UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5075

Thrivent Mutual Funds
(Exact name of registrant as specified in charter)

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Address of principal executive offices) (Zip code)

John C. Bjork, Assistant Secretary
625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Name and address of agent for service)

Registrant's telephone number, including area code: (612) 340-7005

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

Item 1. Report to Stockholders

Thrivent Investment Management®

Thrivent Mutual Funds

Annual Report

October 31, 2005

18.74
20.22
477,000
9.94
54.40
19.86
307
+1.5
+2.7
+2.2
63.10
23.84
16.25

23459 R12-05

Table of Contents

President’s Letter	2	Thrivent Large Cap Stock Fund	117

		Thrivent Large Cap Index Fund	121
Economic and Market Review	4
		Thrivent Large Cap Index Fund-I	128

Portfolio Perspectives		Thrivent Balanced Fund	135

Thrivent Technology Fund	6	Thrivent High Yield Fund	144

Thrivent Partner Small Cap Value Fund	8	Thrivent High Yield Fund II	152

Thrivent Small Cap Stock Fund	10	Thrivent Municipal Bond Fund	160

Thrivent Small Cap Index Fund	12	Thrivent Income Fund	188

Thrivent Mid Cap Growth Fund	14	Thrivent Core Bond Fund	195

Thrivent Mid Cap Stock Fund	16	Thrivent Limited Maturity Bond Fund	200

Thrivent Mid Cap Index Fund	18	Thrivent Money Market Fund	206

Thrivent Mid Cap Index Fund-I	20
		Statement of Assets and Liabilities	210
Thrivent Partner International Stock Fund	22

Thrivent Large Cap Growth Fund	24	Statement of Operations	216

Thrivent Large Cap Value Fund	26
		Statement of Changes in Net Assets	222
Thrivent Large Cap Stock Fund	28

Thrivent Large Cap Index Fund	30	Notes to Financial Statements	230

Thrivent Large Cap Index Fund-I	32
		Financial Highlights
Thrivent Balanced Fund	34
		Thrivent Aggressive Allocation Fund	258
Thrivent High Yield Fund	36
		Thrivent Moderately Aggressive Allocation Fund .	258
Thrivent High Yield Fund II	38
		Thrivent Moderate Allocation Fund	258
Thrivent Municipal Bond Fund	40
		Thrivent Moderately Conservative Allocation Fund	258
Thrivent Income Fund	42
		Thrivent Technology Fund	260
Thrivent Core Bond Fund	44
		Thrivent Partner Small Cap Growth Fund	260
Thrivent Limited Maturity Bond Fund	46
		Thrivent Partner Small Cap Value Fund	262
Thrivent Money Market Fund	48
		Thrivent Small Cap Stock Fund	262

New Funds	50	Thrivent Small Cap Index Fund	264

		Thrivent Mid Cap Growth Fund	264
Shareholder Expense Example	51
		Thrivent Partner Mid Cap Value Fund	264

Report of Independent Registered		Thrivent Mid Cap Stock Fund	266

Public Accounting Firm	56	Thrivent Mid Cap Index Fund	266

		Thrivent Mid Cap Index Fund-I	266
Schedules of Investments
		Thrivent Partner International Stock Fund	268
Thrivent Aggressive Allocation Fund	57
		Thrivent Large Cap Growth Fund	268
Thrivent Moderately Aggressive Allocation Fund	58
		Thrivent Large Cap Value Fund	270
Thrivent Moderate Allocation Fund	59
		Thrivent Large Cap Stock Fund	270
Thrivent Moderately Conservative Allocation Fund	60
		Thrivent Large Cap Index Fund	272
Thrivent Technology Fund	61
		Thrivent Large Cap Index Fund-I	272
Thrivent Partner Small Cap Growth Fund	64
		Thrivent Balanced Fund	272
Thrivent Partner Small Cap Value Fund	67
		Thrivent High Yield Fund	274
Thrivent Small Cap Stock Fund	70
		Thrivent High Yield Fund II	274
Thrivent Small Cap Index Fund	74
		Thrivent Municipal Bond Fund	276
Thrivent Mid Cap Growth Fund	82
		Thrivent Income Fund	276
Thrivent Partner Mid Cap Value Fund	88
		Thrivent Core Bond Fund	278
Thrivent Mid Cap Stock Fund	90
		Thrivent Limited Maturity Bond Fund	278
Thrivent Mid Cap Index Fund	94
		Thrivent Money Market Fund	280
Thrivent Mid Cap Index Fund-I	100

Thrivent Partner International Stock Fund	106	Additional Information	282

Thrivent Large Cap Growth Fund	110
		Supplements to the Prospectus	288
Thrivent Large Cap Value Fund	114

Dear Member:

We are pleased to provide you with the Thrivent Mutual Funds annual report for the twelve-month period ended October 31, 2005. In this report, you will find detailed information about the Thrivent Mutual Funds, including summaries prepared by each portfolio manager on his or her performance and management strategies for the applicable fund and period. In addition, Russell Swansen, Thrivent Investment Management’s chief investment officer, summarizes the overall market and economic environment over the twelve-month period.

In previous letters I have often highlighted integrity and commitment to you, our member, as a common thread running through our organization -- from our customer service areas to our portfolio managers. On the investment management side, we seek to align our investment discipline with our shareholders’ best interests by striving for consistent, long-term performance and taking risk management seriously in our pursuit of potential market rewards. One of our less understood, but still critical, core investment management beliefs centers on the concept of investment style consistency.

What is Investment Style Consistency?

Simply put, being style consistent means sticking to a Fund’s investment objective and investment style regardless of market conditions. For example, high-yield bond funds invest predominately in high-yield bonds and small-cap stock funds always hold a large percentage of small-cap stocks. Seem obvious? Yes, but the temptation to stray is ever present and can prove damaging to an investor’s portfolio. Consider the following example.

Avoiding the Danger of Style Drift

Stocks are commonly divided into two investment style categories -- growth and value. Growth stocks typically offer higher potential to rise (and fall) in share price and are focused on more aggressive areas of the market such as software firms, biotechnology companies and other fast-growing industries. Value-oriented companies, on the other hand, are usually slower growing and focus on banks, energy companies and industrial companies. Often, the two investment styles take turns leading the market and have historically offered greater diversification potential when held together. A “blended” style holds both types of stocks.

In the mid 1990s, large-cap growth stocks -- bolstered by the now infamous technology and internet stock run up --began an astounding period of outperformance over which they greatly outpaced other asset classes until 2000 when the NASDAQ “bubble” finally burst. Over the course, investors and investment professionals were all too often guilty of abandoning long-term investment plans in favor of chasing hot performing technology stocks that primarily drove strong large-cap growth fund returns. Many investors came to regret this short-term mindset when growth stocks came crashing back to earth in 2000 and struggled over the next several years, while at the same time cast-off value and bond funds performed well.

Unfortunately, chasing past performance is not limited to the inexperienced investor -- many sophisticated asset management firms and portfolio managers succumb to the same temptation. Large cap value stock funds performed well in the late-1990s but lagged their more growth-oriented colleagues by a wide margin. Many firms allowed their value managers to drift into traditional growth stock markets in order to “chase” the hot technology sector. The end result? While these firms may have succeeded in attracting short-term assets, their clients were often far less successful in achieving their long-term investment goals.

Our Commitment

At Thrivent Investment Management, we understand the importance of each of our portfolio management teams sticking to their fund’s specific investment objective. We have built a process to monitor style consistency on all of our funds that utilizes leading-edge software and a team of professionals specifically skilled in portfolio analytics. Additionally, our portfolio managers are compensated relative to their particular asset class and only to their particular asset class. In other words, the goal for our large-cap value manager is to outperform other large-cap value stock funds -- not to outperform large-cap growth or mid-cap stock funds that are entirely different asset classes. They are judged solely on how they perform in their specific investment category -- even when other related asset classes may be faring better. Finally, we adhere to a fund naming process that underlies our belief in “truth-in-advertising.” Each Thrivent Mutual Fund is named after the asset class it invests in for the utmost in transparency and clarity.

Style Consistent Funds Support Sound Asset Allocation

Why is style consistency so important? The best-laid asset allocation plans could become disrupted if the underlying funds are not true to their investment style and objective. If your large-cap stock fund periodically invests heavily in small company stocks, how can you be sure that your overall portfolio has adequate exposure to large company stocks at any point in time? The key is to construct your portfolio with mutual funds that stick to their style and objective, regardless of near-term market moves. Only this commitment to investment management discipline fully supports your personal asset allocation plan and a well-balanced portfolio. If you like the idea of style consistent mutual funds and personalized asset allocation but find investing time-consuming and complex, consider our new suite of four asset allocation mutual funds designed to provide a simple one-step investment solution. We’re excited about offering what we call A Simple Choice for Smart Investing!™ Talk with your Thrivent Investment Management registered representative for more information.

Financial Markets Everchanging

Our financial markets appear to be approaching a pivot point where proper portfolio allocation and balance is crucial. International stocks have done very well and large-company stocks are posting better performance after years of trailing their smaller-company counterparts. Bonds continue to fight upstream against rising interest rates. How comfortable are you with your current portfolio make up? Your Thrivent Investment Management registered representative has the tools and knowledge to provide a current portfolio assessment and make recommendations that could better position you for success in 2006.

As always, thank you for continuing to turn to us for your financial solutions. We very much value your business and look forward to serving you better than ever in 2006.

Pamela J. Moret President and Trustee Thrivent Mutual Funds

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus contact a registered representative or visit www.thrivent.com.

Russell W. Swansen	October 31, 2005
Senior Vice President, and
Chief Investment Officer

Economic and Market Review

Stocks and bonds generally provided positive returns during the one-year period ended Oct. 31, 2005, despite skyrocketing energy prices, devastating hurricanes, and rising interest rates. U.S. and foreign stocks benefited from strong economic growth and rising corporate profits. Despite repeated interest rate hikes by the Federal Reserve, bonds generally managed modest positive returns.

U.S. Economy

Gross domestic product growth accelerated from a 3.3% annual pace in the fourth quarter of 2004 to 3.8% in the first quarter of this year, then slowed to 3.3% in the second quarter. Economic growth advanced again to 3.8% (according to early estimates) in the third quarter, surprising many economists who expected a slowdown due to the Gulf Coast storms.

The cost of energy remained a major concern throughout the period, with worries that climbing prices of gasoline, diesel fuel and natural gas would erode the spending power of consumers and businesses. While energy prices did not appear to slow economic growth, they did affect which sectors of the stock market prospered and which sectors lagged.

The labor market improved as the unemployment rate declined to 5% over the period, and the housing market continued to enjoy robust sales activity and rising prices.

Reflecting rising interest rates, the dollar gained against foreign currencies during the period, after falling to a five-year low against both the euro and the Japanese yen in the fourth quarter last year. But while the greenback’s reversal boosted Americans’ spending power abroad, it moderated U.S. investors’ dollar returns from foreign securities and made U.S. goods less competitive overseas.

Inflation & Monetary Policy

Inflation accelerated during the period, due mainly to rising energy prices. The Consumer Price Index rose at a 4.3% rate for the 12 months ended Oct. 31, 2005, compared with an increase of 3.3% for all of 2004. “Core” inflation -- which excludes prices of food and energy -- rose at a more modest 2.1% for the period.

While core inflation remained relatively tame during the period, the Federal Reserve continued its program of increasing short-term interest rates, indicating that prior levels of interest rates were too low given the robust growth in the economy. The policymakers’ expressed objective is to establish a level of interest rates such that they exert neither stimulus nor restrictions on the economy, believing the current economic recovery is self-sustaining. On Nov. 1, the Federal Reserve raised its target for the federal funds rate by a quarter point to 4.00% . It was the Federal Reserve’s 11th consecutive increase since June 2004. While some market watchers had expected a break from the increases, Federal Reserve pol-icymakers noted that any economic slowdown due to the hurricanes would likely be temporary, and that inflationary pressures required further action.

Equity Performance

Stocks experienced up and down moves en route to this period’s gains. The market started the period with a post-presidential election rally that lasted through December. A resurgence in oil prices early in the new year turned stock prices downward until the end of April.

Strong corporate profits and confidence that the Fed would succeed against inflation inspired a summer-long rally that, surprisingly, continued even after Hurricane Katrina. But as fall began, investors refocused on worries about higher infla-tion and interest rates (spurred by energy prices and expected Gulf reconstruction spending) and a slowdown in corporate profits, pushing the market lower.

Small-cap stocks outperformed large-cap issues during the period. The Russell 2000 Index of small-cap stocks posted a 12.08% total return, while the S&P 500 Index of large-cap stocks recorded an 8.72% return. Sectors that performed best during the period included energy, utilities, and technology, while auto/transportation, materials/processing, and consumer discretionary did worst. It should not be surprising that energy has been the strongest sector in the S&P 500 since the start of 2004.

Foreign stocks generally outperformed domestic issues, measured in both local currency and dollar returns. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index posted an 18.59% total return in U.S. dollars during the period.

Fixed Income Performance

With the headwind of ongoing hikes in short-term benchmark rates by the Federal Reserve, most bond sectors offered modest total returns during the period. Yields on short-term securities rose more than yields on intermediate- and longer-term bonds, continuing the flattening of the yield curve that began in early 2004.

The Lehman Brothers Aggregate Bond Index of the broad U.S. bond market posted a 1.13% total return for the 12 months ended Oct. 31, 2005. During the period, the credit ratings of General Motors and Ford, which are two of the largest corporate bond issuers, were downgraded to below investment grade. Municipal bonds fared better than other types of securities in this environment, with the Lehman Brothers Municipal Bond Index posting a total return of 2.54% .

Although high yield bonds were hurt by a flight to quality earlier in the period, the sector outperformed many other bonds sectors for the entire 12 months. The Lehman U.S. High Yield Bond Index registered a 4.09% total return.

Outlook

We believe the U.S. economy will grow at a somewhat slower pace of 3.3% over the next year. Several potential factors threaten the growth outlook, however, including further spikes in energy prices, more rate hikes by the Federal Reserve, and a dramatic slowdown in the housing market.

We think oil prices have likely peaked in the near term and will stabilize or even decline somewhat during the next year. Inflation overall will likely moderate, with prices rising between 3% and 4%. Nevertheless, this will encourage the Federal Reserve to continue its measured interest rate hikes, which we expect will result in a fed funds rate of 4.50% next year.

Our outlook for U.S. stocks is moderately positive. We are mindful, however, that equity valuations remain higher than historical averages, and expect that price volatility will continue as investors sort through positive and negative economic news.

Bond returns will continue to feel the drag of rising interest rates until the Federal Reserve has completed its tightening campaign. Investors will remain sensitive to signs of rising inflation or a slowing economy. With the yield curve relatively flat (short- and long-term yields nearly the same), short and intermediate maturities provide the best risk and return tradeoff for the period ahead.

As always, your best strategy is to work with your Thrivent Investment Management registered representative to create an investment plan based on your goals, diversify your portfolio, and remain focused on the long term.

How did the Fund perform during the one-year period ended Oct. 31, 2005?

Thrivent Technology Fund earned a 6.10% total return, while its peer group of Lipper Science & Technology Funds produced a 7.96% median return. The Fund’s market benchmark, the Goldman Sachs Technology Industry Composite Index, returned 6.19% during the period.

What market conditions were present during the period?

Stocks advanced over the 12 months ended Oct. 31, 2005, although returns across different market segments were uneven. The technology segment did not participate as fully as other segments in the market advanced, with the sector showing particular weakness early in the reporting period. However, the technology segment did rally smartly and suf-ficiently in the second half of the period to achieve a reasonable level of return over the fiscal year. Energy stocks provided the richest returns in the U.S. equity markets with particular strength noted in companies focused on domestic production as well as exploration and development.

A number of cross-currents, including rising energy prices, steady increases in short-term interest rates and renewed fears of heightened inflation diminished the constructive impact of continued good economic growth and positive earnings advances over the period. Additionally, the end of the period was characterized by unusual increases in energy prices and distorted economic activity related to the effects of the hurricanes that lashed the gulf coast area in September. These events contributed to investors’ increasing aversion to the more volatile segments of the markets.

What factors affected the Fund’s performance?

The Fund maintained a bias over the period to larger-capitalization companies with strong business models. This had a negative impact on our performance versus the peer group over the period as small- and mid-capitalization companies provided higher levels of returns than did these types of companies.

The Fund earned strong returns throughout the period from its technology hardware equipment holdings in Apple Computer, but this advantage was more than offset by below-average returns to our position in other large companies like

Dell Computer and Microsoft.

An underweighted stance in Google was a meaningful factor in the Fund’s underperformance versus its Lipper peer group. In addition, the Fund’s below average performance in the

Top 10 Holdings
(% of Portfolio)

Apple Computer, Inc.	3.6%
Microsoft Corporation	3.1%
Intel Corporation	3.1%
Cisco Systems, Inc.	2.7%
International Business Machines Corporation	2.6%
EMC Corporation	2.4%
Google, Inc.	2.4%
Dell, Inc.	2.3%
Yahoo!, Inc.	2.2%
QUALCOMM, Inc.	2.0%

These common stocks represent 26.4% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

consumer, health care, and telecomm services segments --other areas of the market that provide opportunity for participation in new technologies -- also proved detrimental, relative to our peers.

What is your outlook?

In 2006, economic conditions at the macro level are expected to moderate from those seen in 2005. Business investment at this point is still robust, employment growth is moderating but positive, and policy makers are achieving some success in their endeavor to mitigate inflation risks in the economy. Productivity growth is critical to maintaining the competitiveness of the U.S. economy, and worker and technology investment is the catalyst of productivity growth.

We expect business investment will be a more significant component of technology spending growth than the consumer in the coming year and have positioned the Fund to benefit from that trend. The technology market continues to evolve, and we continue to cast a broad net to identify not only successful investments within the traditional technology segment but also new and emerging technologies in other fields such as medicine and energy.

	Portfolio Facts
	As of October 31, 2005
	A Share	B Share	Institutional Share
	------------------	------------------	------------------
Ticker	AATSX	BBTSX	THTIX
Transfer Agent ID	028	078	098
Net Assets	$42,680,429	$3,510,591	$2,574,319
NAV	$3.48	$3.34	$3.65
NAV -- High†	12/6/2004 -- $3.61	12/6/2004 -- $3.48	9/13/2005 -- $3.76
NAV -- Low†	4/15/2005 -- $3.06	4/15/2005 -- $2.94	4/15/2005 -- $3.19
Number of Holdings: 145	† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

			From
			Inception
Class A1	1-Year	5 Years	7/1/2000

without sales charge	6.10%	(17.12%)	(17.96%)
with sales charge	0.29%	(18.06%)	(18.82%)

			From
			Inception
Class B1	1-Year	5 Years	7/1/2000

without sales charge	5.70%	(17.78%)	(18.59%)
with sales charge	1.70%	(17.78%)	(18.59%)

			From
			Inception
Institutional Class[1]	1-Year	5 Years	7/1/2000

total return	6.73%	(16.42%)	(17.22%)

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. The Fund primarily invests in technology-related industries; as a consequence, the Fund may be subject to greater price volatility than a fund investing in a broad range of industries. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and Goldman Sachs Technology Industry Composite Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The Goldman Sachs Technology Industry Composite Index is a modified capitalization-weighted index of selected technology stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Partner Small Cap Value Fund

Subadvised by T. Rowe Price Associates, Inc.
The Thrivent Partner Small Cap Value Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of small company common stock and securities convertible into small company common stocks.

How did the Fund perform during the one-year period ended Oct. 31, 2005?

Thrivent Partner Small Cap Value Fund gained 12.13% for the year, underperforming the median return of 13.80% for its peer group, as represented by the Lipper Small Cap Value Funds Category. The Fund also fell short of its benchmark, the Russell 2000 Value Index, which advanced 13.04% over the 12-month period.

What market conditions were present during the period?

Overall, stocks achieved solid results for the 12 months. However, market returns were punctuated with abrupt periods of sharp advances and corrections as investors grappled with a number of issues. These included an increasingly uncertain interest rate environment, ongoing geopolitical instability, the highest energy prices since the early 1980s and a period of unusual weather patterns that ravaged parts of the country. Despite all of these setbacks, U.S. economic growth continued on a reasonably robust path and corporate profit growth was strong. Small- and mid-capitalization stocks repeated their pattern of outperforming the large-cap segments of the markets; however, the advantage was not as significant as in the past few years.

During the fiscal year, the energy sector was a particularly rewarding spot for stock performance. Companies within this sector achieved extraordinary operating and financial results because of high prices for crude oil and unusually strong profits in refined products and natural gas. In particular, refined products and natural gas were impacted by the devastating hurricanes that hit the Gulf region over the summer, severely restricting refining capacity and production of natural gas from the Gulf of Mexico.

What factors affected the Fund’s performance?

The Fund’s results fell slightly below the Russell 2000 Value Index due to sub-par stock selection in the technology sector of its portfolio. Two stocks in particular, SBS Technologies, a specialty computer products company, and Littelfuse, a circuit protection product provider, achieved poor results. Also, a below-average weighting in the financial segment, particularly real estate, limited the Fund’s returns.

On the other hand, stocks from the materials and health care segments aided the Fund’s results during the period. Additionally, utilities enhanced our returns with good stock performance from Black Hills Corp., a diversified energy and telecommunications company, and El Paso Electric, an electric

Top 10 Holdings
(% of Portfolio)

Texas Regional Bancshares, Inc.	1.6%
First Republic Bank	1.5%
Forest Oil Corporation	1.2%
East West Bancorp, Inc.	1.2%
Owens & Minor, Inc.	1.2%
Whiting Petroleum Corporation	1.2%
Kirby Corporation	1.2%
Genesee & Wyoming, Inc.	1.2%
ProAssurance Corporation	1.1%
LSI Industries, Inc.	1.1%

These common stocks represent 12.5% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

utility company. An above-average weighting in the energy sector also contributed positively to the Fund’s returns for the period. Finally, our stock holdings in the energy segment significantly outpaced the index and peer group returns in that sector.

What is your outlook?

Although we do not see a recession on the horizon, we expect economic growth to slow over the next six to 12 months. A combination of higher short-term interest rates and record-high oil prices will likely restrain economic activity. Given this challenging economic backdrop, we believe the stock market will be choppy in the coming months, which may present some potentially attractive investment opportunities. However, after five years of outperformance in the small-cap value segment of the market, attractively valued small-cap stocks are growing increasingly difficult to find for the Fund.

	Portfolio Facts
	As of October 31, 2005
	A Share	B Share	Institutional Share
	------------------	------------------	------------------
Ticker	AALVX	BBSVX	TPSIX
Transfer Agent ID	032	082	099
Net Assets	$74,449,941	$5,490,860	$16,378,913
NAV	$14.06	$13.50	$14.57
NAV -- High†	12/15/2004 -- $15.53	12/15/2004 -- $15.09	12/15/2004 -- $15.97
NAV -- Low†	5/13/2005 -- $12.47	5/13/2005 -- $12.03	5/13/2005 -- $12.88
Number of Holdings: 136		† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

		Inception
Class A1	1-Year	7/17/2001

without sales charge	12.13%	12.36%
with sales charge	5.97%	10.90%

		From
		Inception
Class B1	1-Year	7/17/2001

without sales charge	11.03%	11.40%
with sales charge	7.14%	11.24%

		From
		Inception
Institutional Class[1]	1-Year	7/17/2001

total return	12.92%	13.26%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000 Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 2000 Value Index is an index comprised of companies with a greater than average value orientation within the Russell 2000 Index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Small Cap Stock Fund

Christopher J. Serra, Portfolio Manager
The Thrivent Small Cap Stock Fund seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

How did the Fund perform during the one-year period ended Oct. 31, 2005?

Thrivent Small Cap Stock Fund produced a 13.81% return, while its Lipper Inc. Small Cap Core Funds peer group produced a 13.41% median return. The Fund’s market benchmark, the Russell 2000 Index, returned 12.08% during the period.

What market conditions were present during the period?

Despite decelerating throughout much of the period, the economy produced generally solid numbers. With gross domestic product growth at more than 3 percent and with stable inflation figures, the environment was generally constructive for investing in small-capitalization stocks. This was welcome news to many investors who sought growth in small-caps after struggling to identify similar opportunities in the large-cap segment of the market.

Leading the strong small-cap performance during the period were higher-quality companies with visible earnings growth and good returns on capital. Although there were pockets of performance in lower-quality, emerging-growth companies, they generally underperformed their higher quality counterparts during the period.

What factors affected the Fund’s performance?

The Fund’s bias toward higher-quality segments of the market was a significant contributing factor to its performance during the past 12 months. Investors generally preferred better balance sheets and higher financial quality as the maturing economic cycle, systematic short-term interest-rate increases, an unstable energy market, and ongoing geopolitical uncertainty limited investors’ desire for risk.

The Fund’s holdings in the health care sector, especially in the pharmaceuticals and biotechnology areas, also aided its performance. Intuitive Surgical was one such health care stock that posted especially outstanding returns during the period. Basic materials was another segment of strong performance with holdings in companies like Florida Rock providing excellent returns. The Fund also benefited from good returns in its real estate investment trust holdings and from an underweighted position in some of the more interest-rate-sensitive areas of the market.

What is your outlook?

We remain generally optimistic about the prospects for the market and the economy as we prepare to move into 2006. If anything has the potential to derail our optimism, it’s an acceleration in inflation. But at the moment, there is little

Top 10 Holdings
(% of Portfolio)

HCC Insurance Holdings, Inc.	0.9%
Ohio Casualty Corporation	0.8%
Affiliated Managers Group, Inc.	0.7%
URS Corporation	0.7%
Oshkosh Truck Corporation	0.7%
Energen Corporation	0.7%
Sybron Dental Specialties, Inc.	0.6%
Sierra Health Services, Inc.	0.6%
Jacobs Engineering Group, Inc.	0.6%
SkyWest, Inc.	0.6%

These common stocks represent 6.9% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

evidence of such a development. Oil and gas prices appear to be backing down. Job growth, while lagging, is stable. The market reacted well to the introduction of Ben Bernanke as the next Federal Reserve Board Chairman, and future interest rate hikes appear to be factored into the market.

With value becoming more and more difficult to identify in any market sector, growth is coming to the forefront. As a result, we will focus our attention on finding higher-quality companies with reasonably visible growth and outlooks. Because of its earnings growth strength, especially in the health care equipment space, the Fund will maintain an overweighted position in health care. We also continue to hold a positive bias toward the industrial space and will look for opportunities to add to the Fund’s holdings in that area. We hold a modestly overweighted stance in technology, a neutral position in the industrial space, and underweighted positions in the consumer and basic materials areas.

With substantial cash on corporate balance sheets, we anticipate that many companies will come to the realization that growth through reinvestment is vital to their long-term viability. In this environment, we believe small-cap stocks could offer an outstanding conduit to growth.

	Portfolio Facts
	As of October 31, 2005
	A Share	B Share	Institutional Share
	------------------	------------------	------------------
Ticker	AASMX	BBSMX	TSCSX
Transfer Agent ID	024	074	094
Net Assets	$440,546,435	$20,540,889	$21,115,108
NAV	$17.79	$16.18	$18.85
NAV -- High†	8/2/2005 -- $18.61	8/2/2005 -- $16.96	8/2/2005 -- $19.69
NAV -- Low†	4/28/2005 -- $15.87	4/28/2005 -- $14.51	4/28/2005 -- $16.77
Number of Holdings: 238	† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

			From
			Inception
Class A1	1-Year	5 Years	7/1/1996

without sales charge	13.81%	8.02%	10.72%
with sales charge	7.58%	6.81%	10.06%

			From
			Inception
Class B1	1-Year	5 Years	1/8/1997

without sales charge	12.75%	6.94%	9.09%
with sales charge	8.75%	6.94%	9.09%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

total return	14.58%	8.75%	9.91%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 2000 Index is an index comprised of the 2,000 smaller companies in the Russell 3000 index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Small Cap Index Fund

Kevin R. Brimmer, Portfolio Manager
The Thrivent Small Cap Index Fund seeks capital growth that tracks the performance of the S&P
Small Cap 600 Index by investing primarily in common stocks of the Index.

How did the Fund perform during the one-year period ended Oct. 31, 2005?

We are pleased to report that we achieved the Fund’s objective of providing results in line with the S&P SmallCap 600 Index, after fees and expenses. Thrivent Small Cap Index Fund returned 14.05% for the period, while the S&P SmallCap 600 gained 15.27% . By comparison, the Fund’s peer group, as represented by the Lipper Small Cap Core Funds Category, posted a median return of 13.41% over the same time frame.

What conditions were present during the period?

The stock market provided solid gains during the period. However, there was plenty of volatility as investors pondered key issues and events -- including skyrocketing energy prices, continued Fed interest rate hikes, the Gulf Coast hurricanes, and concerns about inflation and future economic growth.

Small-cap stocks continued to outperform large-cap issues, surprising many analysts who expected the latter to take the lead as the economic expansion matured. Within the S&P SmallCap 600 Index, value stocks outperformed growth stocks. On a sector basis, energy, financials, health care and utilities did best. Energy companies reaped record profits as prices and demand for their products remained high. The health care sector benefited from strong performance of managed care companies (HMOs) and long-term care facilities. Sectors with the worst performance were telecom services, which had negative returns, and consumer discretionary. It’s not surprising that consumers reined in discretionary spending, considering the sharply higher costs of driving their cars and heating their homes.

What factors affected the Fund’s performance?

Because we use an indexing approach to manage the Fund, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P SmallCap 600 Index, while keeping transaction costs to a minimum. The S&P SmallCap Index is the most widely used gauge of small-sized companies and covers all major market sectors. As is typically the case with index funds, variances in performance relative to the Index are a result of expenses, transaction costs and minor differences in portfolio composition.

Top 10 Holdings
(% of Portfolio)

Southwestern Energy Company	0.9%
NVR, Inc.	0.5%
Roper Industries, Inc.	0.5%
Cimarex Energy Company	0.5%
Oshkosh Truck Corporation	0.5%
Cooper Companies, Inc.	0.5%
Massey Energy Company	0.5%
Pharmaceutical Product Development, Inc.	0.4%
Vintage Petroleum, Inc.	0.4%
Global Payments, Inc.	0.4%

These common stocks represent 5.1% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

What is your outlook?

We remain cautiously optimistic about the stock market’s near-term prospects. The economy should continue growing next year, though at a somewhat slower pace than during 2005. Inflation will likely increase slowly, allowing the Federal Reserve to continue measured interest rate hikes, which we expect to cease at a fed funds rate near 4.5% . Several factors could threaten this scenario; however, including further spikes in energy prices and inflation overall, or more aggressive rate hikes by the Fed.

As the economic cycle matures and there is more potential for a slowdown, we expect small-cap stocks to relinquish their lead to large-cap issues. Larger companies often are better positioned to succeed in such a setting, when investors may shift away from “riskier” asset classes. Stock price volatility will most likely continue as investors consider issues that could affect the economy and the market. However, the Thrivent Small Cap Index Fund should experience lower volatility due to its broad diversification and exposure to all market sectors.

Portfolio Facts
As of October 31, 2005
A Share
------------------
Ticker	AALSX
Transfer Agent ID	029
Net Assets	$46,932,578
NAV	$14.28
NAV -- High†	8/2/2005 -- $15.06
NAV -- Low†	11/2/2004 -- $12.66
Number of Holdings: 602	† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

			From
			Inception
Class A1	1-Year	5 Years	7/1/2000

without sales charge	14.05%	8.60%	8.40%
with sales charge	7.74%	7.38%	7.26%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P SmallCap 600 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. “S&P SmallCap 600 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the one-year period ended Oct. 31, 2005?

For the 12-month period under review, Thrivent Mid Cap Growth Fund returned 14.43%, while the Lipper Mid Cap Growth Funds Category returned 14.25% . The Fund’s benchmark index, the Russell Midcap Growth Index, posted 15.91% for the same time frame.

What market conditions were present during the period?

While U.S. large-cap equities managed to post high single-digit returns in line with long-term historical averages during the period, mid-cap stocks pulled away from the pack, outperforming both larger- and smaller-cap issues. In large part, investors’ disillusionment with growth prospects in the large-cap universe, coupled with trepidation regarding the perceived risk in smaller-cap stocks, made for healthy demand for mid-cap issues, where investors flocked for both growth and value. Not surprisingly, energy-related stocks, which were far and away the sector leaders this period, helped put mid-cap stocks in the forefront, given their relatively larger presence in the mid-cap universe. In addition, mid-cap stocks were less impacted from rising interest rates than their smaller-cap counterparts -- which are typically more interest-rate sensitive.

What factors affected the Fund’s performance?

Two factors stand out this period in terms of positive impacts to the Fund’s performance: individual stock selection and active management of the portfolio’s exposure to certain industry sectors. We attribute the Fund’s favorable standing versus its peers to active management of the Fund’s diversified portfolio of securities, while stock selection in technology marginally detracted from the Fund’s returns for the period.

First, our decision to overweight the portfolio’s exposure to energy-related stocks proved to be the most substantial ben-efit to performance. Stocks issued by companies in this sector led the markets as energy prices globally continued to rally, and our holdings in this area were up roughly 60% for the year, thereby significantly contributing to the Fund’s overall returns.

Similarly, both our exposure to and individual stock selection within health care and consumer discretionary stocks added to performance. Our health care holdings alone were up 20% for the portfolio this period, thanks to favorable product pricing and continued profit margin improvement. Our stock selection in the consumer area contributed positively during the Fund’s fiscal year, and our decision to reduce our exposure to this group during the year added even more relative performance as the sector declined.

Top 10 Holdings
(% of Portfolio)

Getty Images, Inc.	0.8%
Broadcom Corporation	0.8%
Corporate Executive Board Company	0.8%
Chico’s FAS, Inc.	0.7%
Marvell Technology Group, Ltd.	0.7%
Comverse Technology, Inc.	0.7%
Coach, Inc.	0.7%
Chicago Mercantile Exchange	0.6%
XTO Energy, Inc.	0.6%
NII Holdings, Inc.	0.6%

These common stocks represent 7.0% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

On the negative side, stock selection within technology detracted somewhat from our absolute returns. Our growth expectations for mid-cap stocks in this industry sector were perhaps a bit too optimistic, and our individual stock selection in this area led us to a few underperformers.

What is your outlook?

We remain cautiously optimistic as we structure the portfolio for the months ahead. First, although we believe that energy prices and interest-rate conditions will remain the key drivers of the equity markets for the coming months, we are confident that the mid-cap segment of the market will continue to offer solid growth prospects. That said, we expect a somewhat choppy trading environment in which individual stock selection will be paramount in identifying outperformers.

In terms of the portfolio’s structure, we’ve adopted a more neutral-to-defensive position by paring back our exposure to the strongest-performing sectors, such as health care, while adding stocks that we believe represent good opportunity at current prices such as technology and select consumer-oriented stocks. This tactic has enabled us to harvest gains for the portfolio, while helping us position ourselves for generally favorable conditions for the mid-cap segment of the market in the months ahead.

	Portfolio Facts
	As of October 31, 2005
	A Share	B Share	Institutional Share
	------------------	------------------	------------------
Ticker	LBMGX	LUGBX	LBMIX
Transfer Agent ID	58	358	458
Net Assets	$269,038,108	$36,130,648	$11,707,796
NAV	$14.59	$13.64	$15.44
NAV -- High†	10/3/2005 -- $15.01	10/3/2005 -- $14.05	10/3/2005 -- $15.88
NAV -- Low†	11/2/2004 -- $12.76	11/2/2004 -- $12.05	11/2/2004 -- $13.40
Number of Holdings: 368	† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

			From
			Inception
Class A1	1-Year	5 Years	5/30/1997

without sales charge	14.43%	(2.84%)	7.81%
with sales charge	8.15%	(3.93%)	7.09%

			From
			Inception
Class B1	1-Year	5 Years	10/31/1997

without sales charge	13.20%	(3.65%)	6.25%
with sales charge	9.20%	(3.65%)	6.25%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/31/1997

total return	15.31%	(1.97%)	7.50%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell MidCap Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell MidCap Growth Index is an index comprised of companies with higher than average price-to-book ratios and higher forecasted growth values, within the Russell Midcap Index. It is not possible to invest directly in the Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses, or taxes.

How did the Fund perform during the one-year period ended Oct. 31, 2005?

Thrivent Mid Cap Stock Fund gained 21.10% for the annual reporting period, outperforming its peer group and broad market benchmark. The Lipper mid-cap core peer group posted a median return of 15.77% . The benchmark S&P MidCap 400 Index returned 17.64% over the same one-year time frame.

What market conditions were present during the period?

The energy sector continued to see a significant supply and demand imbalance due to production disruptions from hurricanes Katrina and Rita, disappointing production growth from non-OPEC countries and ongoing strong demand from emerging countries. Oil prices moved up significantly during the period, but fell back somewhat from their peak of more than $70 a barrel in the summer. Likewise, natural gas prices nearly doubled during the Fund’s fiscal year. Although these energy costs caused concern about top-line inflation numbers, other factors kept core inflation (less food and energy) well maintained. These factors included increases in global competition, productivity gains from technology and the Federal Reserve’s moves to raise interest rates. For the most part, the markets took the Fed’s rate increases throughout the year in stride. Corporate earnings growth decelerated somewhat, but continued to be relatively strong.

The mid-capitalization segment provided outstanding returns during the year, outpacing both large- and small-cap stocks. All mid-cap market sectors achieved positive returns, with the biggest contributors being energy -- particularly industrial exploration and production companies -- followed by health care and telecommunications. Laggards in the mid-cap group included stocks from the consumer discretionary and information technology sectors.

What factors affected the Fund’s performance?

Strong stock selection was the primary reason for the Fund’s outperformance of its peer group and benchmark index. In fact, stock selection in every sector added value on a relative performance basis versus the index. The Fund also benefited from an above-average weighting in the top-performing energy sector and a below-average weighting in consumer discretionary stocks. Despite the fact that information technology was the worst-performing sector in the index and the Fund was equally weighted, strong technology stock selection generated solid results as well.

Some of the best performers in the Fund included energy companies Ultra Petroleum and Patterson-UTI Energy. Ultra Petroleum, a natural gas company with Wyoming assets, generated strong returns on investment with low costs. Patterson-UTI Energy, the second largest North American land driller, benefited from full utilization and improved pricing as demand surged from

Top 10 Holdings
(% of Portfolio)

HCC Insurance Holdings, Inc.	1.6%
Ultra Petroleum Corporation	1.4%
Patterson-UTI Energy, Inc.	1.3%
Questar Corporation	1.3%
Nabors Industries, Ltd.	1.2%
Freeport-McMoRan Copper & Gold, Inc.	1.1%
PartnerRe, Ltd.	1.0%
Fastenal Company	0.9%
Grant Prideco, Inc.	0.9%
ENSCO International, Inc.	0.9%

These common stocks represent 11.6% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

oil and gas producers. Also, Jacobs Engineering, an engineering and construction firm for large-scale projects, performed well as demand increased to build plants and facilities. In health care, Humana and PacifiCare Health Systems advanced as investors realized these companies will benefit significantly from the new Medicare Part D plan. Also, IVAX Corporation, a generic and branded pharmaceutical company, profited from its large number of new drugs in the pipeline.

What is your outlook?

Consumer spending faces a number of headwinds including high gas prices and heating costs, increasing health care costs, heavy debt burdens and tempered wage and employment growth. Therefore, we are continuing to keep a below-average position in consumer discretionary stocks. We will maintain our above-average weighting in the energy sector. After beginning the fiscal year with a below-average weighting in financial stocks, we moved to an above-average weighting. We believe financial stocks look compelling now that the Fed is close to the end of its tightening cycle. Valuations are attractive, and credit quality is strong for many of these companies.

	Portfolio Facts
	As of October 31, 2005
	A Share	B Share	Institutional Share
	------------------	------------------	------------------
Ticker	AASCX	BBSCX	TMSIX
Transfer Agent ID	021	083	051
Net Assets	$928,017,268	$23,992,239	$50,706,990
NAV	$17.85	$16.08	$18.63
NAV -- High†	10/3/2005 -- $18.49	10/3/2005 -- $16.67	10/3/2005 -- $19.29
NAV -- Low†	11/2/2004 -- $14.68	11/2/2004 -- $13.37	11/2/2004 -- $15.24
Number of Holdings: 188	† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

Class A1	1-Year	5 Years	10 Years

without sales charge	21.10%	3.44%	8.73%
with sales charge	14.42%	2.28%	8.12%

			From
			Inception
Class B1	1-Year	5 Years	1/8/1997

without sales charge	19.82%	2.28%	7.63%
with sales charge	15.82%	2.28%	7.63%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

total return	21.76%	4.02%	8.19%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Mid Cap Index Fund

Kevin R. Brimmer, Portfolio Manager

The Thrivent Mid Cap Index Fund seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in common stocks comprising the Index.

How did the Fund perform during the one-year period ended Oct. 31, 2005?

We are pleased to report that we achieved the Fund’s objective of providing results in line with the S&P MidCap 400 Index, after fees and expenses. Thrivent Mid Cap Index Fund returned 16.80% for the period while the S&P MidCap 400 gained 17.64% . By comparison, the Fund’s peer group, as represented by the Lipper Mid Cap Core Funds Category, posted a median return of 15.77% over the same time frame.

What conditions were present during the period?

The stock market provided solid gains during the period. However, there was plenty of volatility as investors pondered key issues and events -- including skyrocketing energy prices, continued Fed interest rate hikes, the Gulf Coast hurricanes, and concerns about inflation and future economic growth.

Mid-cap stocks outperformed large- and small-cap issues, surprising many analysts who expected large-caps to take the lead as the economic expansion matured. Within the S&P MidCap 400 Index, value stocks continued to outperform growth stocks. On a sector basis, energy, financials, and health care did best. Energy companies reaped record profits as prices and demand for their products remained high. The health care sector benefited from strong performance of managed care companies (HMOs) and long-term care facilities. Sectors with the worst performance were materials and telecom services.

What factors affected the Fund’s performance?

Because we use an indexing approach to manage the Fund, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P MidCap 400 Index, while keeping transaction costs to a minimum. The S&P MidCap Index is the most widely used gauge of medium-sized companies and covers all major market sectors. As is typically the case with index funds, variances in performance relative to the Index are a result of expenses, transaction costs and minor differences in portfolio composition.

What is your outlook?

We remain cautiously optimistic about the stock market’s near-term prospects. The economy should continue growing next year, though at a somewhat slower pace than during 2005. Inflation will likely increase slowly, allowing the Federal Reserve to continue measured interest rate hikes, which we expect to cease at a fed funds rate near 4.5% .

Top 10 Holdings
(% of Portfolio)

Legg Mason, Inc.	1.0%
SanDisk Corporation	0.8%
Peabody Energy Corporation	0.8%
Whole Foods Market, Inc.	0.7%
PacifiCare Health Systems, Inc.	0.6%
Chico’s FAS, Inc.	0.6%
Pioneer Natural Resources Company	0.6%
Noble Energy, Inc.	0.6%
ENSCO International, Inc.	0.5%
Smith International, Inc.	0.5%

These common stocks represent 6.7% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Several factors could threaten this scenario, however, including further spikes in energy prices and inflation overall, or more aggressive rate hikes by the Fed.

As the economic cycle matures and there is more potential for a slowdown, we expect mid-cap stocks to relinquish their lead to large-cap issues. Large companies often are better positioned to succeed in such a setting, when investors may shift away from “riskier” asset classes. Stock price volatility will most likely continue as investors consider issues that could affect the economy and the market. However, Thrivent Mid Cap Index Fund should experience lower volatility due to its broad diversification and exposure to all market sectors.

Portfolio Facts
As of October 31, 2005
A Share
------------------
Ticker	AAMIX
Transfer Agent ID	030
Net Assets	$62,446,093
NAV	$13.77
NAV -- High†	8/2/2005 -- $14.24
NAV -- Low†	11/2/2004 -- $11.84
Number of Holdings: 403	† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

			From
			Inception
Class A1	1-Year	5 Years	7/1/2000

without sales charge	16.80%	6.09%	6.65%
with sales charge	10.38%	4.90%	5.53%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. “S&P MidCap 400 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Mid Cap Index Fund-I

Kevin R. Brimmer, Portfolio Manager

The Thrivent Mid Cap Index Fund seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in common stocks comprising the Index.

How did the Fund perform during the one-year period ended Oct. 31, 2005?

We are pleased to report that we achieved the Fund’s objective of providing results in line with the S&P MidCap 400 Index, after fees and expenses. Thrivent Mid Cap Index Fund-I returned 17.00% for the period while the S&P MidCap 400 gained 17.64% . By comparison, the Fund’s peer group, as represented by the Lipper Mid Cap Core Funds Category, posted a median return of 15.77% over the same time frame.

What conditions were present during the period?

The stock market provided solid gains during the period. However, there was plenty of volatility as investors pondered key issues and events -- including skyrocketing energy prices, continued Fed interest rate hikes, the Gulf Coast hurricanes, and concerns about inflation and future economic growth.

Mid-cap stocks outperformed large- and small-cap issues, surprising many analysts who expected large-caps to take the lead as the economic expansion matured. Within the S&P MidCap 400 Index, value stocks continued to outperform growth stocks. On a sector basis, energy, financials, and health care did best. Energy companies reaped record profits as prices and demand for their products remained high. The health care sector benefited from strong performance of managed care companies (HMOs) and long-term care facilities. Sectors with the worst performance were materials and telecom services.

What factors affected the Fund’s performance?

Because we use an indexing approach to manage the Fund, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P MidCap 400 Index, while keeping transaction costs to a minimum. The S&P MidCap Index is the most widely used gauge of medium-sized companies and covers all major market sectors. As is typically the case with index funds, variances in performance relative to the Index are a result of expenses, transaction costs and minor differences in portfolio composition.

What is your outlook?

We remain cautiously optimistic about the stock market’s near-term prospects. The economy should continue growing next year, though at a somewhat slower pace than during 2005. Inflation will likely increase slowly, allowing the Federal Reserve to continue measured interest rate hikes, which we expect to cease at a fed funds rate near 4.5% .

Top 10 Holdings
(% of Portfolio)

Legg Mason, Inc.	0.9%
SanDisk Corporation	0.8%
Peabody Energy Corporation	0.8%
Whole Foods Market, Inc.	0.7%
PacifiCare Health Systems, Inc.	0.6%
Chico’s FAS, Inc.	0.6%
Smith International, Inc.	0.5%
ENSCO International, Inc.	0.5%
Noble Energy, Inc.	0.5%
Pioneer Natural Resources Company	0.5%

These common stocks represent 6.4% of the total
investment portfolio.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Several factors could threaten this scenario, however, including further spikes in energy prices and inflation overall, or more aggressive rate hikes by the Fed.

As the economic cycle matures and there is more potential for a slowdown, we expect mid-cap stocks to relinquish their lead to large-cap issues. Large companies often are better positioned to succeed in such a setting, when investors may shift away from “riskier” asset classes. Stock price volatility will most likely continue as investors consider issues that could affect the economy and the market. However, Thrivent Mid Cap Index Fund-I should experience lower volatility due to its broad diversification and exposure to all market sectors.

Portfolio Facts
As of October 31, 2005
Institutional Share
------------------
Ticker	AALMX
Transfer Agent ID	097
Net Assets	$23,081,999
NAV	$13.34
NAV -- High†	8/2/2005 -- $13.78
NAV -- Low†	11/2/2004 -- $11.84
Number of Holdings: 403	† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/31/1999

total return	17.00%	6.76%	8.77%

1 Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects Fund expenses, net of any reimbursements, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. "S&P MidCap 400 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner International
Stock Fund

Subadvised by Mercator Asset Management, L.P. and T. Rowe Price International, Inc.

How did the Fund perform during the one-year period ended Oct. 31, 2005?

Thrivent Partner International Stock Fund advanced 16.18% during the annual reporting period, slightly below its peer group median return of 16.41%, as represented by the Lipper International Large Cap Core Funds Category. The Fund underperformed its benchmark, the MSCI Europe, Australia and Far East (EAFE) Index, which gained 18.59% for the year.

What market conditions were present during the period?

Returns for large-cap international equities exceeded those of the major U.S. equity indices during the past year. All of the major stock markets in the Far East, the United Kingdom and Europe realized double-digit returns in both local and U.S. currency terms. Among the major markets, Japan provided particularly attractive results. The performance in Japan was spurred by indications that the prolonged period of sub-par economic conditions may be drawing to a close. The Japanese economy is not only benefiting from better domestic policies, but also the contagious effects of Chinese economic strength.

European markets also enjoyed strong returns despite ongoing economic and political challenges. Companies in Europe appeared to be taking more aggressive actions to deal with cost and trade barriers that seemed increasingly out of date in today’s economic and global trade environment. In the Pacific Rim, Australia benefited from strength in the commodity markets. Many of Australia’s companies operate in raw materials, an area experiencing significant increases in volume and prices related to strong demand from China.

The dollar staged a rebound against most major foreign currencies, causing returns for U.S. shareholders to be generally lower than local currency results. Following the weakness of the dollar experienced in 2004, the U.S. currency became modestly oversold compared to foreign currencies and experienced a modest recovery in 2005. Additionally, U.S. interest rates were generally higher than those available on sovereign bonds of other countries. Finally, a global savings surplus provided an impetus to buy dollar-denominated securities, lifting the U.S. currency.

What factors affected the Fund’s performance?

A primary factor that caused the Fund’s performance to fall short of both the benchmarks was an underexposure to mid-and smaller-capitalization stocks and countries. An additional significant factor was a moderate underexposure to the Japanese market, which provided attractive returns. Likewise, an overexposure to the financials and consumer discretionary sectors, areas of sub-par performance during the period, also limited our results. In the latter category,

Top 10 Countries
(% of Portfolio)

Japan	18.9%
United Kingdom	14.2%
Switzerland	7.9%
France	5.8%
Spain	4.7%
Germany	4.4%
Italy	4.0%
Netherlands	3.3%
South Korea	2.3%
Mexico	2.1%

These common stocks represent 67.6% of the total
investment portfolio.

*International investing has special risks including currency fluctuation and political volatility.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top Countries are subject to change.

exposure to Kingfisher and Carnival in particular restrained the Fund’s relative performance.

The Fund achieved good results from its holdings in Japan, such as Sompo Japan Insurance, Sumitomo Mitsui Financial Group and Toyota Motor, and also Hong Kong. Additionally, it benefited from positive stock selection in the information technology, materials, health care (Sanofi-Aventis and Takeda Pharmaceutical) and telecommunications sectors.

What is your outlook?

Higher energy costs do not appear to have significantly impacted global economic growth, but earnings estimates have fallen in most regions. Nonetheless, corporate profitability is generally robust, and we continue to expect positive earnings growth overall. In the near term, a slowdown in the Chinese economy or a cutback in U.S. consumer spending remain the largest potential constraints for global growth. The performance of growth-oriented stocks has improved recently, as is often the case in a slower-growth environment. In addition, large-cap stocks are likely to hold up well as investors seek to reduce risk. Consequently, we believe the Fund’s large-cap orientation should serve it well going forward.

	Portfolio Facts
	As of October 31, 2005
	A Share	B Share	Institutional Share
	------------------	------------------	------------------
Ticker	AAITX	BBITX	TISFX
Transfer Agent ID	023	084	093
Net Assets	$304,753,446	$16,084,488	$61,118,318
NAV	$10.57	$10.16	$10.77
NAV -- High†	9/29/2005 -- $10.86	9/29/2005 -- $10.46	9/29/2005 -- $11.06
NAV -- Low†	11/1/2004 -- $9.15	11/1/2004 -- $8.90	11/1/2004 -- $9.27
Number of Holdings: 175	† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

Class A1	1-Year	5 Years	10 Years

without sales charge	16.18%	(0.85%)	4.14%
with sales charge	9.78%	(1.97%)	3.55%

			From
			Inception
Class B1	1-Year	5 Years	10/31/97

without sales charge	14.67%	(1.70%)	2.25%
with sales charge	10.67%	(1.70%)	2.25%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/31/97

total return	16.82%	0.05%	3.48%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

** As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI EAFE Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

*** The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) is a stock index designed to measure the equity performance of developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Large Cap Growth Fund

Scott A. Vergin, Portfolio Manager
The Thrivent Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

How did the Fund perform for the one-year period ended Oct. 31, 2005?

We are quite pleased with the Fund’s performance for the 12-month period under review, during which the Fund outpaced both its peer group and benchmark amidst mildly challenging conditions for large-cap growth stocks. For the period under review, Thrivent Large Cap Growth Fund returned 10.16%, while the Fund’s peer group, the Lipper Large Cap Growth Funds Category, returned 9.74% . The Fund’s benchmark, the Russell 1000 Growth Index, posted 8.81% for the same time frame.

What market conditions were present during the period?

U.S. large-cap equities posted solid performance for the 12-month review period and delivered high single-digit returns in line with long-term historical averages. Investors’ expectations for growth in the large-cap arena diminished over the course of the review period, and investors found more opportunity down the capitalization spectrum for growth potential; most notably, among mid-cap stocks, which provided particularly attractive returns in the period. From a sector perspective, energy-related stocks continued to outperform most other industry sectors by a wide margin.

What factors affected the Fund’s performance?

Our decision to overweight energy stocks was the most sig-nificant contributor to performance, given the unusually robust returns generated from this sector. Additionally, our targeted stock selection within this group also substantially added to the Fund’s returns, as we concentrated our holdings in oil drilling and energy services companies, the two best performing sub-segments.

Similarly, our decision to overweight the financial services sector, as well as our specific concentration in brokerage and asset management firms, boosted performance. Holdings such as Goldman Sachs and Lehman Brothers posted strong performance after enjoying robust earnings reports, driven largely by healthy increases in trading fees. In addition, this segment of the financial services sector also benefited from heightened merger/acquisition activity, as well as a mild resurgence in the IPO market.

Moderating portfolio results in the period was our exposure to the large capitalization technology sector, particularly positions such as Dell Computer and Microsoft Corp. Large technology companies generally experienced a period of unexpected slowdown in earnings growth late in the reporting period, and this negatively impacted returns. However, we did own a position in Google that aided results for much of the period.

Top 10 Holdings
(% of Portfolio)

Microsoft Corporation	2.3%
Procter & Gamble Company	2.3%
UnitedHealth Group, Inc.	2.2%
General Electric Company	2.0%
Johnson & Johnson	1.9%
Genentech, Inc.	1.8%
Amgen, Inc.	1.8%
Google, Inc.	1.7%
Dell, Inc.	1.6%
Yahoo!, Inc.	1.5%

These common stocks represent 19.1% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

What is your outlook?

As long as energy stocks continue to outperform virtually all other sectors, large-cap growth stocks are likely to face many of the same challenges they endured over the review period. When and if the Federal Reserve ceases to hike short-term interest rates will likely determine investors’ sentiments, as well as corporate earnings prospects for 2006. Another factor to watch is the consumer sector, which may or may not continue to sustain the robust levels of spending we’ve seen for the past several months.

Since the strength of the large-cap growth market seems to hinge on an array of factors currently, we hold a somewhat cautious outlook and believe stock selection will be more crucial than ever in generating performance, particularly in areas such as technology. We continue to watch energy stocks closely, but will maintain our overall overweighted exposure, with an emphasis on drilling and oil services. As always, we will continue to seek promising opportunities within the large-cap growth arena at what we consider to be good value, and regardless of macro conditions.

	Portfolio Facts
	As of October 31, 2005
	A Share	B Share	Institutional Share
	------------------	------------------	------------------
Ticker	AAAGX	BBAGX	THLCX
Transfer Agent ID	027	077	060
Net Assets	$130,812,384	$15,771,621	$31,338,126
NAV	$4.90	$4.64	$5.20
NAV -- High†	8/3/2005 -- $5.00	8/3/2005 -- $4.74	8/3/2005 -- $5.30
NAV -- Low†	4/20/2005 -- $4.42	4/20/2005 -- $4.20	4/20/2005 -- $4.67
Number of Holdings: 224	† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

			From
			Inception
Class A1	1-Year	5 Years	10/29/99

without sales charge	10.16%	(7.94%)	(4.76%)
with sales charge	4.08%	(8.98%)	(5.66%)

			From
			Inception
Class B1	1-Year	5 Years	10/29/99

without sales charge	9.18%	(8.71%)	(5.41%)
with sales charge	5.18%	(8.71%)	(5.41%)

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/29/99

total return	11.01%	(6.96%)	(3.80%)

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, and the Russell 1000 Growth Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The Russell 1000 Growth Index is an index comprised of those Russell 1000 Index companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

Thrivent Large Cap Value Fund

Matthew D. Finn, Portfolio Manager The Thrivent Large Cap Value Fund seeks long-term growth of capital by investing primarily in common stocks of large companies.

How did the Fund perform for the one-year period ended Oct. 31, 2005?

We are pleased with the Fund’s returns for the 12-month period ended Oct. 31, 2005, during which the Fund delivered positive performance that outpaced the median of its peer group while trailing its benchmark. For the period under review, Thrivent Large Cap Value Fund returned 10.64% versus the Lipper Large Cap Value Funds Category, which returned 9.31% . The Fund’s benchmark, the Russell 1000 Value Index, posted 11.86% for the same time frame. We characterize these results as quite favorable, as we believe they are in line with our objective to deliver competitive returns on a consistent basis, particularly vis-à-vis our peer group of similarly managed funds.

What market conditions were present during the period?

U.S. large-cap equities posted solid performance for the 12-month review period, delivering high single-digit and low double-digit returns in line with long-term historical averages. In terms of investment style, the period generally favored value-oriented stocks, which fared well compared to their growth-oriented counterparts, particularly among larger-cap issues. Large-cap value stocks in particular benefited from strength in energy and utilities stocks, which proved to be among the very best performing sectors of the period, and are well represented in the value-stock universe.

Growth stocks, on the other hand, suffered from the under-performance of large pharmaceutical companies in the health care sector and of large-capitalization technology stocks, two significant sectors within the growth universe.

What factors affected the Fund’s performance?

Active management of the Fund’s portfolio of securities was the most significant contributor to performance over the Fund’s fiscal year. For example, our decision to underweight our overall exposure to the consumer discretionary sector helped, as this area of the market underperformed. At the same time, individual stock selection drove the bulk of our outperformance relative to our peers, particularly in the consumer discretionary, financials and health care sectors. Specific names that contributed meaningfully to returns included consumer discretionary stocks like Johnson Controls, an auto-parts manufacturer and Barnes & Noble, a retailer; State Street Bank in the financial services sector; and finally, Medco Health, a pharmacy benefits management company.

Detracting from absolute performance this period was our overweighted exposure to industrial stocks. This area of the market underperformed as it struggled with continually rising energy costs. Also, much as it did within the first half of the review period, individual stock selection led us to a few underperformers within the technology sector, and thereby detracted from our absolute returns.

Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation	3.5%
Citigroup, Inc.	2.6%
Bank of America Corporation	2.1%
ConocoPhillips	2.1%
Altria Group, Inc.	2.0%
Merrill Lynch & Company, Inc.	1.6%
Chevron Corporation	1.6%
St. Paul Travelers Companies, Inc.	1.5%
Time Warner, Inc.	1.5%
International Business Machines Corporation	1.4%

These common stocks represent 19.9% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

What is your outlook?

We remain optimistic in our outlook for large-cap value stocks. We are confident that eventually the Federal Reserve (the Fed) will determine that the U.S. economy has reached an acceptable equilibrium that will permit the central bank to end its series of short-term rate hikes. This should provide a sense of calm to the financial markets, which in our opinion, already reflect the expectation for a minor slowdown in economic growth as a result of all the Fed rate hikes we’ve seen since June 2004. This perception by the markets has created some buying opportunities in select areas, such as industrials and financials, where we’re selectively added to our holdings in the Fund’s portfolio.

As always, our focus remains on investing in quality companies that offer exceptional value. We believe recent fiscal year results support our bottom-up, fundamental approach to buying stocks, particularly given the fact that some of the portfolio’s outperformers originated in generally underperforming industry sectors this period, such as consumer discretionary stocks. Overall, we will continue to seek companies whose stocks offer the potential for improved operating performance that exceed the market’s expectations, regardless of economic conditions.

	Portfolio Facts
	As of October 31, 2005
	A Share	B Share	Institutional Share
	------------------	------------------	------------------
Ticker	AAUTX	BBEIX	TLVIX
Transfer Agent ID	022	072	092
Net Assets	$321,182,708	$16,904,832	$48,087,136
NAV	$14.49	$14.25	$14.60
NAV -- High†	9/16/2005 -- $14.82	9/16/2005 -- $14.59	9/16/2005 -- $14.92
NAV -- Low†	11/2/2004 -- $13.15	11/2/2004 -- $13.03	11/2/2004 -- $13.21
Number of Holdings: 132	† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

			From
			Inception
Class A1	1-Year	5 Years	10/29/99

without sales charge	10.64%	0.04%	1.44%
with sales charge	4.52%	(1.09%)	0.49%

			From
			Inception
Class B1	1-Year	5 Years	10/29/99

without sales charge	9.36%	(0.82%)	0.77%
with sales charge	5.36%	(0.82%)	0.77%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/29/99

total return	11.29%	0.81%	2.20%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 1000 Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 1000 Value Index is an index comprised of companies with lower price-to-book ratios and lower forecasted growth rates within the Russell 1000 Index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Large Cap Stock Fund

Frederick L. Plautz, Portfolio Manager
The Thrivent Large Cap Stock Fund seeks long-term capital growth by investing primarily in a diver-
sified portfolio of common stocks and securities convertible into common stocks.

How did the Fund perform for the one-year period ended Oct. 31, 2005?

The Fund delivered solid performance that outpaced both its peer group and its benchmark. For the 12-month period under review, Thrivent Large Cap Stock Fund returned 9.00%, while the Lipper Large Cap Core Funds Category returned 8.26% . The Fund’s benchmark, the S&P 500 Index, posted 8.72% for the same time frame.

What market conditions were present during the period?

U.S. large-cap equities posted solid performance for the 12-month review period, delivering high single-digit returns in line with long-term historical averages. Solid economic growth and generally favorable earnings advances supported a constructive environment for equity investors. As the period progressed, persistently high energy prices, an active agenda on the part of Federal Reserve policy makers to increase short-term interest rates to forestall inflation risks, and the significant damage Hurricane Katrina inflicted to important economic and social infrastructure along the Gulf Coast all effectively tempered investors’ appetite for riskier assets. Nonetheless, stocks provided attractive absolute and relative levels of returns during the 12-month review period.

What factors affected the Fund’s performance?

We are pleased to report that individual stock selection was again the most significant contributor to Fund performance, with 56% of the stocks we selected for inclusion in the Fund’s portfolio this period positively adding to returns.

While the majority of the portfolio’s stocks added to returns, two individual names stood out this period. TXU Corp., a utilities stock, benefited from elevated natural gas prices and performed well for us, while Peabody Energy, a coal-related company, experienced significant profit leverage from the upward trend in coal prices, and also fared well.

We attribute much of our positive relative performance to stock selection within fundamentally strong industry sectors, such as health care and gaming. Managed-care stocks such as WellPoint, UnitedHealth Group and Aetna posted strong performance based on continued profit margin improvement amidst good product pricing and falling costs. Likewise, our stock selection among casino and gaming stocks, particularly MGM Mirage, which benefited from strong market conditions as well as a well-timed merger, added to performance. In the same vein, our success in avoiding individual laggards within these industries also significantly benefited performance on a stock-by-stock basis.

Unsuccessful stock selection within technology, industrials and consumer staples stocks detracted from our returns, while our significant underweighted exposure to consumer staples stocks at large also cost us some performance, since many of these stocks fared well during the period thanks to an interest in less economically sensitive companies.

Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation	2.7%
General Electric Company	2.5%
Microsoft Corporation	2.3%
Citigroup, Inc.	2.1%
Johnson & Johnson	2.0%
Bank of America Corporation	1.7%
Intel Corporation	1.6%
Altria Group, Inc.	1.5%
American International Group, Inc.	1.4%
Wal-Mart Stores, Inc.	1.2%

These common stocks represent 19.0% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

What is your outlook?

We remain cautiously optimistic as we structure the portfolio for the months ahead. While corporate earnings seemed to eclipse the effects of a rising interest-rate environment for much of 2005, we are concerned that this trend could falter in 2006. In addition, as the ripple effect of a protracted rally in energy prices begins to work its way to consumers, overall spending could slow. Hopefully, this will translate into merely a soft enough landing for the economy to stem inflation, halt the Federal Reserve’s short-term rate hikes and bring the markets closer to equilibrium. Should rates continue to rise, or if economic conditions weaken amidst high energy prices, investors could likely gravitate to larger-cap stocks as a perceived safe haven.

That said, our individual stock selection model seeks high price performance potential regardless of macro-economic or market conditions. We believe this disciplined approach to investing will continue to enable us to successfully identify companies with solid fundamentals at what we believe to be attractive prices in our pursuit of long-term, competitive performance for our valued shareholders.

	Portfolio Facts
	As of October 31, 2005
	A Share	B Share	Institutional Share
	------------------	------------------	------------------
Ticker	AALGX	BBLGX	IILGX
Transfer Agent ID	017	067	090
Net Assets	$3,331,964,527	$91,877,447	$145,948,777
NAV	$25.93	$24.00	$26.13
NAV -- High†	8/2/2005 -- $26.54	8/3/2005 -- $24.62	9/9/2005 -- $26.73
NAV -- Low†	11/2/2004 -- $23.93	11/2/2004 -- $22.22	11/2/2004 -- $24.06
Number of Holdings: 213	† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

Class A1	1-Year	5 Years	10 Years

without sales charge	9.00%	(2.81%)	8.93%
with sales charge	3.02%	(3.90%)	8.31%

			From
			Inception
Class B1	1-Year	5 Years	1/8/1997

without sales charge	8.06%	(3.82%)	6.39%
with sales charge	4.06%	(3.82%)	6.39%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

total return	9.47%	(2.39%)	4.84%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P 500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Large Cap Index Fund

Kevin R. Brimmer, Portfolio Manager The Thrivent Large Cap Index Fund seeks total returns that track the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.

How did the Fund perform during the one-year period ended Oct. 31, 2005?

We are pleased to report that we achieved the Fund’s objective of providing results in line with the S&P 500 Index, after fees and expenses. Thrivent Large Cap Index Fund returned 8.33% for the period while the S&P 500 gained 8.72% . By comparison, the Fund’s peer group, as represented by the Lipper S&P 500 Index Objective Funds Category, posted a median return of 8.25% over the same time frame.

What conditions were present during the period?

The stock market provided solid gains during the period. However, there was plenty of volatility as investors pondered key issues and events -- including skyrocketing energy prices, continued Fed interest rate hikes, the Gulf Coast hurricanes, and concerns about inflation and future economic growth.

Large-cap stocks underperformed small- and mid-cap issues, surprising many analysts who expected large-caps to take the lead as the economic expansion matured. Within the S&P 500 Index, value stocks continued to outperform growth stocks. On a sector basis, energy, utilities, financials, and health care did best. Energy companies reaped record profits as prices and demand for their products remained high. The health care sector benefited from strong performance of managed care companies (HMOs) and long-term care facilities. Sectors with the worst performance were telecom services and consumer discretionary, which had negative returns. It’s not surprising that consumers reined in discretionary spending, considering the sharply higher costs of driving their cars and heating their homes.

What factors affected the Fund’s performance?

Because we use an indexing approach to manage the Fund, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P 500 Index, while keeping transaction costs to a minimum. The S&P 500 Index is the most widely used gauge of the U.S. large-cap equities market and covers all major market sectors. As is typically the case with index funds, variances in performance relative to the Index are a result of expenses, transaction costs and minor differences in portfolio composition.

What is your outlook?

We remain cautiously optimistic about the stock market’s near-term prospects. The economy should continue growing next year, though at a somewhat slower pace than during

Top 10 Holdings
(% of Portfolio)

General Electric Company	3.1%
Exxon Mobil Corporation	3.1%
Microsoft Corporation	2.1%
Citigroup, Inc.	2.0%
Procter & Gamble Company	1.6%
Johnson & Johnson	1.6%
Bank of America Corporation	1.5%
American International Group, Inc.	1.4%
Pfizer, Inc.	1.4%
Altria Group, Inc.	1.3%

These common stocks represent 19.1% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

2005. Inflation will likely increase slowly, allowing the Federal Reserve to continue measured interest rate hikes, which we expect to cease at a fed funds rate near 4.5% . Several factors could threaten this scenario, however, including further spikes in energy prices and inflation overall, or more aggressive rate hikes by the Fed.

As the economic cycle matures and there is more potential for a slowdown, we expect large-cap stocks to start outperforming small- and mid-cap issues. Large companies often are better positioned to succeed in such a setting, when investors may shift away from “riskier” asset classes. Stock price volatility will most likely continue as investors consider issues that could affect the economy and the market. However, Thrivent Large Cap Index Fund should experience lower volatility due to its broad diversification and exposure to all market sectors.

Portfolio Facts
As of October 31, 2005
A Share
------------------
Ticker	AALCX
Transfer Agent ID	031
Net Assets	$94,345,529
NAV	$8.35
NAV -- High†	8/3/2005 -- $8.58
NAV -- Low†	11/2/2004 -- $7.78
Number of Holdings: 502	† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

			From
			Inception
Class A1	1-Year	5 Years	7/1/2000

without sales charge	8.33%	(2.53%)	(2.82%)
with sales charge	2.41%	(3.63%)	(3.84%)

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P 500 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Large Cap Index Fund-I

Kevin R. Brimmer, Portfolio Manager The Thrivent Large Cap Index Fund-I seeks total returns that track the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.

How did the Fund perform during the one-year period ended Oct. 31, 2005?

We are pleased to report that we achieved the Fund’s objective of providing results in line with the S&P 500 Index, after fees and expenses. Thrivent Large Cap Index Fund-I returned 8.39% for the period while the S&P 500 gained 8.72% . By comparison, the Fund’s peer group, as represented by the Lipper S&P 500 Index Objective Funds Category, posted a median return of 8.25% over the same time frame.

What conditions were present during the period?

The stock market provided solid gains during the period. However, there was plenty of volatility as investors pondered key issues and events -- including skyrocketing energy prices, continued Fed interest rate hikes, the Gulf Coast hurricanes, and concerns about inflation and future economic growth.

Large-cap stocks underperformed small- and mid-cap issues, surprising many analysts who expected large-caps to take the lead as the economic expansion matured. Within the S&P 500 Index, value stocks continued to outperform growth stocks. On a sector basis, energy, utilities, financials, and health care did best. Energy companies reaped record profits as prices and demand for their products remained high. The health care sector benefited from strong performance of managed care companies (HMOs) and long-term care facilities. Sectors with the worst performance were tele-com services and consumer discretionary, which had negative returns. It’s not surprising that consumers reined in discretionary spending, considering the sharply higher costs of driving their cars and heating their homes.

What factors affected the Fund’s performance?

Because we use an indexing approach to manage the Fund, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P 500 Index, while keeping transaction costs to a minimum. The S&P 500 Index is the most widely used gauge of the U.S. large-cap equities market and covers all major market sectors. As is typically the case with index funds, variances in performance relative to the Index are a result of expenses, transaction costs and minor differences in portfolio composition.

What is your outlook?

We remain cautiously optimistic about the stock market’s near-term prospects. The economy should continue growing next year, though at a somewhat slower pace than during 2005. Inflation will likely increase slowly, allowing the

Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation	3.1%
General Electric Company	3.1%
Citigroup, Inc.	2.1%
Microsoft Corporation	2.1%
Procter & Gamble Company	1.7%
Johnson & Johnson	1.6%
Bank of America Corporation	1.5%
American International Group, Inc.	1.4%
Pfizer, Inc.	1.4%
Altria Group, Inc.	1.3%

These common stocks represent 19.3% of the total
investment portfolio.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Federal Reserve to continue measured interest rate hikes, which we expect to cease at a fed funds rate near 4.5% . Several factors could threaten this scenario, however, including further spikes in energy prices and inflation overall, or more aggressive rate hikes by the Fed.

As the economic cycle matures and there is more potential for a slowdown, we expect large-cap stocks to start outperforming small- and mid-cap issues. Large companies often are better positioned to succeed in such a setting, when investors may shift away from “riskier” asset classes. Stock price volatility will most likely continue as investors consider issues that could affect the economy and the market. However, Thrivent Large Cap Index Fund-I should experience lower volatility due to its broad diversification and exposure to all market sectors.

Portfolio Facts
As of October 31, 2005
Institutional Share
------------------
Ticker	IILCX
Transfer Agent ID	096
Net Assets	$31,480,362
NAV	$8.29
NAV -- High†	8/3/2005 -- $8.52
NAV -- Low†	4/20/2005 -- $7.75
Number of Holdings: 502	† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/31/1999

total return	8.39%	(2.17%)	(2.11%)

1 Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects Fund expenses, net of any reimbursements, while the Consumer Price Index and the S&P 500 Index do not reflect such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Balanced Fund

The Thrivent Balanced Fund seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

How did the Fund perform during the one-year period ended Oct. 31, 2005?

Thrivent Balanced Fund advanced 6.56% for the annual reporting period, performing in line with its Lipper peer group. The Lipper Balanced Funds Category reported a median return of 6.79% over the same time frame. The Fund’s equity and fixed income benchmarks, the S&P Composite 1500 Index and the Lehman U.S. Aggregate Bond Index, returned 9.73% and 1.13% for the year, respectively.

What market conditions were present during the period?

The Federal Reserve Board (the Fed) continued to raise interest rates throughout the fiscal year, creating a challenging and rather weak bond market. In the Treasury market, the yield curve flattened substantially as the difference between shorter- and longer-term interest rates narrowed.

U.S. stock market performance was modestly below historical long-term averages and comfortably ahead of inflation. This was despite an environment of unusual increases in energy prices, a modest cyclical rise in inflation and an interest rate environment that could be characterized as fluid and moderately negative, at best. Returns in most market sectors were muted for the year except for the significant positive results achieved in the energy and utilities sectors.

What factors affected the Fund’s performance?

The Fund’s fixed-income portfolio performed in line with the benchmark during a period of anemic bond market returns. Our portfolio’s slightly shorter duration stance versus the index was helpful in the rising rate environment. Also, we benefited from a heavier weighting in corporate bonds and mortgage-backed securities than the index. During the period, we kept a consistent weighting in corporate bonds, but upgraded the credit quality of our holdings.

The equity portion of the Fund benefited from its greater emphasis on small- and mid-sized stocks. Our performance was also aided by our above-average weightings in energy and utilities and our below-average weighting in consumer discretionary, particularly media stocks. Several materials, energy and industrial stocks were outstanding performers for the Fund such as Freeport-McMoRan Copper & Gold, Peabody Energy, Ultra Petroleum and Fastenal Company. The Fund also significantly benefited from owning Apple Computer and the utility company PPL Corporation during the year.

On the negative side, poor stock selection in the information technology, health care and financial groups, along with an above-average weighting in the generally under-performing financial sector, hindered our results. Specifically, a lack of significant exposure to high-profile technology companies like Yahoo and Google and particularly poor results achieved by Doral Financial in the financial sector limited the Fund’s returns.

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	3.3%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through	2.7%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through	1.9%
American International Group, Inc.	1.1%
Residential Asset Securities Corporation	1.1%
Johnson & Johnson	1.1%
U.S. Treasury Notes	1.0%
Bank of America Corporation	0.9%
General Electric Company	0.9%
Citigroup, Inc.	0.8%

These common stocks and long term fixed income securities
represent 14.5% of the total investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change. Top Industries represent long term non-government holdings.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

What is your outlook?

We believe the U.S. economy will likely downshift somewhat from its 2005 growth rate while inflation worries will dissipate. The slower growth will result from higher energy costs, higher interest rates and a retrenchment by consumers, who are weighed down by debt and lack of income growth. We believe that businesses and international markets will drive the economy in 2006, not the U.S. consumer.

Our outlook calls for the Fed to stop raising rates in the first quarter of 2006. This should create a better backdrop for stocks going forward. We anticipate that larger-cap, more growth-oriented stocks will perform well after a recent period of underperformance. Our outlook for the bond market is sanguine. If our forecast plays out, the Treasury yield curve will steepen again and the most attractive segment would be intermediate maturity (five- to seven-year) bonds. We are cautious in our outlook for the corporate bond market. However, we will maintain an above-average weighting in mortgage-backed and commercial mortgage-backed securities. We intend to move to a more neutral duration stance versus the index in the fixed-income portfolio.

	Portfolio Facts
	As of October 31, 2005
	A Share	B Share	Institutional Share
	------------------	------------------	------------------
Ticker	AABFX	BBBFX	IBBFX
Transfer Agent ID	026	085	056
Net Assets	$276,083,186	$13,320,658	$98,416,224
NAV	$12.18	$12.13	$12.17
NAV -- High†	9/9/2005 -- $12.49	9/9/2005 -- $12.42	9/9/2005 -- $12.48
NAV -- Low†	4/28/2005 -- $11.54	4/28/2005 -- $11.49	4/28/2005 -- $11.53
Number of Holdings: 415	† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

			From
			Inception
Class A1	1-Year	5 Years	12/29/1997

without sales charge	6.56%	1.51%	4.88%
with sales charge	0.68%	0.36%	4.13%

			From
			Inception
Class B1	1-Year	5 Years	12/29/1997

without sales charge	5.54%	0.59%	4.28%
with sales charge	1.54%	0.59%	4.28%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

total return	7.07%	1.96%	5.28%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Lehman Brothers Aggregate Bond Index, the S&P 1500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The S&P 1500 Index is an index that represents the performance of a group of 1500 publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent High Yield Fund

Paul J. Ocenasek, Portfolio Manager

The Thrivent High Yield Fund seeks high current income and, secondarily, growth of capital by investing primarily in a diversified portfolio of high-yield (“junk”) corporate bonds.*

How did the Fund perform for the one-year period ended Oct. 31, 2005?

Thrivent High Yield Fund performed well for the 12-month period, in which it outpaced the median of its peer group but trailed its benchmark. For the period under review, the Fund returned 3.54%, while the Lipper High Current Yield Funds Category returned 3.00% . The Lehman Brothers High Yield Bond Index, the Fund’s benchmark, delivered a return of 4.09% . We find these results generally satisfactory, particularly in light of the considerable volatility the high-yield bond market overall experienced over the review period.

What market conditions were present during the period?

The high-yield bond market endured substantial volatility over the 12-month period, particularly in regard to the “spread,” or difference, between the yields of high-yield bonds versus their Treasury counterparts. When the period began, high-yield issues were offering roughly a 350 basis-point yield advantage (or 3.5%) over comparable Treasuries. In March 2005, that spread tightened. Because bond prices generally move in the opposite direction of their yields, as yields in the non-investment grade sector dropped, their prices rose. By May, this trend reversed, as investors’ concerns mounted regarding oil prices, economic growth and a persistent campaign by the Federal Reserve (the Fed) to raise short-term rates. As a result, yield spreads backed up significantly, only to tighten again as the high-yield market rallied once more in July. For the remainder of the period, yields on high-yield issues crept upward, ending the period roughly where they started relative to Treasuries.

What factors affected the Fund’s performance?

We attribute the Fund’s favorable performance versus its Lipper peer group primarily to our decision to significantly underweight our exposure to auto bonds. This sector generally suffered throughout the period as major names in this industry were relegated to “junk” status, and our relative underweight in this area helped support returns. Similarly, our decision to avoid exposure to the majority of troubled airline bonds, many of whose issuers fell into bankruptcy over the period, added to performance.

Another factor supporting Fund returns overall was our active management of the Fund’s credit-quality profile. While higher-rated credits and the lowest-rated bonds seemed to perform in a tight range this period, our decision to remain underweighted in our exposure to CCC-rated, or the riskiest credits, helped. Although this positioning detracted from returns slightly in the beginning of the period, it substantially benefited Fund performance versus our peers when the market engaged in a widespread sell-off of these bonds in March and April.

The most significant detractor to returns stemmed from a handful of select credits that suffered this period due to merger activity. This increased exposure to event risk hurt us slightly, as companies with otherwise sound fundamentals became more leveraged as a result of a merger, and their prices dropped.

Top 10 Holdings by Issuer
(% of Portfolio)

General Motors Acceptance Corporation	1.4%
Williams Companies, Inc.	1.4%
Qwest Services Corporation	1.2%
Edison Mission Energy	0.9%
MGM MIRAGE	0.9%
Qwest Corporation	0.8%
Roundy's, Inc.	0.8%
Georgia-Pacific Corporation	0.8%
Dynegy Holdings, Inc.	0.7%
Nextel Communications	0.7%

These long term fixed income securities represent 9.6% of
the total investment portfolio.

*High-yield bonds carry greater volatility and risk than investment-grade bonds.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Moody’s Bond Quality Ratings Distributions are subject to change.

What is your outlook?

We anticipate a high-yield market in which returns will stem from individual credits, rather than sector-related or credit-quality related trends. We believe fundamentals will remain neutral-to-positive, and believe the high-yield market is currently fairly valued. However, default levels could have bottomed out, thereby leading us to a continuation of our generally defensive positioning for the Fund’s portfolio.

In light of this, we’ve added more BB-rated exposure, while maintaining our underweight in the riskiest (CCC-rated) credits. We continue to remain cautious on consumer-related sectors, as well as those sectors most sensitive to increases in energy prices, such as paper, packaging and chemicals.

With merger-related activity on the rise, corporate leveraging levels could increase. This, coupled with shareholders’ pressure for stock buybacks and other equity-friendly corporate activity, could exert pressure on the high-yield bond market. We believe we’re appropriately positioned for the conditions we anticipate, and plan to capitalize on every appropriate opportunity to capture favorable price/yield performance potential at a good price.

	Portfolio Facts
	As of October 31, 2005
	A Share	B Share	Institutional Share
	------------------	------------------	------------------
Ticker	LBHYX	LUHBX	LBHIX
Transfer Agent ID	73	373	473
Net Assets	$563,038,778	$23,394,241	$15,199,424
NAV	$5.03	$5.02	$5.03
NAV -- High†	3/8/2005 -- $5.28	3/8/2005 -- $5.28	3/8/2005 -- $5.29
NAV -- Low†	5/17/2005 -- $4.97	5/17/2005 -- $4.97	5/17/2005 -- $4.97
Number of Holdings: 257	† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

Class A1	1-Year	5 Years	10 Years

without sales charge	3.54%	3.66%	3.96%
with sales charge	(1.17%)	2.70%	3.48%

			From
			Inception
Class B1	1-Year	5 Years	10/31/1997

without sales charge	2.45%	2.82%	1.33%
with sales charge	(1.39%)	2.82%	1.33%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/31/1997

total return	3.97%	4.03%	2.15%

1 Class A performance has been restated to reflect the maximum sales charge of 4.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

** As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

*** The Lehman Brothers High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent High Yield Fund II

Paul J. Ocenasek, Portfolio Manager
The Thrivent High Yield Fund II seeks high current income and secondary capital growth by investing primarily in a diversified portfolio of high-risk, high-yield bonds commonly referred to as “junk bonds.”* The Fund actively seeks to achieve the secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

How did the Fund perform for the one-year period ended Oct. 31, 2005?

Thrivent High Yield Fund II delivered generally satisfactory performance for the 12-month period under review, during which it fell short of its benchmark but only slightly trailed the median of its peer group. For the period under review, the Fund returned 2.91%, while the Lipper High Current Yield Funds Category returned 3.00% . The Lehman Brothers High Yield Bond Index delivered a return of 4.09% for the same period. Overall, we find these results to be adequate, particularly in light of the considerable volatility the high-yield bond market overall experienced over the review period.

What market conditions were present during the period?

The high-yield bond market endured substantial volatility over the 12-month period, particularly in regard to the “spread,” or difference, between the yields of high-yield bonds versus their Treasury counterparts. When the period began, high-yield issues were offering roughly a 350 basis-point yield advantage (or 3.5%) over comparable Treasuries. In March 2005, that spread tightened. Because bond prices generally move in the opposite direction of their yields, as yields in the non-investment grade sector dropped, their prices rose. By May, this trend reversed, as investors’ concerns mounted regarding oil prices, economic growth and a persistent campaign by the Federal Reserve (the Fed) to raise short-term rates. As a result, yield spreads backed up significantly, only to tighten again as the high-yield market rallied once more in July. For the remainder of the period, yields on high-yield issues crept upward, ending the period roughly where they started relative to Treasuries.

What factors affected Fund performance?

We attribute the Fund’s ability to perform in line with its Lipper peer group primarily to our decision to significantly underweight our exposure to auto bonds. This sector generally suffered throughout the period as major names in this industry were relegated to “junk” status, and our relative underweight in this area helped support returns. Similarly, our decision to avoid exposure to the majority of troubled airline bonds, many of whose issuers fell into bankruptcy over the period, added to performance.

The most significant detractor to returns stemmed from a handful of individual names that suffered this period, some due to merger activity. Our greater exposure to event risk hurt us, as companies with otherwise sound fundamentals became more leveraged as a result of a merger, and their prices dropped. In addition, while we continue to work to bring the risk and industry profile of the Fund closer to that of Thrivent High Yield Fund, this portfolio held a few, less liquid names that held returns back, relative to both the High Yield Fund and the Index.

Top 10 Holdings by Issuer
(% of Portfolio)

General Motors Acceptance Corporation	1.4%
Qwest Services Corporation	1.1%
DR Horton, Inc.	1.1%
Williams Companies, Inc.	1.1%
Edison Mission Energy	1.1%
Georgia-Pacific Corporation	0.9%
Sovereign REIT	0.9%
Qwest Corporation	0.8%
MGM MIRAGE	0.8%
El Paso Corporation	0.8%

These long term fixed income securities represent 10.0% of
the total investment portfolio.

*High-yield bonds carry greater volatility and risk than investment-grade bonds.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Moody’s Bond Quality Ratings Distributions are subject to change.

What is your outlook?

We anticipate a high-yield market in which returns will stem from individual credits, rather than sector-related or credit-quality related trends. We believe fundamentals will remain neutral-to-positive, and believe the high-yield market is currently fairly valued. However, default levels could have bottomed out, thereby leading us to a continuation of our generally defensive positioning for the Fund’s portfolio.

In light of this, we’ve added more BB-rated exposure, while maintaining our underweight in the riskiest (CCC-rated) credits. We continue to remain cautious on consumer-related sectors, as well as those sectors most sensitive to increases in energy prices, such as paper, packaging and chemicals.

With merger-related activity on the rise, corporate leveraging levels could increase. This, coupled with shareholders’ pressure for stock buybacks and other equity-friendly corporate activity, could exert pressure on the high-yield bond market. We believe we’re appropriately positioned for the conditions we anticipate, and plan to capitalize on every appropriate opportunity to capture favorable price/yield performance potential at a good price.

	Portfolio Facts
	As of October 31, 2005
	A Share	B Share	Institutional Share
	------------------	------------------	------------------
Ticker	AAHYX	BBHYX	THYFX
Transfer Agent ID	025	075	095
Net Assets	$124,286,310	$4,093,631	$4,258,667
NAV	$6.41	$6.41	$6.41
NAV -- High†	3/8/2005 -- $6.76	3/8/2005 -- $6.76	3/8/2005 -- $6.76
NAV -- Low†	5/17/2005 -- $6.34	5/17/2005 -- $6.34	5/17/2005 -- $6.34
Number of Holdings: 252	† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

			From
			Inception
Class A1	1-Year	5 Years	1/8/1997

without sales charge	2.91%	6.75%	3.89%
with sales charge	(1.78%)	5.79%	3.35%

			From
			Inception
Class B1	1-Year	5 Years	1/8/1997

without sales charge	1.74%	5.81%	3.46%
with sales charge	(2.07%)	5.81%	3.46%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

total return	3.36%	7.17%	3.09%

1 Class A performance has been restated to reflect the maximum sales charge of 4.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

** As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

*** The Lehman Brothers High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Municipal Bond Fund

Janet I. Grangaard, Portfolio Manager
The Thrivent Municipal Bond Fund seeks a high level of current income exempt from federal income taxes consistent with capital preservation by investing primarily in a diversified portfolio of municipal bonds.*

How did the Fund perform during the one-year period ended Oct. 31, 2005?

Thrivent Municipal Bond Fund gained 2.17% for the annual reporting period, outperforming its Lipper peer group. The Lipper General Municipal Debt Funds Category reported a median return of 2.01% over the same time frame. The Fund’s broad market benchmark, the Lehman Municipal Bond Index, returned 2.54% for the year.

What market conditions were present during the period?

Throughout the entire fiscal year, the Federal Reserve Board (the Fed) continued its campaign to raise interest rates that began in June 2004. This was the primary cause for an increase in rates for short- and intermediate-term municipal (muni) bonds. Surprisingly, rates for longer maturity muni bonds were mostly unchanged to slightly lower for the period. This resulted in a considerable flattening of the muni bond yield curve. Economic conditions continued to improve at the state and local levels as tax receipts increased, which in turn benefited credit quality.

The supply of new tax-exempt bonds was up dramatically and at period end was on pace to set a record for calendar year 2005. Demand for municipal bonds was also strong, particularly for higher-yielding securities. This caused spreads to tighten in the municipal market as there were not enough bonds available for investors to buy in the lower credit qualities. Mid-year, municipal bonds became very inexpensive in comparison to Treasury bonds. This encouraged a tremendous number of cross-over buyers as municipal bonds became more compelling for investors in lower tax brackets.

What factors affected the Fund’s performance?

The Fund’s results were aided by tightening credit spreads, which benefited A- and BBB-rated securities. We were more heavily invested in these lower-quality segments than our competition. In particular, our holdings in hospital bonds and bonds backed by the proceeds from the Master Settlement Agreement with tobacco manufacturers performed well. Our weighting in hospital bonds did decrease slightly after we took profits from some bonds we owned within that category. The Fund also benefited from a shorter duration stance than its peer group, causing the portfolio to be less sensitive to changes in interest rates. Additionally, a few of our holdings were pre-refunded during the year, which increased their value.

The Fund underperformed the Lehman benchmark due to the expenses incurred in running an actively managed portfolio. Also, the flattening of the municipal yield curve hurt the Fund’s returns for the period. That’s because our portfolio did not own many bonds at the longest (30-year) end of the yield curve.

Top 10
States
(% of Portfolio)

Texas	11.0%
California	10.5%
New York	9.4%
Illinois	9.0%
Washington	5.0%
Colorado	5.0%
Minnesota	3.7%
Georgia	3.0%
Michigan	2.9%
Ohio	2.4%

These long term fixed
income securities represent
61.9% of the total
investment portfolio.

*Investors may be subject to state taxes and federal alternative minimum tax.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody’s Bond Quality Ratings Distributions, Portfolio Composition and Top 10 States are subject to change.

Hurricanes Katrina and Rita had minimal impact on our portfolio because the Fund’s holdings in the affected areas carried bond insurance which guarantees the timely payment of principal and interest. In terms of geographic distribution, we made no major changes to the Fund. We continued to emphasize a well-diversified portfolio of bonds from almost every state, our top three being Texas, California and New York.

What is your outlook?

Our outlook calls for the U.S. economy to remain strong, although we are likely to see a slowdown from 2005’s pace in 2006. However, we still expect credit quality to remain favorable in the municipal bond market. We believe the Fed will continue to raise interest rates in the near future. Therefore, we will remain vigilant with respect to the Fund’s duration stance and keep our neutral position for the time being. Due to existing tight credit spreads, we believe bonds in the AAA- and AA-rated segments have more value than those in the A- and BBB-rated segments. Consequently, we are likely to prefer higher quality bonds over the next few months.

	Portfolio Facts
	As of October 31, 2005
	A Share	B Share	Institutional Share
	------------------	------------------	------------------
Ticker	AAMBX	TMBBX	TMBIX
Transfer Agent ID	015	065	088
Net Assets	$1,242,350,457	$28,915,326	$8,379,875
NAV	$11.31	$11.30	$11.31
NAV -- High†	2/9/2005 -- $11.66	2/9/2005 -- $11.66	2/9/2005 -- $11.66
NAV -- Low†	10/31/2005 -- $11.31	10/31/2005 -- $11.30	10/31/2005 -- $11.31
Number of Holdings: 493		† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

Class A1	1-Year	5 Years	10 Years

without sales charge	2.17%	5.50%	5.43%
with sales charge	(2.39%)	4.53%	4.95%

			From
			Inception
Class B1	1-Year	5 Years	10/31/97

without sales charge	1.46%	4.72%	4.59%
with sales charge	(2.46%)	4.72%	4.59%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/31/97

total return	2.56%	5.76%	5.33%

1 Class A performance has been restated to reflect the maximum sales charge of 4.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

** As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Municipal Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

*** The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment grade municipal bonds with maturities of one year or more. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the one-year period ended Oct. 31, 2005?

The Thrivent Income Portfolio produced a 0.82% return while its Lipper Inc. Corporate Debt Funds BBB-Rated Funds peer group realized a 1.09% median return. The Portfolio’s market benchmark, the Lehman Brothers Aggregate Bond Index, earned a 1.13% return during the period.

What market conditions were present during the period?

The Federal Reserve Board’s continued monetary policy tightening and a dramatic flattening of the yield curve set the backdrop for a 12-month period of modest returns in the bond market. Hurricane Katrina and increased demand from developing economies also contributed to a precipitous rise in oil prices during the period.

Despite the rising cost of energy, gross domestic product growth remained strong. In fact, GDP growth has topped 3 percent for 10 straight quarters -- the longest consecutive streak since the 1980s. Fueling this growth, in large part, has been the strong housing market, which has led to job creation and consumer access to home-equity capital.

What factors affected the Fund’s performance?

The Fund’s performance versus its peers was adversely affected by an underweighted stance in foreign government bonds, which posted outstanding returns for the period. Auto-sector troubles and corporate strategies to enhance shareholder values -- to the detriment of bondholders --hurt the performance of industrial BBB corporate bonds during the period. The Fund’s overweighted position in this sector, as well as in commercial mortgage-backed securities, also diminished its returns versus its peers.

Because of a dramatic yield-curve flattening, perhaps the most important strategy for success during the period was a barbelled maturity configuration. Thrivent Income Fund benefited modestly from such a structure, which calls for a heavier weighting of securities at the extreme ends of the yield curve and an underweighting of holdings in intermediate-maturity securities. In addition, the Fund also earned strong returns from its overweighted position in asset-backed and mortgage-backed securities, which both performed exceptionally well during the period.

What is your outlook?

We will continue to monitor the effect of high energy prices and the continued Federal Reserve Board rate tightening on economic activity. Overall, however, we believe the economy will continue to grow at a moderate pace while inflation remains in check.

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	5.2%
U.S. Treasury Bonds	3.1%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through	2.7%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through	2.7%
Lehman Brothers, Inc.	1.4%
Merrill Lynch Mortgage Trust	1.3%
Banc of America Mortgage Securities, Inc.	1.1%
U.S. Treasury Principal Strips	1.0%
U.S. Treasury Strips	1.0%
CPL Transition Funding, LLC	1.0%

These long term fixed income securities represent 20.4%
of the total investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Some of our optimism stems from what is known as the core consumer price index (CPI) number. Unlike the “headline” CPI figure, which is most often reported, the core CPI excludes both energy and food prices, which have high volatility. This core CPI number has remained within the Fed’s comfort zone for quite some time.

In this environment, however, we will not adopt aggressive positioning in any direction but likely will maintain overweighted positions in commercial mortgage-backed, mortgage-backed and asset-backed securities. The Fund will remain neutral to moderately underweighted in corporate securities with a neutral to modestly long duration to guard against any possible economic downturn. With corporate spreads still fairly tight, the Fund will likely maintain a neutral to modestly underweighted position in the BBB-rated sector of the corporate bond universe.

	Portfolio Facts
	As of October 31, 2005
	A Share	B Share	Institutional Share
	------------------	------------------	------------------
Ticker	LUBIX	LUIBX	LBIIX
Transfer Agent ID	55	355	455
Net Assets	$532,323,768	$19,166,943	$46,685,287
NAV	$8.56	$8.54	$8.55
NAV -- High†	2/9/2005 -- $8.91	2/9/2005 -- $8.89	2/9/2005 -- $8.90
NAV -- Low†	10/31/2005 -- $8.56	10/31/2005 -- $8.54	10/31/2005 -- $8.55
Number of Holdings: 209	† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

Class A1	1-Year	5 Years	10 Years

without sales charge	0.82%	5.69%	5.45%
with sales charge	(3.74%)	4.71%	4.97%

			From
			Inception
Class B1	1-Year	5 Years	10/31/1997

without sales charge	(0.02%)	4.89%	4.73%
with sales charge	(3.89%)	4.89%	4.73%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/31/1997

total return	1.22%	6.04%	5.56%

1 Class A performance has been restated to reflect the maximum sales charge of 4.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the one-year period ended Oct. 31, 2005?

Thrivent Core Bond Fund produced a 0.31% return while its Lipper Inc. Intermediate Investment Grade Debt Funds peer group produced a 0.81% median return. During the same period, its market benchmark, the Lehman Brothers Aggregate Bond Index, delivered a 1.13% return.

What market conditions were present during the period?

The Federal Reserve Board’s continued monetary policy tightening and a dramatic flattening of the yield curve set the backdrop for a 12-month period of modest returns in the bond market. Hurricane Katrina and increased demand from developing economies also contributed to a precipitous rise in oil prices during the period.

Despite the rising cost of energy, gross domestic product growth remained strong. In fact, GDP growth has topped 3 percent for 10 straight quarters -- the longest consecutive streak since the 1980s. Fueling this growth, in large part, has been the strong housing market, which has led to job creation and consumer access to home-equity capital.

What factors affected the Fund’s performance?

The Fund’s performance was adversely affected by an overweighted stance in industrial BBB corporate bonds, which struggled amid auto-sector troubles during the period. The Fund’s overweighted position in commercial mortgage-backed securities, which modestly underperformed because of uncertainty in the real estate sector, also hurt its performance relative to its peers.

The Fund earned strong returns from its overweighted position in asset-backed and mortgage-backed securities, which both performed exceptionally well during the period. Because of a dramatic yield-curve flattening, the Fund ben-efited modestly from a barbelled maturity structure. This configuration calls for a heavier weighting of securities at the extreme ends of the yield curve and an underweighting of holdings in intermediate-maturity securities.

What is your outlook?

We will continue to monitor the effect of high energy prices and the continued Federal Reserve Board rate tightening on economic activity. Overall, however, we believe the economy will continue to grow at a moderate pace while inflation remains in check.

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	8.5%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through	6.8%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through	5.0%
U.S. Treasury Notes	2.3%
U.S. Treasury Notes	2.2%
U.S. Treasury Bonds	1.9%
GMAC Mortgage Corporation Loan Trust	1.6%
LB-UBS Commercial Mortgage Trust	1.1%
Chase Credit Card Master Trust	1.1%
Countrywide Asset-Backed Certificates	0.9%

These long term fixed income securities represent 31.4%
of the total investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Some of our optimism stems from what is known as the core consumer price index (CPI) number. Unlike the “headline” CPI figure, which is most often reported, the core CPI excludes both energy and food prices, which are highly volatile. This core CPI number has remained within the Fed’s comfort zone for quite some time.

In this environment, however, we will not adopt aggressive positioning in any direction but will likely maintain overweighted positions in commercial mortgage-backed, mortgage-backed and asset-backed securities. The Fund will remain neutral to moderately underweighted in corporate securities with a neutral to modestly long duration to guard against any possible economic downturn. With corporate spreads still fairly tight, the Fund likely will maintain a neutral to modestly underweighted position in BBB-rated bonds within the corporate sector.

	Portfolio Facts
	As of October 31, 2005
	A Share	B Share	Institutional Share
	------------------	------------------	------------------
Ticker	AAINX	BBFBX	IIINX
Transfer Agent ID	016	066	089
Net Assets	$421,204,680	$10,798,365	$52,927,000
NAV	$9.89	$9.90	$9.90
NAV -- High†	2/9/2005 -- $10.28	2/9/2005 -- $10.28	2/9/2005 -- $10.28
NAV -- Low†	10/31/2005 -- $9.89	10/26/2005 -- $9.89	10/26/2005 -- $9.89
Number of Holdings: 151	† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

Class A1	1-Year	5 Years	10 Years

without sales charge	0.31%	5.79%	5.40%
with sales charge	(4.17%)	4.81%	4.92%

			From
			Inception
Class B1	1-Year	5 Years	1/8/1997

without sales charge	(0.58%)	4.79%	5.03%
with sales charge	(4.44%)	4.79%	5.03%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

total return	0.84%	6.21%	5.53%

1 Class A performance has been restated to reflect the maximum sales charge of 4.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Limited Maturity Bond Fund

Michael G. Landreville (left) and Gregory R. Anderson (right), Portfolio Co-Managers

The Thrivent Limited Maturity Bond Fund seeks a high level of current income with stability of principal by investing primarily in high-quality intermediate and shorter-term-bonds.

How did the Fund perform during the one-year period ended Oct. 31, 2005?

Thrivent Limited Maturity Bond Fund produced a 0.89% return-matching the 0.89% median return of its Lipper Inc. Short Investment Grade Debt Funds peer group. During the same period, the Fund’s market benchmark, the Lehman Government/Credit 1-3 Year Index, realized a 0.80% return.

What market conditions were present during the period?

The Federal Reserve Board’s continued monetary policy tightening and a dramatic flattening of the yield curve set the backdrop for a 12-month period of modest returns in the bond market. Hurricane Katrina and increased demand from developing economies also contributed to a precipitous rise in oil prices during the period.

Despite the rising cost of energy, gross domestic product growth remained strong. In fact, GDP growth has topped 3 percent for 10 straight quarters -- the longest consecutive streak since the 1980s. Fueling this growth, in large part, has been the strong housing market, which has led to job creation and consumer access to home-equity capital.

What factors affected the Fund’s performance?

Because of a dramatic yield-curve flattening, perhaps the most important strategy for success during the period was a barbelled maturity configuration. Thrivent Limited Maturity Bond Fund benefited modestly from such a structure, which calls for a heavier weighting of securities at the extreme ends of the yield curve and an underweighting of holdings in intermediate-maturity securities. In addition, the Fund also earned strong returns from its overweighted position in asset-backed and mortgage-backed securities, which both performed exceptionally well during the period.

The Fund’s performance was adversely affected by an underweighted stance in foreign government bonds, which posted outstanding returns for the period. Auto-sector troubles, among other challenges, hurt the performance of industrial BBB corporate bonds during the period. The Fund’s overweighted position in this sector, as well as in commercial mortgage-backed securities, also diminished its returns versus its peers.

What is your outlook?

We will continue to monitor the effect of high energy prices and the continued Federal Reserve Board rate tightening on

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	4.6%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through	4.3%
U.S. Treasury Notes	1.7%
Federal Home Loan Bank	1.5%
U.S. Treasury Notes	1.0%
Washington Mutual Mortgage
Pass-Through Certificates	1.0%
Residential Accredit Loans, Inc.	1.0%
Countrywide Asset-Backed Certificates	1.0%
Bear Stearns Adjustable Rate Mortgage Trust	1.0%
CPS Auto Trust	1.0%

These long term fixed income securities represent 18.1%
of the total investment portfolio.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

economic activity. Overall, however, we believe the economy will continue to grow at a moderate pace while inflation remains in check.

Some of our optimism stems from what is known as the core consumer price index (CPI) number. Unlike the “headline” CPI figure, which is most often reported, the core CPI excludes both energy and food prices, which have high volatility. This core CPI number has remained within the Fed’s comfort zone for quite some time.

In this environment, however, we will not adopt aggressive positioning in any direction but likely will maintain overweighted positions in commercial mortgage-backed, mortgage-backed and asset-backed securities. The Fund will remain neutral to moderately underweighted in corporate securities with a neutral to modestly long duration to guard against any possible economic downturn. With corporate spreads still fairly tight, the Fund will likely maintain a neutral to modestly underweighted position in the BBB-rated sector of the corporate bond universes.

	Portfolio Facts
	As of October 31, 2005
	A Share	B Share	Institutional Share
	------------------	------------------	------------------
Ticker	LBLAX	TLMBX	THLIX
Transfer Agent ID	76	376	476
Net Assets	$131,333,379	$2,024,356	$37,390,081
NAV	$12.58	$12.59	$12.58
NAV -- High†	11/4/2004 -- $12.91	11/4/2004 -- $12.92	11/3/2004 -- $12.91
NAV -- Low†	10/31/2005 -- $12.58	10/31/2005 -- $12.59	10/31/2005 -- $12.58
Number of Holdings: 186		† For the year ended October 31, 2005

Average Annual Total Returns[2]
As of October 31, 2005

			From
			Inception
Class A1	1-Year	5 Years	10/29/1999

total return	0.89%	4.54%	4.64%

			From
			Inception
Class B1	1-Year	5 Years	10/29/1999

total return	0.87%	4.49%	4.60%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/29/1999

total return	1.36%	4.89%	4.97%

1 Class A, Class B, and Institutional Class shares have no sales loads.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* The Lehman Brothers Government/Corporate 1-5 Year Bond Index is an index which measures the performance of corporate and government U.S. bonds with maturities of one to five years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers 1-3 Year Government/Credit Bond Index is an unmanaged market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The composition of the Lehman Brothers 1-3 Year Government/Credit Bond Index serves as a better reflection of the Portfolio’s current strategy than does the Lehman Brothers 1-5 Year Government/Credit Bond Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Money Market Fund

William D. Stouten, Portfolio Manager

The Thrivent Money Market Fund seeks a high level of current income while maintaining liquidity and a constant net asset value of $1.00 per share, by investing in a diversified portfolio of high quality, short-term money market instruments.*

How did the Fund perform during the one-year period ended Oct. 31, 2005?

We are pleased with the performance of Thrivent Money Market Fund, which produced a 2.12% return during the period. By comparison, the Fund’s peer group as represented by the Lipper Money Market Funds Category reported a median net return of 2.12% over the same time frame.

What conditions were present during the period?

Without a doubt, Hurricane Katrina was the most significant event. While the storm devastated wealth in the region, there was little economic reason for the Federal Reserve to pause in raising interest rates at a measured pace during the period. The economy remained healthy, with gross domestic product (GDP) growth of over 3%. And while the consumer price index (CPI), excluding food and energy, remained relatively stable, the gross CPI revealed rising infla-tion pressures. Economists generally predicted that the effects of Katrina would likely add to inflation, and rebuilding and investment would add to GDP. Therefore, it wasn’t surprising that the Fed continued to raise interest rates at .25% increments during the period, as it has since this tightening cycle began in June of 2004. On September 20 the Fed raised its target for the federal funds rate to 3.75%, up from 2.75% at the start of the period. Yields of money market funds reached their highest levels since 2001, and those yields began attracting assets for the first time in years.

What factors affected the Fund’s performance?

While many factors helped the Fund’s performance during the period, the most significant one was proper structuring of the portfolio to best capitalize on changes in short-term interest rates. Since market expectations generally trailed actual adjustments to the federal funds rate during the period, portfolios with floating rate securities and short-duration assets performed better. We maintained a slightly lower weighted-average maturity than our peer group. We also maintained a high exposure to floating rate securities, and kept our fixed-rate investments primarily to time periods of 90 days or less.

Detracting from performance was our primary objectives of safety and liquidity. While there is generally some sacrifice in yield for increased safety and liquidity, it remains a small cost compared with the benefits of providing a conservative fund that meets investors’ objectives of safety and liquidity in all types of market conditions.

What is your outlook?

The year ahead will include many interesting transitions for bond holders, including replacement of Alan Greenspan as head of the Federal Reserve and the transition to a more stable federal funds rate. Inflation overall will likely increase slowly in the short term, due to Gulf Coast rebuilding and higher energy costs. That will allow to the Fed to continue its

*To the extent practicable, the Fund intends to maintain a stable net asset value of $1.00 per share. An investment in Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Portfolio Composition is subject to change.

measured interest rate hikes, which we expect will cease in the first calendar quarter of 2006 at a fed funds rate near 4.5% . In December of 2005 and throughout the first calendar quarter of 2006, we will gradually ladder in longer-dated securities for the

Fund, which will extend the portfolio’s average-weighted maturity. As in all interest rate environments, we will continue to maximize the safety and liquidity of the Fund while pursuing a competitive yield.

	Portfolio Facts
	As of October 31, 2005
	A Share	B Share	Institutional Share
	------------------	------------------	------------------
Ticker	AMMXX	TMBXX	AALXX
Transfer Agent ID	018	068	091
Net Assets	$661,318,948	$1,747,877	$283,124,801
NAV	$1.00	$1.00	$1.00
Number of Holdings: 89

Average Annual Total Returns[2]
As of October 31, 2005

Class A1	1-Year	5 Years	10 Years

total return	2.12%	1.69%	3.39%

			From
			Inception
Class B1	1-Year	5 Years	1/8/1997

without sales charge	1.94%	1.21%	2.60%
with sales charge	(2.06%)	1.21%	2.60%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

total return	2.56%	2.02%	3.22%

	Yields
	As of October 31, 2005**

	Class A	Class B	Institutional

7-Day	3.26%	2.95%	3.58%
7-Day Effective	3.32%	3.00%	3.65%

1 Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Class A shares have no sales load. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

** Seven-day yields of The Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

New Funds

Thrivent Mutual Funds introduced seven new Funds on June 30, 2005. Thrivent Real Estate Securities Fund is presented under a separate shareholder report with a fiscal year ended December 31, 2005. Management Discussion of Fund Performance is not included for these Funds since they have been in operation for less then six months. The tables below summarize the portfolio composition of the Fund.

Aggressive Allocation Fund		Moderately Aggressive Allocation Fund

Equity Funds	92.0%	Equity Funds	78.2%
Real Estate Securities Fund	4.0%	Debt Funds	14.9%
Debt Funds	2.0%	Real Estate Securities Fund	3.9%
Money Market Fund	2.0%	Money Market Fund	3.0%

Moderate Allocation Fund		Moderately Conservative Allocation Fund

Equity Funds	65.1%	Equity Funds	45.1%
Debt Funds	25.0%	Debt Funds	41.9%
Money Market Fund	5.0%	Money Market Fund	10.0%
Real Estate Securities Fund	4.9%	Real Estate Securities Fund	3.0%

Partner Small Cap Growth Fund		Partner Mid Cap Value Fund

Common Stock	80.7%	Common Stock	87.9%
Collateral Held for Securities Loaned	15.1%	Short Term Investments	6.5%
Short Term Investments	4.2%	Collateral Held for Securities Loaned	5.6%

Shareholder Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 through October 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below stated account minimums ( $2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds.) This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds.) This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	5/1/05	10/31/05	5/1/2005 -- 10/31/2005	Ratio

Thrivent Technology Fund
Actual
Class A	$1,000	$1,115	$7.46	1.40%
Class B	$1,000	$1,113	$10.17	1.91%
Institutional Class	$1,000	$1,120	$5.02	0.94%
Hypothetical **
Class A	$1,000	$1,018	$7.12	1.40%
Class B	$1,000	$1,016	$9.70	1.91%
Institutional Class	$1,000	$1,020	$4.79	0.94%

Thrivent Partner Small Cap Value Fund
Actual
Class A	$1,000	$1,119	$5.34	1.00%
Class B	$1,000	$1,114	$10.44	1.96%
Institutional Class	$1,000	$1,123	$1.77	0.33%
Hypothetical **
Class A	$1,000	$1,020	$5.09	1.00%
Class B	$1,000	$1,015	$9.96	1.96%
Institutional Class	$1,000	$1,024	$1.68	0.33%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	5/1/05	10/31/05	5/1/2005 -- 10/31/2005	Ratio

Thrivent Small Cap Stock Fund
Actual
Class A	$1,000	$1,112	$6.76	1.27%
Class B	$1,000	$1,107	$12.16	2.29%
Institutional Class	$1,000	$1,115	$3.84	0.72%
Hypothetical **
Class A	$1,000	$1,019	$6.46	1.27%
Class B	$1,000	$1,014	$11.62	2.29%
Institutional Class	$1,000	$1,022	$3.67	0.72%

Thrivent Small Cap Index Fund
Actual
Class A	$1,000	$1,119	$5.07	0.95%
Hypothetical **
Class A	$1,000	$1,020	$4.84	0.95%

Thrivent Mid Cap Growth Fund
Actual
Class A	$1,000	$1,127	$6.27	1.17%
Class B	$1,000	$1,121	$12.40	2.32%
Institutional Class	$1,000	$1,131	$2.58	0.48%
Hypothetical **
Class A	$1,000	$1,019	$5.96	1.17%
Class B	$1,000	$1,014	$11.77	2.32%
Institutional Class	$1,000	$1,023	$2.45	0.48%

Thrivent Mid Cap Stock Fund
Actual
Class A	$1,000	$1,148	$6.33	1.17%
Class B	$1,000	$1,142	$12.20	2.26%
Institutional Class	$1,000	$1,151	$3.79	0.70%
Hypothetical **
Class A	$1,000	$1,019	$5.96	1.17%
Class B	$1,000	$1,014	$11.47	2.26%
Institutional Class	$1,000	$1,022	$3.57	0.70%

Thrivent Mid Cap Index Fund
Actual
Class A	$1,000	$1,110	$4.79	0.90%
Hypothetical **
Class A	$1,000	$1,021	$4.58	0.90%

Thrivent Mid Cap Index Fund-I
Actual
Institutional Class	$1,000	$1,112	$3.25	0.61%
Hypothetical **
Institutional Class	$1,000	$1,022	$3.11	0.61%

Thrivent Partner International Stock Fund
Actual
Class A	$1,000	$1,087	$7.42	1.41%
Class B	$1,000	$1,081	$13.32	2.54%
Institutional Class	$1,000	$1,091	$4.01	0.76%
Hypothetical **
Class A	$1,000	$1,018	$7.17	1.41%
Class B	$1,000	$1,012	$12.88	2.54%
Institutional Class	$1,000	$1,021	$3.87	0.76%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	5/1/05	10/31/05	5/1/2005 -- 10/31/2005	Ratio

Thrivent Large Cap Growth Fund
Actual
Class A	$1,000	$1,096	$4.23	0.80%
Class B	$1,000	$1,092	$10.18	1.93%
Institutional Class	$1,000	$1,099	$0.32	0.06%
Hypothetical **
Class A	$1,000	$1,021	$4.08	0.80%
Class B	$1,000	$1,015	$9.80	1.93%
Institutional Class	$1,000	$1,025	$0.31	0.06%

Thrivent Large Cap Value Fund
Actual
Class A	$1,000	$1,047	$5.21	1.01%
Class B	$1,000	$1,040	$11.42	2.22%
Institutional Class	$1,000	$1,050	$2.63	0.51%
Hypothetical **
Class A	$1,000	$1,020	$5.14	1.01%
Class B	$1,000	$1,014	$11.27	2.22%
Institutional Class	$1,000	$1,023	$2.60	0.51%

Thrivent Large Cap Stock Fund
Actual
Class A	$1,000	$1,059	$5.14	0.99%
Class B	$1,000	$1,054	$9.84	1.90%
Institutional Class	$1,000	$1,061	$2.91	0.56%
Hypothetical **
Class A	$1,000	$1,020	$5.04	0.99%
Class B	$1,000	$1,016	$9.65	1.90%
Institutional Class	$1,000	$1,022	$2.85	0.56%

Thrivent Large Cap Index Fund
Actual
Class A	$1,000	$1,050	$3.10	0.60%
Hypothetical **
Class A	$1,000	$1,022	$3.06	0.60%

Thrivent Large Cap Index Fund-I
Actual
Institutional Class	$1,000	$1,051	$2.38	0.46%
Hypothetical **
Institutional Class	$1,000	$1,023	$2.35	0.46%

Thrivent Balanced Fund
Actual
Class A	$1,000	$1,059	$5.45	1.05%
Class B	$1,000	$1,054	$10.46	2.02%
Institutional Class	$1,000	$1,062	$3.07	0.59%
Hypothetical **
Class A	$1,000	$1,020	$5.35	1.05%
Class B	$1,000	$1,015	$10.26	2.02%
Institutional Class	$1,000	$1,022	$3.01	0.59%

Thrivent High Yield Fund
Actual
Class A	$1,000	$1,037	$4.42	0.86%
Class B	$1,000	$1,030	$8.90	1.74%
Institutional Class	$1,000	$1,039	$2.36	0.46%
Hypothetical **
Class A	$1,000	$1,021	$4.38	0.86%
Class B	$1,000	$1,016	$8.84	1.74%
Institutional Class	$1,000	$1,023	$2.35	0.46%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	5/1/05	10/31/05	5/1/2005 -- 10/31/2005	Ratio

Thrivent High Yield Fund II
Actual
Class A	$1,000	$1,034	$4.82	0.94%
Class B	$1,000	$1,029	$9.92	1.94%
Institutional Class	$1,000	$1,037	$2.52	0.49%
Hypothetical **
Class A	$1,000	$1,020	$4.79	0.94%
Class B	$1,000	$1,015	$9.86	1.94%
Institutional Class	$1,000	$1,023	$2.50	0.49%

Thrivent Municipal Bond Fund
Actual
Class A	$1,000	$1,004	$3.94	0.78%
Class B	$1,000	$1,001	$7.46	1.48%
Institutional Class	$1,000	$1,007	$2.43	0.48%
Hypothetical **
Class A	$1,000	$1,021	$3.97	0.78%
Class B	$1,000	$1,018	$7.53	1.48%
Institutional Class	$1,000	$1,023	$2.45	0.48%

Thrivent Income Fund
Actual
Class A	$1,000	$1,002	$3.99	0.79%
Class B	$1,000	$998	$8.26	1.64%
Institutional Class	$1,000	$1,004	$2.02	0.40%
Hypothetical **
Class A	$1,000	$1,021	$4.02	0.79%
Class B	$1,000	$1,017	$8.34	1.64%
Institutional Class	$1,000	$1,023	$2.04	0.40%

Thrivent Core Bond Fund
Actual
Class A	$1,000	$999	$4.58	0.91%
Class B	$1,000	$994	$9.65	1.92%
Institutional Class	$1,000	$1,002	$2.47	0.49%
Hypothetical **
Class A	$1,000	$1,021	$4.63	0.91%
Class B	$1,000	$1,016	$9.75	1.92%
Institutional Class	$1,000	$1,023	$2.50	0.49%

Thrivent Limited Maturity Bond Fund
Actual
Class A	$1,000	$1,009	$4.30	0.85%
Class B	$1,000	$1,007	$4.60	0.91%
Institutional Class	$1,000	$1,011	$2.08	0.41%
Hypothetical **
Class A	$1,000	$1,021	$4.33	0.85%
Class B	$1,000	$1,021	$4.63	0.91%
Institutional Class	$1,000	$1,023	$2.09	0.41%

Thrivent Money Market Fund
Actual
Class A	$1,000	$1,014	$4.01	0.79%
Class B	$1,000	$1,012	$5.17	1.02%
Institutional Class	$1,000	$1,016	$1.98	0.39%
Hypothetical **
Class A	$1,000	$1,021	$4.02	0.79%
Class B	$1,000	$1,020	$5.19	1.02%
Institutional Class	$1,000	$1,023	$1.99	0.39%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period ***	Expense
	6/30/05	10/31/05	6/30/2005 -- 10/31/2005	Ratio

Thrivent Aggressive Allocation Fund
Actual
Class A	$1,000	$1,037	$3.05	0.89%
Institutional Class	$1,000	$1,039	$0.34	0.10%
Hypothetical **
Class A	$1,000	$1,014	$3.02	0.89%
Institutional Class	$1,000	$1,017	$0.34	0.10%

Thrivent Moderately Aggressive Allocation Fund
Actual
Class A	$1,000	$1,031	$1.51	0.44%
Institutional Class	$1,000	$1,033	$(0.14)	-0.04%
Hypothetical **
Class A	$1,000	$1,015	$1.49	0.44%
Institutional Class	$1,000	$1,017	$(0.14)	-0.04%

Thrivent Moderate Allocation Fund
Actual
Class A	$1,000	$1,024	$0.92	0.27%
Institutional Class	$1,000	$1,025	$(0.44)	-0.13%
Hypothetical **
Class A	$1,000	$1,016	$0.92	0.27%
Institutional Class	$1,000	$1,017	$(0.44)	-0.13%

Thrivent Moderately Conservative Allocation Fund
Actual
Class A	$1,000	$1,015	$1.15	0.34%
Institutional Class	$1,000	$1,017	$0.61	0.18%
Hypothetical **
Class A	$1,000	$1,016	$1.15	0.34%
Institutional Class	$1,000	$1,016	$0.61	0.18%

Thrivent Partner Small Cap Growth Fund
Actual
Class A	$1,000	$1,028	$5.50	1.61%
Institutional Class	$1,000	$1,028	$4.75	1.39%
Hypothetical **
Class A	$1,000	$1,011	$5.46	1.61%
Institutional Class	$1,000	$1,012	$4.71	1.39%

Thrivent Partner Mid Cap Value Fund
Actual
Class A	$1,000	$1,013	$5.46	1.61%
Institutional Class	$1,000	$1,014	$3.97	1.17%
Hypothetical **
Class A	$1,000	$1,011	$5.46	1.61%
Institutional Class	$1,000	$1,013	$3.97	1.17%

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

** Assuming 5% total return before expenses

*** Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 123/365 to reflect the period since inception.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of the Thrivent Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thrivent Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Thrivent Technology Fund, Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Small Cap Stock Fund, Thrivent Small Cap Index Fund, Thrivent Mid Cap Growth Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Mid Cap Stock Fund, Thrivent Mid Cap Index Fund, Thrivent Mid Cap Index Fund-I, Thrivent Partner International Stock Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent Large Cap Stock Fund, Thrivent Large Cap Index Fund, Thrivent Large Cap Index Fund-I, Thrivent Balanced Fund, Thrivent High Yield Fund, Thrivent High Yield Fund II, Thrivent Municipal Bond Fund, Thrivent Income Fund, Thrivent Core Bond Fund, Thrivent Limited Maturity Bond Fund, and Thrivent Money Market Fund (the “Funds”) at October 31, 2005, the results of each of their operations, changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 14, 2005

	Aggressive Allocation Fund(a)
	Schedule of Investments as of October 31, 2005
Shares		Value	Percentage

Equity Funds (92.0%)
113,526	Thrivent Partner Small Cap Growth Fund	$1,167,043	4.0%
80,116	Thrivent Partner Small Cap Value Fund	1,167,296	4.0
77,090	Thrivent Small Cap Stock Fund	1,453,138	4.9
75,969	Thrivent Mid Cap Growth Fund	1,172,955	4.0
114,520	Thrivent Partner Mid Cap Value Fund	1,161,236	3.9
95,026	Thrivent Mid Cap Stock Fund	1,770,335	6.0
689,418	Thrivent Partner International Stock Fund	7,425,036	25.3
904,968	Thrivent Large Cap Growth Fund	4,705,835	16.0
241,060	Thrivent Large Cap Value Fund	3,519,479	12.0
134,259	Thrivent Large Cap Stock Fund	3,508,198	11.9

	Total Equity Funds
	(cost $26,843,482)	27,050,551

Real Estate Securities Fund (4.0%)
115,803	Thrivent Real Estate Securities Fund	1,161,506	4.0

	Total Real Estate Securities Fund
	(cost $1,167,515)	1,161,506

Debt Fund (2.0%)
46,641	Thrivent Limited Maturity Bond Fund	586,750	2.0

	Total Debt Fund
	(cost $589,373)	586,750

Short-Term Investments (2.0%)
588,666	Thrivent Money Market Fund	588,666	2.0

	Total Short-Term Investments
	(cost $588,666)	588,666

	Total Fund Investments
	(cost $29,189,036)	$29,387,473	100.0

(a) Investments are in Institutional Class Shares.

The accompanying notes to the financial statements are an integral part of this schedule.

	Moderately Aggressive Allocation Fund(a)
	Schedule of Investments as of October 31, 2005
Shares		Value	Percentage

Equity Funds (78.2%)
190,712	Thrivent Partner Small Cap Growth Fund	$1,960,515	3.0%
134,572	Thrivent Partner Small Cap Value Fund	1,960,714	3.0
103,541	Thrivent Small Cap Stock Fund	1,951,752	3.0
127,695	Thrivent Mid Cap Growth Fund	1,971,618	3.0
192,243	Thrivent Partner Mid Cap Value Fund	1,949,345	3.0
141,934	Thrivent Mid Cap Stock Fund	2,644,230	4.0
1,422,517	Thrivent Partner International Stock Fund	15,320,504	23.3
1,776,046	Thrivent Large Cap Growth Fund	9,235,440	14.0
495,167	Thrivent Large Cap Value Fund	7,229,438	11.0
275,863	Thrivent Large Cap Stock Fund	7,208,287	10.9

	Total Equity Funds
	(cost $51,151,418)	51,431,843

Real Estate Securities Fund (3.9%)
259,393	Thrivent Real Estate Securities Fund	2,601,709	3.9

	Total Real Estate Securities Fund
	(cost $2,626,950)	2,601,709

Debt Funds (14.9%)
381,509	Thrivent Income Fund	3,261,901	4.9
523,424	Thrivent Limited Maturity Bond Fund	6,584,673	10.0

	Total Debt Funds
	(cost $9,927,565)	9,846,574

Short-Term Investments (3.0%)
1,983,082	Thrivent Money Market Fund	1,983,082	3.0

	Total Short-Term Investments
	(cost $1,983,082)	1,983,082

	Total Fund Investments
	(cost $65,689,015)	$65,863,208	100.0

(a) Investments are in Institutional Class Shares.

The accompanying notes to the financial statements are an integral part of this schedule.

	Moderate Allocation Fund(a)
	Schedule of Investments as of October 31, 2005
Shares		Value	Percentage

Equity Funds (65.1%)
248,485	Thrivent Small Cap Stock Fund	$4,683,937	5.9%
298,037	Thrivent Mid Cap Stock Fund	5,552,422	7.0
1,336,345	Thrivent Partner International Stock Fund	14,392,438	18.2
1,978,517	Thrivent Large Cap Growth Fund	10,288,289	13.0
540,185	Thrivent Large Cap Value Fund	7,886,699	10.0
331,129	Thrivent Large Cap Stock Fund	8,652,406	11.0

	Total Equity Funds
	(cost $51,191,779)	51,456,191

Real Estate Securities Fund (4.9%)
389,118	Thrivent Real Estate Securities Fund	3,902,856	4.9

	Total Real Estate Securities Fund
	(cost $3,946,590)	3,902,856

Debt Funds (25.0%)
623,302	Thrivent High Yield Fund	3,135,211	4.0
549,690	Thrivent Income Fund	4,699,850	6.0
942,450	Thrivent Limited Maturity Bond Fund	11,856,027	15.0

	Total Debt Funds
	(cost 19,876,513)	19,691,088

Short-Term Investments (5.0%)
3,968,406	Thrivent Money Market Fund	3,968,406	5.0

	Total Short-Term Investments
	(cost $3,968,406)	3,968,406

	Total Fund Investments
	(cost $78,983,288)	$79,018,541	100.0

(a) Investments are in Institutional Class Shares.

The accompanying notes to the financial statements are an integral part of this schedule.

	Moderately Conservative Allocation Fund(a)
	Schedule of Investments as of October 31, 2005
Shares		Value	Percentage

Equity Funds (45.1%)
70,575	Thrivent Small Cap Stock Fund	$1,330,342	4.0%
72,607	Thrivent Mid Cap Stock Fund	1,352,667	4.0
379,764	Thrivent Partner International Stock Fund	4,090,053	12.1
648,382	Thrivent Large Cap Growth Fund	3,371,589	10.0
161,037	Thrivent Large Cap Value Fund	2,351,138	7.0
102,535	Thrivent Large Cap Stock Fund	2,679,243	8.0

	Total Equity Funds
	(cost $15,084,570)	15,175,032

Real Estate Securities Fund (3.0%)
99,384	Thrivent Real Estate Securities Fund	996,818	3.0

	Total Real Estate Securities Fund
	(cost $1,004,513)	996,818

Debt Funds (41.9%)
265,595	Thrivent High Yield Fund	1,335,945	4.0
429,343	Thrivent Income Fund	3,670,879	10.9
722,863	Thrivent Limited Maturity Bond Fund	9,093,613	27.0

	Total Debt Funds
	(cost $14,228,361)	14,100,437

Short-Term Investments (10.0%)
3,382,293	Thrivent Money Market Fund	3,382,293	10.0

	Total Short-Term Investments
	(cost $3,382,293)	3,382,293

	Total Fund Investments
	(Cost $33,699,737)	$33,654,580	100.0

(a) Investments are in Institutional Class Shares.

The accompanying notes to the financial statements are an integral part of this schedule.

		Technology Fund
	Schedule of Investments as of October 31, 2005(a)
Shares	Common Stock (85.5%)	Value	Shares	Common Stock (85.5%)	Value

Consumer Discretionary (2.3%)			3,100	Avid Technology, Inc.(b)	$152,613
9,200	eBay, Inc.(b)	$364,320	11,300	BEA Systems, Inc.(b)	99,666
3,000	Getty Images, Inc.(b)	249,030	500	Blue Coat Systems, Inc.(b,c)	23,495
3,200	Pixar, Inc.(b)	162,336	3,200	BMC Software, Inc.(b)	62,688
9,900	Time Warner, Inc.	176,517	14,300	Broadcom Corporation(b)	607,178
7,500	Walt Disney Company	182,775	1,000	Business Objects SA ADR(b,c)	34,270
4,600	XM Satellite Radio Holdings, Inc.(b)	132,618	800	CACI International, Inc.(b)	43,632

	Total Consumer		3,600	CDW Corporation	202,860
	Discretionary	1,267,596	15,000	Check Point Software

				Technologies, Ltd.(b)	335,400
Health Care (4.3%)			4,500	CheckFree Corporation(b)	191,250
1,300	Fisher Scientific International, Inc.(b) 73,450		83,200	Cisco Systems, Inc.(b)	1,451,840
9,000	iShares Dow Jones US Healthcare		5,200	Citrix Systems, Inc.(b)	143,364
	Sector Index Fund(c)	544,140	4,000	Cogent, Inc.(b)	106,200
12,000	iShares Nasdaq Biotechnology		6,200	Cognizant Technology
	Index Fund(b,c)	886,920		Solutions Corporation(b)	272,676
10,900	iShares S&P Global Healthcare		4,200	Cognos, Inc.(b)	157,626
	Sector Index Fund(c)	556,009	1,100	Computer Sciences Corporation(b)	56,375
1,600	Medtronic, Inc.	90,656	6,800	Compuware Corporation(b)	55,012
2,500	St. Jude Medical, Inc.(b)	120,175	22,300	Comverse Technology, Inc.(b)	559,730
1,000	Zimmer Holdings, Inc.(b)	63,770	14,800	Corning, Inc.(b)	297,332

	Total Health Care	2,335,120	15,100	Cypress Semiconductor

				Corporation(b,c)	205,360
Industrials (0.5%)			39,900	Dell, Inc.(b)	1,272,012
1,300	Avery Dennison Corporation	73,645	1,600	Digital Insight Corporation(b)	47,728
6,000	Monster Worldwide, Inc.(b)	196,860	2,700	Digital River, Inc.(b,c)	75,627

	Total Industrials	270,505	2,700	DST Systems, Inc.(b)	151,524

			4,700	Electronic Arts, Inc.(b)	267,336
Information Technology (76.9%)			12,000	Embarcadero Technologies, Inc.(b)	93,360
9,200	Accenture, Ltd.	242,052	93,900	EMC Corporation(b)	1,310,844
1,467	Activision, Inc.(b)	23,129	9,000	First Data Corporation	364,050
8,500	Advanced Micro Devices, Inc.(b)	197,370	27,400	Flextronics International, Ltd.(b)	254,546
1,300	Affiliated Computer Services, Inc.(b)	70,343	5,600	FormFactor, Inc.(b)	137,872
7,600	Agilent Technologies, Inc.(b)	243,276	6,107	Freescale Semiconductor, Inc.(b)	145,835
4,200	Akamai Technologies, Inc.(b,c)	72,828	2,000	Global Payments, Inc.	85,700
11,400	Altera Corporation(b)	189,810	3,500	Google, Inc.(b)	1,302,490
13,000	Amdocs, Ltd.(b)	344,110	15,600	Hewlett-Packard Company	437,424
4,200	Amphenol Corporation	167,874	5,132	Homestore, Inc.(b)	18,629
20,100	Analog Devices, Inc.	699,078	6,800	Hyperion Solutions Corporation(b)	328,848
400	Anteon International Corporation(b) 18,080		33,800	Informatica Corporation(b,c)	402,220
33,900	Apple Computer, Inc.(b)	1,952,303	3,700	Infosys Technologies, Ltd. ADR	251,600
37,100	Applied Materials, Inc.	607,698	8,600	Integrated Device
11,300	ASML Holding NV ADR(b,c)	191,874		Technology, Inc.(b)	84,968
14,000	ATI Technologies, Inc.(b)	202,300	71,700	Intel Corporation	1,684,950
12,048	AU Optronics Corporation	153,615	17,500	International Business
3,300	Automatic Data Processing, Inc.	153,978		Machines Corporation	1,432,900
14,800	Avaya, Inc.(b)	170,496	9,400	Jabil Circuit, Inc.(b)	280,590

The accompanying notes to the financial statements are an integral part of this schedule.

Technology Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (85.5%)	Value	Shares	Common Stock (85.5%)	Value

Information Technology -- continued			1,400	Shanda Interactive
33,000	JDS Uniphase Corporation(b)	$69,300		Entertainment, Ltd.(b,c)	$34,678
27,400	Juniper Networks, Inc.(b)	639,242	14,400	Stellent, Inc.(b,c)	132,048
12,700	KLA-Tencor Corporation	587,883	7,400	STMicroelectronics NV(c)	121,878
14,300	Lam Research Corporation(b)	482,482	36,800	Sun Microsystems, Inc.(b)	147,200
1,600	Lexmark International, Inc.(b)	66,432	25,571	Symantec Corporation(b)	609,868
14,700	Linear Technology Corporation	488,187	9,227	Symbol Technologies, Inc.	76,584
80,400	Lucent Technologies, Inc.(b,c)	229,140	32,927	Taiwan Semiconductor
7,200	Macromedia, Inc.(b)	316,224		Manufacturing Company, Ltd. ADR 266,050
4,100	Manhattan Associates, Inc.(b)	91,061	1,000	Take-Two Interactive
18,600	Marvell Technology Group, Ltd.(b)	863,226		Software, Inc.(b)	20,650
12,000	Maxim Integrated Products, Inc.	416,160	10,400	Telefonaktiebolaget LM Ericsson(c)	341,224
6,500	McAfee, Inc.(b)	195,195	9,600	Teradyne, Inc.(b)	129,984
6,600	Mercury Interactive Corporation(b)	229,614	29,200	Texas Instruments, Inc.	833,660
11,800	Microchip Technology, Inc.	356,006	1,700	THQ, Inc.(b)	39,406
16,800	Micromuse, Inc.(b)	120,456	55,800	TIBCO Software, Inc.(b)	423,522
13,100	Micron Technology, Inc.(b,c)	170,169	3,300	UNOVA, Inc.(b)	102,300
66,400	Microsoft Corporation	1,706,480	2,600	ValueClick, Inc.(b)	45,500
45,500	Motorola, Inc.	1,008,280	29,200	VeriSign, Inc.(b)	689,996
20,700	National Semiconductor		7,400	Viisage Technology, Inc.(b,c)	34,040
	Corporation	468,441	6,200	Vishay Intertechnology, Inc.(b)	70,308
1,700	NAVTEQ Corporation(b)	66,504	22,300	Vitria Technology, Inc.(b,c)	65,785
16,400	NETGEAR, Inc.(b,c)	320,620	16,500	webMethods, Inc.(b,c)	114,840
12,900	Network Appliance, Inc.(b)	352,944	800	Websense, Inc.(b)	47,264
33,800	Nokia Oyj ADR	568,516	5,500	Western Digital Corporation(b,c)	66,550
50,900	Nortel Networks Corporation(b,c)	165,425	15,900	Wind River Systems, Inc.(b)	208,290
18,200	Novell, Inc.(b,c)	138,684	11,300	Xerox Corporation(b)	153,341
4,900	NVIDIA Corporation(b)	164,395	19,700	Xilinx, Inc.	471,815
11,200	ON Semiconductor Corporation(b,c)	51,968	32,000	Yahoo!, Inc.(b)	1,183,040
3,100	Openwave Systems, Inc.(b)	55,397	2,200	Zebra Technologies Corporation(b)	94,842

78,200	Oracle Corporation(b)	991,576		Total Information
4,000	Progress Software Corporation(b)	124,560		Technology	41,836,745

1,800	QLogic Corporation(b)	54,288
27,200	QUALCOMM, Inc.	1,081,472	Telecommunications Services (1.5%)
23,500	RAE Systems, Inc.(b,c)	82,720	27,014	Sprint Nextel Corporation	629,696
13,600	Red Hat, Inc.(b,c)	315,792	5,600	Verizon Communications, Inc.	176,456

4,500	Salesforce.com, Inc.(b,c)	112,455		Total Telecommunications
4,900	SanDisk Corporation(b)	288,561		Services	806,152

6,600	SAP AG	283,404

7,300	Sapient Corporation(b)	37,887		Total Common Stock
7,000	Scientific-Atlanta, Inc.	248,080		(cost $50,287,083)	46,516,118

7,800	Seagate Technology(b)	113,022

The accompanying notes to the financial statements are an integral part of this schedule.

Technology Fund
Schedule of Investments as of October 31, 2005(a)
		Interest	Maturity
Shares	Collateral Held for Securities Loaned (10.4%)	Rate(d)	Date	Value

5,647,242	Thrivent Financial Securities Lending Trust	3.950%	N/A	$5,647,242

	Total Collateral Held for Securities Loaned
	(cost $5,647,242)			5,647,242

		Interest	Maturity
Shares	Short-Term Investments (4.1%)	Rate(d)	Date	Value

2,204,466	Thrivent Money Market Fund	3.600%	N/A	$2,204,466

	Total Short-Term Investments (at amortized cost)			2,204,466

	Total Investments (cost $58,138,791)			$54,367,826

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) Miscellaneous footnote: ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.

	Partner Small Cap Growth Fund
	Schedule of Investments as of October 31, 2005(a)
Shares	Common Stock (80.7%)	Value	Shares	Common Stock (80.7%)	Value

Consumer Discretionary (11.5%)			1,449	Cooper Cameron Corporation(b)	$106,835
300	Building Materials		1,220	Energy Partners, Ltd.(b)	30,951
	Holding Corporation	$25,503	2,074	Forest Oil Corporation(b)	90,592
1,030	California Pizza Kitchen, Inc.(b)	32,970	1,160	Frontier Oil Corporation	42,781
1,020	Carters, Inc.(b)	64,413	6,970	Grey Wolf, Inc.(b,c)	53,530
2,080	Coldwater Creek, Inc.(b)	56,139	990	Hornbeck Offshore Services, Inc.(b)	31,888
650	Ctrip.com International, Ltd. ADR	37,394	1,379	Hydril Company(b)	91,483
1,880	Dress Barn, Inc.(b)	49,952	1,290	Oil States International, Inc.(b)	42,699
4,010	Education Management		2,900	Parallel Petroleum Corporation(b)	38,367
	Corporation(b)	123,668	2,010	Superior Energy Services, Inc.(b)	40,964
9,425	Entravision Communications		1,540	Todco	68,915
	Corporation(b)	77,285	2,470	Warren Resources, Inc.(b,c)	38,211
5,143	Fossil, Inc.(b,c)	80,539	2,433	Western Gas Resources, Inc.	105,349
5,345	Fred’s, Inc.	79,640	1,420	World Fuel Services Corporation	45,298

1,450	GameStop Corporation(b,c)	51,446		Total Energy	999,860

950	Gaylord Entertainment Company(b)	37,506
1,560	Genesco, Inc.(b)	57,408	Financials (6.2%)
4,586	Gentex Corporation	86,309	1,821	Affiliated Managers Group, Inc.(b,c)	139,762
2,170	Guess ?, Inc.(b)	58,850	1,560	Boston Private Financial
2,260	Gymboree Corporation(b)	40,002		Holdings, Inc.(c)	45,162
1,755	Hibbett Sporting Goods, Inc.(b)	46,034	1,070	Calamos Asset Management, Inc.	25,990
2,750	Imax Corporation(b,c)	24,942	1,760	East West Bancorp, Inc.	67,390
2,170	Jackson Hewitt Tax Service, Inc.	53,642	2,401	Financial Federal Corporation	91,670
1,500	Jarden Corporation(b,c)	50,685	530	Greenhill & Company, Inc.(c)	25,414
2,316	Monaco Coach Corporation(c)	28,417	2,430	Investment Technology
5,831	PETCO Animal Supplies, Inc.(b)	110,847		Group, Inc.(b)	78,999
2,914	Ruby Tuesday, Inc.(c)	63,846	2,327	Investors Financial
804	Strayer Education, Inc.	71,966		Services Corporation(c)	88,845
2,430	Tractor Supply Company(b)	117,855	2,015	Jefferies Group, Inc.	85,557
7,019	ValueVision Media, Inc.(b)	68,927	790	Jones Lang LaSalle, Inc.	39,721
2,060	VistaPrint, Ltd.(b)	34,876	760	Kilroy Realty Corporation	42,674
2,524	Winnebago Industries, Inc.(c)	74,004	1,860	Nasdaq Stock Market, Inc.(b)	57,455
1,180	WMS Industries, Inc.(b,c)	29,653	2,660	Sunstone Hotel Investors, Inc.	59,584
1,910	Wolverine World Wide, Inc.	40,014	1,996	Wintrust Financial Corporation	107,145

	Total Consumer			Total Financials	955,368

	Discretionary	1,774,732

			Health Care (14.8%)
Consumer Staples (0.9%)			1,350	American Healthways, Inc.(b)	54,756
1,050	Flowers Foods, Inc.	30,765	7,031	American Medical Systems
880	Hansen Natural Corporation(b,c)	44,458		Holdings, Inc.(b)	114,957
12,700	SunOpta, Inc.(b,c)	62,738	4,233	AmSurg Corporation(b)	100,534

	Total Consumer Staples	137,961	1,580	Amylin Pharmaceuticals, Inc.(b,c)	53,088

			3,284	Apria Healthcare Group, Inc.(b)	75,762
Energy (6.5%)			3,176	Connetics Corporation(b,c)	41,415
1,890	Alpha Natural Resources, Inc.(b)	44,888	1,950	Cubist Pharmaceuticals, Inc.(b)	39,410
1,521	Cal Dive International, Inc.(b)	93,602	1,580	CV Therapeutics, Inc.(b,c)	39,595
900	Cheniere Energy, Inc.(b,c)	33,507	4,314	HealthExtras, Inc.(b)	90,810

The accompanying notes to the financial statements are an integral part of this schedule.

Partner Small Cap Growth Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (80.7%)	Value	Shares	Common Stock (80.7%)	Value

Health Care -- continued			1,730	Stericycle, Inc.(b)	$99,579
1,345	IDEXX Laboratories, Inc.(b)	$94,325	1,400	Teledyne Technologies, Inc.(b)	49,364
4,804	Illumina, Inc.(b)	74,798	240	Tetra Tech, Inc.(b)	3,706
1,588	INAMED Corporation(b)	112,907	1,540	Wabtec Corporation	41,888
530	Intuitive Surgical, Inc.(b)	47,027	800	Washington Group
3,056	Kensey Nash Corporation(b,c)	70,074		International, Inc.(b)	39,760
1,290	Kyphon, Inc.(b)	51,716	1,100	Watsco, Inc.	62,513
1,270	LCA-Vision, Inc.	53,353	2,018	Watts Water Technologies, Inc.(c)	56,020
1,720	Momenta Pharmaceuticals, Inc.(b,c)	37,032	2,110	WESCO International, Inc.(b)	83,872

10,123	Nabi Biopharmaceuticals(b,c)	130,081		Total Industrials	1,609,771

1,140	New River Pharmaceuticals, Inc(b,c)	54,253
6,719	PSS World Medical, Inc.(b)	93,596	Information Technology (27.8%)
1,650	Psychiatric Solutions, Inc.(b)	90,255	2,810	ADTRAN, Inc.	85,002
1,830	Senomyx, Inc.(b,c)	26,078	2,000	Advent Software, Inc.(b)	61,440
4,370	Serologicals Corporation(b,c)	85,128	11,777	Agile Software Corporation(b)	83,617
1,430	Sierra Health Services, Inc.(b)	107,250	6,536	Andrew Corporation(b)	69,412
2,100	Sunrise Senior Living, Inc.(b,c)	67,914	3,470	aQuantive, Inc.(b)	75,126
1,990	Sybron Dental Specialties, Inc.(b)	85,371	4,791	Avocent Corporation(b)	146,892
1,440	United Surgical Partners		3,407	Benchmark Electronics, Inc.(b)	95,703
	International, Inc.(b)	51,624	4,630	CNET Networks, Inc.(b)	62,922
1,130	United Therapeutics Corporation(b)	83,462	1,310	Cogent, Inc.(b,c)	34,780
1,695	Varian, Inc.(b)	62,325	3,269	Coherent, Inc.(b)	96,795
1,640	VCA Antech, Inc.(b)	42,312	6,629	Digital Insight Corporation(b)	197,743
1,770	Vertex Pharmaceuticals, Inc.(b,c)	40,268	4,201	Entegris, Inc.(b)	41,002
4,720	ViroPharma, Inc.(b)	90,435	1,030	Euronet Worldwide, Inc.(b,c)	28,943
1,100	Wellcare Health Plans, Inc.(b,c)	34,650	1,110	F5 Networks, Inc.(b)	57,753

	Total Health Care	2,296,561	2,299	FactSet Research Systems, Inc.	80,626

			2,411	Fair Isaac Corporation	100,683
Industrials (10.4%)			3,971	FileNet Corporation(b)	111,784
1,300	Administaff, Inc.	55,016	3,380	Foundry Networks, Inc.(b)	40,323
1,040	Astec Industries, Inc.(b)	29,494	3,020	Genesis Microchip, Inc.(b)	58,105
830	Aviall, Inc.(b)	26,186	1,858	Global Imaging Systems, Inc.(b)	66,163
1,030	Bucyrus International, Inc.	42,796	1,280	Heartland Payment Systems, Inc.(b)	31,002
1,200	Ceradyne, Inc.(b)	47,040	8,160	Homestore, Inc.(b)	29,621
2,120	Continental Airlines, Inc.(b)	27,454	2,288	Hyperion Solutions Corporation(b)	110,648
2,224	CRA International, Inc.(b)	98,434	14,053	Informatica Corporation(b)	167,231
3,807	Forward Air Corporation	134,958	6,230	Internet Capital Group, Inc.(b,c)	53,204
5,912	FTI Consulting, Inc.(b)	161,811	1,760	Internet Security Systems, Inc.(b)	43,349
1,310	Global Cash Access, Inc.(b)	18,366	1,070	Itron, Inc.(b)	46,502
2,560	Hexcel Corporation(b)	40,499	6,225	Jack Henry & Associates, Inc.	111,926
3,119	Jacobs Engineering Group, Inc.(b)	198,836	2,235	Kronos, Inc.(b)	102,497
2,310	JLG Industries, Inc.	88,612	3,924	Littelfuse, Inc.(b)	96,177
780	Kansas City Southern, Inc.(b,c)	17,285	1,640	M-Systems Flash Disk
1,910	Labor Ready, Inc.(b)	44,598		Pioneers, Ltd.(b)	51,972
650	Manitowoc Company, Inc.	34,586	7,627	Macrovision Corporation(b)	143,693
1,890	Pacer International, Inc.	48,856	1,540	MICROS Systems, Inc.(b)	70,717
2,040	Resources Global Professionals(b)	58,242	3,970	Microsemi Corporation(b)	91,985

The accompanying notes to the financial statements are an integral part of this schedule.

Partner Small Cap Growth Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (80.7%)	Value	Shares	Common Stock (80.7%)	Value

Information Technology -- continued			3,680	Witness Systems, Inc.(b)	$72,128
2,000	MoneyGram International, Inc.	$48,600	3,224	Zebra Technologies Corporation(b)	138,987

2,560	MPS Group, Inc.(b)	31,872		Total Information
2,480	NETGEAR, Inc.(b)	48,484			4,307,070

3,450	Openwave Systems, Inc.(b,c)	61,652
6,660	Parametric Technology		Materials (1.2%)
	Corporation(b)	43,357	640	Cleveland-Cliffs, Inc.(c)	52,186
5,674	Photon Dynamics, Inc(b)	98,784	540	Eagle Materials, Inc.(c)	57,505
2,640	Powerwave Technologies, Inc.(b,c)	29,594	1,530	Titanium Metals Corporation(b,c)	72,216

2,630	Progress Software Corporation(b)	81,898		Total Materials	181,907

2,198	Rogers Corporation(b)	82,095
2,542	SafeNet, Inc.(b)	84,318	Telecommunications Services (1.4%)
1,050	Silicon Laboratories, Inc.(b)	33,778	6,280	Dobson Communications
1,470	SINA Corporation(b)	37,264			45,781
2,230	Sirf Technology Holdings, Inc.(b)	57,512	3,453		105,662
6,950	Sonus Networks, Inc.(b)	30,302	4,530	SBA Communications
2,840	THQ, Inc.(b,c)	65,831			66,908

1,580	Trident Microsystems, Inc.(b,c)	47,811		Total Telecommunications
3,895	UNOVA, Inc.(b)	120,745			218,351

15,620	ValueClick, Inc.(b,c)	273,349

1,940	Varian Semiconductor			Total Common Stock
	Equipment Associates, Inc.	73,371		(cost $11,998,852)	12,481,581

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (15.1%)		Rate(d)	Date	Value

2,334,945	Thrivent Financial Securities Lending Trust		3.950%	N/A	$2,334,945

	Total Collateral Held for Securities Loaned
	(cost $2,334,945)				2,334,945

			Interest	Maturity
Shares	Short-Term Investments (4.2%)		Rate(d)	Date	Value

647,938	Thrivent Money Market Fund		3.600%	N/A	$647,938

	Total Short-Term Investments (at amortized cost)				647,938

	Total Investments (cost $14,981,735)				$15,464,464

(a)	The categories of investments are shown as a percentage of total investments.

(b)	Non-income producing security.

(c)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e)	Miscellaneous footnote:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.

	Partner Small Cap Value Fund
	Schedule of Investments as of October 31, 2005(a)
Shares	Common Stock (83.3%)	Value	Shares	Common Stock (83.3%)	Value

Consumer Discretionary (10.9%)			Financials (19.7%)
54,000	Aaron Rents, Inc.(b)	$1,063,800	31,000	Allied Capital Corporation(b)	$837,620
21,500	CSS Industries, Inc.	733,795	14,800	American Capital Strategies, Ltd.(b)	555,888
40,000	Cutter & Buck, Inc.	492,800	40,000	Bedford Property Investors, Inc.(b)	898,000
51,000	Dixie Group, Inc.(c)	699,720	18,900	Boston Private Financial
24,200	Fred’s, Inc.(b)	360,580		Holdings, Inc.(b)	547,155
44,000	Hancock Fabrics, Inc.(b)	286,000	36,000	Bristol West Holdings, Inc.	694,080
71,100	Haverty Furniture		35,000	East West Bancorp, Inc.	1,340,150
	Companies, Inc.(b)	870,264	34,500	First Financial Fund, Inc.(b)	685,515
118,400	IMPCO Technologies, Inc.(b,c)	614,496	11,000	First Potomac Realty Trust	278,740
39,500	Journal Register Company	633,185	43,400	First Republic Bank	1,645,294
18,600	Matthews International		26,000	GB&T Bancshares, Inc.(b)	571,740
	Corporation	668,484	53,500	Glenborough Realty Trust, Inc.	1,023,455
20,300	Orient Express Hotels, Ltd.	572,460	13,500	Innkeepers USA Trust	210,600
32,100	RARE Hospitality		8,600	Kilroy Realty Corporation	482,890
	International, Inc.(c)	980,976	21,500	Kite Realty Group Trust	317,770
14,600	Ruby Tuesday, Inc.(b)	319,886	2,400	Markel Corporation(c)	763,200
30,400	Saga Communications, Inc.(c)	382,736	41,000	Max Re Capital, Ltd.(b)	980,310
6,000	SCP Pool Corporation	215,820	22,600	Midland Company(b)	853,602
30,500	Stanley Furniture Company, Inc.(b)	652,700	7,500	National Health Realty, Inc.	143,325
18,100	Steak n Shake Company(c)	333,402	39,000	Net Bank, Inc.	304,980
35,000	Stein Mart, Inc.	642,250	30,600	Ohio Casualty Corporation	834,768
34,000	TBC Corporation(c)	1,176,060	19,300	Piper Jaffray Companies(c)	662,955
22,000	WCI Communities, Inc.(b,c)	550,440	27,200	ProAssurance Corporation(c)	1,272,960

	Total Consumer		66,000	Strategic Hotel Capital, Inc.	1,121,340
	Discretionary	12,249,854	22,100	SVB Financial Group(c)	1,098,591

			61,000	Texas Regional Bancshares, Inc.	1,789,130
Consumer Staples (1.7%)			24,300	Trammell Crow Company(c)	621,351
81,400	Alliance One International, Inc.	202,686	22,000	Triad Guaranty, Inc.(c)	925,320
28,300	Casey’s General Stores, Inc.	610,714	24,300	Washington Real Estate
27,700	Nash Finch Company(b)	860,362		Investment Trust	725,355

20,000	Wild Oats Markets, Inc.(b,c)	222,400		Total Financials	22,186,084

	Total Consumer Staples	1,896,162

			Health Care (4.1%)
Energy (7.1%)			12,000	Arrow International, Inc.	347,280
14,000	Atwood Oceanics, Inc.(c)	985,880	58,500	Diversa Corporation(b,c)	312,975
11,799	Cimarex Energy Company(c)	463,229	42,500	Myriad Genetics, Inc.(b,c)	823,650
27,500	Encore Acquisition Company(c)	943,525	10,200	National Healthcare Corporation(b)	367,200
31,000	Forest Oil Corporation(c)	1,354,080	28,800	Odyssey Healthcare, Inc.(b,c)	497,664
22,000	Lone Star Technologies, Inc.(c)	1,006,500	45,000	Owens & Minor, Inc.	1,325,250
34,800	TETRA Technologies, Inc.(c)	973,356	12,200	Pharmion Corporation(c)	230,458
30,000	W-H Energy Services, Inc.(c)	909,000	28,000	West Pharmaceutical
32,500	Whiting Petroleum Corporation(c)	1,317,875		Services, Inc.(b)	671,440

	Total Energy	7,953,445		Total Health Care	4,575,917

The accompanying notes to the financial statements are an integral part of this schedule.

Partner Small Cap Value Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (83.3%)	Value	Shares	Common Stock (83.3%)	Value

Industrials (18.4%)			49,000	Methode Electronics, Inc.	$502,740
29,000	Accuride Corporation(c)	$368,300	92,000	MPS Group, Inc.(c)	1,145,400
11,800	Ameron International		12,600	Progress Software Corporation(c)	392,364
	Corporation(b)	504,450	59,000	RSA Security, Inc.(c)	672,600
29,400	C&D Technologies, Inc.	268,422	24,900	S1 Corporation(c)	109,311
34,000	Casella Waste Systems, Inc.(c)	432,480	61,300	SBS Technologies, Inc.(c)	598,288
32,100	Dollar Thrifty Automotive		19,000	StarTek, Inc.(b)	241,680

	Group, Inc.(c)	1,210,170		Total Information
29,000	Duratek, Inc.(c)	413,830		Technology	8,499,699

14,000	EDO Corporation	404,600
43,200	Electro Rent Corporation(c)	554,688	Materials (8.4%)
11,200	ElkCorp	354,256	37,000	Airgas, Inc.	1,045,990
20,000	Franklin Electric Company, Inc.(b)	868,200	19,000	AptarGroup, Inc.	972,610
18,800	FTI Consulting, Inc.(c)	514,556	24,800	Arch Chemicals, Inc.	651,496
24,800	G & K Services, Inc.	939,672	17,700	Carpenter Technology
40,800	Genesee & Wyoming, Inc.(c)	1,307,640		Corporation	1,067,310
17,800	Genlyte Group, Inc.(c)	907,266	15,000	Chesapeake Corporation	302,100
32,900	Hub Group, Inc.(c)	1,196,573	7,000	Deltic Timber Corporation(b)	322,000
25,000	IDEX Corporation	1,000,500	18,500	Florida Rock Industries, Inc.(b)	1,052,650
44,900	Insituform Technologies, Inc.(c)	806,404	46,800	Gibraltar Industries, Inc.	947,700
11,000	JLG Industries, Inc.	421,960	19,500	MacDermid, Inc.	546,000
25,500	Kirby Corporation(c)	1,317,585	15,000	Meridian Gold, Inc.(c)	281,700
68,500	LSI Industries, Inc.(b)	1,232,315	27,900	Metal Management, Inc.	675,459
22,700	Macquarie Infrastructure		8,400	Minerals Technologies, Inc.	449,064
	Company Trust(b)	681,000	41,000	Myers Industries, Inc.(b)	468,220
43,000	McGrath Rentcorp	1,227,650	39,000	Stillwater Mining Company(b,c)	393,900
26,000	Nordson Corporation	966,420	29,600	Wausau-Mosinee Paper Corporation 324,120

19,000	Pike Electric Corporation(c)	359,100		Total Materials	9,500,319

36,300	RemedyTemp, Inc.(c)	263,175
50,000	Vitran Corporation, Inc.(c)	865,500	Telecommunications Services (0.5%)
19,400	Waste Connections, Inc.(c)	647,378	68,400	Premiere Global Services, Inc.(c)	580,032

9,300	Woodward Governor Company	743,070		Total Telecommunications

	Total Industrials	20,777,160		Services	580,032

Information Technology (7.5%)			Utilities (5.0%)
62,000	Agile Software Corporation(c)	440,200	22,000	Black Hills Corporation(b)	914,540
21,000	Applied Films Corporation(c)	407,820	43,400	Cleco Corporation	920,080
12,000	ATMI, Inc.(b,c)	327,720	30,000	El Paso Electric Company(c)	649,500
33,600	Belden CDT, Inc.	669,648	12,100	Otter Tail Power Company	361,185
80,540	Brooks Automation, Inc.(c)	943,123	35,000	Southwest Gas Corporation	954,100
33,700	Catapult Communications		27,000	UniSource Energy Corporation	863,190
	Corporation(c)	616,373	36,000	Vectren Corporation	977,400

55,000	Entegris, Inc.(c)	536,800		Total Utilities	5,639,995

153,000	Lattice Semiconductor

	Corporation(c)	670,140		Total Common Stock
9,200	Littelfuse, Inc.(c)	225,492		(cost $83,128,853)	93,858,667

The accompanying notes to the financial statements are an integral part of this schedule.

Partner Small Cap Value Fund
Schedule of Investments as of October 31, 2005(a)
		Interest	Maturity
Shares	Collateral Held for Securities Loaned (14.3%)	Rate(d)	Date	Value

16,170,830	Thrivent Financial Securities Lending Trust	3.950%	N/A	$16,170,830

	Total Collateral Held for Securities Loaned
	(cost $16,170,830)			16,170,830

		Interest	Maturity
Shares	Short-Term Investments (2.4%)	Rate(d)	Date	Value

2,680,241	Thrivent Money Market Fund	3.600%	N/A	$2,680,241

	Total Short-Term Investments (at amortized cost)			2,680,241

	Total Investments (cost $101,979,924)			$112,709,738

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(c) Non-income producing security.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	Small Cap Stock Fund
	Schedule of Investments as of October 31, 2005(a)
Shares	Common Stock (80.9%)	Value	Shares	Common Stock (80.9%)	Value

Consumer Discretionary (10.1%)			Energy (7.0%)
49,300	AnnTaylor Stores Corporation(b)	$1,196,511	68,600	Cimarex Energy Company(b)	$2,693,236
54,900	Autoliv, Inc.	2,358,504	62,500	Comstock Resources, Inc.(b)	1,881,875
38,100	Boyd Gaming Corporation	1,571,625	73,200	Dawson Geophysical Company(b,c)	1,978,596
66,300	California Pizza Kitchen, Inc.(b,c)	2,122,263	38,400	Dril-Quip, Inc.(b,c)	1,570,560
66,400	Cheesecake Factory, Inc.(b)	2,278,848	74,300	FMC Technologies, Inc.(b)	2,708,978
35,000	Children’s Place Retail		32,300	Frontier Oil Corporation	1,191,224
	Stores, Inc.(b,c)	1,502,550	38,300	Helmerich & Payne, Inc.	2,121,820
54,300	DSW, Inc.(b,c)	1,130,526	40,500	Massey Energy Company	1,622,835
65,550	Golf Galaxy, Inc.(b,c)	1,012,748	89,800	Oil States International, Inc.(b)	2,972,380
48,300	Guitar Center, Inc.(b)	2,516,913	64,800	Patterson-UTI Energy, Inc.	2,211,624
99,700	Insight Enterprises, Inc.(b)	2,045,844	20,200	Peabody Energy Corporation	1,578,832
181,900	Interface, Inc.(b)	1,404,268	113,500	Pioneer Drilling Company(b,c)	1,944,255
44,600	International Speedway		87,500	Pride International, Inc.(b)	2,456,125
	Corporation	2,304,928	88,100	Range Resources Corporation	3,144,289
50,700	Joseph A. Bank Clothiers, Inc.(b,c)	2,069,067	102,200	Superior Energy Services, Inc.(b)	2,082,836
117,900	Lions Gate Entertainment		27,100	Tesoro Petroleum Corporation	1,657,165
	Corporation(b,c)	1,131,840	75,400	Todco	3,374,150
23,368	M.D.C. Holdings, Inc.	1,603,045	29,100	Ultra Petroleum Corporation(b,c)	1,527,459
82,000	MarineMax, Inc.(b,c)	2,025,400	52,400	World Fuel Services Corporation	1,671,560

65,700	Men’s Wearhouse, Inc.(b)	1,622,790		Total Energy	40,389,799

62,200	New York & Company, Inc.(b,c)	839,700
57,300	Nordstrom, Inc.	1,985,445	Financials (16.2%)
182,200	Quiksilver, Inc.(b)	2,100,766	53,350	Affiliated Managers Group, Inc.(b,c)	4,094,612
41,800	R.H. Donnelley Corporation(b,c)	2,580,314	27,800	Alexandria Real Estate
33,000	Red Robin Gourmet			Equities, Inc.	2,247,630
	Burgers, Inc.(b,c)	1,591,590	75,800	American Capital Strategies, Ltd.(c)	2,847,048
38,400	Regis Corporation(c)	1,473,024	100,000	Argonaut Group, Inc.(b,c)	2,916,000
83,925	SCP Pool Corporation	3,018,782	66,700	Asset Acceptance
113,550	Shuffle Master, Inc.(b,c)	2,879,628		Capital Corporation(b,c)	1,766,883
52,200	Steiner Leisure, Ltd.(b)	1,779,498	87,300	BioMed Realty Trust, Inc.	2,183,373
104,800	Texas Roadhouse, Inc.(b,c)	1,649,552	50,111	BOK Financial Corporation	2,205,886
33,600	Tractor Supply Company(b)	1,629,600	235,600	Cardinal Financial Corporation(c)	2,381,916
118,600	Warnaco Group, Inc.(b,c)	2,689,848	95,800	Center Financial Corporation(c)	2,427,572
59,700	WCI Communities, Inc.(b,c)	1,493,694	117,400	Colonial BancGroup, Inc.	2,858,690
114,700	Wolverine World Wide, Inc.	2,402,965	52,400	EastGroup Properties, Inc.(c)	2,289,880

	Total Consumer		152,600	Equity Inns, Inc.	1,989,904
	Discretionary	58,012,076	131,800	FelCor Lodging Trust, Inc.(b,c)	1,966,456

			50,100	First Community Bancorp, Inc.	2,521,032
Consumer Staples (1.6%)			65,900	First Indiana Corporation(c)	2,303,864
129,500	Casey’s General Stores, Inc.	2,794,610	54,500	Greenhill & Company, Inc.(c)	2,613,275
64,400	Central Garden & Pet Company(b)	2,760,828	167,750	HCC Insurance Holdings, Inc.	5,032,501
59,400	Dean Foods Company(b)	2,147,310	132,400	HRPT Properties Trust	1,444,484
63,900	Reddy Ice Holdings, Inc.	1,391,742	29,900	iShares Russell 2000 Index Fund(c)	1,910,909

	Total Consumer Staples	9,094,490	29,300	iShares Russell Microcap

				Index Fund	1,432,770

The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Stock Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (80.9%)	Value	Shares	Common Stock (80.9%)	Value

Financials -- continued			39,900	Integra LifeSciences Holdings
34,300	iShares S&P SmallCap 600			Corporation(b,c)	$1,376,550
	Index Fund(c)	$1,909,824	22,700	InterMune, Inc.(b,c)	308,720
71,000	LaSalle Hotel Properties	2,512,690	34,100	Intuitive Surgical, Inc.(b)	3,025,693
46,100	MB Financial, Inc.(c)	1,718,147	37,200	Kyphon, Inc.(b,c)	1,491,348
55,961	Mercantile Bank Corporation	2,134,912	45,900	LCA-Vision, Inc.	1,928,259
110,800	Nexity Financial Corporation(b)	1,422,672	28,200	Mentor Corporation(c)	1,269,000
159,000	Ohio Casualty Corporation	4,337,520	44,500	MGI Pharma, Inc.(b)	834,820
27,300	Philadelphia Consolidated		114,700	NeoPharm, Inc.(b,c)	1,102,267
	Holding Corporation(b)	2,627,898	25,600	Neurocrine Biosciences, Inc.(b,c)	1,352,192
30,400	Pinnacle Financial Partners, Inc.(b,c)	687,952	213,300	NovaMed, Inc.(b)	1,493,313
55,400	Piper Jaffray Companies(b,c)	1,902,990	140,800	OraSure Technologies, Inc.(b,c)	1,550,208
95,600	Platinum Underwriters		63,600	Protein Design Labs, Inc.(b)	1,782,072
	Holdings, Ltd.	2,723,644	47,700	Psychiatric Solutions, Inc.(b,c)	2,609,190
103,000	PowerShares Zacks Micro		81,000	ResMed, Inc.(b,c)	3,088,530
	Cap Portfolio(b)	1,488,350	365,500	Savient Pharmaceuticals, Inc.(b,c)	1,370,625
58,800	RLI Corporation	3,160,500	46,300	Sierra Health Services, Inc.(b)	3,472,500
36,100	SL Green Realty Corporation	2,455,883	84,200	Sybron Dental Specialties, Inc.(b)	3,612,180
40,400	Sovran Self Storage, Inc.	1,879,812	70,500	Symbion, Inc.(b)	1,595,415
116,700	Strategic Hotel Capital, Inc.	1,982,733	55,100	Tanox, Inc.(b,c)	769,196
48,000	Taylor Capital Group, Inc.(c)	1,974,720	93,200	United Surgical Partners
62,600	Virginia Commerce			International, Inc.(b,c)	3,341,220
	Bancorp, Inc.(b,c)	1,721,500	62,000	Vertex Pharmaceuticals, Inc.(b,c)	1,410,500
80,777	Washington Federal, Inc.	1,857,063	20,050	Wellcare Health Plans, Inc.(b,c)	631,575

46,700	Westamerica Bancorporation	2,489,577		Total Health Care	64,354,277

44,500	Wintrust Financial Corporation(c)	2,388,760

	Total Financials	92,811,832		Industrials (14.8%)

			89,000	Adesa, Inc.	1,904,600
Health Care (11.2%)			42,200	ARGON ST, Inc.(b,c)	1,118,300
47,300	Amedisys, Inc.(b,c)	1,807,333	110,300	Baldor Electric Company	2,680,290
51,700	ArthroCare Corporation(b,c)	1,898,941	116,700	Beacon Roofing Supply, Inc.(b,c)	3,181,242
35,700	Centene Corporation(b,c)	719,355	53,500	Consolidated Graphics, Inc.(b)	2,085,965
64,300	Community Health		45,700	DRS Technologies, Inc.	2,251,182
	Systems, Inc.(b)	2,386,173	48,500	Gardner Denver, Inc.(b)	2,357,100
38,700	Covance, Inc.(b)	1,882,755	93,900	Genesee & Wyoming, Inc.(b,c)	3,009,495
66,000	Dade Behring Holdings, Inc.	2,376,660	62,500	Genlyte Group, Inc.(b)	3,185,625
115,400	Dexcom, Inc.(b,c)	1,501,354	28,737	Graco, Inc.	984,817
41,900	Digene Corporation(b,c)	1,265,380	49,500	Hub Group, Inc.(b)	1,800,315
83,800	Endo Pharmaceutical		61,800	Huron Consulting Group, Inc.(b,c)	1,640,790
	Holdings, Inc.(b)	2,255,896	72,650	IDEX Corporation	2,907,453
144,100	Exelixis, Inc.(b,c)	1,113,893	128,900	Interline Brands, Inc.(b,c)	2,517,417
63,400	Haemonetics Corporation(b)	3,071,730	54,400	Jacobs Engineering Group, Inc.(b)	3,468,000
116,200	HealthTronics, Inc.(b)	1,056,258	96,700	JB Hunt Transport Services, Inc.	1,876,947
43,800	Henry Schein, Inc.(b)	1,736,232	32,900	Joy Global, Inc.	1,509,123
94,100	Horizon Health Corporation(b)	1,866,944	93,600	Labor Ready, Inc.(b,c)	2,185,560
			82,800	Landstar System, Inc.	3,189,456

The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Stock Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (80.9%)	Value	Shares	Common Stock (80.9%)	Value

Industrials -- continued			139,300	Integrated Device
60,600	Manitowoc Company, Inc.	$3,224,526		Technology, Inc.(b)	$1,376,284
57,200	McGrath Rentcorp(c)	1,633,060	62,500	Inter-Tel, Inc.(c)	1,156,875
103,400	Mercury Computer		22,700	International Rectifier
	Systems, Inc.(b,c)	1,963,566		Corporation(b)	671,693
79,200	MSC Industrial Direct		200,400	iVillage, Inc.(b,c)	1,472,940
	Company, Inc.	3,023,856	40,650	Kronos, Inc.(b)	1,864,209
89,900	Oshkosh Truck Corporation	3,916,044	62,900	Manhattan Associates, Inc.(b)	1,397,009
94,800	Pacer International, Inc.	2,450,580	69,800	Micrel, Inc.(b)	698,000
27,900	Pall Corporation	729,864	233,800	Micromuse, Inc.(b)	1,676,346
41,900	Precision Castparts Corporation	1,984,384	43,200	Microsemi Corporation(b)	1,000,944
87,200	Roper Industries, Inc.	3,287,440	227,600	MPS Group, Inc.(b)	2,833,620
116,500	SkyWest, Inc.	3,414,615	404,400	NMS Communications
174,450	Standard Parking Corporation(b,c)	3,359,907		Corporation(b,c)	1,415,400
77,000	Stewart & Stevenson Services, Inc.	1,837,220	226,600	Parametric Technology
47,200	Terex Corporation(b)	2,594,584		Corporation(b)	1,475,166
97,800	URS Corporation(b)	3,954,054	162,200	Phoenix Technologies, Ltd.(b,c)	963,468
53,150	Waste Connections, Inc.(b)	1,773,616	76,100	Photronics, Inc.(b,c)	1,369,800
68,900	Watson Wyatt &		152,100	Plexus Corporation(b)	2,687,607
	Company Holdings	1,825,850	150,300	Powerwave Technologies, Inc.(b,c)	1,684,863

	Total Industrials	84,826,843	51,100	Progress Software Corporation(b,c)	1,591,254

			52,200	QLogic Corporation(b)	1,574,352
Information Technology (13.4%)			36,300	ScanSource, Inc.(b,c)	2,056,032
34,800	ADTRAN, Inc.	1,052,700	122,100	Stellent, Inc.(b,c)	1,119,657
50,700	Anteon International		48,500	Tech Data Corporation(b)	1,680,040
	Corporation(b)	2,291,640	149,500	TIBCO Software, Inc.(b)	1,134,705
130,800	Axcelis Technologies, Inc.(b)	568,980	144,300	TNS, Inc.(b)	2,536,794
80,700	Benchmark Electronics, Inc.(b)	2,266,863	71,200	Tollgrade Communications, Inc.(b)	690,640
26,500	Cabot Microelectronics		79,100	Trimble Navigation, Ltd.(b)	2,283,617
	Corporation(b,c)	779,100	36,600	Varian Semiconductor
33,000	CACI International, Inc.(b)	1,799,820		Equipment Associates, Inc.	1,384,212
273,000	Carrier Access Corporation(b,c)	1,176,630	55,400	ViaSat, Inc.(b,c)	1,373,366
37,300	Citrix Systems, Inc.(b)	1,028,361	254,900	Vitria Technology, Inc.(b,c)	751,955
126,200	CNET Networks, Inc.(b,c)	1,715,058	190,700	webMethods, Inc.(b)	1,327,272
38,300	Cymer, Inc.(b)	1,334,755	149,700	Wind River Systems, Inc.(b,c)	1,961,070
88,600	Cypress Semiconductor		32,100	Zebra Technologies Corporation(b)	1,383,831

	Corporation(b,c)	1,204,960		Total Information
172,900	Digitas, Inc.(b)	1,867,320		Technology	76,754,298

27,100	Diodes, Inc.(b,c)	982,646
38,600	Fairchild Semiconductor		Materials (3.5%)
	International, Inc.(b)	594,440	87,900	Airgas, Inc.	2,484,933
26,600	FileNet Corporation(b)	748,790	44,100	Albemarle Corporation(c)	1,547,469
105,000	FLIR Systems, Inc.(b)	2,200,800	96,100	Crown Holdings, Inc.(b)	1,558,742
75,200	Global Payments, Inc.	3,222,320	57,350	Florida Rock Industries, Inc.	3,263,215
39,400	Hyperion Solutions Corporation(b)	1,905,384	40,800	FMC Corporation(b)	2,221,152
102,500	Informatica Corporation(b)	1,219,750	52,100	Lubrizol Corporation	2,166,839
121,600	Ingram Micro, Inc.(b)	2,200,960	32,700	NOVA Chemicals Corporation(c)	1,170,987

The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Stock Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (80.9%)	Value	Shares	Common Stock (80.9%)	Value

Materials -- continued			Utilities (2.4%)
115,500	RPM International, Inc.(c)	$2,150,610	55,700	AGL Resources, Inc.	$1,960,083
52,100	Silgan Holdings, Inc.	1,676,057	55,700	Alliant Energy Corporation	1,473,265
50,300	Steel Dynamics, Inc.(c)	1,557,791	51,046	Aqua America, Inc.(c)	1,729,438

	Total Materials	19,797,795	101,000	Energen Corporation	3,797,600

			37,600	OGE Energy Corporation	968,576
Telecommunications Services (0.7%)			82,400	Piedmont Natural Gas
52,300	FairPoint Communications, Inc.(c)	714,941			1,949,584
96,050	Iowa Telecommunications		37,600	PNM Resources, Inc.	953,160
	Services, Inc.	1,584,825	46,600	Westar Energy, Inc.	1,029,860

125,950	Valor Communications				13,861,566

	Group, Inc.(c)	1,603,344

	Total Telecommunications			Total Common Stock
	Services	3,903,110		(cost $381,572,907)	463,806,086

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (15.4%)		Rate(d)	Date	Value

88,413,094	Thrivent Financial Securities Lending Trust		3.950%	N/A	$88,413,094

	Total Collateral Held for Securities Loaned
	(cost $88,413,094)				88,413,094

			Interest	Maturity
Shares	Short-Term Investments (3.7%)		Rate(d)	Date	Value

21,200,500	Thrivent Money Market Fund		3.600%	N/A	$21,200,500

	Total Short-Term Investments (at amortized cost)				21,200,500

	Total Investments (cost $491,186,501)				$573,419,680

(a)	The categories of investments are shown as a percentage of total investments.

(b)	Non-income producing security.

(c)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	Small Cap Index Fund
	Schedule of Investments as of October 31, 2005(a)
Shares	Common Stock (77.5%)	Value	Shares	Common Stock (77.5%)	Value

Consumer Discretionary (11.9%)			4,075	Hot Topic, Inc.(b,c)	$60,677
1,300	4Kids Entertainment, Inc.(b,c)	$22,178	1,700	IHOP Corporation(c)	80,274
3,875	Aaron Rents, Inc.	76,338	4,250	Insight Enterprises, Inc.(b)	87,210
1,600	Action Performance		4,200	Interface, Inc.(b)	32,424
	Companies, Inc.(c)	19,616	1,800	J. Jill Group, Inc.(b)	22,860
2,850	ADVO, Inc.	70,395	3,000	Jack in the Box, Inc.(b)	89,100
2,800	Arbitron, Inc.	104,748	2,400	JAKKS Pacific, Inc.(b,c)	44,112
1,300	Arctic Cat, Inc.	24,349	2,110	Jo-Ann Stores, Inc.(b)	30,827
1,400	Ashworth, Inc.(b,c)	9,842	1,000	Joseph A. Bank Clothiers, Inc.(b,c)	40,810
1,700	Audiovox Corporation(b)	24,157	2,300	K-Swiss, Inc.	70,035
3,100	Aztar Corporation(b)	93,217	4,100	K2, Inc.(b,c)	41,123
3,200	Bally Total Fitness		2,500	Kellwood Company(c)	54,775
	Holding Corporation(b,c)	18,336	4,600	La-Z-Boy, Inc.(c)	54,464
1,100	Bassett Furniture Industries, Inc.	20,592	1,500	Landry’s Restaurants, Inc.(c)	41,250
1,600	Brown Shoe Company, Inc.	51,952	1,200	Libbey, Inc.	13,500
1,200	Building Materials		4,000	Linens ‘n Things, Inc.(b,c)	100,560
	Holding Corporation(c)	102,012	1,600	Lone Star Steakhouse & Saloon, Inc.	41,296
1,400	Burlington Coat Factory		2,901	M.D.C. Holdings, Inc.	199,009
	Warehouse Corporation	53,984	1,100	M/I Homes, Inc.(c)	49,390
2,650	Cato Corporation	52,947	1,900	Marcus Corporation(c)	41,724
3,050	CEC Entertainment, Inc.(b)	103,120	1,500	Meade Instruments Corporation(b,c)	3,960
6,200	Champion Enterprises, Inc.(b,c)	86,056	4,900	Men’s Wearhouse, Inc.(b)	121,030
1,800	Children’s Place Retail		2,000	Meritage Homes Corporation	124,540
	Stores, Inc.(b,c)	77,274	1,100	Midas, Inc.(b,c)	21,516
3,200	Christopher & Banks Corporation(c)	42,784	2,200	Monaco Coach Corporation(c)	26,994
1,400	Coachmen Industries, Inc.	16,674	2,200	Movie Gallery, Inc.(c)	15,312
1,900	Cost Plus, Inc.(b)	29,184	2,400	Multimedia Games, Inc.(b,c)	23,808
600	CPI Corporation	10,800	500	National Presto Industries, Inc.	21,915
1,300	Department 56, Inc.(b,c)	14,170	2,900	Nautilus Group, Inc.(c)	52,577
2,000	Dress Barn, Inc.(b,c)	53,140	420	NVR, Inc.(b)	287,910
1,300	Drew Industries, Inc.(b)	37,505	2,100	O’Charley’s, Inc.(b)	28,791
3,100	Ethan Allen Interiors, Inc.(c)	104,842	1,200	Oxford Industries, Inc.(c)	59,100
2,270	Fedders Corporation(c)	5,221	2,300	P.F. Chang’s China Bistro, Inc.(b,c)	105,202
3,900	Finish Line, Inc.	60,996	2,800	Panera Bread Company(b)	165,732
4,700	Fleetwood Enterprises, Inc.(b,c)	51,935	1,000	Papa John’s International, Inc.(b,c)	51,930
4,300	Fossil, Inc.(b,c)	67,338	4,600	Pep Boys - Manny, Moe & Jack(c)	63,480
3,500	Fred’s, Inc.(c)	52,150	3,200	Phillips-Van Heusen Corporation	91,040
2,000	Genesco, Inc.(b,c)	73,600	3,600	Pinnacle Entertainment, Inc.(b,c)	68,220
1,900	Goody’s Family Clothing, Inc.(c)	18,050	3,800	Polaris Industries, Inc.(c)	171,342
1,800	Group 1 Automotive, Inc.(b)	49,752	900	Pre-Paid Legal Services, Inc.(c)	38,520
2,300	Guitar Center, Inc.(b)	119,853	10,400	Quiksilver, Inc.(b)	119,912
2,800	Gymboree Corporation(b)	49,560	3,000	RARE Hospitality
600	Haggar Corporation	17,100		International, Inc.(b)	91,680
1,700	Hancock Fabrics, Inc.(c)	11,050	1,300	Red Robin Gourmet
2,100	Haverty Furniture			Burgers, Inc.(b,c)	62,699
	Companies, Inc.(c)	25,704	1,100	Russ Berrie and Company, Inc.(c)	14,839
3,150	Hibbett Sporting Goods, Inc.(b)	82,624	2,900	Russell Corporation	39,237

The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Index Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (77.5%)	Value	Shares	Common Stock (77.5%)	Value

Consumer Discretionary -- continued			4,900	NBTY, Inc.(b,c)	$98,049
3,600	Ryan’s Restaurant Group, Inc.(b)	$38,376	1,200	Peet’s Coffee & Tea, Inc.(b,c)	39,924
4,675	SCP Pool Corporation	168,160	3,200	Performance Food
3,100	Select Comfort Corporation(b,c)	67,890		Group Company(b,c)	88,288
2,700	ShopKo Stores, Inc.(b,c)	77,409	2,600	Ralcorp Holdings, Inc.(b)	101,140
2,975	Shuffle Master, Inc.(b,c)	75,446	1,200	Sanderson Farms, Inc.	41,412
600	Skyline Corporation(c)	23,850	3,200	Spectrum Brands, Inc.(b)	66,240
2,600	Sonic Automotive, Inc.	57,486	2,700	TreeHouse Foods, Inc.(b)	69,768
5,250	Sonic Corporation(b)	151,935	3,600	United Natural Foods, Inc.(b)	101,196
2,400	Stage Stores, Inc.	66,528	900	USANA Health Sciences, Inc.(b,c)	39,618
1,200	Standard Motor Products, Inc.(c)	10,032	1,500	WD-40 Company(c)	41,295

5,800	Standard Pacific Corporation	223,764		Total Consumer Staples	1,562,962

2,400	Steak n Shake Company(b)	44,208
2,300	Stein Mart, Inc.	42,205	Energy (7.0%)
3,200	Stride Rite Corporation	41,664	1,100	Atwood Oceanics, Inc.(b)	77,462
2,000	Sturm, Ruger & Company, Inc.(c)	14,660	4,300	Cabot Oil & Gas Corporation	196,897
2,000	Superior Industries		3,400	Cal Dive International, Inc.(b,c)	209,236
	International, Inc.(c)	40,700	1,800	Carbo Ceramics, Inc.	106,488
2,000	TBC Corporation(b)	69,180	7,200	Cimarex Energy Company(b)	282,672
1,000	Thomas Nelson, Inc.	21,410	700	Dril-Quip, Inc.(b)	28,630
2,900	Too, Inc.(b)	82,389	5,000	Frontier Oil Corporation	184,400
2,900	Tractor Supply Company(b)	140,650	1,800	Hydril Company(b)	119,412
4,700	Triarc Companies, Inc.(c)	69,889	6,100	Input/Output, Inc.(b,c)	46,848
900	Vertrue, Inc.(b,c)	33,885	2,600	Lone Star Technologies, Inc.(b)	118,950
2,900	Winnebago Industries, Inc.(c)	85,028	6,600	Massey Energy Company(c)	264,462
2,000	WMS Industries, Inc.(b,c)	50,260	3,800	Maverick Tube Corporation(b,c)	117,648
5,150	Wolverine World Wide, Inc.	107,892	2,300	Oceaneering International, Inc.(b)	110,676
4,500	Zale Corporation(b)	126,135	2,100	Offshore Logistics, Inc.(b)	71,400

	Total Consumer		1,600	Penn Virginia Corporation	86,976
	Discretionary	7,002,882	1,400	Petroleum Development

				Corporation(b,c)	47,012
Consumer Staples (2.7%)			2,000	Remington Oil and
7,800	Alliance One International, Inc.(c)	19,422		Gas Corporation(b)	70,000
1,600	American Italian Pasta Company	10,320	1,800	SEACOR Holdings, Inc.(b,c)	128,934
4,400	Casey’s General Stores, Inc.	94,952	7,100	Southwestern Energy Company(b)	515,034
6,400	Corn Products International, Inc.	152,384	2,200	Spinnaker Exploration Company(b)	135,476
3,100	Delta & Pine Land Company	77,345	5,100	St. Mary Land & Exploration
4,475	Flowers Foods, Inc.	131,118		Company(c)	173,451
1,500	Great Atlantic & Pacific Tea		2,300	Stone Energy Corporation(b)	105,570
	Company, Inc.(b,c)	42,135	2,500	Swift Energy Company(b)	109,150
2,700	Hain Celestial Group, Inc.(b)	52,164	3,000	TETRA Technologies, Inc.(b)	83,910
1,100	Hansen Natural Corporation(b,c)	55,572	4,000	Unit Corporation(b)	209,600
700	J & J Snack Foods Corporation	39,487	3,000	Veritas DGC, Inc.(b,c)	96,630
2,600	Lance, Inc.	45,578	4,800	Vintage Petroleum, Inc.	249,072
2,400	Longs Drug Stores Corporation	100,104	2,400	W-H Energy Services, Inc.(b)	72,720
1,100	Nash Finch Company(c)	34,166	2,300	World Fuel Services Corporation	73,370

1,100	Nature’s Sunshine Products, Inc.	21,285		Total Energy	4,092,086

The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Index Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (77.5%)	Value	Shares	Common Stock (77.5%)	Value

Financials (11.9%)			2,400	MAF Bancorp, Inc.	$99,696
2,800	Acadia Realty Trust	$53,200	1,700	Nara Bancorp, Inc.	30,651
6,200	Amegy Bancorp, Inc.(c)	143,406	4,950	New Century Financial Corporation	152,806
1,700	Anchor BanCorp Wisconsin, Inc.(c)	53,822	1,400	Parkway Properties, Inc.	65,814
3,900	BankAtlantic Bancorp, Inc.	54,171	1,600	Philadelphia Consolidated
2,300	BankUnited Financial Corporation	54,556		Holding Corporation(b)	154,016
2,700	Boston Private Financial		1,800	Piper Jaffray Companies(b)	61,830
	Holdings, Inc.(c)	78,165	1,900	Presidential Life Corporation	35,948
5,400	Brookline Bancorp, Inc.(c)	75,870	1,600	PrivateBancorp, Inc.(c)	54,352
3,700	Capital Automotive REIT	142,894	2,600	ProAssurance Corporation(b)	121,680
2,600	Cash America International, Inc.(c)	56,836	1,700	Prosperity Bancshares, Inc.(c)	51,833
2,700	Central Pacific Financial		3,055	Provident Bankshares Corporation	106,497
	Corporation	97,470	6,114	Republic Bancorp, Inc.	83,456
4,175	Chittenden Corporation(c)	120,115	1,900	Rewards Network, Inc.(b,c)	10,241
3,800	Colonial Properties Trust	166,098	1,900	RLI Corporation	102,125
3,400	Commercial Federal Corporation	116,280	900	SCPIE Holdings, Inc.(b,c)	13,590
4,800	Commercial Net Lease Realty, Inc.	93,024	2,400	Selective Insurance Group, Inc.	131,784
2,700	Community Bank System, Inc.(c)	64,125	4,200	Shurgard Storage Centers, Inc.	237,006
2,400	Delphi Financial Group, Inc.	112,416	6,600	South Financial Group, Inc.	181,962
2,450	Dime Community Bancshares	35,280	1,600	Sovran Self Storage, Inc.	74,448
1,800	Downey Financial Corporation	109,710	4,050	Sterling Bancshares, Inc.	59,900
5,000	East West Bancorp, Inc.	191,450	3,120	Sterling Financial Corporation	78,125
2,000	EastGroup Properties, Inc.	87,400	1,500	Stewart Information
2,400	Entertainment Properties Trust	96,240		Services Corporation	76,395
2,000	Essex Property Trust, Inc.	179,760	4,100	Susquehanna Bancshares, Inc.(c)	94,669
1,600	Financial Federal Corporation(c)	61,088	1,493	SWS Group, Inc.	26,441
7,000	First BanCorp	79,940	6,633	TrustCo Bank Corporation NY(c)	85,566
4,100	First Midwest Bancorp, Inc.	155,882	8,100	UCBH Holdings, Inc.(c)	140,940
2,000	First Republic Bank	75,820	2,600	UICI(c)	93,912
1,400	FirstFed Financial Corporation(b,c)	74,886	3,900	Umpqua Holdings Corporation(c)	103,740
3,100	Flagstar Bancorp, Inc.(c)	41,602	3,200	United Bankshares, Inc.(c)	116,800
2,000	Franklin Bank Corporation(b,c)	34,500	1,400	United Fire & Casual Company(c)	63,028
5,600	Fremont General Corporation(c)	121,464	5,675	Whitney Holding Corporation	153,225
3,300	Glenborough Realty Trust, Inc.(c)	63,129	2,000	Wintrust Financial Corporation	107,360
3,500	Gold Banc Corporation, Inc.(c)	51,870	1,694	World Acceptance Corporation(b)	47,669
3,200	Hilb, Rogal and Hobbs Company(c)	119,840	3,000	Zenith National Insurance
3,850	Hudson United Bancorp(c)	159,660		Corporation	135,060

1,900	Infinity Property &			Total Financials	6,948,252

	Casualty Corporation	70,718
3,700	Investment Technology		Health Care (9.9%)
	Group, Inc.(b)	120,287	1,800	Advanced Neuromodulation
1,700	Irwin Financial Corporation(c)	35,479		Systems, Inc.(b)	109,782
2,600	Kilroy Realty Corporation	145,990	3,600	Alpharma, Inc.	89,604
1,600	LandAmerica Financial		1,300	Amedisys, Inc.(b,c)	49,673
	Group, Inc.(c)	101,056	2,900	American Healthways, Inc.(b)	117,624
4,600	Lexington Corporate		6,200	American Medical Systems
	Properties Trust(c)	100,188		Holdings, Inc.(b)	101,370

The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Index Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (77.5%)	Value	Shares	Common Stock (77.5%)	Value

Health Care -- continued			3,200	NDCHealth Corporation	$60,288
4,400	AMERIGROUP Corporation(b)	$73,568	2,100	Noven Pharmaceuticals, Inc.(b)	29,589
2,700	AmSurg Corporation(b)	64,125	3,050	Odyssey Healthcare, Inc.(b,c)	52,704
1,200	Analogic Corporation	56,160	1,700	Osteotech, Inc.(b,c)	5,780
3,100	ArQule, Inc.(b)	22,134	3,500	Owens & Minor, Inc.	103,075
2,100	ArthroCare Corporation(b,c)	77,133	2,300	PAREXEL International
2,000	BioLase Technology, Inc.(c)	13,360		Corporation(b)	50,324
1,500	Biosite, Inc.(b,c)	82,845	2,000	Pediatrix Medical Group, Inc.(b)	154,120
1,300	Bradley Pharmaceuticals, Inc.(b,c)	15,652	4,400	Pharmaceutical Product
2,300	Cambrex Corporation	43,884		Development, Inc.	252,868
3,700	Centene Corporation(b)	74,555	2,100	PolyMedica Corporation	69,321
2,700	Cerner Corporation(b,c)	228,015	1,600	Possis Medical, Inc.(b,c)	18,976
2,200	Chemed Corporation	105,776	3,900	Regeneron Pharmaceuticals, Inc.(b,c)	48,789
1,200	CNS, Inc.(c)	31,284	1,500	RehabCare Group, Inc.(b)	31,935
2,600	CONMED Corporation(b)	62,348	6,200	ResMed, Inc.(b,c)	236,406
3,000	Connetics Corporation(b,c)	39,120	6,400	Respironics, Inc.(b)	229,568
3,900	Cooper Companies, Inc.	268,476	5,400	Savient Pharmaceuticals, Inc.(b,c)	20,250
1,900	Cross Country Healthcare, Inc.(b)	34,523	1,500	SFBC International, Inc.(b,c)	63,960
2,050	CryoLife, Inc.(b,c)	13,366	2,200	Sierra Health Services, Inc.(b)	165,000
1,900	Cyberonics, Inc.(b)	57,038	3,000	Sunrise Senior Living, Inc.(b,c)	97,020
1,100	Datascope Corporation	34,947	1,300	SurModics, Inc.(b,c)	51,376
3,800	Dendrite International, Inc.(b)	66,690	3,600	Sybron Dental Specialties, Inc.(b)	154,440
2,000	Diagnostic Products Corporation	84,200	3,000	Theragenics Corporation(b)	9,030
1,800	Dionex Corporation(b)	87,174	3,900	United Surgical Partners
1,800	DJ Orthopedics, Inc.(b)	52,344		International, Inc.(b)	139,815
2,422	Enzo Biochem, Inc.(b,c)	33,036	2,800	Viasys Healthcare, Inc.(b)	66,892
2,000	Gentiva Health Services, Inc.(b)	29,380	700	Vital Signs, Inc.	32,886

1,800	Greatbatch Technologies, Inc.(b)	46,908		Total Health Care	5,786,113

2,300	Haemonetics Corporation(b)	111,435
1,900	Hologic, Inc.(b)	105,374	Industrials (14.3%)
5,700	Hooper Holmes, Inc.	16,473	1,800	A.O. Smith Corporation(c)	58,284
1,200	ICU Medical, Inc.(b,c)	41,892	1,600	A.S.V., Inc.(b,c)	37,344
2,800	IDEXX Laboratories, Inc.(b)	196,364	2,900	AAR Corporation(b)	46,197
3,975	Immucor, Inc.(b)	103,032	3,500	ABM Industries, Inc.	69,230
1,600	Integra LifeSciences		3,900	Acuity Brands, Inc.	108,459
	Holdings Corporation(b,c)	55,200	1,900	Administaff, Inc.	80,408
2,284	Intermagnetics General		2,800	Albany International Corporation	108,164
	Corporation(b)	65,437	1,000	Angelica Corporation	14,190
2,800	Invacare Corporation	94,612	2,600	Apogee Enterprises, Inc.	42,588
800	Kensey Nash Corporation(b,c)	18,344	2,250	Applied Industrial
1,800	Laserscope(b,c)	48,618		Technologies, Inc.	74,138
1,800	LCA-Vision, Inc.(c)	75,618	1,100	Applied Signal Technology, Inc.(c)	18,876
4,800	Medicis Pharmaceutical		2,200	Arkansas Best Corporation	85,272
	Corporation	141,600	2,500	Armor Holdings, Inc.(b)	111,775
3,300	Mentor Corporation(c)	148,500	3,600	Artesyn Technologies, Inc.(b,c)	31,644
2,300	Merit Medical Systems, Inc.(b)	27,416	1,500	Astec Industries, Inc.(b)	42,540
6,700	MGI Pharma, Inc.(b,c)	125,692	2,700	Baldor Electric Company	65,610

The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Index Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (77.5%)	Value	Shares	Common Stock (77.5%)	Value

Industrials -- continued			5,000	Lennox International, Inc.	$139,450
1,600	Barnes Group, Inc.(c)	$56,000	1,100	Lindsay Manufacturing Company	22,605
2,900	Bowne & Company, Inc.(c)	41,238	1,600	Lydall, Inc.(b)	14,336
4,300	Brady Corporation	123,711	2,700	MagneTek, Inc.(b)	8,559
4,600	Briggs & Stratton Corporation	147,108	2,600	Manitowoc Company, Inc.	138,346
2,300	C&D Technologies, Inc.	20,999	1,800	Mercury Computer Systems, Inc.(b)	34,182
1,200	CDI Corporation	33,084	2,600	Mesa Air Group, Inc.(b,c)	29,328
1,600	Central Parking Corporation(c)	23,968	1,300	Mobile Mini, Inc.(b,c)	60,684
2,150	Ceradyne, Inc.(b,c)	84,280	2,925	Moog, Inc.(b)	86,726
4,000	CLARCOR, Inc.	110,000	3,200	Mueller Industries, Inc.	88,128
2,200	Coinstar, Inc.(b,c)	55,836	1,800	NCI Building Systems, Inc.(b,c)	74,034
1,000	Consolidated Graphics, Inc.(b)	38,990	2,800	NCO Group, Inc.(b)	50,316
1,600	Cubic Corporation(c)	26,256	1,600	Old Dominion Freight Line(b)	56,624
1,900	Curtiss-Wright Corporation	108,965	2,300	On Assignment, Inc.(b)	19,573
2,500	DRS Technologies, Inc.	123,150	6,300	Oshkosh Truck Corporation	274,428
1,500	EDO Corporation	43,350	3,800	PRG-Schultz International, Inc.(b,c)	3,344
2,800	EGL, Inc.(b)	78,484	2,500	Regal-Beloit Corporation(c)	79,575
1,600	ElkCorp	50,608	1,200	Robbins & Myers, Inc.(c)	25,908
1,400	EMCOR Group, Inc.(b)	85,400	7,600	Roper Industries, Inc.	286,519
3,687	Engineered Support Systems, Inc.	149,139	2,100	School Specialty, Inc.(b)	71,190
1,900	EnPro Industries, Inc.(b)	53,010	7,000	Shaw Group, Inc.(b)	187,600
2,300	Esterline Technologies		3,200	Simpson Manufacturing
	Corporation(b)	86,595		Company, Inc.(c)	126,272
2,700	Forward Air Corporation	95,715	5,100	SkyWest, Inc.	149,481
3,200	Frontier Airlines, Inc.(b,c)	30,240	1,300	SOURCECORP, Inc.(b)	29,575
1,800	G & K Services, Inc.	68,202	5,500	Spherion Corporation(b)	48,950
2,200	Gardner Denver, Inc.(b)	106,920	1,100	Standard Register Company	16,720
4,800	GenCorp, Inc.(b,c)	88,032	1,000	Standex International Corporation	27,020
2,220	Griffon Corporation(b,c)	48,840	2,600	Stewart & Stevenson
2,450	Healthcare Services Group, Inc(c)	45,668		Services, Inc.(c)	62,036
4,001	Heartland Express, Inc.	79,020	2,900	Teledyne Technologies, Inc.(b)	102,254
1,700	Heidrick & Struggles		5,000	Tetra Tech, Inc.(b)	77,200
	International, Inc.(b)	54,876	3,800	Toro Company	138,738
1,800	Hub Group, Inc.(b)	65,466	2,500	Tredegar Corporation	31,475
5,900	Hughes Supply, Inc.	197,355	1,500	Triumph Group, Inc.(b)	52,260
4,550	IDEX Corporation	182,091	3,000	United Stationers, Inc.(b)	136,110
2,300	Insituform Technologies, Inc.(b)	41,308	1,400	Universal Forest Products, Inc.	77,476
4,500	JLG Industries, Inc.	172,620	3,700	URS Corporation(b)	149,591
2,500	John H. Harland Company	103,975	1,500	Valmont Industries, Inc.	48,855
2,000	Kaman Corporation	46,860	2,000	Viad Corporation	57,620
7,300	Kansas City Southern, Inc.(b,c)	161,768	1,600	Vicor Corporation(c)	26,960
2,400	Kaydon Corporation(c)	70,920	800	Volt Information Sciences, Inc.(b)	15,040
2,100	Kirby Corporation(b)	108,507	2,700	Wabash National Corporation(c)	49,707
3,350	Knight Transportation, Inc.	91,154	4,050	Waste Connections, Inc.(b)	135,148
4,700	Labor Ready, Inc.(b)	109,745	2,100	Watsco, Inc.	119,343
4,800	Landstar System, Inc.	184,896	3,600	Watson Wyatt & Company
500	Lawson Products, Inc.(c)	17,075		Holdings	95,400

The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Index Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (77.5%)	Value	Shares	Common Stock (77.5%)	Value

Industrials -- continued			1,100	EPIQ Systems, Inc.(b,c)	$20,955
2,300	Watts Water Technologies, Inc.	$63,848	3,200	ESS Technology, Inc.(b,c)	9,248
1,500	Wolverine Tube, Inc.(b)	9,570	3,200	Exar Corporation(b)	40,288
900	Woodward Governor Company	71,910	2,900	FactSet Research Systems, Inc.(c)	101,703

	Total Industrials	8,376,157	2,200	FEI Company(b,c)	41,580

			3,700	FileNet Corporation(b)	104,155
Information Technology (11.8%)			6,200	FLIR Systems, Inc.(b)	129,952
2,400	Actel Corporation(b)	33,480	2,000	Gerber Scientific, Inc.(b)	15,820
9,800	Adaptec, Inc.(b)	40,278	2,500	Gevity HR, Inc.	64,350
2,500	Advanced Energy Industries, Inc.(b)	26,875	2,100	Global Imaging Systems, Inc.(b)	74,781
6,600	Aeroflex, Inc.(b)	59,796	5,680	Global Payments, Inc.	243,388
2,800	Agilysys, Inc.(c)	41,832	6,500	Harmonic, Inc.(b,c)	29,965
2,000	Altiris, Inc.(b)	33,800	2,200	Hutchinson Technology, Inc.(b)	54,560
2,800	Anixter International, Inc.	103,824	3,600	Hyperion Solutions Corporation(b)	174,096
2,800	ANSYS, Inc.(b)	104,328	1,800	Inter-Tel, Inc.	33,318
3,300	ATMI, Inc.(b)	90,123	3,400	Internet Security Systems, Inc.(b)	83,742
3,647	Avid Technology, Inc.(b)	179,542	1,544	Intrado, Inc.(b,c)	29,861
8,900	Axcelis Technologies, Inc.(b)	38,715	1,000	iPayment Holdings, Inc.(b)	35,960
1,100	Bel Fuse, Inc.(c)	33,110	2,100	Itron, Inc.(b)	91,266
4,025	Belden CDT, Inc.	80,218	2,100	J2 Global Communication, Inc.(b,c)	92,841
2,600	Bell Microproducts, Inc.(b,c)	17,914	2,400	JDA Software Group, Inc.(b)	38,808
3,600	Benchmark Electronics, Inc.(b)	101,124	3,900	Keane, Inc.(b,c)	44,070
1,400	Black Box Corporation	56,168	1,400	Keithley Instruments, Inc.	22,470
6,553	Brooks Automation, Inc.(b)	76,736	6,000	Kopin Corporation(b)	33,900
4,200	C-COR, Inc.(b,c)	22,386	2,850	Kronos, Inc.(b)	130,701
2,600	CACI International, Inc.(b)	141,804	4,700	Kulicke and Soffa Industries, Inc.(b,c)	29,469
2,600	Captaris, Inc.(b)	9,360	2,000	Littelfuse, Inc.(b)	49,020
2,000	Carreker Corporation(b,c)	10,980	2,500	Manhattan Associates, Inc.(b)	55,525
900	Catapult Communications		1,600	ManTech International
	Corporation(b)	16,461		Corporation(b)	44,320
3,300	Checkpoint Systems, Inc.(b)	79,200	1,900	MapInfo Corporation(b)	23,351
4,900	CIBER, Inc.(b)	31,262	1,700	MAXIMUS, Inc.	61,625
4,000	Cognex Corporation	114,320	3,300	Methode Electronics, Inc.	33,858
2,700	Coherent, Inc.(b)	79,947	3,400	MICROS Systems, Inc.(b)	156,128
1,800	Cohu, Inc.	41,688	5,600	Microsemi Corporation(b)	129,752
1,700	Comtech Telecommunications		2,400	MIVA, Inc.(b,c)	13,368
	Corporation(b)	65,212	1,900	MRO Software, Inc.(b,c)	31,122
3,300	CTS Corporation(c)	38,874	1,700	MTS Systems Corporation	67,932
3,100	Cymer, Inc.(b)	108,035	3,800	Napster, Inc.(b,c)	13,756
1,300	Daktronics, Inc.	28,093	2,800	NETGEAR, Inc.(b,c)	54,740
1,800	Digi International, Inc.(b)	19,098	2,200	Network Equipment
3,100	Digital Insight Corporation(b)	92,473		Technologies, Inc.(b,c)	10,978
2,900	Ditech Communications		1,900	Open Solutions, Inc.(b)	40,679
	Corporation(b,c)	18,473	1,700	Park Electrochemical Corporation	42,670
2,500	DSP Group, Inc.(b)	61,450	3,200	Paxar Corporation(b)	54,944
3,900	eFunds Corporation(b)	80,457	1,900	PC TEL, Inc.(b)	17,575
2,500	Electro Scientific Industries, Inc.(b)	54,925	1,600	Pegasus Solutions, Inc.(b,c)	13,568

The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Index Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (77.5%)	Value	Shares	Common Stock (77.5%)	Value

Information Technology -- continued			Materials (4.3%)
2,300	Pericom Semiconductor		2,700	A. Schulman, Inc.	$55,107
	Corporation(b)	$18,262	900	A.M. Castle & Company(b)	17,937
2,200	Phoenix Technologies, Ltd.(b)	13,068	2,696	Aleris International, Inc.(b,c)	69,988
1,500	Photon Dynamics, Inc(b,c)	26,115	2,000	AMCOL International Corporation	40,640
3,600	Photronics, Inc.(b,c)	64,800	3,100	AptarGroup, Inc.	158,689
1,500	Planar Systems, Inc.(b,c)	13,380	2,100	Arch Chemicals, Inc.	55,167
2,600	Power Integrations, Inc.(b)	54,886	1,700	Brush Engineered
3,500	Progress Software Corporation(b)	108,990		Materials, Inc.(b,c)	25,636
2,000	Radiant Systems, Inc.(b)	22,720	2,800	Buckeye Technologies, Inc.(b)	21,000
1,700	RadiSys Corporation(b)	27,319	2,500	Caraustar Industries, Inc.(b,c)	21,825
1,500	Rogers Corporation(b)	56,025	1,900	Carpenter Technology Corporation	114,570
1,400	Rudolph Technologies, Inc.(b)	17,052	2,000	Century Aluminum Company(b,c)	36,360
1,500	SBS Technologies, Inc.(b)	14,640	2,000	Chaparral Steel Company(b,c)	49,960
1,100	ScanSource, Inc.(b,c)	62,304	1,900	Chesapeake Corporation	38,266
3,100	Secure Computing Corporation(b)	37,138	1,900	Cleveland-Cliffs, Inc.(c)	154,926
2,400	SERENA Software, Inc.(b,c)	52,536	5,000	Commercial Metals Company	158,950
13,700	Skyworks Solutions, Inc.(b,c)	73,432	1,100	Deltic Timber Corporation(c)	50,600
2,100	Sonic Solutions, Inc.(b,c)	40,194	4,086	Florida Rock Industries, Inc.	232,493
1,400	SPSS, Inc.(b)	31,920	3,100	Georgia Gulf Corporation(c)	90,210
1,500	SS&C Technologies, Inc.	53,760	2,500	H.B. Fuller Company	74,925
1,800	Standard Microsystems		3,700	Headwaters, Inc.(b,c)	117,808
	Corporation(b)	50,886	2,200	MacDermid, Inc.	61,600
1,100	StarTek, Inc.(c)	13,992	1,200	Material Sciences Corporation(b)	18,240
1,000	Supertex, Inc.(b,c)	36,640	2,698	Myers Industries, Inc.	30,811
4,050	Symmetricom, Inc.(b,c)	32,278	1,500	Neenah Paper, Inc.(c)	43,575
2,100	Synaptics, Inc.(b,c)	48,783	2,500	OM Group, Inc.(b)	39,950
6,150	Take-Two Interactive		3,700	OMNOVA Solutions, Inc.(b)	16,650
	Software, Inc.(b,c)	126,998	900	Penford Corporation	11,736
1,900	TALX Corporation	75,107	8,200	PolyOne Corporation(b)	47,314
3,600	Technitrol, Inc.	60,552	1,600	Pope & Talbot, Inc.	13,984
5,500	THQ, Inc.(b,c)	127,490	900	Quaker Chemical Corporation	14,301
1,200	Tollgrade Communications, Inc.(b)	11,640	2,250	Quanex Corporation	130,298
4,750	Trimble Navigation, Ltd.(b)	137,132	2,400	Reliance Steel & Aluminum
2,100	Ultratech, Inc.(b,c)	28,938		Company	136,848
3,300	Varian Semiconductor		2,800	Rock-Tenn Company	38,836
	Equipment Associates, Inc.	124,806	2,000	RTI International Metals, Inc.(b)	67,040
2,500	Veeco Instruments, Inc.(b,c)	39,725	2,200	Ryerson Tull, Inc.(c)	44,418
3,300	Verity, Inc.(b)	32,835	1,500	Schweitzer-Mauduit
1,900	ViaSat, Inc.(b,c)	47,101		International, Inc.	36,330
3,000	WebEx Communications, Inc.(b,c)	68,730	900	Steel Technologies, Inc.(c)	23,589
2,000	Websense, Inc.(b)	118,160	2,000	Texas Industries, Inc.	99,200
1,800	X-Rite, Inc.(c)	18,522	4,400	Wausau-Mosinee Paper
2,600	Zix Corporation(b,c)	4,784		Corporation	48,180

	Total Information		1,600	Wellman, Inc.	10,464

	Technology	6,912,159		Total Materials	2,518,421

The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Index Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (77.5%)	Value	Shares	Common Stock (77.5%)		Value

Telecommunications Services (0.2%)			6,300	Energen Corporation		$236,880
1,900	Commonwealth Telephone		500	Green Mountain Power
	Enterprises, Inc.	$68,191		Corporation		16,350
4,100	General Communication, Inc.(b)	39,401	2,000	Laclede Group, Inc.		59,800

	Total Telecommunications		2,400	New Jersey Resources Corporation		103,584
	Services	107,592	2,500	Northwest Natural Gas Company(c)		86,500

			6,800	Piedmont Natural Gas
Utilities (3.5%)				Company, Inc.(c)		160,888
2,600	ALLETE, Inc.	114,426	8,556	Southern Union Company		201,237
1,600	American States Water Company(c)	50,144	3,500	Southwest Gas Corporation		95,410
7,000	Atmos Energy Corporation	184,100	9,200	UGI Corporation		217,120
4,100	Avista Corporation	71,832	1,300	UIL Holdings Corporation		64,350
1,000	Cascade Natural Gas Corporation(c)	20,600	3,100	UniSource Energy Corporation(c)		99,107

1,200	Central Vermont Public			Total Utilities		2,043,787

	Service Corporation(c)	19,224

1,200	CH Energy Group, Inc.(c)	55,860		Total Common Stock
4,400	Cleco Corporation(c)	93,280		(cost $33,309,312)		45,350,411

4,300	El Paso Electric Company(b)	93,095

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (19.8%)			Rate(e)	Date	Value

11,615,792	Thrivent Financial Securities Lending Trust			3.950%	N/A	$11,615,792

	Total Collateral Held for Securities Loaned
	(cost $11,615,792)					11,615,792

				Interest	Maturity
Shares	Short-Term Investments (2.7%)			Rate(e)	Date	Value

1,552,137	Thrivent Money Market Fund(d)			3.600%	N/A	$1,552,137

	Total Short-Term Investments (at amortized cost)					1,552,137

	Total Investments (cost $46,477,241)					$58,518,340

(a)	The categories of investments are shown as a percentage of total investments.

(b)	Non-income producing security.

(c)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d)	At October 31, 2005, $67,500 in cash was pledged as the initial margin deposit for open financial futures contracts. In addition, $1,552,137 of Short-Term Investments were earmarked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Loss

Russell Mini Futures	24	December 2005	Long	$1,558,080	$1,595,028	$36,948

(e) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	Mid Cap Growth Fund
	Schedule of Investments as of October 31, 2005(a)
Shares	Common Stock (82.4%)	Value	Shares	Common Stock (82.4%)	Value

Consumer Discretionary (16.7%)			9,000	Marriott International, Inc.	$536,580
11,400	Abercrombie & Fitch Company	$592,686	23,750	Marvel Entertainment, Inc.(b,c)	418,000
25,750	Advance Auto Parts, Inc.(b)	965,625	30,200	MGM MIRAGE(b)	1,128,574
26,800	Amazon.com, Inc.(b)	1,068,784	26,400	Michaels Stores, Inc.	873,312
5,841	Apollo Group, Inc.(b)	368,100	4,200	Mohawk Industries, Inc.(b)	327,810
17,400	Applebee’s International, Inc.	381,234	50,100	Nordstrom, Inc.	1,735,965
30,360	Bed Bath & Beyond, Inc.(b)	1,230,187	21,900	O’Reilly Automotive, Inc.(b)	617,580
9,300	Black & Decker Corporation	763,809	43,900	Office Depot, Inc.(b)	1,208,567
11,200	Brunswick Corporation	427,056	8,600	Outback Steakhouse, Inc.	323,876
12,600	Career Education Corporation(b)	448,434	12,100	P.F. Chang’s China Bistro, Inc.(b,c)	553,454
5,500	Centex Corporation	353,925	15,000	Panera Bread Company(b,c)	887,850
32,900	Charlotte Russe Holding, Inc.(b,c)	579,698	16,600	Penn National Gaming, Inc.(b)	490,530
41,800	Cheesecake Factory, Inc.(b,c)	1,434,576	20,000	PETCO Animal Supplies, Inc.(b)	380,200
68,600	Chico’s FAS, Inc.(b)	2,712,444	27,000	PETsMART, Inc.	634,500
10,200	Claire’s Stores, Inc.	265,710	23,100	Pixar, Inc.(b)	1,171,863
76,300	Coach, Inc.(b)	2,455,334	22,200	Polo Ralph Lauren Corporation	1,092,240
25,000	Coldwater Creek, Inc.(b,c)	674,750	8,900	Pulte Homes, Inc.	336,331
11,600	D.R. Horton, Inc.	356,004	15,100	Ross Stores, Inc.	408,304
19,000	Darden Restaurants, Inc.	615,980	19,100	Royal Caribbean Cruises, Ltd.(c)	791,504
24,200	Dollar General Corporation	470,448	23,200	Scientific Games Corporation(b,c)	695,072
28,800	Domino’s Pizza, Inc.(c)	688,896	12,900	SCP Pool Corporation	464,013
12,700	Education Management		4,300	Sears Holdings Corporation(b)	517,075
	Corporation(b)	391,668	49,800	Staples, Inc.	1,131,954
1	Expedia, Inc.(b)	12	15,800	Starbucks Corporation(b)	446,824
8,600	Fortune Brands, Inc.	653,342	25,600	Starwood Hotels & Resorts
10,900	GameStop Corporation(b,c)	386,732		Worldwide, Inc.	1,495,808
24,100	Gaylord Entertainment		25,100	Station Casinos, Inc.	1,608,910
	Company(b,c)	951,468	4,600	Strayer Education, Inc.	411,746
30,300	Gentex Corporation(c)	570,246	25,700	Tiffany & Company	1,012,580
38,000	Getty Images, Inc.(b,c)	3,154,380	9,500	Toll Brothers, Inc.(b)	350,645
4,300	Grupo Televisia SA ADR	314,330	9,700	Tractor Supply Company(b,c)	470,450
34,000	GTECH Holdings Corporation	1,082,560	26,135	Univision Communications, Inc.(b)	683,169
12,600	Guess ?, Inc.(b,c)	341,712	49,200	Urban Outfitters, Inc.(b,c)	1,393,836
13,900	Harman International		11,850	Volcom, Inc.(b,c)	362,373
	Industries, Inc.	1,388,054	11,000	Weight Watchers
11,900	Harrah’s Entertainment, Inc.	719,712		International, Inc.(b,c)	578,270
53,800	Hilton Hotels Corporation	1,046,410	36,000	Williams-Sonoma, Inc.(b)	1,407,960
13,400	IAC InterActiveCorp(b)	343,040	11,900	WMS Industries, Inc.(b,c)	299,047
23,000	International Game Technology	609,270	12,300	Wynn Resorts, Ltd.(b,c)	574,164
8,600	ITT Educational Services, Inc.(b)	475,408	47,900	XM Satellite Radio
10,000	Jarden Corporation(b,c)	337,900		Holdings, Inc.(b,c)	1,380,957
6,500	Kohl’s Corporation(b)	312,845	14,900	Yum! Brands, Inc.	757,963

20,200	Lamar Advertising Company(b)	901,324		Total Consumer
11,700	Laureate Education, Inc.(b,c)	577,980		Discretionary	62,011,099

11,500	Lennar Corporation	639,170

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Growth Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (82.4%)	Value	Shares	Common Stock (82.4%)	Value

Consumer Staples (1.3%)			11,500	Archipelago Holdings, Inc.(b)	$552,000
31,200	Church & Dwight		22,700	Astoria Financial Corporation	634,465
	Company, Inc.(c)	$1,093,560	8,800	Bear Stearns Companies, Inc.	931,040
19,400	Constellation Brands, Inc.(b)	456,676	14,000	Calamos Asset Management, Inc.	340,060
10,000	Dean Foods Company(b)	361,500	15,000	CapitalSource, Inc.(b)	330,000
12,100	Estee Lauder Companies, Inc.	401,357	12,000	CB Richard Ellis Group, Inc.(b)	586,200
34,200	Gold Kist, Inc.(b,c)	587,898	64,500	Charles Schwab Corporation	980,400
13,550	Whole Foods Market, Inc.	1,952,962	6,600	Chicago Mercantile Exchange	2,409,990

	Total Consumer Staples	4,853,953	12,300	CIT Group, Inc.	562,479

			5,500	City National Corporation	403,590
Energy (7.0%)			12,800	Commerce Bancorp, Inc.(c)	390,016
20,100	Bill Barrett Corporation(b,c)	639,783	37,600	E*TRADE Financial Corporation(b)	697,480
37,440	BJ Services Company	1,301,040	8,400	East West Bancorp, Inc.	321,636
18,800	Chesapeake Energy Corporation	603,480	10,700	Eaton Vance Corporation	266,323
23,700	Cimarex Energy Company(b)	930,462	7,100	Everest Re Group, Ltd.	706,095
6,000	CONSOL Energy, Inc.	365,400	10,900	First Marblehead Corporation(c)	322,531
33,900	ENSCO International, Inc.	1,545,501	20,700	Investors Financial Services
17,700	EOG Resources, Inc.	1,199,706		Corporation(c)	790,326
16,100	GlobalSantaFe Corporation	717,255	16,550	Legg Mason, Inc.	1,775,980
28,400	Grant Prideco, Inc.(b)	1,104,476	24,600	MB Financial, Inc.(c)	916,842
12,600	Murphy Oil Corporation	590,310	8,800	Moody’s Corporation	468,688
24,000	Nabors Industries, Ltd.(b)	1,647,120	14,500	North Fork Bancorporation, Inc.	367,430
28,500	National Oilwell Varco, Inc.(b)	1,780,395	13,900	Nuveen Investments	562,533
31,400	Newfield Exploration Company(b)	1,423,362	6,300	St. Joe Company	415,485
11,600	Noble Corporation	746,808	27,600	T. Rowe Price Group, Inc.	1,808,352
9,200	Noble Energy, Inc.	368,460	18,800	UCBH Holdings, Inc.(c)	327,120
35,100	Patterson-UTI Energy, Inc.	1,197,963	19,200	Willis Group Holdings, Ltd.(c)	713,088
13,800	Peabody Energy Corporation	1,078,608	18,800	Zions Bancorporation	1,381,236

12,900	Rowan Companies, Inc.	425,571		Total Financials	24,841,523

35,840	Smith International, Inc.	1,161,216
7,400	Southwestern Energy Company(b)	536,796	Health Care (16.6%)
7,800	Tesoro Petroleum Corporation	476,970	7,000	Aetna, Inc.	619,920
5,700	Transocean, Inc.(b)	327,693	10,500	Affymetrix, Inc.(b,c)	477,015
38,600	Ultra Petroleum Corporation(b,c)	2,026,114	4,300	Allergan, Inc.	383,990
4,800	Valero Energy Corporation	505,152	44,300	Amylin Pharmaceuticals, Inc.(b,c)	1,488,480
7,300	Weatherford International, Ltd.(b)	456,980	21,650	Barr Pharmaceuticals, Inc.(b)	1,243,792
22,300	Williams Companies, Inc.	497,290	5,300	Beckman Coulter, Inc.	261,078
54,442	XTO Energy, Inc.	2,366,049	23,957	Biomet, Inc.	834,422

	Total Energy	26,019,960	2,900	Biosite, Inc.(b,c)	160,167

			42,900	Biovail Corporation(b)	934,791
Financials (6.7%)			22,100	C.R. Bard, Inc.	1,378,598
19,600	A.G. Edwards, Inc.	829,472	82,100	Caliper Life Sciences, Inc.(b,c)	535,292
23,399	Affiliated Managers Group, Inc.(b,c)	1,795,873	28,494	Caremark Rx, Inc.(b)	1,493,086
10,500	Alliance Capital Management		16,000	Celgene Corporation(b,c)	897,600
	Holding, LP(b)	555,765	8,400	Cerner Corporation(b,c)	709,380
36,600	Ameritrade Holding Corporation(b,c)	769,698	20,100	Charles River Laboratories
49,750	Apollo Investment Corporation	929,330		International, Inc.(b)	879,576

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Growth Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (82.4%)	Value	Shares	Common Stock (82.4%)	Value

Health Care -- continued			6,300	Pharmaceutical Product
33,600	Community Health			Development, Inc.	$362,061
	Systems, Inc.(b)	$1,246,896	21,100	Protein Design Labs, Inc.(b,c)	591,222
7,700	Cooper Companies, Inc.	530,068	20,100	Psychiatric Solutions, Inc.(b,c)	1,099,470
16,400	Covance, Inc.(b)	797,860	13,900	Quest Diagnostics, Inc.	649,269
25,875	Coventry Health Care, Inc.(b)	1,396,991	10,900	Radiation Therapy Services, Inc.(b,c)	327,436
60,700	Cytyc Corporation(b)	1,538,745	23,000	ResMed, Inc.(b,c)	876,990
32,400	Dade Behring Holdings, Inc.	1,166,724	25,500	Respironics, Inc.(b)	914,685
36,050	DaVita, Inc.(b)	1,772,939	13,300	Sepracor, Inc.(b)	748,125
9,500	Dentsply International, Inc.	523,830	9,600	Shire Pharmaceuticals Group plc(c)	344,064
21,400	Digene Corporation(b,c)	646,280	37,100	St. Jude Medical, Inc.(b)	1,783,397
15,500	Endo Pharmaceutical		31,500	Teva Pharmaceutical
	Holdings, Inc.(b)	417,260		Industries, Ltd.	1,200,780
14,600	Express Scripts, Inc.(b)	1,100,986	41,300	Thermo Electron Corporation(b)	1,246,847
32,000	Fisher Scientific		8,400	Triad Hospitals, Inc.(b)	345,492
	International, Inc.(b)	1,808,000	15,950	United Surgical Partners
6,700	Forest Laboratories, Inc.(b)	253,997		International, Inc.(b,c)	571,808
21,500	Gen-Probe, Inc.(b)	878,060	29,200	Varian Medical Systems, Inc.(b)	1,330,352
24,600	Genzyme Corporation(b)	1,778,580	17,900	VCA Antech, Inc.(b)	461,820
39,600	Gilead Sciences, Inc.(b)	1,871,100	20,100	Waters Corporation(b)	727,620
19,750	Health Management		5,100	WellChoice, Inc.(b)	385,815
	Associates, Inc.	422,848	9,306	WellPoint, Inc.(b)	694,972

22,900	Health Net, Inc.(b)	1,072,636		Total Health Care	61,817,649

12,400	Henry Schein, Inc.(b)	491,536
14,800	Hospira, Inc.(b)	589,780	Industrials (10.9%)
20,000	ICOS Corporation(b,c)	539,600	73,000	AirTran Holdings, Inc.(b,c)	1,092,080
5,800	INAMED Corporation(b,c)	412,380	6,450	Alliant Techsystems, Inc.(b)	452,919
9,500	Intuitive Surgical, Inc.(b)	842,935	15,500	American Standard
12,900	Invitrogen Corporation(b)	820,311		Companies, Inc.	589,620
15,725	IVAX Corporation(b,c)	448,949	10,300	AMETEK, Inc.	419,519
20,700	Kinetic Concepts, Inc.(b)	743,130	43,300	ARAMARK Corporation	1,100,686
8,000	Kyphon, Inc.(b,c)	320,720	40,800	C.H. Robinson Worldwide, Inc.	1,438,608
20,000	Laboratory Corporation of		23,600	ChoicePoint, Inc.(b)	997,336
	America Holdings(b)	965,000	8,900	Cintas Corporation	361,073
9,800	Lincare Holdings, Inc.(b)	400,330	12,000	CNF, Inc.	675,240
11,300	Manor Care, Inc.	420,925	34,200	Corporate Executive
10,800	Martek Biosciences Corporation(b,c)	333,396		Board Company	2,826,288
25,300	Medco Health Solutions, Inc.(b)	1,429,450	7,600	Cummins, Inc.	648,812
27,900	Medicis Pharmaceutical		10,200	Danaher Corporation	531,420
	Corporation(c)	823,050	19,800	DRS Technologies, Inc.	975,348
41,300	MedImmune, Inc.(b)	1,444,674	5,900	Dun & Bradstreet Corporation(b)	373,588
18,200	Neurocrine Biosciences, Inc.(b,c)	961,324	25,720	Expeditors International of
18,500	Omnicare, Inc.	1,000,850		Washington, Inc.	1,560,432
13,900	PacifiCare Health Systems, Inc.(b)	1,144,804	14,400	Fastenal Company(c)	1,009,872
15,000	Patterson Companies, Inc.(b,c)	620,700	16,300	Gardner Denver, Inc.(b,c)	792,180
39,900	PerkinElmer, Inc.	880,593	13,100	Goodrich Corporation	472,517
			11,400	Graco, Inc.	390,678

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Growth Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (82.4%)	Value	Shares	Common Stock (82.4%)	Value

Industrials -- continued			60,800	ASML Holding NV ADR(b,c)	$1,032,384
19,100	Herman Miller, Inc.	$523,531	24,100	ATI Technologies, Inc.(b)	348,245
20,300	IDEX Corporation	812,406	31,200	Autodesk, Inc.	1,408,056
9,200	Ingersoll-Rand Company	347,668	12,500	Avid Technology, Inc.(b)	615,375
9,500	ITT Industries, Inc.	965,200	66,600	Broadcom Corporation(b)	2,827,836
22,300	Jacobs Engineering Group, Inc.(b)	1,421,625	6,700	CACI International, Inc.(b,c)	365,418
23,100	JB Hunt Transport Services, Inc.	448,371	11,500	CDW Corporation	648,025
13,500	Joy Global, Inc.	619,245	18,900	Check Point Software
19,100	L-3 Communications			Technologies, Ltd.(b)	422,604
	Holdings, Inc.	1,486,362	19,600	CheckFree Corporation(b)	833,000
22,000	Labor Ready, Inc.(b,c)	513,700	56,300	Citrix Systems, Inc.(b)	1,552,191
17,900	Manitowoc Company, Inc.(c)	952,459	44,900	CNET Networks, Inc.(b,c)	610,191
7,300	Manpower, Inc.	330,544	51,900	Cogent, Inc.(b,c)	1,377,945
22,300	Mobile Mini, Inc.(b,c)	1,040,964	35,376	Cognizant Technology
46,300	Monster Worldwide, Inc.(b)	1,519,103		Solutions Corporation(b)	1,555,836
16,300	MSC Industrial Direct		16,700	Cognos, Inc.(b)	626,751
	Company, Inc.	622,334	19,800	Comtech Telecommunications
14,800	Oshkosh Truck Corporation	644,688		Corporation(b,c)	759,528
14,200	Pentair, Inc.	461,358	99,200	Comverse Technology, Inc.(b)	2,489,920
43,600	Precision Castparts Corporation	2,064,896	18,300	Corning, Inc.(b)	367,647
18,500	Resources Global Professionals(b,c)	528,175	7,400	DST Systems, Inc.(b)	415,288
32,800	Robert Half International, Inc.	1,209,664	6,600	Electronic Arts, Inc.(b)	375,408
17,600	Rockwell Automation, Inc.	935,440	6,600	F5 Networks, Inc.(b)	343,398
17,600	Rockwell Collins, Inc.	806,432	19,300	FileNet Corporation(b,c)	543,295
23,000	Roper Industries, Inc.	867,100	19,850	Fiserv, Inc.(b)	867,048
15,700	Stericycle, Inc.(b)	903,692	15,500	FLIR Systems, Inc.(b)	324,880
17,200	Terex Corporation(b)	945,484	21,400	Global Payments, Inc.	916,990
15,800	Thomas & Betts Corporation(b)	614,936	3,400	Google, Inc.(b)	1,265,276
2	Timco Aviation Services, Inc.(b)	0	21,500	Harris Corporation	883,650
25,500	URS Corporation(b)	1,030,965	10,700	Hittite Microwave Corporation(b,c)	247,170
9,800	UTI Worldwide, Inc.(c)	838,292	9,600	Hyperion Solutions Corporation(b)	464,256
6,400	W.W. Grainger, Inc.	428,672	71,200	Informatica Corporation(b,c)	847,280

	Total Industrials	40,591,522	3,900	Intergraph Corporation(b,c)	188,682

			11,600	International Rectifier
Information Technology (19.3%)				Corporation(b)	343,244
39,200	Activision, Inc.(b)	618,184	27,900	Internet Security Systems, Inc.(b)	687,177
53,600	Adobe Systems, Inc.	1,728,600	52,200	Intersil Corporation	1,188,072
12,300	ADTRAN, Inc.	372,075	25,950	Iron Mountain, Inc.(b)	1,012,050
8,300	Affiliated Computer Services, Inc.(b)	449,113	35,200	Jabil Circuit, Inc.(b)	1,050,720
83,900	Akamai Technologies, Inc.(b,c)	1,454,826	37,436	Juniper Networks, Inc.(b)	873,382
40,700	Alliance Data Systems		20,480	KLA-Tencor Corporation	948,019
	Corporation(b)	1,447,292	37,200	Lam Research Corporation(b)	1,255,128
35,300	Altera Corporation(b)	587,745	83,100	Lawson Software, Inc.(b,c)	636,546
39,000	Amdocs, Ltd.(b)	1,032,330	26,400	Linear Technology Corporation	876,744
22,200	Amphenol Corporation	887,334	75,600	LSI Logic Corporation(b)	613,116
17,200	Analog Devices, Inc.	598,216	211,200	Lucent Technologies, Inc.(b,c)	601,920
24,400	Apple Computer, Inc.(b)	1,405,196	14,300	Macromedia, Inc.(b)	628,056

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Growth Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (82.4%)	Value	Shares	Common Stock (82.4%)	Value

Information Technology -- continued			Materials (1.8%)
54,900	Marvell Technology Group, Ltd.(b)	$2,547,909	37,400	Crown Holdings, Inc.(b)	$606,628
19,700	McAfee, Inc.(b)	591,591	15,800	FMC Corporation(b)	860,152
46,500	MEMC Electronic Materials(b)	834,210	22,800	Freeport-McMoRan
31,200	Mercury Interactive Corporation(b)	1,085,448		Copper & Gold, Inc.(c)	1,126,776
10,500	Mettler-Toledo International, Inc.(b)	541,800	48,600	Goldcorp, Inc.	970,056
49,510	Microchip Technology, Inc.	1,493,717	7,600	IPSCO, Inc.	538,612
17,400	MICROS Systems, Inc.(b)	799,008	14,700	Martin Marietta Materials, Inc.	1,159,977
25,700	National Semiconductor		7,400	Minerals Technologies, Inc.	395,604
	Corporation	581,591	7,400	Monsanto Company	466,274
32,400	NAVTEQ Corporation(b)	1,267,488	15,500	Owens-Illinois, Inc.(b)	295,120
23,700	NCR Corporation(b)	716,214	7,400	Praxair, Inc.	365,634

4,000	NetEase.com, Inc.(b,c)	305,080		Total Materials	6,784,833

35,900	Network Appliance, Inc.(b)	982,224
15,830	Novellus Systems, Inc.(b)	346,044	Telecommunications Services (1.9%)
18,700	NVIDIA Corporation(b)	627,385	77,710	American Tower Corporation(b)	1,853,384
16,900	Paychex, Inc.	655,044	34,900	Crown Castle International
11,400	QLogic Corporation(b)	343,824		Corporation(b)	855,748
37,600	Red Hat, Inc.(b,c)	873,072	42,200	Nextel Partners, Inc.(b)	1,061,330
38,400	Salesforce.com, Inc.(b,c)	959,616	28,200	NII Holdings, Inc.(b,c)	2,338,344
9,200	SanDisk Corporation(b)	541,788	58,600	SBA Communications
16,100	Satyam Computer			Corporation(b,c)	865,522

	Services, Ltd. ADR(b)	550,298		Total Telecommunications
9,200	SRA International, Inc.(b)	301,944		Services	6,974,328

28,400	Sybase, Inc.(b,c)	631,900
60,933	Symantec Corporation(b)	1,453,252	Utilities (0.2%)
98,200	Tellabs, Inc.(b)	938,792	70,200	Reliant Energy, Inc.(b)	891,540

14,300	Tessera Technologies, Inc.(b,c)	398,970		Total Utilities	891,540

91,800	TIBCO Software, Inc.(b)	696,762

17,600	Varian Semiconductor			Total Common Stock
	Equipment Associates, Inc.(b,c)	665,632		(cost $272,126,682)	306,745,322

51,400	VeriSign, Inc.(b)	1,214,582
16,200	Websense, Inc.(b,c)	957,096
33,600	Xilinx, Inc.	804,720
10,050	Zebra Technologies Corporation(b,c)	433,256

	Total Information
	Technology	71,958,915

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Growth Fund
Schedule of Investments as of October 31, 2005(a)
		Interest	Maturity
Shares	Collateral Held for Securities Loaned (14.3%)	Rate(d)	Date	Value

53,154,317	Thrivent Financial Securities Lending Trust	3.950%	N/A	$53,154,317

	Total Collateral Held for Securities Loaned
	(cost $53,154,317)			53,154,317

		Interest	Maturity
Shares	Short-Term Investments (3.3%)	Rate(d)	Date	Value

12,261,602	Thrivent Money Market Fund	3.600%	N/A	$12,261,602

	Total Short-Term Investments (at amortized cost)			12,261,602

	Total Investments (cost $337,542,601)			$372,161,241

(a)	The categories of investments are shown as a percentage of total investments.

(b)	Non-income producing security.

(c)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e)	Miscellaneous footnote:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.

	Partner Mid Cap Value Fund
	Schedule of Investments as of October 31, 2005(a)
Shares	Common Stock (87.9%)	Value	Shares	Common Stock (87.9%)	Value

Consumer Discretionary (13.6%)			1,166	Equity Residential REIT	$45,766
1,046	Autoliv, Inc.	$44,936	1,281	Everest Re Group, Ltd.	127,395
3,272	Dow Jones & Company, Inc.(b)	110,954	3,070	FirstMerit Corporation	80,956
1,455	Federated Department Stores, Inc.	89,293	562	Healthcare Realty Trust, Inc.	21,266
2,681	Harrah’s Entertainment, Inc.	162,147	3,505	iStar Financial, Inc.	129,229
4,358	J.C. Penney Company, Inc.		3,449	KeyCorp	111,196
	(Holding Company)	223,130	732	Liberty Property Trust	30,517
2,580	Lamar Advertising Company(c)	115,120	1,624	M&T Bank Corporation	174,710
2,349	Lennar Corporation	130,557	1,815	Northern Trust Corporation	97,284
1,547	Mohawk Industries, Inc.(c)	120,743	1,254	PartnerRe, Ltd.	79,905
4,748	Newell Rubbermaid, Inc.	109,157	3,368	Plum Creek Timber Company, Inc.	131,015
3,247	Ross Stores, Inc.	87,799	1,720	PMI Group, Inc.	68,594
1,528	Stanley Works	73,237	976	Prentiss Properties Trust	38,513
598	Talbots, Inc.	15,602	2,043	RenaissanceRe Holdings, Ltd.(b)	77,328

	Total Consumer		2,065	Torchmark Corporation	109,094
	Discretionary	1,282,675	1,761	Willis Group Holdings, Ltd.	65,404

			2,373	Zions Bancorporation	174,344

Consumer Staples (4.4%)				Total Financials	2,376,022

3,881	Archer-Daniels-Midland Company	94,580
1,877	Clorox Company	101,583	Health Care (4.8%)
1,512	Pepsi Bottling Group, Inc.	42,986	2,609	Apria Healthcare Group, Inc.(c)	60,190
970	Reynolds American, Inc.(b)	82,450	2,706	Charles River Laboratories
3,175	Smithfield Foods, Inc.(c)	93,916		International, Inc.(c)	118,415

	Total Consumer Staples	415,515	3,483	Emdeon Corporation(c)	32,044

			2,406	Health Net, Inc.(c)	112,697
Energy (10.3%)			3,653	MedImmune, Inc.(c)	127,782

4,685	BJ Services Company	162,804		Total Health Care	451,128

3,547	EOG Resources, Inc.	240,411
465	Frontier Oil Corporation	17,149	Industrials (7.7%)
3,771	Noble Energy, Inc.	151,029	1,437	Alliant Techsystems, Inc.(c)	100,906
3,401	Range Resources Corporation	121,382	4,010	American Standard Companies, Inc.	152,540
1,788	Teekay Shipping Corporation(b)	70,519	950	Carlisle Companies, Inc.	63,356
1,302	Western Gas Resources, Inc.	56,377	1,624	Cooper Industries, Ltd.	115,125
6,969	Williams Companies, Inc.	155,409	2,164	Norfolk Southern Corporation	86,993

	Total Energy	975,080	2,920	Republic Services, Inc.	103,222

			2,376	Rockwell Collins, Inc.	108,868

Financials (25.2%)				Total Industrials	731,010

2,716	Ambac Financial Group, Inc.	192,537
1,065	American Capital Strategies, Ltd.(b)	40,001	Information Technology (8.3%)
2,827	Apartment Investment &		6,470	Activision, Inc.(c)	102,032
	Management Company	108,557	2,189	ADC Telecommunications, Inc.(c)	38,198
1,085	Assurant, Inc.	41,447	1,711	Amphenol Corporation	68,389
1,400	Bear Stearns Companies, Inc.	148,120	1,219	Avocent Corporation(c)	37,375
3,130	CIT Group, Inc.	143,135	11,454	BearingPoint, Inc.(b,c)	80,407
774	Commerce Bancshares, Inc.(b)	41,123	1,465	CDW Corporation	82,553
2,257	Developers Diversified Realty		1,669	Freescale Semiconductor, Inc.(c)	39,539
	Corporation	98,586	3,882	Ingram Micro, Inc.(c)	70,264

The accompanying notes to the financial statements are an integral part of this schedule.

Partner Mid Cap Value Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (87.9%)	Value	Shares	Common Stock (87.9%)		Value

Information Technology -- continued			Utilities (10.7%)
547	Tech Data Corporation(c)	$18,948	3,096	AGL Resources, Inc.		$108,948
1,878	Tessera Technologies, Inc.(c)	52,396	1,224	CMS Energy Corporation(c)		18,250
4,959	Xerox Corporation(c)	67,294	3,349	Edison International, Inc.		146,552
2,923	Zebra Technologies Corporation(c)	126,011	561	Energen Corporation		21,094

	Total Information		2,457	Entergy Corporation		173,759
	Technology	783,406	1,130	FirstEnergy Corporation		53,675

			87	Northeast Utilities Service
Materials (2.9%)				Company		1,583
2,900	Agrium, Inc.	61,509	4,848	PG&E Corporation		176,370
1,525	Allegheny Technologies, Inc.	43,783	1,220	PNM Resources, Inc.		30,927
355	Carpenter Technology Corporation	21,406	5,972	PPL Corporation		187,162
2,495	Chemtura Corporation	26,696	353	Public Service Enterprise
2,726	Packaging Corporation of America(b)	55,311		Group, Inc.		22,200
1,534	Rohm and Haas Company	66,775	1,811	Wisconsin Energy Corporation		68,510

	Total Materials	275,480		Total Utilities		1,009,030

				Total Common Stock
				(cost $8,242,584)		8,299,346

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (5.6%)			Rate(d)	Date	Value

529,547	Thrivent Financial Securities Lending Trust			3.950%	N/A	$529,547

	Total Collateral Held for Securities Loaned
	(cost $529,547)					529,547

Shares or
Principal				Interest	Maturity
Amount	Short-Term Investments (6.5%)			Rate(d)	Date	Value

$600,000	Federal National Mortgage Association			3.720%	11/1/2005	$600,000
9,051	Thrivent Money Market Fund			3.600	N/A	9,051

	Total Short-Term Investments (at amortized cost)					609,051

	Total Investments (cost $9,381,182)					$9,437,944

(a)	The categories of investments are shown as a percentage of total investments.

(b)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(c)	Non-income producing security.

(d)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	Mid Cap Stock Fund
	Schedule of Investments as of October 31, 2005(a)
Shares	Common Stock (81.0%)	Value	Shares	Common Stock (81.0%)	Value

Consumer Discretionary (11.2%)			Energy (11.9%)
199,900	Alliance Gaming Corporation(b,c)	$2,160,919	62,600	Amerada Hess Corporation	$7,831,260
157,800	American Eagle Outfitters, Inc.	3,716,190	75,400	Baker Hughes, Inc.	4,143,984
220,600	Autoliv, Inc.	9,476,976	115,800	BJ Services Company	4,024,050
72,900	Barnes & Noble, Inc.	2,636,064	250,800	Chesapeake Energy Corporation	8,050,680
129,900	Boyd Gaming Corporation	5,358,375	233,500	ENSCO International, Inc.	10,645,265
162,900	Circuit City Stores, Inc.	2,897,991	280,600	Grant Prideco, Inc.(b)	10,912,534
66,200	D.R. Horton, Inc.	2,031,678	205,325	Nabors Industries, Ltd.(b)	14,091,455
191,200	Finish Line, Inc.(c)	2,990,368	77,300	Newfield Exploration Company(b)	3,504,009
284,400	Foot Locker, Inc.	5,528,736	93,100	Noble Corporation	5,993,778
264,900	Goodyear Tire &		444,100	Patterson-UTI Energy, Inc.	15,157,133
	Rubber Company(b,c)	4,143,036	96,700	Range Resources Corporation(c)	3,451,223
120,500	Harrah’s Entertainment, Inc.	7,287,840	316,700	Ultra Petroleum Corporation(b,c)	16,623,583
355,900	Hilton Hotels Corporation	6,922,255	83,100	Valero Energy Corporation	8,745,444
90,500	Life Time Fitness, Inc.(b,c)	3,361,170	80,700	Weatherford International, Ltd.(b,c)	5,051,820
213,000	MGM MIRAGE(b)	7,959,810	153,700	Western Gas Resources, Inc.(c)	6,655,210
100,300	Michaels Stores, Inc.	3,317,924	331,600	Williams Companies, Inc.	7,394,680
62,000	Mohawk Industries, Inc.(b)	4,839,100	176,000	XTO Energy, Inc.	7,648,960

56,300	NIKE, Inc.	4,732,015		Total Energy	139,925,068

83,500	Nordstrom, Inc.	2,893,275
131,400	PETsMART, Inc.	3,087,900	Financials (14.8%)
70,100	Pixar, Inc.(b,c)	3,556,173	121,400	A.G. Edwards, Inc.	5,137,648
93,400	Pulte Homes, Inc.	3,529,586	101,450	Affiliated Managers Group, Inc.(b,c)	7,786,288
262,300	Quiksilver, Inc.(b,c)	3,024,319	41,500	Bear Stearns Companies, Inc.	4,390,700
201,900	Ruby Tuesday, Inc.(c)	4,423,629	83,800	Brown & Brown, Inc.(c)	4,552,854
125,500	Saks, Inc.(b)	2,277,825	204,900	CapitalSource, Inc.(b,c)	4,507,800
225,600	ServiceMaster Company	2,838,048	81,200	City National Corporation	5,958,456
408,050	Staples, Inc.	9,274,976	427,500	Colonial BancGroup, Inc.	10,409,625
128,200	Tupperware Corporation(c)	2,939,626	79,800	Everest Re Group, Ltd.	7,936,110
347,500	Warnaco Group, Inc.(b,c)	7,881,300	184,482	Fidelity National Financial, Inc.	6,910,696
138,400	Yum! Brands, Inc.	7,040,408	32,284	Fidelity National Title

	Total Consumer			Group, Inc.(b)	702,185
	Discretionary	132,127,512	78,100	First Horizon National

				Corporation(c)	3,020,908
Consumer Staples (4.0%)			162,600	General Growth Properties, Inc.	6,907,248
176,600	Campbell Soup Company	5,139,060	139,800	Global Signal, Inc.(c)	5,794,710
132,200	Chiquita Brands		636,450	HCC Insurance Holdings, Inc.	19,093,498
	International, Inc.(c)	3,650,042	89,100	Home Properties, Inc.	3,461,535
47,400	Clorox Company	2,565,288	392,700	HRPT Properties Trust	4,284,357
181,900	Dean Foods Company(b)	6,575,685	9,600	Jefferies Group, Inc.	407,616
454,800	Del Monte Foods Company(b,c)	4,811,784	47,800	Legg Mason, Inc.	5,129,418
112,700	Flowers Foods, Inc.(c)	3,302,110	174,200	Mercantile Bankshares
163,200	Hormel Foods Corporation	5,189,760		Corporation	9,817,912
293,100	Smithfield Foods, Inc.(b)	8,669,898	265,600	New York Community
30,020	TreeHouse Foods, Inc.(b,c)	775,717		Bancorp, Inc.(c)	4,294,752
339,400	Tyson Foods, Inc.	6,041,320	147,850	North Fork Bancorporation, Inc.	3,746,519

	Total Consumer Staples	46,720,664

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Stock Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (81.0%)	Value	Shares	Common Stock (81.0%)	Value

Financials -- continued			Industrials (10.1%)
116,600	Odyssey Re Holdings		333,700	Adesa, Inc.	$7,141,180
	Corporation(c)	$2,994,288	92,900	Brady Corporation	2,672,733
119,100	Ohio Casualty Corporation	3,249,048	151,700	Burlington Northern
188,400	PartnerRe, Ltd.	12,004,848		Santa Fe Corporation	9,414,502
60,700	PMI Group, Inc.	2,420,716	105,100	Canadian National
66,000	ProLogis Trust	2,838,000		Railway Company	7,617,648
237,100	Sovereign Bancorp, Inc.(c)	5,114,247	51,100	Deere & Company	3,100,748
228,600	TCF Financial Corporation(c)	6,195,060	157,200	Fastenal Company(c)	11,024,436
390,100	Trizec Properties, Inc.	8,679,725	120,900	Graco, Inc.	4,143,243
72,000	Westamerica Bancorporation(c)	3,838,320	169,600	IDEX Corporation	6,787,392
61,400	Wintrust Financial Corporation(c)	3,295,952	191,600	Ingersoll-Rand Company	7,240,564

	Total Financials	174,881,039	161,700	Jacobs Engineering Group, Inc.(b)	10,308,375

			397,700	JB Hunt Transport Services, Inc.	7,719,357
Health Care (8.6%)			132,500	Joy Global, Inc.	6,077,775
109,100	Amylin Pharmaceuticals, Inc.(b,c)	3,665,760	183,400	Manitowoc Company, Inc.(c)	9,758,714
136,300	Beckman Coulter, Inc.	6,714,138	212,200	Oshkosh Truck Corporation(c)	9,243,432
76,800	C.R. Bard, Inc.	4,790,784	57,400	Republic Services, Inc.	2,029,090
85,500	Coventry Health Care, Inc.(b)	4,616,145	246,800	Roper Industries, Inc.	9,304,360
83,500	Cyberonics, Inc.(b)	2,506,670	106,600	Swift Transportation
49,600	Dentsply International, Inc.	2,734,944		Company, Inc.(b,c)	1,945,450
56,300	Edwards Lifesciences		91,900	URS Corporation(b)	3,715,517

	Corporation(b,c)	2,329,694		Total Industrials	119,244,516

116,900	Endo Pharmaceutical
	Holdings, Inc.(b)	3,146,948	Information Technology (11.3%)
214,600	Henry Schein, Inc.(b)	8,506,744	113,900	Acxiom Corporation(c)	2,430,626
76,200	Hospira, Inc.(b)	3,036,570	135,800	Amphenol Corporation	5,427,926
36,200	Intuitive Surgical, Inc.(b,c)	3,212,026	71,800	Analog Devices, Inc.	2,497,204
32,900	Invitrogen Corporation(b)	2,092,111	359,300	Andrew Corporation(b)	3,815,766
207,293	IVAX Corporation(b,c)	5,918,215	79,700	Cabot Microelectronics
99,300	Medco Health Solutions, Inc.(b)	5,610,450		Corporation(b,c)	2,343,180
93,700	Mentor Corporation(c)	4,216,500	82,200	CDW Corporation	4,631,970
92,400	Omnicare, Inc.	4,998,840	90,600	CheckFree Corporation(b)	3,850,500
79,000	PacifiCare Health Systems, Inc.(b)	6,506,440	56,100	Cognizant Technology
91,000	Par Pharmaceutical			Solutions Corporation(b)	2,467,278
	Companies, Inc.(b,c)	2,355,080	449,300	Compuware Corporation(b)	3,634,837
129,200	Quest Diagnostics, Inc.	6,034,932	109,900	Comverse Technology, Inc.(b)	2,758,490
69,300	United Surgical Partners		176,600	Convergys Corporation(b)	2,869,750
	International, Inc.(b,c)	2,484,405	55,000	Diebold, Inc.(c)	1,987,700
50,000	Universal Health Services, Inc.	2,357,000	70,100	DST Systems, Inc.(b)	3,934,012
75,300	Varian Medical Systems, Inc.(b)	3,430,668	340,800	EarthLink, Inc.(b,c)	3,752,208
101,400	Varian, Inc.(b,c)	3,728,478	358,800	Electronic Data
176,400	Vertex Pharmaceuticals, Inc.(b,c)	4,013,100		Systems Corporation	8,363,628
81,200	Watson Pharmaceuticals, Inc.(b)	2,806,272	45,700	F5 Networks, Inc.(b,c)	2,377,771

	Total Health Care	101,812,914	176,400	Fairchild Semiconductor

				International, Inc.(b)	2,716,560
			9,969	Homestore, Inc.(b)	36,187

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Stock Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (81.0%)	Value	Shares	Common Stock (81.0%)		Value

Information Technology -- continued			302,000	Lyondell Chemical Company		$8,093,600
93,000	International Rectifier		105,400	Newmont Mining Corporation		4,490,040
	Corporation(b)	$2,751,870	52,300	Nucor Corporation		3,130,155
226,500	Intersil Corporation	5,155,140	86,700	Owens-Illinois, Inc.(b)		1,650,768

145,600	Lam Research Corporation(b)	4,912,544		Total Materials		47,572,426

83,100	McAfee, Inc.(b)	2,495,493
86,800	Microchip Technology, Inc.	2,618,756	Telecommunications Services (0.7%)
895,200	Novell, Inc.(b,c)	6,821,424	912,900	Cincinnati Bell, Inc.(b)		3,615,084
104,000	QLogic Corporation(b)	3,136,640	62,000	NII Holdings, Inc.(b,c)		5,141,040

177,300	Salesforce.com, Inc.(b,c)	4,430,727		Total Telecommunications
97,200	SanDisk Corporation(b,c)	5,724,108		Services		8,756,124

184,200	Scientific-Atlanta, Inc.(c)	6,528,048
392,000	Silicon Image, Inc.(b)	3,598,560	Utilities (4.4%)
141,100	Sybase, Inc.(b)	3,139,475	174,700	CMS Energy Corporation(b)		2,604,777
139,400	Synopsys, Inc.(b)	2,641,630	146,100	MDU Resources Group, Inc.		4,816,917
272,600	Tekelec, Inc.(b,c)	3,740,072	166,200	Pepco Holdings, Inc.		3,571,638
232,700	Vishay Intertechnology, Inc.(b,c)	2,638,818	103,300	Piedmont Natural Gas
564,100	Wind River Systems, Inc.(b,c)	7,389,710		Company, Inc.(c)		2,444,078
69,600	Zebra Technologies Corporation(b)	3,000,456	190,500	Questar Corporation		15,001,875

	Total Information		385,200	Reliant Energy, Inc.(b,c)		4,892,040
	Technology	133,731,650	79,100	SCANA Corporation		3,137,897

			178,100	Sempra Energy		7,889,830
Materials (4.0%)			319,630	Southern Union Company		7,517,698

234,500	Airgas, Inc.	6,629,315		Total Utilities		51,876,750

63,700	Cleveland-Cliffs, Inc.(c)	5,194,098

251,800	Freeport-McMoRan			Total Common Stock
	Copper & Gold, Inc.	12,443,956		(cost $810,601,135)		956,648,663

147,700	Inco, Ltd.	5,940,494

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (14.6%)			Rate(d)	Date	Value

172,111,641	Thrivent Financial Securities Lending Trust			3.950%	N/A	$172,111,641

		Total Collateral Held for Securities Loaned
		(cost $172,111,641)				172,111,641

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Stock Fund
Schedule of Investments as of October 31, 2005(a)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (4.4%)	Rate(d)	Date	Value

$13,740,000	BP Capital Markets plc	4.020%	11/1/2005	$13,740,000
10,000,000	Novartis Finance Corporation	4.030	11/1/2005	10,000,000
27,998,103	Thrivent Money Market Fund	3.600	N/A	27,998,103

	Total Short-Term Investments (at amortized cost)			51,738,103

	Total Investments (cost $1,034,450,879)			$1,180,498,407

(a)	The categories of investments are shown as a percentage of total investments.

(b)	Non-income producing security.

(c)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	Mid Cap Index Fund
	Schedule of Investments as of October 31, 2005(a)
Shares	Common Stock (82.2%)	Value	Shares	Common Stock (82.2%)	Value

Consumer Discretionary (13.4%)			2,100	Hovnanian Enterprises, Inc.(b,c)	$94,479
2,700	99 Cents Only Stores(b,c)	$26,055	1,950	International Speedway
5,170	Abercrombie & Fitch Company	268,788		Corporation	100,776
6,300	Advance Auto Parts, Inc.(b)	236,250	2,100	ITT Educational Services, Inc.(b)	116,088
3,200	Aeropostale, Inc.(b)	62,528	2,900	Laureate Education, Inc.(b,c)	143,260
8,100	American Eagle Outfitters, Inc.	190,755	4,060	Lear Corporation(c)	123,668
3,800	American Greetings Corporation	95,950	2,670	Lee Enterprises, Inc.(c)	104,691
4,300	AnnTaylor Stores Corporation(b)	104,361	1,610	Media General, Inc.	84,928
4,550	Applebee’s International, Inc.	99,690	7,900	Michaels Stores, Inc.	261,332
4,217	ArvinMeritor, Inc.(c)	67,599	1,950	Modine Manufacturing Company	64,467
680	Bandag, Inc.(c)	28,900	3,060	Mohawk Industries, Inc.(b)	238,833
3,260	Barnes & Noble, Inc.	117,882	6,500	O’Reilly Automotive, Inc.(b)	183,300
2,400	Beazer Homes USA, Inc.(c)	139,080	3,760	Outback Steakhouse, Inc.	141,602
5,610	Belo Corporation	121,176	4,400	Pacific Sunwear of California, Inc.(b)	110,088
1,610	Blyth, Inc.(c)	29,366	3,970	Payless ShoeSource, Inc.(b,c)	72,929
2,210	Bob Evans Farms, Inc.	49,526	8,400	PETsMART, Inc.	197,400
4,060	Borders Group, Inc.	79,698	4,700	Pier 1 Imports, Inc.(c)	48,504
3,240	BorgWarner, Inc.	187,888	3,500	Polo Ralph Lauren Corporation	172,200
2,500	Boyd Gaming Corporation	103,125	5,690	Reader’s Digest Association, Inc.(c)	87,171
5,175	Brinker International, Inc.(b)	197,271	2,600	Regis Corporation(c)	99,736
3,850	Callaway Golf Company	54,862	4,100	Rent-A-Center, Inc.(b)	73,882
6,000	Career Education Corporation(b,c)	213,540	8,400	Ross Stores, Inc.	227,136
6,100	CarMax, Inc.(b,c)	163,907	3,600	Ruby Tuesday, Inc.(c)	78,876
2,400	Catalina Marketing Corporation(c)	62,544	2,700	Ryland Group, Inc.(c)	181,710
2,800	CBRL Group, Inc.	97,160	8,210	Saks, Inc.(b)	149,012
4,400	Cheesecake Factory, Inc.(b)	151,008	2,180	Scholastic Corporation(b)	70,959
10,600	Chico’s FAS, Inc.(b)	419,124	2,600	Sotheby’s Holdings, Inc.(b)	40,482
5,760	Claire’s Stores, Inc.	150,048	2,000	Thor Industries, Inc.	65,260
5,100	Corinthian Colleges, Inc.(b,c)	63,444	3,200	Timberland Company(b)	90,080
3,390	DeVry, Inc.(b,c)	76,614	6,800	Toll Brothers, Inc.(b)	250,988
6,170	Dollar Tree Stores, Inc.(b)	133,025	3,000	Tupperware Corporation	68,790
3,800	Education Management		6,200	Urban Outfitters, Inc.(b,c)	175,646
	Corporation(b)	117,192	2,860	Valassis Communications, Inc.(b)	89,375
2,100	Emmis Communications		340	Washington Post Company	253,300
	Corporation(b,c)	41,097	3,850	Westwood One, Inc.	71,225
2,200	Entercom Communications		6,760	Williams-Sonoma, Inc.(b)	264,384

	Corporation(b)	63,514		Total Consumer
9,000	Foot Locker, Inc.	174,960		Discretionary	9,828,977

3,020	Furniture Brands
	International, Inc.(c)	54,813	Consumer Staples (2.8%)
3,300	GameStop Corporation(b,c)	117,084	4,020	BJ’s Wholesale Club, Inc.(b)	114,490
9,200	Gentex Corporation(c)	173,144	3,680	Church & Dwight Company, Inc.(c)	128,984
7,300	GTECH Holdings Corporation	232,432	8,513	Dean Foods Company(b)	307,745
3,800	Harman International		4,150	Energizer Holdings, Inc.(b)	209,534
	Industries, Inc.	379,468	4,200	Hormel Foods Corporation	133,560
3,420	Harte-Hanks, Inc.	87,552	3,388	J.M. Smucker Company	154,865

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Index Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (82.2%)	Value	Shares	Common Stock (82.2%)	Value

Consumer Staples -- continued			3,070	Bank of Hawaii Corporation	$157,737
1,530	Lancaster Colony Corporation(c)	$61,338	3,200	Brown & Brown, Inc.(c)	173,856
3,560	PepsiAmericas, Inc.	83,019	3,000	Cathay General Bancorp	116,970
1,990	Ruddick Corporation	43,800	2,600	City National Corporation	190,788
5,600	Smithfield Foods, Inc.(b)	165,648	8,900	Colonial BancGroup, Inc.	216,715
1,461	Tootsie Roll Industries, Inc.(c)	44,268	9,600	Commerce Bancorp, Inc.(c)	292,512
1,540	Universal Corporation(c)	57,658	2,800	Cullen/Frost Bankers, Inc.	147,896
3,800	Whole Foods Market, Inc.	547,694	6,300	Developers Diversified

	Total Consumer Staples	2,052,603		Realty Corporation	275,184

			7,500	Eaton Vance Corporation	186,675
Energy (7.2%)			3,590	Everest Re Group, Ltd.	357,026
3,700	Arch Coal, Inc.(c)	285,159	9,227	Fidelity National Financial, Inc.	345,643
3,300	Cooper Cameron Corporation(b)	243,309	1	Fidelity National Title
3,300	Denbury Resources, Inc.(b)	143,979		Group, Inc.(b)	16
8,670	ENSCO International, Inc.	395,265	5,300	First American Corporation	232,246
3,900	FMC Technologies, Inc.(b)	142,194	4,850	FirstMerit Corporation	127,894
3,100	Forest Oil Corporation(b)	135,408	3,000	Greater Bay Bancorp(c)	75,270
7,320	Grant Prideco, Inc.(b)	284,675	6,100	HCC Insurance Holdings, Inc.	183,000
4,690	Hanover Compressor Company(b,c)	60,313	3,100	Highwoods Properties, Inc.	87,451
3,020	Helmerich & Payne, Inc.	167,308	2,650	Horace Mann Educators
7,200	Newfield Exploration Company(b)	326,376		Corporation	51,436
10,140	Noble Energy, Inc.	406,107	4,200	Hospitality Properties Trust	166,740
1,690	Overseas Shipholding Group, Inc.	80,444	4,300	Independence Community
9,900	Patterson-UTI Energy, Inc.	337,887		Bank Corporation	170,065
7,500	Peabody Energy Corporation	586,200	3,600	IndyMac Bancorp, Inc.(c)	134,388
8,150	Pioneer Natural Resources		3,900	Investors Financial Services
	Company	407,908		Corporation(c)	148,902
4,500	Plains Exploration &		2,800	Jefferies Group, Inc.	118,888
	Production Company(b)	175,500	3,400	LaBranche & Company, Inc.(b,c)	32,436
3,500	Pogo Producing Company(c)	176,750	6,545	Legg Mason, Inc.	702,340
9,100	Pride International, Inc.(b)	255,437	4,750	Leucadia National Corporation(c)	204,060
12,120	Smith International, Inc.	392,688	5,100	Liberty Property Trust	212,619
3,410	Tidewater, Inc.	156,724	3,400	Macerich Company	218,518
3,200	Western Gas Resources, Inc.	138,560	3,600	Mack-Cali Realty Corporation	153,540

	Total Energy	5,298,191	4,780	Mercantile Bankshares Corporation	269,401

			2,200	Mercury General Corporation(c)	132,990
Financials (15.2%)			6,100	New Plan Excel Realty Trust, Inc.(c)	140,239
4,560	A.G. Edwards, Inc.	192,979	13,610	New York Community
3,060	Allmerica Financial Corporation(b)	116,586		Bancorp, Inc.(c)	220,074
4,800	AMB Property Corporation	212,064	3,710	Ohio Casualty Corporation	101,209
2,700	American Financial Group, Inc.	92,286	10,565	Old Republic International
8,000	AmeriCredit Corporation(b)	178,800		Corporation	273,739
2,200	AmerUs Group Company(c)	130,064	5,240	PMI Group, Inc.	208,971
5,500	Arthur J. Gallagher & Company(c)	161,810	3,950	Protective Life Corporation	173,168
7,878	Associated Banc-Corp	245,872	4,800	Radian Group, Inc.	250,080
4,920	Astoria Financial Corporation	137,514	3,350	Raymond James Financial, Inc.	114,000

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Index Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (82.2%)	Value	Shares	Common Stock (82.2%)	Value

Financials -- continued			2,000	Par Pharmaceutical
4,728	Rayonier, Inc. REIT	$180,751		Companies, Inc.(b,c)	$51,760
3,600	Regency Centers Corporation	200,412	4,920	Perrigo Company(c)	65,780
3,800	SEI Investments Company	147,440	6,200	Protein Design Labs, Inc.(b,c)	173,724
1,500	StanCorp Financial Group, Inc.	138,150	4,000	Renal Care Group, Inc.(b)	187,400
1,900	SVB Financial Group(b,c)	94,449	6,120	Sepracor, Inc.(b)	344,250
6,680	TCF Financial Corporation(c)	181,028	3,870	STERIS Corporation	88,275
2,400	Texas Regional Bancshares, Inc.(c)	70,392	2,300	Techne Corporation(b)	124,706
7,900	United Dominion Realty Trust, Inc.	174,827	4,900	Triad Hospitals, Inc.(b)	201,537
2,590	Unitrin, Inc.	119,140	3,100	Universal Health Services, Inc.	146,134
6,500	W.R. Berkley Corporation	284,050	5,370	Valeant Pharmaceuticals
4,800	Waddell & Reed Financial, Inc.	92,064		International	92,149
5,096	Washington Federal, Inc.	117,157	7,500	Varian Medical Systems, Inc.(b)	341,700
3,150	Webster Financial Corporation	145,436	1,900	Varian, Inc.(b)	69,863
4,600	Weingarten Realty Investors	163,576	4,700	VCA Antech, Inc.(b)	121,260
1,910	Westamerica Bancorporation	101,822	5,400	Vertex Pharmaceuticals, Inc.(b,c)	122,850

3,940	Wilmington Trust Corporation(c)	149,365		Total Health Care	7,093,181

	Total Financials	11,192,716

			Industrials (10.8%)
Health Care (9.6%)			5,230	Adesa, Inc.	111,922
3,756	Advanced Medical Optics, Inc.(b)	134,014	5,310	AGCO Corporation(b)	84,907
2,840	Apria Healthcare Group, Inc.(b)	65,519	5,100	AirTran Holdings, Inc.(b,c)	76,296
6,025	Barr Pharmaceuticals, Inc.(b)	346,136	1,520	Alaska Air Group, Inc.(b,c)	47,926
3,600	Beckman Coulter, Inc.	177,336	2,550	Alexander & Baldwin, Inc.	124,797
3,200	Cephalon, Inc.(b,c)	145,888	2,200	Alliant Techsystems, Inc.(b)	154,484
4,200	Charles River Laboratories		4,040	AMETEK, Inc.	164,549
	International, Inc.(b)	183,792	1,410	Banta Corporation	70,979
5,000	Community Health Systems, Inc.(b)	185,550	3,340	Brink’s Company(c)	131,162
3,690	Covance, Inc.(b)	179,518	10,040	C.H. Robinson Worldwide, Inc.	354,010
6,300	Cytyc Corporation(b)	159,705	1,760	Carlisle Companies, Inc.	117,374
4,560	Dentsply International, Inc.	251,438	5,233	ChoicePoint, Inc.(b)	221,147
3,490	Edwards Lifesciences Corporation(b)	144,416	3,010	CNF, Inc.	169,373
2,900	Gen-Probe, Inc.(b)	118,436	4,000	Copart, Inc.(b,c)	93,560
6,540	Health Net, Inc.(b)	306,334	2,400	Corporate Executive
4,900	Henry Schein, Inc.(b)	194,236		Board Company	198,336
3,430	Hillenbrand Industries, Inc.	158,020	2,800	Crane Company	86,688
2,100	INAMED Corporation(b)	149,310	3,100	Deluxe Corporation	103,323
2,000	Intuitive Surgical, Inc.(b)	177,460	3,880	Donaldson Company, Inc.(c)	121,250
3,100	Invitrogen Corporation(b)	197,129	3,800	Dun & Bradstreet Corporation(b)	240,616
12,456	IVAX Corporation(b,c)	355,619	6,200	Expeditors International of
3,200	LifePoint Hospitals, Inc.(b)	125,120		Washington, Inc.	376,154
5,800	Lincare Holdings, Inc.(b)	236,930	3,540	Fastenal Company(c)	248,260
1,800	Martek Biosciences Corporation(b,c)	55,566	2,880	Federal Signal Corporation(c)	46,714
17,538	Millennium Pharmaceuticals, Inc.(b)	159,947	3,220	Flowserve Corporation(b)	112,700
6,180	Omnicare, Inc.	334,338	3,000	GATX Corporation(c)	112,110
5,100	PacifiCare Health Systems, Inc.(b)	420,036	4,050	Graco, Inc.	138,794

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Index Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (82.2%)	Value	Shares	Common Stock (82.2%)	Value

Industrials -- continued			4,000	Alliance Data Systems
1,945	Granite Construction, Inc.(c)	$66,344		Corporation(b)	$142,240
2,440	Harsco Corporation	156,770	5,200	Amphenol Corporation	207,844
4,070	Herman Miller, Inc.	111,559	1,800	Anteon International
3,210	HNI Corporation	156,969		Corporation(b,c)	81,360
3,430	Hubbell, Inc.	165,189	6,920	Arrow Electronics, Inc.(b)	204,209
3,340	Jacobs Engineering Group, Inc.(b)	212,925	25,060	Atmel Corporation(b,c)	61,648
7,300	JB Hunt Transport Services, Inc.	141,693	8,340	Avnet, Inc.(b)	192,237
5,400	JetBlue Airways Corporation(b,c)	100,494	2,860	Avocent Corporation(b,c)	87,688
4,700	Joy Global, Inc.	215,589	6,900	BISYS Group, Inc.(b)	87,492
1,100	Kelly Services, Inc.	30,448	1,615	Cabot Microelectronics
2,160	Kennametal, Inc.	110,398		Corporation(b,c)	47,481
2,500	Korn/Ferry International(b,c)	43,050	16,080	Cadence Design Systems, Inc.(b)	256,958
5,040	Manpower, Inc.	228,211	3,540	CDW Corporation	199,479
1,500	Mine Safety Appliances Company	62,835	8,400	Ceridian Corporation(b)	184,044
2,900	MSC Industrial Direct		3,100	Certegy, Inc.	116,126
	Company, Inc.	110,722	5,290	CheckFree Corporation(b)	224,825
1,880	Nordson Corporation	69,880	8,000	Cognizant Technology
5,920	Pentair, Inc.	192,341		Solutions Corporation(b)	351,840
7,640	Precision Castparts Corporation	361,830	3,130	CommScope, Inc.(b,c)	61,098
6,790	Quanta Services, Inc.(b,c)	78,017	5,800	Credence Systems Corporation(b,c)	44,660
7,100	Republic Services, Inc.	250,985	4,400	Cree, Inc.(b,c)	105,776
1,762	Rollins, Inc.(c)	33,513	2,740	CSG Systems International, Inc.(b)	64,417
390	Sequa Corporation(b,c)	24,063	7,910	Cypress Semiconductor
4,140	SPX Corporation	178,103		Corporation(b,c)	107,576
2,600	Stericycle, Inc.(b)	149,656	4,000	Diebold, Inc.	144,560
2,930	Swift Transportation		4,060	DST Systems, Inc.(b)	227,847
	Company, Inc.(b,c)	53,472	2,300	Dycom Industries, Inc.(b,c)	45,839
1,260	Tecumseh Products Company(c)	25,364	2,200	F5 Networks, Inc.(b)	114,466
2,320	Teleflex, Inc.(c)	153,561	3,750	Fair Isaac Corporation	156,600
3,000	Thomas & Betts Corporation(b)	116,760	7,000	Fairchild Semiconductor
4,800	Timken Company	136,128		International, Inc.(b)	107,800
2,430	Trinity Industries, Inc.(c)	92,462	3,300	Gartner Group, Inc.(b,c)	39,732
3,900	United Rentals, Inc.(b,c)	76,323	7,580	Harris Corporation	311,538
3,100	Werner Enterprises, Inc.(c)	55,552	1,900	Imation Corporation	81,339
3,300	Yellow Roadway Corporation(b,c)	149,985	6,700	Ingram Micro, Inc.(b)	121,270
2,520	York International Corporation	141,397	11,390	Integrated Device

	Total Industrials	7,960,019		Technology, Inc.(b)	112,533

			4,100	International Rectifier
Information Technology (12.8%)				Corporation(b)	121,319
22,400	3Com Corporation(b)	86,240	8,800	Intersil Corporation	200,288
16,000	Activision, Inc.(b)	252,320	4,400	Jack Henry & Associates, Inc.(c)	79,112
4,430	Acxiom Corporation	94,536	5,000	KEMET Corporation(b,c)	34,600
3,760	ADTRAN, Inc.	113,740	7,900	Lam Research Corporation(b)	266,546
900	Advent Software, Inc.(b,c)	27,648	6,700	Lattice Semiconductor
				Corporation(b)	29,346

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Index Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (82.2%)	Value	Shares	Common Stock (82.2%)	Value

Information Technology -- continued			2,490	Ferro Corporation(c)	$44,422
4,420	Macromedia, Inc.(b)	$194,126	2,200	FMC Corporation(b)	119,768
2,900	Macrovision Corporation(b)	54,636	2,560	Glatfelter Company(c)	34,790
10,180	McAfee, Inc.(b)	305,705	3,040	Longview Fibre Company	57,152
9,300	McDATA Corporation(b,c)	44,733	3,960	Lubrizol Corporation	164,696
9,100	MEMC Electronic Materials, Inc.(b)	163,254	12,300	Lyondell Chemical Company	329,640
4,540	Mentor Graphics Corporation(b)	37,546	2,700	Martin Marietta Materials, Inc.	213,057
3,910	Micrel, Inc.(b,c)	39,100	1,270	Minerals Technologies, Inc.	67,894
12,235	Microchip Technology, Inc.	369,130	4,080	Olin Corporation(c)	72,950
5,000	MoneyGram International, Inc.	121,500	3,600	Packaging Corporation
5,720	MPS Group, Inc.(b)	71,214		of America(c)	73,044
3,250	National Instruments		1,600	Potlatch Corporation(c)	71,568
	Corporation(c)	77,675	6,890	RPM International, Inc.	128,292
2,200	Newport Corporation(b)	28,688	1,400	Scotts Company	122,906
2,800	Plantronics, Inc.(c)	83,580	2,920	Sensient Technologies
2,600	Plexus Corporation(b)	45,942		Corporation(c)	51,655
5,500	Polycom, Inc.(b)	84,150	5,740	Sonoco Products Company	162,442
6,320	Powerwave Technologies, Inc.(b,c)	70,847	2,100	Steel Dynamics, Inc.(c)	65,037
3,050	Reynolds and Reynolds Company	80,947	5,920	Valspar Corporation	130,536
11,400	RF Micro Devices, Inc.(b,c)	59,736	4,000	Worthington Industries, Inc.(c)	80,480

4,100	RSA Security, Inc.(b,c)	46,740		Total Materials	2,629,723

10,300	SanDisk Corporation(b)	606,567
4,360	Semtech Corporation(b,c)	65,749	Telecommunications Services (0.4%)
2,600	Silicon Laboratories, Inc.(b,c)	83,642	14,110	Cincinnati Bell, Inc.(b)	55,876
1,900	SRA International, Inc.(b)	62,358	6,010	Telephone and Data Systems, Inc.	227,298

5,260	Sybase, Inc.(b)	117,035		Total Telecommunications
8,380	Synopsys, Inc.(b)	158,801		Services	283,174

3,440	Tech Data Corporation(b)	119,162
2,080	Transaction Systems		Utilities (6.4%)
	Architects, Inc.(b)	56,181	4,660	AGL Resources, Inc.	163,985
8,379	TriQuint Semiconductor, Inc.(b,c)	35,192	6,670	Alliant Energy Corporation	176,422
5,900	UTStarcom, Inc.(b,c)	32,568	5,675	Aqua America, Inc.	192,269
10,670	Vishay Intertechnology, Inc.(b)	120,998	21,490	Aquila, Inc.(b)	76,075
12,600	Western Digital Corporation(b,c)	152,460	1,980	Black Hills Corporation(c)	82,309
4,300	Wind River Systems, Inc.(b,c)	56,330	7,220	DPL, Inc.	186,059
4,200	Zebra Technologies Corporation(b)	181,062	4,570	Duquesne Light Holdings, Inc.(c)	76,273

	Total Information		8,550	Energy East Corporation	203,918
	Technology	9,425,571	7,000	Equitable Resources, Inc.	270,550

			4,330	Great Plains Energy, Inc.(c)	124,314
Materials (3.6%)			4,640	Hawaiian Electric Industries, Inc.(c)	122,264
3,890	Airgas, Inc.	109,970	2,620	IDACORP, Inc.(c)	75,639
2,290	Albemarle Corporation(c)	80,356	6,950	MDU Resources Group, Inc.	229,142
3,040	Bowater, Inc.(c)	80,560	4,960	National Fuel Gas Company	149,494
3,670	Cabot Corporation(c)	125,184	7,660	Northeast Utilities
13,670	Chemtura Corporation	146,269		Service Company	139,335
2,350	Cytec Industries, Inc.(c)	97,055	6,140	NSTAR	167,008

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Index Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (82.2%)	Value	Shares	Common Stock (82.2%)		Value

Utilities -- continued			4,420	Vectren Corporation		$120,003
5,160	OGE Energy Corporation	$132,922	4,900	Westar Energy, Inc.		108,290
5,800	ONEOK, Inc.(c)	166,692	2,990	WGL Holdings, Inc.(c)		92,929
10,855	Pepco Holdings, Inc.	233,274	6,720	Wisconsin Energy Corporation		254,218
3,960	PNM Resources, Inc.	100,386	2,200	WPS Resources Corporation(c)		120,032

6,720	Puget Energy, Inc.(c)	144,077		Total Utilities		4,691,804

4,980	Questar Corporation	392,175

6,490	SCANA Corporation	257,458		Total Common Stock
10,370	Sierra Pacific Resources(b,c)	134,292		(cost $49,468,642)		60,455,959

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (15.0%)			Rate(d)	Date	Value

11,062,822	Thrivent Financial Securities Lending Trust			3.950%	N/A	$11,062,822

		Total Collateral Held for Securities Loaned
		(cost $11,062,822)				11,062,822

				Interest	Maturity
Shares	Short-Term Investments (2.8%)			Rate(d)	Date	Value

2,054,082	Thrivent Money Market Fund(e)			3.600%	N/A	$2,054,082

		Total Short-Term Investments (at amortized cost)				2,054,082

		Total Investments (cost $62,585,546)				$73,572,863

(a)	The categories of investments are shown as a percentage of total investments.

(b)	Non-income producing security.

(c)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e)	At October 31, 2005, $70,200 in cash was pledged as the initial margin deposit for the open financial futures contracts. In addition $2,054,082 of Short-Term Investments were earmarked as collateral to cover open financial futures contracts as follow:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Loss

S&P 400 Mini Futures	27	December 2005	Long	$1,898,100	$1,926,646	$28,546

The accompanying notes to the financial statements are an integral part of this schedule.

	Mid Cap Index Fund-I
	Schedule of Investments as of October 31, 2005(a)
Shares	Common Stock (81.1%)	Value	Shares	Common Stock (81.1%)	Value

Consumer Discretionary (13.0%)			700	Hovnanian Enterprises, Inc.(b,c)	$31,493
966	99 Cents Only Stores(b,c)	$9,322	755	International Speedway
1,875	Abercrombie & Fitch Company	97,481		Corporation	39,018
2,250	Advance Auto Parts, Inc.(b)	84,375	700	ITT Educational Services, Inc.(b)	38,696
1,100	Aeropostale, Inc.(b)	21,494	1,000	Laureate Education, Inc.(b,c)	49,400
2,914	American Eagle Outfitters, Inc.	68,625	1,475	Lear Corporation(c)	44,928
1,500	American Greetings Corporation	37,875	960	Lee Enterprises, Inc.(c)	37,642
1,500	AnnTaylor Stores Corporation(b)	36,405	635	Media General, Inc.	33,496
1,600	Applebee’s International, Inc.	35,056	2,900	Michaels Stores, Inc.	95,932
1,486	ArvinMeritor, Inc.(c)	23,821	740	Modine Manufacturing Company	24,464
380	Bandag, Inc.(c)	16,150	1,020	Mohawk Industries, Inc.(b)	79,611
1,195	Barnes & Noble, Inc.	43,211	2,300	O’Reilly Automotive, Inc.(b)	64,860
900	Beazer Homes USA, Inc.(c)	52,155	1,345	Outback Steakhouse, Inc.	50,653
2,015	Belo Corporation	43,524	1,600	Pacific Sunwear of California, Inc.(b)	40,032
615	Blyth, Inc.(c)	11,218	1,425	Payless ShoeSource, Inc.(b,c)	26,177
820	Bob Evans Farms, Inc.(c)	18,376	3,000	PETsMART, Inc.	70,500
1,565	Borders Group, Inc.	30,721	1,800	Pier 1 Imports, Inc.(c)	18,576
1,140	BorgWarner, Inc.	66,109	1,200	Polo Ralph Lauren Corporation	59,040
900	Boyd Gaming Corporation	37,125	2,115	Reader’s Digest Association, Inc.(c)	32,402
1,890	Brinker International, Inc.(b)	72,047	900	Regis Corporation(c)	34,524
1,450	Callaway Golf Company	20,662	1,500	Rent-A-Center, Inc.(b)	27,030
2,100	Career Education Corporation(b,c)	74,739	3,120	Ross Stores, Inc.	84,365
2,200	CarMax, Inc.(b,c)	59,114	1,400	Ruby Tuesday, Inc.(c)	30,674
900	Catalina Marketing Corporation(c)	23,454	1,000	Ryland Group, Inc.(c)	67,300
1,080	CBRL Group, Inc.	37,476	2,935	Saks, Inc.(b)	53,270
1,650	Cheesecake Factory, Inc.(b)	56,628	810	Scholastic Corporation(b)	26,366
3,800	Chico’s FAS, Inc.(b)	150,252	905	Sotheby’s Holdings, Inc.(b)	14,091
2,080	Claire’s Stores, Inc.	54,184	700	Thor Industries, Inc.	22,841
1,900	Corinthian Colleges, Inc.(b,c)	23,636	1,100	Timberland Company(b)	30,965
1,195	DeVry, Inc.(b,c)	27,007	2,400	Toll Brothers, Inc.(b)	88,584
2,302	Dollar Tree Stores, Inc.(b)	49,631	1,200	Tupperware Corporation	27,516
1,400	Education Management		2,200	Urban Outfitters, Inc.(b,c)	62,326
	Corporation(b)	43,176	975	Valassis Communications, Inc.(b)	30,469
800	Emmis Communications		80	Washington Post Company	59,600
	Corporation(b,c)	15,656	1,460	Westwood One, Inc.	27,010
800	Entercom Communications		2,470	Williams-Sonoma, Inc.(b)	96,602

	Corporation(b)	23,096		Total Consumer
3,300	Foot Locker, Inc.	64,152		Discretionary	3,519,723

1,200	Furniture Brands
	International, Inc.(c)	21,780	Consumer Staples (2.8%)
1,200	GameStop Corporation(b,c)	42,576	1,430	BJ’s Wholesale Club, Inc.(b)	40,726
3,300	Gentex Corporation	62,106	1,265	Church & Dwight Company, Inc.(c)	44,338
2,620	GTECH Holdings Corporation	83,421	3,157	Dean Foods Company(b)	114,126
1,300	Harman International		1,500	Energizer Holdings, Inc.(b)	75,735
	Industries, Inc.	129,818	1,625	Hormel Foods Corporation	51,675
1,235	Harte-Hanks, Inc.	31,616	1,295	J.M. Smucker Company(c)	59,194

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Index Fund-I
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (81.1%)	Value	Shares	Common Stock (81.1%)	Value

Consumer Staples -- continued			1,285	Bank of Hawaii Corporation	$66,023
545	Lancaster Colony Corporation(c)	$21,849	1,100	Brown & Brown, Inc.(c)	59,763
1,210	PepsiAmericas, Inc.	28,217	1,100	Cathay General Bancorp	42,889
780	Ruddick Corporation	17,168	910	City National Corporation	66,776
2,000	Smithfield Foods, Inc.(b)	59,160	3,200	Colonial BancGroup, Inc.	77,920
570	Tootsie Roll Industries, Inc.(c)	17,271	3,500	Commerce Bancorp, Inc.(c)	106,645
450	Universal Corporation	16,848	1,000	Cullen/Frost Bankers, Inc.	52,820
1,400	Whole Foods Market, Inc.	201,782	2,300	Developers Diversified

	Total Consumer Staples	748,089		Realty Corporation	100,464

			2,800	Eaton Vance Corporation	69,692
Energy (7.1%)			1,205	Everest Re Group, Ltd.	119,837
1,300	Arch Coal, Inc.(c)	100,191	3,318	Fidelity National Financial, Inc.	124,292
1,200	Cooper Cameron Corporation(b)	88,476	1	Fidelity National Title Group, Inc.(b)	14
1,200	Denbury Resources, Inc.(b)	52,356	1,900	First American Corporation	83,258
3,180	ENSCO International, Inc.	144,976	1,770	FirstMerit Corporation	46,675
1,500	FMC Technologies, Inc.(b)	54,690	1,100	Greater Bay Bancorp(c)	27,599
1,100	Forest Oil Corporation(b)	48,048	2,150	HCC Insurance Holdings, Inc.	64,500
2,630	Grant Prideco, Inc.(b)	102,281	1,300	Highwoods Properties, Inc.	36,673
1,710	Hanover Compressor Company(b,c)	21,991	1,030	Horace Mann Educators
1,125	Helmerich & Payne, Inc.	62,325		Corporation	19,992
2,700	Newfield Exploration Company(b)	122,391	1,600	Hospitality Properties Trust	63,520
3,580	Noble Energy, Inc.	143,379	1,500	Independence Community
670	Overseas Shipholding Group, Inc.	31,892		Bank Corporation	59,325
3,600	Patterson-UTI Energy, Inc.	122,868	1,300	IndyMac Bancorp, Inc.(c)	48,529
2,700	Peabody Energy Corporation	211,032	1,400	Investors Financial Services
2,860	Pioneer Natural Resources			Corporation(c)	53,452
	Company	143,143	1,100	Jefferies Group, Inc.	46,706
1,600	Plains Exploration &		1,300	LaBranche & Company, Inc.(b,c)	12,402
	Production Company(b)	62,400	2,342	Legg Mason, Inc.	251,320
1,300	Pogo Producing Company(c)	65,650	1,700	Leucadia National Corporation(c)	73,032
3,300	Pride International, Inc.(b)	92,631	1,900	Liberty Property Trust	79,211
4,500	Smith International, Inc.	145,800	1,200	Macerich Company	77,124
1,180	Tidewater, Inc.	54,233	1,400	Mack-Cali Realty Corporation	59,710
1,200	Western Gas Resources, Inc.	51,960	1,790	Mercantile Bankshares Corporation	100,884

	Total Energy	1,922,713	900	Mercury General Corporation(c)	54,405

			2,100	New Plan Excel Realty Trust, Inc.(c)	48,279
Financials (15.2%)			4,900	New York Community
1,675	A.G. Edwards, Inc.	70,886		Bancorp, Inc.(c)	79,233
1,065	Allmerica Financial Corporation(b)	40,576	1,315	Ohio Casualty Corporation	35,873
1,800	AMB Property Corporation	79,524	3,877	Old Republic International
1,100	American Financial Group, Inc.	37,598		Corporation	100,453
2,900	AmeriCredit Corporation(b)	64,815	1,970	PMI Group, Inc.	78,564
800	AmerUs Group Company(c)	47,296	1,555	Protective Life Corporation	68,171
1,900	Arthur J. Gallagher & Company(c)	55,898	1,800	Radian Group, Inc.	93,780
2,844	Associated Banc-Corp	88,761	1,200	Raymond James Financial, Inc.	40,836
1,745	Astoria Financial Corporation	48,773	1,683	Rayonier, Inc. REIT	64,341
The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Index Fund-I Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (81.1%)	Value	Shares	Common Stock (81.1%)	Value

Financials -- continued			700	Par Pharmaceutical
1,300	Regency Centers Corporation	$72,371		Companies, Inc.(b,c)	$18,116
1,400	SEI Investments Company	54,320	1,730	Perrigo Company(c)	23,130
600	StanCorp Financial Group, Inc.	55,260	2,200	Protein Design Labs, Inc.(b)	61,644
700	SVB Financial Group(b,c)	34,797	1,400	Renal Care Group, Inc.(b)	65,590
2,520	TCF Financial Corporation(c)	68,292	2,170	Sepracor, Inc.(b)	122,062
1,000	Texas Regional Bancshares, Inc.(c)	29,330	1,480	STERIS Corporation	33,759
2,800	United Dominion Realty Trust, Inc.	61,964	800	Techne Corporation(b)	43,376
1,015	Unitrin, Inc.	46,690	1,800	Triad Hospitals, Inc.(b)	74,034
2,300	W.R. Berkley Corporation	100,510	1,200	Universal Health Services, Inc.	56,568
1,700	Waddell & Reed Financial, Inc.	32,606	1,970	Valeant Pharmaceuticals
1,973	Washington Federal, Inc.	45,359		International	33,805
1,270	Webster Financial Corporation	58,636	2,800	Varian Medical Systems, Inc.(b)	127,568
1,700	Weingarten Realty Investors	60,452	700	Varian, Inc.(b)	25,739
825	Westamerica Bancorporation	43,981	1,700	VCA Antech, Inc.(b)	43,860
1,470	Wilmington Trust Corporation(c)	55,728	1,900	Vertex Pharmaceuticals, Inc.(b,c)	43,225

	Total Financials	4,109,405		Total Health Care	2,551,383

Health Care (9.4%)			Industrials (10.7%)
1,324	Advanced Medical Optics, Inc.(b)	47,240	1,830	Adesa, Inc.	39,162
1,045	Apria Healthcare Group, Inc.(b)	24,108	1,910	AGCO Corporation(b)	30,541
2,175	Barr Pharmaceuticals, Inc.(b)	124,954	1,900	AirTran Holdings, Inc.(b,c)	28,424
1,310	Beckman Coulter, Inc.	64,531	635	Alaska Air Group, Inc.(b,c)	20,022
1,200	Cephalon, Inc.(b,c)	54,708	950	Alexander & Baldwin, Inc.	46,493
1,500	Charles River Laboratories		800	Alliant Techsystems, Inc.(b)	56,176
	International, Inc.(b)	65,640	1,420	AMETEK, Inc.	57,837
1,800	Community Health Systems, Inc.(b)	66,798	510	Banta Corporation	25,673
1,270	Covance, Inc.(b)	61,786	1,205	Brink’s Company(c)	47,320
2,400	Cytyc Corporation(b)	60,840	3,620	C.H. Robinson Worldwide, Inc.	127,641
1,632	Dentsply International, Inc.	89,988	665	Carlisle Companies, Inc.	44,349
1,200	Edwards Lifesciences Corporation(b)	49,656	1,900	ChoicePoint, Inc.(b)	80,294
1,000	Gen-Probe, Inc.(b)	40,840	1,115	CNF, Inc.	62,741
2,350	Health Net, Inc.(b)	110,074	1,400	Copart, Inc.(b,c)	32,746
1,800	Henry Schein, Inc.(b)	71,352	800	Corporate Executive
1,230	Hillenbrand Industries, Inc.	56,666		Board Company	66,112
700	INAMED Corporation(b)	49,770	1,000	Crane Company	30,960
800	Intuitive Surgical, Inc.(b)	70,984	1,100	Deluxe Corporation	36,663
1,100	Invitrogen Corporation(b)	69,949	1,490	Donaldson Company, Inc.	46,562
4,425	IVAX Corporation(b,c)	126,334	1,400	Dun & Bradstreet Corporation(b)	88,648
1,100	LifePoint Hospitals, Inc.(b)	43,010	2,200	Expeditors International of
2,030	Lincare Holdings, Inc.(b)	82,926		Washington, Inc.	133,474
600	Martek Biosciences Corporation(b,c)	18,522	1,270	Fastenal Company(c)	89,065
6,322	Millennium Pharmaceuticals, Inc.(b)	57,657	1,095	Federal Signal Corporation(c)	17,761
2,185	Omnicare, Inc.	118,208	1,100	Flowserve Corporation(b)	38,500
1,850	PacifiCare Health Systems, Inc.(b)	152,366	1,125	GATX Corporation(c)	42,041

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Index Fund-I Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (81.1%)	Value	Shares	Common Stock (81.1%)	Value

Industrials -- continued			1,400	Alliance Data Systems
1,500	Graco, Inc.	$51,405		Corporation(b)	$49,784
730	Granite Construction, Inc.	24,900	1,800	Amphenol Corporation	71,946
830	Harsco Corporation	53,328	700	Anteon International
1,480	Herman Miller, Inc.	40,567		Corporation(b)	31,640
1,115	HNI Corporation	54,524	2,425	Arrow Electronics, Inc.(b)	71,562
1,355	Hubbell, Inc.	65,257	9,090	Atmel Corporation(b,c)	22,361
1,220	Jacobs Engineering Group, Inc.(b)	77,775	3,060	Avnet, Inc.(b)	70,533
2,560	JB Hunt Transport Services, Inc.	49,690	1,000	Avocent Corporation(b)	30,660
1,900	JetBlue Airways Corporation(b,c)	35,359	2,500	BISYS Group, Inc.(b)	31,700
1,700	Joy Global, Inc.	77,979	617	Cabot Microelectronics
490	Kelly Services, Inc.	13,563		Corporation(b,c)	18,140
865	Kennametal, Inc.	44,210	5,780	Cadence Design Systems, Inc.(b)	92,364
900	Korn/Ferry International(b,c)	15,498	1,350	CDW Corporation	76,072
1,850	Manpower, Inc.	83,768	3,000	Ceridian Corporation(b)	65,730
600	Mine Safety Appliances Company	25,134	1,100	Certegy, Inc.	41,206
1,100	MSC Industrial Direct		1,870	CheckFree Corporation(b)	79,475
	Company, Inc.	41,998	2,900	Cognizant Technology
760	Nordson Corporation	28,249		Solutions Corporation(b)	127,542
2,130	Pentair, Inc.	69,204	1,100	CommScope, Inc.(b,c)	21,472
2,800	Precision Castparts Corporation	132,608	2,100	Credence Systems Corporation(b,c)	16,170
2,400	Quanta Services, Inc.(b,c)	27,576	1,600	Cree, Inc.(b,c)	38,464
2,600	Republic Services, Inc.	91,910	1,045	CSG Systems International, Inc.(b)	24,568
740	Rollins, Inc.(c)	14,075	2,840	Cypress Semiconductor
275	Sequa Corporation(b,c)	16,968		Corporation(b,c)	38,624
1,540	SPX Corporation	66,251	1,490	Diebold, Inc.	53,849
900	Stericycle, Inc.(b)	51,804	1,390	DST Systems, Inc.(b)	78,007
1,150	Swift Transportation		800	Dycom Industries, Inc.(b,c)	15,944
	Company, Inc.(b,c)	20,988	800	F5 Networks, Inc.(b)	41,624
485	Tecumseh Products Company(c)	9,763	1,400	Fair Isaac Corporation	58,464
835	Teleflex, Inc.(c)	55,269	2,500	Fairchild Semiconductor
1,200	Thomas & Betts Corporation(b)	46,704		International, Inc.(b)	38,500
1,700	Timken Company	48,212	1,300	Gartner Group, Inc.(b,c)	15,652
820	Trinity Industries, Inc.(c)	31,201	2,790	Harris Corporation	114,669
1,400	United Rentals, Inc.(b,c)	27,398	700	Imation Corporation	29,967
1,175	Werner Enterprises, Inc.	21,056	2,400	Ingram Micro, Inc.(b)	43,440
1,200	Yellow Roadway Corporation(b,c)	54,540	4,155	Integrated Device
820	York International Corporation	46,010		Technology, Inc.(b)	41,051

	Total Industrials	2,903,946	1,500	International Rectifier

				Corporation(b)	44,385
Information Technology (12.6%)			3,200	Intersil Corporation(c)	72,832
8,200	3Com Corporation(b)	31,570	1,600	Jack Henry & Associates, Inc.(c)	28,768
5,777	Activision, Inc.(b)	91,109	1,900	KEMET Corporation(b,c)	13,148
1,545	Acxiom Corporation	32,970	2,900	Lam Research Corporation(b)	97,846
1,290	ADTRAN, Inc.	39,022	2,500	Lattice Semiconductor
400	Advent Software, Inc.(b,c)	12,288		Corporation(b)	10,950

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Index Fund-I
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (81.1%)	Value	Shares	Common Stock (81.1%)	Value

Information Technology -- continued			800	FMC Corporation(b)	$43,552
1,600	Macromedia, Inc.(b)	$70,272	940	Glatfelter Company(c)	12,775
1,100	Macrovision Corporation(b)	20,724	1,120	Longview Fibre Company	21,056
3,695	McAfee, Inc.(b)	110,961	1,370	Lubrizol Corporation	56,978
3,300	McDATA Corporation(b,c)	15,873	4,410	Lyondell Chemical Company	118,188
3,300	MEMC Electronic Materials, Inc.(b)	59,202	905	Martin Marietta Materials, Inc.	71,414
1,650	Mentor Graphics Corporation(b)	13,646	570	Minerals Technologies, Inc.	30,472
1,400	Micrel, Inc.(b,c)	14,000	1,585	Olin Corporation(c)	28,340
4,460	Microchip Technology, Inc.	134,558	1,300	Packaging Corporation
1,800	MoneyGram International, Inc.	43,740		of America(c)	26,377
2,125	MPS Group, Inc.(b)	26,456	700	Potlatch Corporation(c)	31,311
1,150	National Instruments Corporation(c)	27,485	2,515	RPM International, Inc.	46,829
900	Newport Corporation(b)	11,736	400	Scotts Company	35,116
1,000	Plantronics, Inc.(c)	29,850	1,010	Sensient Technologies
900	Plexus Corporation(b)	15,903		Corporation(c)	17,867
2,090	Polycom, Inc.(b)	31,977	2,075	Sonoco Products Company	58,722
2,400	Powerwave Technologies, Inc.(b,c)	26,904	700	Steel Dynamics, Inc.(c)	21,679
1,155	Reynolds and Reynolds Company	30,654	2,200	Valspar Corporation	48,510
4,100	RF Micro Devices, Inc.(b,c)	21,484	1,500	Worthington Industries, Inc.(c)	30,180

1,500	RSA Security, Inc.(b)	17,100		Total Materials	940,980

3,800	SanDisk Corporation(b)	223,782
1,600	Semtech Corporation(b)	24,128	Telecommunications Services (0.4%)
900	Silicon Laboratories, Inc.(b)	28,953	5,060	Cincinnati Bell, Inc.(b)	20,038
700	SRA International, Inc.(b)	22,974	2,135	Telephone and Data Systems, Inc.	80,746

1,900	Sybase, Inc.(b)	42,275		Total Telecommunications
3,000	Synopsys, Inc.(b)	56,850		Services	100,784

1,245	Tech Data Corporation(b)	43,127
885	Transaction Systems		Utilities (6.4%)
	Architects, Inc.(b)	23,904	1,685	AGL Resources, Inc.	59,295
3,115	TriQuint Semiconductor, Inc.(b,c)	13,083	2,375	Alliant Energy Corporation	62,819
2,100	UTStarcom, Inc.(b,c)	11,592	2,025	Aqua America, Inc.(c)	68,607
3,795	Vishay Intertechnology, Inc.(b)	43,035	7,895	Aquila, Inc.(b)	27,948
4,600	Western Digital Corporation(b,c)	55,660	670	Black Hills Corporation(c)	27,852
1,500	Wind River Systems, Inc.(b)	19,650	2,645	DPL, Inc.	68,162
1,500	Zebra Technologies Corporation(b)	64,665	1,550	Duquesne Light Holdings, Inc.(c)	25,870

	Total Information		3,065	Energy East Corporation	73,100
	Technology	3,422,271	2,600	Equitable Resources, Inc.	100,490

			1,730	Great Plains Energy, Inc.(c)	49,668
Materials (3.5%)			1,870	Hawaiian Electric Industries, Inc.(c)	49,274
1,395	Airgas, Inc.	39,437	1,025	IDACORP, Inc.(c)	29,592
880	Albemarle Corporation(c)	30,879	2,500	MDU Resources Group, Inc.	82,425
1,045	Bowater, Inc.(c)	27,692	1,870	National Fuel Gas Company	56,362
1,275	Cabot Corporation(c)	43,490	2,725	Northeast Utilities
4,920	Chemtura Corporation	52,644		Service Company	49,568
765	Cytec Industries, Inc.	31,594	2,330	NSTAR	63,376
890	Ferro Corporation(c)	15,878	1,965	OGE Energy Corporation	50,618

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Index Fund-I
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (81.1%)	Value	Shares	Common Stock (81.1%)		Value

Utilities -- continued			1,700	Westar Energy, Inc.		$37,570
2,100	ONEOK, Inc.(c)	$60,354	1,080	WGL Holdings, Inc.(c)		33,566
4,032	Pepco Holdings, Inc.	86,648	2,410	Wisconsin Energy Corporation		91,170
1,495	PNM Resources, Inc.	37,898	800	WPS Resources Corporation(c)		43,648

2,425	Puget Energy, Inc.(c)	51,992		Total Utilities		1,718,175

1,805	Questar Corporation(d)	142,144

2,390	SCANA Corporation	94,811		Total Common Stock
3,770	Sierra Pacific Resources(b,c)	48,822		(cost $16,681,686)		21,937,469

1,640	Vectren Corporation	44,526

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (14.8%)			Rate(e)	Date	Value

3,998,252	Thrivent Financial Securities Lending Trust			3.950%	N/A	$3,998,252

	Total Collateral Held for Securities Loaned
	(cost $3,998,252)					3,998,252

				Interest	Maturity
Shares	Short-Term Investments (4.1%)			Rate(e)	Date	Value

1,116,858	Thrivent Money Market Fund(d)			3.600%	N/A	$1,116,858

	Total Short-Term Investments (at amortized cost)					1,116,858

	Total Investments (cost $21,796,796)					$27,052,579

(a)	The categories of investments are shown as a percentage of total investments.

(b)	Non-income producing security.

(c)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d)	At October 31, 2005, $43,200 in cash was pledged as the initial margin deposit for the open financial futures contracts. In addition 1,805 shares in Questar Corporation common stock valued at $142,144 and $1,116,858 of Short-Term Investments were earmarked as collateral to cover open financial futures contracts as follow:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Gain

S&P 400 Mini Futures	17	December 2005	Long	$1,195,100	$1,191,963	$3,137

(e) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	Partner International Stock Fund
	Schedule of Investments as of October 31, 2005(a)
Shares	Common Stock (83.3%)	Value	Shares	Common Stock (83.3%)	Value

Australia (1.7%)			France (5.8%)
191,100	AMP, Ltd.(b)	$1,045,920	243,804	Axa SA(b,c)	$7,062,076
49,021	BHP Billiton, Ltd.(b)	760,313	76,700	Carrefour SA(b,c)	3,411,302
114,300	Brambles Industries, Ltd.(b,c)	724,951	15,195	France Telecom SA(b,c)	395,048
334,500	Lend Lease Corporation, Ltd.(b)	3,418,783	5,588	Hermes International(b,c)	1,253,833
318,400	Macquarie Infrastructure Group(b)	819,188	29,615	LVMH Moet Hennessy
171,900	Transurban Group(b,c)	825,015		Louis Vuitton SA(b,c)	2,398,677

	Total Australia	7,594,170	18,613	Sanofi-Aventis(b,c)	1,491,244

			48,000	Schneider Electric SA(b,c)	3,944,790
Austria (0.1%)			17,809	Societe Generale(b,c)	2,034,166
23,300	Telekom Austria AG(b)	482,255	14,683	Total SA(b,c)	3,695,191

	Total Austria	482,255		Total France	25,686,327

Belgium (0.5%)			Germany (4.4%)
63,800	Fortis(b)	1,816,289	22,800	Adidas-Salomon AG(b,c)	3,826,861
9,487	UCB SA(b)	469,106	4,314	Allianz AG(b)	610,356

	Total Belgium	2,285,395	82,300	Commerzbank AG(b)	2,155,789

			156,500	Deutsche Post AG-REG(b)	3,490,528
Bermuda (0.3%)			44,089	Hypo Real Estate Holding AG(b)	2,132,805
94,500	Esprit Holdings, Ltd.(b)	669,472	78,600	Metro AG(b,c)	3,575,254
785,000	Johnson Electric Holdings, Ltd.(b,c)	710,997	48,400	Siemens AG(b)	3,605,261

	Total Bermuda	1,380,469		Total Germany	19,396,854

Brazil (1.9%)			Greece (1.9%)
31,400	Companhia Vale do Rio		298,100	Agricultural Bank of Greece(b,d)	1,757,661
	Doce SP ADR	1,158,660	28,002	Cosmote Mobile
104,490	Petroleo Brasileiro SA ADR	6,357,006		Telecommunications SA(b)	576,974
57,400	Tele Norte Leste Participacoes SA(c)	1,015,980	62,400	Greek Organization of

	Total Brazil	8,531,646		Football Prognostics SA(b)	1,806,309

			107,200	Hellenic Telecommunication
Canada (0.2%)				Organization SA(b,d)	2,212,413
25,400	Telus Corporation	957,580	55,170	National Bank of Greece SA(b)	2,152,820

	Total Canada	957,580		Total Greece	8,506,177

China (0.2%)			Hong Kong (1.0%)
986,000	PetroChina Company, Ltd.(b)	756,140	538,000	China Unicom, Ltd.(b)	414,120

	Total China	756,140	316,000	Li & Fung, Ltd.(b)	678,095

			363,700	Swire Pacific, Ltd.(b)	3,272,305

Denmark (0.4%)				Total Hong Kong	4,364,520

31,022	Novo Nordisk AS(b)	1,592,358

	Total Denmark	1,592,358	Ireland (0.5%)

			132,500	Anglo Irish Bank
Finland (1.2%)				Corporation plc(b)	1,796,658
113,550	Nokia Oyj(b)	1,902,738	20,700	CRH plc(b)	517,302

263,000	Stora Enso Oyj(b)	3,364,597		Total Ireland	2,313,960

	Total Finland	5,267,335

The accompanying notes to the financial statements are an integral part of this schedule.

106

Partner International Stock Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (83.3%)	Value	Shares	Common Stock (83.3%)	Value

Italy (4.0%)			890	Rakuten, Inc.(b,c)	$578,871
65,807	Assicurazioni Generali SPA(b,c)	$1,957,072	530	Resona Holdings, Inc.(b,c)	1,536,609
339,200	Banca Intesa SPA(b)	1,469,284	36,500	Secom Company, Ltd.(b)	1,821,165
57,500	Banca Popolare di Milano Scarl(b)	548,021	21,400	Sega Sammy Holdings, Inc.(b)	770,153
78,302	Eni SPA(b,c)	2,096,033	25,250	Shin-Etsu Chemical
26,500	Lottomatica SPA(b,c)	962,518		Company, Ltd.(b)	1,210,594
59,100	Mediobanca SPA(b,c)	1,046,532	3,800	SMC Corporation(b)	505,697
247,500	Saipem SPA(b,c)	3,542,329	198,000	Sompo Japan Insurance, Inc.(b)	2,975,790
2,797,300	Seat Pagine Gialle SPA(b,d)	1,299,417	43,500	Sony Corporation(b,c)	1,421,138
74,700	Toro Assicurazioni SPA(b)	1,184,582	418	Sumitomo Mitsui Financial
645,260	UniCredito Italiano SPA(b,c)	3,603,372		Group, Inc.(b,c)	3,860,416

	Total Italy	17,709,160	771,000	Sumitomo Trust and Banking

				Company, Ltd.(b)	6,563,778
Japan (18.9%)			39,900	Suzuki Motor Corporation(b)	686,064
17,050	Aiful Corporation(b)	1,275,302	11,500	T&D Holdings, Inc.(b)	723,168
46,500	Astellas Pharmaceutical, Inc.(b)	1,660,955	126,600	Takeda Pharmaceutical
14,400	Benesse Corporation(b)	510,662		Company, Ltd.(b)	6,939,338
213,000	Bridgestone Corporation(b)	4,350,654	156,000	Toray Industries, Inc.(b)	865,553
15,500	Canon, Inc.(b)	820,402	145,400	Toyota Motor Corporation(b)	6,742,267
27,500	Credit Saison Company, Ltd.(b,c)	1,247,692	7,820	USS Company, Ltd.(b)	535,439

63,000	Dai Nippon Printing			Total Japan	82,918,587

	Company, Ltd.(b)	1,030,949
21,100	Daikin Industries, Ltd.(b)	550,513	Luxembourg (0.6%)
15,500	Fanuc, Ltd.(b)	1,221,478	166,900	SES Global SA(b)	2,639,516

99,300	Fuji Photo Film Company, Ltd.(b)	3,159,633		Total Luxembourg	2,639,516

25,600	Hoya Corporation(b,c)	888,841
34,000	JSR Corporation(b,c)	801,474	Mexico (2.1%)
325	KDDI Corporation(b)	1,862,544	59,000	America Movil SA de CV ADR	1,548,750
3,500	Keyence Corporation(b)	805,356	165,500	Corporacion GEO SA de CV(d)	510,978
63,900	Kyocera Corporation(b)	4,144,331	88,300	Grupo Financiero
39,600	Leopalace21 Corporation(b)	1,027,139		Banorte SA de CV	752,787
54,400	MARUI Company, Ltd.(b)	902,445	29,000	Grupo Modelo SA	89,026
59,000	Matsushita Electric Industrial		12,400	Grupo Televisia SA ADR	906,440
	Company, Ltd.(b)	1,081,202	225,000	Telefonos de Mexico SA
147,400	Mitsubishi Corporation(b)	2,866,382		de CV ADR	4,540,500
50,000	Mitsubishi Estate		209,111	Wal-Mart de Mexico SA de CV	1,017,878

	Company, Ltd.(b,c)	739,132		Total Mexico	9,366,359

577	Mitsubishi UFJ Financial
	Group, Inc.(b)	7,251,996	Netherlands (3.3%)
133,000	Mitsui Fudosan Company, Ltd.(b,c)	2,177,226	134,800	ABN AMRO Holding NV(b)	3,188,576
72,000	Mitsui Trust Holdings, Inc.(b,c)	867,412	168,900	ING Groep NV(b)	4,871,482
14,000	Nidec Corporation(b,c)	798,545	21,000	Pyaterochka Holding NV GDR(b,d)	412,423
87,300	Nissan Motor Company, Ltd.(b,c)	915,222	29,164	Royal Numico NV(b,d)	1,181,247
16,000	Nitto Denko Corporation(b)	968,757	147,400	VNU NV(b,c)	4,690,744

6,700	ORIX Corporation(b)	1,256,303		Total Netherlands	14,344,472

The accompanying notes to the financial statements are an integral part of this schedule.

Partner International Stock Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (83.3%)	Value	Shares	Common Stock (83.3%)	Value

Norway (0.4%)			77,300	Enagas(b,c)	$1,367,082
8,564	Norsk Hydro ASA(b)	$849,680	130,300	Iberdrola SA(b,c)	3,489,179
40,800	Statoil ASA(b)	905,427	27,400	Indra Sistemas SA(b)	561,424

	Total Norway	1,755,107	101,500	Repsol YPF SA(b,c)	3,023,445

			35,590	Sacyr Vallehermoso SA(b,c)	943,293
Panama (0.3%)			56,858	Telefonica SA(b)	907,595
22,000	Carnival Corporation	1,092,740	10,616	Telefonica SA ADR	509,037

	Total Panama	1,092,740		Total Spain	20,858,567

Portugal (0.8%)			Sweden (0.7%)
386,000	Portugal Telecom SGPS SA(b)	3,490,284	168,600	Atlas Copco AB(b)	3,081,661

	Total Portugal	3,490,284		Total Sweden	3,081,661

Russia (0.1%)			Switzerland (7.9%)
18,200	NovaTek OAO GDR(d)	400,400	37,600	Compagnie Financiere

	Total Russia	400,400		Richemont AG(b)	1,430,351

			54,020	Credit Suisse Group(b)	2,389,285
Singapore (1.8%)			31,600	EFG International(b,d)	908,004
77,000	DBS Group Holdings, Ltd.(b)	697,060	6,850	Givaudan SA(b)	4,414,184
244,100	Keppel Corporation, Ltd.(b,c)	1,674,747	74,500	Holcim, Ltd.(b)	4,638,408
605,000	Singapore Telecommunications,		27,097	Nestle SA(b,c)	8,068,019
	Ltd.(b)	833,527	4,283	Nobel Biocare Holding AG(b)	987,348
482,500	United Overseas Bank, Ltd.(b)	3,939,021	46,779	Novartis AG(b)	2,515,868
79,000	Venture Corporation, Ltd.(b)	584,706	8,354	Roche Holding AG(b)	1,248,071

	Total Singapore	7,729,061	30,900	Swatch Group AG(b,c)	4,286,231

			43,739	UBS AG(b,c)	3,728,802

South Africa (0.2%)				Total Switzerland	34,614,571

70,800	Naspers, Ltd.(b)	1,022,282

	Total South Africa	1,022,282	Taiwan (0.3%)

			463,000	Acer, Inc.(b)	941,269
South Korea (2.3%)			34,200	Far EasTone Telecommunications
12,300	Hyundai Motor Company, Ltd.(b,d)	909,074		Company,	596,308

11,100	Kookmin Bank(b)	631,527		Total Taiwan	1,537,577

76,000	Kookmin Bank ADR(c)	4,439,920
39,000	LG Electronics, Inc.(b)	2,543,143	Turkey (0.5%)
2,730	Samsung Electronics		286,550	Turkiye Garanti Bankasi AS(b,d)	856,872
	Company, Ltd.(b)	1,453,524	168,320	Turkiye Is Bankasi (Isbank)(b)	1,174,516

	Total South Korea	9,977,188		Total Turkey	2,031,388

Spain (4.8%)			United Kingdom (14.2%)
463,207	Banco Bilbao Vizcaya		176,225	Barclays plc(b)	1,746,312
	Argentaria SA(b)	8,168,409	213,035	BP Amoco plc(b)	2,359,825
40,000	Cintra Concesiones de		274,600	Capita Group plc(b)	1,895,761
	Infraestructuras de Transporte SA(b,c) 474,425		15,332	Carnival plc(b)	777,471
26,700	Compania de Distribucion		381,281	GlaxoSmithKline plc(b)	9,916,479
	Integral Logista SA(b,c)	1,414,678	734,700	Group 4 Securicor plc(b)	1,958,593

The accompanying notes to the financial statements are an integral part of this schedule.

Partner International Stock Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (83.3%)	Value	Shares	Common Stock (83.3%)		Value

United Kingdom -- continued			99,299	Royal Dutch Shell plc(b)		$3,239,081
103,100	GUS plc(b)	$1,537,759	640,300	Signet Group plc(b)		1,152,653
84,000	iSOFT Group plc(b)	593,174	3,494,548	Vodafone Group plc(b,e)		9,174,271
67,100	Johnson Matthey plc(b)	1,390,181	129,100	William Hill plc(b)		1,221,652
1,041,191	Kingfisher plc(b)	3,907,875	500,860	WPP Group plc(b)		4,919,952

442,700	Lloyds TSB Group plc(b)	3,620,111		Total United Kingdom		62,246,172

607,400	Marks and Spencer Group plc(b)	4,490,137

325,000	Pearson plc(b)	3,614,173		Total Common Stock
43,020	Reckitt Benckiser plc(b)	1,299,844		(cost $321,960,089)		$365,930,278

123,900	Royal Bank of Scotland
	Group plc(b)	3,430,868

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (13.3%)			Rate(f)	Date	Value

58,619,277	Thrivent Financial Securities Lending Trust			3.950%	N/A	$58,619,277

		Total Collateral Held for Securities Loaned
		(cost $58,619,277)				58,619,277

Shares or
Principal				Interest	Maturity
Amount	Short-Term Investments (3.4%)			Rate(f)	Date	Value

$9,810,000	New Center Asset Trust		4.020%		11/1/2005	$9,810,000
5,011,720	Thrivent Money Market Fund		3.600		N/A	5,011,720

		Total Short-Term Investments (at amortized cost)				14,821,720

		Total Investments (cost $395,401,086)				$439,371,275

(a)	The categories of investments are shown as a percentage of total investments.

(b)	Security is fair valued as discussed in the notes to the financial statements.

(c)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d)	Non-income producing security.

(e)	Designated as cover for long settling trades as discussed in the notes to the financial statements.

(f)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(g)	Miscellaneous footnotes:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

GDR -- Global Depository Receipts, which are certificates for shares of an underlying foreigh security’s shares held by an issuing depository bank from more than one country.

The accompanying notes to the financial statements are an integral part of this schedule.

	Large Cap Growth Fund
	Schedule of Investments as of October 31, 2005(a)
Shares	Common Stock (94.1%)	Value	Shares	Common Stock (94.1%)	Value

Consumer Discretionary (14.9%)			24,350	Walt Disney Company	$593,410
8,500	Abercrombie & Fitch Company	$441,915	18,450	XM Satellite Radio
8,950	Amazon.com, Inc.(b)	356,926		Holdings, Inc.(b,c)	531,914
5,550	Apollo Group, Inc.(b)	349,761	4,500	Yum! Brands, Inc.	228,915

1,100	AutoZone, Inc.(b)	88,990		Total Consumer
17,650	Bed Bath & Beyond, Inc.(b)	715,178		Discretionary	28,007,593

18,062	Best Buy Company, Inc.	799,424
13,200	Cablevision Systems		Consumer Staples (7.1%)
	New York Group(b)	327,360	10,350	Altria Group, Inc.	776,768
28,150	Carnival Corporation	1,398,210	8,950	Avon Products, Inc.	241,560
6,900	Cheesecake Factory, Inc.(b,c)	236,808	19,200	Coca-Cola Company	821,376
3,800	Chico’s FAS, Inc.(b)	150,252	12,600	Colgate-Palmolive Company	667,296
23,900	Coach, Inc.(b)	769,102	45,300	CVS Corporation	1,105,773
15,385	Comcast Corporation(b)	421,703	5,000	Hershey Company	284,150
59,500	eBay, Inc.(b)	2,356,200	34,800	PepsiCo, Inc.	2,055,984
3,250	Getty Images, Inc.(b,c)	269,782	76,789	Procter & Gamble Company	4,299,416
3,150	Grupo Televisia SA ADR(c)	230,265	9,200	SYSCO Corporation	293,572
5,100	Harley-Davidson, Inc.	252,603	33,000	Wal-Mart Stores, Inc.	1,561,230
5,700	Harman International		17,690	Walgreen Company	803,657
	Industries, Inc.	569,202	6,900	William Wrigley Jr. Company	479,550

7,950	Harrah’s Entertainment, Inc.	480,816		Total Consumer Staples	13,390,332

37,920	Home Depot, Inc.	1,556,237
9,050	IAC InterActiveCorp(b)	231,680	Energy (6.9%)
8,200	International Game Technology	217,218	11,188	Apache Corporation	714,130
8,550	J.C. Penney Company, Inc.		3,250	Arch Coal, Inc.(c)	250,478
	(Holding Company)	437,760	7,750	Baker Hughes, Inc.	425,940
3,800	KB Home	248,330	15,550	BJ Services Company	540,362
14,550	Kohl’s Corporation(b)	700,292	4,300	Bronco Drilling Company, Inc.(b)	104,232
4,550	Lennar Corporation(c)	252,889	6,350	Burlington Resources, Inc.	458,597
29,550	Lowe’s Companies, Inc.	1,795,754	15,700	ConocoPhillips	1,026,466
9,450	Marriott International, Inc.	563,409	21,650	El Paso Corporation	256,769
14,250	McDonald’s Corporation	450,300	11,150	ENSCO International, Inc.	508,328
13,250	McGraw-Hill Companies, Inc.	648,455	5,250	EOG Resources, Inc.	355,845
12,800	MGM MIRAGE(b,c)	478,336	23,470	Exxon Mobil Corporation	1,317,606
20,050	News Corporation ADR(c)	301,953	21,350	Global Industries, Ltd.(b)	271,358
13,050	NIKE, Inc.	1,096,852	10,400	Halliburton Company	614,640
14,650	Nordstrom, Inc.	507,622	3,100	Hercules Offshore, Inc.(b)	67,487
6,900	PETsMART, Inc.	162,150	7,550	Nabors Industries, Ltd.(b)	518,156
8,200	Pixar, Inc.(b)	415,986	7,000	National Oilwell Varco, Inc.(b)	437,290
6,500	Pulte Homes, Inc.	245,635	4,000	Patterson-UTI Energy, Inc.	136,520
52,075	Staples, Inc.	1,183,665	8,500	Peabody Energy Corporation	664,360
30,400	Starbucks Corporation(b)	859,712	11,700	Range Resources Corporation(c)	417,573
13,100	Starwood Hotels & Resorts		5,350	Rowan Companies, Inc.	176,496
	Worldwide, Inc.	765,433	15,830	Schlumberger, Ltd.	1,436,889
38,250	Target Corporation	2,130,142	4,250	Todco	190,188
48,740	Time Warner, Inc.	869,034	14,100	Transocean, Inc.(b)	810,609
10,333	Viacom, Inc.	320,013	1,750	Valero Energy Corporation	184,170

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Growth Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (94.1%)	Value	Shares	Common Stock (94.1%)	Value

Energy -- continued			13,200	Community Health
5,150	Weatherford International, Ltd.(b)	$322,390		Systems, Inc.(b)	$489,852
16,700	XTO Energy, Inc.	725,782	14,400	Eli Lilly and Company	716,976

	Total Energy	12,932,661	4,600	Fisher Scientific

				International, Inc.(b)	259,900
Financials (10.2%)			7,850	Forest Laboratories, Inc.(b)	297,594
9,100	AFLAC, Inc.	434,798	37,950	Genentech, Inc.(b)	3,438,270
22,350	American Express Company	1,112,360	16,450	Genzyme Corporation(b)	1,189,335
21,000	American International		30,950	Gilead Sciences, Inc.(b)	1,462,388
	Group, Inc.	1,360,800	55,458	Johnson & Johnson	3,472,780
4,950	Bear Stearns Companies, Inc.	523,710	13,300	Medco Health Solutions, Inc.(b)	751,450
5,800	Capital One Financial Corporation	442,830	46,230	Medtronic, Inc.	2,619,392
36,850	Charles Schwab Corporation	560,120	12,050	Novartis AG ADR	648,531
2,650	Chicago Mercantile Exchange	967,648	37,355	Pfizer, Inc.	812,098
33,396	Citigroup, Inc.	1,528,869	4,100	Sanofi-Aventis ADR	164,492
17,600	Countrywide Financial Corporation	559,152	26,700	Schering-Plough Corporation	543,078
3,650	Federal Home Loan		4,900	Sepracor, Inc.(b,c)	275,625
	Mortgage Corporation	223,928	28,050	St. Jude Medical, Inc.(b)	1,348,364
11,000	Franklin Resources, Inc.	972,070	13,950	Stryker Corporation	572,926
4,500	Golden West Financial Corporation	264,285	26,950	Teva Pharmaceutical
13,400	Goldman Sachs Group, Inc.	1,693,358		Industries, Ltd.(c)	1,027,334
5,600	Legg Mason, Inc.	600,936	72,750	UnitedHealth Group, Inc.	4,211,498
6,980	Lehman Brothers Holdings, Inc.	835,297	11,550	Varian Medical Systems, Inc.(b)	526,218
25,200	MBNA Corporation	644,364	21,950	WellPoint, Inc.(b)	1,639,226
16,300	Merrill Lynch & Company, Inc.	1,055,262	27,210	Wyeth	1,212,478
11,300	Moody’s Corporation	601,838	16,050	Zimmer Holdings, Inc.(b)	1,023,508

5,600	Morgan Stanley	304,696		Total Health Care	37,770,788

6,450	Northern Trust Corporation	345,720
5,750	PNC Financial Services Group, Inc.	349,082	Industrials (7.1%)
8,600	Prudential Financial, Inc.	625,994	6,250	3M Company	474,875
19,600	SLM Corporation	1,088,388	24,450	AMR Corporation(b,c)	330,320
6,200	State Street Corporation	342,426	8,550	Boeing Company	552,672
6,550	T. Rowe Price Group, Inc.	429,156	9,250	Burlington Northern
4,350	UBS AG	372,664		Santa Fe Corporation	574,055
6,850	Wells Fargo & Company	412,370	13,350	Caterpillar, Inc.	702,076
10,500	Willis Group Holdings, Ltd.(c)	389,970	3,550	Chicago Bridge and

	Total Financials	19,042,091		Iron Company(c)	79,165

			10,250	Danaher Corporation	534,025
Health Care (20.1%)			2,500	Deere & Company	151,700
18,710	Abbott Laboratories	805,466	5,950	Emerson Electric Company	413,822
11,800	Aetna, Inc.	1,045,008	9,700	FedEx Corporation	891,721
10,400	Alcon, Inc.	1,382,160	5,300	General Dynamics Corporation	616,390
43,900	Amgen, Inc.(b)	3,325,864	110,220	General Electric Company	3,737,560
5,250	Biogen Idec, Inc.(b)	213,308	4,400	Illinois Tool Works, Inc.	372,944
4,400	Cardinal Health, Inc.	275,044	6,300	L-3 Communications Holdings, Inc. 490,266
29,729	Caremark Rx, Inc.(b)	1,557,800	4,350	Monster Worldwide, Inc.(b)	142,724
8,250	Celgene Corporation(b,c)	462,825	3,850	Precision Castparts Corporation	182,336

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Growth Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (94.1%)	Value	Shares	Common Stock (94.1%)	Value

Industrials -- continued			55,550	Motorola, Inc.	$1,230,988
6,350	Robert Half International, Inc.	$234,188	42,500	Nasdaq (100) Trust(c)	1,651,975
5,650	Rockwell Automation, Inc.	300,298	23,650	Network Appliance, Inc.(b)	647,064
4,400	Textron, Inc.	316,976	21,015	Nokia Oyj ADR	353,472
14,500	Tyco International, Ltd.	382,655	78,095	Oracle Corporation(b)	990,245
10,300	United Parcel Service, Inc.	751,282	40,800	Parametric Technology
20,030	United Technologies Corporation	1,027,138		Corporation(b,c)	265,608

	Total Industrials	13,259,188	12,450	Paychex, Inc.	482,562

			72,850	QUALCOMM, Inc.(d)	2,896,516
Information Technology (24.7%)			6,800	Red Hat, Inc.(b,c)	157,896
24,250	Accenture, Ltd.	638,018	10,150	SAP AG(c)	435,841
30,050	Adobe Systems, Inc.	969,112	6,400	Stellent, Inc.(b,c)	58,688
10,000	Advanced Micro Devices, Inc.(b)	232,200	38,350	Symantec Corporation(b)	914,648
11,650	Altera Corporation(b)	193,972	17,050	Tekelec, Inc.(b,c)	233,926
19,750	Amdocs, Ltd.(b)	522,782	45,200	Texas Instruments, Inc.	1,290,460
7,260	Analog Devices, Inc.	252,503	26,200	webMethods, Inc.(b,c)	182,352
21,500	Apple Computer, Inc.(b)	1,238,185	7,850	Xilinx, Inc.	188,008
31,650	Applied Materials, Inc.	518,427	78,350	Yahoo!, Inc.(b)	2,896,600

12,700	Automatic Data Processing, Inc.	592,582		Total Information
29,150	Avaya, Inc.(b)	335,808		Technology	46,335,711

16,750	Broadcom Corporation(b)	711,205
119,350	Cisco Systems, Inc.(b)	2,082,658	Materials (0.9%)
14,650	Citrix Systems, Inc.(b)	403,900	6,200	Freeport-McMoRan Copper &
7,250	Cognizant Technology			Gold, Inc.	306,404
	Solutions Corporation(b)	318,855	11,900	Monsanto Company	749,819
1,900	Computer Sciences Corporation(b)	97,375	11,700	Praxair, Inc.	578,097

16,650	Comverse Technology, Inc.(b)	417,915		Total Materials	1,634,320

52,100	Corning, Inc.(b)	1,046,689
93,000	Dell, Inc.(b)	2,964,840	Miscellaneous (0.8%)
25,220	Electronic Arts, Inc.(b)	1,434,514	11,000	Midcap SPDR Trust(c)	1,402,500

116,480	EMC Corporation(b)	1,626,061		Total Miscellaneous	1,402,500

16,950	First Data Corporation	685,628
8,550	Google, Inc.(b)	3,181,797	Telecommunications Services (1.4%)
4,400	Infosys Technologies, Ltd. ADR(c)	299,200	5,900	ALLTEL Corporation	364,974
97,800	Intel Corporation	2,298,300	28,650	America Movil SA de CV ADR	752,062
10,100	International Business		11,950	American Tower Corporation(b)	285,008
	Machines Corporation	826,988	5,750	NII Holdings, Inc.(b,c)	476,790
33,600	Juniper Networks, Inc.(b)	783,888	32,429	Sprint Nextel Corporation	755,920

19,000	Linear Technology Corporation	630,990		Total Telecommunications
59,300	Lucent Technologies, Inc.(b,c)	169,005		Services	2,634,754

17,000	Marvell Technology Group, Ltd.(b)	788,970

20,400	Maxim Integrated Products, Inc.	707,472		Total Common Stock
21,400	Micromuse, Inc.(b,c)	153,438		(cost $170,094,109)	176,409,938

168,700	Microsoft Corporation	4,335,585

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Growth Fund
Schedule of Investments as of October 31, 2005(a)
		Interest	Maturity
Shares	Collateral Held for Securities Loaned (3.9%)	Rate(e)	Date	Value

7,339,698	Thrivent Financial Securities Lending Trust	3.950%	N/A	$7,339,698

	Total Collateral Held for Securities Loaned
	(cost $7,339,698)			7,339,698

		Interest	Maturity
Shares	Short-Term Investments (2.0%)	Rate(e)	Date	Value

3,842,301	Thrivent Money Market Fund	3.600%	N/A	$3,842,301

	Total Short-Term Investments (at amortized cost)			3,842,301

	Total Investments (cost $181,276,108)			$187,591,937

(a)	The categories of investments are shown as a percentage of total investments.

(b)	Non-income producing security.

(c)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d)	At October 31, 2005, 1,900 shares of QUALCOMM, Inc. common stock valued at $75,544 were earmarked as collateral to cover call options written as follows:

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain

QUALCOMM, Inc.	19	$40	November 2005	$(2,755)	$1,499

(e)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(f)	Miscellaneous footnote:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.

	Large Cap Value Fund
	Schedule of Investments as of October 31, 2005(a)
Shares	Common Stock (93.4%)	Value	Shares	Common Stock (93.4%)	Value

Consumer Discretionary (9.0%)			Financials (27.0%)
49,300	Barnes & Noble, Inc.	$1,782,688	43,900	ACE, Ltd.(c)	$2,287,190
47,800	Clear Channel		34,900	Allstate Corporation	1,842,371
	Communications, Inc.	1,454,076	56,000	American International
60,600	Comcast Corporation(b)	1,686,498		Group, Inc.	3,628,800
20,430	Discovery Holding Company(b,c)	287,859	59,600	Aon Corporation	2,017,460
27,100	Federated Department Stores, Inc.	1,663,127	192,180	Bank of America Corporation	8,405,953
44,200	Home Depot, Inc.	1,813,968	36,000	Capital One Financial Corporation	2,748,600
50,400	J.C. Penney Company, Inc.		25,600	Chubb Corporation	2,380,032
	(Holding Company)	2,580,480	50,100	CIT Group, Inc.	2,291,073
38,300	Johnson Controls, Inc.(c)	2,606,315	221,732	Citigroup, Inc.	10,150,891
207,700	Liberty Media Corporation(b)	1,655,369	27,800	City National Corporation(c)	2,039,964
126,000	McDonald’s Corporation	3,981,600	31,800	Equity Office Properties Trust	979,440
46,400	McGraw-Hill Companies, Inc.	2,270,816	10,000	Everest Re Group, Ltd.	994,500
36,300	Office Depot, Inc.(b)	999,339	52,140	Federal Home Loan
74,000	Sherwin-Williams Company	3,148,700		Mortgage Corporation	3,198,789
327,500	Time Warner, Inc.	5,839,325	27,600	Goldman Sachs Group, Inc.	3,487,812
22,700	Viacom, Inc.	703,019	26,680	Hartford Financial Services
135,400	Walt Disney Company	3,299,698		Group, Inc.	2,127,730

	Total Consumer		155,200	J.P. Morgan Chase & Company	5,683,424
	Discretionary	35,772,877	21,100	Lehman Brothers Holdings, Inc.	2,525,037

			68,100	Mellon Financial Corporation	2,158,089
Consumer Staples (6.5%)			100,800	Merrill Lynch & Company, Inc.	6,525,792
105,700	Altria Group, Inc.	7,932,785	57,100	Morgan Stanley	3,106,811
77,000	Archer-Daniels-Midland Company 1,876,490		43,000	Northern Trust Corporation	2,304,800
89,400	Kellogg Company	3,948,798	30,800	Piper Jaffray Companies(b,c)	1,057,980
83,010	Kimberly-Clark Corporation	4,718,288	18,200	PMI Group, Inc.(c)	725,816
143,200	Kroger Company(b)	2,849,680	67,800	PNC Financial Services Group, Inc.	4,116,138
36,800	PepsiCo, Inc.	2,174,144	77,900	Principal Financial Group, Inc.	3,866,177
28,600	Reynolds American, Inc.(c)	2,431,000	58,200	Prudential Financial, Inc.	4,236,378

	Total Consumer Staples	25,931,185	10,000	Simon Property Group, Inc.	716,200

			134,400	St. Paul Travelers Companies, Inc.	6,052,032
Energy (11.8%)			60,300	State Street Corporation	3,330,369
36,050	Apache Corporation	2,301,072	69,000	U.S. Bancorp	2,041,020
56,800	BP plc	3,771,520	55,040	Wachovia Corporation	2,780,621
110,414	Chevron Corporation	6,301,327	73,762	Washington Mutual, Inc.	2,920,975
125,812	ConocoPhillips	8,225,589	76,100	Wells Fargo & Company	4,581,220

50,500	Devon Energy Corporation	3,049,190		Total Financials	107,309,484

46,900	ENSCO International, Inc.(c)	2,138,171
244,900	Exxon Mobil Corporation	13,748,684	Health Care (8.3%)
36,000	Marathon Oil Corporation	2,165,760	28,300	Aetna, Inc.	2,506,248
28,800	Nabors Industries, Ltd.(b)	1,976,544	51,300	Baxter International, Inc.	1,961,199
16,800	National Oilwell Varco, Inc.(b)	1,049,496	6,000	Biotech HOLDRS Trust(c)	1,159,380
21,500	Transocean, Inc.(b)	1,236,035	18,800	CIGNA Corporation	2,178,356
16,800	Weatherford International, Ltd.(b,c) 1,051,680		21,600	Eli Lilly and Company	1,075,464

	Total Energy	47,015,068	43,000	Forest Laboratories, Inc.(b)	1,630,130

			24,200	GlaxoSmithKline plc(c)	1,258,158

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Value Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (93.4%)	Value	Shares	Common Stock (93.4%)	Value

Health Care -- continued			69,550	International Business
54,600	HCA, Inc.	$2,631,174		Machines Corporation	$5,694,754
54,560	Johnson & Johnson	3,416,547	187,300	Microsoft Corporation	4,813,610
47,108	Medco Health Solutions, Inc.(b)	2,661,602	91,500	Motorola, Inc.	2,027,640
24,300	Novartis AG ADR	1,307,826	90,800	National Semiconductor
227,500	Pfizer, Inc.	4,945,850		Corporation	2,054,804
81,700	Sanofi-Aventis ADR	3,277,804	120,950	Nokia Oyj ADR	2,034,379
56,000	Schering-Plough Corporation	1,139,040	193,700	Tellabs, Inc.(b)	1,851,772

44,400	Wyeth	1,978,464		Total Information

	Total Health Care	33,127,242		Technology	31,766,968

Industrials (12.7%)			Materials (3.1%)
72,200	AMR Corporation(b,c)	975,422	69,450	Alcoa, Inc.	1,686,940
34,400	Canadian National		84,400	E.I. du Pont de Nemours
	Railway Company	2,493,312		and Company	3,518,636
48,700	Caterpillar, Inc.	2,561,133	51,140	International Paper Company	1,492,265
14,400	Deere & Company	873,792	62,500	MeadWestvaco Corporation	1,638,750
72,900	Emerson Electric Company	5,070,195	9,200	Phelps Dodge Corporation	1,108,324
10,900	General Dynamics Corporation	1,267,670	53,100	Praxair, Inc.	2,623,671

160,300	General Electric Company	5,435,773		Total Materials	12,068,586

108,158	Honeywell International, Inc.	3,699,004
20,200	Lockheed Martin Corporation	1,223,312	Telecommunications Services (4.1%)
33,100	Northrop Grumman Corporation	1,775,815	29,300	ALLTEL Corporation	1,812,498
66,500	Parker-Hannifin Corporation	4,168,220	79,120	BellSouth Corporation	2,058,702
100,500	Republic Services, Inc.(c)	3,552,675	158,687	SBC Communications, Inc.	3,784,685
144,000	Steelcase, Inc.(c)	2,062,080	187,092	Sprint Nextel Corporation	4,361,115
17,900	Terex Corporation(b)	983,963	107,264	Verizon Communications, Inc.	3,379,889
33,700	Textron, Inc.	2,427,748	39,200	Vodafone Group plc ADR	1,029,392

191,200	Tyco International, Ltd.	5,045,768		Total Telecommunications
49,100	Union Pacific Corporation	3,396,738		Services	16,426,281

69,200	United Technologies Corporation	3,548,576

	Total Industrials	50,561,196	Utilities (2.9%)

			27,670	Dominion Resources, Inc.	2,105,134
Information Technology (8.0%)			29,000	Entergy Corporation	2,050,880
77,900	Accenture, Ltd.	2,049,549	67,100	Exelon Corporation	3,491,213
133,000	Amdocs, Ltd.(b)	3,520,510	52,200	FirstEnergy Corporation	2,479,500
62,220	Applied Materials, Inc.	1,019,164	37,000	PPL Corporation	1,159,580

36,400	Comverse Technology, Inc.(b)	913,640		Total Utilities	11,286,307

103,000	Hewlett-Packard Company	2,888,120

39,100	Hyperion Solutions			Total Common Stock
	Corporation(b,c)	1,890,876		(cost $324,591,213)	371,265,194

42,900	Intel Corporation	1,008,150

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Value Fund
Schedule of Investments as of October 31, 2005(a)
		Interest	Maturity
Shares	Collateral Held for Securities Loaned (3.5%)	Rate(d)	Date	Value

14,008,574	Thrivent Financial Securities Lending Trust	3.950%	N/A	$14,008,574

	Total Collateral Held for Securities Loaned
	(cost $14,008,574)			14,008,574

		Interest	Maturity
Shares	Short-Term Investments (3.1%)	Rate(d)	Date	Value

12,242,985	Thrivent Money Market Fund	3.600%	N/A	$12,242,985

	Total Short-Term Investments (at amortized cost)			12,242,985

	Total Investments (cost $350,842,772)			$397,516,753

(a)	The categories of investments are shown as a percentage of total investments.

(b)	Non-income producing security.

(c)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e)	Miscellaneous footnote:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.

	Large Cap Stock Fund
	Schedule of Investments as of October 31, 2005(a)
Shares	Common Stock (87.7%)	Value	Shares	Common Stock (87.7%)	Value

Consumer Discretionary (11.7%)			700,500	PepsiCo, Inc.	$41,385,540
157,400	American Eagle Outfitters, Inc.(b)	$3,706,770	671,900	Procter & Gamble Company	37,619,681
239,900	Best Buy Company, Inc.	10,617,974	949,000	Wal-Mart Stores, Inc.	44,897,190
114,600	Black & Decker Corporation	9,412,098	208,100	Walgreen Company(b)	9,453,983

132,300	Brunswick Corporation(b)	5,044,599		Total Consumer Staples	252,942,790

1,173,100	Comcast Corporation(c)	32,154,671
479,266	D.R. Horton, Inc.	14,708,674	Energy (8.5%)
324,700	eBay, Inc.(c)	12,858,120	131,700	Apache Corporation	8,406,411
99,200	Federated Department Stores, Inc.	6,087,904	396,600	BJ Services Company	13,781,850
146,300	Fortune Brands, Inc.	11,114,411	216,800	BP plc	14,395,520
324,600	H&R Block, Inc.	8,069,556	281,200	Burlington Resources, Inc.	20,308,264
149,100	Harley-Davidson, Inc.(b)	7,384,923	737,551	Chevron Corporation	42,092,036
369,500	Hilton Hotels Corporation	7,186,775	529,800	ConocoPhillips	34,638,324
864,600	Home Depot, Inc.	35,483,184	73,300	ENSCO International, Inc.	3,341,747
262,200	J.C. Penney Company, Inc.		1,766,146	Exxon Mobil Corporation	99,151,438
	(Holding Company)	13,424,640	133,800	Nabors Industries, Ltd.(b,c)	9,182,694
194,100	Kohl’s Corporation(c)	9,342,033	173,800	National Oilwell Varco, Inc.(c)	10,857,286
242,100	Lowe’s Companies, Inc.	14,712,417	202,000	Patterson-UTI Energy, Inc.(b)	6,894,260
934,100	McDonald’s Corporation	29,517,560	154,300	Peabody Energy Corporation	12,060,088
306,800	McGraw-Hill Companies, Inc.	15,014,792	92,100	Rowan Companies, Inc.(b)	3,038,379
149,700	MGM MIRAGE(b,c)	5,594,289	129,500	Schlumberger, Ltd.	11,754,715
119,200	NIKE, Inc.	10,018,760	121,700	Smith International, Inc.	3,943,080
679,600	Nordstrom, Inc.	23,548,140	92,300	Valero Energy Corporation	9,713,652
146,200	PETsMART, Inc.	3,435,700	182,100	XTO Energy, Inc.	7,914,066

366,800	Pulte Homes, Inc.	13,861,372		Total Energy	311,473,810

497,700	Staples, Inc.	11,312,721
306,240	Starwood Hotels & Resorts		Financials (16.3%)
	Worldwide, Inc.	17,893,603	388,300	Allstate Corporation	20,498,357
476,000	Target Corporation	26,508,440	197,300	American Capital
1,547,000	Time Warner, Inc.	27,583,010		Strategies, Ltd.(b)	7,410,588
115,400	Viacom, Inc.	3,573,938	776,100	American Express Company	38,626,497
928,000	Walt Disney Company	22,615,360	789,652	American International
290,000	Yum! Brands, Inc.	14,752,300		Group, Inc.	51,169,450

	Total Consumer		155,280	Ameriprise Financial, Inc.(c)	5,779,522
	Discretionary	426,538,734	1,423,182	Bank of America Corporation	62,249,981

			120,700	Bear Stearns Companies, Inc.	12,770,060
Consumer Staples (6.9%)			159,600	Capital One Financial
707,800	Altria Group, Inc.	53,120,390		Corporation	12,185,460
174,700	Anheuser-Busch Companies, Inc.	7,208,122	154,700	Chubb Corporation	14,382,459
132,800	Bunge Limited Finance		250,700	CIT Group, Inc.	11,464,511
	Corporation(b)	6,897,632	1,667,848	Citigroup, Inc.	76,354,081
318,100	Coca-Cola Company	13,608,318	236,100	Federal Home Loan
297,200	Constellation Brands, Inc.(b,c)	6,996,088		Mortgage Corporation(b)	14,484,735
622,300	CVS Corporation	15,190,343	221,900	Federal National Mortgage
80,500	Kellogg Company	3,555,685		Association	10,544,688
119,200	Kimberly-Clark Corporation	6,775,328	293,600	Goldman Sachs Group, Inc.	37,102,232
220,300	Kraft Foods, Inc.(b)	6,234,490

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Stock Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (87.7%)	Value	Shares	Common Stock (87.7%)	Value

Financials -- continued			337,900	WellPoint, Inc.(c)	$25,234,372
138,400	Hartford Financial Services		683,900	Wyeth	30,474,584
	Group, Inc.	$11,037,400	123,000	Zimmer Holdings, Inc.(c)	7,843,710

903,984	J.P. Morgan Chase & Company	33,103,894		Total Health Care	485,278,787

184,200	Lehman Brothers Holdings, Inc.	22,043,214
109,000	Loews Corporation	10,134,820	Industrials (10.2%)
399,600	Merrill Lynch & Company, Inc.	25,870,104	104,800	3M Company	7,962,704
426,600	MetLife, Inc.	21,078,306	247,900	Burlington Northern
75,250	Morgan Stanley	4,094,352		Santa Fe Corporation	15,384,674
90,900	Progressive Corporation	10,527,129	226,000	C.H. Robinson Worldwide, Inc.	7,968,760
365,600	Prudential Financial, Inc.	26,612,024	101,200	Canadian National
120,900	SAFECO Corporation	6,734,130		Railway Company	7,334,976
191,900	Wachovia Corporation	9,694,788	204,400	Caterpillar, Inc.	10,749,396
499,800	Wells Fargo & Company	30,087,960	102,700	Danaher Corporation	5,350,670
113,100	Zions Bancorporation	8,309,457	84,400	Deere & Company	5,121,392

	Total Financials	594,350,199	281,000	Emerson Electric Company	19,543,550

			118,200	Fastenal Company(b)	8,289,366
Health Care (13.3%)			141,500	General Dynamics Corporation	16,456,450
432,500	Abbott Laboratories	18,619,125	2,679,000	General Electric Company	90,844,890
184,400	Aetna, Inc.	16,330,464	464,800	Honeywell International, Inc.	15,896,160
475,200	Amgen, Inc.(c)	36,001,152	188,000	Illinois Tool Works, Inc.	15,934,880
97,500	Bausch & Lomb, Inc.	7,233,525	424,500	Ingersoll-Rand Company	16,041,855
327,600	Baxter International, Inc.	12,524,148	366,300	JB Hunt Transport Services, Inc.(b)	7,109,883
188,000	C.R. Bard, Inc.	11,727,440	124,500	Lockheed Martin Corporation	7,539,720
420,200	Caremark Rx, Inc.(c)	22,018,480	147,200	Manpower, Inc.(b)	6,665,216
123,400	Eli Lilly and Company	6,144,086	540,800	Norfolk Southern Corporation	21,740,160
145,900	Fisher Scientific		187,900	Northrop Grumman Corporation	10,080,835
	International, Inc.(b,c)	8,243,350	120,600	PACCAR, Inc.	8,444,412
126,000	Genentech, Inc.(c)	11,415,600	974,000	Tyco International, Ltd.	25,703,860
147,100	Gilead Sciences, Inc.(c)	6,950,475	226,400	United Parcel Service, Inc.	16,513,616
145,800	Guidant Corporation	9,185,400	455,300	United Technologies Corporation	23,347,784

186,000	Henry Schein, Inc.(c)	7,373,040		Total Industrials	370,025,209

181,300	Humana, Inc.(b,c)	8,047,907
85,800	Invitrogen Corporation(b,c)	5,456,022	Information Technology (14.8%)
1,173,600	Johnson & Johnson	73,490,832	700,100	Adobe Systems, Inc.	22,578,225
137,000	Laboratory Corporation of		83,400	Affiliated Computer
	America Holdings(c)	6,610,250		Services, Inc.(b,c)	4,512,774
137,200	LifePoint Hospitals, Inc.(c)	5,364,520	223,300	Altera Corporation(c)	3,717,945
209,500	Medco Health Solutions, Inc.(c)	11,836,750	174,900	Analog Devices, Inc.	6,083,022
616,000	Medtronic, Inc.	34,902,560	468,800	Apple Computer, Inc.(c)	26,998,192
1,797,775	Pfizer, Inc.	39,083,628	393,000	Applied Materials, Inc.	6,437,340
185,500	Sanofi-Aventis ADR	7,442,260	277,300	Automatic Data Processing, Inc.	12,938,818
302,200	St. Jude Medical, Inc.(c)	14,526,754	2,336,900	Cisco Systems, Inc.(c)	40,778,905
256,900	Teva Pharmaceutical		154,700	Cognizant Technology
	Industries, Ltd.(b)	9,793,028		Solutions Corporation(c)	6,803,706
542,500	UnitedHealth Group, Inc.	31,405,325	445,400	Corning, Inc.(c)	8,948,086

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Stock Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (87.7%)	Value	Shares	Common Stock (87.7%)		Value

Information Technology -- continued			124,700	PPG Industries, Inc.		$7,478,259
1,079,000	Dell, Inc.(c)	$34,398,520	336,100	Praxair, Inc.		16,606,701
1,296,400	EMC Corporation(c)	18,097,744	96,400	Weyerhaeuser Company		6,105,976

211,592	First Data Corporation	8,558,896		Total Materials		83,422,007

188,500	Fiserv, Inc.(c)	8,233,680
496,000	Hewlett-Packard Company	13,907,840	Miscellaneous (0.4%)
2,422,800	Intel Corporation	56,935,800	114,900	S&P 500 Large Index
371,300	International Business			Depository Receipts(b)		13,816,725

	Machines Corporation	30,402,044		Total Miscellaneous		13,816,725

151,000	KLA-Tencor Corporation(b)	6,989,790
266,300	Linear Technology Corporation	8,843,823	Telecommunications Services (1.5%)
121,000	Marvell Technology Group, Ltd.(c) 5,615,610		581,571	SBC Communications, Inc.		13,870,468
166,600	Microchip Technology, Inc.(b)	5,026,322	1,253,285	Sprint Nextel Corporation		29,214,073
3,301,700	Microsoft Corporation	84,853,690	362,600	Verizon Communications, Inc.		11,425,526

1,377,200	Motorola, Inc.	30,518,752		Total Telecommunications
217,500	Network Appliance, Inc.(c)	5,950,800		Services		54,510,067

301,700	Nokia Oyj ADR	5,074,594
1,340,200	Oracle Corporation(c)	16,993,736	Utilities (1.8%)
403,000	QUALCOMM, Inc.	16,023,280	101,800	American Electric Power
504,200	Symantec Corporation(c)	12,025,170		Company, Inc.		3,864,328
815,900	Texas Instruments, Inc.	23,293,945	109,100	Edison International, Inc.		4,774,216
373,300	VeriSign, Inc.(b,c)	8,821,079	173,700	Entergy Corporation		12,284,064

	Total Information		189,300	Exelon Corporation(b)		9,849,279
	Technology	540,362,128	166,100	PG&E Corporation		6,042,718

			129,700	PPL Corporation		4,064,798
Materials (2.3%)			93,600	Sempra Energy		4,146,480
146,700	Ball Corporation	5,775,579	214,300	TXU Corporation		21,590,725

449,900	Dow Chemical Company	20,632,414		Total Utilities		66,616,608

105,500	Eastman Chemical Company	5,566,180

183,500	Georgia-Pacific Corporation	5,969,255		Total Common Stock
126,900	Phelps Dodge Corporation	15,287,643		(cost $2,447,267,479)		3,199,337,064

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (2.0%)			Rate(d)	Date	Value

74,365,656	Thrivent Financial Securities Lending Trust			3.950%	N/A	$74,365,656

		Total Collateral Held for Securities Loaned
		(cost $74,365,656)				74,365,656

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Stock Fund
Schedule of Investments as of October 31, 2005(a)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (10.3%)	Rate(d)	Date	Value

$10,180,000	Air Products and Chemicals, Inc.	4.030%	11/1/2005	$10,180,000
12,700,000	Air Products and Chemicals, Inc.	3.940	11/3/2005	12,697,220
1,500,000	Aquinas Funding, LLC	4.020	11/14/2005	1,497,822
37,530,000	Blue Spice, LLC	4.040	11/1/2005	37,530,000
15,980,000	BP Capital Markets plc	4.020	11/1/2005	15,980,000
10,000,000	Cargill, Inc.	4.020	11/15/2005	9,984,367
3,225,000	Ciesco, LLC	4.030	11/1/2005	3,225,000
2,800,000	Dexia Delaware, LLC	4.000	11/1/2005	2,800,000
3,600,000	Dexia Delaware, LLC	3.940	11/4/2005	3,598,818
4,001,000	Falcon Asset Securitization Corporation	4.000	11/2/2005	4,000,555
20,000,000	First Data Corporation	3.960	11/4/2005	19,993,400
25,000,000	First Data Corporation	4.000	11/10/2005	24,975,000
17,185,000	Jupiter Securitization Corporation	4.050	11/9/2005	17,169,534
10,000,000	Kitty Hawk Funding Corporation	3.940	11/1/2005	10,000,000
8,800,000	Kitty Hawk Funding Corporation	3.790	11/2/2005	8,799,073
17,329,000	Nestle Capital Corporation	4.020	11/8/2005	17,315,454
27,211,000	Novartis Finance Corporation	4.030	11/1/2005	27,211,000
15,000,000	Old Line Funding Corporation	4.050	11/1/2005	15,000,000
22,620,000	Paccar Financial Corporation	3.975	11/8/2005	22,602,517
20,000,000	Steamboat Funding Corporation	4.020	11/7/2005	19,986,633
20,000,000	Steamboat Funding Corporation	4.050	11/10/2005	19,979,750
27,657,596	Thrivent Money Market Fund	3.600	N/A	27,657,596
8,011,000	Thunder Bay Funding, Inc.	3.970	11/4/2005	8,008,350
25,000,000	Toyota Motor Credit Corporation	3.850	11/4/2005	24,991,979
9,396,000	Triple A-1 Funding	3.950	11/16/2005	9,380,536

	Total Short-Term Investments (at amortized cost)			374,564,604

	Total Investments (cost $2,896,197,739)			$3,648,267,324

(a)	The categories of investments are shown as a percentage of total investments.

(b)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(c)	Non-income producing security.

(d)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e)	Miscellaneous footnote:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.

	Large Cap Index Fund
	Schedule of Investments as of October 31, 2005(a)
Shares	Common Stock (94.4%)	Value	Shares	Common Stock (94.4%)	Value

Consumer Discretionary (10.1%)			1,700	Johnson Controls, Inc.	$115,685
1,200	Apollo Group, Inc.(b,c)	$75,624	1,200	Jones Apparel Group, Inc.	32,736
1,600	AutoNation, Inc.(b)	31,808	600	KB Home	39,210
500	AutoZone, Inc.(b)	40,450	700	Knight-Ridder, Inc.(c)	37,366
2,500	Bed Bath & Beyond, Inc.(b)	101,300	2,900	Kohl’s Corporation(b)	139,577
3,475	Best Buy Company, Inc.	153,804	1,800	Leggett & Platt, Inc.	36,072
1,100	Big Lots, Inc.(b,c)	12,727	1,100	Lennar Corporation(c)	61,138
700	Black & Decker Corporation	57,491	3,000	Limited Brands, Inc.	60,030
900	Brunswick Corporation(c)	34,317	1,000	Liz Claiborne, Inc.	35,200
3,700	Carnival Corporation	183,779	6,600	Lowe’s Companies, Inc.	401,082
1,100	Centex Corporation(c)	70,785	1,400	Marriott International, Inc.	83,468
1,400	Circuit City Stores, Inc.	24,906	3,500	Mattel, Inc.	51,625
4,500	Clear Channel		800	Maytag Corporation(c)	13,776
	Communications, Inc.	136,890	10,300	McDonald’s Corporation	325,480
3,200	Coach, Inc.(b)	102,976	3,200	McGraw-Hill Companies, Inc.	156,608
18,787	Comcast Corporation(b)	522,842	500	Meredith Corporation	24,950
700	Cooper Tire & Rubber Company(c)	9,562	1,400	New York Times Company(c)	38,136
2,300	D.R. Horton, Inc.	70,587	2,300	Newell Rubbermaid, Inc.(c)	52,877
1,700	Dana Corporation(c)	12,767	21,100	News Corporation	300,675
1,200	Darden Restaurants, Inc.	38,904	1,600	NIKE, Inc.	134,480
600	Dillard’s, Inc.(c)	12,426	1,800	Nordstrom, Inc.	62,370
2,700	Dollar General Corporation	52,488	2,700	Office Depot, Inc.(b)	74,331
600	Dow Jones & Company, Inc.(c)	20,346	700	OfficeMax, Inc.	19,614
2,400	Eastman Kodak Company(c)	52,560	1,500	Omnicom Group, Inc.	124,440
9,600	eBay, Inc.(b)	380,160	1,800	Pulte Homes, Inc.	68,022
1,300	Family Dollar Stores, Inc.(c)	28,782	1,200	RadioShack Corporation(c)	26,520
2,278	Federated Department Stores, Inc.	139,801	500	Reebok International, Ltd.	28,525
16,000	Ford Motor Company(c)	133,120	872	Sears Holdings Corporation(b,c)	104,858
1,200	Fortune Brands, Inc.	91,164	1,100	Sherwin-Williams Company	46,805
2,100	Gannett Company, Inc.	131,586	600	Snap-On, Inc.(c)	21,612
5,000	Gap, Inc.	86,400	700	Stanley Works	33,551
4,900	General Motors Corporation(c)	134,260	6,350	Staples, Inc.	144,336
1,600	Genuine Parts Company	70,992	6,400	Starbucks Corporation(b)	180,992
1,500	Goodyear Tire &		1,800	Starwood Hotels & Resorts
	Rubber Company(b,c)	23,460		Worldwide, Inc.	105,174
2,800	H&R Block, Inc.	69,608	7,600	Target Corporation	423,244
2,400	Harley-Davidson, Inc.(c)	118,872	1,200	Tiffany & Company	47,280
1,500	Harrah’s Entertainment, Inc.	90,720	38,950	Time Warner, Inc.	694,478
1,600	Hasbro, Inc.(c)	30,144	4,100	TJX Companies, Inc.	88,273
2,800	Hilton Hotels Corporation	54,460	2,300	Tribune Company	72,473
18,300	Home Depot, Inc.	751,032	1,900	Univision Communications, Inc.(b)	49,666
2,900	International Game Technology	76,821	900	VF Corporation	47,025
3,600	Interpublic Group of		13,600	Viacom, Inc.	421,192
	Companies, Inc.(b)	37,188	1,100	Visteon Corporation(c)	9,163
2,100	J.C. Penney Company, Inc.		17,400	Walt Disney Company	424,038
	(Holding Company)	107,520	1,000	Wendy’s International, Inc.	46,720

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Index Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (94.4%)	Value	Shares	Common Stock (94.4%)	Value

Consumer Discretionary -- continued			Energy (8.9%)
600	Whirlpool Corporation	$47,100	600	Amerada Hess Corporation	$75,060
2,400	Yum! Brands, Inc.	122,088	1,945	Anadarko Petroleum Corporation	176,431

	Total Consumer		2,722	Apache Corporation	173,745
	Discretionary	10,049,490	2,900	Baker Hughes, Inc.	159,384

			2,800	BJ Services Company	97,300
Consumer Staples (9.2%)			3,300	Burlington Resources, Inc.	238,326
650	Alberto-Culver Company	28,216	19,303	Chevron Corporation	1,101,622
3,000	Albertson’s, Inc.	75,330	11,896	ConocoPhillips	777,760
17,700	Altria Group, Inc.	1,328,385	4,000	Devon Energy Corporation	241,520
6,600	Anheuser-Busch Companies, Inc.	272,316	5,592	El Paso Corporation	66,321
5,496	Archer-Daniels-Midland Company	133,938	2,000	EOG Resources, Inc.	135,560
4,000	Avon Products, Inc.	107,960	54,100	Exxon Mobil Corporation	3,037,174
800	Brown-Forman Corporation	50,672	4,300	Halliburton Company	254,130
1,600	Campbell Soup Company(c)	46,560	900	Kerr-McGee Corporation	76,536
1,300	Clorox Company	70,356	900	Kinder Morgan, Inc.(c)	81,810
17,700	Coca-Cola Company	757,206	3,065	Marathon Oil Corporation	184,390
2,500	Coca-Cola Enterprises, Inc.	47,250	1,400	Murphy Oil Corporation	65,590
4,500	Colgate-Palmolive Company	238,320	1,300	Nabors Industries, Ltd.(b)	89,219
4,400	ConAgra Foods, Inc.(c)	102,388	1,400	National Oilwell Varco, Inc.(b)	87,458
1,700	Constellation Brands, Inc.(b,c)	40,018	1,300	Noble Corporation	83,694
4,100	Costco Wholesale Corporation	198,276	3,400	Occidental Petroleum Corporation	268,192
6,900	CVS Corporation	168,429	1,000	Rowan Companies, Inc.(c)	32,990
3,100	General Mills, Inc.	149,606	5,000	Schlumberger, Ltd.	453,850
3,000	H.J. Heinz Company	106,500	1,200	Sunoco, Inc.	89,400
1,600	Hershey Company	90,928	2,800	Transocean, Inc.(b)	160,972
2,200	Kellogg Company	97,174	2,600	Valero Energy Corporation	273,624
4,100	Kimberly-Clark Corporation	233,044	1,200	Weatherford International, Ltd.(b,c)	75,120
6,200	Kroger Company(b)	123,380	4,900	Williams Companies, Inc.	109,270
1,300	McCormick & Company, Inc.(c)	39,377	3,100	XTO Energy, Inc.	134,726

500	Molson Coors Brewing Company(c)	30,850		Total Energy	8,801,174

1,200	Pepsi Bottling Group, Inc.	34,116
14,290	PepsiCo, Inc.	844,253	Financials (19.9%)
28,710	Procter & Gamble Company	1,607,473	2,700	ACE, Ltd.	140,670
800	Reynolds American, Inc.(c)	68,000	4,300	AFLAC, Inc.	205,454
3,800	Safeway, Inc.	88,388	5,500	Allstate Corporation	290,345
6,700	Sara Lee Corporation	119,595	950	Ambac Financial Group, Inc.	67,346
1,200	SUPERVALU, Inc.	37,716	10,500	American Express Company	522,585
5,400	SYSCO Corporation	172,314	22,144	American International
2,300	Tyson Foods, Inc.	40,940		Group, Inc.	1,434,931
1,400	UST, Inc.(c)	57,946	2,100	Ameriprise Financial, Inc.(b)	78,162
21,600	Wal-Mart Stores, Inc.	1,021,896	3,000	AmSouth Bancorporation	75,690
8,800	Walgreen Company	399,784	2,700	Aon Corporation	91,395
1,500	William Wrigley Jr. Company	104,250	900	Apartment Investment &

	Total Consumer Staples	9,133,150		Management Company	34,560

			1,900	Archstone-Smith Trust	77,083
			34,394	Bank of America Corporation	1,504,394

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Index Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (94.4%)	Value	Shares	Common Stock (94.4%)	Value

Financials -- continued			2,100	Moody’s Corporation	$111,846
6,700	Bank of New York Company, Inc.	$209,643	9,400	Morgan Stanley	511,454
4,700	BB&T Corporation(c)	198,998	4,800	National City Corporation	154,704
900	Bear Stearns Companies, Inc.	95,220	4,100	North Fork Bancorporation, Inc.	103,894
2,500	Capital One Financial Corporation	190,875	1,700	Northern Trust Corporation	91,120
9,000	Charles Schwab Corporation	136,800	1,600	Plum Creek Timber
1,600	Chubb Corporation	148,752		Company, Inc.(c)	62,240
1,607	Cincinnati Financial Corporation	68,378	2,500	PNC Financial Services Group, Inc.	151,775
1,800	CIT Group, Inc.	82,314	2,600	Principal Financial Group, Inc.	129,038
44,306	Citigroup, Inc.	2,028,329	1,700	Progressive Corporation	196,877
1,500	Comerica, Inc.	86,670	2,000	ProLogis Trust	86,000
1,200	Compass Bancshares, Inc.(c)	58,512	4,400	Prudential Financial, Inc.	320,276
5,000	Countrywide Financial Corporation	158,850	800	Public Storage, Inc.	52,960
3,100	E*TRADE Financial Corporation(b)	57,505	4,001	Regions Financial Corporation(c)	130,233
3,600	Equity Office Properties Trust	110,880	1,200	SAFECO Corporation	66,840
2,600	Equity Residential REIT	102,050	1,600	Simon Property Group, Inc.	114,592
6,000	Federal Home Loan		3,600	SLM Corporation	199,908
	Mortgage Corporation	368,100	3,000	Sovereign Bancorp, Inc.(c)	64,710
8,300	Federal National Mortgage		5,764	St. Paul Travelers Companies, Inc.	259,553
	Association	394,416	2,800	State Street Corporation	154,644
800	Federated Investors, Inc.(c)	28,008	3,000	SunTrust Banks, Inc.	217,440
5,022	Fifth Third Bancorp	201,734	2,800	Synovus Financial Corporation	76,916
1,100	First Horizon National		1,300	T. Rowe Price Group, Inc.	85,176
	Corporation(c)	42,548	900	Torchmark Corporation(c)	47,547
1,300	Franklin Resources, Inc.	114,881	15,618	U.S. Bancorp	461,980
2,100	Golden West Financial Corporation	123,333	2,600	UnumProvident Corporation(c)	52,754
3,900	Goldman Sachs Group, Inc.	492,843	1,200	Vornado Realty Trust	97,200
2,500	Hartford Financial Services		13,536	Wachovia Corporation	683,839
	Group, Inc.	199,375	8,501	Washington Mutual, Inc.	336,650
2,010	Huntington Bancshares, Inc.(c)	46,753	14,600	Wells Fargo & Company	878,920
30,158	J.P. Morgan Chase & Company	1,104,386	1,300	XL Capital, Ltd.	83,278
2,000	Janus Capital Group, Inc.	35,100	900	Zions Bancorporation	66,123

1,150	Jefferson-Pilot Corporation	63,112		Total Financials	19,720,014

3,500	KeyCorp	112,840
2,300	Lehman Brothers Holdings, Inc.	275,241	Health Care (12.4%)
1,600	Lincoln National Corporation	80,976	13,300	Abbott Laboratories	572,565
1,100	Loews Corporation	102,278	2,500	Aetna, Inc.	221,400
700	M&T Bank Corporation(c)	75,306	1,100	Allergan, Inc.	98,230
4,500	Marsh & McLennan		900	AmerisourceBergen Corporation	68,643
	Companies, Inc.	131,175	10,336	Amgen, Inc.(b)	783,055
1,900	Marshall & Ilsley Corporation(c)	81,624	1,700	Applera Corporation
1,200	MBIA, Inc.	69,888		(Applied Biosystems Group)(c)	41,259
10,700	MBNA Corporation	273,599	500	Bausch & Lomb, Inc.(c)	37,095
3,600	Mellon Financial Corporation	114,084	5,300	Baxter International, Inc.	202,619
8,000	Merrill Lynch & Company, Inc.	517,920	2,100	Becton, Dickinson and Company	106,575
6,400	MetLife, Inc.	316,224	2,890	Biogen Idec, Inc.(b)	117,421
800	MGIC Investment Corporation	47,392	2,175	Biomet, Inc.(c)	75,755

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Index Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (94.4%)	Value	Shares	Common Stock (94.4%)	Value

Health Care -- continued			5,300	WellPoint, Inc.(b)	$395,804
5,100	Boston Scientific Corporation(b)	$128,112	11,500	Wyeth	512,440
16,800	Bristol-Myers Squibb Company	355,656	2,040	Zimmer Holdings, Inc.(b)	130,091

900	C.R. Bard, Inc.	56,142		Total Health Care	12,261,138

3,500	Cardinal Health, Inc.	218,785
3,700	Caremark Rx, Inc.(b)	193,880	Industrials (10.5%)
1,000	Chiron Corporation(b,c)	44,140	6,600	3M Company	501,468
1,100	CIGNA Corporation	127,457	2,000	Allied Waste Industries, Inc.(b,c)	16,280
1,350	Coventry Health Care, Inc.(b)	72,886	1,400	American Power Conversion
9,800	Eli Lilly and Company	487,942		Corporation	29,946
1,200	Express Scripts, Inc.(b)	90,492	1,500	American Standard Companies, Inc.	57,060
1,000	Fisher Scientific		1,000	Avery Dennison Corporation(c)	56,650
	International, Inc.(b)	56,500	6,900	Boeing Company	446,016
3,000	Forest Laboratories, Inc.(b)	113,730	3,200	Burlington Northern
2,200	Genzyme Corporation(b)	159,060		Santa Fe Corporation	198,592
3,800	Gilead Sciences, Inc.(b)	179,550	5,800	Caterpillar, Inc.	305,022
2,800	Guidant Corporation	176,400	9,000	Cendant Corporation	156,780
3,800	HCA, Inc.	183,122	1,100	Cintas Corporation	44,627
2,100	Health Management		900	Cooper Industries, Ltd.	63,801
	Associates, Inc.(c)	44,961	1,800	CSX Corporation	82,458
1,350	Hospira, Inc.(b)	53,798	400	Cummins, Inc.	34,148
1,300	Humana, Inc.(b)	57,707	2,000	Danaher Corporation	104,200
2,000	IMS Health, Inc.	46,460	2,100	Deere & Company	127,428
25,490	Johnson & Johnson	1,596,184	1,900	Dover Corporation	74,062
2,033	King Pharmaceuticals, Inc.(b)	31,369	1,200	Eaton Corporation	70,596
1,100	Laboratory Corporation of		3,500	Emerson Electric Company	243,425
	America Holdings(b)	53,075	1,200	Equifax, Inc.	41,364
800	Manor Care, Inc.	29,800	2,600	FedEx Corporation	239,018
2,600	McKesson Corporation	118,118	800	Fluor Corporation	50,880
2,625	Medco Health Solutions, Inc.(b)	148,312	1,700	General Dynamics Corporation	197,710
2,100	MedImmune, Inc.(b)	73,458	90,000	General Electric Company	3,051,900
10,400	Medtronic, Inc.	589,264	1,000	Goodrich Corporation(c)	36,070
18,800	Merck & Company, Inc.	530,536	7,300	Honeywell International, Inc.	249,660
600	Millipore Corporation(b)	36,732	1,700	Illinois Tool Works, Inc.	144,092
1,900	Mylan Laboratories, Inc.	36,499	2,900	Ingersoll-Rand Company	109,591
1,100	Patterson Companies, Inc.(b,c)	45,518	900	ITT Industries, Inc.	91,440
1,200	PerkinElmer, Inc.	26,484	1,000	L-3 Communications Holdings, Inc.	77,820
64,040	Pfizer, Inc.	1,392,230	3,100	Lockheed Martin Corporation	187,736
1,400	Quest Diagnostics, Inc.	65,394	3,700	Masco Corporation	105,450
12,900	Schering-Plough Corporation	262,386	1,000	Monster Worldwide, Inc.(b)	32,810
3,100	St. Jude Medical, Inc.(b)	149,017	700	Navistar International
2,400	Stryker Corporation	98,568		Corporation(b,c)	19,264
4,000	Tenet Healthcare Corporation(b)	33,680	3,400	Norfolk Southern Corporation	136,680
1,400	Thermo Electron Corporation(b)	42,266	3,034	Northrop Grumman Corporation	162,774
10,800	UnitedHealth Group, Inc.	625,212	1,425	PACCAR, Inc.	99,778
1,000	Waters Corporation(b)	36,200	1,200	Pall Corporation(c)	31,392
900	Watson Pharmaceuticals, Inc.(b)	31,104	1,000	Parker-Hannifin Corporation	62,680

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Index Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (94.4%)	Value	Shares	Common Stock (94.4%)	Value

Industrials -- continued			20,500	Dell, Inc.(b)	$653,540
2,000	Pitney Bowes, Inc.	$84,160	2,700	Electronic Arts, Inc.(b)	153,576
1,900	R.R. Donnelley & Sons Company	66,538	4,400	Electronic Data
3,800	Raytheon Company	140,410		Systems Corporation	102,564
1,400	Robert Half International, Inc.	51,632	21,100	EMC Corporation(b)	294,556
1,500	Rockwell Automation, Inc.	79,725	6,703	First Data Corporation	271,136
1,500	Rockwell Collins, Inc.	68,730	1,650	Fiserv, Inc.(b)	72,072
700	Ryder System, Inc.	27,769	3,499	Freescale Semiconductor, Inc.(b)	83,556
5,800	Southwest Airlines Company	92,858	2,400	Gateway, Inc.(b,c)	6,840
1,100	Textron, Inc.	79,244	24,241	Hewlett-Packard Company	679,718
17,238	Tyco International, Ltd.	454,911	52,100	Intel Corporation	1,224,350
2,200	Union Pacific Corporation	152,196	13,800	International Business
9,500	United Parcel Service, Inc.	692,930		Machines Corporation	1,129,944
8,800	United Technologies Corporation	451,264	1,500	Intuit, Inc.(b)	68,895
800	W.W. Grainger, Inc.	53,584	1,400	Jabil Circuit, Inc.(b)	41,790
4,800	Waste Management, Inc.	141,648	14,500	JDS Uniphase Corporation(b,c)	30,450

	Total Industrials	10,378,267	1,600	KLA-Tencor Corporation	74,064

			1,000	Lexmark International, Inc.(b)	41,520
Information Technology (14.4%)			2,700	Linear Technology Corporation	89,667
1,014	ADC Telecommunications, Inc.(b,c)	17,694	3,400	LSI Logic Corporation(b,c)	27,574
4,200	Adobe Systems, Inc.	135,450	38,700	Lucent Technologies, Inc.(b,c)	110,295
3,400	Advanced Micro Devices, Inc.(b,c)	78,948	2,800	Maxim Integrated Products, Inc.	97,104
1,000	Affiliated Computer		700	Mercury Interactive
	Services, Inc.(b,c)	54,110		Corporation(b,c)	24,353
4,100	Agilent Technologies, Inc.(b)	131,241	5,400	Micron Technology, Inc.(b,c)	70,146
3,200	Altera Corporation(b)	53,280	79,100	Microsoft Corporation	2,032,870
3,200	Analog Devices, Inc.	111,296	1,400	Molex, Inc.(c)	35,434
1,500	Andrew Corporation(b)	15,930	21,300	Motorola, Inc.	472,008
7,000	Apple Computer, Inc.(b)	403,130	3,000	National Semiconductor
13,700	Applied Materials, Inc.	224,406		Corporation	67,890
2,800	Applied Micro Circuits		1,600	NCR Corporation(b)	48,352
	Corporation(b)	6,832	3,100	Network Appliance, Inc.(b)	84,816
1,900	Autodesk, Inc.	85,747	3,300	Novell, Inc.(b,c)	25,146
4,900	Automatic Data Processing, Inc.	228,634	1,300	Novellus Systems, Inc.(b)	28,418
3,625	Avaya, Inc.(b,c)	41,760	1,400	NVIDIA Corporation(b,c)	46,970
1,900	BMC Software, Inc.(b)	37,221	32,500	Oracle Corporation(b)	412,100
2,400	Broadcom Corporation(b)	101,904	2,500	Parametric Technology
5,100	CIENA Corporation(b,c)	12,087		Corporation(b,c)	16,275
54,200	Cisco Systems, Inc.(b)	945,790	2,800	Paychex, Inc.	108,528
1,400	Citrix Systems, Inc.(b)	38,598	1,700	PMC-Sierra, Inc.(b,c)	12,070
4,000	Computer Associates		700	QLogic Corporation(b)	21,112
	International, Inc.	111,880	14,000	QUALCOMM, Inc.	556,640
1,600	Computer Sciences Corporation(b)	82,000	1,200	Sabre Holdings Corporation(c)	23,436
3,300	Compuware Corporation(b)	26,697	4,800	Sanmina-SCI Corporation(b,c)	17,520
1,700	Comverse Technology, Inc.(b)	42,670	1,300	Scientific-Atlanta, Inc.	46,072
1,300	Convergys Corporation(b)	21,125	4,400	Siebel Systems, Inc.(c)	45,540
13,400	Corning, Inc.(b)	269,206	8,400	Solectron Corporation(b)	29,652

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Index Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (94.4%)	Value	Shares	Common Stock (94.4%)	Value

Information Technology -- continued			1,100	Temple-Inland, Inc.	$40,513
30,200	Sun Microsystems, Inc.(b)	$120,800	900	United States Steel Corporation	32,877
10,347	Symantec Corporation(b)	246,776	900	Vulcan Materials Company	58,500
2,084	Symbol Technologies, Inc.	17,297	2,000	Weyerhaeuser Company	126,680

900	Tektronix, Inc.(c)	20,682		Total Materials	2,784,271

3,900	Tellabs, Inc.(b)	37,284
1,800	Teradyne, Inc.(b,c)	24,372	Telecommunications Services (2.9%)
14,200	Texas Instruments, Inc.	405,410	3,200	ALLTEL Corporation	197,952
3,000	Unisys Corporation(b)	15,330	6,860	AT&T Corporation	135,691
8,200	Xerox Corporation(b)	111,274	15,700	BellSouth Corporation	408,514
3,000	Xilinx, Inc.	71,850	1,200	CenturyTel, Inc.	39,276
10,800	Yahoo!, Inc.(b)	399,276	3,000	Citizens Communications

	Total Information			Company(c)	36,720
	Technology	14,226,546	13,200	Qwest Communications

				International, Inc.(b,c)	57,552
Materials (2.8%)			28,000	SBC Communications, Inc.	667,800
1,900	Air Products and Chemicals, Inc.	108,756	25,068	Sprint Nextel Corporation	584,335
7,500	Alcoa, Inc.	182,175	23,800	Verizon Communications, Inc.	749,938

700	Allegheny Technologies, Inc.(c)	20,097		Total Telecommunications
800	Ashland, Inc.	42,808		Services	2,877,778

1,000	Ball Corporation	39,370
1,000	Bemis Company, Inc.	26,420	Utilities (3.3%)
8,383	Dow Chemical Company	384,444	5,500	AES Corporation(b)	87,395
8,500	E.I. du Pont de Nemours		1,300	Allegheny Energy, Inc.(b)	36,738
	and Company	354,365	1,900	Ameren Corporation(c)	99,940
800	Eastman Chemical Company	42,208	3,300	American Electric Power
1,600	Ecolab, Inc.(c)	52,928		Company, Inc.	125,268
1,100	Engelhard Corporation	29,920	4,800	Calpine Corporation(b,c)	11,424
1,500	Freeport-McMoRan		2,700	CenterPoint Energy, Inc.(c)	35,748
	Copper & Gold, Inc.	74,130	1,800	Cinergy Corporation(c)	71,820
2,152	Georgia-Pacific Corporation	70,005	1,900	CMS Energy Corporation(b,c)	28,329
1,000	Hercules, Inc.(b,c)	11,140	2,100	Consolidated Edison, Inc.(c)	95,550
800	International Flavors &		1,500	Constellation Energy Group, Inc.	82,200
	Fragrances, Inc.	26,392	2,900	Dominion Resources, Inc.	220,632
4,200	International Paper Company	122,556	1,600	DTE Energy Company	69,120
1,000	Louisiana-Pacific Corporation(c)	24,930	8,000	Duke Energy Corporation	211,840
1,591	MeadWestvaco Corporation	41,716	2,400	Dynegy, Inc.(b,c)	10,656
2,284	Monsanto Company	143,915	2,700	Edison International, Inc.	118,152
3,800	Newmont Mining Corporation	161,880	1,700	Entergy Corporation	120,224
1,300	Nucor Corporation	77,805	5,750	Exelon Corporation	299,172
1,300	Pactiv Corporation(b)	25,610	2,800	FirstEnergy Corporation	133,000
800	Phelps Dodge Corporation	96,376	3,300	FPL Group, Inc.	142,098
1,600	PPG Industries, Inc.	95,952	1,500	KeySpan Corporation(c)	51,855
2,700	Praxair, Inc.	133,407	500	Nicor, Inc.(c)	19,600
1,300	Rohm and Haas Company	56,589	2,437	NiSource, Inc.(c)	57,635
700	Sealed Air Corporation(b)	35,217	500	Peoples Energy Corporation(c)	18,600
700	Sigma-Aldrich Corporation(c)	44,590	3,100	PG&E Corporation	112,778

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Index Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (94.4%)	Value	Shares	Common Stock (94.4%)		Value

Utilities -- continued			6,300	Southern Company(c)		$220,437
900	Pinnacle West Capital		1,900	TECO Energy, Inc.(c)		32,870
	Corporation(c)	$37,584	2,000	TXU Corporation		201,500
3,200	PPL Corporation	100,288	3,455	Xcel Energy, Inc.(c)		63,330

2,327	Progress Energy, Inc.	101,434		Total Utilities		3,240,457

2,000	Public Service Enterprise

	Group, Inc.	125,780		Total Common Stock
2,200	Sempra Energy	97,460		(cost $91,417,984)		93,472,285

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (4.9%)			Rate	Date	Value

4,844,539	Thrivent Financial Securities Lending Trust			3.950%	N/A	$4,844,539

		Total Collateral Held for Securities Loaned
		(cost $4,844,539)				4,844,539

				Interest	Maturity
Shares	Short-Term Investments (0.7%)			Rate(d)	Date	Value

742,456	Thrivent Money Market Fund(e)			3.600%	N/A	$742,456

		Total Short-Term Investments (at amortized cost)				742,456

		Total Investments (cost $97,004,979)				$99,059,280

(a)	The categories of investments are shown as a percentage of total investments.

(b)	Non-income producing security.

(c)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e)	At October 31, 2005, $34,650 in cash was pledged as the initial margin deposit for open financial contacts. In addition, $742,456 of Short-Term Investments were earmarked as collateral to cover open financial futures contract as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Loss

S&P 500 Mini Futures	12	December 2005	Long	$725,880	$738,204	$12,324
The accompanying notes to the financial statements are an integral part of this schedule.

	Large Cap Index Fund-I
	Schedule of Investments as of October 31, 2005(a)
Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value

Consumer Discretionary (10.3%)			504	Johnson Controls, Inc.	$34,297
355	Apollo Group, Inc.(b)	$22,372	354	Jones Apparel Group, Inc.	9,657
508	AutoNation, Inc.(b)	10,099	200	KB Home	13,070
152	AutoZone, Inc.(b)	12,297	101	Knight-Ridder, Inc.	5,391
857	Bed Bath & Beyond, Inc.(b)	34,726	958	Kohl’s Corporation(b)	46,109
1,141	Best Buy Company, Inc.	50,501	504	Leggett & Platt, Inc.	10,100
302	Big Lots, Inc.(b)	3,494	400	Lennar Corporation	22,232
201	Black & Decker Corporation	16,508	1,064	Limited Brands, Inc.	21,291
302	Brunswick Corporation	11,515	303	Liz Claiborne, Inc.	10,666
1,165	Carnival Corporation	57,866	2,174	Lowe’s Companies, Inc.	132,114
402	Centex Corporation(c)	25,869	555	Marriott International, Inc.	33,089
554	Circuit City Stores, Inc.	9,856	1,162	Mattel, Inc.	17,140
1,415	Clear Channel		250	Maytag Corporation(c)	4,305
	Communications, Inc.	43,044	3,285	McDonald’s Corporation	103,806
1,100	Coach, Inc.(b)	35,398	1,008	McGraw-Hill Companies, Inc.	49,332
6,116	Comcast Corporation(b)	170,208	100	Meredith Corporation	4,990
251	Cooper Tire & Rubber Company	3,429	454	New York Times Company(c)	12,367
800	D.R. Horton, Inc.	24,552	756	Newell Rubbermaid, Inc.	17,380
504	Dana Corporation(c)	3,785	6,900	News Corporation	98,325
380	Darden Restaurants, Inc.	12,320	557	NIKE, Inc.	46,816
201	Dillard’s, Inc.	4,163	604	Nordstrom, Inc.	20,929
871	Dollar General Corporation	16,932	907	Office Depot, Inc.(b)	24,970
200	Dow Jones & Company, Inc.(c)	6,782	201	OfficeMax, Inc.	5,632
858	Eastman Kodak Company(c)	18,790	503	Omnicom Group, Inc.	41,729
3,032	eBay, Inc.(b)	120,067	604	Pulte Homes, Inc.	22,825
505	Family Dollar Stores, Inc.	11,181	403	RadioShack Corporation(c)	8,906
769	Federated Department Stores, Inc.	47,194	200	Reebok International, Ltd.	11,410
5,154	Ford Motor Company(c)	42,881	275	Sears Holdings Corporation(b)	33,069
454	Fortune Brands, Inc.	34,490	353	Sherwin-Williams Company	15,020
704	Gannett Company, Inc.	44,113	100	Snap-On, Inc.	3,602
1,574	Gap, Inc.	27,199	201	Stanley Works	9,634
1,665	General Motors Corporation(c)	45,621	2,118	Staples, Inc.	48,142
554	Genuine Parts Company	24,581	2,220	Starbucks Corporation(b)	62,782
503	Goodyear Tire &		606	Starwood Hotels & Resorts
	Rubber Company(b,c)	7,867		Worldwide, Inc.	35,409
910	H&R Block, Inc.	22,623	2,428	Target Corporation	135,215
808	Harley-Davidson, Inc.	40,020	404	Tiffany & Company	15,918
502	Harrah’s Entertainment, Inc.	30,361	12,686	Time Warner, Inc.	226,191
404	Hasbro, Inc.	7,611	1,316	TJX Companies, Inc.	28,333
861	Hilton Hotels Corporation	16,746	806	Tribune Company	25,397
5,967	Home Depot, Inc.	244,886	706	Univision Communications, Inc.(b)	18,455
1,008	International Game Technology	26,702	202	VF Corporation	10,554
1,260	Interpublic Group of		4,423	Viacom, Inc.	136,980
	Companies, Inc.(b)	13,016	429	Visteon Corporation(c)	3,574
756	J.C. Penney Company, Inc.		5,611	Walt Disney Company	136,740
	(Holding Company)	38,707	302	Wendy’s International, Inc.	14,109

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Index Fund-I
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value

Consumer Discretionary -- continued			Energy (9.0%)
151	Whirlpool Corporation	$11,854	151	Amerada Hess Corporation	$18,890
859	Yum! Brands, Inc.	43,697	620	Anadarko Petroleum Corporation	56,240

	Total Consumer		846	Apache Corporation	54,000
	Discretionary	3,283,925	1,008	Baker Hughes, Inc.	55,400

			910	BJ Services Company	31,622
Consumer Staples (9.3%)			1,110	Burlington Resources, Inc.	80,164
201	Alberto-Culver Company	8,725	6,314	Chevron Corporation	360,340
959	Albertson’s, Inc.	24,080	3,824	ConocoPhillips	250,013
5,709	Altria Group, Inc.	428,460	1,212	Devon Energy Corporation	73,181
2,125	Anheuser-Busch Companies, Inc.	87,678	1,875	El Paso Corporation(c)	22,238
1,738	Archer-Daniels-Midland Company	42,355	606	EOG Resources, Inc.	41,075
1,412	Avon Products, Inc.	38,110	17,705	Exxon Mobil Corporation	993,953
200	Brown-Forman Corporation	12,668	1,462	Halliburton Company	86,404
460	Campbell Soup Company	13,386	251	Kerr-McGee Corporation	21,345
405	Clorox Company	21,919	253	Kinder Morgan, Inc.	22,998
5,823	Coca-Cola Company	249,108	1,066	Marathon Oil Corporation	64,131
811	Coca-Cola Enterprises, Inc.	15,328	500	Murphy Oil Corporation	23,425
1,365	Colgate-Palmolive Company	72,290	353	Nabors Industries, Ltd.(b)	24,226
1,512	ConAgra Foods, Inc.	35,184	500	National Oilwell Varco, Inc.(b)	31,235
600	Constellation Brands, Inc.(b)	14,124	404	Noble Corporation	26,010
1,361	Costco Wholesale Corporation	65,818	1,161	Occidental Petroleum Corporation	91,580
2,320	CVS Corporation	56,631	401	Rowan Companies, Inc.	13,229
1,060	General Mills, Inc.	51,156	1,715	Schlumberger, Ltd.	155,671
859	H.J. Heinz Company	30,494	402	Sunoco, Inc.	29,949
504	Hershey Company	28,642	957	Transocean, Inc.(b)	55,018
660	Kellogg Company	29,152	900	Valero Energy Corporation	94,716
1,364	Kimberly-Clark Corporation	77,530	300	Weatherford International, Ltd.(b)	18,780
2,072	Kroger Company(b)	41,233	1,563	Williams Companies, Inc.	34,855
404	McCormick & Company, Inc.	12,237	1,033	XTO Energy, Inc.	44,894

250	Molson Coors Brewing Company	15,425		Total Energy	2,875,582

308	Pepsi Bottling Group, Inc.	8,756
4,597	PepsiCo, Inc.	271,591	Financials (20.1%)
9,492	Procter & Gamble Company	531,457	857	ACE, Ltd.	44,650
202	Reynolds American, Inc.(c)	17,170	1,263	AFLAC, Inc.	60,346
1,261	Safeway, Inc.	29,331	1,770	Allstate Corporation	93,438
2,222	Sara Lee Corporation	39,663	203	Ambac Financial Group, Inc.	14,391
352	SUPERVALU, Inc.	11,063	3,388	American Express Company	168,621
1,768	SYSCO Corporation	56,417	7,127	American International Group, Inc. 461,830
700	Tyson Foods, Inc.	12,460	677	Ameriprise Financial, Inc.(b)	25,198
503	UST, Inc.	20,819	959	AmSouth Bancorporation	24,196
6,982	Wal-Mart Stores, Inc.	330,318	807	Aon Corporation	27,317
2,929	Walgreen Company	133,064	253	Apartment Investment &
505	William Wrigley Jr. Company	35,098		Management Company	9,715

	Total Consumer Staples	2,968,940	500	Archstone-Smith Trust	20,285

			11,134	Bank of America Corporation	487,001

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Index Fund-I
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value

Financials -- continued			3,131	Morgan Stanley	$170,358
2,272	Bank of New York Company, Inc.	$71,091	1,516	National City Corporation	48,861
1,612	BB&T Corporation	68,252	1,357	North Fork Bancorporation, Inc.	34,386
252	Bear Stearns Companies, Inc.	26,662	504	Northern Trust Corporation	27,014
805	Capital One Financial Corporation	61,462	556	Plum Creek Timber Company, Inc.	21,628
2,887	Charles Schwab Corporation	43,882	855	PNC Financial Services Group, Inc.	51,907
553	Chubb Corporation	51,412	860	Principal Financial Group, Inc.	42,682
450	Cincinnati Financial Corporation	19,148	606	Progressive Corporation	70,181
600	CIT Group, Inc.	27,438	700	ProLogis Trust	30,100
14,460	Citigroup, Inc.	661,979	1,467	Prudential Financial, Inc.	106,783
453	Comerica, Inc.	26,174	300	Public Storage, Inc.	19,860
400	Compass Bancshares, Inc.	19,504	1,323	Regions Financial Corporation	43,064
1,706	Countrywide Financial Corporation	54,200	402	SAFECO Corporation	22,391
1,100	E*TRADE Financial Corporation(b)	20,405	455	Simon Property Group, Inc.	32,587
1,212	Equity Office Properties Trust	37,330	1,262	SLM Corporation	70,079
858	Equity Residential REIT	33,676	1,000	Sovereign Bancorp, Inc.	21,570
2,019	Federal Home Loan		1,953	St. Paul Travelers Companies, Inc.	87,944
	Mortgage Corporation	123,866	1,008	State Street Corporation	55,672
2,728	Federal National		956	SunTrust Banks, Inc.	69,291
	Mortgage Association	129,635	908	Synovus Financial Corporation	24,943
203	Federated Investors, Inc.	7,107	351	T. Rowe Price Group, Inc.	22,998
1,607	Fifth Third Bancorp	64,553	352	Torchmark Corporation	18,596
254	First Horizon National Corporation	9,825	5,069	U.S. Bancorp	149,941
455	Franklin Resources, Inc.	40,208	857	UnumProvident Corporation(c)	17,389
706	Golden West Financial Corporation	41,463	400	Vornado Realty Trust	32,400
1,213	Goldman Sachs Group, Inc.	153,287	4,391	Wachovia Corporation	221,833
856	Hartford Financial Services		2,800	Washington Mutual, Inc.	110,880
	Group, Inc.	68,266	4,748	Wells Fargo & Company	285,830
726	Huntington Bancshares, Inc.	16,887	404	XL Capital, Ltd.	25,880
9,778	J.P. Morgan Chase & Company	358,070	152	Zions Bancorporation	11,167

706	Janus Capital Group, Inc.	12,390		Total Financials	6,425,071

430	Jefferson-Pilot Corporation	23,598
1,210	KeyCorp	39,010	Health Care (12.5%)
805	Lehman Brothers Holdings, Inc.	96,334	4,196	Abbott Laboratories	180,638
553	Lincoln National Corporation	27,987	806	Aetna, Inc.	71,379
354	Loews Corporation	32,915	303	Allergan, Inc.	27,058
200	M&T Bank Corporation	21,516	202	AmerisourceBergen Corporation	15,407
1,566	Marsh & McLennan		3,307	Amgen, Inc.(b)	250,538
	Companies, Inc.	45,649	454	Applera Corporation (Applied
506	Marshall & Ilsley Corporation	21,738		Biosystems Group)	11,019
429	MBIA, Inc.	24,985	201	Bausch & Lomb, Inc.	14,912
3,515	MBNA Corporation	89,879	1,769	Baxter International, Inc.	67,629
1,261	Mellon Financial Corporation	39,961	706	Becton, Dickinson and Company	35,830
2,678	Merrill Lynch & Company, Inc.	173,374	1,005	Biogen Idec, Inc.(b)	40,833
2,070	MetLife, Inc.	102,279	744	Biomet, Inc.	25,914
251	MGIC Investment Corporation	14,869	1,622	Boston Scientific Corporation(b)	40,745
706	Moody’s Corporation	37,602	5,456	Bristol-Myers Squibb Company	115,504

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Index Fund-I
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value

Health Care -- continued			Industrials (10.7%)
302	C.R. Bard, Inc.	$18,839	2,224	3M Company	$168,980
1,237	Cardinal Health, Inc.	77,325	554	Allied Waste Industries, Inc.(b,c)	4,510
1,300	Caremark Rx, Inc.(b)	68,120	405	American Power
304	Chiron Corporation(b,c)	13,419		Conversion Corporation	8,663
404	CIGNA Corporation	46,811	456	American Standard Companies, Inc.	17,346
450	Coventry Health Care, Inc.(b)	24,296	302	Avery Dennison Corporation	17,108
3,183	Eli Lilly and Company	158,482	2,274	Boeing Company	146,991
400	Express Scripts, Inc.(b)	30,164	1,058	Burlington Northern
300	Fisher Scientific International, Inc.(b)	16,950		Santa Fe Corporation	65,659
912	Forest Laboratories, Inc.(b)	34,574	1,918	Caterpillar, Inc.	100,868
706	Genzyme Corporation(b)	51,044	3,029	Cendant Corporation	52,765
1,300	Gilead Sciences, Inc.(b)	61,425	405	Cintas Corporation	16,431
906	Guidant Corporation	57,078	252	Cooper Industries, Ltd.	17,864
1,263	HCA, Inc.	60,864	654	CSX Corporation	29,960
657	Health Management Associates, Inc.	14,066	150	Cummins, Inc.	12,806
409	Hospira, Inc.(b)	16,299	704	Danaher Corporation	36,678
454	Humana, Inc.(b)	20,153	755	Deere & Company	45,813
654	IMS Health, Inc.	15,192	554	Dover Corporation	21,595
8,235	Johnson & Johnson	515,676	404	Eaton Corporation	23,767
673	King Pharmaceuticals, Inc.(b)	10,384	1,261	Emerson Electric Company	87,703
400	Laboratory Corporation of		403	Equifax, Inc.	13,891
	America Holdings(b)	19,300	907	FedEx Corporation	83,381
251	Manor Care, Inc.	9,350	202	Fluor Corporation	12,847
856	McKesson Corporation	38,888	554	General Dynamics Corporation	64,430
841	Medco Health Solutions, Inc.(b)	47,516	29,250	General Electric Company	991,868
707	MedImmune, Inc.(b)	24,731	301	Goodrich Corporation	10,857
3,334	Medtronic, Inc.	188,904	2,324	Honeywell International, Inc.	79,481
6,117	Merck & Company, Inc.	172,622	507	Illinois Tool Works, Inc.	42,973
150	Millipore Corporation(b)	9,183	1,008	Ingersoll-Rand Company	38,092
600	Mylan Laboratories, Inc.	11,526	252	ITT Industries, Inc.	25,603
400	Patterson Companies, Inc.(b,c)	16,552	300	L-3 Communications Holdings, Inc.	23,346
352	PerkinElmer, Inc.	7,769	1,062	Lockheed Martin Corporation	64,315
20,781	Pfizer, Inc.	451,779	1,261	Masco Corporation	35,938
406	Quest Diagnostics, Inc.	18,964	301	Monster Worldwide, Inc.(b)	9,876
4,143	Schering-Plough Corporation	84,269	150	Navistar International
1,012	St. Jude Medical, Inc.(b)	48,647		Corporation(b)	4,128
808	Stryker Corporation	33,185	1,110	Norfolk Southern Corporation	44,622
1,390	Tenet Healthcare Corporation(b)	11,704	1,046	Northrop Grumman Corporation	56,118
454	Thermo Electron Corporation(b)	13,706	543	PACCAR, Inc.	38,021
3,432	UnitedHealth Group, Inc.	198,678	251	Pall Corporation	6,566
354	Waters Corporation(b)	12,815	352	Parker-Hannifin Corporation	22,063
301	Watson Pharmaceuticals, Inc.(b)	10,403	655	Pitney Bowes, Inc.	27,562
1,720	WellPoint, Inc.(b)	128,450	601	R.R. Donnelley & Sons Company	21,047
3,739	Wyeth	166,610	1,259	Raytheon Company	46,520
739	Zimmer Holdings, Inc.(b)	47,126	405	Robert Half International, Inc.	14,936

	Total Health Care	3,981,244	454	Rockwell Automation, Inc.	24,130

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Index Fund-I
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value

Industrials -- continued			580	Fiserv, Inc.(b)	$25,334
554	Rockwell Collins, Inc.	$25,384	1,123	Freescale Semiconductor, Inc.(b)	26,817
200	Ryder System, Inc.	7,934	757	Gateway, Inc.(b,c)	2,157
1,995	Southwest Airlines Company	31,940	7,807	Hewlett-Packard Company	218,908
402	Textron, Inc.	28,960	16,949	Intel Corporation	398,302
5,561	Tyco International, Ltd.	146,755	4,448	International Business
756	Union Pacific Corporation	52,300		Machines Corporation	364,202
3,084	United Parcel Service, Inc.	224,947	555	Intuit, Inc.(b)	25,491
2,822	United Technologies Corporation	144,712	505	Jabil Circuit, Inc.(b)	15,074
252	W.W. Grainger, Inc.	16,879	4,741	JDS Uniphase Corporation(b,c)	9,956
1,664	Waste Management, Inc.	49,105	604	KLA-Tencor Corporation	27,959

	Total Industrials	3,407,034	351	Lexmark International, Inc.(b)	14,574

			857	Linear Technology Corporation	28,461
Information Technology (14.5%)			1,108	LSI Logic Corporation(b)	8,986
238	ADC Telecommunications, Inc.(b,c)	4,153	12,516	Lucent Technologies, Inc.(b,c)	35,671
1,310	Adobe Systems, Inc.	42,248	959	Maxim Integrated Products, Inc.	33,258
1,107	Advanced Micro Devices, Inc.(b)	25,705	201	Mercury Interactive Corporation(b)	6,993
300	Affiliated Computer Services, Inc.(b)	16,233	1,766	Micron Technology, Inc.(b,c)	22,940
1,351	Agilent Technologies, Inc.(b)	43,246	25,725	Microsoft Corporation	661,132
1,059	Altera Corporation(b)	17,632	467	Molex, Inc.	11,820
1,010	Analog Devices, Inc.	35,128	6,951	Motorola, Inc.	154,034
451	Andrew Corporation(b)	4,790	1,008	National Semiconductor
2,220	Apple Computer, Inc.(b)	127,850		Corporation	22,811
4,402	Applied Materials, Inc.	72,105	502	NCR Corporation(b)	15,170
858	Applied Micro Circuits		1,008	Network Appliance, Inc.(b)	27,579
	Corporation(b)	2,094	1,109	Novell, Inc.(b,c)	8,451
604	Autodesk, Inc.	27,259	453	Novellus Systems, Inc.(b)	9,903
1,565	Automatic Data Processing, Inc.	73,023	455	NVIDIA Corporation(b)	15,265
1,218	Avaya, Inc.(b)	14,031	10,557	Oracle Corporation(b)	133,863
607	BMC Software, Inc.(b)	11,891	806	Parametric Technology
755	Broadcom Corporation(b)	32,057		Corporation(b)	5,247
1,660	CIENA Corporation(b)	3,934	985	Paychex, Inc.	38,179
17,614	Cisco Systems, Inc.(b)	307,364	504	PMC-Sierra, Inc.(b)	3,578
503	Citrix Systems, Inc.(b)	13,868	251	QLogic Corporation(b)	7,570
1,365	Computer Associates		4,442	QUALCOMM, Inc.	176,614
	International, Inc.	38,179	389	Sabre Holdings Corporation	7,597
504	Computer Sciences Corporation(b)	25,830	1,513	Sanmina-SCI Corporation(b)	5,522
1,159	Compuware Corporation(b)	9,376	453	Scientific-Atlanta, Inc.	16,054
554	Comverse Technology, Inc.(b)	13,905	1,462	Siebel Systems, Inc.	15,132
304	Convergys Corporation(b)	4,940	2,772	Solectron Corporation(b)	9,785
4,333	Corning, Inc.(b)	87,050	9,796	Sun Microsystems, Inc.(b)	39,184
6,676	Dell, Inc.(b)	212,831	3,336	Symantec Corporation(b)	79,564
908	Electronic Arts, Inc.(b)	51,647	586	Symbol Technologies, Inc.	4,864
1,512	Electronic Data Systems		301	Tektronix, Inc.	6,917
	Corporation	35,245	1,160	Tellabs, Inc.(b)	11,090
6,815	EMC Corporation(b)	95,137	554	Teradyne, Inc.(b)	7,501
2,165	First Data Corporation	87,574	4,598	Texas Instruments, Inc.	131,273

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Index Fund-I
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value

Information Technology -- continued			Telecommunications Services (2.9%)
957	Unisys Corporation(b)	$4,890	1,057	ALLTEL Corporation	$65,386
2,571	Xerox Corporation(b)	34,888	2,087	AT&T Corporation	41,281
1,006	Xilinx, Inc.	24,094	5,054	BellSouth Corporation	131,505
3,428	Yahoo!, Inc.(b)	126,733	404	CenturyTel, Inc.	13,223

	Total Information		1,007	Citizens Communications
	Technology	4,617,712		Company	12,326

			4,236	Qwest Communications
Materials (2.9%)				International, Inc.(b,c)	18,469
556	Air Products and Chemicals, Inc.	31,825	9,198	SBC Communications, Inc.	219,372
2,386	Alcoa, Inc.	57,956	8,141	Sprint Nextel Corporation	189,767
151	Allegheny Technologies, Inc.	4,335	7,674	Verizon Communications, Inc.	241,808

151	Ashland, Inc.	8,080		Total Telecommunications
302	Ball Corporation	11,890		Services	933,137

202	Bemis Company, Inc.	5,337
2,718	Dow Chemical Company	124,647	Utilities (3.2%)
2,829	E.I. du Pont de Nemours		1,664	AES Corporation(b)	26,441
	and Company	117,941	452	Allegheny Energy, Inc.(b,c)	12,774
201	Eastman Chemical Company	10,605	503	Ameren Corporation	26,458
504	Ecolab, Inc.	16,672	1,029	American Electric Power
352	Engelhard Corporation	9,574		Company, Inc.	39,061
503	Freeport-McMoRan Copper &		1,559	Calpine Corporation(b,c)	3,710
	Gold, Inc.	24,858	806	CenterPoint Energy, Inc.(c)	10,671
708	Georgia-Pacific Corporation	23,031	603	Cinergy Corporation	24,060
352	Hercules, Inc.(b)	3,921	602	CMS Energy Corporation(b)	8,976
251	International Flavors &		657	Consolidated Edison, Inc.(c)	29,894
	Fragrances, Inc.	8,280	503	Constellation Energy Group, Inc.	27,564
1,419	International Paper Company	41,406	929	Dominion Resources, Inc.	70,678
351	Louisiana-Pacific Corporation	8,750	403	DTE Energy Company	17,410
596	MeadWestvaco Corporation	15,627	2,524	Duke Energy Corporation	66,836
823	Monsanto Company	51,857	809	Dynegy, Inc.(b,c)	3,592
1,260	Newmont Mining Corporation	53,676	958	Edison International, Inc.	41,922
502	Nucor Corporation	30,045	606	Entergy Corporation	42,856
454	Pactiv Corporation(b)	8,944	1,764	Exelon Corporation	91,781
301	Phelps Dodge Corporation	36,261	958	FirstEnergy Corporation	45,505
504	PPG Industries, Inc.	30,225	1,106	FPL Group, Inc.	47,624
908	Praxair, Inc.	44,864	454	KeySpan Corporation	15,695
506	Rohm and Haas Company	22,026	150	Nicor, Inc.(c)	5,880
201	Sealed Air Corporation(b)	10,112	675	NiSource, Inc.	15,964
251	Sigma-Aldrich Corporation	15,989	150	Peoples Energy Corporation	5,580
402	Temple-Inland, Inc.	14,806	1,060	PG&E Corporation	38,563
351	United States Steel Corporation	12,822	201	Pinnacle West Capital Corporation	8,394
251	Vulcan Materials Company	16,315	1,006	PPL Corporation	31,528
705	Weyerhaeuser Company	44,655	682	Progress Energy, Inc.	29,728

	Total Materials	917,332

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Index Fund-I
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)		Value

Utilities -- continued			657	TXU Corporation		$66,193
706	Public Service Enterprise		1,114	Xcel Energy, Inc.		20,420

	Group, Inc.	$44,400		Total Utilities		1,028,731

659	Sempra Energy	29,194

1,970	Southern Company	68,930		Total Common Stock
604	TECO Energy, Inc.	10,449		(cost $29,435,973)		30,438,708

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (1.4%)			Rate(d)	Date	Value

438,476	Thrivent Financial Securities Lending Trust			3.950%	N/A	$438,476

		Total Collateral Held for Securities Loaned
		(cost $438,476)				438,476

				Interest	Maturity
Shares	Short-Term Investments (3.2%)			Rate(d)	Date	Value

1,012,152	Thrivent Money Market Fund(e)			3.600%	N/A	$1,012,152

		Total Short-Term Investments (at amortized cost)				1,012,152

		Total Investments (cost $30,886,601)				$31,889,336

(a)	The categories of investments are shown as a percentage of total investments.

(b)	Non-income producing security.

(c)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e)	At October 31, 2005, $50,400 in cash was pledged as the initial margin deposit for open financial contacts. In addition, $1,012,152 of Short-Term Investments were earmarked as collateral to cover open financial futures contract as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Loss

S&P 500 Mini Futures	17	December 2005	Long	$1,028,330	$1,030,143	$1,813
The accompanying notes to the financial statements are an integral part of this schedule.

	Balanced Fund
	Schedule of Investments as of October 31, 2005(a)
Shares	Common Stock (55.0%)	Value	Shares	Common Stock (55.0%)	Value

Consumer Discretionary (6.9%)			6,200	Dean Foods Company(b)	$224,130
20,450	Aeropostale, Inc.(b,c)	$399,593	11,500	Del Monte Foods Company(b)	121,670
23,700	Best Buy Company, Inc.	1,048,962	2,100	Diageo plc(d)	124,803
24,000	Brunswick Corporation	915,120	4,000	Energizer Holdings, Inc.(b)	201,960
32,000	Carnival Corporation	1,589,440	9,900	Estee Lauder Companies, Inc.	328,383
17,000	Cheesecake Factory, Inc.(b,c)	583,440	200	Flowers Foods, Inc.	5,860
19,300	Children’s Place Retail		12,300	General Mills, Inc.	593,598
	Stores, Inc.(b,d)	828,549	6,500	H.J. Heinz Company	230,750
20,200	DSW, Inc.(b,d)	420,564	6,100	Hershey Company	346,663
29,400	eBay, Inc.(b)	1,164,240	1,600	Hormel Foods Corporation	50,880
7,300	Fortune Brands, Inc.	554,581	5,200	J.M. Smucker Company	237,692
11,900	GameStop Corporation(b,d)	422,212	5,300	Kellogg Company	234,101
34,400	Gaylord Entertainment		5,500	Kimberly-Clark Corporation	312,620
	Company(b,d)	1,358,112	8,500	Kraft Foods, Inc.(d)	240,550
13,000	Getty Images, Inc.(b)	1,079,130	3,300	Loews Corporation –
25,950	Golf Galaxy, Inc.(b,d)	400,928		Carolina Group(c)	135,795
32,000	Harrah’s Entertainment, Inc.	1,935,360	10,700	McCormick & Company, Inc.	324,103
59,000	Home Depot, Inc.	2,421,360	400	Molson Coors Brewing Company(d)	24,680
29,900	Kohl’s Corporation(b,c)	1,439,087	17,800	Pepsi Bottling Group, Inc.	506,054
31,300	Nordstrom, Inc.(e)	1,084,545	28,600	PepsiCo, Inc.(c,e)	1,689,688
25,400	PETsMART, Inc.	596,900	3,800	Pilgrim’s Pride Corporation	119,624
32,000	Pixar, Inc.(b)	1,623,360	56,012	Procter & Gamble Company	3,136,112
46,500	Shuffle Master, Inc.(b,d)	1,179,240	2,400	Reynolds American, Inc.(d)	204,000
27,800	Sonic Corporation(b)	804,532	17,700	Sara Lee Corporation	315,945
54,600	Staples, Inc.	1,241,058	1,120	TreeHouse Foods, Inc(b)	28,941
54,800	Starbucks Corporation(b)	1,549,744	7,300	Tyson Foods, Inc.	129,940
34,200	Target Corporation	1,904,598	9,600	Unilever plc ADR	389,760
122,100	Time Warner, Inc.	2,177,043	5,300	UST, Inc.	219,367
41,600	ValueVision Media, Inc.(b,d)	408,512	42,600	Wal-Mart Stores, Inc.	2,015,406
123,100	Walt Disney Company(e)	2,999,947	7,100	William Wrigley Jr. Company	493,450

18,000	Warnaco Group, Inc.(b,d)	408,240		Total Consumer Staples	20,540,066

	Total Consumer
	Discretionary	32,538,397	Energy (5.6%)

			12,800	BP plc	849,920
Consumer Staples (4.4%)			33,900	Chevron Corporation(e)	1,934,673
5,600	Alberto-Culver Company(c)	243,096	21,900	Comstock Resources, Inc.(b)	659,409
27,600	Altria Group, Inc.(c,e)	2,071,380	32,900	ConocoPhillips	2,151,002
9,400	Anheuser-Busch Companies, Inc.	387,844	17,200	Dril-Quip, Inc.(b,d)	703,480
22,200	Archer-Daniels-Midland Company	541,014	32,300	ENSCO International, Inc.	1,472,557
10,800	Avon Products, Inc.(e)	291,492	57,686	Exxon Mobil Corporation	3,238,492
3,100	Cadbury Schweppes plc	123,039	28,600	Nabors Industries, Ltd.(b)	1,962,818
4,200	Campbell Soup Company	122,220	18,900	National Oilwell Varco, Inc.(b)	1,180,683
6,500	Clorox Company	351,780	14,200	Noble Corporation	914,196
27,900	Coca-Cola Company	1,193,562	56,400	Patterson-UTI Energy, Inc.	1,924,932
12,400	Colgate-Palmolive Company	656,704	13,100	Peabody Energy Corporation(e)	1,023,896
9,100	Constellation Brands, Inc.(b)	214,214	34,000	Pioneer Drilling Company(b,d)	582,420
55,600	CVS Corporation(c)	1,357,196	25,900	Range Resources Corporation	924,371

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (55.0%)	Value	Shares	Common Stock (55.0%)	Value

Energy -- continued			28,500	Investors Financial
16,500	Smith International, Inc.	$534,600		Services Corporation(d)	$1,088,130
31,700	Todco(c)	1,418,575	26,850	James River Group, Inc.(b)	507,465
13,800	Transocean, Inc.(b)	793,362	400	Kilroy Realty Corporation	22,460
13,000	Valero Energy Corporation	1,368,120	2,800	Mack-Cali Realty Corporation	119,420
17,600	Weatherford International, Ltd.(b)	1,101,760	12,379	Mercantile Bank Corporation(d)	472,249
37,100	XTO Energy, Inc.	1,612,366	32,600	Merrill Lynch & Company, Inc.	2,110,524

	Total Energy	26,351,632	2,500	Mills Corporation(d)	133,750

			3,200	New Century Financial
Financials (11.2%)				Corporation(d)	98,784
19,950	Affiliated Managers Group, Inc.(b,d)	1,531,162	5,400	New Plan Excel Realty Trust, Inc.(d)	124,146
2,700	AMB Property Corporation	119,286	44,300	North Fork Bancorporation, Inc.(c,e)	1,122,562
39,400	American Capital Strategies, Ltd.(c)	1,479,864	42,100	Odyssey Re Holdings
8,300	American Financial Realty Trust	102,173		Corporation(d)	1,081,128
77,462	American International		100	Parkway Properties, Inc.	4,701
	Group, Inc.(c)	5,019,537	17,600	Pinnacle Financial Partners, Inc.(b,d)	398,288
23,100	AmeriCredit Corporation(b)	516,285	3,700	Plum Creek Timber Company, Inc.	143,930
3,000	Apartment Investment &		17,300	PNC Financial Services Group, Inc.	1,050,283
	Management Company	115,200	3,700	ProLogis Trust	159,100
3,100	Archstone-Smith Trust	125,767	2,000	Public Storage, Inc.	132,400
96,600	Bank of America Corporation	4,225,284	3,600	Rayonier, Inc. REIT	137,628
15,700	Bear Stearns Companies, Inc.(c)	1,661,060	2,300	Shurgard Storage Centers, Inc.	129,789
900	Capital Automotive REIT	34,758	1,400	Simon Property Group, Inc.	100,268
29,600	Capital One Financial		100	Sovran Self Storage, Inc.	4,653
	Corporation(c)	2,259,960	5,700	United Dominion Realty Trust, Inc. 126,141
60,600	CapitalSource, Inc.(b,d)	1,333,200	28,000	Vineyard National
56,300	Cardinal Financial Corporation(d)	569,193		Bancorp Company(d)	819,840
48,700	Center Financial Corporation(e)	1,234,058	3,100	Weingarten Realty Investors	110,236
33,500	CIT Group, Inc.	1,531,955	44,400	Wells Fargo & Company(e)	2,672,880
78,945	Citigroup, Inc.	3,614,102	24,300	Willis Group Holdings, Ltd.	902,502
18,700	City National Corporation	1,372,206	9,500	Wintrust Financial Corporation	509,960
2,100	Developers Diversified		16,900	Zions Bancorporation	1,241,643

	Realty Corporation	91,728		Total Financials	52,680,205

400	Entertainment Properties Trust	16,040
4,100	Equity Office Properties Trust	126,280	Health Care (7.3%)
5,500	Equity Residential REIT	215,875	77,900	Abgenix, Inc.(b,d)	810,160
1,400	Essex Property Trust, Inc.	125,832	7,300	Aetna, Inc.	646,488
11,300	Everest Re Group, Ltd.	1,123,785	3,000	Amedisys, Inc.(b,d)	114,630
500	Glenborough Realty Trust, Inc.(d)	9,565	2,200	AmerisourceBergen Corporation	167,794
15,200	Golden West Financial Corporation	892,696	6,400	Cardinal Health, Inc.	400,064
23,200	Goldman Sachs Group, Inc.	2,931,784	8,900	Caremark Rx, Inc.(b,c)	466,360
26,100	Greenhill & Company, Inc.(d)	1,251,495	3,400	CIGNA Corporation	393,958
15,300	Hartford Financial		3,700	Covance, Inc.(b)	180,005
	Services Group, Inc.	1,220,175	30,800	Cyberonics, Inc.(b)	924,616
72,600	HCC Insurance Holdings, Inc.	2,178,000	33,000	Dexcom, Inc.(b,d)	429,330
3,200	Hospitality Properties Trust	127,040	43,100	Endo Pharmaceutical
				Holdings, Inc.(b)	1,160,252

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (55.0%)	Value	Shares	Common Stock (55.0%)	Value

Health Care -- continued			30,200	Korn/Ferry International(b)	$520,044
3,800	Express Scripts, Inc.(b)	$286,558	18,100	Labor Ready, Inc.(b)	422,635
46,000	Forest Laboratories, Inc.(b)	1,743,860	13,000	Landstar System, Inc.	500,760
9,700	Gen-Probe, Inc.(b)	396,148	13,800	Lockheed Martin Corporation	835,728
42,400	Gilead Sciences, Inc.(b)	2,003,400	17,100	Manitowoc Company, Inc.	909,891
3,200	Henry Schein, Inc.(b)	126,848	14,800	Norfolk Southern Corporation	594,960
8,100	Humana, Inc.(b)	359,559	21,000	Oshkosh Truck Corporation	914,760
79,200	Johnson & Johnson(c)	4,959,504	21,100	Pall Corporation	551,976
8,278	Medco Health Solutions, Inc.(b)	467,707	13,300	Resources Global
30,700	Medtronic, Inc.	1,739,462		Professionals(b,d)	379,715
25,500	MGI Pharma, Inc.(b,d)	478,380	18,900	Robert Half International, Inc.	697,032
66,500	NeoPharm, Inc.(b,d)	639,065	18,500	Rockwell Automation, Inc.	983,275
15,300	Neurocrine Biosciences, Inc.(b,d)	808,146	16,400	Roper Industries, Inc.	618,280
7,800	PacifiCare Health Systems, Inc.(b)	642,408	67,400	Tyco International, Ltd.	1,778,686
2,700	Patterson Companies, Inc.(b,d)	111,726	36,300	United Technologies Corporation	1,861,464
132,625	Pfizer, Inc.(c,e)	2,883,268	26,700	URS Corporation(b)	1,079,481
4,400	Psychiatric Solutions, Inc.(b,d)	240,680	6,400	UTI Worldwide, Inc.(d)	547,456

6,500	Quest Diagnostics, Inc.	303,615		Total Industrials	30,260,332

6,000	Renal Care Group, Inc.(b)	281,100
31,400	St. Jude Medical, Inc.(b)	1,509,398	Information Technology (8.9%)
30,100	Tanox, Inc.(b,d)	420,196	26,900	Advanced Micro Devices, Inc.(b)	624,618
58,200	Teva Pharmaceutical		38,400	Altera Corporation(b)	639,360
	Industries, Ltd.(d)	2,218,584	18,500	Analog Devices, Inc.	643,430
42,100	UnitedHealth Group, Inc.	2,437,169	9,300	Anteon International
17,900	WellPoint, Inc.(b)	1,336,772		Corporation(b,e)	420,360
37,200	Zimmer Holdings, Inc.(b)	2,372,244	53,700	Apple Computer, Inc.(b,c)	3,092,583

	Total Health Care	34,459,454	57,400	Applied Materials, Inc.(c)	940,212

			72,600	Avaya, Inc.(b)	836,352
Industrials (6.4%)			6,500	CACI International, Inc.(b)	354,510
26,000	Adesa, Inc.(c)	556,400	175,600	Carrier Access Corporation(b,d)	756,836
34,600	AirTran Holdings, Inc.(b,d)	517,616	21,100	Check Point Software
18,100	Burlington Northern			Technologies, Ltd.(b)	471,796
	Santa Fe Corporation	1,123,286	165,000	Cisco Systems, Inc.(b,c)	2,879,250
17,600	C.H. Robinson Worldwide, Inc.	620,576	22,400	Citrix Systems, Inc.(b,c)	617,568
13,500	Deere & Company	819,180	9,000	Cognizant Technology
18,900	Emerson Electric Company	1,314,495		Solutions Corporation(b)	395,820
13,700	Fastenal Company(d)	960,781	36,200	Comverse Technology, Inc.(b,c)	908,620
124,000	General Electric Company	4,204,834	600	Cypress Semiconductor
15,400	Genlyte Group, Inc.(b)	784,938		Corporation(b,d)	8,160
17,600	Graco, Inc.	603,152	69,800	Dell, Inc.(b)	2,225,224
13,800	Herman Miller, Inc.	378,258	62,600	Embarcadero Technologies, Inc.(b)	487,028
20,800	Honeywell International, Inc.	711,360	86,900	EMC Corporation(b)	1,213,124
14,600	Hub Group, Inc.(b)	531,002	33,700	First Data Corporation	1,363,165
18,400	Illinois Tool Works, Inc.	1,559,584	69,200	Flextronics International, Ltd.(b)	642,868
24,900	Ingersoll-Rand Company	940,971	11,000	Hyperion Solutions Corporation(b)	531,960
14,600	Jacobs Engineering Group, Inc.(b)	930,750	37,100	Informatica Corporation(b,d)	441,490
68,700	Jacuzzi Brands, Inc.(b,d)	507,006	7,900	Infosys Technologies, Ltd. ADR	537,200

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Fund
Schedule of Investments as of October 31, 2005(a)

Shares	Common Stock (55.0%)	Value	Shares	Common Stock (55.0%)	Value

Information Technology -- continued			35,300	Freeport-McMoRan Copper &
41,800	Integrated Device			Gold, Inc.	$1,744,526
	Technology, Inc.(b)	$412,984	31,800	Georgia-Pacific Corporation	1,034,454
144,700	Intel Corporation	3,400,450	30,000	Praxair, Inc.	1,482,300
31,600	Inter-Tel, Inc.(d)	584,916	19,800	Silgan Holdings, Inc.	636,966

22,600	International Business			Total Materials	7,760,296

	Machines Corporation(c)	1,850,488
18,900	Manhattan Associates, Inc.(b)	419,769	Telecommunications Services (0.6%)
64,700	Micromuse, Inc.(b)	463,899	25,000	Nextel Partners, Inc.(b)	628,750
110,500	Microsoft Corporation(c)	2,839,850	72,549	Sprint Nextel Corporation	1,691,117
194,400	NMS Communications		51,450	Valor Communications
	Corporation(b,d)	680,400		Group, Inc.(d)	654,958

90,200	Nokia Oyj ADR	1,517,164		Total Telecommunications
66,900	Novell, Inc.(b,d)	509,778		Services	2,974,825

13,100	Progress Software Corporation(b)	407,934
32,400	QUALCOMM, Inc.(e)	1,288,224	Utilities (2.1%)
59,600	Sapient Corporation(b)	309,324	21,600	Dominion Resources, Inc.	1,643,328
18,200	Scientific-Atlanta, Inc.	645,008	22,100	Entergy Corporation	1,562,912
42,500	Stellent, Inc.(b,d)	389,725	33,300	Exelon Corporation	1,732,599
76,900	Tellabs, Inc.(b)	735,164	64,700	PPL Corporation	2,027,698
65,200	Texas Instruments, Inc.	1,861,460	12,700	TXU Corporation	1,279,525
119,600	TIBCO Software, Inc.(b)	907,764	36,600	Wisconsin Energy Corporation(c)	1,384,578

22,200	VeriSign, Inc.(b)	524,586		Total Utilities	9,630,640

120,900	Vitria Technology, Inc.(b,d)	356,655

48,600	webMethods, Inc.(b,d)	338,256		Total Common Stock
30,200	Wind River Systems, Inc.(b)	395,620		(cost $242,821,036)	259,066,799

	Total Information
	Technology	41,870,952

			Shares	Preferred Stock (0.1%)	Value

Materials (1.6%)			4	Federal National Mortgage
24,700	Dow Chemical Company	1,132,742		Association, Convertible	$364,581

16,800	E.I. du Pont de Nemours			Total Financials	364,581

	and Company	700,392

18,900	FMC Corporation(b)	1,028,916		Total Preferred Stock
				(cost $365,500)	364,581

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (32.5%)	Rate	Date	Value

Asset-Backed Securities (7.6%)
$1,000,000	Americredit Automobile Receivables Trust(c,f)	3.970%	11/6/2005	$1,000,221
1,500,000	ARG Funding Corporation	4.290	4/20/2010	1,458,399
1,500,000	Bear Stearns Asset-Backed Securities, Inc.(f)	4.277	11/25/2005	1,499,940
1,800,000	Citibank Credit Card Master Trust I	6.050	1/15/2010	1,851,610
1,000,000	Countrywide Asset-Backed Certificates(c)	3.903	1/25/2031	994,400
1,500,000	Countrywide Asset-Backed Certificates(c)	4.905	8/25/2032	1,496,324
500,000	Credit Based Asset Servicing and Securitization	3.887	10/25/2034	493,474
1,000,000	DaimlerChrysler Master Owner Trust(f)	4.020	11/15/2005	999,444
1,377,986	Encore Credit Receivables Trust(f)	4.180	11/25/2005	1,378,056
916,504	First Franklin Mortgage Loan
	Asset-Backed Certificates(f)	4.137	11/25/2005	916,547
1,000,000	Fremont Home Loan Trust(f)	4.197	11/25/2005	999,962
1,000,000	GE Dealer Floorplan Master Note Trust(f)	4.040	11/20/2005	1,000,311
1,100,000	GMAC Mortgage Corporation Loan Trust(f)	4.127	11/25/2005	1,098,434
776,623	Green Tree Financial Corporation	6.330	11/1/2029	773,740
500,000	Harley Davidson Motorcycle Trust	3.200	5/15/2012	485,952
720,596	Long Beach Mortgage Loan Trust(f)	4.147	11/25/2005	720,667
990,144	National Collegiate Student Loan Trust(f)	4.097	11/25/2005	990,075
1,000,000	Option One Mortgage Loan Trust(f)	4.197	11/25/2005	999,962
1,401,666	Popular ABS Mortgage Pass-Through Trust(f)	4.147	11/25/2005	1,401,325
1,500,000	Popular ABS Mortgage Pass-Through Trust(f)	4.167	11/25/2005	1,500,000
500,000	Popular ABS Mortgage Pass-Through Trust	4.000	12/25/2034	489,632
1,430,686	Residential Asset Securities Corporation(f)	4.147	11/25/2005	1,430,741
5,000,000	Residential Asset Securities Corporation(c)	3.250	5/25/2029	4,971,545
1,500,000	Residential Asset Securities Corporation	4.040	7/25/2030	1,478,120
923,671	SLM Student Loan Trust(e,f)	4.210	1/25/2006	922,847
1,400,433	Specialty Underwriting and Residential Finance Trust(f)	4.157	11/25/2005	1,400,380
610,231	Structured Asset Investment Loan Trust(f)	4.117	11/25/2005	610,245
1,000,000	Textron Financial Floorplan Master Note Trust(f)	4.061	11/13/2005	1,000,000
1,466,171	Wachovia Mortgage Loan Trust, LLC(f)	4.147	11/25/2005	1,466,115

	Total Asset-Backed Securities			35,828,468

Basic Materials (0.2%)
250,000	Packaging Corporation of America	4.375	8/1/2008	242,106
500,000	Precision Castparts Corporation	5.600	12/15/2013	500,934

	Total Basic Materials			743,040

Capital Goods (0.5%)
500,000	Boeing Capital Corporation(d)	6.500	2/15/2012	537,702
750,000	Oakmont Asset Trust	4.514	12/22/2008	731,529
500,000	Textron Financial Corporation	4.600	5/3/2010	490,350
750,000	Tyco International Group SA	6.375	10/15/2011	788,000

	Total Capital Goods			2,547,581

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (32.5%)	Rate	Date	Value

Commercial Mortgage-Backed Securities (5.0%)
$1,300,000	Banc of America Commercial Mortgage, Inc.	4.894%	9/10/2010	$1,290,214
750,000	Banc of America Commercial Mortgage, Inc.	4.037	11/10/2039	718,774
750,000	Banc of America Commercial Mortgage, Inc.(c)	4.561	11/10/2041	725,109
500,000	Banc of America Commercial Mortgage, Inc.	5.118	7/11/2043	498,164
1,475,589	Banc of America Mortgage Securities, Inc.	4.830	9/25/2035	1,454,402
1,000,000	Bear Stearns Commercial Mortgage Securities, Inc.	3.869	2/11/2041	958,063
1,000,000	Bear Stearns Commercial Mortgage Securities, Inc.	4.487	2/11/2041	959,455
237,660	CAM Commercial Mortgage Corporation(c)	4.834	11/14/2036	237,883
966,532	Commercial Mortgage Pass-Through Certificates(f)	4.070	11/15/2005	966,373
969,132	Credit Suisse First Boston Mortgage
	Securities Corporation(f)	4.120	11/15/2005	969,129
1,000,000	First Union National Bank Commercial Mortgage	7.390	12/15/2031	1,077,034
2,000,000	LB-UBS Commercial Mortgage Trust(c)	3.086	5/15/2027	1,915,784
1,000,000	LB-UBS Commercial Mortgage Trust(c)	6.653	11/15/2027	1,067,681
1,374,149	Merrill Lynch Mortgage Investors, Inc.	4.906	6/25/2035	1,359,175
1,250,000	Merrill Lynch Mortgage Trust	4.099	11/15/2010	1,231,906
1,498,398	Morgan Stanley Capital I, Inc.(c)	6.210	11/15/2031	1,539,487
1,500,000	National Collegiate Student Loan Trust(f)	4.107	12/25/2005	1,499,970
997,458	Wachovia Bank Commercial Mortgage Trust(f)	4.070	11/15/2005	997,157
1,500,000	Wachovia Bank Commercial Mortgage Trust(f)	4.170	11/15/2005	1,500,000
1,000,000	Wachovia Bank Commercial Mortgage Trust(c)	4.390	2/15/2036	958,042
1,500,000	Wachovia Bank Commercial Mortgage Trust	4.516	5/15/2044	1,458,974

	Total Commercial Mortgage-Backed Securities			23,382,776

Communications Services (0.9%)
375,000	AT&T Broadband Corporation	8.375	3/15/2013	431,965
350,000	AT&T Wireless Services, Inc.(c)	8.125	5/1/2012	402,510
600,000	British Sky Broadcasting Finance UK plc(d)	5.625	10/15/2015	590,835
500,000	British Telecom plc	8.175	12/15/2010	570,065
500,000	Interpublic Group of Companies, Inc.	6.250	11/15/2014	441,875
500,000	Nextel Communications, Inc.	5.950	3/15/2014	501,558
250,000	Sprint Capital Corporation	6.900	5/1/2019	271,360
500,000	Telecom Italia Capital SA	4.000	1/15/2010	475,291
250,000	Telefonos de Mexico SA de CV	4.750	1/27/2010	244,346
250,000	Verizon Global Funding Corporation(d)	7.750	12/1/2030	289,940

	Total Communications Services			4,219,745

Consumer Cyclical (0.9%)
750,000	Caesars Entertainment, Inc.	8.500	11/15/2006	774,438
750,000	Centex Corporation	5.450	8/15/2012	729,914
500,000	D.R. Horton, Inc.	5.000	1/15/2009	489,894
500,000	D.R. Horton, Inc.(d)	4.875	1/15/2010	480,292
500,000	DaimlerChrysler North American Holdings Corporation(d)	4.875	6/15/2010	484,806
750,000	Ford Motor Credit Company(d)	6.625	6/16/2008	719,216
375,000	General Motors Acceptance Corporation	6.875	9/15/2011	363,607

	Total Consumer Cyclical			4,042,167

The accompanying notes to the financial statements are an integral part of this schedule.

140

Balanced Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (32.5%)	Rate	Date	Value

Consumer Non-Cyclical (0.5%)
$575,000	Bunge Limited Finance Corporation(c)	7.800%	10/15/2012	$654,840
500,000	Kraft Foods, Inc.(d)	4.125	11/12/2009	482,984
300,000	Quest Diagnostic, Inc.	5.450	11/1/2015	299,085
500,000	Safeway, Inc.(d)	4.800	7/16/2007	497,277
450,000	Tyson Foods, Inc.(d)	8.250	10/1/2011	507,389

	Total Consumer Non-Cyclical			2,441,575

Energy (0.1%)
500,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II	5.298	9/30/2020	488,780

	Total Energy			488,780

Financials (3.5%)
700,000	American International Group, Inc.	5.050	10/1/2015	684,236
500,000	ANZ Capital Trust I(c)	4.484	1/15/2010	484,313
375,000	Barnett Capital I	8.060	12/1/2026	399,815
750,000	BNP Paribas SA	5.186	6/29/2015	721,132
375,000	Corestates Capital Trust I	8.000	12/15/2026	399,214
500,000	Countrywide Home Loans, Inc.	4.000	3/22/2011	469,211
300,000	CTI Group, Inc.(g)	5.200	11/3/2010	299,602
750,000	Goldman Sachs Group, Inc.(d)	5.125	1/15/2015	731,497
600,000	HSBC Capital Funding, LP/Jersey Channel Islands	9.547	6/30/2010	703,436
500,000	International Lease Finance Corporation	4.875	9/1/2010	492,000
500,000	J.P. Morgan Chase & Company	4.891	9/1/2015	493,506
500,000	J.P. Morgan Chase & Company	5.150	10/1/2015	487,148
500,000	KeyCorp	4.700	5/21/2009	495,448
750,000	Lehman Brothers Holdings, Inc.(d)	4.500	7/26/2010	731,676
1,848,792	Lehman Brothers, Inc.(c)	6.539	8/15/2008	1,873,307
1,000,000	Merrill Lynch & Company, Inc.(d)	4.831	10/27/2008	995,929
350,000	Metropolitan Life Global Funding	4.500	5/5/2010	342,939
750,000	Montpelier Re Holdings, Ltd.	6.125	8/15/2013	735,106
500,000	Monumental Global Funding II	4.625	3/15/2010	494,756
300,000	ProLogis(g)	5.250	11/15/2010	298,818
250,000	Prudential Financial, Inc.	4.750	6/13/2015	239,065
750,000	Residential Capital Corporation	6.375	6/30/2010	761,808
450,000	Sanwa Bank, Ltd.(d)	7.400	6/15/2011	492,879
500,000	Simon Property Group, LP	4.600	6/15/2010	488,296
500,000	Sovereign Bancorp, Inc.	4.800	9/1/2010	491,168
750,000	Wachovia Bank NA	4.875	2/1/2015	726,746
750,000	Washington Mutual Bank FA(d)	5.125	1/15/2015	727,212
400,000	Westfield Capital(c)	4.375	11/15/2010	386,109

	Total Financials			16,646,372

Foreign (0.1%)
500,000	Republic of Italy	5.375	6/15/2033	494,294

	Total Foreign			494,294

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (32.5%)	Rate	Date	Value

Mortgage-Backed Securities (7.8%)
$9,000,000	Federal National Mortgage Association Conventional
	15-Yr. Pass Through(g)	5.500%	11/1/2020	$9,059,058
15,500,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through(g)	5.500	11/1/2035	15,286,875
12,500,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through(g)	6.000	11/1/2035	12,605,475

	Total Mortgage-Backed Securities			36,951,408

Technology (0.2%)
750,000	Deluxe Corporation(d)	3.500	10/1/2007	721,190

	Total Technology			721,190

U.S. Government (4.3%)

3,000,000	Federal Home Loan Bank	4.250	4/16/2007	2,984,511
1,000,000	Federal Home Loan Bank	4.250	10/14/2008	994,790
2,000,000	Federal National Mortgage Association(d)	5.500	3/15/2011	2,061,316
2,250,000	U.S. Treasury Bonds(d)	7.625	2/15/2025	3,030,908
525,000	U.S. Treasury Bonds(d)	6.125	8/15/2029	622,289
1,950,000	U.S. Treasury Notes(d)	5.000	2/15/2011	1,998,294
2,770,000	U.S. Treasury Notes(d)	4.000	2/15/2015	2,648,704
4,650,000	U.S. Treasury Notes(d)	4.125	5/15/2015	4,487,250
1,312,415	U.S. Treasury Notes	1.875	7/15/2015	1,299,086
100,000	U.S. Treasury Notes(d)	4.250	8/15/2015	97,578

	Total U.S. Government			20,224,726

Utilities (0.9%)
300,000	CenterPoint Energy, Inc.	5.875	6/1/2008	304,386
750,000	Duke Capital, LLC	5.668	8/15/2014	746,781
150,000	Enterprise Products Operating, LP	4.625	10/15/2009	145,496
300,000	Exelon Corporation	6.750	5/1/2011	317,153
675,000	FirstEnergy Corporation	6.450	11/15/2011	710,038
286,649	Power Contract Financing, LLC	5.200	2/1/2006	286,984
650,565	Power Receivables Finance, LLC	6.290	1/1/2012	660,902
600,000	Public Service Company of New Mexico	4.400	9/15/2008	587,101
200,000	Texas-New Mexico Power Company	6.125	6/1/2008	202,434
250,000	Westar Energy, Inc.	5.150	1/1/2017	242,572

	Total Utilities			4,203,847

	Total Long-Term Fixed Income (cost $155,147,504)			152,935,969

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Fund
Schedule of Investments as of October 31, 2005(a)
		Interest	Maturity
Shares	Collateral Held for Securities Loaned (9.6%)	Rate(h)	Date	Value

45,238,731	Thrivent Financial Securities Lending Trust	3.950%	N/A	$45,238,731

	Total Collateral Held for Securities Loaned
	(cost $45,238,731)			45,238,731

		Interest	Maturity
Shares	Short-Term Investments (2.8%)	Rate(h)	Date	Value

13,185,640	Thrivent Money Market Fund	3.600%	N/A	$13,185,640

	Total Short-Term Investments (at amortized cost)			13,185,640

	Total Investments (cost $456,758,411)			$470,791,720

(a)	The categories of investments are shown as a percentage of total investments.

(b)	Non-income producing security.

(c)	Designated as cover for long settling trades as discussed in the notes to the financial statements.

(d)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(e)	At October 31, 2005, all or a portion of the denoted securities, valued at $8,858,782 were pledged as the initial margin deposit or earmarked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Gain/(Loss)

U.S. Treasury Bond Futures 5 yr.	35	December 2005	Short	$(3,706,172)	$(3,798,489)	$92,317
U.S. Treasury Bond Futures 10 yr.	5	December 2005	Short	(542,266)	(561,316)	19,050
U.S. Treasury Bond Futures 20 yr.	37	December 2005	Long	4,142,844	4,223,892	(81,048)

(f)	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(g)	Denotes investments purchased on a when-issued basis.

(h)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(i)	Miscellaneous footnote:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.

	High Yield Fund
	Schedule of Investments as of October 31, 2005(a)
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (82.6%)	Rate	Date	Value

Basic Materials (11.1%)
$2,990,000	Abitibi-Consolidated, Inc.(b)	6.000%	6/20/2013	$2,474,225
1,100,000	Ainsworth Lumber Company, Ltd.(c)	7.674	12/30/2005	1,094,500
2,440,000	Ainsworth Lumber Company, Ltd.	6.750	3/15/2014	2,074,000
1,720,000	Appleton Papers, Inc.	8.125	6/15/2011	1,638,300
1,840,000	Appleton Papers, Inc.	9.750	6/15/2014	1,729,600
2,560,000	Arch Western Finance, LLC	6.750	7/1/2013	2,572,800
1,655,000	BCP Caylux Holdings Luxembourg SCA(b)	9.625	6/15/2014	1,820,500
1,750,000	Buckeye Technologies, Inc.(b)	8.000	10/15/2010	1,653,750
1,100,000	Buckeye Technologies, Inc.	8.500	10/1/2013	1,091,750
2,600,000	Cellu Tissue Holdings, Inc.	9.750	3/15/2010	2,522,000
2,560,000	Chaparral Steel Company	10.000	7/15/2013	2,649,600
2,570,000	Crystal US Holdings 3, LLC/Crystal
	US Sub 3 Corporation(d)	10.000	10/1/2009	1,805,425
2,200,000	Domtar, Inc.	7.125	8/1/2015	1,859,000
1,830,000	Equistar Chemicals, LP	10.125	9/1/2008	1,971,825
1,800,000	Equistar Chemicals, LP	10.625	5/1/2011	1,962,000
2,600,000	Georgia-Pacific Corporation	8.125	5/15/2011	2,821,000
2,250,000	Georgia-Pacific Corporation	9.375	2/1/2013	2,480,625
2,350,000	Graphic Packaging International Corporation(b)	9.500	8/15/2013	2,109,125
2,146,000	Huntsman International, LLC(b)	10.125	7/1/2009	2,207,698
1,221,000	Huntsman, LLC	11.500	7/15/2012	1,381,256
2,150,000	IMCO Recycling, Inc.	10.375	10/15/2010	2,348,875
1,200,000	ISP Chemco, Inc.	10.250	7/1/2011	1,276,500
2,600,000	ISP Holdings, Inc.	10.625	12/15/2009	2,730,000
1,300,000	Ispat Inland ULC(c)	10.804	1/3/2006	1,352,000
904,000	Ispat Inland ULC	9.750	4/1/2014	1,021,520
3,550,000	Lyondell Chemical Company	10.500	6/1/2013	4,024,812
3,050,000	MacDermid, Inc.	9.125	7/15/2011	3,236,812
2,230,000	Nalco Company	7.750	11/15/2011	2,277,388
2,930,000	Nell AF SARL(b)	8.375	8/15/2015	2,812,800
2,380,000	Novelis, Inc.	7.250	2/15/2015	2,171,750
1,567,000	Rockwood Specialties, Inc.	10.625	5/15/2011	1,676,690
2,560,000	Ryerson Tull, Inc.(b)	8.250	12/15/2011	2,476,800
2,560,000	Southern Peru Copper Corporation	7.500	7/27/2035	2,451,026
1,200,000	Steel Dynamics, Inc.	9.500	3/15/2009	1,266,000
1,400,000	Steel Dynamics, Inc.	9.500	3/15/2009	1,477,000
850,000	Stone Container Corporation(b)	8.375	7/1/2012	811,750
1,720,000	Stone Container Finance	7.375	7/15/2014	1,526,500

	Total Basic Materials			74,857,202

Capital Goods (8.8%)
1,460,000	Ahern Rentals, Inc.	9.250	8/15/2013	1,481,900
370,000	Aleris International, Inc.	9.000	11/15/2014	377,400
3,610,000	Allied Waste North America, Inc.(b)	7.875	4/15/2013	3,700,250
3,450,000	Amsted Industries, Inc.	10.250	10/15/2011	3,691,500
1,460,000	Builders Firstsource, Inc.(c)	8.040	11/15/2005	1,467,300

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (82.6%)	Rate	Date	Value

Capital Goods -- continued
$3,900,000	Case New Holland, Inc.	9.250%	8/1/2011	$4,104,750
2,920,000	Consolidated Container Company, LLC(d)	10.750	6/15/2007	2,306,800
3,000,000	Crown Cork & Seal Finance plc	7.000	12/15/2006	3,045,000
1,700,000	Crown Euro Holdings SA	10.875	3/1/2013	2,001,750
2,600,000	Da-Lite Screen Company, Inc.	9.500	5/15/2011	2,743,000
2,150,000	Erico International Corporation	8.875	3/1/2012	2,214,500
2,150,000	Fastentech, Inc.	11.500	5/1/2011	2,225,250
1,825,000	Graham Packaging Company, Inc.(b)	9.875	10/15/2014	1,706,375
1,100,000	K&F Acquisition, Inc.(b)	7.750	11/15/2014	1,100,000
1,280,000	L-3 Communication Corporation, Convertible	3.000	8/1/2035	1,286,400
2,150,000	Legrand SA	10.500	2/15/2013	2,434,875
850,000	Legrand SA	8.500	2/15/2025	1,011,500
1,300,000	Mueller Group, Inc.	10.000	5/1/2012	1,365,000
2,550,000	Mueller Holdings, Inc.(d)	14.750	4/15/2009	1,861,500
2,550,000	NationsRent, Inc.(b)	9.500	10/15/2010	2,773,125
3,000,000	Norcraft Companies, LP/Norcraft Finance	9.000	11/1/2011	3,060,000
1,960,000	Owens-Brockway Glass Container, Inc.	8.875	2/15/2009	2,048,200
1,100,000	Owens-Brockway Glass Container, Inc.(b)	8.250	5/15/2013	1,122,000
2,320,000	Owens-Illinois, Inc.(b)	7.500	5/15/2010	2,296,800
2,800,000	Plastipak Holdings, Inc.	10.750	9/1/2011	3,066,000
2,450,000	TransDigm, Inc.	8.375	7/15/2011	2,548,000
2,250,000	United Rentals North America, Inc.	6.500	2/15/2012	2,157,188

	Total Capital Goods			59,196,363

Communications Services (16.3%)
3,000,000	Alamosa Delaware, Inc.	8.500	1/31/2012	3,112,500
1,830,000	American Cellular Corporation	10.000	8/1/2011	1,976,400
2,920,000	American Tower Corporation	7.125	10/15/2012	3,011,250
1,700,000	American Towers, Inc.	7.250	12/1/2011	1,776,500
1,460,000	AT&T Corporation	9.050	11/15/2011	1,613,300
2,923,000	Block Communications, Inc.	9.250	4/15/2009	3,083,765
3,334,027	CCH I, LLC	11.000	10/1/2015	3,017,294
2,200,000	Centennial Communications Corporation	8.125	2/1/2014	2,277,000
1,470,000	Charter Communications Holdings, LLC	8.625	4/1/2009	1,205,400
1,930,000	Charter Communications Holdings, LLC(b)	8.750	11/15/2013	1,857,625
2,200,000	Charter Communications Operating, LLC	8.000	4/30/2012	2,208,250
2,920,000	Citizens Communications Company	9.250	5/15/2011	3,160,900
2,690,000	CSC Holdings, Inc.	7.625	4/1/2011	2,696,725
1,270,000	Dex Media West, LLC/Dex Media West Finance Company	9.875	8/15/2013	1,400,175
1,300,000	Dex Media, Inc.(b,d)	9.000	11/15/2008	1,007,500
2,600,000	Dex Media, Inc.	8.000	11/15/2013	2,645,500
2,920,000	Dobson Cellular Systems	9.875	11/1/2012	3,153,600
730,000	Dobson Communications Corporation, Convertible	1.500	10/1/2025	677,988
2,550,000	EchoStar DBS Corporation	6.375	10/1/2011	2,479,875
1,950,000	Eircom Funding	8.250	8/15/2013	2,101,125
730,000	Houghton Mifflin Company(b)	8.250	2/1/2011	746,425

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (82.6%)	Rate	Date	Value

Communications Services -- continued
$1,459,000	Houghton Mifflin Company	9.875%	2/1/2013	$1,506,418
2,190,000	Intelsat Bermuda, Ltd.	8.625	1/15/2015	2,217,375
2,100,000	IPCS Escrow Company	11.500	5/1/2012	2,352,000
3,100,000	Kabel Deutschland GmbH	10.625	7/1/2014	3,336,375
3,000,000	Nextel Communications, Inc.	6.875	10/31/2013	3,138,213
1,820,000	Nextel Communications, Inc.	5.950	3/15/2014	1,825,671
3,000,000	Nextel Partners, Inc.	8.125	7/1/2011	3,202,500
1,183,000	PanAmSat Corporation	9.000	8/15/2014	1,245,108
1,712,000	PanAmSat Holding Corporation(b,d)	10.375	11/1/2009	1,168,440
2,100,000	PRIMEDIA, Inc.(b,c)	9.165	11/15/2005	2,105,250
1,830,000	Qwest Communications International, Inc.(b,c)	7.297	11/15/2005	1,834,575
1,460,000	Qwest Communications International, Inc.(b)	7.250	2/15/2011	1,419,850
730,000	Qwest Corporation(c)	7.120	12/15/2005	770,150
3,640,000	Qwest Corporation	7.875	9/1/2011	3,812,900
1,090,000	Qwest Corporation	7.625	6/15/2015	1,117,250
5,530,000	Qwest Services Corporation	13.500	12/15/2010	6,318,025
1,290,000	Qwest Services Corporation	14.000	12/15/2014	1,562,512
1,100,000	Rainbow National Services, LLC	8.750	9/1/2012	1,155,000
2,560,000	Rainbow National Services, LLC	10.375	9/1/2014	2,816,000
1,100,000	Rogers Wireless Communications, Inc.	7.250	12/15/2012	1,155,000
2,560,000	Rogers Wireless Communications, Inc.	7.500	3/15/2015	2,745,600
861,000	SBA Telecommunications, Inc.(d)	9.750	12/15/2007	777,052
2,190,000	UbiquiTel Operating Company	9.875	3/1/2011	2,392,575
2,210,000	US Unwired, Inc.	10.000	6/15/2012	2,513,875
2,930,000	Valor Telecommunications Enterprises, LLC	7.750	2/15/2015	2,867,738
2,920,000	Videotron Ltee	6.875	1/15/2014	2,949,200
2,360,000	WDAC Subsidiary Corporation(b)	8.375	12/1/2014	2,224,300
2,500,000	XM Satellite Radio, Inc.(c)	9.193	2/1/2006	2,518,750
2,920,000	Zeus Special Subsidiary, Ltd.(d)	9.250	2/1/2010	1,919,900

	Total Communications Services			110,176,699

Consumer Cyclical (16.0%)
1,470,000	Allied Security Escrow Corporation	11.375	7/15/2011	1,402,862
3,200,000	American Casino & Entertainment Properties, LLC	7.850	2/1/2012	3,280,000
2,930,000	ArvinMeritor, Inc.(b)	8.750	3/1/2012	2,746,875
3,250,000	Beazer Homes USA, Inc.	8.625	5/15/2011	3,347,500
2,520,000	Blockbuster, Inc.(b)	9.000	9/1/2012	2,079,000
3,350,000	Boyd Gaming Corporation	7.750	12/15/2012	3,484,000
2,940,000	Buffets, Inc.(b)	11.250	7/15/2010	2,940,000
2,190,000	Buhrmann U.S., Inc.	7.875	3/1/2015	2,162,625
2,150,000	Caesars Entertainment, Inc.	8.125	5/15/2011	2,348,875
1,490,000	Circus & Eldorado Joint Venture/Silver
	Legacy Capital Corporation	10.125	3/1/2012	1,557,050
3,650,000	D.R. Horton, Inc.	4.875	1/15/2010	3,506,135
2,200,000	Delphi Corporation(b,e)	6.500	8/15/2013	1,523,500
2,930,000	Dollarama Group, LP	8.875	8/15/2012	2,827,450

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (82.6%)	Rate	Date	Value

Consumer Cyclical -- continued
$2,570,000	Gaylord Entertainment Company	6.750%	11/15/2014	$2,480,050
8,050,000	General Motors Acceptance Corporation	6.875	9/15/2011	7,805,432
1,830,000	General Motors Acceptance Corporation(b)	6.750	12/1/2014	1,749,910
2,720,000	Group 1 Automotive, Inc.	8.250	8/15/2013	2,618,000
2,970,000	Host Marriott, LP	6.375	3/15/2015	2,880,900
3,660,000	IAAI Finance Corporation	11.000	4/1/2013	3,817,278
2,920,000	Jean Coutu Group (PJC), Inc.(b)	8.500	8/1/2014	2,708,300
2,930,000	KB Home(b)	6.250	6/15/2015	2,756,518
3,680,000	Kerzner International, Ltd.	6.750	10/1/2015	3,496,000
2,910,000	Lear Corporation(b)	5.750	8/1/2014	2,342,550
6,400,000	MGM MIRAGE(b)	5.875	2/27/2014	5,984,000
3,450,000	Mohegan Tribal Gaming Authority(b)	6.375	7/15/2009	3,450,000
3,850,000	NCL Corporation	10.625	7/15/2014	3,955,875
2,400,000	Nebraska Book Company, Inc.	8.625	3/15/2012	2,244,000
1,750,000	Penn National Gaming, Inc.	6.875	12/1/2011	1,725,938
2,200,000	Perry Ellis International, Inc.	8.875	9/15/2013	2,216,500
3,190,000	Poster Financial Group, Inc.(b)	8.750	12/1/2011	3,253,800
4,050,000	Rent-Way, Inc.(b)	11.875	6/15/2010	4,353,750
2,830,000	TRW Automotive, Inc.	9.375	2/15/2013	3,042,250
1,825,000	Universal City Florida Holding Company I/II(c)	8.443	2/1/2006	1,868,344
1,120,000	Universal City Florida Holding Company I/II	8.375	5/1/2010	1,148,000
2,600,000	VICORP Restaurants, Inc.	10.500	4/15/2011	2,405,000
1,280,000	Walt Disney Company, Convertible	2.125	4/15/2023	1,297,600
2,650,000	Warnaco, Inc.	8.875	6/15/2013	2,855,375
3,705,000	WMG Holdings Corporation(d)	9.500	12/15/2009	2,547,188

	Total Consumer Cyclical			108,208,430

Consumer Non-Cyclical (7.3%)
1,830,000	ACCO Brands Corporation	7.625	8/15/2015	1,738,500
1,290,000	Athena Neurosciences Finance, LLC(b)	7.250	2/21/2008	1,244,850
2,220,000	Beverly Enterprises, Inc.	7.875	6/15/2014	2,430,900
1,840,000	DaVita, Inc.(b)	6.625	3/15/2013	1,863,000
1,830,000	DaVita, Inc.(b)	7.250	3/15/2015	1,848,300
1,460,000	Elan Finance Corporation, Ltd.	7.750	11/15/2011	1,284,800
2,190,000	Fisher Scientific International, Inc.	6.125	7/1/2015	2,173,575
2,940,000	IASIS Healthcare, LLC (IASIS Capital Corporation)	8.750	6/15/2014	3,013,500
1,596,000	Jafra Cosmetics	10.750	5/15/2011	1,751,610
4,450,000	Jostens Holding Corporation(d)	10.250	12/1/2008	3,215,125
2,190,000	Lifecare Holdings, Inc.	9.250	8/15/2013	1,620,600
3,050,000	Michael Foods, Inc.	8.000	11/15/2013	3,095,750
5,130,000	Roundy’s, Inc.	8.875	6/15/2012	5,655,209
2,570,000	Select Medical Corporation	7.625	2/1/2015	2,383,675
1,830,000	Smithfield Foods, Inc.(b)	8.000	10/15/2009	1,932,938
730,000	Smithfield Foods, Inc.	7.000	8/1/2011	740,950
3,325,000	Stater Brothers Holdings, Inc.	8.125	6/15/2012	3,250,188
2,750,000	Triad Hospitals, Inc.	7.000	5/15/2012	2,791,250

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (82.6%)	Rate	Date	Value

Consumer Non-Cyclical -- continued
$2,740,000	US Oncology Holdings, Inc.(c)	9.264%	3/15/2006	$2,685,200
1,640,000	US Oncology, Inc.	9.000	8/15/2012	1,730,200
910,000	Vanguard Health Holding Company I, LLC(d)	11.250	10/1/2009	637,000
730,000	Ventas Realty, LP/Ventas Capital Corporation	7.125	6/1/2015	753,725
1,550,000	Warner Chilcott Corporation	8.750	2/1/2015	1,426,000

	Total Consumer Non-Cyclical			49,266,845

Energy (4.8%)
1,460,000	Chesapeake Energy Corporation	6.375	6/15/2015	1,434,450
2,550,000	Chesapeake Energy Corporation	6.250	1/15/2018	2,473,500
2,000,000	Compton Petroleum Corporation	9.900	5/15/2009	2,125,000
1,700,000	EXCO Resources, Inc.	7.250	1/15/2011	1,717,000
2,560,000	Harvest Operations Corporation(b)	7.875	10/15/2011	2,483,200
2,860,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	2,788,500
1,332,000	Magnum Hunter Resources, Inc.	9.600	3/15/2012	1,438,560
2,555,000	Ocean Rig Norway AS	8.375	7/1/2013	2,743,431
2,620,000	Petroleum Geo-Services ASA	10.000	11/5/2010	2,895,100
2,210,000	Pioneer Natural Resources Company	5.875	7/15/2016	2,112,623
1,835,000	Pogo Producing Company	6.875	10/1/2017	1,816,650
2,580,000	Pride International, Inc.(b)	7.375	7/15/2014	2,779,950
2,700,000	Western Oil Sands, Inc.	8.375	5/1/2012	3,057,750
1,830,000	Whiting Petroleum Corporation	7.250	5/1/2012	1,843,725
735,000	Whiting Petroleum Corporation	7.000	2/1/2014	736,838

	Total Energy			32,446,277

Financials (1.9%)
2,558,000	American Financial Group, Inc., Convertible(d)	Zero Coupon	6/2/2008	1,106,335
2,150,000	Dollar Financial Group, Inc.	9.750	11/15/2011	2,193,000
3,960,000	Dow Jones CDX(b)	8.750	12/29/2010	3,905,550
1,820,000	Fairfax Financial Holdings, Ltd.(b)	7.750	4/26/2012	1,674,484
1,830,000	FTI Consulting, Inc.	7.625	6/15/2013	1,866,600
1,830,000	Residential Capital Corporation	6.375	6/30/2010	1,858,812
5,000,000	SIG Capital Trust I(f,g)	9.500	8/15/2027	5

	Total Financials			12,604,786

Foreign (0.2%)
1,350,000	Federal Republic of Brazil(b)	11.000	1/11/2012	1,606,500

	Total Foreign			1,606,500

Technology (3.7%)
1,285,000	Electronic Data Systems Corporation, Convertible	3.875	7/15/2023	1,257,694
740,000	Flextronics International, Ltd., Convertible	1.000	8/1/2010	641,950
1,470,000	Freescale Semiconductor, Inc.	6.875	7/15/2011	1,517,775
1,470,000	Freescale Semiconductor, Inc.	7.125	7/15/2014	1,541,662
2,120,000	Itron, Inc.	7.750	5/15/2012	2,162,400

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (82.6%)	Rate	Date	Value

Technology -- continued
$1,830,000	MagnaChip Semiconductor SA/MagnaChip
	Semiconductor Finance	6.875%	12/15/2011	$1,720,200
2,000,000	Sanmina-SCI Corporation	10.375	1/15/2010	2,190,000
470,000	Sanmina-SCI Corporation(b)	6.750	3/1/2013	439,450
1,470,000	SunGard Data Systems, Inc.	9.125	8/15/2013	1,492,050
2,930,000	SunGard Data Systems, Inc.	10.250	8/15/2015	2,904,362
1,300,000	Thomas & Betts Corporation	7.250	6/1/2013	1,370,391
3,400,000	UGS Corporation	10.000	6/1/2012	3,714,500
550,000	Unisys Corporation(b)	7.875	4/1/2008	522,500
1,300,000	Unisys Corporation(b)	8.000	10/15/2012	1,144,000
2,590,000	Xerox Corporation	7.625	6/15/2013	2,719,500

	Total Technology			25,338,434

Transportation (2.1%)
1,460,000	H-Lines Finance Holding Corporation(d)	11.000	4/1/2008	1,200,850
2,300,000	Horizon Lines, LLC	9.000	11/1/2012	2,440,875
2,560,000	Progress Rail Services Corporation	7.750	4/1/2012	2,617,600
3,707,162	United Air Lines, Inc.(e)	7.730	7/1/2010	3,578,067
4,050,000	Windsor Petroleum Transport Corporation	7.840	1/15/2021	4,264,411

	Total Transportation			14,101,803

Utilities (10.4%)
1,300,000	AES Corporation(b)	8.875	2/15/2011	1,391,000
3,100,000	AES Corporation	8.750	5/15/2013	3,348,000
2,920,000	AmeriGas Partners, LP	7.250	5/20/2015	3,022,200
2,600,000	Calpine Generating Company, LLC(c)	9.804	12/1/2005	2,626,000
4,010,370	CE Generation, LLC	7.416	12/15/2018	4,256,302
2,210,000	Colorado Interstate Gas Company	6.800	11/15/2015	2,221,050
1,820,000	Consumers Energy Company(b)	6.300	2/1/2012	1,806,350
730,000	Dominion Resources, Inc., Convertible	2.125	12/15/2023	795,700
3,000,000	Dynegy Holdings, Inc.	9.875	7/15/2010	3,225,000
1,830,000	Dynegy Holdings, Inc.(b)	6.875	4/1/2011	1,752,225
5,500,000	Edison Mission Energy	9.875	4/15/2011	6,407,500
4,150,000	El Paso Corporation(b)	7.000	5/15/2011	4,087,750
1,280,000	El Paso Corporation	7.800	8/1/2031	1,270,400
3,250,000	El Paso Production Holding Company	7.750	6/1/2013	3,347,500
2,621,024	Midland Funding Corporation II	13.250	7/23/2006	2,747,202
1,650,000	Midwest Generation, LLC	8.750	5/1/2034	1,806,750
3,130,000	Mission Energy Holding Company	13.500	7/15/2008	3,622,975
2,036,000	NRG Energy, Inc.	8.000	12/15/2013	2,219,240
1,470,000	Pacific Energy Partners, LP/Pacific
	Energy Finance Corporation	7.125	6/15/2014	1,528,800
1,500,000	Southern Natural Gas Company	8.875	3/15/2010	1,609,840
1,840,000	Southern Natural Gas Company	7.350	2/15/2031	1,838,651
2,710,000	Southern Star Central Corporation	8.500	8/1/2010	2,879,375
1,100,000	Targa Resources, Inc.	8.500	11/1/2013	1,116,500

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (82.6%)	Rate	Date	Value

Utilities -- continued
$2,000,000	Texas Genco, LLC/Texas Genco Financing Corporation	6.875%	12/15/2014	$2,140,000
6,500,000	Williams Companies, Inc.	8.125	3/15/2012	7,020,000
1,830,000	Williams Companies, Inc.	8.750	3/15/2032	2,111,362

	Total Utilities			70,197,672

	Total Long-Term Fixed Income (cost $555,508,466)			558,001,011

Shares	Preferred Stock (1.3%)			Value

43,000	CenterPoint Energy, Inc., Convertible(h)			$1,485,908
65,000	Chevy Chase Preferred Capital Corporation, Convertible			3,461,250
2,600	Sovereign Real Estate Investment Corporation			3,744,000

	Total Preferred Stock (cost $7,020,593)			8,691,158

Shares	Common Stock (0.1%)			Value

2,900	ASAT Finance, LLC, Stock Warrants (f,h,i)			$0
5,578	ICO Global Communication (Holdings), Ltd.(b,h)			22,451
928	ICO Global Communication (Holdings), Ltd. Warrants(h)			28
3,000	Pliant Corporation, Stock Warrants (h,i)			30
3,000	RailAmerica, Inc., Stock Warrants (h,i)			174,000
4,500	TravelCenters of America, Inc., Stock Warrants (f,h,i)			74,655
13,500	TravelCenters of America, Inc., Stock Warrants(f,h)			223,965
36,330	TVMAX Holdings, Inc.(h)			36,330

	Total Common Stock (cost $2,733,966)			531,459

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (12.2%)	Rate(j)	Date	Value

82,460,818	Thrivent Financial Securities Lending Trust	3.950%	N/A	$82,460,818

	Total Collateral Held for Securities Loaned
	(cost $82,460,818)			82,460,818

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Fund
Schedule of Investments as of October 31, 2005(a)
		Interest	Maturity
Shares	Short-Term Investments (3.8%)	Rate(j)	Date	Value

25,764,469	Thrivent Money Market Fund	3.600%	N/A	$25,764,469

	Total Short-Term Investments (at amortized cost)			25,764,469

	Total Investments (cost $673,488,312)			$675,448,915

(a)	The categories of investments are shown as a percentage of total investments.

(b)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(c)	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d)	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(e)	In bankruptcy.

(f)	Security is fair valued as discussed in the notes to the financial statements.

(g)	In default.

(h)	Non-income producing security.

(i)	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. These securities have been valued from the date of acquisition through October 31, 2005, by obtaining quotations from brokers active with these securities. The following table indicates the acquisition date and cost of restricted securities the Fund owned as of October 31, 2005.

		Acquisition
	Security	Date	Cost

	ASAT Finance, LLC, Stock Warrants	10/20/1999	$64,123
	Pliant Corporation, Stock Warrants	8/22/2000	99,578
	RailAmerica, Inc., Stock Warrants	8/9/2000	117,000
	TravelCenters of America, Inc., Stock Warrants	11/9/2000	156,200

(j)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
The accompanying notes to the financial statements are an integral part of this schedule.

151

	High Yield Fund II
	Schedule of Investments as of October 31, 2005(a)
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (81.6%)	Rate	Date	Value

Basic Materials (11.0%)
$650,000	Abitibi-Consolidated, Inc.(b)	8.550%	8/1/2010	$635,375
250,000	Ainsworth Lumber Company, Ltd.(c)	7.674	12/30/2005	248,750
560,000	Ainsworth Lumber Company, Ltd.	6.750	3/15/2014	476,000
370,000	Appleton Papers, Inc.	8.125	6/15/2011	352,425
210,000	Appleton Papers, Inc.(b)	9.750	6/15/2014	197,400
580,000	Arch Western Finance, LLC	6.750	7/1/2013	582,900
373,000	BCP Caylux Holdings Luxembourg SCA	9.625	6/15/2014	410,300
310,000	Buckeye Technologies, Inc.(b)	8.000	10/15/2010	292,950
310,000	Buckeye Technologies, Inc.	8.500	10/1/2013	307,675
560,000	Cellu Tissue Holdings, Inc.	9.750	3/15/2010	543,200
570,000	Chaparral Steel Company	10.000	7/15/2013	589,950
580,000	Crystal US Holdings 3, LLC/Crystal
	US Sub 3 Corporation(d)	10.000	10/1/2009	407,450
490,000	Domtar, Inc.(b)	7.125	8/1/2015	414,050
410,000	Equistar Chemicals, LP	10.125	9/1/2008	441,775
425,000	Equistar Chemicals, LP	10.625	5/1/2011	463,250
520,000	Georgia-Pacific Corporation	8.125	5/15/2011	564,200
520,000	Georgia-Pacific Corporation	9.375	2/1/2013	573,300
200,000	Georgia-Pacific Corporation(b)	8.000	1/15/2024	213,000
560,000	Huntsman International, LLC(b)	10.125	7/1/2009	576,100
264,000	Huntsman, LLC	11.500	7/15/2012	298,650
700,000	ISP Holdings, Inc.	10.625	12/15/2009	735,000
600,000	Ispat Inland ULC(c)	10.804	1/3/2006	624,000
104,000	Ispat Inland ULC	9.750	4/1/2014	117,520
700,000	Kappa Beheer BV	10.625	7/15/2009	726,250
910,000	Lyondell Chemical Company	10.500	6/1/2013	1,031,712
200,000	MacDermid, Inc.	9.125	7/15/2011	212,250
490,000	Nalco Company(b)	7.750	11/15/2011	500,412
650,000	Nell AF SARL(b)	8.375	8/15/2015	624,000
540,000	Novelis, Inc.	7.250	2/15/2015	492,750
925,000	Peabody Energy Corporation	6.875	3/15/2013	955,062
580,000	Ryerson Tull, Inc.(b)	8.250	12/15/2011	561,150
575,000	Southern Peru Copper Corporation	7.500	7/27/2035	550,523
580,000	Steel Dynamics, Inc.	9.500	3/15/2009	611,900
625,000	Stone Container Corporation(b)	8.375	7/1/2012	596,875

	Total Basic Materials			16,928,104

Capital Goods (8.8%)
320,000	Ahern Rentals, Inc.	9.250	8/15/2013	324,800
80,000	Aleris International, Inc.	9.000	11/15/2014	81,600
800,000	Allied Waste North America, Inc.	8.500	12/1/2008	832,000
340,000	Allied Waste North America, Inc.(b)	7.875	4/15/2013	348,500
610,000	Amsted Industries, Inc.	10.250	10/15/2011	652,700
330,000	Builders Firstsource, Inc.(c)	8.040	11/15/2005	331,650
810,000	Case New Holland, Inc.	9.250	8/1/2011	852,525
580,000	Consolidated Container Company, LLC(d)	10.750	6/15/2007	458,200

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Fund II
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (81.6%)	Rate	Date	Value

Capital Goods -- continued
$600,000	Crown Euro Holdings SA	9.500%	3/1/2011	$660,000
400,000	Crown Euro Holdings SA	10.875	3/1/2013	471,000
520,000	Da-Lite Screen Company, Inc.	9.500	5/15/2011	548,600
610,000	Fastentech, Inc.	11.500	5/1/2011	631,350
380,000	Graham Packaging Company, Inc.(b)	9.875	10/15/2014	355,300
425,000	Invensys plc(b)	9.875	3/15/2011	408,000
250,000	K&F Acquisition, Inc.(b)	7.750	11/15/2014	250,000
290,000	L-3 Communication Corporation, Convertible	3.000	8/1/2035	291,450
760,000	Legrand SA	10.500	2/15/2013	860,700
460,000	Mueller Group, Inc.	10.000	5/1/2012	483,000
610,000	NationsRent, Inc.(b)	9.500	10/15/2010	663,375
125,000	Owens-Brockway Glass Container, Inc.	7.750	5/15/2011	128,125
700,000	Owens-Brockway Glass Container, Inc.	8.750	11/15/2012	750,750
350,000	Owens-Brockway Glass Container, Inc.	8.250	5/15/2013	357,000
320,000	Owens-Illinois, Inc.(b)	7.500	5/15/2010	316,800
610,000	Plastipak Holdings, Inc.	10.750	9/1/2011	667,950
550,000	TransDigm, Inc.	8.375	7/15/2011	572,000
600,000	Trinity Industries, Inc.(b)	6.500	3/15/2014	585,000
610,000	United Rentals North America, Inc.	6.500	2/15/2012	584,838

	Total Capital Goods			13,467,213

Communications Services (17.1%)
610,000	Alamosa Delaware, Inc.	8.500	1/31/2012	632,875
400,000	American Cellular Corporation	10.000	8/1/2011	432,000
660,000	American Tower Corporation	7.125	10/15/2012	680,625
380,000	American Towers, Inc.	7.250	12/1/2011	397,100
340,000	AT&T Corporation	9.050	11/15/2011	375,700
657,000	Block Communications, Inc.	9.250	4/15/2009	693,135
665,051	Calpoint Receivable Structured Trust 2001	7.440	12/10/2006	666,714
339,788	CCH I, LLC	11.000	10/1/2015	307,508
490,000	Centennial Communications Corporation	8.125	2/1/2014	507,150
330,000	Charter Communications Holdings, LLC	8.625	4/1/2009	270,600
730,000	Charter Communications Holdings, LLC(b)	8.750	11/15/2013	702,625
175,000	Charter Communications Operating, LLC	8.000	4/30/2012	175,656
275,000	Charter Communications Operating, LLC	8.375	4/30/2014	275,688
660,000	Citizens Communications Company(b)	9.250	5/15/2011	714,450
600,000	CSC Holdings, Inc.	7.625	4/1/2011	601,500
679,000	Dex Media West, LLC/Dex Media West Finance Company	9.875	8/15/2013	748,598
610,000	Dex Media, Inc.	8.000	11/15/2013	620,675
617,000	DIRECTV Holdings, LLC	8.375	3/15/2013	667,902
650,000	Dobson Cellular Systems(b)	9.875	11/1/2012	702,000
160,000	Dobson Communications Corporation, Convertible	1.500	10/1/2025	148,600
150,000	EchoStar DBS Corporation	5.750	10/1/2008	146,625
450,000	Eircom Funding	8.250	8/15/2013	484,875
160,000	Houghton Mifflin Company	8.250	2/1/2011	163,600
338,000	Houghton Mifflin Company(b)	9.875	2/1/2013	348,985

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Fund II
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (81.6%)	Rate	Date	Value

Communications Services -- continued
$500,000	Intelsat Bermuda, Ltd.	8.625%	1/15/2015	$506,250
610,000	IPCS Escrow Company	11.500	5/1/2012	683,200
700,000	Kabel Deutschland GmbH	10.625	7/1/2014	753,375
690,000	Nextel Communications, Inc.	6.875	10/31/2013	721,789
420,000	Nextel Communications, Inc.	5.950	3/15/2014	421,309
610,000	Nextel Partners, Inc.	8.125	7/1/2011	651,175
279,000	PanAmSat Corporation	9.000	8/15/2014	293,648
376,000	PanAmSat Holding Corporation(b,d)	10.375	11/1/2009	256,620
100,000	PRIMEDIA, Inc.(c)	9.165	11/15/2005	100,250
650,000	PRIMEDIA, Inc.(b)	8.000	5/15/2013	593,125
420,000	Qwest Communications International, Inc.(c)	7.297	11/15/2005	421,050
330,000	Qwest Communications International, Inc.(b)	7.250	2/15/2011	320,925
160,000	Qwest Corporation(c)	7.120	12/15/2005	168,800
840,000	Qwest Corporation	7.875	9/1/2011	879,900
240,000	Qwest Corporation	7.625	6/15/2015	246,000
1,250,000	Qwest Services Corporation	13.500	12/15/2010	1,428,125
280,000	Qwest Services Corporation	14.000	12/15/2014	339,150
250,000	Rainbow National Services, LLC	8.750	9/1/2012	262,500
590,000	Rainbow National Services, LLC	10.375	9/1/2014	649,000
240,000	Rogers Wireless Communications, Inc.	7.250	12/15/2012	252,000
575,000	Rogers Wireless Communications, Inc.	7.500	3/15/2015	616,688
188,000	SBA Telecommunications, Inc.(d)	9.750	12/15/2007	169,670
300,000	Sheridan Group, Inc.(b)	10.250	8/15/2011	312,000
495,000	UbiquiTel Operating Company	9.875	3/1/2011	540,788
390,000	US Unwired, Inc.	10.000	6/15/2012	443,625
650,000	Valor Telecommunications Enterprises, LLC	7.750	2/15/2015	636,188
670,000	Videotron Ltee	6.875	1/15/2014	676,700
540,000	WDAC Subsidiary Corporation(b)	8.375	12/1/2014	508,950
610,000	XM Satellite Radio, Inc.(c)	9.193	2/1/2006	614,575
660,000	Zeus Special Subsidiary, Ltd.(d)	9.250	2/1/2010	433,950

	Total Communications Services			26,366,511

Consumer Cyclical (15.7%)
330,000	Allied Security Escrow Corporation	11.375	7/15/2011	314,928
400,000	AmeriGas Partners, LP/AmeriGas
	Eagle Finance Corporation	10.000	4/15/2006	408,500
660,000	ArvinMeritor, Inc.(b)	8.750	3/1/2012	618,750
800,000	Beazer Homes USA, Inc.	8.625	5/15/2011	824,000
570,000	Blockbuster, Inc.(b)	9.000	9/1/2012	470,250
1,100,000	Boyd Gaming Corporation(b)	7.750	12/15/2012	1,144,000
730,000	Buffets, Inc.(b)	11.250	7/15/2010	730,000
490,000	Buhrmann U.S., Inc.	7.875	3/1/2015	483,875
975,000	Caesars Entertainment, Inc.	7.875	3/15/2010	1,039,594
500,000	Circus & Eldorado Joint Venture/Silver
	Legacy Capital Corporation(b)	10.125	3/1/2012	522,500
830,000	D.R. Horton, Inc.	4.875	1/15/2010	797,286

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Fund II
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (81.6%)	Rate	Date	Value

Consumer Cyclical -- continued
$1,000,000	D.R. Horton, Inc.	5.625%	9/15/2014	$945,568
480,000	Delphi Corporation(b,e)	6.500	8/15/2013	332,400
650,000	Dollarama Group, LP	8.875	8/15/2012	627,250
570,000	Gaylord Entertainment Company	6.750	11/15/2014	550,050
1,780,000	General Motors Acceptance Corporation	6.875	9/15/2011	1,725,919
410,000	General Motors Acceptance Corporation(b)	6.750	12/1/2014	392,056
440,000	Group 1 Automotive, Inc.	8.250	8/15/2013	423,500
75,000	Host Marriott, LP(b)	7.125	11/1/2013	76,031
820,000	IAAI Finance Corporation	11.000	4/1/2013	855,237
660,000	Jean Coutu Group (PJC), Inc.(b)	8.500	8/1/2014	612,150
660,000	KB Home	6.250	6/15/2015	620,922
810,000	Kerzner International, Ltd.	6.750	10/1/2015	769,500
660,000	Lear Corporation(b)	5.750	8/1/2014	531,300
1,380,000	MGM MIRAGE(b)	5.875	2/27/2014	1,290,300
840,000	NCL Corporation	10.625	7/15/2014	863,100
530,000	Nebraska Book Company, Inc.	8.625	3/15/2012	495,550
390,000	Penn National Gaming, Inc.	6.875	12/1/2011	384,638
710,000	Poster Financial Group, Inc.	8.750	12/1/2011	724,200
770,000	Rent-Way, Inc.	11.875	6/15/2010	827,750
635,000	TRW Automotive, Inc.	9.375	2/15/2013	682,625
350,000	Universal City Development Services	11.750	4/1/2010	392,438
410,000	Universal City Florida Holding Company I/II(c)	8.443	2/1/2006	419,738
230,000	Universal City Florida Holding Company I/II	8.375	5/1/2010	235,750
600,000	VICORP Restaurants, Inc.	10.500	4/15/2011	555,000
280,000	Walt Disney Company, Convertible	2.125	4/15/2023	283,850
600,000	Warnaco, Inc.	8.875	6/15/2013	646,500
843,000	WMG Holdings Corporation(d)	9.500	12/15/2009	579,562

	Total Consumer Cyclical			24,196,567

Consumer Non-Cyclical (6.8%)
410,000	ACCO Brands Corporation	7.625	8/15/2015	389,500
280,000	Athena Neurosciences Finance, LLC(b)	7.250	2/21/2008	270,200
480,000	Beverly Enterprises, Inc.	7.875	6/15/2014	525,600
400,000	DaVita, Inc.	6.625	3/15/2013	405,000
410,000	DaVita, Inc.(b)	7.250	3/15/2015	414,100
330,000	Elan Finance Corporation, Ltd.	7.750	11/15/2011	290,400
490,000	Fisher Scientific International, Inc.	6.125	7/1/2015	486,325
650,000	IASIS Healthcare, LLC (IASIS Capital Corporation)	8.750	6/15/2014	666,250
855,000	Jostens Holding Corporation(d)	10.250	12/1/2008	617,738
500,000	Lifecare Holdings, Inc.	9.250	8/15/2013	370,000
600,000	Michael Foods, Inc.	8.000	11/15/2013	609,000
1,160,000	Roundy’s, Inc.	8.875	6/15/2012	1,278,761
560,000	Select Medical Corporation	7.625	2/1/2015	519,400
410,000	Smithfield Foods, Inc.	8.000	10/15/2009	433,062
160,000	Smithfield Foods, Inc.	7.000	8/1/2011	162,400
720,000	Stater Brothers Holdings, Inc.	8.125	6/15/2012	703,800

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Fund II
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (81.6%)	Rate	Date	Value

Consumer Non-Cyclical -- continued
$610,000	Triad Hospitals, Inc.	7.000%	5/15/2012	$619,150
620,000	US Oncology Holdings, Inc.(c)	9.264	3/15/2006	607,600
380,000	US Oncology, Inc.	9.000	8/15/2012	400,900
210,000	Vanguard Health Holding Company I, LLC(d)	11.250	10/1/2009	147,000
160,000	Ventas Realty, LP/Ventas Capital Corporation	7.125	6/1/2015	165,200
350,000	Warner Chilcott Corporation	8.750	2/1/2015	322,000

	Total Consumer Non-Cyclical			10,403,386

Energy (6.3%)
330,000	Chesapeake Energy Corporation	6.375	6/15/2015	324,225
580,000	Chesapeake Energy Corporation	6.250	1/15/2018	562,600
375,000	EXCO Resources, Inc.	7.250	1/15/2011	378,750
466,000	Hanover Equipment Trust	8.500	9/1/2008	484,640
580,000	Harvest Operations Corporation	7.875	10/15/2011	562,600
650,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	633,750
560,000	Ocean Rig Norway AS	8.375	7/1/2013	601,300
670,000	Petroleum Geo-Services ASA	10.000	11/5/2010	740,350
490,000	Pioneer Natural Resources Company	5.875	7/15/2016	468,410
405,000	Pogo Producing Company	6.875	10/1/2017	400,950
1,190,000	Premcor Refining Group, Inc.	6.750	5/1/2014	1,243,550
570,000	Pride International, Inc.(b)	7.375	7/15/2014	614,175
600,000	SESI, LLC	8.875	5/15/2011	628,500
450,000	Vintage Petroleum, Inc.	7.875	5/15/2011	471,375
350,000	Vintage Petroleum, Inc.	8.250	5/1/2012	377,125
610,000	Western Oil Sands, Inc.	8.375	5/1/2012	690,825
400,000	Whiting Petroleum Corporation	7.250	5/1/2012	403,000
160,000	Whiting Petroleum Corporation	7.000	2/1/2014	160,400

	Total Energy			9,746,525

Financials (1.0%)
591,000	American Financial Group, Inc., Convertible(d)	Zero Coupon	6/2/2008	255,608
410,000	Fairfax Financial Holdings, Ltd.(b)	7.750	4/26/2012	377,219
400,000	FTI Consulting, Inc.	7.625	6/15/2013	408,000
410,000	Residential Capital Corporation	6.375	6/30/2010	416,455

	Total Financials			1,457,282

Technology (3.3%)
280,000	Electronic Data Systems Corporation, Convertible	3.875	7/15/2023	274,050
160,000	Flextronics International, Ltd., Convertible	1.000	8/1/2010	138,800
330,000	Freescale Semiconductor, Inc.	6.875	7/15/2011	340,725
330,000	Freescale Semiconductor, Inc.	7.125	7/15/2014	346,088
420,000	MagnaChip Semiconductor SA/MagnaChip
	Semiconductor Finance	6.875	12/15/2011	394,800
600,000	Sanmina-SCI Corporation	10.375	1/15/2010	657,000
100,000	Sanmina-SCI Corporation(b)	6.750	3/1/2013	93,500
320,000	SunGard Data Systems, Inc.	9.125	8/15/2013	324,800

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Fund II
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (81.6%)	Rate	Date	Value

Technology -- continued
$650,000	SunGard Data Systems, Inc.	10.250%	8/15/2015	$644,312
760,000	UGS Corporation	10.000	6/1/2012	830,300
120,000	Unisys Corporation(b)	7.875	4/1/2008	114,000
280,000	Unisys Corporation(b)	8.000	10/15/2012	246,400
600,000	Xerox Corporation	7.625	6/15/2013	630,000

	Total Technology			5,034,775

Transportation (1.4%)
330,000	H-Lines Finance Holding Corporation(d)	11.000	4/1/2008	271,425
520,000	Horizon Lines, LLC	9.000	11/1/2012	551,850
580,000	Progress Rail Services Corporation	7.750	4/1/2012	593,050
829,365	United Air Lines, Inc.(e)	7.730	7/1/2010	800,484

	Total Transportation			2,216,809

Utilities (10.2%)
475,000	AES Corporation(b)	8.875	2/15/2011	508,250
700,000	AES Corporation	8.750	5/15/2013	756,000
660,000	AmeriGas Partners, LP	7.250	5/20/2015	683,100
580,000	Calpine Generating Company, LLC(c)	9.804	12/1/2005	585,800
601,160	CE Generation, LLC	7.416	12/15/2018	638,026
488,700	Cedar Brakes II, LLC	9.875	9/1/2013	560,905
490,000	Colorado Interstate Gas Company	6.800	11/15/2015	492,450
410,000	Consumers Energy Company	6.300	2/1/2012	406,925
160,000	Dominion Resources, Inc., Convertible	2.125	12/15/2023	174,400
710,000	Dynegy Holdings, Inc.	9.875	7/15/2010	763,250
420,000	Dynegy Holdings, Inc.(b)	6.875	4/1/2011	402,150
1,400,000	Edison Mission Energy	9.875	4/15/2011	1,631,000
1,005,000	El Paso Corporation(b)	7.375	12/15/2012	999,975
290,000	El Paso Corporation	7.800	8/1/2031	287,825
75,000	El Paso Natural Gas Corporation	7.625	8/1/2010	78,707
150,000	Ipalco Enterprises, Inc.	8.375	11/14/2008	156,000
500,000	Ipalco Enterprises, Inc.(b)	8.625	11/14/2011	541,250
500,000	Midwest Generation, LLC	8.750	5/1/2034	547,500
260,000	Mission Energy Holding Company	13.500	7/15/2008	300,950
825,000	NRG Energy, Inc.	8.000	12/15/2013	899,250
170,000	Pacific Energy Partners, LP/Pacific
	Energy Finance Corporation	7.125	6/15/2014	176,800
200,000	Pacific Energy Partners, LP/Pacific
	Energy Finance Corporation	6.250	9/15/2015	197,500
550,000	Sonat, Inc.	7.625	7/15/2011	552,750
410,000	Southern Natural Gas Company	7.350	2/15/2031	409,699
610,000	Southern Star Central Corporation	8.500	8/1/2010	648,125
240,000	Targa Resources, Inc.	8.500	11/1/2013	243,600
460,000	Texas Genco, LLC/Texas Genco Financing Corporation	6.875	12/15/2014	492,200

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Fund II
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (81.6%)	Rate	Date	Value

Utilities -- continued
$610,000	Williams Companies, Inc.(b)	7.625%	7/15/2019	$646,600
475,000	Williams Companies, Inc.	7.875	9/1/2021	512,406
410,000	Williams Companies, Inc.	8.750	3/15/2032	473,038

	Total Utilities			15,766,431

	Total Long-Term Fixed Income (cost $125,008,830)			125,583,603

Shares	Preferred Stock (1.0%)			Value

7,000	CenterPoint Energy, Inc., Convertible(f)			$241,892
918	Sovereign Real Estate Investment Corporation			1,321,920

	Total Preferred Stock (cost $1,600,800)			1,563,812

Shares	Common Stock(g)			Value

750	Arcadia Financial, Ltd., Stock Warrants(f,h)			$0
735	ICG Communications, Inc., Stock Rights(f,h)			0
3	Orion Refining Corporation (f,h,i)			0
500	Unifi Communications, Inc., Stock Warrants(f,h,i)			0

	Total Common Stock (cost $27,847)			0

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (14.5%)	Rate(j)	Date	Value

22,348,675	Thrivent Financial Securities Lending Trust	3.950%	N/A	$22,348,675

	Total Collateral Held for Securities Loaned
	(cost $22,348,675)			22,348,675

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Fund II
Schedule of Investments as of October 31, 2005(a)
		Interest	Maturity
Shares	Short-Term Investments (2.9%)	Rate(j)	Date	Value

4,387,353	Thrivent Money Market Fund	3.600%	N/A	$4,387,353

	Total Short-Term Investments (at amortized cost)			4,387,353

	Total Investments (cost $153,373,505)			$153,883,443

(a)	The categories of investments are shown as a percentage of total investments.

(b)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(c)	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d)	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(e)	In bankruptcy.

(f)	Non-income producing security.

(g)	The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent High Yield Fund II.

(h)	Security is fair valued as discussed in the notes to the financial statements.

(i)	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. These securities have been valued from the date of acquisition through October 31, 2005, by obtaining quotations from brokers active with these securities. The following table indicates the acquisition date and cost of restricted securities the Fund owned as of October 31, 2005.

		Acquisition
	Security	Date	Cost

	Orion Refining Corporation	8/3/2001	$0
	Unifi Communications, Inc., Stock Warrants	2/14/1997	6,525

(j)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
The accompanying notes to the financial statements are an integral part of this schedule.

159

	Municipal Bond Fund
	Schedule of Investments as of October 31, 2005(a)
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Alabama (0.1%)
$1,000,000	Alabama 21st Century Authority Tobacco Settlement
	Revenue Bonds	5.750%	12/1/2020	$1,041,450

	Total Alabama			1,041,450

Alaska (0.5%)
3,155,000	Alaska Energy Authority Power Revenue Refunding Bonds
	(Bradley Lake) (Series 5) (FSA Insured)	5.000	7/1/2021	3,240,784
3,110,000	Northern Tobacco Securitization Corporation, Alaska
	Tobacco Settlement Revenue Bonds	6.200	6/1/2022	3,241,491

	Total Alaska			6,482,275

Arizona (2.0%)
780,000	Arizona Health Facilities Authority Revenue Bonds
	(Arizona Healthcare Pooled Financing) (FGIC Insured)	4.250	6/1/2006	785,351
815,000	Arizona Health Facilities Authority Revenue Bonds
	(Arizona Healthcare Pooled Financing) (FGIC Insured)	4.500	6/1/2007	831,031
975,000	Arizona Health Facilities Authority Revenue Bonds
	(Arizona Healthcare Pooled Financing) (FGIC Insured)	5.000	6/1/2011	1,037,312
1,020,000	Arizona Health Facilities Authority Revenue Bonds
	(Arizona Healthcare Pooled Financing) (FGIC Insured)	5.000	6/1/2012	1,083,903
1,000,000	Arizona Health Facilities Authority Revenue Bonds
	(Blood Systems, Inc.)	5.000	4/1/2017	1,044,200
1,200,000	Arizona Health Facilities Authority Revenue Bonds
	(Blood Systems, Inc.)	5.000	4/1/2018	1,235,652
500,000	Glendale, Arizona Industrial Development Authority
	(Midwestern University) (Series A)	5.750	5/15/2021	541,360
13,000,000	Phoenix, Arizona Civic Improvement Corporation Transit
	Excise Tax Revenue Bonds (Light Rail Project)	5.000	7/1/2016	13,864,630
2,000,000	Phoenix, Arizona Industrial Development Authority
	Government Office Lease Revenue Bonds (Capital Mall
	Project) (AMBAC Insured)(b)	5.375	9/15/2020	2,167,320
50,000	Phoenix, Arizona Industrial Development Authority
	Single Family Mortgage Revenue Bonds (Series 1A)
	(GNMA/FNMA/FHLMC Insured)	5.875	6/1/2016	50,718
1,285,000	Pima County, Arizona Industrial Development Authority
	Multifamily Bonds (La Hacienda Project)
	(GNMA/FHA Insured)	7.000	12/20/2031	1,377,661
1,000,000	Pinal County, Arizona Unified School District #43
	Apache Junction Bonds (Series A) (FGIC Insured)(b)	5.800	7/1/2011	1,027,950
500,000	Yavapai County, Arizona Hospital Revenue Bonds
	(Yavapai Regional Medical Center) (Series A)	6.000	8/1/2033	527,140

	Total Arizona			25,574,228

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Arkansas (0.6%)
$560,000	Arkansas Housing Development Agency Single Family
	Mortgage Revenue Bonds (FHA Insured)(b)	8.375%	7/1/2010	$626,886
2,400,000	Arkansas State Community Water System Public Water
	Authority Revenue Bonds (Series B) (MBIA Insured)	5.000	10/1/2023	2,474,808
3,000,000	Jonesboro, Arkansas Residential Housing and Health Care
	Facilities Revenue Bonds (St. Bernards Regional Medical
	Center) (AMBAC Insured)	5.800	7/1/2011	3,107,400
875,000	Pope County, Arkansas Pollution Control Revenue Bonds
	(Arkansas Power and Light Company Project) (FSA Insured)	6.300	12/1/2016	886,270

	Total Arkansas			7,095,364

California (10.5%)
3,950,000	Anaheim, California Public Financing Authority Lease
	Revenue Bonds (Public Improvements Project) (Series A)
	(FSA Insured)	6.000	9/1/2024	4,637,656
5,000,000	California Infrastructure & Economic Bank Revenue Bonds
	(Bay Area Toll Bridges) (1st Lien-A)	5.000	7/1/2025	5,196,300
145,000	California Rural Home Mortgage Finance Authority Single
	Family Mortgage Revenue Bonds (Series D)
	(GNMA/FNMA Insured)(Subject to ‘AMT’)	7.100	6/1/2031	146,341
5,000,000	California State Department of Water Resources Supply
	Revenue Bonds (Series A) (AMBAC Insured)	5.375	5/1/2018	5,422,500
10,000,000	California State General Obligation Bonds	5.000	2/1/2020	10,318,300
2,000,000	California State General Obligation Bonds
	(AMBAC Insured)	6.300	9/1/2010	2,257,060
3,000,000	California State Public Works Board Lease Revenue Bonds
	(Department of Corrections State Prison)	7.400	9/1/2010	3,496,530
4,000,000	California State Public Works Board Lease Revenue Bonds
	(UCLA Replacement Hospital) (Series A) (FSA Insured)	5.375	10/1/2015	4,341,680
1,500,000	California State Revenue General Obligation Bonds	7.000	8/1/2006	1,544,085
2,000,000	California State Revenue General Obligation Bonds	5.250	11/1/2021	2,117,680
10,000,000	California State Revenue General Obligation Bonds	5.250	4/1/2029	10,441,600
1,000,000	California State Unrefunded Balance General
	Obligation Bonds	5.250	12/1/2019	1,058,310
300,000	California State Unrefunded General Obligation Bonds
	(MBIA Insured)	6.000	8/1/2016	305,181
2,000,000	California State Veterans General Obligation Revenue
	Bonds (FGIC) (Series AT)	9.500	2/1/2010	2,447,160
105,000	Central Valley Financing Authority, California
	Cogeneration Project Revenue Bonds
	(Carson Ice-Gen Project)	6.000	7/1/2009	105,581
4,030,000	Contra Costa County, California Home Mortgage Revenue
	Bonds (GNMA Insured) (Escrowed to Maturity)(b)	7.500	5/1/2014	5,020,896
5,000,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A)(b)	Zero Coupon	1/1/2009	5,582,050

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

California -- continued
$5,000,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A)(b)	Zero Coupon	1/1/2011	$5,824,300
6,000,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A)(b)	Zero Coupon	1/1/2013	7,000,740
7,145,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A)(b)	Zero Coupon	1/1/2014	8,336,715
420,000	Golden West Schools Financing Authority, California
	Revenue Bonds (Series A) (MBIA Insured)	5.800%	2/1/2022	489,842
3,015,000	Los Angeles, California Department of Water & Power
	Waterworks Revenue Bonds	5.000	7/1/2025	3,135,118
2,385,000	Orange County, California Recovery Certificates Of
	Participation Bonds (Series A)(MBIA Insured)(b)	5.800	7/1/2016	2,476,989
5,000,000	Pittsburg, California Redevelopment Agency Tax
	Allocation Bonds (Los Medanos Community
	Development Project) (AMBAC Insured)	Zero Coupon	8/1/2024	1,992,150
4,200,000	Pomona, California Single Family Mortgage
	Revenue Bonds (Series A) (GNMA/FNMA Insured)(b)	7.600	5/1/2023	5,377,428
1,500,000	San Bernardino County, California Single Family
	Mortgage Revenue Bonds (Series A) (GNMA Insured)	7.500	5/1/2023	1,906,965
1,500,000	San Francisco, California Bay Area Rapid Transit
	District Sales Tax Revenue Bonds (AMBAC Insured)	6.750	7/1/2010	1,717,620
15,000,000	San Joaquin Hills Transportation Corridor Agency,
	California Toll Road Revenue Bonds(b)	7.650	1/1/2013	16,705,800
2,760,000	San Jose, California Redevelopment Agency Tax
	Allocation Bonds (Series A) (MBIA Insured)	5.000	8/1/2025	2,858,891
10,000,000	Southern California Public Power Authority Power
	Project Revenue Bonds (Magnolia Power Project)
	(Series A) (2003-1) (AMBAC Insured)	5.000	7/1/2036	10,261,700

	Total California			132,523,168

Colorado (5.0%)
2,000,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Bromley East Project) (Series A)(b)	7.250	9/15/2030	2,374,700
570,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Cherry Creek Academy Facility, Inc.)	6.000	4/1/2021	577,729
1,280,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Cherry Creek Academy Facility, Inc.)	6.000	4/1/2030	1,296,768
2,825,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Classical Academy)(b)	7.250	12/1/2030	3,378,163
750,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Pinnacle Charter School Project)(b)	5.250	12/1/2011	783,675
1,000,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (University Lab School Project)(b)	5.750	6/1/2016	1,106,680
750,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (University Lab School Project)(b)	6.125	6/1/2021	844,095

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Colorado -- continued
$6,250,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (University Lab School Project)(b)	6.250%	6/1/2031	$7,073,250
1,000,000	Colorado Health Facilities Authority Revenue Bonds
	(Evangelical Lutheran Good Samaritan)	6.250	12/1/2010	1,094,260
5,000,000	Colorado Health Facilities Authority Revenue Bonds
	(Evangelical Lutheran Good Samaritan)	6.800	12/1/2020	5,684,450
1,000,000	Colorado Health Facilities Authority Revenue Bonds
	(Parkview Medical Center Project)	6.500	9/1/2020	1,099,300
500,000	Colorado Health Facilities Authority Revenue Bonds
	(Parkview Medical Center Project)	6.600	9/1/2025	547,900
210,000	Colorado Housing and Finance Authority Revenue Bonds
	(Single Family Program) (Series A-2) (Subject to ‘AMT’)	7.450	10/1/2016	214,276
130,000	Colorado Housing and Finance Authority Revenue Bonds
	(Single Family Program) (Series A-3)	7.250	4/1/2010	133,125
840,000	Colorado Housing and Finance Authority Revenue Bonds
	(Single Family Program) (Series B-3)	6.700	8/1/2017	859,891
105,000	Colorado Housing and Finance Authority Revenue Bonds
	(Single Family Program) (Series C-3) (FHA/VA Insured)	7.150	10/1/2030	107,102
80,000	Colorado Housing and Finance Authority Single Family
	Revenue Bonds (Series A-3)	7.000	11/1/2016	80,732
935,000	Colorado Housing and Finance Authority Single Family
	Revenue Bonds (Series D-2) (Subject to ‘AMT’)	6.350	11/1/2029	964,004
70,000	Colorado Water Resources and Power Development
	Authority Clean Water Revenue Unrefunded Bonds
	(Series A) (FSA Insured)	6.250	9/1/2013	70,303
3,525,000	Colorado Water Resources and Power Development
	Authority Small Water Resources Revenue Bonds
	(Series A) (FGIC Insured)	5.250	11/1/2021	3,751,693
5,000,000	Denver, Colorado City and County Airport Revenue
	Bonds (Series A)	5.000	11/15/2022	5,187,700
6,000,000	Denver, Colorado City and County Bonds	5.600	10/1/2029	6,584,340
200,000	Denver, Colorado Health and Hospital Authority
	Healthcare Revenue Bonds (Series A)	5.250	12/1/2010	206,550
200,000	Denver, Colorado Health and Hospital Authority
	Healthcare Revenue Bonds (Series A)	5.250	12/1/2011	206,496
2,000,000	Denver, Colorado Health and Hospital Authority
	Healthcare Revenue Bonds (Series A) (ACA/ CBI Insured)	6.250	12/1/2016	2,116,660
1,890,000	Goldsmith, Colorado Metropolitan District Capital
	Appreciation General Obligation Bonds
	(MBIA Insured)	Zero Coupon	6/1/2007	1,795,708
1,890,000	Goldsmith, Colorado Metropolitan District Capital	Zero Coupon	6/1/2008	1,722,622
1,885,000	Goldsmith, Colorado Metropolitan District Capital
	Appreciation General Obligation Bonds
	(MBIA Insured)	Zero Coupon	12/1/2008	1,684,888
3,000,000	Larimer County, Colorado School District # R 1
	Poudre Valley (MBIA/IBC Insured)	7.000	12/15/2016	3,755,040

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Colorado -- continued
$4,000,000	Northwest Parkway Public Highway Authority,
	Colorado Capital Appreciation Revenue Bonds
	(Series C) (AMBAC Insured)(c)	Zero Coupon	6/15/2011	$3,333,160
3,500,000	Regional Transportation District, Colorado, Sales
	Tax Revenue Bonds (Series B) (AMBAC Insured)(b)	5.500%	11/1/2021	3,887,415

	Total Colorado			62,522,675

Connecticut (0.5%)
2,000,000	Connecticut State Health and Educational Facilities
	Authority Revenue Bonds (Yale University) (Series W)	5.125	7/1/2027	2,082,740
4,000,000	Connecticut State Special Tax Obligation Revenue Bonds
	(Transportation Infrastructure) (Series B)	6.500	10/1/2010	4,510,080

	Total Connecticut			6,592,820

District of Columbia (0.7%)
7,570,000	District of Columbia Tobacco Settlement Financing
	Corporation Revenue Bonds	6.250	5/15/2024	8,051,603

	Total District of Columbia			8,051,603

Florida (1.5%)
588,000	Brevard County, Florida Housing Finance Authority
	Homeowner Mortgage Revenue Bonds (Series B)
	(GNMA Insured)	6.500	9/1/2022	595,191
1,350,000	Clay County, Florida Housing Finance Authority Single
	Family Mortgage Revenue Bonds (GNMA/FNMA Insured)
	(Subject to ‘AMT’)	6.000	4/1/2029	1,371,762
750,000	Florida Intergovernmental Finance Commission Capital
	Revenue Bonds(b)	5.125	5/1/2021	809,272
620,000	Florida State Board of Education Capital Outlay
	Unrefunded General Obligation Bonds (MBIA Insured)	9.125	6/1/2014	787,288
1,520,000	Florida State Revenue Bonds (Jacksonville Transportation)	5.000	7/1/2019	1,570,266
2,000,000	Highlands County, Florida Health Facilities Authority
	Revenue Bonds (Adventist Health System/Sunbelt, Inc.)
	(Series A)	6.000	11/15/2031	2,155,740
1,500,000	Jacksonville, Florida Health Facilities Authority
	Revenue Bonds (Series C)(b)	5.750	8/15/2015	1,643,430
1,145,000	Leon County, Florida Educational Facilities Authority
	Certificates of Participation(b)	8.500	9/1/2017	1,589,695
225,000	Manatee County, Florida Housing Finance Authority	7.200	5/1/2028	228,920
1,320,000	Orange County, Florida Health Facilities Authority
	Revenue Bonds (Adventist Health Systems)(b)	5.750	11/15/2008	1,413,390
1,000,000	Orange County, Florida Health Facilities Authority
	Revenue Bonds (Adventist Health Systems)(b)	5.850	11/15/2010	1,108,060
2,000,000	Orange County, Florida Health Facilities Authority
	Revenue Bonds (Orlando Regional Healthcare System)
	(Series A) (MBIA Insured)	6.250	10/1/2018	2,365,740

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Florida -- continued
$765,000	Orange County, Florida Housing Finance Authority
	Homeowner Revenue Bonds (Series B-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	5.900%	9/1/2028	$776,720
2,500,000	Orlando, Florida Utilities Community Water & Electric
	Revenue Bonds	5.250	10/1/2019	2,689,600
220,000	Palm Beach County, Florida Housing Finance Authority
	Single Family Homeowner Revenue Bonds (Series A-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	5.900	10/1/2027	223,370

	Total Florida			19,328,444

Georgia (3.0%)
6,900,000	Bibb County, Georgia Authority Environmental Imput
	Revenue Bonds	4.850	12/1/2009	7,048,281
2,000,000	Brunswick, Georgia Water and Sewer Revenue Refunding
	Bonds (MBIA Insured)	6.000	10/1/2011	2,164,920
1,500,000	Brunswick, Georgia Water and Sewer Revenue Refunding
	Bonds (MBIA Insured)	6.100	10/1/2019	1,766,340
1,560,000	Chatham County, Georgia Hospital Authority Revenue
	Bonds (C/O Memorial Medical Center)	5.750	1/1/2029	1,664,411
1,000,000	Chatham County, Georgia Hospital Authority Revenue
	Bonds (Memorial Health University Medical Center)	6.125	1/1/2024	1,082,390
5,000,000	Cherokee County, Georgia Water and Sewer Authority
	Revenue Refunding Bonds (MBIA Insured)	5.500	8/1/2018	5,607,000
1,000,000	Georgia State General Obligation Bonds (Series B)	6.300	3/1/2009	1,094,090
1,000,000	Georgia State General Obligation Bonds (Series B)	6.300	3/1/2010	1,115,740
2,000,000	Georgia State General Obligation Bonds (Series B)	5.650	3/1/2012	2,222,880
3,500,000	Georgia State General Obligation Bonds (Series D)	5.000	8/1/2012	3,767,015
1,000,000	McDuffie County, Georgia Development Authority
	Waste Disposal Revenue Bonds (Adj-Temple-Inland
	Forest Products)	6.950	12/1/2023	1,107,140
2,500,000	Milledgeville-Balswin County, Georgia Development
	Authority Revenue Bonds	5.500	9/1/2024	2,567,550
5,000,000	Rockdale County, Georgia Water and Sewer Authority
	Revenue Bonds (Series A) (MBIA Insured)(b)	5.500	7/1/2025	5,447,450
1,500,000	Savannah, Georgia Economic Development Authority
	Student Housing Revenue Bonds (State University
	Project) (Series A)(ACA Insured)	6.750	11/15/2020	1,650,180

	Total Georgia			38,305,387

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Hawaii (1.8%)
$7,330,000	Hawaii State Highway Revenue Bonds	5.500%	7/1/2018	$8,280,994
1,000,000	Honolulu, Hawaii City & County Revenue Bonds
	(Series A) (FSA Insured)(b)	5.250	9/1/2024	1,087,640
10,000,000	Honolulu, Hawaii City & County Revenue Bonds
	(Series A) (FSA Insured)	5.250	3/1/2027	10,558,900
2,555,000	Honolulu, Hawaii City & County Revenue Bonds
	(Unrefunded Balance) (Series A) (FGIC Insured)	6.250	4/1/2014	2,971,976

	Total Hawaii			22,899,510

Idaho (0.4%)
1,000,000	Idaho Falls, Idaho General Obligation Bonds
	(FGIC Insured)	Zero Coupon	4/1/2007	954,070
3,115,000	Idaho Falls, Idaho General Obligation Bonds
	(FGIC Insured)	Zero Coupon	4/1/2010	2,619,092
2,000,000	Idaho Falls, Idaho General Obligation Bonds
	(FGIC Insured)	Zero Coupon	4/1/2011	1,604,800

	Total Idaho			5,177,962

Illinois (9.0%)
2,000,000	Broadview, Illinois Tax Increment Tax Allocation Bonds	5.250	7/1/2012	2,063,600
1,000,000	Broadview, Illinois Tax Increment Tax Allocation
	Revenue Bonds	5.375	7/1/2015	1,028,490
10,000,000	Chicago, Illinois Capital Appreciation City Colleges
	General Obligation Bonds (FGIC Insured)	Zero Coupon	1/1/2024	4,203,100
3,000,000	Chicago, Illinois Lakefront Millennium Project
	General Obligation Bonds (MBIA Insured)	Zero Coupon	1/1/2029	3,130,950
60,000	Chicago, Illinois Single Family Mortgage Revenue
	Bonds (Series A) (GNMA/FNMA/FHLMC Insured)
	(Subject to ‘AMT’)	7.250	9/1/2028	60,701
375,000	Chicago, Illinois Single Family Mortgage Revenue
	Bonds (Series C) (GNMA/FNMA/FHLMC Insured)
	(Subject to ‘AMT’)	7.050	10/1/2030	374,332
200,000	Chicago, Illinois Single Family Mortgage Revenue
	Bonds (Series C) (GNMA/FNMA/FHLMC Insured)
	(Subject to ‘AMT’)	7.000	3/1/2032	206,512
7,200,000	Chicago, Illinois Tax Increment Capital Appreciation
	Tax Allocation Bonds (Series A) (ACA Insured)	Zero Coupon	11/15/2014	4,476,816
1,000,000	Cook County, Illinois Community Consolidated
	School District #15 Palatine Capital Appreciation
	General Obligation Bonds (FGIC Insured)	Zero Coupon	12/1/2014	672,420
2,500,000	Cook County, Illinois General Obligation Bonds
	(Series A) (MBIA Insured)	6.250	11/15/2011	2,841,850
1,250,000	Cook County, Illinois School District #99 Cicero
	General Obligation Bonds (FGIC Insured)	8.500	12/1/2011	1,560,725
1,565,000	Cook County, Illinois School District #99 Cicero
	General Obligation Bonds (FGIC Insured)	8.500	12/1/2014	2,083,907

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Illinois -- continued
$1,815,000	Cook County, Illinois School District #99 Cicero
	General Obligation Bonds (FGIC Insured)	8.500%	12/1/2016	$2,494,718
1,000,000	Du Page County, Illinois General Obligation Bonds
	(Stormwater Project)	5.600	1/1/2021	1,121,160
1,710,000	Du Page, Cook & Will Counties, Illinois Community
	College District Number 502	5.000	1/1/2017	1,808,924
1,000,000	Illinois Development Finance Authority Revenue
	Bonds (Midwestern University) (Series B)	6.000	5/15/2021	1,092,360
1,000,000	Illinois Development Finance Authority Revenue
	Bonds (Midwestern University) (Series B)	6.000	5/15/2026	1,084,640
2,365,000	Illinois Development Finance Authority Revenue
	Bonds (School District #304) (Series A)
	(FSA Insured)	Zero Coupon	1/1/2021	1,159,016
4,900,000	Illinois Educational Facilities Authority Revenue
	Bonds (Northwestern University)	5.250	11/1/2032	5,279,064
1,000,000	Illinois Educational Facilities Authority Student
	Housing Revenue Bonds (University Center Project)	6.625	5/1/2017	1,099,930
380,000	Illinois Health Facilities Authority Prerefunded
	Revenue Bonds (Series B) (MBIA/IBC Insured)	5.250	8/15/2018	403,731
1,600,000	Illinois Health Facilities Authority Revenue Bonds
	(Bethesda Home and Retirement)(Series A)	6.250	9/1/2014	1,686,000
2,000,000	Illinois Health Facilities Authority Revenue Bonds
	(Centegra Health Systems)	5.250	9/1/2018	2,027,920
2,000,000	Illinois Health Facilities Authority Revenue Bonds
	(Lutheran General Health Care Facilities) (FSA Insured)	6.000	4/1/2018	2,280,200
2,500,000	Illinois Health Facilities Authority Revenue Bonds
	(Passavant Memorial Area Hospital Association)	6.000	10/1/2024	2,700,775
1,000,000	Illinois Health Facilities Authority Revenue Bonds
	(Riverside Health System)(b)	6.850	11/15/2029	1,157,240
4,180,000	Illinois Health Facilities Authority Revenue Bonds
	(Rush-Presbyterian-St. Lukes) (Series A) (MBIA Insured)	5.250	11/15/2014	4,399,157
3,985,000	Illinois Health Facilities Authority Revenue Bonds
	(Swedish American Hospital)(b)	6.875	11/15/2030	4,519,309
4,655,000	Illinois Health Facilities Authority Revenue Bonds
	(Thorek Hospital and Medical Center)	5.250	8/15/2018	4,741,257
2,120,000	Illinois Health Facilities Authority Unrefunded
	Revenue Bonds (Series B) (MBIA/IBC Insured)	5.250	8/15/2018	2,220,573
2,000,000	Illinois Sports Facilities Authority State Tax
	Supported Capital Appreciation Revenue Bonds
	(AMBAC Insured)	Zero Coupon	6/15/2017	1,181,880
1,500,000	Illinois Sports Facilities Authority State Tax
	Supported Capital Appreciation Revenue Bonds
	(AMBAC Insured)	Zero Coupon	6/15/2018	840,915
1,500,000	Illinois Sports Facilities Authority State Tax
	Supported Capital Appreciation Revenue Bonds
	(AMBAC Insured)	Zero Coupon	6/15/2019	798,960

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Illinois -- continued
$7,900,000	Illinois State Sales Tax Revenue Bonds (Second Series)	5.750%	6/15/2018	$9,080,971
3,065,000	Illinois State Sales Tax Revenue Bonds (Series L)	7.450	6/15/2012	3,699,945
4,000,000	Lake & McHenry Counties, Illinois Community
	Unit School District No. 118 (Series B)	Zero Coupon	1/1/2024	1,517,160
3,035,000	McHenry County, Illinois Community High School
	District #157 General Obligation Bonds (FSA Insured)	9.000	12/1/2017	4,396,562
4,000,000	McLean County, Illinois Bloomington -- Normal
	Airport Central Illinois Regional Authority Revenue
	Bonds (Subject to ‘AMT’)	6.050	12/15/2019	3,999,800
1,410,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (FGIC Insured)	5.250	12/15/2028	1,462,085
1,115,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A)(b)	5.500	6/15/2015	1,249,268
885,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A) (FGIC Insured)	5.500	6/15/2015	984,837
17,505,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A) (FGIC Insured)	Zero Coupon	6/15/2020	8,940,504
3,100,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A) (MBIA Insured)	Zero Coupon	6/15/2024	1,286,593
2,000,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A) (MBIA Insured)	Zero Coupon	12/15/2024	810,680
7,000,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series B) (MBIA Insured)(c)	Zero Coupon	6/15/2012	5,369,980
3,000,000	Regional Transportation Authority, Illinois Revenue
	Bonds (Series A) (FGIC Insured)	6.700	11/1/2021	3,669,900

	Total Illinois			113,269,417

Indiana (1.1%)
2,665,000	Avon, Indiana Community School Building Corporation
	Revenue Bonds Unrefunded Balance (First Mortgage)
	(AMBAC Insured)(b)	5.250	1/1/2022	2,747,722
700,000	Ball State University, Indiana University Student Fee
	Revenue Bonds (Series K) (FGIC Insured)	5.750	7/1/2020	758,716
1,250,000	East Chicago, Indiana Elementary School Building
	Corporation Revenue Bonds	6.250	1/5/2016	1,409,625
200,000	Indiana State Housing Authority Single Family Mortgage
	Revenue Bonds (Series C-2) (GNMA Insured)	5.250	7/1/2017	202,622
510,000	Indiana Transportation Finance Authority Airport
	Facilities Lease Revenue Bonds (Series A)	5.400	11/1/2006	520,200

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Indiana -- continued
$250,000	Indiana Transportation Finance Authority Highway
	Revenue Bonds (Series A)	6.800%	12/1/2016	$294,615
570,000	Indiana Transportation Finance Authority Highway
	Revenue Bonds (Series A) (AMBAC Insured)(b)	5.750	6/1/2012	632,324
985,000	Indiana Transportation Finance Authority Highway
	Revenue Bonds (Series A) (MBIA/IBC Insured)(b)	7.250	6/1/2015	1,132,425
3,565,000	Indiana Transportation Finance Authority Highway
	Unrefunded Revenue Bonds (Series A) (MBIA/IBC Insured)	7.250	6/1/2015	4,297,429
2,120,000	Purdue University, Indiana Revenue Bonds
	(Student Fees) (Series L)	5.000	7/1/2020	2,200,624

	Total Indiana			14,196,302

Iowa (0.8%)
2,085,000	Coralville, Iowa Urban Renewal Revenue Bonds Annual
	Appropriation (Tax Increment-H2)	5.000	6/1/2011	2,145,173
3,125,000	Coralville, Iowa Urban Renewal Revenue Bonds Annual
	Appropriation (Tax Increment-H2)	5.000	6/1/2021	3,178,094
4,500,000	Iowa Finance Authority Health Care Facilities Revenue
	Bonds (Genesis Medical Center)	6.250	7/1/2025	4,835,295

	Total Iowa			10,158,562

Kansas (1.0%)
1,255,000	Kansas City, Kansas Utility System Capital
	Appreciation Revenue Bonds (AMBAC Insured)(b)	Zero Coupon	3/1/2007	1,201,788
920,000	Kansas City, Kansas Utility System Capital
	Appreciation Unrefunded Revenue Bonds
	(AMBAC Insured)	Zero Coupon	3/1/2007	881,682
1,000,000	Kansas State Development Finance Authority
	Health Facilities Revenue Bonds (Stormont Vail
	Healthcare) (Series K)	5.375	11/15/2024	1,054,950
2,000,000	Olathe, Kansas Health Facilities Revenue Bonds
	(Olathe Medical Center Project) (Series A)
	(AMBAC Insured)	5.500	9/1/2025	2,099,060
475,000	Sedgwick and Shawnee Counties, Kansas Single
	Family Mortgage Revenue Bonds (Series A-2)
	(GNMA Insured)	6.700	6/1/2029	490,912
2,300,000	University of Kansas Hospital Authority Health
	Facilities Revenue Bonds	5.500	9/1/2022	2,426,845
4,350,000	Wyandotte County/Kansas City, Kansas Unified
	Government Special Obligation Revenue Bonds
	(2nd Lien-B)	5.000	12/1/2020	4,425,255

	Total Kansas			12,580,492

The accompanying notes to the financial statements are an integral part of this schedule.

169

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Kentucky (0.6%)
$5,345,000	Kentucky State Turnpike Authority Economic
	Development Revenue Bonds (Revitalization Project)
	(FGIC Insured)	Zero Coupon	1/1/2010	$4,562,599
3,000,000	Maysville, Kentucky Solid Waste Disposal
	Facility Revenue Bonds (Adj-Inland Container
	Corporation Project)	6.900%	9/1/2022	3,313,890

	Total Kentucky			7,876,489

Louisiana (1.7%)
890,000	Jefferson Parish, Louisiana Home Mortgage Authority
	Single Family Mortgage Revenue Bonds (Series A-2)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	7.500	12/1/2030	915,445
410,000	Jefferson Parish, Louisiana Home Mortgage Authority
	Single Family Mortgage Revenue Bonds (Series D-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	7.500	6/1/2026	421,537
525,000	Louisiana Housing Finance Agency Single Family
	Mortgage Revenue Bonds (Series A-2)
	(GNMA/FNMA/FHLMC Insured) (Subject to ‘AMT’)	7.800	12/1/2026	546,966
480,000	Louisiana Housing Finance Agency Single Family
	Mortgage Revenue Bonds (Series D-2)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	7.050	6/1/2031	501,998
3,000,000	Louisiana Public Facilities Authority Hospital
	Revenue Bonds (Lake Charles Memorial)
	(AMBAC/TCRS Insured)	8.625	12/1/2030	3,701,160
6,500,000	New Orleans, Louisiana General Obligation Bonds
	(AMBAC Insured)	Zero Coupon	9/1/2012	4,854,850
3,000,000	Orleans Parish, Louisiana School Board
	Administration Offices Revenue Bonds
	(MBIA Insured)(b)	8.950	2/1/2008	3,364,230
2,605,000	Regional Transportation Authority, Louisiana Sales
	Tax Revenue Bonds (Series A) (FGIC Insured)	8.000	12/1/2012	3,243,486
4,200,000	Tobacco Settlement Financing Corporation,
	Louisiana Revenue Bonds (Series 2001-B)	5.500	5/15/2030	4,345,992

	Total Louisiana			21,895,664

Maryland (0.9%)
1,250,000	Frederick County, Maryland Educational Facilities
	Revenue Bonds (Mount Saint Mary’s College)
	(Series A)	5.750	9/1/2025	1,304,550
1,890,000	Maryland State Economic Development Corporation
	Revenue Bonds (Lutheran World Relief)	7.200	4/1/2025	2,057,114
1,550,000	Maryland State Economic Development Corporation
	Student Housing Revenue Bonds (Sheppard Pratt)
	(ACA Insured)	6.000	7/1/2033	1,628,600

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Maryland -- continued
$1,000,000	Maryland State Health and Higher Educational Facilities
	Authority Revenue Bonds (University of Maryland
	Medical System)	6.000%	7/1/2022	$1,089,040
4,500,000	Morgan State University, Maryland Academic and
	Auxiliary Facilities Fees Revenue Bonds (MBIA Insured)	6.050	7/1/2015	5,095,800
60,000	Prince George’s County, Maryland Housing Authority
	Single Family Mortgage Revenue Bonds (Series A)
	(GNMA/FNMA/FHLMC Insured) (Subject to ‘AMT’)	7.400	8/1/2032	60,623
425,000	Westminster, Maryland Education Facilities Revenue
	Bonds (McDaniel College)	5.500	4/1/2027	441,796

	Total Maryland			11,677,523

Massachusetts (1.3%)
4,935,000	Massachusetts State Construction Lien General
	Obligation Bonds (Series A) (FGIC-TCRS)	5.250	1/1/2013	5,366,812
725,000	Massachusetts State Development Finance Agency
	Revenue Bonds (Devens Electric Systems)	5.625	12/1/2016	769,602
2,000,000	Massachusetts State General Obligation Bonds
	(Series B)(b)	6.500	8/1/2008	2,150,300
2,500,000	Massachusetts State Health and Educational Facilities
	Authority Revenue Bonds (Daughters of Charity)
	(Series D)(b)	6.100	7/1/2014	2,544,950
1,000,000	Massachusetts State Health and Educational Facilities
	Authority Revenue Bonds (Partners Healthcare System)
	(Series C)	6.000	7/1/2016	1,111,040
3,000,000	Massachusetts State School Building Authority Dedicated
	Sales Tax Revenue Bonds (Series A) (MBIA Insured)	5.000	8/15/2027	3,117,450
1,170,000	Westfield, Massachusetts General Obligation Bonds
	(FGIC Insured)(b)	6.500	5/1/2014	1,330,044

	Total Massachusetts			16,390,198

Michigan (2.9%)
545,000	Chelsea, Michigan Economic Development
	Corporation Obligation Revenue Bonds (United
	Methodist Retirement)	4.900	11/15/2006	541,261
2,000,000	East Lansing, Michigan Building Authority General
	Obligation Bonds	5.700	4/1/2020	2,310,040
1,500,000	Livonia, Michigan Public Schools School District
	General Obligation Bonds (FGIC Insured)(b)	Zero Coupon	5/1/2009	1,318,725
2,460,000	Michigan Municipal Board Authority Revenue
	Bonds (Local Government Loan Program)
	(FGIC Insured)	Zero Coupon	12/1/2005	2,437,201
1,380,000	Michigan Public Power Agency Revenue Bonds
	(Combustion Turbine #1 Project) (Series A)
	(AMBAC Insured)	5.250	1/1/2016	1,477,966

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Michigan -- continued
$45,000	Michigan State Hospital Finance Authority Revenue
	Bonds (Detroit Medical Center)	8.125%	8/15/2012	$45,277
2,825,000	Michigan State Hospital Finance Authority Revenue
	Bonds (MBIA Insured)(b)	5.375	8/15/2014	3,103,545
175,000	Michigan State Hospital Finance Authority Revenue
	Bonds (Series P) (MBIA Insured)(b)	5.375	8/15/2014	183,172
2,750,000	Michigan State Hospital Finance Authority Revenue
	Refunding Bonds (Crittenton Hospital) (Series A)	5.500	3/1/2022	2,881,395
5,000,000	Michigan State Trunk Line Fund Revenue Bonds
	(FSA Insured)	5.000	11/1/2022	5,265,300
4,500,000	Rochester, Michigan Community School District
	(MBIA Insured)	5.000	5/1/2019	4,848,705
3,320,000	Sault Ste. Marie, Michigan Chippewa Indians Housing
	Authority (Tribal Health and Human Services Center)	7.750	9/1/2012	3,336,534
2,000,000	St. Clair County, Michigan Economic Development
	Corporation Revenue Bonds (Detroit Edison) (Series AA)
	(AMBAC Insured)	6.400	8/1/2024	2,185,640
990,000	Summit Academy North, Michigan Public School
	Academy Certificates of Participation(b)	6.550	7/1/2014	1,116,948
690,000	Summit Academy North, Michigan Public School
	Academy Certificates of Participation(b)	8.375	7/1/2030	830,498
1,000,000	Trenton, Michigan Building Authority General
	Obligation Bonds (AMBAC Insured)(b)	5.600	10/1/2019	1,105,260
3,560,000	Wayne State University, Michigan University Revenue
	Bonds (FGIC Insured)	5.125	11/15/2029	3,693,536

	Total Michigan			36,681,003

Minnesota (3.7%)
375,000	Chaska, Minnesota Economic Development Authority
	School Facilities Lease Revenue Bonds (Independent
	School District #112) (Series A)	5.125	12/1/2010	390,574
750,000	Chaska, Minnesota Electric Revenue Bonds (Refining
	Generating Facilities) (Series A)	5.250	10/1/2025	793,320
800,000	Minneapolis and St. Paul, Minnesota Housing &
	Redevelopment Authority Healthcare System
	(Healthpartners Obligation Group Project)	6.000	12/1/2021	874,824
2,030,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Commission Airport Revenue Bonds	5.000	1/1/2022	2,080,872
1,000,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Commission Airport Revenue Bonds (Series C)
	(FGIC Insured)	5.125	1/1/2020	1,048,610
5,000,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Common Airport Revenue Bonds (Series C)
	(FGIC Insured)	5.000	1/1/2031	5,129,050

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Minnesota -- continued
$7,685,000	Minneapolis, Minnesota Community Development
	Agency Tax Increment Revenue Bonds
	(MBIA Insured)	Zero Coupon	3/1/2009	$6,802,378
4,915,000	Minnesota Agricultural and Economic Development
	Board Health Care System Revenue Bonds Pre-refunded
	(Fairview Hospital) (Series A) (MBIA Insured)(b)	5.750%	11/15/2026	5,255,954
85,000	Minnesota Agricultural and Economic Development
	Board Health Care System Revenue Bonds Unrefunded
	Balance (Fairview Hospital) (Series A) (MBIA Insured)	5.750	11/15/2026	90,323
3,750,000	Minnesota Higher Education Facilities Authority
	Revenue Bonds (Augsburg College) (Series 4-F1)(b)	6.250	5/1/2023	3,883,275
1,000,000	Minnesota Higher Education Facilities Authority
	Revenue Bonds (College of Art and Design) (Series 5-D)	6.625	5/1/2020	1,078,010
530,000	Minnesota Higher Education Facilities Authority
	Revenue Bonds (University of St. Thomas) (Series 5-Y)	5.250	10/1/2019	565,711
3,620,000	Minnesota State General Obligation Bonds	5.250	8/1/2017	3,856,024
1,000,000	Northfield, Minnesota Hospital Revenue Bonds
	(Series C)	6.000	11/1/2021	1,069,580
1,300,000	Northfield, Minnesota Hospital Revenue Bonds
	(Series C)	6.000	11/1/2026	1,377,038
2,040,000	Northfield, Minnesota Hospital Revenue Bonds
	(Series C)	6.000	11/1/2031	2,156,749
300,000	Scott County, Minnesota Housing and Redevelopment
	Authority Facilities Lease Revenue Bonds (Workforce
	Center Project)	5.000	2/1/2017	306,168
525,000	Scott County, Minnesota Housing and Redevelopment
	Authority Facilities Lease Revenue Bonds (Workforce
	Center Project)	5.000	2/1/2018	535,227
2,000,000	St. Louis Park, Minnesota Health Care Facilities
	Revenue Bonds	5.250	7/1/2030	2,060,180
1,690,000	St. Paul, Minnesota Housing and Redevelopment
	Authority Lease Parking Facilities Revenue Bonds
	(Rivercentre Parking Ramp)	6.000	5/1/2013	1,805,461
5,000,000	White Earth Band of Chippewa Indians, Minnesota Revenue
	Bonds (Series A) (ACA Insured)	7.000	12/1/2011	5,353,450

	Total Minnesota			46,512,778

Missouri (1.3%)
785,000	Missouri State Development Finance Board Infrastructure
	Facilities Revenue Bonds (Eastland Center Project
	Phase II) (Series B)	5.875	4/1/2017	822,790
500,000	Missouri State Development Finance Board Infrastructure
	Facilities Revenue Bonds (Eastland Center Project
	Phase II) (Series B)	6.000	4/1/2021	528,955

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Missouri -- continued
$1,000,000	Missouri State Environmental Improvement and
	Energy Resources Authority Water Pollution Revenue
	Bonds (Series A)	5.250%	1/1/2018	$1,071,330
2,500,000	Missouri State Health and Educational Facilities
	Authority Health Facilities Revenue Bonds	5.000	5/15/2020	2,605,850
3,000,000	Missouri State Health and Educational Facilities
	Authority Health Facilities Revenue Bonds (Barnes
	Jewish, Inc. Christian) (Series A)	5.250	5/15/2014	3,244,320
1,500,000	Missouri State Health and Educational Facilities
	Authority Health Facilities Revenue Bonds (Lake
	Regional Health Securities Project)	5.600	2/15/2025	1,558,245
1,000,000	Missouri State Health and Educational Facilities
	Authority Health Facilities Revenue Bonds (Saint
	Anthony’s Medical Center)	6.250	12/1/2030	1,084,690
1,345,000	Missouri State Health and Educational Facilities
	Authority Revenue Bonds (Lake of the Ozarks)(b)	6.500	2/15/2021	1,384,933
655,000	Missouri State Health and Educational Facilities
	Authority Revenue Bonds (Lake of the Ozarks)	6.500	2/15/2021	670,137
230,000	Missouri State Housing Development Commission
	Single Family Mortgage Revenue Bonds (Series B-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	7.450	9/1/2031	236,990
265,000	Missouri State Housing Development Commission
	Single Family Mortgage Revenue Bonds (Series C-1)
	(GNMA/FNMA Insured)	6.550	9/1/2028	276,424
375,000	Missouri State Housing Development Commission
	Single Family Mortgage Revenue Bonds (Series C-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	7.150	3/1/2032	393,791
2,000,000	St. Charles County, Missouri Francis Howell School
	District General Obligation Bonds (Series A)	5.250	3/1/2018	2,198,320

	Total Missouri			16,076,775

Montana (1.1%)
55,000	Montana State Board of Housing Single Family
	Mortgage Revenue Bonds (Series A-1)	6.000	6/1/2016	55,804
200,000	Montana State Board of Housing Single Family
	Mortgage Revenue Bonds (Series A-2) (Subject to ‘AMT’)	6.250	6/1/2019	203,464
2,385,000	Montana State Board of Investment Refunded Balance
	1996 Payroll Tax Revenue Bonds (MBIA Insured)(b)	6.875	6/1/2020	2,593,354
775,000	Montana State Board of Investment Refunded Revenue
	Bonds (1996 Payroll Tax) (MBIA Insured)(b)	6.875	6/1/2020	842,704
1,240,000	Montana State Board of Investment Refunded Revenue
	Bonds (Payroll Tax) (MBIA Insured)(b)	6.875	6/1/2020	1,348,326
175,000	Montana State Board of Regents Revenue Bonds
	(Higher Education-University of Montana) (Series F)
	(MBIA insured)(b)	5.750	5/15/2016	195,144

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Montana -- continued
$1,165,000	Montana State Board of Regents Revenue Bonds
	(Higher Education-University of Montana) (Series F)
	(MBIA insured)	5.750%	5/15/2016	$1,279,520
3,000,000	Montana State Health Facilities Authority Revenue
	Bonds (Hillcrest Senior Living Project)(b)	7.375	6/1/2030	3,507,720
3,860,000	Montana State Hospital Finance Authority Revenue
	Refunding Bonds	5.250	6/1/2018	4,083,687

	Total Montana			14,109,723

Nebraska (1.2%)
2,500,000	Nebraska Public Power District Revenue Bonds (Series B)
	(AMBAC Insured)	5.000	1/1/2013	2,681,550
3,455,000	Omaha, Nebraska Public Power District Revenue Bonds
	(Series B)(b)	6.150	2/1/2012	3,814,285
1,675,000	Omaha, Nebraska Special Assessment Bonds (Riverfront
	Redevelopment Project) (Series A)	5.500	2/1/2015	1,833,371
6,000,000	University of Nebraska Revenue Bonds (Lincoln Student
	Fees & Facilities) (Series B)	5.000	7/1/2023	6,250,200

	Total Nebraska			14,579,406

Nevada (0.2%)
2,500,000	Washoe County, Nevada General Obligation Bonds
	(Reno-Sparks Convention) (Series A) (FSA Insured)(b)	6.400	7/1/2029	2,783,450

	Total Nevada			2,783,450

New Hampshire (0.1%)
1,100,000	New Hampshire State Turnpike System Revenue
	Bonds (Series C) (FGIC Insured)(d)	11.096	11/3/2005	1,223,024

	Total New Hampshire			1,223,024

New Jersey (2.0%)
1,250,000	East Orange, New Jersey General Obligation Bonds
	(FSA Insured)	8.400	8/1/2006	1,298,762
2,000,000	Hudson County, New Jersey Certificate Of Participation
	Department of Finance and Administration
	(MBIA Insured)	6.250	12/1/2015	2,314,380
4,000,000	New Jersey State Highway Authority Revenue Bonds
	(Series L)	5.250	7/15/2017	4,404,320
1,000,000	New Jersey State Highway Authority Revenue Bonds
	(Series L)	5.250	7/15/2018	1,102,470
820,000	New Jersey State Transit Corporation Certificate of
	Participation Bonds (FSA Insured)(b)	6.375	10/1/2006	844,666
745,000	New Jersey State Turnpike Authority Revenue Bonds
	(Series C) (AMBAC-TCRS Insured)	6.500	1/1/2016	867,515
3,955,000	New Jersey State Turnpike Authority Revenue Bonds
	(Series C) (AMBAC-TCRS Insured)(b)	6.500	1/1/2016	4,620,154

	The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

New Jersey -- continued
$5,000,000	New Jersey Transportation Trust Fund Authority
	Revenue Bonds (Transportation System) (Series A)
	(FSA Insured)	5.500%	12/15/2016	$5,563,000
2,195,000	West New York, New Jersey Municipal Utilities
	Authority Revenue Bonds (FGIC Insured)(b)	Zero Coupon	12/15/2007	2,044,664
2,595,000	West New York, New Jersey Municipal Utilities
	Authority Revenue Bonds (FGIC Insured)(b)	Zero Coupon	12/15/2009	2,238,706

	Total New Jersey			25,298,637

New Mexico (1.6%)
3,315,000	Alamogordo, New Mexico Hospital Revenue Bonds
	(Gerald Champion Memorial Hospital Project)	5.300	1/1/2013	3,403,875
2,080,000	Farmington, New Mexico Utility System Revenue
	Bonds (AMBAC Insured)(b)	9.875	1/1/2008	2,207,712
3,500,000	Jicarilla, New Mexico Apache Nation Revenue Bonds
	(Series A)	5.500	9/1/2023	3,734,045
1,590,000	New Mexico Mortgage Finance Authority Revenue
	Bonds (Series F) (GNMA/FNMA Insured)	7.000	1/1/2026	1,632,723
260,000	New Mexico Mortgage Finance Authority Single
	Family Mortgage Capital Appreciation Revenue
	Bonds (Series D-2) (Subject to ‘AMT’)	Zero Coupon	9/1/2019	213,616
910,000	New Mexico Mortgage Finance Authority Single
	Family Mortgage Revenue Bonds (Series C-2)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	6.950	9/1/2031	938,346
7,500,000	Sandoval County, New Mexico Incentive Payment
	Revenue Bonds	5.000	6/1/2020	7,782,975

	Total New Mexico			19,913,292

New York (9.4%)
6,500,000	Metropolitan Transportation Authority, New York
	Revenue Bonds (Series A) (FGIC Insured)	5.000	11/15/2025	6,749,535
5,000,000	Metropolitan Transportation Authority, New York
	Transportation Facilities Revenue Bonds (Series A)	5.500	7/1/2017	5,555,100
4,225,000	Metropolitan Transportation Authority, New York
	Transportation Facilities Revenue Bonds (Series O)(b)	5.750	7/1/2013	4,630,389
13,000,000	New York City Transitional Finance Authority
	Revenue Bonds (Future Tax Secured) (Series B)	5.250	2/1/2029	13,894,270
535,000	New York Counties Tobacco Trust Settlement
	Revenue Bonds(b)	5.800	6/1/2023	542,934
4,000,000	New York State Dormitory Authority Revenue Bonds
	(Series B)	5.250	5/15/2012	4,273,080
2,000,000	New York State Dormitory Authority Revenue Bonds
	(State University Educational Facilities) (Series A)	7.500	5/15/2013	2,436,860
5,000,000	New York State Dormitory Authority Revenue Bonds
	(State University Educational Facilities) (Series A)	5.875	5/15/2017	5,719,900

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

New York -- continued
$2,000,000	New York State Local Government Assistance Corporation
	Revenue Bonds (Series E) (MBIA/IBC Insured)	5.250%	4/1/2016	$2,180,840
1,330,000	New York State Mortgage Agency Revenue Bonds
	(Series 26)	5.350	10/1/2016	1,370,711
395,000	New York State Thruway Authority General Revenue
	Bonds Prerefunded (Series E)(b)	5.000	1/1/2016	413,913
2,605,000	New York State Thruway Authority General Revenue
	Bonds Unrefunded Balance (Series E)	5.000	1/1/2016	2,714,123
2,500,000	New York State Thruway Authority Revenue Bonds
	(Series B) (FSA Insured)	5.000	4/1/2015	2,696,400
20,000,000	New York State Urban Development Corporation
	Revenue Bonds (Correctional and Youth Facilities)
	(Series A)	5.000	1/1/2017	21,018,398
1,620,000	New York State Urban Development Corporation
	Revenue Bonds (Syracuse University Center)	6.000	1/1/2009	1,740,107
1,720,000	New York State Urban Development Corporation
	Revenue Bonds (Syracuse University Center)	6.000	1/1/2010	1,873,252
8,940,000	New York, New York City Municipal Transitional
	Finance Authority Revenue Bonds (Series A)(c)	5.500	11/1/2011	9,703,029
3,000,000	New York, New York City Municipal Transitional
	Finance Authority Revenue Bonds (Series A)(b)	5.375	11/15/2021	3,241,140
2,000,000	New York, New York City Municipal Water and Sewer
	System Revenue Bonds (Series A) (AMBAC Insured)	5.875	6/15/2012	2,260,660
1,750,000	New York, New York General Obligation Bonds (Series A)	5.500	8/1/2022	1,880,988
12,000,000	New York, New York General Obligation Bonds (Series B)	5.250	8/1/2017	12,795,720
1,000,000	New York, New York General Obligation Bonds (Series G)	5.000	12/1/2026	1,024,150
3,000,000	New York, New York General Obligation Bonds (Series H)
	(FSA/CR Insured)(b)	5.250	3/15/2016	3,180,150
5,000,000	New York, New York General Obligation Bonds (Series I)	5.000	8/1/2016	5,245,100
1,000,000	Triborough, New York Bridge and Tunnel Authority
	Revenue Bonds (Series Q)(b)	6.750	1/1/2009	1,057,030

	Total New York			118,197,779

North Carolina (1.9%)
1,475,000	North Carolina Eastern Municipal Power Agency Power
	System Prerefunded Revenue Bonds (Series A)	6.000	1/1/2026	1,749,645
4,000,000	North Carolina Eastern Municipal Power Agency Power
	System Revenue Bonds	5.375	1/1/2017	4,189,560
175,000	North Carolina Eastern Municipal Power Agency Power
	System Revenue Bonds (Series B)	6.000	1/1/2006	175,676
2,375,000	North Carolina Eastern Municipal Power Agency Power
	System Revenue Bonds (Series B)	5.500	1/1/2021	2,394,665
5,000,000	North Carolina Eastern Municipal Power Agency Power
	System Revenue Bonds (Series D)	5.500	1/1/2014	5,387,600
2,000,000	North Carolina Eastern Municipal Power Agency Power
	System Revenue Bonds (Series D)	6.750	1/1/2026	2,204,700

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

North Carolina -- continued
$1,250,000	North Carolina Municipal Power Agency #1 Catawba
	Electric Revenue Bonds (Series B)	6.250%	1/1/2007	$1,286,688
250,000	North Carolina Municipal Power Agency #1 Catawba
	Electric Revenue Bonds (Series B)	6.500	1/1/2009	269,912
610,000	North Carolina Municipal Power Agency #1 Catawba
	Electric Revenue Bonds (Series B)	6.375	1/1/2013	669,914
4,000,000	North Carolina Municipal Power Agency #1 Catawba
	Electric Revenue Bonds (Series B) (MBIA Insured)	6.000	1/1/2011	4,442,280
1,000,000	Wake County, North Carolina Industrial, Facilities, and
	Pollution Control Revenue Bonds (Carolina Power and
	Light Company Project)	5.375	2/1/2017	1,056,910

	Total North Carolina			23,827,550

North Dakota (0.9%)
3,500,000	Grand Forks, North Dakota Health Care System
	Revenue Bonds (Altru Health Systems Group)	7.125	8/15/2024	3,892,280
1,340,000	North Dakota State Water Commission Revenue
	Bonds (Southwest Pipeline) (Series A) (AMBAC Insured)	5.750	7/1/2027	1,389,486
2,945,000	South Central Regional Water District, North Dakota
	Utility System Revenue Bonds (Northern Burleigh
	County) (Series A)	5.650	10/1/2029	3,029,934
3,250,000	Ward County, North Dakota Health Care Facilities
	Revenue Bonds (Trinity Medical Center) (Series B)	6.250	7/1/2021	3,334,955

	Total North Dakota			11,646,655

Ohio (2.4%)
2,500,000	Akron, Ohio Certificates of Participation (Akron
	Municipal Baseball Stadium Project)(b)	6.900	12/1/2016	2,649,600
875,000	Akron, Ohio Economic Development Revenue
	Bonds (MBIA Insured)	6.000	12/1/2012	990,552
1,700,000	Cincinnati, Ohio General Obligation Bonds	5.375	12/1/2019	1,829,846
2,000,000	Lorain County, Ohio Hospital Revenue Bonds
	(Catholic Healthcare Partners)	5.400	10/1/2021	2,112,080
2,000,000	Lucas County, Ohio Health Care Facilities Revenue
	Bonds (Sunset Retirement) (Series A)	6.550	8/15/2024	2,105,080
2,000,000	Montgomery County, Ohio Hospital Revenue Bonds
	(Kettering Medical Center)	6.750	4/1/2018	2,178,640
2,500,000	Montgomery County, Ohio Hospital Revenue Bonds
	(Kettering Medical Center)	6.750	4/1/2022	2,698,450
420,000	Ohio Housing Finance Agency Mortgage Residential
	Revenue Bonds (Series A-1) (GNMA Insured)
	(Subject to ‘AMT’)	5.750	9/1/2026	424,733
2,000,000	Ohio State Higher Education Faculty Revenue Bonds
	(Case Western Reserve University)	6.500	10/1/2020	2,422,660
4,000,000	Ohio State Infrastructure Improvement (Series B)(b)	5.250	3/1/2014	4,346,720

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Ohio -- continued
$2,000,000	Ohio State Turnpike Commission Turnpike Revenue
	Bonds (Series A) (FGIC Insured)	5.500%	2/15/2024	$2,285,540
1,610,000	Reynoldsburg, Ohio City School District (FSA Insured)	5.000	12/1/2028	1,668,185
2,115,000	University of Akron, Ohio General Receipts Revenue
	Bonds (FGIC Insured)(b)	5.500	1/1/2020	2,304,271
2,545,000	University of Cincinnati, Ohio General Receipts
	Revenue Bonds (Series D) (AMBAC insured)	5.000	6/1/2016	2,694,061

	Total Ohio			30,710,418

Oklahoma (0.7%)
2,595,000	Bass, Oklahoma Memorial Baptist Hospital
	Authority Hospital Revenue Bonds (Bass Memorial
	Hospital Project)(b)	8.350	5/1/2009	2,831,197
1,040,000	Oklahoma Development Finance Authority Hospital
	Revenue Bonds (Unity Health Center Project)	5.000	10/1/2011	1,075,963
170,000	Oklahoma Housing Finance Agency Single Family
	Mortgage Revenue Bonds (Series C-2) (Subject to ‘AMT’)	7.550	9/1/2028	178,111
250,000	Oklahoma Housing Finance Agency Single Family
	Mortgage Revenue Bonds (Series D-2) (GNMA/FNMA
	Insured) (Subject to ‘AMT’)	7.100	9/1/2028	260,058
1,500,000	Oklahoma State Municipal Power Authority (Series B)
	(MBIA Insured)	5.875	1/1/2012	1,643,565
2,900,000	Payne County, Oklahoma Economic Development
	Authority Student Housing Revenue Bonds
	(Collegiate Housing Foundation) (Series A)(b)	6.375	6/1/2030	3,276,710

	Total Oklahoma			9,265,604

Oregon (0.1%)
550,000	Forest Grove, Oregon Revenue Bonds (Campus
	Improvement -- Pacific University)(b)	6.000	5/1/2015	609,136

	Total Oregon			609,136

Pennsylvania (2.1%)
1,600,000	Allegheny County, Pennsylvania Hospital
	Development Authority Revenue Bonds (Allegheny
	General Hospital Project) (Series A) (MBIA Insured)(b)	6.200	9/1/2015	1,685,648
2,480,000	Allegheny County, Pennsylvania Redevelopment
	Authority Tax Increment Tax Allocation Bonds
	(Waterfront Project) (Series B)	6.000	12/15/2010	2,626,122
2,240,000	Allegheny County, Pennsylvania Redevelopment
	Authority Tax Increment Tax Allocation Bonds
	(Waterfront Project) (Series C)	6.550	12/15/2017	2,463,328
2,575,000	Allegheny County, Pennsylvania Sanitation Authority
	Sewer Revenue Bonds Interest Compensatory
	(Series A) (FGIC Insured)	Zero Coupon	6/1/2008	2,346,958

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Pennsylvania -- continued
$3,200,000	Carbon County, Pennsylvania Industrial Development
	Authority Revenue Bonds (Panther Creek Partners
	Project) (Subject to ‘AMT’)	6.650%	5/1/2010	$3,392,768
2,000,000	Cornwall Lebanon, Pennsylvania School District
	Capital Appreciation General Obligation Bonds
	(FSA Insured)	Zero Coupon	3/15/2016	1,266,020
1,520,000	Cornwall Lebanon, Pennsylvania School District
	Capital Appreciation General Obligation Bonds
	(FSA Insured)	Zero Coupon	3/15/2017	912,502
2,000,000	Lancaster County, Pennsylvania Hospital Authority
	Revenue Bonds	5.500	3/15/2026	2,090,700
3,170,000	Millcreek Township, Pennsylvania School District
	General Obligation Bonds (FGIC Insured)(b)	Zero Coupon	8/15/2009	2,771,785
435,000	Montgomery County, Pennsylvania Higher
	Education and Health Authority Revenue Bonds
	(Foulkeways at Gwynedd Project)	6.750	11/15/2024	459,691
1,880,000	Montgomery County, Pennsylvania Higher
	Education and Health Authority Revenue Bonds
	(Foulkeways at Gwynedd Project)	6.750	11/15/2030	1,985,994
3,000,000	Pennsylvania State General Obligation Bonds
	(Second Series) (AMBAC Insured)	Zero Coupon	7/1/2006	2,939,610
1,000,000	York County, Pennsylvania Solid Waste & Refuse
	Authority Solid Waste System Revenue Bonds
	(FGIC Insured)	5.500	12/1/2012	1,104,600

	Total Pennsylvania			26,045,726

Puerto Rico (0.4%)
4,955,000	Puerto Rico Industrial Tourist Educational Medical
	and Environmental Central Facilities Revenue Bonds
	(AES Cogen Facilities Project) (Subject to ‘AMT’)	6.625	6/1/2026	5,315,922

	Total Puerto Rico			5,315,922

South Carolina (2.0%)
735,000	Beaufort-Jasper, South Carolina Water and Sewer
	Authority Waterworks and Sewer Systems Refunding
	Revenue Bonds (FSA Insured)	5.000	3/1/2021	768,582
1,000,000	Greenwood County, South Carolina Hospital Revenue
	Bonds (Self Memorial Hospital)	5.500	10/1/2026	1,036,130
4,000,000	Piedmont, South Carolina Municipal Power Agency
	Electric Revenue Bonds (FGIC Insured)	6.250	1/1/2021	4,832,000
5,000,000	Piedmont, South Carolina Municipal Power Agency
	Electric Revenue Bonds (FGIC Insured)	5.000	1/1/2022	5,012,600
5,500,000	South Carolina Jobs Economic Development Authority
	Hospital Facilities Revenue Bonds (Palmetto Health
	Alliance) (Series C)	6.875	8/1/2027	6,365,150

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

South Carolina -- continued
$5,000,000	South Carolina State Public Service Authority Revenue
	Bonds Referendum (Series D) (FSA Insured)	5.000%	1/1/2020	$5,219,750
500,000	South Carolina Transportation Infrastructure Bank
	Revenue Bonds (Series A) (MBIA Insured)	5.500	10/1/2007	522,180
2,000,000	Spartanburg, South Carolina Waterworks Revenue
	Bonds (FGIC Insured)	5.250	6/1/2028	2,118,840

	Total South Carolina			25,875,232

South Dakota (0.7%)
5,000,000	South Dakota Educational Enhancement Funding
	Corporation Tobacco Settlement Revenue Bonds
	(Series B)	6.500	6/1/2032	5,372,900
1,170,000	South Dakota State Health and Educational Facilities
	Authority Revenue Bonds (Prairie Lakes Health
	Care System, Inc.)	5.625	4/1/2032	1,200,198
2,000,000	South Dakota State Health and Educational Facilities
	Authority Revenue Bonds (Prairie Lakes Health Care
	System, Inc.) (ACA/CBI Insured)	5.650	4/1/2022	2,056,360

	Total South Dakota			8,629,458

Tennessee (1.6%)
2,000,000	Carter County, Tennessee Industrial Development
	Board Revenue Bonds	4.150	10/1/2007	2,020,080
965,000	Dickson County, Tennessee General Obligation Bonds
	(FGIC Insured)	5.000	3/1/2020	1,021,144
2,000,000	Memphis-Shelby County, Tennessee Airport Authority
	Special Facilities and Project Revenue Bonds (Federal
	Express Corporation)	5.350	9/1/2012	2,148,680
4,500,000	Memphis-Shelby County, Tennessee Airport Authority
	Special Facilities Revenue Bonds (Federal Express
	Corporation)	5.050	9/1/2012	4,754,835
4,155,000	Metropolitan Government, Nashville and Davidson
	County, Tennessee Industrial Development Board
	Revenue Bonds (Series A) (GNMA Insured)	6.625	3/20/2036	4,561,193
5,000,000	Shelby County, Tennessee Health Educational and
	Housing Facilities Board Revenue Bonds (St. Jude
	Children’s Research Project)	5.375	7/1/2024	5,195,950
640,000	Tennergy Corporation, Tennessee Gas Revenue
	Bonds (MBIA Insured)	4.125	6/1/2009	653,978
150,000	Tennessee Energy Acquisition Corporation Gas
	Revenue Bonds (Series A) (AMBAC Insured)	5.000	9/1/2007	154,724

	Total Tennessee			20,510,584

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Texas (11.0%)
$11,000,000	Alliance Airport, Texas Income Authority Special
	Facilities Revenue Bonds (Federal Express Corporation
	Project) (Subject to ‘AMT’)	6.375%	4/1/2021	$11,348,370
2,000,000	Amarillo, Texas Health Facilities Corporation Revenue
	Bonds (Baptist St. Anthony’s Hospital Corporation)
	(FSA Insured)	5.500	1/1/2017	2,212,720
750,000	Arlington, Texas General Obligation Bonds(b)	5.375	8/15/2016	811,748
1,055,000	Arlington, Texas General Obligation Bonds(b)	5.500	8/15/2019	1,147,618
2,165,000	Arlington, Texas Independent School District Capital
	Appreciation Refunding General Obligation Bonds
	(PSF/GTD Insured)	Zero Coupon	2/15/2009	1,918,840
2,500,000	Austin, Texas Higher Education Authority, Inc.
	University Revenue Bonds (St. Edwards
	University Project)	5.750	8/1/2031	2,578,100
2,250,000	Austin, Texas Utility System Revenue Bonds
	(FGIC Insured)	6.000	11/15/2013	2,531,700
7,000,000	Austin, Texas Utility System Revenue Capital
	Appreciation Refunding Bonds (Financial Services
	Department) (Series A) (MBIA Insured)	Zero Coupon	11/15/2008	6,274,450
8,100,000	Austin, Texas Utility System Revenue Capital
	Appreciation Refunding Bonds (Financial Services
	Department) (Series A) (MBIA Insured)	Zero Coupon	11/15/2009	6,972,804
2,265,000	Bexar County, Texas Housing Finance Corporation
	Multi-Family Housing Revenue Bonds (American
	Opty-Waterford Apartments) (Series A1)	7.000	12/1/2036	2,278,681
1,930,000	Bexar County, Texas Housing Finance Corporation
	Multi-Family Housing Revenue Bonds (Dymaxion and
	Marrach Park Apartments) (Series A) (MBIA Insured)	6.000	8/1/2023	2,036,903
1,720,000	Bexar County, Texas Housing Finance Corporation
	Multi-Family Housing Revenue Bonds (Pan American
	Apartments) (Series A-1) (GNMA Insured)	7.000	3/20/2031	1,929,668
1,000,000	Bluebonnet Trails Community Mental Health and
	Mental Retardation Revenue Bonds	6.125	12/1/2016	1,047,630
3,950,000	Colorado River, Texas Municipal Water District
	Revenue Bonds (MBIA Insured)	5.000	1/1/2014	4,025,722
500,000	Corpus Christi, Texas General Obligation Bonds
	(Series A) (FSA Insured)	5.000	3/1/2012	534,020
1,000,000	Dallas-Fort Worth, Texas International Airport Revenue
	Bonds (Series A) (MBIA Insured) (Subject to ‘AMT’)	5.500	11/1/2016	1,067,470
500,000	Dallas-Fort Worth, Texas International Airport Revenue
	Bonds (Series A) (MBIA Insured) (Subject to ‘AMT’)	5.500	11/1/2017	532,805
4,000,000	Dallas-Fort Worth, Texas Regional Airport Revenue
	Refunding Bonds (Series A) (MBIA Insured)	6.000	11/1/2012	4,007,560
1,375,000	Deer Park, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured)	5.000	2/15/2013	1,470,920

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Texas -- continued
$2,285,000	Denton, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured)	6.250%	2/15/2009	$2,486,308
3,210,000	Denton, Texas Utility System Revenue Bonds (Series A)
	(FSA Insured)	5.250	12/1/2015	3,463,333
1,445,000	Frisco, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured)	6.250	8/15/2017	1,605,092
7,000,000	Harris County, Houston, Texas General Obligation
	Bonds (MBIA Insured)	Zero Coupon	8/15/2024	2,830,030
2,000,000	Harris County, Texas Health Facilities Development
	Authority Hospital Revenue Bonds (Memorial
	Hermann Healthcare Project) (Series A)(b)	6.375	6/1/2029	2,194,540
8,470,000	Houston, Texas Airport System Revenue Bonds
	(FSA Insured)	5.000	7/1/2027	8,657,102
2,000,000	Houston, Texas Airport System Revenue Bonds
	(Series A) (FSA Insured) (Subject to ‘AMT’)	5.625	7/1/2030	2,099,520
5,000,000	Houston, Texas Water and Sewer System Revenue
	Bonds (Series A)(b)	5.250	12/1/2022	5,248,050
5,000,000	Houston, Texas Water and Sewer System Revenue
	Bonds (Series A) (FSA Insured)(b)	5.750	12/1/2032	5,876,300
5,315,000	Lewisville, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured)	Zero Coupon	8/15/2019	2,809,190
1,000,000	Lower Colorado River Authority, Texas Revenue
	Bonds (Series A)	5.875	5/15/2015	1,085,040
370,000	Mesquite, Texas Independent School District General
	Obligation Bonds (Series A) (PSF/GTD Insured)	6.000	2/15/2020	390,106
3,400,000	Mesquite, Texas Independent School District General
	Obligation Bonds (Series A) (PSF/GTD Insured)(b)	6.000	2/15/2020	3,604,748
2,600,000	North Texas Health Facilities Development Corporation
	Hospital Revenue Bonds (United Regional Healthcare
	System, Inc.)	6.000	9/1/2023	2,790,866
575,000	Nueces County, Texas Housing Finance Corporation
	Multi-Family Housing Revenue Bonds (Dolphins
	Landing Apartments Project) (Series A)	6.250	7/1/2010	588,323
1,000,000	Ridge Parc Development Corporation, Texas
	Multifamily Revenue Bonds (GNMA Insured)	6.100	6/20/2033	1,097,720
2,795,000	Ridge Parc Development Corporation, Texas
	Multifamily Revenue Bonds (GNMA Insured)	6.150	11/20/2041	3,011,640
1,365,000	San Antonio, Texas General Obligation Bonds
	(General Improvement)	5.250	2/1/2014	1,449,562
1,000,000	San Antonio, Texas Water Revenue Bonds (FSA Insured)	5.500	5/15/2018	1,087,870
1,000,000	San Antonio, Texas Water Revenue Bonds (FSA Insured)	5.500	5/15/2019	1,088,470
1,000,000	San Antonio, Texas Water Revenue Bonds (FSA Insured)	5.500	5/15/2020	1,081,300
85,000	South San Antonio, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured)	6.000	8/15/2017	92,212
1,095,000	South San Antonio, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured)(b)	6.000	8/15/2017	1,196,025

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Texas -- continued
$1,160,000	South San Antonio, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured)(b)	6.000%	8/15/2018	$1,267,022
90,000	South San Antonio, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured)	6.000	8/15/2018	97,604
95,000	South San Antonio, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured)	6.000	8/15/2019	102,991
1,180,000	South San Antonio, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured)(b)	6.000	8/15/2019	1,288,867
11,615,000	Southeast Texas Housing Finance Corporation
	(MBIA Insured)(b)	Zero Coupon	9/1/2017	6,604,870
1,410,000	Tarrant County, Texas College District General
	Obligation Bonds	5.375	2/15/2013	1,543,485
4,315,000	Texas State Veterans Land Board General
	Obligation Bonds(b)	0.050	7/1/2010	3,623,090
1,000,000	Texas State Water Development Board Revenue Bonds
	(State Revolving) (Series A)	5.250	7/15/2017	1,014,240
2,000,000	Travis County, Texas Health Facilities Development
	Corporation Revenue Bonds (Ascension Health Credit)
	(Series A) (MBIA Insured)(b)	6.250	11/15/2017	2,228,160
315,000	Westlake, Texas General Obligation Bonds	6.500	5/1/2013	353,213
350,000	Westlake, Texas General Obligation Bonds	6.500	5/1/2015	389,816
335,000	Westlake, Texas General Obligation Bonds	6.500	5/1/2017	374,842
1,650,000	Westlake, Texas General Obligation Bonds	5.750	5/1/2024	1,760,666
2,000,000	Westlake, Texas General Obligation Bonds	5.800	5/1/2032	2,109,640
430,000	Wylie, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured)	6.875	8/15/2014	498,280
745,000	Wylie, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured)(b)	6.875	8/15/2014	866,241
3,280,000	Wylie, Texas Independent School District Unrefunded
	General Obligation Bonds (PSF/GTD Insured)	7.000	8/15/2024	3,803,488

	Total Texas			138,487,591

Utah (0.7%)
3,345,000	Intermountain Power Agency, Utah Power Supply
	Revenue Bonds (Series B) (MBIA insured)	5.750	7/1/2019	3,534,561
1,655,000	Intermountain Power Agency, Utah Power Supply
	Revenue Bonds (Series B) (MBIA insured)(b)	5.750	7/1/2019	1,755,177
3,405,000	Timpanogos, Utah Special Service District Sewer
	Revenue Bonds (Series A) (AMBAC Insured)(b)	6.100	6/1/2019	3,498,399

	Total Utah			8,788,137

Vermont (0.3%)
3,500,000	Vermont Educational and Health Buildings Financing
	Agency Revenue Bonds (Norwich University Project)	5.500	7/1/2021	3,631,985

	Total Vermont			3,631,985

The accompanying notes to the financial statements are an integral part of this schedule.

184

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Virginia (0.8%)
$3,000,000	Fairfax County, Virginia Industrial Development
	Authority Revenue Bonds (Inova Health
	Systems Project)(b)	5.875%	8/15/2016	$3,123,540
2,500,000	Fairfax County, Virginia Industrial Development
	Authority Revenue Bonds (Inova Health Systems Project)	5.250	8/15/2019	2,646,025
3,625,000	Fairfax County, Virginia Water Authority Water
	Revenue Bonds	5.000	4/1/2021	3,942,840
500,000	Tobacco Settlement Authority, Virginia Tobacco
	Settlement Revenue Bonds	5.250	6/1/2019	508,485

	Total Virginia			10,220,890

Washington (5.0%)
2,060,000	Clark and Skamania Counties, Washington School
	District #112-6 Washougal General Obligation Bonds
	(FGIC Insured)(b)	6.000	12/1/2019	2,298,630
1,655,000	Douglas County, Washington Public Utility
	District # 1 Wells Hydroelectric Bonds(b)	8.750	9/1/2018	1,828,262
1,395,000	Douglas County, Washington Public Utility
	District # 1 Wells Hydroelectric Revenue Bonds	8.750	9/1/2018	1,538,922
1,000,000	Energy Northwest, Washington Electric Revenue Bonds
	(Columbia Generating) (Series A) (MBIA Insured)	5.750	7/1/2018	1,095,270
1,000,000	Grant County, Washington Public Utilities District #2
	Priest Rapids Hydro Electric Revenue Bonds (Series A)
	(MBIA Insured)	5.250	1/1/2017	1,052,760
2,000,000	Grant County, Washington Public Utilities District #2
	Revenue Bonds (Second Series A) (AMBAC Insured)	5.000	1/1/2023	2,004,560
10,000,000	King County, Washington Sewer Revenue Bonds
	(Series B) (FSA Insured)	5.500	1/1/2013	10,902,500
8,745,000	Tobacco Settlement Authority, Washington Tobacco
	Settlement Revenue Bonds	6.500	6/1/2026	9,466,637
45,000	Washington State Bonds (Series 93A)(b)	5.750	10/1/2012	48,820
2,000,000	Washington State General Obligation Bonds
	(Motor Vehicle Fuel Tax)	5.000	9/1/2007	2,063,340
2,955,000	Washington State General Obligation Bonds
	(Series 93A)	5.750	10/1/2012	3,197,399
1,500,000	Washington State General Obligation Bonds
	(Series A and AT-6)	6.250	2/1/2011	1,622,610
5,000,000	Washington State General Obligation Bonds
	(Series A)	6.750	2/1/2015	5,828,650
2,500,000	Washington State General Obligation Bonds
	(Series B and AT-7)	6.250	6/1/2010	2,778,350
2,000,000	Washington State General Obligation Bonds
	(Series B and AT-7)	6.000	6/1/2012	2,248,940
1,000,000	Washington State Health Care Facilities Authority
	Revenue Bonds (Central Washington Health Services
	Association) (AMBAC Insured)	5.000	10/1/2018	1,029,840

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Washington -- continued
$1,700,000	Washington State Health Care Facilities Authority
	Revenue Bonds (Kadlec Medical Center)	6.000%	12/1/2030	$1,812,948
2,000,000	Washington State Health Care Facilities Authority
	Revenue Bonds (Swedish Health Services)
	(AMBAC Insured)	5.125	11/15/2018	2,077,300
1,000,000	Washington State Higher Education Facilities Authority
	(Whitman College)(b)	5.875	10/1/2029	1,092,570
2,975,000	Washington State Housing Finance Commission
	Multi-Family Mortgage Revenue Bonds (Pooled Loan
	Program) (Subject to ‘AMT’)	6.300	1/1/2021	3,127,380
1,000,000	Washington State Housing Finance Commission
	Nonprofit Housing Revenue Bonds (Crista Ministries
	Projects) (Series A)	5.350	7/1/2014	1,018,520
3,000,000	Washington State Public Power Supply System
	Refunding Revenue Bonds (Nuclear Project #1)
	(Series A) (MBIA Insured)	5.750	7/1/2012	3,108,870
2,000,000	Washington State Public Power Supply System Revenue
	Bonds (Nuclear Project) (Series A) (MBIA Insured)	5.750	7/1/2011	2,072,580

	Total Washington			63,315,658

West Virginia (0.3%)
3,465,000	West Virginia State Water Development Authority
	Revenue Bonds (Series B-II) (FGIC Insured)	5.000	11/1/2033	3,566,628

	Total West Virginia			3,566,628

Wisconsin (1.1%)
1,500,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Aurora Health Care) (Series B)	5.500	2/15/2015	1,519,830
1,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Eagle River Memorial
	Hospital, Inc. Project)	5.750	8/15/2020	1,071,520
1,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Franciscan Sisters Christian)
	(Series A)	5.500	2/15/2018	1,019,370
2,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Marshfield Clinic) (Series B)	6.000	2/15/2025	2,119,800
2,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Watertown Memorial
	Hospital, Inc.)	5.500	8/15/2029	2,097,780
6,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Wheaton Franciscan Services)	5.750	8/15/2025	6,346,380

	Total Wisconsin			14,174,680

The accompanying notes to the financial statements are an integral part of this schedule.

Municipal Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.0%)	Rate	Date	Value

Wyoming (0.5%)
$5,825,000	Wyoming State Farm Loan Board Capital Facilities
	Revenue Bonds	5.750%	10/1/2020	$6,577,474

	Total Wyoming			6,577,474

	Total Long-Term Fixed Income (cost $1,161,547,519)			1,250,214,728

Principal		Interest	Maturity
Amount	Short-Term Investments (1.0%)	Rate(e)	Date	Value

$515,000	Chelsea, Michigan Economic Development Corporation
	Obligation Revenue Bonds (United Methodist Retirement)	4.800%	11/15/2005	$514,648
2,700,000	Connecticut State Health and Educational Facilities
	Authority Revenue Bonds (Yale University)
	(Series T-1)(d)	2.700	11/1/2005	2,700,000
2,600,000	Connecticut State Health and Educational Facilities
	Authority Revenue Bonds (Yale University)
	(Series X-3)(d)	2.700	11/1/2005	2,600,000
2,160,000	Kansas State Department of Transportation Highway
	Revenue Bonds (Series B-2)(d)	2.730	11/1/2005	2,160,000
1,025,000	Lincoln County, Wyoming Pollution Control
	Revenue Bonds(d)	2.730	11/1/2005	1,025,000
1,800,000	Massachusetts State Health and Educational Facilities
	Authority Revenue Bonds (Capital Asset Program)
	(Series C)(d)	2.700	11/1/2005	1,800,000
1,200,000	North Central Texas Health Facility Development
	Corporation Revenue Bonds(d)	2.730	11/1/2005	1,200,000

	Total Short-Term Investments (at amortized cost)			11,999,648

	Total Investments (cost $1,173,547,167)			$1,262,214,376

(a)	The categories of investments are shown as a percentage of total investments.

(b)	Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principals and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

(c)	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(d)	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(e)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	Income Fund
	Schedule of Investments as of October 31, 2005(a)
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (88.2%)	Rate	Date	Value

Asset-Backed Securities (11.7%)
$5,000,000	Banc of America Securities Auto Trust	3.890%	6/18/2008	$4,974,875
3,042,630	Chase Funding Mortgage Loan
	Asset-Backed Certificates(b)	2.734	9/25/2024	3,020,528
5,000,000	Countrywide Asset-Backed Certificates(b)	3.903	1/25/2031	4,972,000
6,933,744	CPL Transition Funding, LLC(c)	5.010	1/15/2010	6,937,155
6,000,000	DaimlerChrysler Master Owner Trust(c,d)	4.020	11/15/2005	5,996,664
5,000,000	Ford Credit Floorplan Master Owner Trust(c,d)	4.110	11/15/2005	5,005,005
4,000,000	Fremont Home Loan Trust(b,d)	4.197	11/25/2005	3,999,848
6,000,000	GE Dealer Floorplan Master Note Trust(c,d)	4.040	11/20/2005	6,001,866
6,000,000	GMAC Mortgage Corporation Loan Trust(b,d)	4.127	11/25/2005	5,991,456
2,750,000	GMAC Mortgage Corporation Loan Trust(d)	4.167	11/25/2005	2,752,439
5,250,000	MBNA Credit Card Master Note Trust(c,d)	4.080	11/15/2005	5,257,424
4,500,000	Nissan Auto Lease Trust(c)	3.180	6/15/2010	4,398,219
1,500,000	Option One Mortgage Loan Trust(d)	4.197	11/25/2005	1,499,943
5,000,000	PG&E Energy Recovery Funding, LLC	3.870	6/25/2011	4,914,765
3,737,775	Popular ABS Mortgage Pass-Through Trust(d)	4.147	11/25/2005	3,736,867
5,902,539	Residential Asset Mortgage Products, Inc.(b,d)	4.147	11/25/2005	5,902,757
2,250,000	Residential Asset Securities Corporation(c)	3.250	5/25/2029	2,237,195
5,218,646	SLM Student Loan Trust(b,d)	4.210	1/25/2006	5,218,584
3,051,154	Structured Asset Investment Loan Trust(d)	4.117	11/25/2005	3,051,225

	Total Asset-Backed Securities			85,868,815

Basic Materials (1.6%)
1,250,000	Dow Chemical Company(c)	6.125	2/1/2011	1,304,098
3,500,000	Georgia-Pacific Corporation	8.875	2/1/2010	3,832,500
1,500,000	Glencore Funding, LLC	6.000	4/15/2014	1,381,696
2,980,000	Lubrizol Corporation(e)	5.500	10/1/2014	2,936,596
2,000,000	Precision Castparts Corporation	5.600	12/15/2013	2,003,738

	Total Basic Materials			11,458,628

Capital Goods (3.4%)
2,500,000	Boeing Capital Corporation(e)	6.500	2/15/2012	2,688,512
1,600,000	Crown Euro Holdings SA	9.500	3/1/2011	1,760,000
3,000,000	Goodrich Corporation	7.625	12/15/2012	3,390,789
2,000,000	Hutchison Whampoa International, Ltd.	6.500	2/13/2013	2,096,554
2,320,000	L-3 Communications Corporation(e)	5.875	1/15/2015	2,204,000
1,250,000	Masco Corporation	4.800	6/15/2015	1,187,934
3,250,000	Oakmont Asset Trust(b)	4.514	12/22/2008	3,169,959
385,000	Sealed Air Corporation	5.375	4/15/2008	384,618
2,802,115	Systems 2001 Asset Trust, LLC	6.664	9/15/2013	2,968,364
2,250,000	Textron Financial Corporation	4.600	5/3/2010	2,206,573
3,000,000	Tyco International Group SA(b)	6.375	10/15/2011	3,152,001

	Total Capital Goods			25,209,304

The accompanying notes to the financial statements are an integral part of this schedule.

Income Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (88.2%)	Rate	Date	Value

Commercial Mortgage-Backed Securities (13.5%)
$6,000,000	Banc of America Commercial Mortgage, Inc.	4.894%	9/10/2010	$5,954,832
3,250,000	Banc of America Commercial Mortgage, Inc.(c)	4.037	11/10/2039	3,114,686
3,250,000	Banc of America Commercial Mortgage, Inc.(c)	4.561	11/10/2041	3,142,139
562,820	Banc of America Commercial Mortgage, Inc.	3.366	7/11/2043	555,187
2,000,000	Banc of America Commercial Mortgage, Inc.(c)	5.118	7/11/2043	1,992,658
7,869,806	Banc of America Mortgage Securities, Inc.(b)	4.830	9/25/2035	7,756,811
5,799,189	Commercial Mortgage Pass-Through Certificates(d)	4.070	11/15/2005	5,798,238
5,814,790	Credit Suisse First Boston Mortgage
	Securities Corporation(c,d)	4.120	11/15/2005	5,814,772
6,000,000	Credit Suisse First Boston Mortgage
	Securities Corporation(c)	2.843	5/15/2038	5,721,642
6,000,000	General Electric Commercial Mortgage Corporation(c)	4.706	5/10/2043	5,903,502
2,750,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation	4.302	1/15/2038	2,632,008
4,000,000	LB-UBS Commercial Mortgage Trust	3.323	3/15/2027	3,864,216
2,000,000	LB-UBS Commercial Mortgage Trust	6.653	11/15/2027	2,135,362
3,768,160	Lehman Brothers “CALSTRS” Mortgage Trust(c)	3.988	11/20/2012	3,703,227
5,496,595	Merrill Lynch Mortgage Investors, Inc.	4.906	6/25/2035	5,436,699
10,000,000	Merrill Lynch Mortgage Trust	4.747	5/12/2043	9,595,710
5,984,745	Wachovia Bank Commercial Mortgage Trust(d)	4.070	11/15/2005	5,982,944
6,000,000	Wachovia Bank Commercial Mortgage Trust(d)	4.170	11/15/2005	6,000,000
3,500,000	Wachovia Bank Commercial Mortgage Trust(b)	4.516	5/15/2044	3,404,272
5,500,000	Washington Mutual Mortgage Pass-Through Certificates(d)	4.327	11/25/2005	5,503,008
4,771,643	Washington Mutual Mortgage Pass-Through Certificates	4.850	9/25/2035	4,732,449

	Total Commercial Mortgage-Backed Securities			98,744,362

Communications Services (4.8%)
2,500,000	AT&T Wireless Services, Inc.(b,c)	8.125	5/1/2012	2,875,072
1,600,000	British Sky Broadcasting Finance UK plc	6.500	10/15/2035	1,571,978
2,500,000	Citizens Communications Company(e)	9.250	5/15/2011	2,706,250
1,500,000	Clear Channel Communications, Inc.	4.500	1/15/2010	1,424,522
2,000,000	Clear Channel Communications, Inc.(e)	5.500	9/15/2014	1,878,304
1,500,000	EchoStar DBS Corporation	5.750	10/1/2008	1,466,250
3,000,000	Interpublic Group of Companies, Inc.	6.250	11/15/2014	2,651,250
250,000	New York Times Company(e)	5.000	3/15/2015	242,350
3,250,000	Nextel Communications, Inc.	5.950	3/15/2014	3,260,127
3,200,000	Qwest Corporation	8.875	3/15/2012	3,512,000
2,000,000	Rogers Wireless Communications, Inc.	6.375	3/1/2014	1,995,000
1,000,000	Sprint Capital Corporation(c)	6.900	5/1/2019	1,085,441
3,000,000	TCI Communications, Inc.	8.750	8/1/2015	3,620,154
1,750,000	Telecom Italia Capital SA	4.000	1/15/2010	1,663,518
2,250,000	Telecom Italia Capital SA	5.250	10/1/2015	2,165,942
1,500,000	Telefonos de Mexico SA de CV	4.750	1/27/2010	1,466,079
1,500,000	Verizon Global Funding Corporation	7.750	12/1/2030	1,739,637

	Total Communications Services			35,323,874

The accompanying notes to the financial statements are an integral part of this schedule.

Income Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (88.2%)	Rate	Date	Value

Consumer Cyclical (4.2%)
$2,000,000	AOL Time Warner, Inc.	6.875%	5/1/2012	$2,140,716
2,130,000	Caesars Entertainment, Inc.(e)	8.125	5/15/2011	2,327,025
3,000,000	Centex Corporation(b)	5.450	8/15/2012	2,919,657
4,180,000	D.R. Horton, Inc.(e)	4.875	1/15/2010	4,015,245
2,250,000	DaimlerChrysler North American Holdings Corporation	4.875	6/15/2010	2,181,627
3,250,000	Ford Motor Credit Company	6.625	6/16/2008	3,116,600
1,110,000	Gap, Inc.	10.550	12/15/2008	1,238,480
4,500,000	General Motors Acceptance Corporation	6.875	9/15/2011	4,363,286
750,000	General Motors Acceptance Corporation(e)	6.875	8/28/2012	722,476
1,500,000	Harrah’s Operating Company, Inc.	5.750	10/1/2017	1,419,474
1,200,000	Host Marriott, LP	6.375	3/15/2015	1,164,000
3,100,000	Royal Caribbean Cruises, Ltd.(e)	6.875	12/1/2013	3,208,500
2,000,000	Starwood Hotels & Resorts Worldwide, Inc.	7.875	5/1/2012	2,155,000

	Total Consumer Cyclical			30,972,086

Consumer Non-Cyclical (4.2%)
800,000	AmerisourceBergen Corporation	5.625	9/15/2012	770,000
800,000	AmerisourceBergen Corporation	5.875	9/15/2015	770,000
2,000,000	Archer-Daniels-Midland Company	5.375	9/15/2035	1,874,536
2,750,000	Bunge Limited Finance Corporation	7.800	10/15/2012	3,131,843
2,800,000	Coventry Health Care, Inc.	5.875	1/15/2012	2,786,000
2,900,000	Delhaize America, Inc.	8.125	4/15/2011	3,097,090
1,100,000	HCA, Inc.	6.300	10/1/2012	1,082,496
1,500,000	HCA, Inc.	6.250	2/15/2013	1,470,770
1,000,000	Hospira, Inc.	4.950	6/15/2009	991,797
2,000,000	Kraft Foods, Inc.	4.125	11/12/2009	1,931,936
2,000,000	Miller Brewing Company	5.500	8/15/2013	2,015,986
2,075,000	Quest Diagnostic, Inc.	5.450	11/1/2015	2,068,671
2,200,000	Safeway, Inc.(e)	4.800	7/16/2007	2,188,019
2,800,000	Tyson Foods, Inc.	8.250	10/1/2011	3,157,087
3,000,000	Wyeth	6.950	3/15/2011	3,233,448

	Total Consumer Non-Cyclical			30,569,679

Energy (4.3%)
750,000	Boardwalk Pipelines, LLC	5.500	2/1/2017	733,950
2,250,000	Chesapeake Energy Corporation(b)	7.000	8/15/2014	2,340,000
1,200,000	Colorado Interstate Gas Company	6.800	11/15/2015	1,206,000
1,750,000	Consolidated Natural Gas Company	5.000	12/1/2014	1,694,238
2,250,000	Enterprise Products Operating, LP	4.625	10/15/2009	2,182,435
750,000	Enterprise Products Operating, LP	4.950	6/1/2010	730,518
2,000,000	LG-Caltex Oil Corporation	5.500	8/25/2014	1,986,198
1,800,000	Magellan Midstream Partners, LP	6.450	6/1/2014	1,889,242
700,000	Magellan Midstream Partners, LP	5.650	10/15/2016	690,994
1,750,000	Newfield Exploration Company	6.625	9/1/2014	1,780,625
2,000,000	Plains All American Pipeline, LP/PAA
	Finance Corporation	5.625	12/15/2013	2,001,796

The accompanying notes to the financial statements are an integral part of this schedule.

Income Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (88.2%)	Rate	Date	Value

Energy -- continued
$1,500,000	Premcor Refining Group, Inc.	6.125%	5/1/2011	$1,539,375
4,250,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II	5.298	9/30/2020	4,154,630
1,150,000	Southern Natural Gas Company	8.875	3/15/2010	1,234,211
2,000,000	Transcontinental Gas Pipe Corporation	8.875	7/15/2012	2,290,000
3,600,000	Whiting Petroleum Corporation	7.000	2/1/2014	3,609,000
1,500,000	XTO Energy, Inc.(e)	5.000	1/31/2015	1,450,316

	Total Energy			31,513,528

Financials (13.6%)
3,000,000	American International Group, Inc.	5.050	10/1/2015	2,932,440
1,500,000	Archstone-Smith Trust	5.250	5/1/2015	1,466,096
1,500,000	Barnett Capital I	8.060	12/1/2026	1,599,260
2,000,000	BB&T Corporation	4.900	6/30/2017	1,911,978
3,000,000	BNP Paribas SA	5.186	6/29/2015	2,884,530
1,500,000	Capital One Financial Corporation(b,c,e)	6.250	11/15/2013	1,552,264
2,250,000	CIT Group Company of Canada(b,c)	4.650	7/1/2010	2,201,882
1,750,000	Citigroup, Inc.(e)	4.700	5/29/2015	1,676,754
1,000,000	Corestates Capital Trust I	8.000	12/15/2026	1,064,570
2,755,000	Countrywide Home Loans, Inc.(b,c)	4.000	3/22/2011	2,585,353
3,000,000	Credit Suisse First Boston USA, Inc.	5.125	8/15/2015	2,923,218
1,600,000	EOP Operating, LP	4.650	10/1/2010	1,556,816
1,500,000	ERP Operating, LP	5.125	3/15/2016	1,454,814
3,000,000	Goldman Sachs Group, Inc.(e)	5.125	1/15/2015	2,925,987
1,600,000	Health Care Property Investors, Inc.	5.625	5/1/2017	1,535,315
1,600,000	HRPT Properties Trust	6.400	2/15/2015	1,669,587
4,500,000	HSBC Capital Funding, LP/Jersey Channel Islands(c)	9.547	6/30/2010	5,275,768
2,750,000	International Lease Finance Corporation	4.875	9/1/2010	2,706,003
2,500,000	J.P. Morgan Chase & Company	5.125	9/15/2014	2,446,732
1,500,000	J.P. Morgan Chase & Company	5.150	10/1/2015	1,461,444
10,271,066	Lehman Brothers, Inc.	6.539	8/15/2008	10,407,260
1,000,000	Merrill Lynch & Company, Inc.	4.831	10/27/2008	995,929
1,500,000	Metropolitan Life Global Funding	4.500	5/5/2010	1,469,738
5,000,000	Montpelier Re Holdings, Ltd.(b)	6.125	8/15/2013	4,900,710
2,000,000	Monumental Global Funding II	4.625	3/15/2010	1,979,024
2,250,000	Morgan Stanley	5.375	10/15/2015	2,220,865
1,250,000	Nuveen Investment, Inc.	5.000	9/15/2010	1,224,579
1,400,000	ProLogis(f)	5.625	11/15/2015	1,396,244
2,000,000	Protective Life Secured Trust	4.850	8/16/2010	1,986,338
1,500,000	Prudential Financial, Inc.	4.750	6/13/2015	1,434,392
3,000,000	Residential Capital Corporation	6.375	6/30/2010	3,047,232
2,000,000	Resona Bank, Ltd.	5.850	4/15/2016	1,930,442
2,300,000	Sanwa Bank, Ltd.(c)	7.400	6/15/2011	2,519,160
2,250,000	Simon Property Group, LP(c)	4.600	6/15/2010	2,197,330
750,000	Sovereign Bancorp, Inc.	4.800	9/1/2010	736,751
1,000,000	Stingray Pass-Through Trust	5.902	1/12/2015	964,610
2,000,000	Student Loan Marketing Corporation	4.500	7/26/2010	1,951,488

The accompanying notes to the financial statements are an integral part of this schedule.

Income Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (88.2%)	Rate	Date	Value

Financials -- continued
$3,500,000	Wachovia Bank NA(b,c)	4.875%	2/1/2015	$3,391,479
2,500,000	Washington Mutual Bank FA	5.125	1/15/2015	2,424,040
4,500,000	Wells Fargo Capital(b)	7.730	12/1/2026	4,778,442
1,700,000	Westfield Capital(b)	4.375	11/15/2010	1,640,962
2,200,000	Willis Group North America, Inc.(b)	5.625	7/15/2015	2,158,704

	Total Financials			99,586,530

Foreign (1.1%)
500,000	Pemex Finance, Ltd.	8.450	2/15/2007	508,290
4,000,000	Pemex Finance, Ltd.	9.030	2/15/2011	4,414,640
2,200,000	Republic of Italy	5.375	6/15/2033	2,174,891
1,000,000	United Mexican States	6.375	1/16/2013	1,047,500

	Total Foreign			8,145,321

Mortgage-Backed Securities (10.6%)
19,750,000	Federal National Mortgage Association Conventional
	15-Yr. Pass Through(f)	5.500	11/1/2020	19,879,600
38,500,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through(f)	5.500	11/1/2035	37,970,624
19,250,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through(f)	6.000	11/1/2035	19,412,432

	Total Mortgage-Backed Securities			77,262,656

Technology (0.3%)
2,000,000	Anixter International, Inc.	5.950	3/1/2015	1,906,422

	Total Technology			1,906,422

Transportation (1.9%)
1,000,000	FedEx Corporation	3.500	4/1/2009	954,815
3,296,794	FedEx Corporation	6.720	1/15/2022	3,558,493
1,500,000	Northwest Airlines, Inc.(g)	6.841	4/1/2011	1,437,794
4,000,000	Southwest Airlines Company(c)	5.496	11/1/2006	4,027,248
2,500,000	Union Pacific Corporation	4.875	1/15/2015	2,416,168
1,485,526	United Air Lines, Inc.(g)	7.186	4/1/2011	1,463,243

	Total Transportation			13,857,761

U.S. Government (7.4%)

17,000,000	U.S. Treasury Bonds(e)	7.625	2/15/2025	22,900,190
1,350,000	U.S. Treasury Bonds(e)	6.125	8/15/2029	1,600,171
970,000	U.S. Treasury Bonds(e)	5.375	2/15/2031	1,057,906
2,500,000	U.S. Treasury Notes(e)	4.250	10/15/2010	2,478,222
6,259,210	U.S. Treasury Notes	1.875	7/15/2015	6,195,641
5,650,000	U.S. Treasury Notes(e)	4.250	8/15/2015	5,513,163
17,000,000	U.S. Treasury Principal Strips(e)	Zero Coupon	11/15/2022	7,426,433
10,250,000	U.S. Treasury Strips(e)	Zero Coupon	2/15/2013	7,363,231

	Total U.S. Government			54,534,957

The accompanying notes to the financial statements are an integral part of this schedule.

192

Income Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (88.2%)	Rate	Date	Value

U.S. Municipals (0.4%)
$2,500,000	Massachusetts State School Building Authority
	Dedicated Sales Tax Revenue Bonds	5.000%	8/15/2030	$2,581,875

	Total U.S. Municipals			2,581,875

Utilities (5.2%)
1,250,000	Carolina Power & Light, Inc.(b)	5.150	4/1/2015	1,227,206
2,000,000	CenterPoint Energy, Inc.(c)	7.250	9/1/2010	2,142,318
2,000,000	CenterPoint Energy, Inc.(c)	6.850	6/1/2015	2,143,584
3,000,000	Duke Capital, LLC	5.668	8/15/2014	2,987,124
1,000,000	Exelon Corporation(c)	6.750	5/1/2011	1,057,177
2,000,000	Exelon Corporation(c)	5.625	6/15/2035	1,813,504
4,500,000	FirstEnergy Corporation(b)	6.450	11/15/2011	4,733,586
1,000,000	MidAmerican Energy Holdings Company	7.630	10/15/2007	1,046,622
1,475,000	MidAmerican Energy Holdings Company	3.500	5/15/2008	1,418,235
2,500,000	NiSource Finance Corporation	7.875	11/15/2010	2,779,120
286,649	Power Contract Financing, LLC	5.200	2/1/2006	286,984
2,000,000	Power Contract Financing, LLC	6.256	2/1/2010	2,032,160
2,602,260	Power Receivables Finance, LLC	6.290	1/1/2012	2,643,609
2,000,000	Public Service Company of New Mexico	4.400	9/15/2008	1,957,002
2,500,000	Reliant Energy Resources Corporation	6.750	12/15/2014	2,325,000
1,900,000	TECO Energy, Inc.(e)	7.200	5/1/2011	1,985,500
3,450,000	Texas-New Mexico Power Company	6.125	6/1/2008	3,491,980
1,200,000	TXU Corporation	4.800	11/15/2009	1,137,181
1,000,000	Westar Energy, Inc.(c)	5.150	1/1/2017	970,288

	Total Utilities			38,178,180

	Total Long-Term Fixed Income (cost $653,722,334)			645,713,978

Shares	Preferred Stock (0.2%)			Value

17	Federal National Mortgage Association, Convertible			$1,549,467

	Total Preferred Stock (cost $1,553,375)			1,549,467

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (8.3%)	Rate(h)	Date	Value

60,887,414	Thrivent Financial Securities Lending Trust	3.950%	N/A	$60,887,414

	Total Collateral Held for Securities Loaned
	(cost $60,887,414)			60,887,414

The accompanying notes to the financial statements are an integral part of this schedule.

Income Fund
Schedule of Investments as of October 31, 2005(a)
		Interest	Maturity
Shares	Short-Term Investments (3.3%)	Rate(h)	Date	Value

24,298,415	Thrivent Money Market Fund	3.600%	N/A	$24,298,415

	Total Short-Term Investments (at amortized cost)			24,298,415

	Total Investments (cost $740,461,538)			$732,449,274

(a)	The categories of investments are shown as a percentage of total investments.

(b)	At October 31, 2005, all or a portion of the denoted securities, valued at $65,709,885, were pledged as the initial margin deposit or earmarked as collateral to cover open financial futures contracts as follows:

Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Gain/(Loss)

U.S. Treasury Bond Futures 5 yr. 240 December 2005 Long $25,413,751 $25,899,430 $(485,679)

U.S. Treasury Bond Futures 10 yr. 235 December 2005 Short (25,486,485) $(26,381,834) 895,349

U.S. Treasury Bond Futures 20 yr. 105 December 2005 Long 11,756,719 $11,885,003 (128,284)

(c)	Designated as cover for long settling trades as discussed in the notes to the financial statements.

(d)	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(e)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(f)	Denotes investments purchased on a when-issued basis.

(g)	In bankruptcy.

(h)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	Core Bond Fund
	Schedule of Investments as of October 31, 2005(a)
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (87.8%)	Rate	Date	Value

Asset-Backed Securities (21.9%)
$5,000,000	Americredit Automobile Receivables Trust(b,c)	3.970%	11/6/2005	$5,001,105
5,000,000	ARG Funding Corporation(b)	4.290	4/20/2010	4,861,330
3,000,000	Associates Manufactured Housing Contract
	Pass-Through Certificates	7.900	3/15/2027	3,136,863
4,000,000	Banc of America Securities Auto Trust	3.890	6/18/2008	3,979,900
5,000,000	Bear Stearns Asset-Backed Securities, Inc.(c)	4.277	11/25/2005	4,999,800
7,500,000	Chase Credit Card Master Trust(b,c)	4.100	11/15/2005	7,509,570
3,000,000	CIT Equipment Collateral	4.420	5/20/2009	2,977,779
4,000,000	Countrywide Asset-Backed Certificates(b)	3.903	1/25/2031	3,977,600
6,000,000	Countrywide Asset-Backed Certificates(b)	4.905	8/25/2032	5,985,294
1,157,000	Credit Based Asset Servicing and Securitization(d)	3.887	10/25/2034	1,141,899
5,000,000	DaimlerChrysler Master Owner Trust(b,c)	4.020	11/15/2005	4,997,220
4,593,285	Encore Credit Receivables Trust(c)	4.180	11/25/2005	4,593,520
4,582,521	First Franklin Mortgage Loan Asset-Backed Certificates(c)	4.137	11/25/2005	4,582,736
5,000,000	Fremont Home Loan Trust(c)	4.197	11/25/2005	4,999,810
5,000,000	GE Dealer Floorplan Master Note Trust(b,c)	4.040	11/20/2005	5,001,555
5,000,000	GMAC Mortgage Corporation Loan Trust(c)	4.127	11/25/2005	4,992,880
11,000,000	GMAC Mortgage Corporation Loan Trust(b,c)	4.167	11/25/2005	11,009,757
1,958,968	Green Tree Financial Corporation	7.650	10/15/2027	2,053,094
5,000,000	Harley Davidson Motorcycle Trust(d)	3.200	5/15/2012	4,859,515
3,242,681	Long Beach Mortgage Loan Trust(c)	4.147	11/25/2005	3,243,002
4,950,719	National Collegiate Student Loan Trust(b,c)	4.097	11/25/2005	4,950,377
5,000,000	Option One Mortgage Loan Trust(c)	4.197	11/25/2005	4,999,810
1,125,000	PG&E Energy Recovery Funding, LLC	3.870	6/25/2011	1,105,822
4,672,219	Popular ABS Mortgage Pass-Through Trust(c)	4.147	11/25/2005	4,671,084
5,000,000	Popular ABS Mortgage Pass-Through Trust(c)	4.167	11/25/2005	5,000,000
2,000,000	Popular ABS Mortgage Pass-Through Trust	4.000	12/25/2034	1,958,526
4,768,952	Residential Asset Securities Corporation(c,d)	4.147	11/25/2005	4,769,138
1,000,000	Residential Asset Securities Corporation(b)	3.250	5/25/2029	994,309
2,000,000	Residential Asset Securities Corporation(b)	4.040	7/25/2030	1,970,826
4,618,355	SLM Student Loan Trust(b,c)	4.210	1/25/2006	4,614,235
4,668,110	Specialty Underwriting and Residential Finance Trust(c)	4.157	11/25/2005	4,667,932
3,051,154	Structured Asset Investment Loan Trust(b,c)	4.117	11/25/2005	3,051,225
5,000,000	Textron Financial Floorplan Master Note Trust(b,c)	4.061	11/13/2005	5,000,000
4,887,235	Wachovia Mortgage Loan Trust, LLC(c)	4.147	11/25/2005	4,887,049

	Total Asset-Backed Securities			146,544,562

Basic Materials (0.8%)
1,250,000	Dow Chemical Company(d)	6.125	2/1/2011	1,304,098
750,000	Glencore Funding, LLC(b)	6.000	4/15/2014	690,848
1,500,000	Packaging Corporation of America	4.375	8/1/2008	1,452,634
2,000,000	Precision Castparts Corporation(b)	5.600	12/15/2013	2,003,738

	Total Basic Materials			5,451,318

The accompanying notes to the financial statements are an integral part of this schedule.

Core Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (87.8%)	Rate	Date	Value

Capital Goods (1.4%)
$2,000,000	Boeing Capital Corporation(e)	6.500%	2/15/2012	$2,150,810
2,750,000	Oakmont Asset Trust(b)	4.514	12/22/2008	2,682,273
1,750,000	Textron Financial Corporation	4.600	5/3/2010	1,716,223
2,500,000	Tyco International Group SA(b)	6.375	10/15/2011	2,626,668

	Total Capital Goods			9,175,974

Commercial Mortgage-Backed Securities (14.5%)
4,000,000	Banc of America Commercial Mortgage, Inc.	4.894	9/10/2010	3,969,888
5,000,000	Banc of America Commercial Mortgage, Inc.(d)	6.085	6/11/2035	5,171,180
2,750,000	Banc of America Commercial Mortgage, Inc.(b)	4.037	11/10/2039	2,635,504
2,750,000	Banc of America Commercial Mortgage, Inc.(b)	4.561	11/10/2041	2,658,733
3,000,000	Banc of America Commercial Mortgage, Inc.(b)	5.118	7/11/2043	2,988,987
4,918,629	Banc of America Mortgage Securities, Inc.(b,d)	4.830	9/25/2035	4,848,007
3,000,000	Bear Stearns Commercial Mortgage Securities, Inc.(b)	3.869	2/11/2041	2,874,189
184,847	CAM Commercial Mortgage Corporation(d)	4.834	11/14/2036	185,020
4,832,658	Commercial Mortgage Pass-Through Certificates(c)	4.070	11/15/2005	4,831,865
4,845,658	Credit Suisse First Boston Mortgage
	Securities Corporation(b,c)	4.120	11/15/2005	4,845,643
4,100,000	First Union National Bank Commercial Mortgage	7.390	12/15/2031	4,415,839
8,000,000	LB-UBS Commercial Mortgage Trust(b)	3.086	5/15/2027	7,663,136
3,250,000	LB-UBS Commercial Mortgage Trust	6.653	11/15/2027	3,469,963
5,500,000	LB-UBS Commercial Mortgage Trust(b)	4.187	8/15/2029	5,337,288
4,580,496	Merrill Lynch Mortgage Investors, Inc.	4.906	6/25/2035	4,530,582
5,604,008	Morgan Stanley Capital I, Inc.(b)	6.210	11/15/2031	5,757,681
5,000,000	National Collegiate Student Loan Trust(c)	4.107	12/25/2005	4,999,900
4,987,288	Wachovia Bank Commercial Mortgage Trust(c,d)	4.070	11/15/2005	4,985,786
4,500,000	Wachovia Bank Commercial Mortgage Trust(c)	4.170	11/15/2005	4,500,000
3,000,000	Wachovia Bank Commercial Mortgage Trust	4.390	2/15/2036	2,874,126
4,500,000	Wachovia Bank Commercial Mortgage Trust	4.516	5/15/2044	4,376,920
4,881,597	Washington Mutual Mortgage Pass-Through Certificates(c)	4.357	11/25/2005	4,877,692
4,771,643	Washington Mutual Mortgage Pass-Through Certificates	4.850	9/25/2035	4,732,449

	Total Commercial Mortgage-Backed Securities			97,530,378

Communications Services (2.6%)
1,750,000	AT&T Broadband Corporation(b,d)	8.375	3/15/2013	2,015,837
2,150,000	AT&T Wireless Services, Inc.(b,d)	8.125	5/1/2012	2,472,562
2,000,000	British Sky Broadcasting Finance UK plc	5.625	10/15/2015	1,969,450
2,000,000	British Telecom plc(b,d)	8.175	12/15/2010	2,280,260
2,000,000	Interpublic Group of Companies, Inc.	6.250	11/15/2014	1,767,500
2,000,000	Nextel Communications, Inc.	5.950	3/15/2014	2,006,232
1,000,000	Sprint Capital Corporation(b)	6.900	5/1/2019	1,085,441
1,500,000	Telecom Italia Capital SA	4.000	1/15/2010	1,425,873
1,500,000	Telecom Italia Capital SA	5.250	10/1/2015	1,443,962
1,000,000	Verizon Global Funding Corporation	7.750	12/1/2030	1,159,758

	Total Communications Services			17,626,875

The accompanying notes to the financial statements are an integral part of this schedule.

196

Core Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (87.8%)	Rate	Date	Value

Consumer Cyclical (2.4%)
$1,500,000	Caesars Entertainment, Inc.	8.500%	11/15/2006	$1,548,876
2,500,000	Centex Corporation(b)	5.450	8/15/2012	2,433,048
1,750,000	D.R. Horton, Inc.	5.000	1/15/2009	1,714,627
2,000,000	D.R. Horton, Inc.	4.875	1/15/2010	1,921,170
2,000,000	DaimlerChrysler North American Holdings Corporation	4.875	6/15/2010	1,939,224
2,500,000	Ford Motor Credit Company	6.625	6/16/2008	2,397,385
1,200,000	General Motors Acceptance Corporation	6.875	9/15/2011	1,163,543
1,000,000	Ryland Group, Inc.(b)	8.000	8/15/2006	1,022,329
2,000,000	Yum! Brands, Inc.(b)	8.500	4/15/2006	2,033,210

	Total Consumer Cyclical			16,173,412

Consumer Non-Cyclical (1.7%)
2,400,000	Bunge Limited Finance Corporation(b,d)	7.800	10/15/2012	2,733,245
2,000,000	Kraft Foods, Inc.	4.125	11/12/2009	1,931,936
1,125,000	Quest Diagnostic, Inc.	5.450	11/1/2015	1,121,569
1,786,000	Safeway, Inc.	4.800	7/16/2007	1,776,273
1,700,000	Tyson Foods, Inc.	8.250	10/1/2011	1,916,803
2,000,000	Wyeth	6.950	3/15/2011	2,155,632

	Total Consumer Non-Cyclical			11,635,458

Energy (0.8%)
750,000	Boardwalk Pipelines, LLC(e)	5.500	2/1/2017	733,950
2,750,000	Enterprise Products Operating, LP(d)	4.625	10/15/2009	2,667,420
2,000,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II	5.298	9/30/2020	1,955,120

	Total Energy			5,356,490

Financials (8.2%)
2,500,000	American International Group, Inc.(d)	5.050	10/1/2015	2,443,700
3,000,000	ANZ Capital Trust I(b)	4.484	1/15/2010	2,905,878
1,250,000	Barnett Capital I	8.060	12/1/2026	1,332,716
2,500,000	BNP Paribas SA	5.186	6/29/2015	2,403,775
1,250,000	Corestates Capital Trust I(b)	8.000	12/15/2026	1,330,712
2,000,000	Countrywide Home Loans, Inc.(b)	4.000	3/22/2011	1,876,844
1,725,000	CTI Group, Inc.(f)	5.200	11/3/2010	1,722,714
2,500,000	Goldman Sachs Group, Inc.(d)	5.125	1/15/2015	2,438,322
1,400,000	Health Care Property Investors, Inc.	4.875	9/15/2010	1,365,272
2,000,000	HSBC Capital Funding, LP/Jersey Channel Islands	9.547	6/30/2010	2,344,786
2,000,000	International Lease Finance Corporation	4.875	9/1/2010	1,968,002
2,000,000	J.P. Morgan Chase & Company	4.891	9/1/2015	1,974,022
1,500,000	J.P. Morgan Chase & Company	5.150	10/1/2015	1,461,444
2,000,000	KeyCorp(b)	4.700	5/21/2009	1,981,792
2,500,000	Lehman Brothers Holdings, Inc.(e)	4.500	7/26/2010	2,438,920
2,000,000	Merrill Lynch & Company, Inc.	4.831	10/27/2008	1,991,858
1,250,000	Metropolitan Life Global Funding(b)	4.500	5/5/2010	1,224,781
3,000,000	Montpelier Re Holdings, Ltd.	6.125	8/15/2013	2,940,426
1,500,000	Monumental Global Funding II	4.625	3/15/2010	1,484,268

The accompanying notes to the financial statements are an integral part of this schedule.

Core Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (87.8%)	Rate	Date	Value

Financials -- continued
$1,250,000	Nuveen Investment, Inc.(b)	5.000%	9/15/2010	$1,224,579
2,000,000	ProLogis(f)	5.250	11/15/2010	1,992,118
2,500,000	Residential Capital Corporation	6.375	6/30/2010	2,539,360
1,300,000	Sanwa Bank, Ltd.(e)	7.400	6/15/2011	1,423,873
1,750,000	Simon Property Group, LP(b)	4.600	6/15/2010	1,709,034
2,500,000	Sovereign Bancorp, Inc.	4.800	9/1/2010	2,455,838
2,500,000	Wachovia Bank NA(b)	4.875	2/1/2015	2,422,485
2,500,000	Washington Mutual Bank FA	5.125	1/15/2015	2,424,040
1,200,000	Westfield Capital	4.375	11/15/2010	1,158,326

	Total Financials			54,979,885

Foreign (0.3%)
1,800,000	Republic of Italy	5.375	6/15/2033	1,779,457

	Total Foreign			1,779,457

Mortgage-Backed Securities (20.3%)
33,000,000	Federal National Mortgage Association Conventional
	15-Yr. Pass Through(f)	5.500	11/1/2020	33,216,546
58,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through(f)	5.500	11/1/2035	57,202,503
45,500,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through(f)	6.000	11/1/2035	45,883,929

	Total Mortgage-Backed Securities			136,302,978

Technology (0.4%)
2,500,000	Deluxe Corporation(b)	3.500	10/1/2007	2,403,965

	Total Technology			2,403,965

U.S. Government (10.4%)
500,000	Federal Home Loan Bank	4.250	4/16/2007	497,418
5,000,000	Federal Home Loan Bank	4.250	10/14/2008	4,973,950
5,000,000	Federal National Mortgage Association	4.375	9/7/2007	4,966,590
5,000,000	Federal National Mortgage Association(b)	5.500	3/15/2011	5,153,290
9,250,000	U.S. Treasury Bonds(e)	7.625	2/15/2025	12,460,398
1,875,000	U.S. Treasury Bonds(e)	6.125	8/15/2029	2,222,460
4,375,000	U.S. Treasury Notes(e)	5.000	2/15/2011	4,483,351
15,230,000	U.S. Treasury Notes(e)	4.000	2/15/2015	14,563,094
16,000,000	U.S. Treasury Notes(e)	4.125	5/15/2015	15,440,000
5,047,750	U.S. Treasury Notes(e)	1.875	7/15/2015	4,996,485

	Total U.S. Government			69,757,036

The accompanying notes to the financial statements are an integral part of this schedule.

Core Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (87.8%)	Rate	Date	Value

Utilities (2.1%)
$1,250,000	Carolina Power & Light, Inc.(b)	5.150%	4/1/2015	$1,227,206
2,500,000	Duke Capital, LLC(b)	5.668	8/15/2014	2,489,270
1,500,000	Exelon Corporation(d)	6.750	5/1/2011	1,585,766
1,000,000	Exelon Corporation(b)	5.625	6/15/2035	906,752
2,900,000	FirstEnergy Corporation(b)	6.450	11/15/2011	3,050,533
802,617	Power Contract Financing, LLC	5.200	2/1/2006	803,556
1,301,130	Power Receivables Finance, LLC	6.290	1/1/2012	1,321,805
2,500,000	Texas-New Mexico Power Company	6.125	6/1/2008	2,530,420

	Total Utilities			13,915,308

	Total Long-Term Fixed Income (cost $596,419,576)			588,633,096

Shares	Preferred Stock (0.2%)			Value

15	Federal National Mortgage Association, Convertible			$1,367,177

	Total Preferred Stock (cost $1,370,625)			1,367,177

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (7.3%)	Rate(g)	Date	Value

48,712,809	Thrivent Financial Securities Lending Trust	3.950%	N/A	$48,712,809

	Total Collateral Held for Securities Loaned
	(cost $48,712,809)			48,712,809

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (4.7%)	Rate(g)	Date	Value

$7,700,000	BP Capital Markets plc	4.020%	11/1/2005	$7,700,000
24,144,850	Thrivent Money Market Fund	3.600	N/A	24,144,850

	Total Short-Term Investments (at amortized cost)			31,844,850

	Total Investments (cost $678,347,860)			$670,557,932

(a)	The categories of investments are shown as a percentage of total investments.

(b)	Designated as cover for long settling trades as discussed in the notes to the financial statements.

(c)	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d)	At October 31, 2005, all or a portion of the denoted securities, valued at $28,104,663, were pledged as the initial margin deposit or ear- marked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Gain/(Loss)

U.S. Treasury Bond Futures 5 yr.	160	December 2005	Long	$16,942,501	$17,257,791	$(315,290)
U.S. Treasury Bond Futures 10 yr.	10	December 2005	Short	(1,084,531)	$(1,122,631)	38,100
U.S. Treasury Bond Futures 20 yr.	73	December 2005	Long	8,173,719	$8,252,032	(78,313)

(e)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(f)	Denotes investments purchased on a when-issued basis.

(g)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	Limited Maturity Bond Fund
	Schedule of Investments as of October 31, 2005(a)
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (92.1%)	Rate	Date	Value

Asset-Backed Securities (25.7%)
$1,000,000	American Express Credit Account Master Trust(b)	4.090%	11/15/2005	$1,000,860
1,500,000	Americredit Automobile Receivables Trust(b,c)	3.970	11/6/2005	1,500,332
1,000,000	Americredit Automobile Receivables Trust	3.430	7/6/2011	966,967
1,500,000	ARG Funding Corporation(c)	4.290	4/20/2010	1,458,399
1,500,000	Banc of America Securities Auto Trust	3.890	6/18/2008	1,492,462
1,000,000	Capital Auto Receivables Asset Trust(d)	3.350	2/15/2008	984,743
1,500,000	Caterpillar Financial Asset Trust(d)	3.900	2/25/2009	1,480,894
829,808	Chase Funding Mortgage Loan Asset-Backed Certificates(d)	2.734	9/25/2024	823,780
1,500,000	CIT Equipment Collateral	4.420	5/20/2009	1,488,890
1,500,000	Countrywide Asset-Backed Certificates(c)	3.683	8/25/2024	1,476,706
2,000,000	Countrywide Asset-Backed Certificates(c)	3.903	1/25/2031	1,988,800
433,359	CPL Transition Funding, LLC	5.010	1/15/2010	433,572
1,953,211	CPS Auto Trust	4.520	3/15/2010	1,943,445
1,000,000	Credit Based Asset Servicing and Securitization	3.887	10/25/2034	986,948
1,500,000	DaimlerChrysler Master Owner Trust(b,d)	4.020	11/15/2005	1,499,166
918,657	Encore Credit Receivables Trust(b)	4.180	11/25/2005	918,704
750,000	First National Master Note Trust(b)	4.070	11/15/2005	750,293
500,000	Ford Credit Floorplan Master Owner Trust(b)	4.110	11/15/2005	500,500
1,000,000	Fremont Home Loan Trust(b)	4.197	11/25/2005	999,962
1,500,000	GE Dealer Floorplan Master Note Trust(b)	4.040	11/20/2005	1,500,466
1,500,000	GE Equipment Small Ticket, LLC	4.380	7/22/2009	1,488,009
1,500,000	GMAC Mortgage Corporation Loan Trust(b,d)	4.127	11/25/2005	1,497,864
1,000,000	GMAC Mortgage Corporation Loan Trust(b)	4.167	11/25/2005	1,000,887
1,000,000	Harley Davidson Motorcycle Trust	3.200	5/15/2012	971,903
1,000,000	Honda Auto Receivables Owner Trust(c)	2.910	10/20/2008	978,585
1,000,000	Honda Auto Receivables Owner Trust(c)	2.790	3/16/2009	976,472
1,000,000	Honda Auto Receivables Owner Trust(c)	2.960	4/20/2009	973,594
1,500,000	Hyundai Auto Receivables Trust	3.880	6/16/2008	1,491,682
1,000,000	John Deere Owner Trust	3.980	6/15/2009	987,044
720,596	Long Beach Mortgage Loan Trust(b,d)	4.147	11/25/2005	720,667
500,000	MBNA Credit Card Master Note Trust(b,c)	4.080	11/15/2005	500,707
750,000	MBNA Credit Card Master Note Trust	4.950	6/15/2009	753,014
1,500,000	Navistar Financial Corporation	4.010	7/15/2008	1,494,434
1,500,000	Nissan Auto Lease Trust(c)	3.180	6/15/2010	1,466,073
1,250,000	PG&E Energy Recovery Funding, LLC	3.870	6/25/2011	1,228,691
500,000	Popular ABS Mortgage Pass-Through Trust	4.000	12/25/2034	489,632
1,500,000	Renaissance Home Equity Loan Trust(c)	3.856	1/25/2035	1,478,520
1,000,000	Residential Asset Securities Corporation(c)	3.250	5/25/2029	994,309
1,000,000	Residential Asset Securities Corporation	5.010	4/25/2033	986,962
1,385,506	SLM Student Loan Trust(b,c)	4.210	1/25/2006	1,384,271
869,774	SLM Student Loan Trust(b)	4.210	1/25/2006	869,764
915,346	Structured Asset Investment Loan Trust(b,c)	4.117	11/25/2005	915,367
1,500,000	Textron Financial Floorplan Master Note Trust(b,c)	4.061	11/13/2005	1,500,000
1,500,000	World Omni Auto Receivables Trust	4.300	3/20/2008	1,495,455

	Total Asset-Backed Securities			50,839,795

The accompanying notes to the financial statements are an integral part of this schedule.

Limited Maturity Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (92.1%)	Rate	Date	Value

Basic Materials (1.1%)
$500,000	ICI North America	8.875%	11/15/2006	$518,614
400,000	Lubrizol Corporation	4.625	10/1/2009	389,869
500,000	Monsanto Company(e)	4.000	5/15/2008	488,749
750,000	Weyerhaeuser Company(e)	5.250	12/15/2009	747,934

	Total Basic Materials			2,145,166

Capital Goods (1.4%)
500,000	Goodrich Corporation	6.600	5/15/2009	523,138
500,000	John Deere Capital Corporation	4.400	7/15/2009	491,676
750,000	Oakmont Asset Trust	4.514	12/22/2008	731,529
500,000	Raytheon Company(d)	6.750	8/15/2007	514,488
500,000	Tyco International Group SA Participation
	Certificate Trust	4.436	6/15/2007	496,180

	Total Capital Goods			2,757,011

Commercial Mortgage-Backed Securities (14.2%)
600,000	Banc of America Commercial Mortgage, Inc.	4.894	9/10/2010	595,483
750,000	Banc of America Commercial Mortgage, Inc.	4.037	11/10/2039	718,774
150,085	Banc of America Commercial Mortgage, Inc.	3.366	7/11/2043	148,050
1,475,589	Banc of America Mortgage Securities, Inc.(d)	4.830	9/25/2035	1,454,402
1,986,648	Bear Stearns Adjustable Rate Mortgage Trust	4.625	10/25/2035	1,948,157
700,000	Bear Stearns Commercial Mortgage Securities, Inc.	3.869	2/11/2041	670,644
1,422,285	Citigroup Mortgage Loan Trust, Inc.	4.922	8/25/2035	1,415,164
1,449,797	Commercial Mortgage Pass-Through Certificates(b)	4.070	11/15/2005	1,449,560
1,453,697	Credit Suisse First Boston Mortgage
	Securities Corporation(b)	4.120	11/15/2005	1,453,693
1,476,957	General Electric Commercial Mortgage Corporation(d)	4.792	7/10/2045	1,461,468
1,361,637	Impac CMB Trust(b)	4.317	11/25/2005	1,362,257
1,262,169	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation	2.790	1/12/2039	1,204,651
250,000	LB-UBS Commercial Mortgage Trust(c)	3.323	3/15/2027	241,514
750,000	LB-UBS Commercial Mortgage Trust	4.187	8/15/2029	727,812
1,471,779	LB-UBS Commercial Mortgage Trust	4.747	9/15/2040	1,465,316
565,224	Lehman Brothers “CALSTRS” Mortgage Trust	3.988	11/20/2012	555,484
1,374,149	Merrill Lynch Mortgage Investors, Inc.	4.906	6/25/2035	1,359,175
1,989,240	Residential Accredit Loans, Inc.	5.640	9/25/2035	1,996,622
1,496,186	Wachovia Bank Commercial Mortgage Trust(b)	4.070	11/15/2005	1,495,736
1,500,000	Wachovia Bank Commercial Mortgage Trust(b)	4.170	11/15/2005	1,500,000
2,000,000	Washington Mutual Mortgage Pass-Through Certificates(b)	4.327	11/25/2005	2,001,094
1,464,479	Washington Mutual Mortgage Pass-Through Certificates(b)	4.357	11/25/2005	1,463,307
1,431,493	Washington Mutual Mortgage Pass-Through Certificates	4.850	9/25/2035	1,419,735

	Total Commercial Mortgage-Backed Securities			28,108,098

The accompanying notes to the financial statements are an integral part of this schedule.

Limited Maturity Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (92.1%)	Rate	Date	Value

Communications Services (3.1%)
$600,000	ALLTEL Corporation	4.656%	5/17/2007	$597,079
900,000	British Sky Broadcasting Group plc	6.875	2/23/2009	945,236
600,000	CenturyTel, Inc.	4.628	5/15/2007	594,959
900,000	Cingular Wireless, LLC(d)	5.625	12/15/2006	908,063
1,000,000	Comcast Cable Communications, Inc.	6.200	11/15/2008	1,029,428
500,000	Qwest Corporation	5.625	11/15/2008	495,000
500,000	Sprint Capital Corporation	6.125	11/15/2008	514,945
500,000	Telecom Italia Capital SA	4.000	11/15/2008	483,775
500,000	Telefonos de Mexico SA de CV	4.500	11/19/2008	489,178

	Total Communications Services			6,057,663

Consumer Cyclical (2.9%)
750,000	Carnival Corporation(e)	3.750	11/15/2007	733,455
1,000,000	DaimlerChrysler North American Holdings Corporation(b)	4.223	2/1/2006	999,442
750,000	Ford Motor Credit Company	6.625	6/16/2008	719,216
500,000	Gap, Inc.(f)	10.550	12/15/2008	557,874
1,000,000	General Motors Acceptance Corporation(e)	4.500	7/15/2006	988,401
250,000	Starwood Hotels & Resorts Worldwide, Inc.(f)	7.875	5/1/2007	255,938
500,000	Viacom, Inc.(e)	5.625	5/1/2007	504,370
1,000,000	Yum! Brands, Inc.	8.500	4/15/2006	1,016,605

	Total Consumer Cyclical			5,775,301

Consumer Non-Cyclical (3.4%)
600,000	Beckman Coulter, Inc.	7.450	3/4/2008	631,157
400,000	Bunge Limited Finance Corporation	7.800	10/15/2012	455,541
500,000	Cadbury Schweppes plc	3.875	10/1/2008	484,920
250,000	Gillette Company	3.500	10/15/2007	244,292
750,000	Harvard University	8.125	4/15/2007	786,862
700,000	HCA, Inc.	5.250	11/6/2008	686,510
825,000	Kroger Company	6.375	3/1/2008	844,832
775,000	Miller Brewing Company	4.250	8/15/2008	759,524
400,000	Safeway, Inc.	6.500	11/15/2008	413,890
750,000	Tyson Foods, Inc.	7.250	10/1/2006	765,403
700,000	Wyeth	4.375	3/1/2008	692,117

	Total Consumer Non-Cyclical			6,765,048

Energy (1.7%)
500,000	Enterprise Products Operating, LP	4.000	10/15/2007	488,964
500,000	Enterprise Products Operating, LP	4.625	10/15/2009	484,986
1,000,000	KeySpan Corporation	4.900	5/16/2008	998,593
750,000	Marathon Oil Corporation	5.375	6/1/2007	755,506
600,000	Plains All American Pipeline, LP/PAA Finance Corporation	4.750	8/15/2009	586,568

	Total Energy			3,314,617

The accompanying notes to the financial statements are an integral part of this schedule.

Limited Maturity Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (92.1%)	Rate	Date	Value

Financials (12.7%)
$750,000	Abbey National plc(f)	7.570%	6/15/2008	$778,463
1,000,000	American General Finance Corporation(b,c)	4.279	1/18/2006	1,000,299
300,000	Barnett Capital I	8.060	12/1/2026	319,852
500,000	Capital One Bank	4.875	5/15/2008	496,952
250,000	Capital One Financial Corporation	4.738	5/17/2007	249,079
500,000	Chubb Corporation	4.934	11/16/2007	499,880
300,000	Corestates Capital Trust I	8.000	12/15/2026	319,371
500,000	Countrywide Home Loans, Inc.	4.125	9/15/2009	480,308
500,000	EOP Operating, LP	6.800	1/15/2009	523,689
500,000	First Chicago Corporation	6.375	1/30/2009	524,562
1,000,000	Goldman Sachs Group, Inc.(e)	3.875	1/15/2009	967,239
600,000	International Lease Finance Corporation	3.300	1/23/2008	580,292
750,000	iSTAR Financial, Inc.(e)	4.875	1/15/2009	736,981
600,000	John Hancock Global Funding II	3.750	9/30/2008	580,570
500,000	KeyCorp	4.700	5/21/2009	495,448
1,500,000	Lehman Brothers Holdings E-Capital Trust I(b)	4.590	11/21/2005	1,503,423
1,000,000	Lehman Brothers Holdings, Inc.	3.500	8/7/2008	964,252
800,000	Marsh & McLennan Companies, Inc.(e)	5.375	3/15/2007	801,914
1,000,000	MBNA Europe Funding plc(b)	3.861	12/7/2005	999,801
1,000,000	Merrill Lynch & Company, Inc.(b,c)	4.511	1/23/2006	1,005,025
500,000	Merrill Lynch & Company, Inc.	4.831	10/27/2008	497,964
500,000	Monumental Global Funding II	3.850	3/3/2008	488,838
700,000	Pacific Life Global Funding	3.750	1/15/2009	680,426
1,000,000	Premium Asset Trust(b)	4.300	1/17/2006	1,000,156
600,000	Pricoa Global Funding I	4.350	6/15/2008	591,121
1,000,000	Protective Life Secured Trust(c)	4.000	10/7/2009	969,179
600,000	Residential Capital Corporation(b)	5.385	12/29/2005	605,742
500,000	Saint Paul Companies, Inc.	5.750	3/15/2007	504,781
900,000	Simon Property Group, LP	6.375	11/15/2007	922,395
750,000	SLM Corporation(c,e)	4.000	1/15/2009	727,865
750,000	Union Planters Bank	5.125	6/15/2007	751,489
500,000	Washington Mutual, Inc.	4.000	1/15/2009	483,382
1,000,000	Wells Fargo & Company(b,c)	3.970	12/15/2005	1,001,458
1,000,000	Westpac Banking Corporation(b,c)	3.896	11/25/2005	1,001,150
1,000,000	World Savings Bank FSB(b)	3.930	12/1/2005	1,000,785

	Total Financials			25,054,131

Foreign (0.2%)
250,000	Nordic Investment Bank	2.750	1/11/2006	249,301
125,000	Pemex Finance, Ltd.	8.450	2/15/2007	127,073

	Total Foreign			376,374

The accompanying notes to the financial statements are an integral part of this schedule.

Limited Maturity Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (92.1%)	Rate	Date	Value

Mortgage-Backed Securities (8.9%)
$8,500,000	Federal National Mortgage Association Conventional
	15-Yr. Pass Through(g)	5.500%	11/1/2020	$8,555,777
9,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through(g)	6.000	11/1/2035	9,075,942

	Total Mortgage-Backed Securities			17,631,719

Municipals (0.6%)
500,000	Minneapolis & St. Paul Metropolitan
	Airports Commission	4.850	1/1/2006	500,195
750,000	Washington State Office of the State Treasurer(c)	4.500	7/1/2007	747,825

	Total Municipals			1,248,020

Technology (0.5%)
1,000,000	Deluxe Corporation(c)	3.500	10/1/2007	961,586

	Total Technology			961,586

Transportation (0.6%)
700,000	FedEx Corporation	3.500	4/1/2009	668,370
500,000	Southwest Airlines Company	5.496	11/1/2006	503,406

	Total Transportation			1,171,776

U.S. Government (11.3%)
1,000,000	Federal Home Loan Bank	4.250	4/16/2007	994,837
1,500,000	Federal Home Loan Bank	4.625	10/24/2007	1,495,341
3,000,000	Federal Home Loan Bank	4.100	6/13/2008	2,941,944
1,400,000	Federal Home Loan Bank	4.400	7/28/2008	1,381,449
1,500,000	Federal Home Loan Bank	4.250	10/14/2008	1,492,185
1,500,000	Federal Home Loan Mortgage Corporation	4.125	4/2/2007	1,490,522
1,000,000	Federal Home Loan Mortgage Corporation	4.625	8/15/2008	992,982
1,500,000	Federal National Mortgage Association	4.375	9/7/2007	1,489,977
900,000	Federal National Mortgage Association	4.400	7/28/2008	888,167
1,500,000	Federal National Mortgage Association	4.000	9/2/2008	1,469,356
1,000,000	U.S. Department of Housing and Urban Development	3.450	8/1/2006	992,365
2,050,000	U.S. Treasury Notes(e)	3.750	5/15/2008	2,017,569
500,000	U.S. Treasury Notes(e)	4.125	8/15/2008	496,289
3,250,000	U.S. Treasury Notes(e)	5.000	2/15/2011	3,330,490
908,595	U.S. Treasury Notes	1.875	7/15/2015	899,367

	Total U.S. Government			22,372,840

Utilities (3.8%)
1,000,000	Carolina Power & Light, Inc.(d)	5.950	3/1/2009	1,026,647
900,000	CenterPoint Energy, Inc.(d)	5.875	6/1/2008	913,158
750,000	Dominion Resources, Inc.(b,e)	4.300	12/28/2005	750,040
325,000	DPL, Inc.	6.250	5/15/2008	332,312
500,000	DTE Energy Company	5.630	8/16/2007	504,354
700,000	FirstEnergy Corporation	5.500	11/15/2006	704,056

The accompanying notes to the financial statements are an integral part of this schedule.

Limited Maturity Bond Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (92.1%)	Rate	Date	Value

Utilities -- continued
$500,000	Indiana Michigan Power Company	6.125%	12/15/2006	$506,078
250,000	MidAmerican Energy Holdings Company	3.500	5/15/2008	240,379
500,000	Pacific Gas & Electric Company	3.600	3/1/2009	478,064
103,194	Power Contract Financing, LLC	5.200	2/1/2006	103,314
433,710	Power Receivables Finance, LLC	6.290	1/1/2012	440,602
1,000,000	PSEG Funding Trust	5.381	11/16/2007	1,003,699
400,000	Texas-New Mexico Power Company	6.125	6/1/2008	404,867

	Total Utilities			7,407,570

	Total Long-Term Fixed Income (cost $183,848,884)			181,986,715

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (5.5%)	Rate(h)	Date	Value

10,863,600	Thrivent Financial Securities Lending Trust	3.95%	N/A	$10,863,600

	Total Collateral Held for Securities Loaned
	(cost $10,863,600)			10,863,600

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (2.4%)	Rate(h)	Date	Value

$125,000	Export Development Canada	2.750%	12/12/2005	$124,849
4,569,514	Thrivent Money Market Fund	3.600	N/A	4,569,514

	Total Short-Term Investments (at amortized cost)			4,694,363

	Total Investments (cost $199,406,847)			$197,544,678

(a)	The categories of investments are shown as a percentage of total investments.

(b)	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(c)	Designated as cover for long settling trades as discussed in the notes to the financial statements.

(d)	At October 31, 2005, all or a portion of the denoted securities, valued at $13,085,622, were pledged as the initial margin deposit or earmarked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Gain

U.S. Treasury Bond Futures 5 yr.	35	December 2005	Short	$(3,706,172)	$(3,798,489)	$92,317
U.S. Treasury Bond Futures 10 yr.	70	December 2005	Short	(7,591,718)	(7,793,954)	202,234

(e)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(f)	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(g)	Denotes investments purchased on a when-issued basis.

(h)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	Money Market Fund
	Schedule of Investments as of October 31, 2005(a)
Principal		Interest	Maturity
Amount	Certificates of Deposit (0.1%)	Rate(b)	Date	Value

$1,300,000	Depfa Bank plc NY	4.515%	10/17/2006	$1,300,000

	Total Certificates of Deposit			1,300,000

Principal		Interest	Maturity
Amount	Commercial Paper (64.5%)	Rate(b)	Date	Value

Asset-Backed Commercial Paper (2.5%)
$18,500,000	GOVCO, Inc.	3.760%	11/23/2005	$18,457,491
5,400,000	GOVCO, Inc.	4.150	1/23/2006	5,348,332

	Total Asset-Backed Commercial Paper			23,805,823

Banking – Domestic (7.4%)
6,700,000	Barclays U.S. Funding, LLC	3.730	11/28/2005	6,681,256
1,700,000	BNP Paribas North America	4.060	12/2/2005	1,694,437
2,750,000	Dexia Bank NY	4.525	11/17/2006	2,746,190
18,300,000	Louis Dreyfus Corporation	4.020	11/30/2005	18,240,738
14,800,000	New York Hospital Fund	3.730	11/2/2005	14,798,466
5,800,000	UBS Finance Corporation	3.900	11/14/2005	5,791,832
9,050,000	UBS Finance Corporation	3.900	12/7/2005	9,014,705
1,600,000	UBS Finance Corporation	3.920	12/9/2005	1,593,439
9,160,000	UBS Finance Corporation	4.050	12/23/2005	9,106,414

	Total Banking – Domestic			69,667,477

Banking – Foreign (0.3%)
2,516,000	HBOS Treasury Services plc	3.750	11/14/2005	2,512,593

	Total Banking – Foreign			2,512,593

Brokerage (1.0%)
9,300,000	Morgan Stanley	3.890	11/16/2005	9,284,926

	Total Brokerage			9,284,926

Capital Goods (2.3%)
21,880,000	General Electric Company	4.000	12/27/2005	21,743,859

	Total Capital Goods			21,743,859

Communications (1.6%)
14,700,000	Gannett Company, Inc.	3.950	11/18/2005	14,672,580

	Total Communications			14,672,580

Consumer Cyclical (3.8%)
13,395,000	Golden Funding Corporation	3.970	12/13/2005	13,332,959
2,950,000	Golden Funding Corporation	3.725	12/14/2005	2,936,874
20,055,000	Golden Funding Corporation	3.775	12/30/2005	19,930,924

	Total Consumer Cyclical			36,200,757

The accompanying notes to the financial statements are an integral part of this schedule.

Money Market Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Commercial Paper (64.5%)	Rate(b)	Date	Value

Education (7.7%)
$7,241,000	Duke University	3.750%	12/1/2005	$7,218,372
14,800,000	Northwestern University	3.630	11/1/2005	14,800,000
3,700,000	Northwestern University	3.630	11/7/2005	3,697,761
13,875,000	Northwestern University	3.800	12/1/2005	13,831,062
3,700,000	Northwestern University	3.700	12/2/2005	3,688,212
7,300,000	Northwestern University	3.920	12/8/2005	7,270,589
21,900,000	Yale University	3.700	11/1/2005	21,900,000

	Total Education			72,405,996

Finance (28.9%)
3,300,000	ABN Amro NA Finance	3.635	11/15/2005	3,295,335
8,600,000	Alaska Housing Finance Corporation	3.920	12/2/2005	8,570,970
14,700,000	Bryant Park Fund	3.720	11/15/2005	14,678,734
14,800,000	Bryant Park Fund	4.040	1/6/2006	14,690,381
13,200,000	Bryant Park Fund	4.135	1/25/2006	13,071,126
10,950,000	Corporate Asset Finance Company, LLC	4.140	1/9/2006	10,863,112
15,450,000	Corporate Asset Finance Company, LLC	4.160	1/18/2006	15,310,744
6,640,000	Corporate Receivables Corporation Funding, LLC	3.840	11/15/2005	6,630,084
4,570,000	Falcon Asset Securitization Corporation	4.000	11/21/2005	4,560,225
2,085,000	Fountain Square Commercial Funding Corporation	3.970	12/12/2005	2,075,573
21,900,000	Galaxy Funding, Inc.	3.900	12/16/2005	21,793,238
18,300,000	Galaxy Funding, Inc.	4.180	1/30/2006	18,108,765
10,360,000	Grampian Funding, LLC	3.600	11/7/2005	10,353,784
14,800,000	Grampian Funding, LLC	3.710	12/5/2005	14,748,142
2,119,000	Grampian Funding, LLC	4.120	1/19/2006	2,099,842
2,588,000	Jupiter Securitization Corporation	3.940	12/5/2005	2,578,370
14,700,000	NATC California, LLC	4.110	1/12/2006	14,579,166
8,000,000	Nieuw Amsterdam Receivables	4.050	11/22/2005	7,981,473
6,282,000	Nieuw Amsterdam Receivables	3.750	12/14/2005	6,253,862
6,310,000	Nieuw Amsterdam Receivables	4.000	1/3/2006	6,265,830
16,000,000	Old Line Funding Corporation	4.000	11/21/2005	15,964,444
14,600,000	Solitaire Funding, LLC	3.920	12/13/2005	14,533,229
2,500,000	Thames Asset Global Securitization, Inc.	3.880	11/8/2005	2,498,114
17,400,000	Thames Asset Global Securitization, Inc.	3.930	12/7/2005	17,331,618
7,300,000	Thunder Bay Funding, Inc.	3.860	11/7/2005	7,295,304
10,650,000	Thunder Bay Funding, Inc.	3.970	11/21/2005	10,626,511
5,000,000	Windmill Funding Company	4.030	11/22/2005	4,988,246

	Total Finance			271,746,222

The accompanying notes to the financial statements are an integral part of this schedule.

Money Market Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Commercial Paper (64.5%)	Rate(b)	Date	Value

Insurance (9.0%)
$11,000,000	Aquinas Funding, LLC	4.055%	1/10/2006	$10,913,268
22,200,000	Curzon Funding, LLC	3.690	11/8/2005	22,184,072
6,600,000	Curzon Funding, LLC	4.140	2/17/2006	6,518,028
18,400,000	Nyala Funding, LLC	4.090	1/17/2006	18,239,036
4,400,000	Torchmark Corporation	3.910	11/9/2005	4,396,177
11,000,000	Torchmark Corporation	3.970	11/10/2005	10,989,083
7,300,000	Torchmark Corporation	3.980	11/17/2005	7,287,087
3,700,000	Torchmark Corporation	4.030	11/23/2005	3,690,888

	Total Insurance			84,217,639

	Total Commercial Paper			606,257,871

		Interest	Maturity
Shares	Other(c)	Rate(b)	Date	Value

8,000	Barclays Prime Money Market Fund	3.900%	N/A	$8,000

	Total Other			8,000

Principal		Interest	Maturity
Amount	Public Corporate (0.5%)	Rate(b)	Date	Value

$3,000,000	General Electric Capital Corporation	6.800%	11/1/2005	$3,000,000
1,340,000	Household Finance Corporation	7.200	7/15/2006	1,365,957

	Total Public Corporate			4,365,957

Principal		Interest	Maturity
Amount	U.S. Government (0.1%)	Rate(b)	Date	Value

$1,280,000	Federal National Mortgage Association	4.050%	8/14/2006	$1,280,000

	Total U.S. Government			1,280,000

Principal		Interest	Maturity
Amount	Variable Rate Notes (34.8%)(d)	Rate(b)	Date	Value

Banking – Domestic (10.3%)
$14,800,000	Bank of America Corporation	4.130%	12/1/2005	$14,803,313
9,250,000	Bank of New York Company, Inc.	3.910	11/10/2005	9,250,000
7,400,000	Bank of New York Company, Inc.	4.080	11/28/2005	7,402,945
18,500,000	Fifth Third Bancorp	3.991	11/23/2005	18,500,000
9,250,000	Royal Bank of Scotland NY	3.890	11/15/2005	9,248,427
19,225,000	Wells Fargo & Company	3.960	11/15/2005	19,225,000
18,500,000	Wells Fargo & Company	3.955	12/5/2005	18,509,689

	Total Banking – Domestic			96,939,374

The accompanying notes to the financial statements are an integral part of this schedule.

Money Market Fund
Schedule of Investments as of October 31, 2005(a)

Principal		Interest	Maturity
Amount	Variable Rate Notes (34.8%)(d)	Rate(b)	Date	Value

Banking – Foreign (5.4%)
$9,600,000	Bank of Ireland	3.970%	11/21/2005	$9,600,000
10,950,000	BNP Paribas SA	4.021	11/26/2005	10,950,000
18,500,000	HBOS Treasury Services plc	4.236	1/27/2006	18,502,468
11,500,000	Royal Bank of Scotland plc	3.973	11/21/2005	11,500,000

	Total Banking – Foreign			50,552,468

Brokerage (3.3%)
22,200,000	Goldman Sachs Group, Inc.	4.120	12/21/2005	22,220,401
8,650,000	Merrill Lynch & Company, Inc.	4.590	1/13/2006	8,658,710

	Total Brokerage			30,879,111

Consumer Cyclical (3.5%)
14,800,000	American Honda Finance Corporation	3.960	11/15/2005	14,824,183
18,500,000	American Honda Finance Corporation	3.981	12/7/2005	18,517,655

	Total Consumer Cyclical			33,341,838

Consumer Non-Cyclical (1.6%)
15,460,000	Procter & Gamble Company	3.788	12/9/2005	15,460,000

	Total Consumer Non-Cyclical			15,460,000

Finance (3.1%)
6,800,000	General Electric Capital Corporation	3.947	11/7/2005	6,804,346
21,900,000	Union Hamilton Special Funding, LLC	4.000	12/28/2005	21,900,000

	Total Finance			28,704,346

Insurance (4.7%)
6,000,000	Allstate Financial Global Funding	4.010	12/20/2005	6,001,311
19,325,000	Allstate Life Global Funding II	3.955	11/8/2005	19,325,000
19,225,000	Allstate Life Global Funding II	3.990	11/15/2005	19,225,000

	Total Insurance			44,551,311

U.S. Municipal (2.9%)

9,135,000	Alaska Housing Finance Corporation Variable-Taxable
	Governmental Purpose Bonds (Series D) (MBIA Insured)	4.030	11/3/2005	9,135,000
8,000,000	Illinois Student Assistance Commission	3.910	11/2/2005	8,000,000
10,000,000	Ohio State Air Quality Development Authority Revenue
	Bonds (Columbus and Southern) (Series B)	4.000	11/2/2005	10,000,000

	Total U.S. Municipal			27,135,000

	Total Variable Rate Notes			327,563,448

	Total Investments (at amortized cost)			$940,775,277

(a)	The categories of investments are shown as a percentage of total investments.

(b)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(c)	The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent Money Market Fund.

(d)	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds
Statement of Assets and Liabilities

	Aggressive	Moderately	Moderate	Moderately
	Allocation	Aggressive	Allocation	Conservative
As of October 31, 2005	Fund	Allocation Fund	Fund	Allocation Fund

Assets
Investments at cost	$29,189,036	$65,689,015	$78,983,288	$33,699,737
Investments at value	29,387,473(a)	65,863,208(a)	79,018,541(a)	33,654,580(a)

Cash	--	--	--	--
Initial margin deposit on open futures contracts	--	--	--	--
Dividends and interest receivable	--	--	--	--
Prepaid expenses	25,422	24,275	24,406	22,505
Receivable for investments sold	--	--	--	--
Receivable for fund shares sold	810,209	1,153,626	2,040,385	523,194
Receivable for variation margin	--	--	--	--
Receivable from affiliate	2,433	1,239	5,976	8,798
Total Assets	30,225,537	67,042,348	81,089,308	34,209,077

Liabilities
Accrued expenses	10,601	11,916	11,360	9,711
Payable for investments purchased	809,308	1,126,600	2,006,370	491,562
Payable upon return of collateral for securities loaned	--	--	--	--
Payable for fund shares redeemed	1,000	11,445	33,796	32,772
Payable to affiliate	--	--	--	--
Total Liabilities	820,909	1,149,961	2,051,526	534,045

Net Assets
Capital stock (beneficial interest)	29,207,542	65,667,011	78,930,160	33,659,512
Accumulated undistributed net investment income/(loss)	(299)	54,530	76,657	61,532
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions	(1,052)	(3,347)	(4,288)	(855)
Net unrealized appreciation/(depreciation) on:
Investments	198,437	174,193	35,253	(45,157)
Futures contracts	--	--	--	--
Total Net Assets	$29,404,628	$65,892,387	$79,037,782	$33,675,032

Class A Share Capital	$25,241,280	$63,162,237	$76,159,075	$32,909,891
Shares of beneficial interest outstanding (class A)	2,433,425	6,124,089	7,451,711	3,247,607
Net asset value per share	$10.37	$10.31	$10.22	$10.13
Maximum public offering price	$10.97	$10.91	$10.81	$10.72
Class B Share Capital	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (class B)	N/A	N/A	N/A	N/A
Net asset value per share	N/A	N/A	N/A	N/A
Class I Share Capital	$4,163,348	$2,730,150	$2,878,707	$765,141
Shares of beneficial interest outstanding (class I)	400,861	264,359	281,464	75,428
Net asset value per share	$10.39	$10.33	$10.23	$10.14

(a) All amounts are in affiliated funds

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Mutual Funds
Statement of Assets and Liabilities – continued

	Partner	Partner				Partner
Technology	Small Cap	Small Cap	Small Cap	Small Cap	Mid Cap	Mid Cap
Fund	Growth Fund	Value Fund	Stock Fund	Index Fund	Growth Fund	Value Fund

$58,138,791	$14,981,735	$101,979,924	$491,186,501	$46,477,241	$337,542,601	$9,381,182
54,367,826(b)	15,464,464(b)	112,709,738(b)	573,419,680(b)	58,518,340(b)	372,161,241(b)	9,437,944(b)

--	510,296	--	--	--	--	62
--	--	--	--	67,500	--	--
13,885	2,551	103,900	183,763	30,553	80,850	3,046
3,243	22,885	3,599	6,537	3,228	5,265	22,628
548,973	111,393	703,808	6,457,169	73,403	3,993,316	7,634
46,858	65,712	137,550	583,100	51,070	218,574	79,575
--	--	--	--	33,757	--	--
--	--	--	--	--	--	5,054
54,980,785	16,177,301	113,658,595	580,650,249	58,777,851	376,459,246	9,555,943

45,654	11,644	40,928	168,767	28,354	148,621	12,455
413,629	177,910	825,012	9,031,727	72,961	5,667,153	266,566
5,647,242	2,334,945	16,170,830	88,413,094	11,615,792	53,154,317	529,547
63,797	--	244,781	367,758	98,762	329,607	--
45,124	3,252	57,330	466,471	29,404	282,996	--
6,215,446	2,527,751	17,338,881	98,447,817	11,845,273	59,582,694	808,568

80,948,713	13,334,427	79,503,418	352,649,111	34,186,753	316,848,251	8,701,126
(6,022)	(299)	92,925	(273,665)	68,364	(12,702)	14,227

(28,406,387)	(167,307)	5,993,557	47,593,807	673,310	(34,577,637)	(24,740)

(3,770,965)	482,729	10,729,814	82,233,179	12,041,099	34,618,640	56,762
--	--	--	--	(36,948)	--	--
$48,765,339	$13,649,550	$96,319,714	$482,202,432	$46,932,578	$316,876,552	$8,747,375

$42,680,429	$9,492,328	$74,449,941	$440,546,435	$46,932,578	$269,038,108	$5,103,309
12,247,181	923,788	5,295,060	24,760,374	3,287,430	18,442,109	503,543
$3.48	$10.28	$14.06	$17.79	$14.28	$14.59	$10.13
$3.68	$10.88	$14.88	$18.83	$15.11	$15.44	$10.72
$3,510,591	N/A	$5,490,860	$20,540,889	N/A	$36,130,648	N/A
1,050,590	N/A	406,624	1,269,667	N/A	2,648,935	N/A
$3.34	N/A	$13.50	$16.18	N/A	$13.64	N/A
$2,574,319	$4,157,222	$16,378,913	$21,115,108	N/A	$11,707,796	$3,644,066
705,024	404,237	1,124,380	1,120,411	N/A	758,312	359,202
$3.65	$10.28	$14.57	$18.85	N/A	$15.44	$10.14

(b) Amount includes affiliated funds as discussed in the notes to the financial statements

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Mutual Funds
Statement of Assets and Liabilities – continued

				Partner
	Mid Cap	Mid Cap	Mid Cap	International
As of October 31, 2005	Stock Fund	Index Fund	Index Fund-I	Stock Fund

Assets
Investments at cost	$1,034,450,879	$62,585,546	$21,796,796	$395,401,086
Investments at value	1,180,498,407(a)	73,572,863(a)	27,052,579(a)	439,371,275(a)

Cash	2,732	--	110,801	183,427(b)
Initial margin deposit on open futures contracts	--	72,900	45,900	--
Dividends and interest receivable	583,526	38,478	13,388	570,350
Prepaid expenses	10,330	3,341	3,040	5,549
Receivable for investments sold	14,289,688	27,277	10,469	596,942
Receivable for fund shares sold	977,722	71,792	30,000	1,146,526
Receivable for forward contracts	--	--	--	482,376
Receivable for variation margin	--	33,617	21,017	--
Total Assets	1,196,362,405	73,820,268	27,287,194	442,356,445

Liabilities
Distributions payable	--	--	--	--
Accrued expenses	219,737	28,460	14,335	139,903
Payable for investments purchased	19,530,775	195,804	73,249	685,592
Payable upon return of collateral for securities loaned	172,111,641	11,062,822	3,998,252	58,619,277
Payable for fund shares redeemed	878,439	47,809	111,506	125,760
Payable for forward contracts	--	--	--	482,807
Open options written, at value	--	--	--	--
Payable to affiliate	905,316	36,580	5,153	346,854
Payable for initial margin	--	2,700	2,700	--
Mortgage dollar roll deferred revenue	--	--	--	--
Total Liabilities	193,645,908	11,374,175	4,205,195	60,400,193

Net Assets
Capital stock (beneficial interest)	756,378,107	47,781,451	16,727,615	402,407,513
Accumulated undistributed net investment income/(loss)	(456,254)	284,444	122,503	2,916,014
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions	100,747,116	3,421,427	972,961	(67,322,345)
Net unrealized appreciation/(depreciation) on:
Investments	146,047,528	10,987,317	5,255,783	43,970,189
Written option contracts	--	--	--	--
Futures contracts	--	(28,546)	3,137	--
Foreign currency forward contracts	--	--	--	(431)
Foreign currency transactions	--	--	--	(14,688)
Total Net Assets	$1,002,716,497	$62,446,093	$23,081,999	$381,956,252

Class A Share Capital	$928,017,268	$62,446,093	N/A	$304,753,446
Shares of beneficial interest outstanding (class A)	51,989,216	4,534,547	N/A	28,844,955
Net asset value per share	$17.85	$13.77	N/A	$10.57
Maximum public offering price	$18.89	$14.57	N/A	$11.19
Class B Share Capital	$23,992,239	N/A	N/A	$16,084,488
Shares of beneficial interest outstanding (class B)	1,492,108	N/A	N/A	1,582,621
Net asset value per share	$16.08	N/A	N/A	$10.16
Class I Share Capital	$50,706,990	N/A	$23,081,999	$61,118,318
Shares of beneficial interest outstanding (class I)	2,722,404	N/A	1,729,967	5,675,322
Net asset value per share	$18.63	N/A	$13.34	$10.77

(a) Amount includes affiliated funds as discussed in the notes to the financial statements
The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Mutual Funds
Statement of Assets and Liabilities – continued

Large Cap	Large Cap	Large Cap	Large Cap	Large Cap	Balanced	High Yield
Growth Fund	Value Fund	Stock Fund	Index Fund	Index Fund-I	Fund	Fund

$181,276,108	$350,842,772	$2,896,197,739	$97,004,979	$30,886,601	$456,758,411	$673,488,312
187,591,937(a)	397,516,753(a)	3,648,267,324(a)	99,059,280(a)	31,889,336(a)	470,791,720(a)	675,448,915(a)

--	--	17,704	--	--	--	--
--	--	--	37,800	53,550	--	--
78,924	343,807	1,573,230	90,019	31,355	1,068,263	12,228,685
4,073	5,700	29,940	3,585	3,115	5,858	7,478
3,035,553	3,289,122	--	--	--	3,336,387	4,067,477
831,153	761,660	968,732	184,901	44,300	131,882	341,402
--	--	--	--	--	--	--
--	--	--	5,817	8,342	5,078	--
191,541,640	401,917,042	3,650,856,930	99,381,402	32,029,998	475,339,188	692,093,957

--	--	--	--	--	--	1,105,748
63,172	90,567	798,465	30,869	13,920	85,951	110,110
5,912,622	945,983	--	--	--	41,609,370	5,864,567
7,339,698	14,008,574	74,365,656	4,844,539	438,476	45,238,731	82,460,818
128,537	408,664	3,185,459	119,630	87,114	280,593	515,016
--	--	--	--	--	--	--
2,755	--	--	--	--	--	--
72,725	288,578	2,716,599	37,685	6,976	290,622	405,255
--	--	--	3,150	3,150	--	--
--	--	--	--	--	13,853	--
13,519,509	15,742,366	81,066,179	5,035,873	549,636	87,519,120	90,461,514

194,181,835	334,688,625	2,928,311,861	91,688,084	34,495,124	365,258,652	1,090,390,617
353,707	3,577,395	14,115,689	911,839	333,818	288,577	(208,006)

(22,830,739)	1,234,675	(124,706,384)	(296,371)	(4,349,502)	8,209,212	(490,510,771)

6,315,829	46,673,981	752,069,585	2,054,301	1,002,735	14,033,309	1,960,603
1,499	--	--	--	--	--	--
--	--	--	(12,324)	(1,813)	30,318	--
--	--	--	--	--	--	--
--	--	--	--	--	--	--
$178,022,131	$386,174,676	$3,569,790,751	$94,345,529	$31,480,362	$387,820,068	$601,632,443

$130,912,384	$321,182,708	$3,331,964,527	$94,345,529	N/A	$276,083,186	$563,038,778
26,707,443	22,170,429	128,501,685	11,303,162	N/A	22,663,162	112,033,906
$4.90	$14.49	$25.93	$8.35	N/A	$12.18	$5.03
$5.19	$15.33	$27.44	$8.84	N/A	$12.89	$5.27
$15,771,621	$16,904,832	$91,877,447	N/A	N/A	$13,320,658	$23,394,241
3,402,336	1,186,630	3,827,936	N/A	N/A	1,098,218	4,656,818
$4.64	$14.25	$24.00	N/A	N/A	$12.13	$5.02
$31,338,126	$48,087,136	$145,948,777	N/A	$31,480,362	$98,416,224	$15,199,424
6,023,040	3,294,347	5,584,696	N/A	3,799,325	8,085,765	3,022,061
$5.20	$14.60	$26.13	N/A	$8.29	$12.17	$5.03
(b) Includes foreign currency holdings of $180,467

Thrivent Mutual Funds
Statement of Assets and Liabilities – continued

	High Yield	Municipal	Income	Core Bond
As of October 31, 2005	Fund II	Bond Fund	Fund	Fund

Assets
Investments at cost	$153,373,505	$1,173,547,167	$740,461,538	$678,347,860
Investments at value	153,883,443(a)	1,262,214,376	732,449,274(a)	670,557,932(a)

Cash	--	47,190	--	860
Dividends and interest receivable	2,760,796	19,244,230	6,350,992	3,401,019
Prepaid expenses	3,895	12,486	7,413	6,606
Receivable for investments sold	788,847	--	2,424,430	3,206,629
Receivable for fund shares sold	26,552	796,245	575,386	184,421
Receivable for variation margin	--	--	12,814	13,595
Receivable from affiliate	--	--	--	--
Total Assets	157,463,533	1,282,314,527	741,820,309	677,371,062

Liabilities
Distributions payable	260,711	949,040	381,429	213,014
Accrued expenses	42,763	149,472	95,312	96,703
Payable for investments purchased	1,824,920	--	81,381,810	142,326,322
Payable upon return of collateral for securities loaned	22,348,675	--	60,887,414	48,712,809
Payable for fund shares redeemed	255,260	766,050	503,552	703,458
Payable for variation margin	--	--	--	--
Payable to affiliate	92,596	804,307	365,319	337,535
Mortgage dollar roll deferred revenue	--	--	29,475	51,176
Total Liabilities	24,824,925	2,668,869	143,644,311	192,441,017

Net Assets
Capital stock (beneficial interest)	197,381,442	1,201,716,222	631,351,086	496,083,400
Accumulated undistributed net investment income/(loss)	313,879	(14,026)	(20,328)	96,335
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions	(65,566,651)	(10,723,747)	(25,423,882)	(3,104,259)
Net unrealized appreciation/(depreciation) on:
Investments	509,938	88,667,209	(8,012,264)	(7,789,928)
Futures contracts	--	--	281,386	(355,503)
Total Net Assets	$132,638,608	$1,279,645,658	$598,175,998	$484,930,045

Class A Share Capital	$124,286,310	$1,242,350,457	$532,323,768	$421,204,680
Shares of beneficial interest outstanding (class A)	19,394,596	109,880,621	62,201,158	42,580,280
Net asset value per share	$6.41	$11.31	$8.56	$9.89
Maximum public offering price	$6.71	$11.84	$8.96	$10.36
Class B Share Capital	$4,093,631	$28,915,326	$19,166,943	$10,798,365
Shares of beneficial interest outstanding (class B)	638,797	2,558,329	2,244,627	1,091,054
Net asset value per share	$6.41	$11.30	$8.54	$9.90
Class I Share Capital	$4,258,667	$8,379,875	$46,685,287	$52,927,000
Shares of beneficial interest outstanding (class I)	664,767	741,174	5,459,555	5,348,517
Net asset value per share	$6.41	$11.31	$8.55	$9.90

(a) Amount includes affiliated funds as discussed in the notes to the financial statements

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Mutual Funds
Statement of Assets and Liabilities – continued

Limited	Money
Maturity	Market
Bond Fund	Fund

$199,406,847	$940,775,277
197,544,678(a)	940,775,277

--	119
1,229,228	1,291,572
4,032	9,719
2,728,868	--
1,357,540	10,830,397
--	--
--	--
202,864,346	952,907,084

28,452	51,635
30,078	188,436
20,788,438	--
10,863,600	--
306,615	6,013,402
2,735	--
90,096	461,985
6,516	--
32,116,530	6,715,458

173,092,693	946,200,615
14,434	(8,989)

(791,693)	--

(1,862,169)	--
294,551	--
$170,747,816	$946,191,626

$131,333,379	$661,318,948
10,438,681	661,318,949
$12.58	$1.00
$12.58	$1.00
$2,024,356	$1,747,877
160,767	1,747,877
$12.59	$1.00
$37,390,081	$283,124,801
2,972,494	283,124,801
$12.58	$1.00

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Mutual Funds
Statement of Operations

	Aggressive	Moderately	Moderate	Moderately
	Allocation	Aggressive	Allocation	Conservative
For the Year Ended October 31, 2005	Fund(a)	Allocation Fund(a)	Fund(a)	Allocation Fund(a)

Investment Income
Dividends	$11,578	$85,877	$181,628	$124,012
Taxable interest	--	--	--	--
Income from securities loaned	--	--	--	--
Foreign dividend tax withholding	--	--	--	--
Total Investment Income	11,578	85,877	181,628	124,012

Expenses
Adviser fees	6,128	14,542	17,379	7,826
Sub-Adviser fees	--	--	--	--
Accounting and pricing fees	5,332	5,332	5,332	5,332
Administrative service fees	817	1,939	2,317	1,043
Amortization of offering costs	11,236	10,596	10,639	9,764
Custody fees	1,000	1,000	1,000	1,000
Distribution expenses Class A	9,746	23,812	28,509	12,684
Distribution expenses Class B	--	--	--	--
Insurance expenses	1,209	1,236	1,245	1,215
Printing and postage expenses Class A	2,906	4,844	4,036	1,613
Printing and postage expenses Class B	--	--	--	--
Printing and postage expenses Class I	22	22	23	26
Transfer agent fees Class A	9,769	16,694	14,016	4,969
Transfer agent fees Class B	--	--	--	--
Transfer agent fees Class I	13	18	34	19
Audit and legal fees	14,495	14,495	14,495	14,495
SEC and state registration expenses	534	2,885	2,751	1,113
Trustees’ fees	905	905	905	905
Other expenses	825	822	824	824
Total Expenses Before Reimbursement	64,937	99,142	103,505	62,828

Less:
Reimbursement from adviser	(30,230)	(57,199)	(72,992)	(45,392)
Custody earnings credit	--	--	--	--
Total Net Expenses	34,707	41,943	30,513	17,436

Net Investment Income/(Loss)	(23,129)	43,934	151,115	106,576

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	(843)	(3,347)	(4,288)	(855)
Futures contracts	--	--	--	--
Change in net unrealized appreciation/(depreciation) on:
Investments	198,437	174,193	35,253	(45,157)
Futures contracts	--	--	--	--
Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions	197,594	170,846	30,965	(46,012)
Net Increase/(Decrease) in Net Assets Resulting
From Operations	$174,465	$214,780	$182,080	$60,564

(a) For the period from June 30, 2005 (inception) to October 31, 2005

The accompanying notes to the financial statements are an integral part of this statement.

216

Thrivent Mutual Funds
Statement of Operations

	Partner	Partner				Partner
Technology	Small Cap	Small Cap	Small Cap	Small Cap	Mid Cap	Mid Cap
Fund	Growth Fund(a)	Value Fund	Stock Fund	Index Fund	Growth Fund	Value Fund(a)

$559,812	$12,010	$1,188,066	$3,900,129	$487,973	$1,666,435	$34,779
3,623	4,586	225	13,008	867	457	3,195
12,146	888	37,457	165,438	19,498	94,984	48
(8,780)	--	--	(6,305)	(169)	(1,544)	--
566,801	17,484	1,225,748	4,072,270	508,169	1,760,332	38,022

377,620	12,817	94,509	3,174,941	109,710	1,286,376	5,714
--	22,696	567,052	--	--	--	11,428
18,292	7,287	20,083	43,677	21,063	45,717	6,995
10,070	789	18,902	94,613	8,777	63,507	457
--	9,971	--	--	--	--	9,860
6,038	13,031	13,299	34,776	21,029	21,945	11,610
109,197	7,886	182,780	1,089,771	109,710	664,836	4,156
38,675	--	55,980	235,419	--	410,278	--
4,933	1,208	5,235	8,855	4,808	7,541	1,200
111,588	225	100,160	453,546	54,123	416,839	315
12,695	--	10,959	35,253	--	99,573	--
56	53	185	464	--	430	53
255,542	294	237,025	1,089,273	144,665	1,029,598	725
31,252	--	27,874	108,230	--	293,765	--
88	26	166	604	--	1,196	26
17,752	15,687	17,777	23,106	17,752	37,922	14,495
30,320	13	40,246	50,302	16,225	46,122	8
3,001	905	4,213	16,244	2,670	9,945	905
8,339	1,053	8,190	11,105	7,274	10,025	1,051
1,035,458	93,941	1,404,635	6,470,179	517,806	4,445,615	68,998

(264,505)	(32,024)	(482,939)	(91,661)	(100,903)	(84,663)	(34,975)
(10)	(1,826)	(178)	(204)	(208)	(149)	(368)
770,943	60,091	921,518	6,378,314	416,695	4,360,803	33,655

(204,142)	(42,607)	304,230	(2,306,044)	91,474	(2,600,471)	4,367

3,037,134	(167,307)	5,903,646	57,043,987	672,186	31,965,595	(24,740)
--	--	--	--	192,869	--	--

220,131	482,729	3,886,120	5,093,689	4,472,524	12,770,569	56,762
--	--	--	--	(48,603)	--	--
3,257,265	315,422	9,789,766	62,137,676	5,288,976	44,736,164	32,022

$3,053,123	$272,815	$10,093,996	$59,831,632	$5,380,450	$42,135,693	$36,389

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Mutual Funds
Statement of Operations – continued

				Partner
	Mid Cap	Mid Cap	Mid Cap	International
For the Year Ended October 31, 2005	Stock Fund	Index Fund	Index Fund-I	Stock Fund

Investment Income
Dividends	$10,708,109	$856,940	$288,688	$8,490,328
Taxable interest	348,242	471	4,245	172,195
Income from mortgage dollar rolls	--	--	--	--
Income from securities loaned	245,050	26,356	2,759	255,607
Foreign dividend tax withholding	(20,168)	--	--	(713,936)
Total Investment Income	11,281,233	883,767	295,692	8,204,194

Expenses
Adviser fees	6,275,088	145,884	49,243	464,916
Sub-Adviser fees	--	--	--	1,516,232
Accounting and pricing fees	84,184	19,448	15,580	93,965
Administrative service fees	190,034	11,671	3,939	65,205
Custody fees	26,235	17,741	23,141	204,118
Distribution expenses Class A	2,218,927	145,884	--	713,151
Distribution expenses Class B	261,371	--	--	181,937
Insurance expenses	13,416	4,958	4,629	7,356
Printing and postage expenses Class A	600,986	50,749	--	268,588
Printing and postage expenses Class B	33,818	--	--	33,110
Printing and postage expenses Class I	464	--	307	447
Transfer agent fees Class A	1,705,361	180,491	--	1,002,760
Transfer agent fees Class B	119,603	--	--	126,348
Transfer agent fees Class I	710	--	459	761
Audit and legal fees	28,422	17,752	17,763	37,535
SEC and state registration expenses	68,636	17,229	14,673	49,499
Trustees’ fees	30,712	2,920	2,000	11,915
Other expenses	14,013	7,336	7,201	9,008
Total Expenses Before Reimbursement	11,671,980	622,063	138,935	4,786,851

Less:
Reimbursement from adviser	(116,321)	(98,558)	(1,608)	(21,810)
Custody earnings credit	(70)	(194)	(81)	(836)
Total Net Expenses	11,555,589	523,311	137,246	4,764,205

Net Investment Income/(Loss)	(274,356)	360,456	158,446	3,439,989

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	134,136,943	3,732,411	1,338,176	13,023,132
Written option contracts	--	--	--	--
Futures contracts	--	232,117	120,758	--
Foreign currency transactions	--	--	--	(193,395)
Change in net unrealized appreciation/(depreciation) on:
Investments	45,435,232	4,391,973	1,360,348	30,276,003
Written option contracts	--	--	--	--
Futures contracts	--	(42,681)	(12,031)	--
Foreign currency forward contracts	--	--	--	(463)
Foreign currency transactions	--	--	--	(37,928)
Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions	179,572,175	8,313,820	2,807,251	43,067,349

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$179,297,819	$8,674,276	$2,965,697	$46,507,338

The accompanying notes to the financial statements are an integral part of this statement.

218

Thrivent Mutual Funds
Statement of Operations – continued

Large Cap	Large Cap	Large Cap	Large Cap	Large Cap	Balanced	High Yield
Growth Fund	Value Fund	Stock Fund	Index Fund	Index Fund-I	Fund	Fund

$1,744,556	$8,031,959	$68,193,990	$1,885,113	$670,542	$4,850,011	$1,496,153
4	12,372	3,615,021	377	--	5,397,948	50,763,341
--	--	--	--	--	595,273	--
16,086	25,307	103,738	6,247	1,576	122,334	221,446
(6,075)	(73,329)	(32,612)	--	--	(7,160)	--
1,754,571	7,996,309	71,880,137	1,891,737	672,118	10,958,406	52,480,940

1,045,753	1,653,233	18,985,434	226,679	79,352	2,232,960	2,459,162
--	--	--	--	--	--	--
33,242	47,089	299,699	25,674	19,132	50,930	87,383
27,887	73,477	743,797	18,134	6,348	81,199	126,238
31,157	15,260	62,482	20,816	8,929	26,112	13,217
282,368	798,366	8,716,455	226,679	--	713,425	1,480,250
170,490	184,655	1,078,569	--	--	154,142	281,040
5,611	7,888	42,775	5,238	4,760	8,658	11,078
129,738	199,317	1,924,377	58,820	--	151,965	266,692
37,106	29,190	157,144	--	--	14,961	28,083
270	471	1,471	--	226	166	1,176
485,747	673,801	5,275,209	215,929	--	486,995	844,856
128,463	101,393	563,105	--	--	50,730	103,018
447	668	2,415	--	389	216	1,707
32,701	36,480	78,577	17,752	17,763	23,063	28,148
44,651	48,955	141,206	22,766	15,228	49,822	57,671
5,674	13,462	116,039	3,889	2,591	15,079	18,178
8,773	10,533	35,045	7,442	7,232	10,957	10,009
2,470,078	3,894,238	38,223,799	849,818	161,950	4,071,380	5,817,906

(1,129,074)	(42,410)	(471,237)	(305,910)	(1,850)	(85,374)	(130,636)
(18)	(80)	(1,606)	(76)	(20)	(682)	(5,080)
1,340,986	3,851,748	37,750,956	543,832	160,080	3,985,324	5,682,190

413,585	4,144,561	34,129,181	1,347,905	512,038	6,973,082	46,798,750

9,003,137	22,216,587	123,150,939	877,706	911,105	8,810,635	7,625,983
24,309	--	--	--	--	64,682	--
--	--	--	89,515	11,100	317,695	--
--	--	--	--	--	--	--

3,510,871	9,200,693	165,489,675	4,418,451	1,069,786	10,223,472	(32,637,681)
1,717	--	--	--	--	--	--
--	--	--	(41,943)	(7,996)	30,318	--
--	--	--	--	--	--	--
--	--	--	--	--	--	--

12,540,034	31,417,280	288,640,614	5,343,729	1,983,995	19,446,802	(25,011,698)

$12,953,619	$35,561,841	$322,769,795	$6,691,634	$2,496,033	$26,419,884	$21,787,052

The accompanying notes to the financial statements are an integral part of this statement.

219

Thrivent Mutual Funds
Statement of Operations – continued

	High Yield	Municipal	Income	Core Bond
For the Year Ended October 31, 2005	Fund II	Bond Fund	Fund	Fund

Investment Income
Dividends	$218,002	$--	$713,034	$612,726
Taxable interest	11,029,787	433,663	28,923,044	20,598,806
Tax exempt interest	--	65,474,470	25,694	--
Income from mortgage dollar rolls	--	--	1,083,252	2,168,273
Income from securities loaned	58,811	--	86,249	116,375
Total Investment Income	11,306,600	65,908,133	30,831,273	23,496,180

Expenses
Adviser fees	782,416	5,284,435	2,123,019	2,225,839
Accounting and pricing fees	38,485	186,873	77,926	63,129
Administrative service fees	28,451	259,111	122,955	98,939
Custody fees	8,676	17,954	17,975	19,320
Distribution expenses Class A	333,119	3,147,634	1,395,129	1,112,955
Distribution expenses Class B	48,685	313,445	221,328	120,108
Insurance expenses	5,965	18,106	11,070	9,769
Printing and postage expenses Class A	59,401	220,164	212,096	155,135
Printing and postage expenses Class B	4,748	11,943	23,790	9,952
Printing and postage expenses Class I	250	289	1,410	644
Transfer agent fees Class A	229,434	622,910	696,275	633,504
Transfer agent fees Class B	17,617	32,468	94,759	40,543
Transfer agent fees Class I	272	575	2,011	1,281
Audit and legal fees	18,331	49,313	27,520	24,669
SEC and state registration expenses	40,802	75,715	53,461	51,181
Trustees’ fees	7,133	39,633	17,830	18,210
Other expenses	6,951	15,449	10,320	9,306
Total Expenses Before Reimbursement	1,630,736	10,296,017	5,108,874	4,594,484

Less:
Reimbursement from adviser	(243,756)	(40,826)	(155,689)	(108,200)
Custody earnings credit	(1,209)	(1,775)	(1,385)	(976)
Total Net Expenses	1,385,771	10,253,416	4,951,800	4,485,308

Net Investment Income/(Loss)	9,920,829	55,654,717	25,879,473	19,010,872

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	1,009,632	1,725,755	4,958,463	36,223
Written option contracts	--	--	193,543	237,429
Futures contracts	--	187,077	459,013	1,318,169
Change in net unrealized appreciation/(depreciation) on:
Investments	(6,912,651)	(30,369,797)	(26,850,225)	(18,539,668)
Futures contracts	--	602,136	281,386	(355,503)
Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions	(5,903,019)	(27,854,829)	(20,957,820)	(17,303,350)

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$4,017,810	$27,799,888	$4,921,653	$1,707,522

The accompanying notes to the financial statements are an integral part of this statement.

220

Thrivent Mutual Funds
Statement of Operations – continued

Limited
Maturity	Money Market
Bond Fund	Fund

$178,595	$180,167
5,287,920	26,277,689
60,162	692,965
405,754	--
17,158	--
5,949,589	27,150,821

433,361	4,110,828
27,781	88,590
28,891	184,905
13,132	23,685
323,728	827,854
5,141	18,808
5,806	13,523
59,927	508,966
1,184	2,384
496	2,361
226,214	1,583,498
4,404	9,626
811	2,060
19,691	43,672
45,901	115,419
5,349	30,715
6,700	12,339
1,208,517	7,579,233

(21,035)	(942,265)
(304)	(472)
1,187,178	6,636,496

4,762,411	20,514,325

(919,586)	--
28,995	--
144,455	--

(2,998,476)	--
294,551	--
(3,450,061)	--

$1,312,350	$20,514,325

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Mutual Funds
Statement of Changes in Net Assets

	Aggressive Allocation		Moderately Aggressive
	Fund		Allocation Fund
	------------------------------------		----------------------------------------
For the periods ended	10/31/2005(a)		10/31/2005(a)

Operations
Net investment income/(loss)	$(23,129)		$43,934
Net realized gains/(losses) on:
Investments	(843)		(3,347)
Change in net unrealized appreciation/(depreciation) on:
Investments	198,437		174,193
Net Change in Net Assets Resulting
From Operations	174,465		214,780

Distributions to Shareholders
From net investment income	--		--
Total Distributions to Shareholders	--		--
Capital Stock Transactions	29,230,163		65,677,607

Net Increase/(Decrease) in Net Assets	29,404,628		65,892,387
Net Assets, Beginning of Period	--		--
Net Assets, End of Period	$29,404,628		$65,892,387

	Partner Small Cap		Partner Small Cap
	Growth Fund		Value Fund
	----------------------------------	----------------------------------------------------------------------------------------------------------------------
For the periods ended	10/31/2005(a)	10/31/2005	10/31/2004	4/30/2004

Operations
Net investment income/(loss)	$(42,607)	$304,230	$46,021	$(217,571)
Net realized gains/(losses) on:
Investments	(167,307)	5,903,646	11,568,791	6,913,295
Futures contracts	--	--	--	--
Change in net unrealized appreciation/(depreciation) on:
Investments	482,729	3,886,120	(6,157,476)	10,278,285
Futures contracts	--	--	--	--

Net Change in Net Assets Resulting
From Operations	272,815	10,093,996	5,457,336	16,974,009

Distributions to Shareholders
From net investment income	--	(121,714)	--	--
From net realized gains	--	(10,871,080)	(1,649,048)	--

Distributions to Shareholders	--	(10,992,794)	(1,649,048)	--
Capital Stock Transactions	13,376,735	17,168,894	9,599,488	15,224,395

Net Increase/(Decrease) in Net Assets	13,649,550	16,270,096	13,407,776	32,198,404
Net Assets, Beginning of Period	--	80,049,618	66,641,842	34,443,438
Net Assets, End of Period	$13,649,550	$96,319,714	$80,049,618	$66,641,842

(a) Since fund inception, June 30, 2005

The accompanying notes to the financial statements are an integral part of this statement.

222

Thrivent Mutual Funds
Statement of Changes in Net Assets – continued

Moderate Allocation		Moderately Conservative		Technology
Fund		Allocation Fund		Fund
----------------------------------------		----------------------------------------	------------------------------------------------------------------------------------------------------------------------------
10/31/2005(a)		10/31/2005(a)	10/31/2005	10/31/2004	4/30/2004

$151,115		$106,576	$(204,142)	$(321,149)	$(473,618)
(4,288)		(855)	3,037,134	(700,853)	(122,595)
35,253		(45,157)	220,131	2,256,689	10,037,498

182,080		60,564	3,053,123	1,234,687	9,441,285

(85,097)		(54,808)	--	--	--
(85,097)		(54,808)	--	--	--
78,940,799		33,669,276	(3,765,081)	2,667	4,685,272

79,037,782		33,675,032	(711,958)	1,237,354	14,126,557
--		--	49,477,297	48,239,943	34,113,386
$79,037,782		$33,675,032	$48,765,339	$49,477,297	$48,239,943

	Small Cap			Small Cap
	Stock Fund			Index Fund
--------------------------------------------------------------------------------------------------------------------------------			-------------------------------------------------------------------------------------------------------------------------------
10/31/2005	10/31/2004	4/30/2004	10/31/2005	10/31/2004	4/30/2004

$(2,306,044)	$(1,139,098)	$(2,878,050)	$91,474	$69,417	$(70,412)
57,043,987	18,480,995	57,134,227	672,186	180,649	1,339,184
--	--	--	192,869	(28,682)	275,314
5,093,689	6,630,233	68,283,187	4,472,524	2,155,228	7,581,438
--	--	--	(48,603)	83,020	(71,365)

59,831,632	23,972,130	122,539,364	5,380,450	2,459,632	9,054,159

--	--	--	(69,683)	--	--
(21,956,221)	(24,140,171)	--	(276,597)	(1,238,820)	(116,288)
(21,956,221)	(24,140,171)	--	(346,280)	(1,238,820)	(116,288)
10,272,248	18,416,279	(1,267,655)	6,517,175	(4,657,134)	7,157,605

48,147,659	18,248,238	121,271,709	11,551,345	(3,436,322)	16,095,476
434,054,773	415,806,535	294,534,826	35,381,233	38,817,555	22,722,079
$482,202,432	$434,054,773	$415,806,535	$46,932,578	$35,381,233	$38,817,555

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Mutual Funds
Statement of Changes in Net Assets – continued

	Mid Cap		Partner Mid Cap
	Growth Fund		Value Fund
	-------------------------------------------------------------------------------		----------------------------------------
For the periods ended	10/31/2005	10/31/2004	10/31/2005(a)

Operations
Net investment income/(loss)	$(2,600,471)	$(2,236,814)	$4,367
Net realized gains/(losses) on:
Investments	31,965,595	19,790,800	(24,740)
Futures contracts	--	--	--
Change in net unrealized appreciation/(depreciation) on:
Investments	12,770,569	(4,373,665)	56,762
Futures contracts	--	--	--

Net Change in Net Assets Resulting
From Operations	42,135,693	13,180,321	36,389

Distributions to Shareholders
From net investment income	--	--	---
From net realized gains	--	--	---

Total Distributions to Shareholders	--	--	--
Capital Stock Transactions	(31,100,335)	135,052,295	8,710,986

Net Increase/(Decrease) in Net Assets	11,035,358	148,232,616	8,747,375
Net Assets, Beginning of Period	305,841,194	157,608,578	--
Net Assets, End of Period	$316,876,552	$305,841,194	$8,747,375

		Mid Cap
		Index Fund-I
	--------------------------------------------------------------------------------------------------------------------------------
For the periods ended	10/31/2005	10/31/2004	4/30/2004

Operations
Net investment income/(loss)	$158,446	$44,578	$187,304
Net realized gains/(losses) on:
Investments	1,338,176	677,677	506,682
Written option contracts	--	--	--
Futures contracts	120,758	(84,037)	331,186
Foreign currency transactions	--	--	--
Change in net unrealized appreciation/(depreciation) on:
Investments	1,360,348	(102,653)	6,378,198
Written option contracts	--	--	--
Futures contracts	(12,031)	62,055	(79,901)
Foreign currency forward contracts	--	--	--
Foreign currency transactions	--	--	--

Net Change in Net Assets Resulting
From Operations	2,965,697	597,620	7,323,469

Distributions to Shareholders
From net investment income	(141,843)	--	(154,805)
From net realized gains	(571,863)	(467,289)	(157,900)
Distributions to Shareholders	(713,706)	(467,289)	(312,705)

Capital Stock Transactions	3,525,917	(14,551,273)	3,952,019

Net Increase/(Decrease) in Net Assets	5,777,908	(14,420,942)	10,962,783
Net Assets, Beginning of Period	17,304,091	31,725,033	20,762,250
Net Assets, End of Period	$23,081,999	$17,304,091	$31,725,033

(a) Since fund inception, June 30, 2005

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Mutual Funds
Statement of Changes in Net Assets – continued

	Mid Cap				Mid Cap
	Stock Fund				Index Fund
----------------------------------------------------------------------------------------------------------------------------				-----------------------------------------------------------------------------------------------------------------------------
10/31/2005	10/31/2004	4/30/2004		10/31/2005	10/31/2004	4/30/2004

$(274,356)	$(1,363,418)	$(3,091,481)		$360,456	$54,385	$10,879
134,136,943	21,612,698	101,122,677		3,732,411	1,353,353	(1,285,672)
--	--	--		232,117	(58,153)	340,280
45,435,232	25,354,479	103,766,562		4,391,973	156,219	10,510,433
--	--	--		(42,681)	91,365	(117,845)

179,297,819	45,603,759	201,797,758		8,674,276	1,597,169	9,458,075

--	--	--		(108,546)	(6,127)	--
--	--	--		(213,705)	--	--

--	--	--		(322,251)	(6,127)	--

(42,263,790)	(25,032,465)	(43,982,250)		4,892,420	3,710,149	2,482,345

137,034,029	20,571,294	157,815,508		13,244,445	5,301,191	11,940,420
865,682,468	845,111,174	687,295,666		49,201,648	43,900,457	31,960,037
$1,002,716,497	$865,682,468	$845,111,174		$62,446,093	$49,201,648	$43,900,457

Partner International			Large Cap		Large Cap
Stock Fund			Growth Fund		Value Fund
-------------------------------------------------------------------			----------------------------------------------------------------------		----------------------------------------------------------------------
10/31/2005	10/31/2004		10/31/2005	10/31/2004	10/31/2005	10/31/2004

$3,439,989	$372,965		$413,585	$160,019	$4,144,561	$1,251,638
13,023,132	13,990,559		9,003,137	5,125,171	22,216,587	9,791,413
--	--		24,309	(1,234)	--	--
--	--		--	--	--	--
(193,395)	(301,535)		--	--	--	--
30,276,003	15,758,984		3,510,871	915,659	9,200,693	34,221,215
--	--		1,717	(254)	--	--
--	--		--	--	--	--
(463)	32		--	--	--	--
(37,928)	24,368		--	--	--	--

46,507,338	29,845,373		12,953,619	6,199,361	35,561,841	45,264,266

(70,182)	(443,729)		(48,823)	(174,138)	(1,412,596)	(593,663)
--	--		--	--	--	--

(70,182)	(443,729)		(48,823)	(174,138)	(1,412,596)	(593,663)
59,168,144	166,050,634		54,917,459	62,352,317	22,956,913	243,757,165

105,605,300	195,452,278		67,822,255	68,377,540	57,106,158	288,427,768
276,350,952	80,898,674		110,199,876	41,822,336	329,068,518	40,640,750
$381,956,252	$276,350,952		$178,022,131	$110,199,876	$386,174,676	$329,068,518

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Mutual Funds
Statement of Changes in Net Assets – continued

		Large Cap
		Stock Fund
	--------------------------------------------------------------------------------------------------------------------------------------------------
For the periods ended	10/31/2005	10/31/2004	4/30/2004

Operations
Net investment income/(loss)	$34,129,181	$6,573,127	$10,386,310
Net realized gains/(losses) on:
Investments	123,150,939	286,553,358	219,961,752
Futures contracts	--	--	--
Change in net unrealized appreciation/(depreciation) on:
Investments	165,489,675	(236,804,674)	180,157,821
Futures contracts	--	--	--

Net Change in Net Assets Resulting
From Operations	322,769,795	56,321,811	410,505,883

Distributions to Shareholders
From net investment income	(22,365,685)	(3,389,488)	(10,819,813)
From net realized gains	--	(542,690,797)	--

Total Distributions to Shareholders	(22,365,685)	(546,080,285)	(10,819,813)
Capital Stock Transactions	(400,968,665)	1,192,614,013	(179,757,383)

Net Increase/(Decrease) in Net Assets	(100,564,555)	702,855,539	219,928,687
Net Assets, Beginning of Period	3,670,355,306	2,967,499,767	2,747,571,080
Net Assets, End of Period	$3,569,790,751	$3,670,355,306	$2,967,499,767

		Balanced
		Fund
	---------------------------------------------------------------------------------------------------------------------------------------
For the periods ended	10/31/2005	10/31/2004	4/30/2004

Operations
Net investment income/(loss)	$6,973,082	$3,188,375	$6,411,193
Net realized gains/(losses) on:
Investments	8,810,635	15,642,140	8,335,406
Written option contracts	64,682	--	--
Futures contracts	317,695	--	--
Foreign currency transactions	--	--	--
Change in net unrealized appreciation/(depreciation) on:
Investments	10,223,472	(9,983,878)	24,974,274
Futures contracts	30,318	--	--

Net Change in Net Assets Resulting
From Operations	26,419,884	8,846,637	39,720,873

Distributions to Shareholders
From net investment income	(7,582,902)	(3,487,872)	(7,235,059)
From net realized gains	(6,139,893)	--	--

Distributions to Shareholders	(13,722,795)	(3,487,872)	(7,235,059)
Capital Stock Transactions	(29,421,278)	(8,558,260)	(12,720,369)

Net Increase/(Decrease) in Net Assets	(16,724,189)	(3,199,495)	19,765,445
Net Assets, Beginning of Period	404,544,257	407,743,752	387,978,307
Net Assets, End of Period	$387,820,068	$404,544,257	$407,743,752

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Mutual Funds
Statement of Changes in Net Assets – continued

	Large Cap			Large Cap
	Index Fund			Index Fund-I
---------------------------------------------------------------------------------------------------------------------------			------------------------------------------------------------------------------------------------------------------------------------------------------------
10/31/2005	10/31/2004	4/30/2004	10/31/2005	10/31/2004	4/30/2004

$1,347,905	$389,002	$503,434	$512,038	$176,641	$345,673
877,706	492,596	246,671	911,105	245,771	(6,745,287)
89,515	19,391	286,596	11,100	(29,293)	349,276
4,418,451	904,766	6,407,598	1,069,786	358,709	12,547,918
(41,943)	54,931	(109,107)	(7,996)	20,698	(158,007)

6,691,634	1,860,686	7,335,192	2,496,033	772,526	6,339,573

(794,013)	(188,833)	(450,406)	(457,553)	--	(515,759)
--	--	--	--	--	--

(794,013)	(188,833)	(450,406)	(457,553)	--	(515,759)
12,105,671	17,156,773	19,470,000	10,348	(60,297)	(39,171,034)

18,003,292	18,828,626	26,354,786	2,048,828	712,229	(33,347,220)
76,342,237	57,513,611	31,158,825	29,431,534	28,719,305	62,066,525
$94,345,529	$76,342,237	$57,513,611	$31,480,362	$29,431,534	$28,719,305

High Yield				High Yield
Fund				Fund II
---------------------------------------------------------------------------			-------------------------------------------------------------------------------------------------------------------------------------------------------------------
10/31/2005	10/31/2004		10/31/2005	10/31/2004	4/30/2004

$46,798,750	$49,088,055		$9,920,829	$4,942,828	$9,535,903
7,625,983	(11,835,388)		1,009,632	(149,174)	6,892,386
--	--		--	--	--
--	--		--	--	--
--	191		--	--	--
(32,637,681)	31,248,076		(6,912,651)	4,209,626	(1,159,062)
--	--		--	--	--

21,787,052	68,500,934		4,017,810	9,003,280	15,269,227

(47,618,361)	(48,131,067)		(10,545,623)	(5,153,432)	(9,847,328)
--	--		--	--	--

(47,618,361)	(48,131,067)		(10,545,623)	(5,153,432)	(9,847,328)
(18,775,270)	(989,129)		(9,880,322)	163,613	13,020,493

(44,606,579)	19,380,738		(16,408,135)	4,013,461	18,442,392
646,239,022	626,858,284		149,046,743	145,033,282	126,590,890
$601,632,443	$646,239,022		$132,638,608	$149,046,743	$145,033,282

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Mutual Funds
Statement of Changes in Net Assets – continued

	Municipal
	Bond Fund
	-----------------------------------------------------------------------------------------------------
For the periods ended	10/31/2005	10/31/2004

Operations
Net investment income/(loss)	$55,654,717	$38,240,406
Net realized gains/(losses) on:
Investments	1,725,755	2,623,814
Written option contracts	--	--
Futures contracts	187,077	(1,917,486)
Change in net unrealized appreciation/(depreciation) on:
Investments	(30,369,797)	54,200,778
Futures contracts	602,136	(602,136)

Net Change in Net Assets Resulting
From Operations	27,799,888	92,545,376

Distributions to Shareholders
From net investment income	(55,956,597)	(38,169,175)
From net realized gains	--	(3,391,003)

Total Distributions to Shareholders	(55,956,597)	(41,560,178)
Capital Stock Transactions	4,526,315	583,808,626

Net Increase/(Decrease) in Net Assets	(23,630,394)	634,793,824
Net Assets, Beginning of Period	1,303,276,052	668,482,228
Net Assets, End of Period	$1,279,645,658	$1,303,276,052

	Limited Maturity
	Bond Fund
	------------------------------------------------------------------------------------------------
For the periods ended	10/31/2005	10/31/2004

Operations
Net investment income/(loss)	$4,762,411	$3,350,998
Net realized gains/(losses) on:
Investments	(919,586)	637,481
Written option contracts	28,995	(8,955)
Futures contracts	144,455	(396,237)
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,998,476)	(602,983)
Futures contracts	294,551	--

Net Change in Net Assets Resulting
From Operations	1,312,350	2,980,304

Distributions to Shareholders
From net investment income	(4,768,571)	(3,321,608)
From net realized gains	(309,277)	(1,091,859)

Distributions to Shareholders	(5,077,848)	(4,413,467)
Capital Stock Transactions	43,175,754	21,455,995
Net Increase/(Decrease) in Net Assets	39,410,256	20,022,832

Net Assets, Beginning of Period	131,337,560	111,314,728

Net Assets, End of Period	$170,747,816	$131,337,560

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Mutual Funds
Statement of Changes in Net Assets – continued

Income				Core Bond
Fund				Fund
------------------------------------------			----------------------------------------------------------------------------------------------------------------
10/31/2005	10/31/2004		10/31/2005	10/31/2004	4/30/2004

$25,879,473	$25,898,825		$19,010,872	$9,725,493	$20,621,761
4,958,463	12,124,623		36,223	(356,071)	10,761,715
193,543	21,701		237,429	--	--
459,013	(3,338,468)		1,318,169	--	--
(26,850,225)	(670,321)		(18,539,668)	7,999,604	(16,685,506)
281,386	941,051		(355,503)	--	--

4,921,653	34,977,411		1,707,522	17,369,026	14,697,970

(26,177,235)	(25,789,927)		(20,255,052)	(10,815,460)	(23,322,039)
--	--		--	(493,832)	--
(26,177,235)	(25,789,927)		(20,255,052)	(11,309,292)	(23,322,039)
(10,180,362)	(43,759,117)		(3,241,410)	(7,810,442)	(51,820,503)

(31,435,944)	(34,571,633)		(21,788,940)	(1,750,708)	(60,444,572)
629,611,942	664,183,575		506,718,985	508,469,693	568,914,265
$598,175,998	$629,611,942		$484,930,045	$506,718,985	$508,469,693

	Money Market
	Fund
------------------------------------------------------------------
10/31/2005	10/31/2004	4/30/2004

$20,514,325	$2,376,657	$1,596,921
--	--	--
--	--	--
--	--	--
--	--	--
--	--	--

20,514,325	2,376,657	1,596,921

(20,563,557)	(2,327,425)	(1,596,919)
--	--	--
(20,563,557)	(2,327,425)	(1,596,919)
10,868,079	556,713,345	(65,252,943)

10,818,847	556,762,577	(65,252,941)
935,372,779	378,610,202	443,863,143
$946,191,626	$935,372,779	$378,610,202

The accompanying notes to the financial statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS October 31, 2005

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987, and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust is divided into thirty separate series (the “Fund(s)”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, eighteen equity funds, seven fixed-income funds, and one money market fund. The Trust commenced operations on July 16, 1987.

Thrivent Real Estate Securities Fund and Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 of the Trust are presented under separate annual reports.

Prior to July 17, 2004, the Trust operated as The AAL Mutual Funds (AAL MF). Pursuant to a Reorganization Agreement and Plan of Reorganization (“Reorganization Agreement”) between The Lutheran Brotherhood Family of Funds (LB FOF) and AAL MF, several Funds of LB FOF merged with and into Funds of AAL MF at the close of business on July 16, 2004. Pursuant to a separate Reorganization Agreement between AAL MF and LB FOF, each of the other Funds of LB FOF merged with and into corresponding newly-created series of AAL MF at the close of business on July 16, 2004. Effective October 31, 2004, the Trust changed its fiscal year end from April 30 to October 31. Below is a table showing the new Thrivent Fund and the legacy fund.

Thrivent Technology Fund
Thrivent Partner Small Cap Value Fund
Thrivent Small Cap Stock Fund
Thrivent Small Cap Index Fund
Thrivent Mid Cap Growth Fund
Thrivent Mid Cap Stock Fund
Thrivent Mid Cap Index Fund-I
Thrivent Mid Cap Index Fund
Thrivent Partner International Stock Fund
Thrivent Large Cap Growth Fund
Thrivent Large Cap Value Fund
Thrivent Large Cap Stock Fund
Thrivent Large Cap Index Fund-I
Thrivent Large Cap Index Fund
Thrivent Balanced Fund
Thrivent High Yield Fund
Thrivent Partner High Yield Fund
Thrivent Municipal Bond Fund
Thrivent Income Fund
Thrivent Core Bond Fund
Thrivent Limited Maturity Bond Fund
Thrivent Money Market Fund

The AAL Technology Stock Fund
The AAL Small Cap Value Fund
The AAL Small Cap Stock Fund
The AAL Small Cap Index Fund II
Lutheran Brotherhood Mid Cap Growth Fund[1]
The AAL Mid Cap Stock Fund
The AAL Mid Cap Index Fund
The AAL Mid Cap Index Fund II
The AAL International Fund[2]
The AAL Aggressive Growth Fund[3]
The AAL Equity Income Fund[4]
The AAL Capital Growth Fund[5]
The AAL Large Company Index Fund
The AAL Large Company Index Fund II
The AAL Balanced Fund
Lutheran Brotherhood High Yield Fund
The AAL High Yield Bond Fund
The AAL Municipal Bond Fund[6]
Lutheran Brotherhood Income Fund
The AAL Bond Fund
Lutheran Brotherhood Limited Maturity Bond Fund
The AAL Money Market Fund[7]

[1]	Merged with Lutheran Brotherhood Opportunity Growth Fund
[2]	Merged with Lutheran Brotherhood World Growth Fund
[3]	Merged with Lutheran Brotherhood Growth Fund
[4]	Merged with Lutheran Brotherhood Value Fund
[5]	Merged with Lutheran Brotherhood Fund
[6]	Merged with Lutheran Brotherhood Municipal Bond Fund
[7]	Merged with Lutheran Brotherhood Money Market Fund

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS

As of October 31, 2005

On July 17, 2004 the following Funds acquired through tax free exchanges all of the net assets and net unrealized appreciation or depreciation of the acquired Fund:

		Outstanding		Shares	Unrealized Appreciation/
		Shares of	Net Assets of	Issued by	(Depreciation) of
Acquiring Fund	Acquired Fund	Acquired Fund	Acquired Fund	Acquiring Fund	Acquired Fund

Mid Cap	LB Opportunity
Growth Fund*	Growth Fund	15,916,199	$140,117,176	11,545,001	$2,295,095
Partner International
Stock Fund Fund	LB World Growth Fund*	9,576,975	86,295,366	9,811,582	2,683,665
Large Cap Growth Fund	LB Growth Fund*	4,928,868	53,282,955	12,348,341	(893,310)
Large Cap Value Fund	LB Value Fund*	3,752,553	50,104,348	3,968,919	4,555,512
Large Cap Stock Fund*	LB Fund	44,071,679	814,761,994	35,283,353	(1,853,975)
Municipal Bond Fund	LB Municipal Bond Fund*	72,413,184	646,617,936	57,069,575	54,408,935
Money Market Fund*	LB Money Market Fund	457,969,043	457,969,041	457,969,043	N/A

*Denotes Accounting Survivor

The Trust offers three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective distribution expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee (0.125% for the Money Market Fund) and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, excluding the Limited Maturity Bond Fund and the Money Market Fund. Class B shares were offered at net asset value and a 1.00% annual 12b-1 fee (0.25% for the Limited Maturity Bond Fund and 0.875% for the Money Market Fund). In addition, Class B shares have a maximum contingent deferred sales charge of 5.00% . The contingent deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Effective October 16, 2004, the Trust no longer offers Class B shares for sale.

The following Funds have all three classes of shares: Technology Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Balanced Fund, High Yield Fund, High Yield Fund II, Municipal Bond Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund. Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Small Cap Growth Fund and Partner Mid Cap Value Fund offer Class A and Class I shares. Small Cap Index Fund,

Mid Cap Index Fund and Large Cap Index Fund offer Class A shares only. Mid Cap Index Fund-I and Large Cap Index Fund-I offer only Institutional Class shares.

At a meeting held on May 23, 2005, the Board of Trustees of Thrivent Mutual Funds voted to liquidate Thrivent Bond Index Fund-I effective August 31, 2005. As a result, the Fund was liquidated on August 31, 2005.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS

As of October 31, 2005

(2) SIGNIFICANT ACCOUNTING POLICIES -- continued

by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Mutual Funds are valued at the Net Asset Value at the close of each business day.

For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund and advisor follow procedures necessary to maintain a constant net asset value of $1.00 per share.

All securities for which market values are not readily available are appraised at fair value as determined in good faith under the direction of the Board of Trustees. As of October 31, 2005, three securities in the High Yield Fund and four securities in the High Yield Fund II were valued at fair value, which represented 0.05% and 0.00%, respectively, of each Fund’s net assets.

Fair Valuation of International Securities -- Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Fund, under the supervision of the Board of Trustees, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Trustees has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

(B) Foreign Currency Translation -- The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Trust treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts -- In connection with purchases and sales of securities denominated in foreign currencies, all Funds except the Money Market Fund may enter into forward currency contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterpar-ties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the year ended October 31, 2005, the Partner International Stock Fund engaged in this type of investment.

(D) Foreign Denominated Investments -- Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes -- No provision has been made for income taxes because the Funds’ policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS

As of October 31, 2005

(F) Income and Expenses -- Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-spe-cific and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Custody Earnings Credit -- The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders -- Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Dividends from the High Yield, High Yield Fund II, Municipal Bond Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund are declared daily and paid monthly. Dividends from the Money Market Fund also include any short-term net realized gains or losses on the sale of securities. Dividends from the Moderate Allocation Fund, Moderately Conservative Allocation Fund and Balanced Fund are declared and paid quarterly. Dividends from the following funds are declared and paid annually: Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Technology Fund, Partner Small Cap Growth Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Small Cap Index Fund, Mid Cap Growth Fund, Partner Mid Cap Value Fund, Mid Cap Stock Fund, Mid Cap Index Fund, Mid Cap Index Fund-I, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Large Cap Index Fund and Large Cap Index Fund-I.

(I) Options -- All Funds except the Money Market Fund may buy put and call options and write covered put and call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. During the year ended October 31, 2005, the Large Cap Growth, Balanced, Income, Core Bond, and Limited Maturity Bond Funds engaged in this type of investment.

(J) Financial Futures Contracts -- Certain Funds may use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are pledged to the broker. Additional securities held by the Funds may be earmarked as collateral for open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. During the year ended October 31, 2005, the Small Cap Index Fund, Mid Cap Index Fund, Mid Cap Index Fund-I, Large Cap Index Fund, Large Cap Index Fund-I, Balanced, Municipal Bond, Income Fund, Core Bond and Limited Maturity Bond Fund engaged in this type of investment.

(K) Mortgage Dollar Roll Transactions -- Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by

THRIVENT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
As of October 31, 2005

(2) SIGNIFICANT ACCOUNTING POLICIES -- continued

brokers offered as an inducement to the Funds to “roll over” their purchase commitments. The Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund earned $595,273, $1,083,252, $2,168,273 and $405,754, respectively, from such fees for the year ended October 31, 2005.

(L) Securities Lending -- The Trust has entered into Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street Bank”). The Agreement authorizes State Street Bank to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates and other securities lending expenses, are included in Income from Securities Loaned on the Statement of Operations. As payment for its services, State Street Bank receives a portion of the fee income and earnings on the collateral. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Fund could lose money. The Agreement grants and transfers to State Street Bank a lien upon collateralized assets in the possession of State Street Bank. As of October 31, 2005, all Funds except the Aggressive Allocation Fund, the Moderately Aggressive Allocation Fund, the Moderate Allocation Fund, the Moderately Conservative Allocation Fund, the Municipal Bond Fund and the Money Market Fund had securities on loan. The value of securities on loan is as follows:

Securities
Fund	on Loan

Technology Fund	$ 5,564,785
Partner Small Cap Growth Fund	2,148,096
Partner Small Cap Value Fund	13,762,163
Small Cap Stock Fund	73,707,600
Small Cap Index Fund	10,669,342
Mid Cap Growth Fund	49,952,259
Partner Mid Cap Value Fund	405,085
Mid Cap Stock Fund	149,668,102
Mid Cap Index Fund	10,470,361
Mid Cap Index Fund-I	3,630,189

Securities
Fund	on Loan

Partner International Stock Fund	$56,560,269
Large Cap Growth Fund	6,514,513
Large Cap Value Fund	13,501,682
Large Cap Stock Fund	57,923,009
Large Cap Index Fund	3,888,190
Large Cap Index Fund-I	407,345
Balanced Fund	41,939,179
High Yield Fund	78,093,660
High Yield Fund II	21,419,166
Income Fund	59,043,102
Core Bond Fund	45,750,437
Limited Maturity Bond Fund	10,490,317

(M) When-Issued and Delayed Delivery Transactions

-- Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(N) Credit Risk -- The Funds may be susceptible to credit risk to the extent an issuer defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers. Interest receivables on defaulted securities are monitored for ability to collect payments in default and are adjusted accordingly.

(O) Accounting Estimates -- The preparation of finan-cial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the finan-cial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS

As of October 31, 2005

(P) Loss Contingencies -- Thrivent High Yield Fund received a dividend in the amount of $37,188 from Global Crossings within 90 days of Global Crossings’ filing for bankruptcy. A preference action has been filed and it is possible that the Fund will be required to surrender the dividend back to the bankruptcy estate. This loss contingency has not been accrued as a liability because the amount to be surrendered can not be reasonably estimated.

(Q) Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees -- The Trust has entered into an Investment Advisory Agreement with Thrivent Investment Management Inc. (Thrivent Investment Mgt.), (“the Adviser”). Thrivent Investment Mgt. is a wholly owned subsidiary of Thrivent Financial for Lutherans (Thrivent Financial). Under the Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:

(M - Millions)	$0 to	$50 to	$100 to	$200 to	$250 to	$500 to	$750 to	$1,000 to	$2,000 to	$2,500 to	Over
Fund	$50M	$100M	$200M	$250M	$500M	$750M	$1,000M	$2,000M x	$5,000M	$5,000M	$5,000M

Aggressive Allocation
Fund	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Aggressive
Allocation Fund	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderate Allocation
Fund	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Conservative
Allocation Fund	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Technology Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Partner Small Cap
Growth Fund	0.90%	0.90%	0.90%	0.90%	0.90%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Partner Small Cap
Value Fund	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Small Cap Stock Fund	0.70%	0.70%	0.70%	0.65%	0.65%	0.65%	0.65%	0.60%	0.60%	0.55%	0.525%
Small Cap Index Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Mid Cap Growth Fund	0.45%	0.45%	0.40%	0.40%	0.35%	0.30%	0.30%	0.25%	0.25%	0.25%	0.25%
Partner Mid Cap
Value Fund	0.75%	0.75%	0.75%	0.75%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Mid Cap Stock Fund	0.70%	0.70%	0.70%	0.65%	0.65%	0.65%	0.65%	0.60%	0.60%	0.55%	0.525%
Mid Cap Index Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Mid Cap Index Fund-I	0.25%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Partner International
Stock Fund	0.65%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Large Cap Growth Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.70%	0.70%	0.65%	0.65%	0.60%	0.575%
Large Cap Value Fund	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Large Cap Stock Fund	0.65%	0.65%	0.65%	0.65%	0.65%	0.575%	0.575%	0.50%	0.475%	0.45%	0.425%
Large Cap Index Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Large Cap Index Fund-I	0.25%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%
Balanced Fund	0.55%	0.55%	0.55%	0.55%	0.55%	0.50%	0.50%	0.475%	0.475%	0.45%	0.425%
High Yield Fund	0.40%	0.40%	0.40%	0.40%	0.40%	0.35%	0.35%	0.30%	0.30%	0.30%	0.30%
High Yield Fund II	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Municipal Bond Fund	0.45%	0.45%	0.45%	0.45%	0.45%	0.40%	0.40%	0.35%	0.35%	0.325%	0.30%
Income Fund	0.35%	0.35%	0.35%	0.35%	0.35%	0.325%	0.325%	0.30%	0.30%	0.30%	0.30%
Core Bond Fund	0.45%	0.45%	0.45%	0.45%	0.45%	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%
Limited Maturity
Bond Fund	0.30%	0.30%	0.30%	0.30%	0.30%	0.275%	0.275%	0.25%	0.25%	0.25%	0.25%
Money Market Fund	0.50%	0.50%	0.50%	0.50%	0.50%	0.40%	0.35%	0.325%	0.325%	0.30%	0.275%

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2005

(3) FEES AND COMPENSATION PAID TO AFFILIATES -- continued

The Fund has entered into subadvisory agreements with Turner Investment Partners, Inc. (“Turner”) and Transamerica Investment Management LLC (“Transamerica”) for the performance of subadvisory services for the Partner Small Cap Growth Fund. Effective August 4, 2005, Transamerica acquired Westcap Investors LLC. The fee payable is equal to 0.65% and 0.50% of average daily net assets subadvised by Turner and Transamerica, respectively.

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for performance of sub-advisory services for the Partner Small Cap Value Fund. The subadvisory fee, which is paid by the Adviser from its advisory fee, is 0.60% of average daily net assets.

The Fund has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“Goldman Sachs”) for the performance of subadvisory services for the Partner Mid Cap Value Fund. The fee payable is equal to 0.50% of average daily net assets for the first $250 million and 0.45% for assets over $250 million. For purposes of determining breakpoints for the assets managed by Goldman Sachs, assets managed by Goldman Sachs in the Partner Mid Cap Value Portfolio of Thrivent Series Fund, Inc. will be included in determining average daily net assets.

The adviser has entered into a subadvisory agreement with Mercator Asset Management, LP (“Mercator”) and T. Rowe Price International, Inc. (“Price International”) for the performance of subadvisory services for the Partner International Stock Fund. The fee payable is equal to 0.47% of average daily net assets subadvised by Mercator. For assets subadvised by Price International, the fee payable is equal to 0.75% of the first $20 million, 0.60% of the next $30 million, and 0.50% of the next $150 million of average daily net assets, with the fee for all of the assets subadvised by Price International 0.50% and 0.45% when assets exceed $200 million and $500 million, respectively. For purposes of determining breakpoints for the assets managed by Price International, assets managed by Price International in the Partner International Stock Portfolio of Thrivent Series Fund, Inc. will be included in determining average daily net assets.

As of October 31, 2005, the following voluntary and contractual expense reimbursements were in effect:

	Voluntary/			Institutional	Expiration
Fund	Contractual	Class A	Class B	Class	Date

Aggressive Allocation	Contractual	0.74%	N/A	0.74%	6/30/06
Moderately Aggressive Allocation	Contractual	0.59%	N/A	0.59%	6/30/06
Moderate Allocation	Contractual	0.63%	N/A	0.63%	6/30/06
Moderately Conservative Allocation	Contractual	0.87%	N/A	0.87%	6/30/06
Technology	Voluntary	0.50%	1.00%	--	N/A
Partner Small Cap Growth	Contractual	0.80%	N/A	0.80%	6/30/06
Partner Small Cap Value	Voluntary	0.50%	0.50%	0.50%	N/A
Small Cap Index	Contractual	0.95%	N/A	N/A	2/28/06
Partner Mid Cap Value	Contractual	0.90%	N/A	0.90%	6/30/06
Partner Mid Cap Value	Voluntary	0.80%	N/A	0.80%	N/A
Mid Cap Index	Contractual	0.90%	N/A	N/A	2/28/06
Large Cap Growth	Contractual	0.80%	0.80%	0.80%	12/31/05
Large Cap Index	Contractual	0.60%	N/A	N/A	2/28/06
High Yield II	Contractual	0.16%	0.16%	0.16%	12/31/05
Money Market	Contractual	0.10%	0.10%	0.10%	12/31/05

As of October 15, 2004 all Class B shares net operating expenses are limited to the following percentage of daily net assets of Class B shares: Technology Fund, 3.34%; Partner Small Cap Value Fund, 2.63%; Small Cap Stock Fund, 2.43%; Mid Cap Growth Fund, 2.31%; Mid Cap Stock Fund, 2.39%; Partner International Stock Fund, 2.79%; Large Cap Growth Fund, 2.55%; Large Cap Value Fund, 2.21%; Large Cap Stock Fund, 2.24%; Balanced Fund, 2.06%; High Yield Fund, 1.73%; High Yield Fund II, 2.30%; Municipal Bond Fund, 1.50%; Income Fund, 1.67%; Core Bond Fund, 1.95%; Limited Maturity Bond Fund, 0.89%; and Money Market Fund, 1.95% . These reimbursements will be in effect as long as assets remain in the B shares.

Class B share expenses were voluntarily reimbursed to limit expenses to 2.75% of average daily net assets for Technology Fund and Partner International Stock Fund. These voluntary expense reimbursements may be discontinued at any time. Additionally, Small Cap Index Fund, Mid Cap Index Fund and Large Cap Index Fund’s net operating expenses are contractually reimbursed to limit expenses to 0.95%, 0.90% and 0.60%, respectively. This contractual agreement expires February 28, 2006.

THRIVENT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS

As of October 31, 2005

Each non-money market Fund may invest cash in the Money Market Fund, subject to certain limitations. During the year ended October 31, 2005 all funds with the exception of the Municipal Bond Fund invested in the Money Market Fund. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Investment Mgt. reimburses an amount equal to the smaller of the amount of the advisory fee for that Fund or the amount of the advisory fee which is charged to the Fund for its investment in Thrivent Money Market Fund.

(B) Distribution Plan -- Thrivent Investment Mgt. is also the Trust’s distributor. The Trust has adopted a Distribution Plan (“the Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Class A shares have a Rule 12b-1 fee of 0.25% (0.125% for the Money Market Fund) of average net assets. Class B Shares have a Rule 12b-1 fee of 1.0% (0.25% for the Limited Maturity Bond Fund and 0.875% for the Money Market Fund) of average net assets.

(C) Sales Charges and Other Fees -- For the year ended October 31, 2005, Thrivent Investment Mgt. received $12,465,022 of aggregate underwriting concessions from the sales of the Trust’s Class A and B shares and aggregate contingent deferred sales charges of $684,559 from redemptions of Class A and Class B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statement of any of the Funds.

The Trust has entered into an accounting services agreement with Thrivent Financial pursuant to which Thrivent Financial provides certain accounting personnel and services. For the year ended October 31, 2005, Thrivent Financial received aggregate fees for accounting personnel and services of $1,266,412 from the Trust.

The Trust has entered into an agreement with Thrivent Investment Mgt. to provide certain administrative personnel and services to the Funds. For the year ended October 31, 2005, Thrivent Investment Mgt. received aggregate fees for administrative personnel and services of $2,278,239 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (Thrivent Investor Services) to provide the Funds with transfer agent services. For the year ended October 31, 2005, Thrivent Investor Services received $19,781,171 for transfer agent services from the Trust.

Each Trustee is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Trustees not participating in the above plan received $211,709 in fees from the Trust for the year ended October 31, 2005. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent trustees of the Funds are officers and directors of Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Funds.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

	Accumulated	Accumulated
	Net Investment	Net Realized
Fund	Income/(Loss)	Gain/(Loss)	Trust Capital

Aggressive Allocation	$22,830	$(209)	$ (22,621)
Moderately Aggressive
Allocation	10,596	--	(10,596)
Moderate Allocation	10,639	--	(10,639)
Moderately Conservative
Allocation	9,764	--	(9,764)
Technology	202,682	--	(202,682)
Partner Small Cap Growth	42,308	--	(42,308)
Partner Small Cap Value	(134,175)	134,175	--
Small Cap Stock	2,053,487	(4,353,487)	2,300,000
Small Cap Index	(19,794)	19,672	122
Mid Cap Growth	2,597,170	16,777	(2,613,947)
Partner Mid Cap Value	9,860	--	(9,860)
Mid Cap Stock	(140,122)	(3,859,878)	4,000,000

THRIVENT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
As of October 31, 2005

(4) TAX INFORMATION -- continued
	Accumulated Accumulated
	Net Investment	Net Realized
Fund	Income/(Loss) Gain/(Loss)		Trust Capital

Mid Cap Index	$ (18,407)	$ 18,407	$--
Mid Cap Index-I	(9,824)	9,824	--
Partner International
Stock	(86,339)	81,046	5,293
Large Cap Growth	(5,017)	(272)	5,289
Large Cap Value	(18,819)	18,819	--
Large Cap Stock	(237,657)	237,657	--
Large Cap Index	(9,126)	9,126	--
Large Cap Index-I	(4,393)	4,393	--
Balanced	338,842	(338,842)	--
High Yield	(15,357)	15,357	--
High Yield II	578,706	(578,706)	--
Income	105,491	(105,491)	--
Core Bond	1,132,300	(1,132,300)	--
Limited Maturity Bond	(16,667)	16,667	--

At October 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term
Fund	Income	Capital Gain

Moderately Aggressive
Allocation	$56,187	$--
Moderate Allocation	76,956	--
Moderately Conservative
Allocation	64,108	--
Partner Small Cap Value	4,348,173	2,019,596
Small Cap Stock	1,465,120	47,107,147
Small Cap Index	243,244	709,177
Partner Mid Cap Value	14,526	--
Mid Cap Stock	26,921,159	74,603,326
Mid Cap Index	625,239	3,626,758
Mid Cap Index - I	242,810	1,424,649
Partner International Stock	4,469,314	--
Large Cap Growth	362,247	--
Large Cap Value	3,603,876	5,697,791
Large Cap Stock	28,604,295	22,386,737
Large Cap Index	917,510	88,425
Large Cap Index-I	338,547	--
Balanced	8,884,341	1,409,462
High Yield	168,212	--
High Yield II	347,861	--
Municipal Bond	1,687	--
Core Bond	136,945	--
Limited Maturity Bond	18,073	--
Money Market	38,451	--

*Municipal Bond Fund undistributed ordinary income is primarily exempt from federal income taxes.

At October 31, 2005, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

	Capital Loss	Expiration
Fund	Carryover	Year

Technology	$11,583,446	2009
	13,695,973	2010
	1,279,762	2011
	1,471,537	2012
	------------------
	$28,030,718
	===========
Partner Small Cap Growth	$152,835	2013
	===========
Mid Cap Growth	$1,054,796	2008
	25,424,814	2009
	6,613,531	2010
	816,607	2011
	------------------
	$33,909,748
	===========
Partner Mid Cap Value	$ 16,433	2013
	===========
Partner International Stock	$11,487,548	2009
	55,324,117	2010
	------------------
	$66,811,665
	===========
Large Cap Growth	$13,967,185	2009
	7,054,293	2010
	------------------
	$21,021,478
	===========
Large Cap Value	$ 371	2009
	4,140,620	2010
	------------------
	$4,140,991
	===========
Large Cap Stock	$101,905,599	2009
	45,072,180	2010
	------------------
	$146,977,779
	===========
Large Cap Index-I	$ 2,317,791	2010
	1,730,425	2011
	------------------
	$4,048,216
	===========
High Yield	$18,998,975	2007
	15,133,980	2008
	125,418,013	2009
	223,628,596	2010
	90,973,334	2011
	11,792,481	2012
	1,037,644	2013
	------------------
	$486,983,023
	===========
High Yield II	$ 37,943,618	2008
	14,003,544	2009
	12,668,032	2010
	324,797	2012
	------------------
	$64,939,991
	===========

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2005

	Capital Loss	Expiration
Fund	Carryover	Year

Municipal Bond	$7,491,802	2007

	328,490	2009

	545,473	2012
	------------------
	$8,365,765
	================

Income	$7,036,690	2008

	17,362,752	2010
	------------------
	$ 24,399,442
	================

Core Bond	$1,246,299	2012

	1,300,054	2013
	------------------
	$2,546,353
	================

Limited Maturity Bond	$691,482	2013
	================

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Of the capital loss carryovers attributable to Mid Cap Growth Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, and Large Cap Stock Fund, the following amounts were obtained as a result of the reorganization, as described in Note 1, with LB Opportunity Growth Fund, LB World Growth Fund, LB Growth Fund, LB Value Fund, and LB Fund, respectively:

	Capital Loss	Expiration
Fund	Carryover	Year

Mid Cap Growth	$1,054,796	2008

	25,424,814	2009

	6,613,531	2010
	------------------
	$33,093,141
	==============

Partner International Stock	$ 10,283,536	2009

	8,815,509	2010
	------------------
	$ 19,099,045
	==============

Large Cap Growth	$5,251,123	2009

	4,875,278	2010
	------------------
	$10,126,401
	==============

Large Cap Value	$371	2009

		2010
	------------------
	$4,140,991
	==============

Large Cap Stock	$101,905,599	2009

	45,072,180	2010
	------------------
	$146,977,779
	==============

Capital loss carryovers of $2,574,494, $31,301,966, $29,154,968, $12,253,806, $8,527,006, $16,707,799, $40,663,321, $925,276, $823,378, $620,017, $2,099,433, and $5,048,728 were utilized by Technology Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Large Cap Index Fund, Large Cap Index Fund-I, High Yield Fund II, Municipal Bond Fund, and Income Fund.

The tax character of distributions paid during the year ended October 31, 2005, period ended October 31, 2004, and year ended April 30, 2004 was as follows:

		Ordinary Income			Long-Term Capital Gain
Fund	10/31/05	10/31/04	04/30/04	10/31/05	10/31/04	04/30/04

Moderate Allocation	$85,097	N/A	N/A	$--	N/A	N/A
Moderately Conservative
Allocation	54,808	N/A	N/A	--	N/A	N/A
Partner Small Cap Value	2,449,833	$ 294,930	$--	8,542,961	$ 1,354,118	$ --
Small Cap Stock	4,506,150	12,732,466	--	17,450,071	11,407,705	--
Small Cap Index	69,683	--	--	276,597	1,238,820	116,288
Mid Cap Index	108,546	6,127	--	213,705	--	--
Mid Cap Index-I	141,843	72,377	212,516	571,863	394,912	100,189
Large Cap Stock	22,365,685	5,698,855	10,819,813	--	540,381,430	--
Large Cap Index	794,013	188,833	450,406	--	--	--
Large Cap Index-I	457,553	--	515,759	--	--	--
Balanced	7,582,902	3,487,872	7,235,059	6,139,893	--	--
High Yield II	10,545,623	5,153,432	9,847,328	--	--	--
Core Bond	20,255,052	10,815,460	23,322,039	--	493,832	--
Money Market	20,563,557	2,327,425	1,596,919	--	--	--

239

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2005

(4) TAX INFORMATION -- continued

The tax character of distributions paid during the years ended October 31, 2005 and 2004 was as follows:

	Tax-Exempt Income		Ordinary Income		Long-Term Capital Gain
Fund	10/31/05	10/31/04	10/31/05	10/31/04	10/31/05	10/31/04

Partner International Stock	$--	$--	$70,182	$443,729	$--	$--
Large Cap Growth	--	--	48,823	174,138	--	--
Large Cap Value	--	--	1,412,596	593,663	--	--
High Yield	--	--	47,618,361	48,131,067	--	--
Municipal Bond	55,585,203	38,117,266	371,394	51,909		3,391,003
Income	--	--	26,177,235	25,789,927	--	--
Limited Maturity Bond	--	--	4,768,519	4,036,301	309,329	377,166

At October 31, 2005, the gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

				Net Unrealized
	Federal	Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

Aggressive Allocation	$ 29,190,088	$ 218,536	$ (21,151)	$ 197,385
Moderately Aggressive Allocation	65,693,720	319,741	(150,253)	169,488
Moderate Allocation	78,987,576	310,921	(279,956)	30,965
Moderately Conservative Allocation	33,702,869	98,877	(147,166)	(48,289)
Technology	58,514,460	5,568,532	(9,715,166)	(4,146,634)
Partner Small Cap Growth	14,996,207	978,244	(509,987)	468,257
Partner Small Cap Value	102,257,769	14,805,776	(4,353,807)	10,451,969
Small Cap Stock	492,409,961	92,788,527	(11,778,808)	81,009,719
Small Cap Index	46,720,308	14,369,423	(2,571,391)	11,798,032
Mid Cap Growth	338,210,490	43,639,179	(9,688,428)	33,950,751
Partner Mid Cap Value	9,389,489	314,417	(265,962)	48,455
Mid Cap Stock	1,035,628,250	168,584,562	(23,714,405)	144,870,157
Mid Cap Index	63,155,021	13,901,638	(3,483,796)	10,417,842
Mid Cap Index-I	22,362,311	5,571,176	(880,908)	4,690,268
Partner International Stock	397,441,201	49,879,094	(7,949,020)	41,930,074
Large Cap Growth	183,071,347	12,441,671	(7,921,081)	4,520,590
Large Cap Value	351,164,897	57,170,949	(10,819,093)	46,351,856
Large Cap Stock	2,910,588,607	802,252,984	(64,574,267)	737,678,717
Large Cap Index	97,402,099	11,523,252	(9,866,071)	1,657,181
Large Cap Index-I	31,189,700	4,881,785	(4,182,149)	699,636
Balanced	458,586,710	25,643,604	(13,438,594)	12,205,010
High Yield	677,373,073	16,955,650	(18,879,808)	(1,924,158)
High Yield II	154,017,799	2,448,119	(2,582,475)	(134,356)
Municipal Bond	1,173,577,050	91,113,031	(2,475,705)	88,637,326
Income	740,552,441	4,458,508	(12,561,675)	(8,103,167)
Core Bond	679,261,269	493,651	(9,196,988)	(8,703,337)
Limited Maturity Bond	199,411,808	403,032	(2,270,162)	(1,867,130)
Money Market	940,775,277	--	--	--

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2005

(5) DISTRIBUTIONS BY CLASS

Distributions to shareholder, by class, for the year ended October 31, 2005, the period or year ended October 31, 2004 and the year ended April 30, 2004, were as follows:

			Net Investment Income
	-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	For the year ended,			For the year ended,
	October 31, 2005			October 31, 2004
	------------------------------------------------------------			------------------------------------------------------------
			Institutional			Institutional
Fund	Class A	Class B	Class	Class A	Class B	Class
--------------------------------------------------	----------------	----------------	----------------	----------------	----------------	----------------
Moderate Allocation Fund	$ 84,047	$ N/A	$ 1,050	$ N/A	$ N/A	$ N/A
Moderately Conservative Allocation Fund	53,752	N/A	1,056	N/A	N/A	N/A
Partner International Stock Fund	52,742	--	17,440	303,032	--	140,697
Large Cap Growth Fund	41,063	--	7,760	141,682	--	32,456
Large Cap Value Fund	1,266,086	--	146,510	476,584	33,419	83,660
High Yield Fund	44,855,146	1,884,350	878,865	44,927,119	2,384,261	819,687
Municipal Bond Fund	54,576,418	1,139,478	240,701	36,988,547	1,019,225	161,403
Income Fund	23,801,098	757,982	1,618,155	23,668,888	892,216	1,228,823
Limited Maturity Bond Fund	4,214,827	66,216	487,528	2,809,251	118,669	393,688

	For the year ended,			For the six months ended,
	October 31, 2005			October 31, 2004
	-----------------------------------------------------------------------------------------------			-----------------------------------------------------------------------------------------------
			Institutional			Institutional
Fund	Class A	Class B	Class	Class A	Class B	Class
--------------------------------------------------	----------------	----------------	----------------	----------------	----------------	----------------
Partner Small Cap Value Fund	$60,956	--	$60,758	$--	$--	$--
Small Cap Index Fund	69,683	N/A	N/A	--	--	N/A
Mid Cap Index Fund	108,546	N/A	N/A	6,127	--	N/A
Mid Cap Index Fund-I	N/A	N/A	141,843	N/A	N/A	--
Large Cap Stock Fund	21,399,610	--	966,075	3,233,249	--	156,199
Large Cap Index Fund	794,013	N/A	N/A	188,833	--	N/A
Large Cap Index Fund-I	N/A	N/A	457,553	N/A	N/A	--
Balanced Fund	5,092,320	126,181	2,364,401	2,267,009	59,233	1,161,630
High Yield Fund II	9,905,335	313,008	327,280	4,825,734	180,843	146,855
Core Bond Fund	18,189,070	370,854	1,695,128	9,763,845	220,552	831,063
Money Market Fund	13,834,725	39,585	6,689,247	1,569,788	4,887	752,750

	For the year ended,
	April 30, 2004
	------------------------------------------------------------------------------------------------------
			Institutional
Fund	Class A	Class B	Class
--------------------------------------------------	----------------	----------------	----------------
Large Cap Stock Fund	$10,195,390	--	$ 624,423
Large Cap Index Fund	450,406	--	N/A
Balanced Fund	4,643,481	143,357	2,448,221
High Yield Fund II	9,192,442	384,178	270,708
Core Bond Fund	21,399,539	454,489	1,468,011
Money Market Fund	976,431	1,593	618,895

241

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2005

(5) DISTRIBUTIONS BY CLASS -- continued

				Net Realized Gains
		------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
		For the year ended,			For the year ended,
		October 31, 2005			October 31, 2004
		-----------------------------------------------------------------------------------------------------------------------------			----------------------------------------------------------------------------------------------------------------------------------------------------------------------------
				Institutional			Institutional
Fund		Class A	Class B	Class	Class A	Class B	Class
--------------------------------------------------		----------------	----------------	----------------	----------------	----------------	----------------

Municipal Bond Fund		$--	$--	$--	$3,259,485	$118,588	$12,930

Limited Maturity Bond		282,527	4,817	21,933	891,977	58,322	141,560

		For the year ended,			For the six months ended,
		October 31, 2005			October 31, 2004
		------------------------------------------------------------------------------------------------------------------------------------			------------------------------------------------------------------------------------------------------------------------------------
				Institutional			Institutional
Fund		Class A	Class B	Class	Class A	Class B	Class
--------------------------------------------------		----------------	----------------	----------------	----------------	----------------	----------------

Partner Small Cap Value Fund		$8,343,475	$713,424	$1,814,181	$1,273,313	$115,143	$260,592

Small Cap Stock Fund		20,078,791	1,326,981	550,449	21,984,118	1,544,318	611,735

Small Cap Index Fund		276,597	N/A	N/A	1,238,820	--	N/A

Mid Cap Index Fund		213,705	N/A	N/A	--	--	N/A

Mid Cap Index Fund-I		N/A	N/A	571,863	N/A	N/A	467,289

Large Cap Stock Fund		--	--	--	513,070,734	14,025,778	15,594,285

Balanced Fund		4,255,139	257,863	1,626,891	--	--	--

Core Bond Fund		--	--	--	446,614	13,140	34,078

		For the year ended,
		April 30, 2004
		------------------------------------------------------------------------------------------------------------------
				Institutional
Fund		Class A	Class B	Class
--------------------------------------------------		----------------	----------------	----------------

Small Cap Index Fund		$103,953	$12,335	$--

(6) SECURITY TRANSACTIONS					In thousands

			Fund		Purchases	Sales

(A) Purchases and Sales of Investment Securities --			Mid Cap Growth Fund		$450,779	$483,648
For the year ended October 31, 2005, the cost of purchases and			Partner Mid Cap Value Fund		9,234	967
the proceeds from sales of investment securities other than			Mid Cap Stock Fund		875,887	923,601
U.S. Government and short-term securities were as follows:			Mid Cap Index Fund			13,108
					17,166

			Mid Cap Index Fund-I		10,628	7,859
	In thousands

			Partner International Stock Fund		191,380	135,123
Fund	Purchases	Sales

			Large Cap Growth Fund		202,436	146,176
Aggressive Allocation Fund	$ 28,953	$351
			Large Cap Value Fund		203,077	186,955
Moderately Aggressive
			Large Cap Stock Fund		1,628,291	2,221,456
Allocation Fund	64,996	1,287
			Large Cap Index Fund		22,310	8,104
Moderate Allocation Fund	76,042	1,023
			Large Cap Index Fund-I		3,244	3,854
Moderately Conservative
			Balanced Fund		511,678	520,701
Allocation Fund	30,872	553
			High Yield Fund		325,701	349,154
Technology Fund	18,050	21,628
			High Yield Fund II		78,278	87,049
Partner Small Cap Growth Fund	16,334	4,168
			Municipal Bond Fund		96,086	99,036
Partner Small Cap Value Fund	56,840	48,520
			Income Fund		594,369	549,717
Small Cap Stock Fund	518,088	528,583
			Core Bond Fund		446,326	381,384
Small Cap Index Fund	12,852	7,196
			Limited Maturity Bond Fund		144,382	93,479

242

THRIVENT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
As of October 31, 2005

Purchases and sales of U.S. Government securities were:

	In thousands

Fund	Purchases	Sales

Balanced Fund	$440,438	$434,880
Income Fund	999,127	997,601
Core Bond Fund	1,610,790	1,579,709
Limited Maturity Bond Fund	345,870	340,184

(B) Investments in Restricted Securities -- The High Yield Fund and High Yield Fund II own restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $248,685 and $0 at October 31, 2005, which represented 0.04% and 0.00% of the net assets of the High Yield Fund and High Yield Fund II, respectively. The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities -- The High Yield Fund and the High Yield Fund II invest primarily in high-yielding fixed-income securities. Each of the other Funds except the Municipal Bond Fund and the Money Market Fund may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts -- The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts -- The number of contracts and premium amounts associated with call option contracts written during the year ended October 31, 2005, were as follows:

	Large Cap Growth Fund

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2004	14	$ 629
Opened	820	94,919
Closed	(606)	(69,410)
Expired	(153)	(14,837)
Exercised	(56)	(7,048)
	--------------	------------
Balance at October 31, 2005	19	$ 4,253
	=======	=======
	Balanced Fund

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2004	--	$ --
Opened	357	148,302
Closed	(325)	(138,382)
Expired	(32)	(9,920)
Exercised	--	--
	--------------	------------
Balance at October 31, 2005	--	$ --
	=======	=======
	Income Fund

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2004	--	$ --
Opened	1,107	460,176
Closed	(1,020)	(433,206)
Expired	(87)	(26,970)
Exercised	--	--
	--------------	------------
Balance at October 31, 2005	--	$ --
	=======	=======
	Core Bond Fund

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2004	--	$ --
Opened	1,344	558,828
Closed	(1,234)	(524,728)
Expired	(110)	(34,100)
Exercised	--	--
	--------------	------------
Balance at October 31, 2005	--	$ --
	=======	=======
	Limited Maturity
	Bond Fund

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2004	--	$ --
Opened	157	65,136
Closed	(142)	(60,486)
Expired	(15)	(4,650)
Exercised	--	--
	--------------	------------
Balance at October 31, 2005	--	$ --
	=======	=======

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2005

(7) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the year ended October 31, 2005, in the Money Market Fund, is as follows:

	Gross	Gross	Balance of Shares		Dividend Income
	Purchases and	Sales and	Held October 31,	Value	Period Ending
	Additions	Reductions	2005	October 31, 2005	October 31, 2005

Aggressive Allocation Fund	$ 588,666	$--	588,666	$ 588,666	$ 2,686
Moderately Aggressive Allocation Fund	1,983,082	--	1,983,082	1,983,082	9,714
Moderate Allocation Fund	4,601,743	633,338	3,968,406	3,968,406	20,631
Moderately Conservative Allocation Fund	3,677,528	295,235	3,382,293	3,382,293	18,306
Technology Fund	17,774,741	17,296,165	2,204,466	2,204,466	40,398
Partner Small Cap Growth Fund	2,256,984	1,609,047	647,938	647,938	3,455
Partner Small Cap Value Fund	22,196,846	23,456,954	2,680,241	2,680,241	57,272
Small Cap Stock Fund	95,306,130	95,010,141	21,200,500	21,200,500	520,988
Small Cap Index Fund	8,900,015	8,145,831	1,552,137	1,552,137	36,211
Mid Cap Growth Fund	111,758,503	111,314,660	12,261,602	12,261,602	226,872
Partner Mid Cap Value Fund	1,538,619	1,529,569	9,051	9,051	2,718
Mid Cap Stock Fund	46,323,546	43,912,804	27,998,103	27,998,103	659,135
Mid Cap Index Fund	11,038,495	9,972,384	2,054,082	2,054,082	42,631
Mid Cap Index Fund-I	13,284,479	12,942,822	1,116,858	1,116,858	16,308
Partner International Stock Fund	41,182,822	40,370,743	5,011,720	5,011,720	131,372
Large Cap Growth Fund	43,141,088	41,255,229	3,842,301	3,842,301	79,589
Large Cap Value Fund	89,697,232	80,957,214	12,242,985	12,242,985	254,683
Large Cap Stock Fund	2,974,000	1,742,978	27,657,596	27,657,596	685,629
Large Cap Index Fund	15,670,805	17,184,249	742,456	742,456	62,126
Large Cap Index Fund-I	8,121,012	7,430,935	1,012,152	1,012,152	19,660
Balanced Fund	12,212,543	18,740,692	13,185,640	13,185,640	479,047
High Yield Fund	164,822,855	159,815,254	25,764,469	25,764,469	549,327
High Yield Fund II	47,863,548	49,306,964	4,387,353	4,387,353	105,278
Income Fund	35,131,092	37,710,821	24,298,415	24,298,415	666,612
Core Bond Fund	3,548,109	4,139,885	24,144,850	24,144,850	612,726
Limited Maturity Bond Fund	4,564,992	5,708,695	4,569,514	4,569,514	174,876

244

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2005

A summary of transactions for the year ended October 31, 2005, in the Thrivent Financial Securities Lending Trust, is as follows:

	Gross	Gross	Balance of Shares
	Purchases and	Sales and	Held October 31,	Value
	Additions	Reductions	2005	October 31, 2005

Technology Fund	$22,312,389	$19,925,653	5,647,242	$5,647,242
Partner Small Cap Growth Fund	3,700,530	1,365,585	2,334,945	2,334,945
Partner Small Cap Value Fund	74,799,033	70,048,330	16,170,830	16,170,830
Small Cap Stock Fund	505,101,584	484,415,628	88,413,094	88,413,094
Small Cap Index Fund	34,594,305	30,233,990	11,615,792	11,615,792
Mid Cap Growth Fund	259,523,092	239,420,965	53,154,317	53,154,317
Partner Mid Cap Value	862,265	332,718	529,547	529,547
Mid Cap Stock Fund	950,091,043	918,846,495	172,111,641	172,111,641
Mid Cap Index Fund	38,025,682	32,964,716	11,062,822	11,062,822
Mid Cap Index Fund-I	11,149,576	8,447,938	3,998,252	3,998,252
Partner International Stock Fund	300,079,067	289,438,878	58,619,277	58,619,277
Large Cap Growth Fund	66,369,408	60,683,844	7,339,698	7,339,698
Large Cap Value Fund	162,420,573	154,248,230	14,008,574	14,008,574
Large Cap Stock Fund	2,144,045,505	2,108,568,367	74,365,656	74,365,656
Large Cap Index Fund	23,659,429	19,636,652	4,844,539	4,844,539
Large Cap Index Fund-I	4,202,593	4,087,091	438,476	438,476
Balanced Fund	236,977,056	226,918,583	45,238,731	45,238,731
High Yield Fund	328,539,248	343,139,514	82,460,818	82,460,818
High Yield Fund II	97,794,130	100,196,619	22,348,675	22,348,675
Income Fund	471,725,927	528,892,662	60,887,414	60,887,414
Core Bond Fund	384,782,358	385,037,947	48,712,809	48,712,809
Limited Maturity Bond Fund	132,972,601	140,061,472	10,863,600	10,863,600

A summary of transactions for the Thrivent Allocation Funds for the period ended October 31, 2005, in the following Thrivent Mutual Funds, is as follows:

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	June 30, 2005 –
Fund	Additions	Reductions	October 31, 2005	October 31, 2005	October 31, 2005

Aggressive Allocation
Partner Small Cap Growth	$1,165,281	$--	$113,526	$1,167,043	$ --
Partner Small Cap Value	1,164,946	--	80,116	1,167,296	--
Small Cap Stock	1,459,167	--	77,090	1,453,138	--
Mid Cap Growth	1,165,959	--	75,969	1,172,955	--
Partner Mid Cap Value	1,167,726	--	114,520	1,161,236	--
Mid Cap Stock	1,750,496	--	95,026	1,770,335	--
Partner International Stock	7,300,789	--	689,418	7,425,036	--
Large Cap Growth	4,668,405	--	904,968	4,705,835	--
Large Cap Value	3,517,900	14,745	241,060	3,519,479	--
Large Cap Stock	3,568,927	71,369	134,259	3,508,198	--
Real Estate Securities	1,194,911	27,396	115,803	1,161,506	5,269
Limited Maturity Bond	828,057	238,684	46,641	586,750	3,624
Money Market	588,666	--	588,666	588,666	2,685

245

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2005

(7) INVESTMENTS IN AFFILIATES -- continued

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	June 30, 2005 –
Fund	Additions	Reductions	October 31, 2005	October 31, 2005	October 31, 2005

Moderately Aggressive Allocation
Partner Small Cap Growth	$1,967,319	$--	190,712	$1,960,515	$--
Partner Small Cap Value	1,967,198	--	134,572	1,960,714	--
Small Cap Stock	2,075,017	111,281	103,541	1,951,752	--
Mid Cap Growth	1,965,705	--	127,695	1,971,618	--
Partner Mid Cap Value	1,968,096	--	192,243	1,949,345	--
Mid Cap Stock	2,623,604	--	141,934	2,644,230	--
Partner International Stock	15,085,443	--	1,422,517	15,320,504	--
Large Cap Growth	9,183,559	--	1,776,046	9,235,440	--
Large Cap Value	7,218,674	--	495,167	7,229,438	--
Large Cap Stock	7,416,074	207,989	275,863	7,208,287	--
Real Estate Securities	2,741,505	114,555	259,393	2,601,709	13,280
Income	3,867,012	556,336	381,509	3,261,901	24,010
Limited Maturity Bond	6,917,130	300,241	523,424	6,584,673	38,872
Money Market	1,983,082	--	1,983,082	1,983,082	9,715

Moderate Allocation
Small Cap Stock	4,723,122	--	248,485	4,683,937	--
Mid Cap Stock	5,509,677	--	298,037	5,552,422	--
Partner International Stock	14,175,125	--	1,336,345	14,392,438	--
Large Cap Growth	10,240,054	--	1,978,517	10,288,289	--
Large Cap Value	7,879,783	--	540,185	7,886,699	--
Large Cap Stock	8,664,018	--	331,129	8,652,406	--
Real Estate Securities	3,946,590	--	389,118	3,902,856	19,806
High Yield	3,194,452	--	623,302	3,135,211	37,612
Income	5,795,305	1,026,835	549,690	4,699,850	34,803
Limited Maturity Bond	11,913,591	--	942,450	11,856,027	68,776
Money Market	4,601,743	633,338	3,968,406	3,968,406	20,631

Moderately Conservative
Small Cap Stock	1,340,294	--	70,575	1,330,342	--
Mid Cap Stock	1,340,190	--	72,607	1,352,667	--
Partner International Stock	4,021,429	--	379,764	4,090,053	--
Large Cap Growth	3,353,625	--	648,382	3,371,589	--
Large Cap Value	2,348,194	--	161,037	2,351,138	--
Large Cap Stock	2,680,836	--	102,535	2,679,243	--
Real Estate Securities	1,135,342	130,829	99,384	996,818	5,269
High Yield	1,361,559	--	265,595	1,335,945	16,915
Income	4,150,259	423,268	429,343	3,670,879	28,196
Limited Maturity Bond	9,139,812	--	722,863	9,093,613	55,327
Money Market	3,677,528	295,235	3,382,293	3,382,293	18,305

246

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2005

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2005, the Funds engaged in purchases and sales of securities of $3,645,723 and $5,157,556, respectively.

(9) RELATED PARTY TRANSACTIONS

As of October 31, 2005, related parties held 1,000,000 shares or 75.3% of Partner Small Cap Growth Fund’s outstanding shares, 500,000 shares or 57.9% of Partner Mid Cap Value Fund’s outstanding shares, and 422,473 shares or 24.4% of Mid Cap Index Fund-I’s outstanding shares.

As of October 31, 2005, retirement plans sponsored by Thrivent Financial for Lutherans held 359,604 shares or 12.7% of Aggressive Allocation Fund’s outstanding shares, 856,961 shares or 12.6% of Partner Small Cap Value Fund’s outstanding shares, 989,833 shares or 57.2% of Mid Cap Index Fund-I’s outstanding shares, 1,408,870 shares or 5.3% of Large Cap Value Fund’s outstanding shares, 3,240,556 shares or 85.3% of Large Cap Index Fund-I’s outstanding shares, and 7,702,218 shares or 24.2% of Balanced Fund’s outstanding shares.

(10) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest of all of the Funds. Automated conversions of Class B shares to Class A shares are included in the shares redeemed and sold amount. Transactions in Fund shares were as follows:

		Aggressive Allocation Fund
	------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Institutional Class
	-----------------------------------------------------------------------------------------		---------------------------------------------------------------------------------------
Period Ended October 31, 2005*	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------
Sold	2,539,432	$26,218,740	400,862	$4,121,513

Dividends and distributions reinvested	--	--	--	--

Redeemed	(106,007)	(1,110,080)	(1)	(10)
	----------------	------------------	----------------	----------------
Net change	2,433,425	$25,108,660	400,861	$4,121,503
	========	========	========	========

	Moderately Aggressive Allocation Fund
	------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Institutional Class
	-----------------------------------------------------------------------------------------		---------------------------------------------------------------------------------------
Period Ended October 31, 2005*	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------
Sold	6,318,180	$64,978,054	264,360	$2,705,003

Dividends and distributions reinvested	--	--	--	--

Redeemed	(194,091)	(2,005,440)	(1)	(10)
	----------------	------------------	----------------	----------------
Net change	6,124,089	$62,972,614	264,359	$2,704,993
	========	========	========	========

	Moderate Allocation Fund
	------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Institutional Class
	-----------------------------------------------------------------------------------------		---------------------------------------------------------------------------------------
Period Ended October 31, 2005*	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------
Sold	7,597,586	$77,579,096	281,371	$2,860,982

Dividends and distributions reinvested	8,054	83,525	101	1,050

Redeemed	(153,929)	(1,583,773)	(8)	(81)
	----------------	------------------	----------------	----------------
Net change	7,451,711	$76,078,848	281,464	$2,861,951
	========	========	========	========

*For the period from June 30, 2005 (Inception) to October 31, 2005.

247

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2005

(10) SHARES OF BENEFICIAL INTEREST -- continued

	Moderately Conservative Allocation Fund
	----------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Institutional Class
	------------------------------------------------------------		----------------------------------------------------------
Period Ended October 31, 2005*	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------
Sold	3,376,617	$34,227,042	75,332	$755,613

Dividends and distributions reinvested	5,184	53,085	103	1,056

Redeemed	(134,194)	(1,367,449)	(7)	(71)
	----------------	------------------	----------------	----------------
Net change	3,247,607	$32,912,678	75,428	$756,598
	========	========	========	========

			Technology Fund
	------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Class B		Institutional Class
	------------------------------------------------------------		----------------------------------------------------------		----------------------------------------------------------
Year Ended April 30, 2004	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	4,806,864	$15,567,018	478,699	$1,515,638	15,237	$52,999

Dividends and distributions reinvested	--	--	--	--	--	--

Redeemed	(3,544,283)	(11,544,431)	(290,521)	(892,403)	(3,779)	(13,549)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	1,262,581	$4,022,587	188,178	$623,235	11,458	$39,450
	========	========	========	========	========	========

Period Ended October 31, 2004
--------------------------------------------------
Sold	1,101,807	$3,480,815	122,735	$372,864	--	$--

Dividends and distributions reinvested	--	--	--	--	--	--

Redeemed	(1,107,219)	(3,504,722)	(111,412)	(338,348)	(2,434)	(7,942)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(5,412)	$(23,907)	11,323	$34,516	(2,434)	$(7,942)
	========	========	========	========	========	========

Year Ended October 31, 2005
--------------------------------------------------
Sold	2,413,463	$8,199,817	61,398	$199,867	3,449	$12,581

Dividends and distributions reinvested	--	--	--	--	--	--

Redeemed	(3,128,503)	(10,679,889)	(279,898)	(923,848)	(164,088)	(573,609)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(715,040)	$(2,480,072)	(218,500)	$(723,981)	(160,639)	$(561,028)
	========	========	========	========	========	========

		Partner Small Cap Growth Fund
	----------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Institutional Class
	------------------------------------------------------------		----------------------------------------------------------
Period Ended October 31, 2005*	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------
Sold	923,858	$9,244,828	404,238	$4,132,659

Dividends and distributions reinvested	--	--	--	--

Redeemed	(70)	(742)	(1)	(10)
	----------------	------------------	----------------	----------------
Net change	923,788	$9,244,086	404,237	$4,132,649
	========	========	========	========

*For the period from June 30, 2005 (Inception) to October 31, 2005.

248

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2005

			Partner Small Cap Value Fund
	----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Class B		Institutional Class
	-----------------------------------------------------------------------		---------------------------------------------------------------------		---------------------------------------------------------------------
Year Ended April 30, 2004	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	1,231,692	$15,453,286	133,641	$1,636,852	401,305	$4,993,888

Dividends and distributions reinvested	--	--	--	--	--	--

Redeemed	(472,176)	(5,830,858)	(22,832)	(280,334)	(62,832)	(748,439)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	759,516	$9,622,428	110,809	$1,356,518	338,473	$4,245,449
	========	========	========	========	========	========

Period Ended October 31, 2004
--------------------------------------------------
Sold	742,406	$10,112,865	65,575	$871,219	195,176	$2,747,242

Dividends and distributions reinvested	90,752	1,266,898	8,403	114,535	18,210	260,592

Redeemed	(259,660)	(3,526,731)	(115,284)	(1,578,984)	(48,458)	(668,148)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	573,498	$7,853,032	(41,306)	$(593,230)	164,928	$2,339,686
	========	========	========	========	========	========

Year Ended October 31, 2005
--------------------------------------------------
Sold	1,517,333	$20,881,363	24,491	$330,888	687,886	$9,913,887

Dividends and distributions reinvested	619,617	8,353,675	54,502	711,264	134,623	1,874,939

Redeemed	(1,142,359)	(15,657,893)	(58,263)	(774,977)	(606,729)	(8,464,252)
	----------------	------------------	----------------	----------------	----------------	----------------

Net change	994,591	$13,577,145	20,730	$267,175	215,780	$3,324,574
	========	========	========	========	========	========

			Small Cap Stock Fund
	------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Class B		Institutional Class
	-----------------------------------------------------------------------		---------------------------------------------------------------------		---------------------------------------------------------------------
Year Ended April 30, 2004	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	3,342,207	$50,108,302	342,789	$4,814,140	104,729	$1,652,803

Dividends and distributions reinvested	--	--	--	--	--	--

Redeemed	(3,279,853)	(48,832,120)	(621,536)	(8,523,200)	(29,772)	(487,580)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	62,354	$1,276,182	(278,747)	$(3,709,060)	74,957	$1,165,223
	========	========	========	========	========	========

Period Ended October 31, 2004
--------------------------------------------------
Sold	1,260,434	$19,945,439	126,878	$1,847,151	5,319	$88,882

Dividends and distributions reinvested	1,347,313	21,853,599	102,365	1,536,504	31,839	541,258

Redeemed	(1,512,435)	(23,934,542)	(227,849)	(3,338,952)	(7,213)	(123,060)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	1,095,312	$17,864,496	1,394	$44,703	29,945	$507,080
	========	========	========	========	========	========

Year Ended October 31, 2005
--------------------------------------------------
Sold	3,177,885	$54,691,472	41,762	$655,185	576,981	$10,908,320

Dividends and distributions reinvested	1,169,439	19,952,382	84,625	1,324,943	27,428	493,053

Redeemed	(3,837,097)	(66,584,361)	(518,871)	(8,208,131)	(157,397)	(2,960,615)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	510,227	$8,059,493	(392,484)	$ (6,228,003)	447,012	$8,440,758
	========	========	========	========	========	========

249

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2005

(10) SHARES OF BENEFICIAL INTEREST -- continued

		Small Cap Index Fund
	--------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Class B
	------------------------------------------------------------------------------		----------------------------------------------------------------------------
Year Ended April 30, 2004	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------
Sold	759,328	$8,765,026	125,231	$1,438,820

Dividends and distributions reinvested	8,435	102,742	1,040	12,300

Redeemed	(264,570)	(3,014,785)	(13,264)	(146,498)
	----------------	------------------	----------------	----------------
Net change	503,193	$5,852,983	113,007	$1,304,622
	========	========	========	========

Period Ended October 31, 2004
--------------------------------------------------
Sold	1,404,271	$17,285,116	(5,828)	$(70,292)

Dividends and distributions reinvested	97,161	1,225,204	--	--

Redeemed	(1,504,389)	(18,810,175)	(366,594)	(4,286,987)
	----------------	------------------	----------------	----------------
Net change	(2,957)	$(299,855)	(372,422)	$(4,357,279)
	========	========	========	========

Year Ended October 31, 2005
--------------------------------------------------
Sold	1,016,689	$13,900,371	--	$--

Dividends and distributions reinvested	25,112	342,666	--	--

Redeemed	(555,929)	(7,725,862)	--	--
	----------------	------------------	----------------	----------------
Net change	485,872	$6,517,175	--	$--
	========	========	========	========

			Mid Cap Growth Fund
	--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Class B		Institutional Class
	------------------------------------------------------------------------------		----------------------------------------------------------------------------		----------------------------------------------------------------------------
Year Ended April 30, 2004	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	2,055,600	$24,128,164	571,582	$6,410,188	278,617	$3,428,236

Issued in connection with merger	10,611,233	129,278,193	892,327	10,310,007	41,441	528,975

Dividends and distributions reinvested	--	--	--	--	--	--

Redeemed	(2,161,125)	(26,804,122)	(889,797)	(10,565,737)	(128,402)	(1,661,609)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	10,505,708	$126,602,235	574,112	$6,154,458	191,656	$2,295,602
	========	========	========	========	========	========

Year Ended October 31, 2005
--------------------------------------------------
Sold	2,537,539	$35,036,716	30,434	$393,259	272,971	$4,152,199
Dividends and distributions reinvested	--	--	--	--	--	--

Redeemed	(3,757,363)	(52,189,301)	(1,116,546)	(14,519,624)	(270,037)	(3,973,584)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(1,219,824)	$(17,152,585)	(1,086,112)	$(14,126,365)	2,934	$178,615
	========	========	========	========	========	========

		Partner Mid Cap Value Fund
	--------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Institutional Class
	------------------------------------------------------------------------------		----------------------------------------------------------------------------
Period Ended October 31, 2005*	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------
Sold	503,544	$5,050,647	359,203	$3,660,359

Dividends and distributions reinvested	--	--	--	--

Redeemed	(1)	(10)	(1)	(10)
	----------------	------------------	----------------	----------------
Net change	503,543	$5,050,637	359,202	$3,660,349
	========	========	========	========

*For the period from June 30, 2005 (Inception) to October 31, 2005.

250

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2005

			Mid Cap Stock Fund
	----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Class B		Institutional Class
	------------------------------------------------------------------------		----------------------------------------------------------------------		----------------------------------------------------------------------
Year Ended April 30, 2004	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	4,574,691	$ 60,126,709	427,350	$ 5,204,771	375,149	$ 5,057,016

Dividends and distributions reinvested	--	--	--	--	--	--

Redeemed	(7,956,658)	(103,176,578)	(620,611)	(7,370,345)	(280,523)	(3,823,823)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(3,381,967)	$ (43,049,869)	(193,261)	$ (2,165,574)	94,626	$ 1,233,193
	==========	==========	==========	==========	==========	==========

Period Ended October 31, 2004
--------------------------------------------------
Sold	1,633,396	$ 23,020,155	145,769	$ 1,877,243	145,257	$ 2,131,966

Dividends and distributions reinvested	--	--	--	--	--	--

Redeemed	(3,311,971)	(46,730,644)	(231,560)	(2,975,557)	(161,084)	(2,355,628)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(1,678,575)	$ (23,710,489)	(85,791)	$ (1,098,314)	(15,827)	$ (223,662)
	==========	==========	==========	==========	==========	==========

Year Ended October 31, 2005
--------------------------------------------------
Sold	4,460,836	$ 73,983,970	66,435	$ 992,529	1,096,974	$ 19,788,180

Dividends and distributions reinvested	--	--	--	--	--	--

Redeemed	(7,360,779)	(122,554,586)	(586,322)	(8,805,799)	(325,759)	(5,668,084)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(2,899,943)	$ (48,570,616)	(519,887)	$ (7,813,270)	771,215	$ 14,120,096
	==========	==========	==========	==========	==========	==========

		Mid Cap Index Fund			Mid Cap Index Fund - I
	--------------------------------------------------------------------------------------------------------------------------------------------------				------------------------------------------------------------------------
	Class A		Class B		Institutional Class
	----------------------------------------		--------------------------------------		--------------------------------------
Year Ended April 30, 2004	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	1,077,267	$ 11,716,850	163,505	$ 1,744,648	786,601	$ 8,854,724

Dividends and distributions reinvested	--	--	--	--	25,553	298,459

Redeemed	(1,079,523)	(10,697,111)	(26,853)	(282,042)	(449,628)	(5,201,164)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(2,256)	$ 1,019,739	136,652	$ 1,462,606	362,526	$ 3,952,019
	==========	==========	==========	==========	==========	==========

Period Ended October 31, 2004
--------------------------------------------------
Sold	1,021,029	$11,631,612	289	$3,191	2,151,007	$25,620,513

Dividends and distributions reinvested	546	6,053	--	--	36,279	433,175

Redeemed	(225,256)	(2,592,956)	(487,318)	(5,337,751)	(3,419,569)	(40,604,961)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	796,319	$9,044,709	(487,029)	$(5,334,560)	(1,232,283)	$(14,551,273)
	==========	==========	==========	==========	==========	==========

Year Ended October 31, 2005
--------------------------------------------------
Sold	1,114,612	$ 14,521,029	--	$ --	701,761	$ 9,027,007

Dividends and distributions reinvested	24,930	319,594	--	--	55,097	684,234

Redeemed	(754,081)	(9,948,203)	--	--	(486,586)	(6,185,324)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	385,461	$ 4,892,420	--	$ --	270,272	$ 3,525,917
	==========	==========	==========	==========	==========	==========

251

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2005

(10) SHARES OF BENEFICIAL INTEREST -- continued

		Partner International Stock Fund
	--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Class B		Institutional Class
	------------------------------------------------------------------------		----------------------------------------------------------------------		----------------------------------------------------------------------
Year Ended October 31, 2004	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	2,364,771	$ 21,071,170	313,189	$ 2,714,013	65,475	$ 623,973

Issued in connection with merger	19,027,683	152,596,813	971,614	7,660,968	434,570	3,134,815

Dividends and distributions reinvested	32,978	298,809	--	--	14,909	140,291

Redeemed	(1,782,300)	(15,887,045)	(427,424)	(3,701,765)	(275,228)	(2,601,408)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	19,643,132	$ 158,079,747	857,379	$ 6,673,216	239,726	$ 1,297,671
	========	========	========	========	========	========

Year Ended October 31, 2005
--------------------------------------------------
Sold	6,327,274	$ 63,200,783	83,665	$ 808,246	4,287,992	$ 45,266,449

Dividends and distributions reinvested	5,184	52,212	--	--	1,557	15,897

Redeemed	(4,260,381)	(43,002,707)	(702,098)	(6,815,411)	(35,291)	(357,325)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	2,072,077	$ 20,250,288	(618,433)	$ (6,007,165)	4,254,258	$ 44,925,021
	========	========	========	========	========	========

			Large Cap Growth Fund
	--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Class B		Institutional Class
	------------------------------------------------------------------------		----------------------------------------------------------------------		----------------------------------------------------------------------
Year Ended October 31, 2004	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	3,550,500	$ 21,959,403	553,914	$ 4,118,996	391,031	$ 4,562,413

Issued in connection with merger	13,812,952	36,025,360	2,809,120	3,733,228	1,442,515	3,114,548

Dividends and distributions reinvested	12,690	139,340	--	--	2,580	29,721

Redeemed	(1,191,736)	(7,461,718)	(231,562)	(1,497,423)	(208,611)	(2,371,551)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	16,184,406	$ 50,662,385	3,131,472	$ 6,354,801	1,627,515	$ 5,335,131
	========	========	========	========	========	========

Year Ended October 31, 2005
--------------------------------------------------
Sold	12,171,994	$ 57,010,739	180,129	$ 800,578	5,501,581	$ 28,433,153

Dividends and distributions reinvested	8,451	40,650	--	--	1,389	7,042

Redeemed	(4,266,894)	(20,309,601)	(928,944)	(4,171,992)	(1,386,103)	(6,893,110)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	7,913,551	$ 36,741,788	(748,815)	$ (3,371,414)	4,116,867	$ 21,547,085
	========	========	========	========	========	========

			Large Cap Value Fund
	--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Class B		Institutional Class
	------------------------------------------------------------------------		----------------------------------------------------------------------		----------------------------------------------------------------------
Year Ended October 31, 2004	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	1,699,605	$ 22,129,671	265,199	$ 3,456,925	202,382	$ 2,611,219

Issued in connection with merger	19,232,539	214,351,706	620,825	6,447,542	1,147,248	12,769,293

Dividends and distributions reinvested	34,922	467,277	2,498	33,179	653	8,762

Redeemed	(1,183,749)	(15,305,346)	(155,690)	(2,001,228)	(92,416)	(1,211,835)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	19,783,317	$ 221,643,308	732,832	$ 7,936,418	1,257,867	$ 14,177,439
	========	========	========	========	========	========

Year Ended October 31, 2005
--------------------------------------------------
Sold	3,673,689	$ 51,883,546	59,489	$ 829,196	2,420,261	$ 34,854,535

Dividends and distributions reinvested	86,770	1,230,393	--	--	8,810	125,280

Redeemed	(3,651,149)	(51,917,884)	(350,803)	(4,904,147)	(634,417)	(9,144,006)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	109,310	$ 1,196,055	(291,314)	$ (4,074,951)	1,794,654	$ 25,835,809
	========	========	========	========	========	========

252

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2005

			Large Cap Stock Fund
	-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Class B		Institutional Class
	---------------------------------------------------------------------------		-------------------------------------------------------------------------		-------------------------------------------------------------------------
Year Ended April 30, 2004	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	6,751,343	$ 191,018,783	562,079	$ 15,122,456	633,557	$ 17,877,502

Dividends and distributions reinvested	359,246	10,051,966	--	--	20,616	577,002

Redeemed	(13,157,567)	(370,317,835)	(1,187,337)	(31,754,804)	(430,599)	(12,332,453)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(6,046,978)	$(169,247,086)	(625,258)	$(16,632,348)	223,574	$ 6,122,051
	========	========	========	========	========	========

Period Ended October 31, 2004
--------------------------------------------------
Sold	3,051,135	$ 78,745,630	287,566	$ 6,852,937	233,966	$ 5,999,754

Issued in connection with merger	31,412,345	729,068,165	2,655,938	57,377,788	1,215,070	28,316,042

Dividends and distributions reinvested	21,708,014	508,624,786	641,473	13,990,530	631,690	14,863,662

Redeemed	(8,896,997)	(224,972,207)	(782,350)	(18,324,778)	(312,239)	(7,928,296)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	47,274,497	$1,091,466,374	2,802,627	$ 59,896,477	1,768,487	$ 41,251,162
	========	========	========	========	========	========

Year Ended October 31, 2005
--------------------------------------------------
Sold	6,847,339	$ 173,588,211	40,093	$ 937,446	1,719,267	$ 44,559,132

Dividends and distributions reinvested	825,490	21,106,807	62	1,351	35,618	914,310

Redeemed	(22,742,851)	(579,282,313)	(1,746,412)	(41,233,194)	(840,455)	(21,560,415)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(15,070,022)	$ (384,587,295)	(1,706,257)	$(40,294,397)	914,430	$ 23,913,027
	========	========	========	========	========	========

		Large Cap Index Fund			Large Cap Index Fund - I
	--------------------------------------------------------------------------------------------------------------------------------------------------------				---------------------------------------------------------------------------
	Class A		Class B		Institutional Class
	---------------------------------------------------------------------------		-------------------------------------------------------------------------		-------------------------------------------------------------------------
Year Ended April 30, 2004	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	1,392,569	$ 9,982,529	2,957,536	$ 21,872,449	454,015	$ 3,314,531

Dividends and distributions reinvested	66,171	498,930	58,659	445,806	--	--

Redeemed	(7,488,824)	(49,652,493)	(707,716)	(5,182,368)	(144,682)	(980,418)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(6,030,084)	$ (39,171,034)	2,308,479	$ 17,135,887	309,333	$ 2,334,113
	========	========	========	========	========	========

Period Ended October 31, 2004
--------------------------------------------------
Sold	3,656,440	$ 27,808,082	(106)	$ 266	379,803	$ 2,892,903

Dividends and distributions reinvested	25,088	186,653	--	--	--	--

Redeemed	(595,096)	(4,545,027)	(855,054)	(6,293,202)	(387,829)	(2,953,200)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	3,086,432	$ 23,449,708	(855,160)	$ (6,292,936)	(8,026)	$ (60,297)
	========	========	========	========	========	========

Year Ended October 31, 2005
--------------------------------------------------
Sold	3,307,347	$ 27,090,444	--	$ --	884,376	$ 7,236,775

Dividends and distributions reinvested	95,005	788,538	--	--	54,311	446,980

Redeemed	(1,908,815)	(15,773,311)	--	--	(934,372)	(7,673,407)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	1,493,537	$ 12,105,671	--	$ --	4,315	$ 10,348
	========	========	========	========	========	========

253

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2005

(10) SHARES OF BENEFICIAL INTEREST -- continued

			Balanced Fund
	----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Class B		Institutional Class
	------------------------------------------------------------------------		----------------------------------------------------------------------		----------------------------------------------------------------------
Year Ended April 30, 2004	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	3,776,828	$ 43,526,295	463,346	$ 5,319,971	514,280	$ 5,834,784

Dividends and distributions reinvested	395,804	4,525,726	12,555	142,480	214,186	2,445,230

Redeemed	(4,583,294)	(52,689,198)	(677,332)	(7,751,445)	(1,219,918)	(14,074,212)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(410,662)	$ (4,637,177)	(201,431)	$ (2,288,994)	(491,452)	$ (5,794,198)
	=========	=========	=========	=========	=========	=========

Period Ended October 31, 2004
--------------------------------------------------
Sold	1,816,992	$ 21,021,555	161,973	$ 1,865,064	131,304	$ 1,518,211

Dividends and distributions reinvested	189,492	2,213,531	5,064	58,887	99,438	1,160,233

Redeemed	(2,284,043)	(26,471,724)	(275,708)	(3,172,804)	(585,322)	(6,751,213)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(277,559)	$ (3,236,638)	(108,671)	$ (1,248,853)	(354,580)	$ (4,072,769)
	=========	=========	=========	=========	=========	=========

Year Ended October 31, 2005
--------------------------------------------------
Sold	3,195,298	$ 38,470,275	14,849	$ 179,001	161,848	$ 1,956,455

Dividends and distributions reinvested	758,679	9,156,247	31,721	380,639	330,563	3,986,774

Redeemed	(4,871,001)	(58,885,348)	(446,249)	(5,356,650)	(1,600,278)	(19,308,671)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(917,024)	$ (11,258,826)	(399,679)	$ (4,797,010)	(1,107,867)	$(13,365,442)
	=========	=========	=========	=========	=========	=========

			High Yield Fund
	----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Class B		Institutional Class
	------------------------------------------------------------------------		----------------------------------------------------------------------		----------------------------------------------------------------------
Year Ended October 31, 2004	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	12,967,036	$ 66,613,441	1,277,916	$ 6,562,757	193,689	$ 996,646

Dividends and distributions reinvested	6,162,299	31,656,410	346,863	1,781,502	87,153	447,945

Redeemed	(18,317,905)	(93,891,744)	(2,462,908)	(12,641,951)	(491,310)	(2,514,135)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	811,430	$ 4,378,107	(838,129)	$ (4,297,692)	(210,468)	$ (1,069,544)
	=========	=========	=========	=========	=========	=========

Year Ended October 31, 2005
--------------------------------------------------
Sold	11,380,648	$ 58,997,559	78,981	$ 410,492	1,274,897	$ 6,551,599

Dividends and distributions reinvested	6,193,332	31,927,680	271,884	1,402,509	101,401	522,045

Redeemed	(20,693,498)	(106,752,495)	(2,012,945)	(10,408,639)	(275,736)	(1,426,020)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(3,119,518)	$ (15,827,256)	(1,662,080)	$ (8,595,638)	1,100,562	$ 5,647,624
	=========	=========	=========	=========	=========	=========

254

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2005

			High Yield Fund II
	--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Class B		Institutional Class
	----------------------------------------------------------------------------		--------------------------------------------------------------------------		--------------------------------------------------------------------------
Year Ended April 30, 2004	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	5,669,568	$ 37,096,535	367,922	$ 2,408,588	90,909	$ 601,573

Dividends and distributions reinvested	944,456	6,171,574	37,212	243,215	30,328	198,104

Redeemed	(4,676,650)	(30,579,003)	(417,293)	(2,720,137)	(60,672)	(399,956)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	1,937,374	$ 12,689,106	(12,159)	$ (68,334)	60,565	$ 399,721
	=========	=========	=========	=========	=========	=========

Period Ended October 31, 2004
--------------------------------------------------
Sold	1,533,085	$ 9,966,887	91,413	$ 594,958	54,640	$ 364,301

Dividends and distributions reinvested	512,210	3,352,223	19,893	130,190	15,753	103,030

Redeemed	(2,016,152)	(13,123,612)	(175,041)	(1,138,997)	(13,071)	(85,367)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	29,143	$ 195,498	(63,735)	$ (413,849)	57,322	$ 381,964
	=========	=========	=========	=========	=========	=========

Year Ended October 31, 2005
--------------------------------------------------
Sold	1,645,098	$ 10,909,037	13,662	$ 89,576	59,725	$ 397,171

Dividends and distributions reinvested	1,057,002	6,959,351	35,298	232,596	35,874	235,946

Redeemed	(3,988,894)	(26,331,604)	(284,341)	(1,885,441)	(72,353)	(486,954)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(1,286,794)	$ (8,463,216)	(235,381)	$ (1,563,269)	23,246	$ 146,163
	=========	=========	=========	=========	=========	=========

			Municipal Bond Fund
	--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Class B		Institutional Class
	----------------------------------------------------------------------------		--------------------------------------------------------------------------		--------------------------------------------------------------------------
Year Ended October 31, 2004	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	5,283,299	$ 52,498,243	373,718	$ 3,555,759	45,330	$ 469,448

Issued in connection with merger	40,830,245	593,690,801	594,393	11,997,514	186,112	2,600,492

Dividends and distributions reinvested	3,255,331	32,523,962	104,651	1,022,731	13,318	129,681

Redeemed	(10,602,532)	(106,080,699)	(793,867)	(7,713,169)	(87,338)	(886,137)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	38,766,343	$ 572,632,307	278,895	$ 8,862,835	157,422	$ 2,313,484
	=========	=========	=========	=========	=========	=========

Year Ended October 31, 2005
--------------------------------------------------
Sold	9,170,851	$ 105,337,442	17,696	$ 203,078	433,972	$ 4,973,247

Dividends and distributions reinvested	3,790,971	43,498,716	85,950	986,057	12,542	143,719

Redeemed	(12,477,891)	(143,266,278)	(492,658)	(5,658,362)	(148,135)	(1,691,304)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	483,931	$ 5,569,880	(389,012)	$ (4,469,227)	298,379	$ 3,425,662
	=========	=========	=========	=========	=========	=========

			Income Fund
	--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Class B		Institutional Class
	----------------------------------------------------------------------------		--------------------------------------------------------------------------		--------------------------------------------------------------------------
Year Ended October 31, 2004	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	3,887,866	$ 34,112,612	542,851	$ 4,763,702	1,157,800	$ 10,116,173

Dividends and distributions reinvested	2,169,580	19,032,301	90,647	793,369	108,872	954,061

Redeemed	(10,849,302)	(95,065,549)	(1,234,123)	(10,800,307)	(874,855)	(7,665,479)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(4,791,856)	$ (41,920,636)	(600,625)	$ (5,243,236)	391,817	$ 3,404,755
	=========	=========	=========	=========	=========	=========

Year Ended October 31, 2005
--------------------------------------------------
Sold	4,570,109	$ 40,024,825	33,360	$ 292,484	2,812,041	$ 24,523,996

Dividends and distributions reinvested	2,212,878	19,346,299	78,094	681,374	156,192	1,363,273

Redeemed	(9,502,313)	(83,136,647)	(739,002)	(6,453,543)	(780,965)	(6,822,423)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(2,719,326)	$ (23,765,523)	(627,548)	$ (5,479,685)	2,187,268	$ 19,064,846
	=========	=========	=========	=========	=========	=========

255

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2005

(10) SHARES OF BENEFICIAL INTEREST -- continued

			Core Bond Fund
	--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Class B		Institutional Class
	----------------------------------------------------------------------------		--------------------------------------------------------------------------		--------------------------------------------------------------------------
Year Ended April 30, 2004	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	5,653,487	$ 58,308,498	383,777	$ 3,959,757	1,378,445	$ 14,193,753

Dividends and distributions reinvested	1,812,181	18,654,274	39,732	409,278	113,584	1,169,915

Redeemed	(13,119,716)	(135,051,219)	(380,664)	(3,925,602)	(925,273)	(9,539,157)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(5,654,048)	$ (58,088,447)	42,845	$ 443,433	566,756	$ 5,824,511
	========	========	========	========	========	========

Period Ended October 31, 2004
--------------------------------------------------
Sold	2,865,571	$ 29,002,899	113,437	$ 1,145,892	290,180	$ 2,925,806

Dividends and distributions reinvested	841,258	8,942,614	20,091	216,618	64,941	687,894

Redeemed	(4,633,806)	(46,858,735)	(162,999)	(1,648,832)	(220,235)	(2,224,598)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(926,977)	$ (8,913,222)	(29,471)	$ (286,322)	134,886	$ 1,389,102
	========	========	========	========	========	========

Year Ended October 31, 2005
--------------------------------------------------
Sold	5,126,034	$ 51,935,614	24,978	$ 253,247	2,424,776	$ 24,573,803

Dividends and distributions reinvested	1,580,139	15,973,123	34,282	346,831	133,347	1,346,119

Redeemed	(8,646,568)	(87,413,887)	(263,007)	(2,662,091)	(748,571)	(7,594,169)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(1,940,395)	$ (19,505,150)	(203,747)	$ (2,062,013)	1,809,552	$ 18,325,753
	========	========	========	========	========	========

			Limited Maturity Bond Fund
	--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Class B		Institutional Class
	----------------------------------------------------------------------------		--------------------------------------------------------------------------		--------------------------------------------------------------------------
Year Ended October 31, 2004	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	5,568,801	$ 72,051,989	47,393	$ 610,409	107,663	$ 1,399,167

Dividends and distributions reinvested	274,005	3,545,407	2,733	35,373	11,666	150,913

Redeemed	(3,518,146)	(45,476,073)	(358,634)	(4,579,334)	(490,310)	(6,281,856)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	2,324,660	$ 30,121,323	(308,508)	$ (3,933,552)	(370,981)	$ (4,731,776)
	========	========	========	========	========	========

Year Ended October 31, 2005
--------------------------------------------------
Sold	4,788,604	$ 60,965,787	19,048	$ 240,851	2,562,863	$ 32,414,317

Dividends and distributions reinvested	337,414	4,287,517	3,022	38,414	26,630	337,062

Redeemed	(3,937,777)	(50,049,978)	(24,936)	(316,529)	(374,113)	(4,741,687)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	1,188,241	$ 15,203,326	(2,866)	$ (37,264)	2,215,380	$ 28,009,692
	========	========	========	========	========	========

256

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2005

			Money Market Fund
	----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Class A		Class B		Institutional Class
	---------------------------------------------------------------------------		-------------------------------------------------------------------------		-------------------------------------------------------------------------
Year Ended April 30, 2004	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	269,520,767	$ 269,520,767	1,422,984	$ 1,422,984	480,119,771	$480,119,771

Dividends and distributions reinvested	956,917	956,917	1,462	1,462	538,327	538,327

Redeemed	(357,898,855)	(357,898,855)	(2,453,006)	(2,453,006)	(457,461,310)	(457,461,310)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(87,421,171)	$ (87,421,171)	(1,028,560)	$ (1,028,560)	23,196,788	$ 23,196,788
	=========	=========	=========	=========	=========	=========

Period Ended October 31, 2004
--------------------------------------------------
Sold	273,485,180	$ 273,485,177	1,426,695	$ 1,426,696	332,158,782	$332,158,782

Issued in connection with merger	450,318,699	450,318,699	853,031	853,031	6,797,312	6,797,312

Dividends and distributions reinvested	1,644,396	1,644,396	4,933	4,933	688,399	688,399

Redeemed	(300,865,031)	(300,865,031)	(1,220,775)	(1,220,775)	(208,578,274)	(208,578,274)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	424,583,244	$ 424,583,241	1,063,884	$ 1,063,885	131,066,219	$131,066,219
	=========	=========	=========	=========	=========	=========

Year Ended October 31, 2005
--------------------------------------------------
Sold	795,205,175	$ 795,205,174	684,330	$ 684,330	939,281,015	$939,281,015

Dividends and distributions reinvested	13,622,558	13,622,558	38,863	38,863	6,325,425	6,325,425

Redeemed	(834,313,997)	(834,313,997)	(1,844,399)	(1,844,399)	(908,130,890)	(908,130,890)
	----------------	------------------	----------------	----------------	----------------	----------------
Net change	(25,486,264)	$ (25,486,265)	(1,121,206)	$ (1,121,206)	37,475,550	$ 37,475,550
	=========	=========	=========	=========	=========	=========

257

Thrivent Mutual Funds Financial Highlights

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2005(e)	$10.00	$(0.01)	$0.38	$0.37	$--	$--	$--
Class I Shares
Year Ended 10/31/2005(e)	10.00	--	0.39	0.39	--	--	--

MODERATELY AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2005(e)	10.00	0.01	0.30	0.31	--	--	--
Class I Shares
Year Ended 10/31/2005(e)	10.00	0.01	0.32	0.33	--	--	--

MODERATE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2005(e)	10.00	0.02	0.22	0.24	(0.02)	--	(0.02)
Class I Shares
Year Ended 10/31/2005(e)	10.00	0.03	0.22	0.25	(0.02)	--	(0.02)

MODERATELY CONSERVATIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2005(e)	10.00	0.04	0.11	0.15	(0.02)	--	(0.02)
Class I Shares
Year Ended 10/31/2005(e)	10.00	0.05	0.12	0.17	(0.03)	--	(0.03)

(a)	All per share amounts have been rounded to the nearest cent.

(b)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$10.37	3.70%	$25.2	0.89%	(0.60)%	1.62%	(1.34)%	3%

10.39	3.90%	4.2	0.10%	0.08%	0.87%	(0.69)%	3%

10.31	3.10%	63.2	0.44%	0.45%	1.03%	(0.14)%	4%

10.33	3.30%	2.7	(0.04)%	0.88%	0.57%	0.28%	4%

10.22	2.36%	76.2	0.27%	1.30%	0.90%	0.67%	3%

10.23	2.49%	2.9	(0.13)%	1.67%	0.51%	1.03%	3%

10.13	1.53%	32.9	0.34%	2.04%	1.21%	1.17%	4%

10.14	1.66%	0.8	0.18%	2.14%	1.03%	1.29%	4%

(d) Computed on an annualized basis for periods less than one year.

(e) Since fund inception, June 30, 2005.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds
Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

TECHNOLOGY FUND
Class A Shares
Year Ended 10/31/2005	$3.28	$(0.01)	$0.21	$0.20	$--	$--	$--
Period Ended 10/31/2004(e)	3.20	(0.02)	0.10	0.08	--	--	--
Year Ended 4/30/2004	2.50	(0.03)	0.73	0.70	--	--	--
Year Ended 4/30/2003	3.15	(0.05)	(0.60)	(0.65)	--	--	--
Year Ended 4/30/2002	5.13	(0.06)	(1.92)	(1.98)	--	--	--
Year Ended 4/30/2001(f)	10.00	(0.05)	(4.82)	(4.87)	--	--	--
Class B Shares
Year Ended 10/31/2005	3.16	(0.03)	0.21	0.18	--	--	--
Period Ended 10/31/2004(e)	3.09	(0.03)	0.10	0.07	--	--	--
Year Ended 4/30/2004	2.43	(0.04)	0.70	0.66	--	--	--
Year Ended 4/30/2003	3.09	(0.06)	(0.60)	(0.66)	--	--	--
Year Ended 4/30/2002	5.10	(0.09)	(1.92)	(2.01)	--	--	--
Year Ended 4/30/2001(f)	10.00	(0.09)	(4.81)	(4.90)	--	--	--
Class I Shares
Year Ended 10/31/2005	3.42	0.01	0.22	0.23	--	--	--
Period Ended 10/31/2004(e)	3.32	(0.01)	0.11	0.10	--	--	--
Year Ended 4/30/2004	2.59	(0.02)	0.75	0.73	--	--	--
Year Ended 4/30/2003	3.22	(0.02)	(0.61)	(0.63)	--	--	--
Year Ended 4/30/2002	5.19	(0.03)	(1.94)	(1.97)	--	--	--
Year Ended 4/30/2001(f)	10.00	(0.02)	(4.79)	(4.81)	--	--	--

PARTNER SMALL CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2005(g)	10.00	(0.04)	0.32	0.28	--	--	--
Class I Shares
Year Ended 10/31/2005(g)	10.00	(0.02)	0.30	0.28	--	--	--

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$3.48	6.10%	$42.7	1.52%	(0.40)%	2.04%	(0.92)%	37%
3.28	2.50%	42.5	1.70%	(1.32)%	2.22%	(1.84)%	23%
3.20	28.00%	41.5	1.36%	(1.02)%	2.19%	(1.85)%	67%
2.50	(20.63)%	29.3	2.39%	(2.09)%	2.75%	(2.45)%	67%
3.15	(38.60)%	31.4	2.29%	(2.05)%	2.33%	(2.09)%	57%
5.13	(48.70)%	27.8	2.40%	(1.70)%	2.40%	(1.71)%	44%

3.34	5.70%	3.5	2.07%	(0.91)%	3.08%	(1.93)%	37%
3.16	2.27%	4.0	2.32%	(1.94)%	3.34%	(2.96)%	23%
3.09	27.16%	3.9	1.85%	(1.51)%	3.36%	(3.02)%	67%
2.43	(21.36)%	2.6	3.50%	(3.20)%	4.12%	(3.82)%	67%
3.09	(39.41)%	2.6	3.25%	(3.01)%	3.29%	(3.05)%	57%
5.10	(49.00)%	2.6	3.40%	(2.68)%	3.41%	(2.69)%	44%

3.65	6.73%	2.6	0.94%	0.24%	0.95%	0.22%	37%
3.42	3.01%	3.0	1.00%	(0.62)%	1.02%	(0.64)%	23%
3.32	28.19%	2.9	1.00%	(0.66)%	1.02%	(0.68)%	67%
2.59	(19.57)%	2.2	1.06%	(0.76)%	1.08%	(0.78)%	67%
3.22	(37.96)%	7.9	1.10%	(0.86)%	1.14%	(0.90)%	57%
5.19	(48.10)%	9.3	1.32%	(0.59)%	1.33%	(0.60)%	44%

10.28	2.80%	9.5	1.61%	(1.16)%	2.42%	(1.97)%	37%

10.28	2.80%	4.2	1.39%	(0.99)%	2.21%	(1.81)%	37%

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

(f) Since fund inception, July 1, 2000.

(g) Since fund inception, June 30, 2005.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

PARTNER SMALL CAP VALUE FUND
Class A Shares
Year Ended 10/31/2005	$14.27	$0.04	$1.61	$1.65	$(0.01)	$(1.85)	$(1.86)
Period Ended 10/31/2004(e)	13.58	0.01	1.02	1.03	--	(0.34)	(0.34)
Year Ended 4/30/2004	9.33	(0.05)	4.30	4.25	--	--	--
Year Ended 4/30/2003	11.65	(0.07)	(2.18)	(2.25)	--	(0.07)	(0.07)
Year Ended 4/30/2002 (f)	10.00	(0.05)	1.70	1.65	--	--	--
Class B Shares
Year Ended 10/31/2005	13.88	(0.10)	1.57	1.47	--	(1.85)	(1.85)
Period Ended 10/31/2004(e)	13.29	(0.06)	0.99	0.93	--	(0.34)	(0.34)
Year Ended 4/30/2004	9.21	(0.14)	4.22	4.08	--	--	--
Year Ended 4/30/2003	11.59	(0.12)	(2.19)	(2.31)	--	(0.07)	(0.07)
Year Ended 4/30/2002 (f)	10.00	(0.11)	1.70	1.59	--	--	--
Class I Shares
Year Ended 10/31/2005	14.67	0.13	1.67	1.80	(0.05)	(1.85)	(1.90)
Period Ended 10/31/2004(e)	13.90	0.05	1.06	1.11	--	(0.34)	(0.34)
Year Ended 4/30/2004	9.47	0.03	4.40	4.43	--	--	--
Year Ended 4/30/2003	11.71	--	(2.17)	(2.17)	--	(0.07)	(0.07)
Year Ended 4/30/2002 (f)	10.00	(0.05)	1.76	1.71	--	--	--

SMALL CAP STOCK FUND
Class A Shares
Year Ended 10/31/2005	16.39	(0.08)	2.30	2.22	--	(0.82)	(0.82)
Period Ended 10/31/2004(e)	16.39	(0.04)	0.99	0.95	--	(0.95)	(0.95)
Year Ended 4/30/2004	11.55	(0.11)	4.95	4.84	--	--	--
Year Ended 4/30/2003	14.82	(0.09)	(3.18)	(3.27)	--	--	--
Year Ended 4/30/2002	13.39	(0.09)	1.60	1.51	--	(0.08)	(0.08)
Year Ended 4/30/2001	14.60	(0.06)	1.05	0.99	--	(2.20)	(2.20)
Class B Shares
Year Ended 10/31/2005	15.11	(0.27)	2.16	1.89	--	(0.82)	(0.82)
Period Ended 10/31/2004(e)	15.26	(0.11)	0.91	0.80	--	(0.95)	(0.95)
Year Ended 4/30/2004	10.86	(0.26)	4.66	4.40	--	--	--
Year Ended 4/30/2003	14.08	(0.26)	(2.96)	(3.22)	--	--	--
Year Ended 4/30/2002	12.86	(0.24)	1.54	1.30	--	(0.08)	(0.08)
Year Ended 4/30/2001	14.24	(0.18)	1.00	0.82	--	(2.20)	(2.20)
Class I Shares
Year Ended 10/31/2005	17.21	0.02	2.44	2.46	--	(0.82)	(0.82)
Period Ended 10/31/2004(e)	17.12	(0.02)	1.06	1.04	--	(0.95)	(0.95)
Year Ended 4/30/2004	11.98	(0.01)	5.15	5.14	--	--	--
Year Ended 4/30/2003	15.26	(0.06)	(3.22)	(3.28)	--	--	--
Year Ended 4/30/2002	13.71	(0.01)	1.64	1.63	--	(0.08)	(0.08)
Year Ended 4/30/2001	14.80	0.01	1.10	1.11	--	(2.20)	(2.20)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$14.06	12.13%	$74.5	1.04%	0.26%	1.55%	(0.25)%	53%
14.27	7.60%	61.4	1.10%	0.61%	1.61%	0.10%	100%
13.58	45.55%	50.6	1.32%	(0.46)%	1.84%	(0.98)%	80%
9.33	(19.38)%	27.7	1.86%	(0.88)%	2.05%	(1.07)%	147%
11.65	16.50%	22.3	2.12%	(1.19)%	2.16%	(1.23)%	50%

13.50	11.03%	5.5	2.02%	(0.72)%	2.53%	(1.23)%	53%
13.88	7.01%	5.4	2.10%	(0.41)%	2.61%	(0.92)%	100%
13.29	44.30%	5.7	2.20%	(1.33)%	2.73%	(1.86)%	80%
9.21	(20.00)%	2.9	2.71%	(1.73)%	2.91%	(1.93)%	147%
11.59	15.90%	2.3	2.86%	(1.93)%	2.90%	(1.97)%	50%

14.57	12.92%	16.4	0.33%	0.97%	0.84%	0.46%	53%
14.67	8.01%	13.3	0.40%	1.32%	0.91%	0.81%	100%
13.90	46.78%	10.3	0.52%	0.34%	1.04%	(0.18)%	80%
9.47	(18.59)%	3.8	0.87%	0.10%	1.07%	(0.10)%	147%
11.71	17.10%	3.5	1.59%	(0.66)%	1.63%	(0.70)%	50%

17.79	13.81%	440.6	1.32%	(0.45)%	1.33%	(0.47)%	114%
16.39	5.88%	397.3	1.36%	(0.49)%	1.38%(g)	(0.51)%	52%
16.39	41.90%	379.5	1.38%	(0.71)%	1.40%	(0.73)%	106%
11.55	(22.06)%	266.7	1.47%	(0.78)%	1.49%	(0.80)%	97%
14.82	11.29%	344.3	1.36%	(0.69)%	1.37%	(0.70)%	59%
13.39	7.77%	258.6	1.40%	(0.54)%	1.41%	(0.54)%	123%

16.18	12.75%	20.5	2.32%	(1.47)%	2.34%	(1.49)%	114%
15.11	5.31%	25.1	2.39%	(1.52)%	2.41%	(1.54)%	52%
15.26	40.52%	25.3	2.42%	(1.75)%	2.44%	(1.77)%	106%
10.86	(22.87)%	21.1	2.45%	(1.75)%	2.47%	(1.77)%	97%
14.08	10.11%	33.8	2.39%	(1.72)%	2.41%	(1.74)%	59%
12.86	6.72%	31.2	2.39%	(1.52)%	2.40%	(1.53)%	123%

18.85	14.58%	21.1	0.72%	0.15%	0.74%	0.13%	114%
17.21	6.17%	11.6	0.73%	(0.24)%	0.75%(g)	(0.26)%	52%
17.12	42.90%	11.0	0.73%	(0.06)%	0.75%	(0.08)%	106%
11.98	(21.49)%	6.8	0.73%	(0.03)%	0.75%	(0.05)%	97%
15.26	11.90%	5.3	0.74%	(0.07)%	0.75%	(0.08)%	59%
13.71	8.53%	3.8	0.78%	0.11%	0.78%	0.10%	123%

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

(f) Since fund inception, July 17, 2001.

(g) Amount has been revised to correct a typographical error in the prior year annual report.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

SMALL CAP INDEX FUND
Class A Shares
Year Ended 10/31/2005	$12.63	$0.03	$1.74	$1.77	$(0.02)	$(0.10)	$(0.12)
Period Ended 10/31/2004(e)	12.26	0.02	0.85	0.87	--	(0.50)	(0.50)
Year Ended 4/30/2004	8.89	(0.01)	3.42	3.41	--	(0.04)	(0.04)
Year Ended 4/30/2003	11.42	(0.04)	(2.43)	(2.47)	--	(0.06)	(0.06)
Year Ended 4/30/2002	10.03	(0.07)	1.52	1.45	--	(0.06)	(0.06)
Year Ended 4/30/2001(f)	10.00	(0.07)	0.21	0.14	--	(0.11)	(0.11)

MID CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2005	12.75	(0.10)	1.94	1.84	--	--	--
Year Ended 10/31/2004	12.35	(0.02)	0.42	0.40	--	--	--
Year Ended 10/31/2003	9.50	(0.15)	3.00	2.85	--	--	--
Year Ended 10/31/2002	11.43	(0.13)	(1.80)	(1.93)	--	--	--
Year Ended 10/31/2001	18.29	(0.11)	(5.40)	(5.51)	--	(1.35)	(1.35)
Class B Shares
Year Ended 10/31/2005	12.05	(0.27)	1.86	1.59	--	--	--
Year Ended 10/31/2004	11.78	(0.19)	0.46	0.27	--	--	--
Year Ended 10/31/2003	9.13	(0.24)	2.89	2.65	--	--	--
Year Ended 10/31/2002	11.06	(0.13)	(1.80)	(1.93)	--	--	--
Year Ended 10/31/2001	17.87	(0.07)	(5.39)	(5.46)	--	(1.35)	(1.35)
Class I Shares
Year Ended 10/31/2005	13.39	0.01	2.04	2.05	--	--	--
Year Ended 10/31/2004	12.87	(0.01)	0.53	0.52	--	--	--
Year Ended 10/31/2003	9.79	(0.04)	3.12	3.08	--	--	--
Year Ended 10/31/2002	11.66	(0.01)	(1.86)	(1.87)	--	--	--
Year Ended 10/31/2001	18.49	0.04	(5.52)	(5.48)	--	(1.35)	(1.35)

PARTNER MID CAP VALUE FUND
Class A Shares
Year Ended 10/31/2005(e)	10.00	--	0.13	0.13	--	--	--
Class I Shares
Year Ended 10/31/2005(e)	10.00	0.01	0.13	0.14	--	--	--

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S /	S U P P L E M E N T A L	D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$14.28	14.05%	$46.9	0.95%	0.21%	1.18%	(0.02)%	17%
12.63	7.11%	35.4	0.95%	0.43%	1.37%	0.01%	17%
12.26	38.37%	34.4	1.04%	(0.13)%	1.25%	(0.34)%	18%
8.89	(21.69)%	20.5	1.35%	(0.44)%	1.40%	(0.49)%	18%
11.42	14.53%	21.6	1.51%	(0.77)%	1.51%	(0.77)%	18%
10.03	1.43%	13.3	1.86%	(1.03)%	1.86%	(1.03)%	36%

14.59	14.43%	269.0	1.26%	(0.71)%	1.28%	(0.72)%	146%
12.75	3.24%	250.7	1.36%	(0.95)%	1.36%	(0.95)%	154%
12.35	29.86%	113.1	1.88%	(1.51)%	1.94%	(1.57)%	76%
9.50	(16.80)%	86.2	1.54%	(1.17)%	1.89%	(1.52)%	55%
11.43	(32.17)%	107.7	1.41%	(0.73)%	1.69%	(1.01)%	137%

13.64	13.20%	36.1	2.31%	(1.75)%	2.44%	(1.88)%	146%
12.05	2.29%	45.0	2.32%	(1.91)%	2.32%(g)	(1.91)%	154%
11.78	29.03%	37.2	2.63%	(2.27)%	2.69%	(2.33)%	76%
9.13	(17.45)%	31.1	2.29%	(1.92)%	2.64%	(2.27)%	55%
11.06	(32.68)%	31.8	2.16%	(1.48)%	2.44%	(1.76)%	137%

15.44	15.31%	11.7	0.49%	0.07%	0.50%	0.06%	146%
13.39	4.04%	10.1	0.62%	(0.21)%	0.73%	(0.32)%	154%
12.87	31.46%	7.3	0.74%	(0.37)%	0.95%	(0.58)%	76%
9.79	(16.04)%	12.6	0.58%	(0.21)%	0.93%	(0.56)%	55%
11.66	(31.62)%	7.7	0.64%	0.04%	0.92%	(0.24)%	137%

10.13	1.30%	5.1	1.61%	0.08%	3.10%	(1.41)%	15%

10.14	1.40%	3.7	1.17%	0.43%	2.81%	(1.21)%	15%

(d) Computed on an annualized basis for periods less than one year.

(e) Since fund inception, June 30, 2005.

(f) Since fund inception, July 1, 2000.

(g) Amount has been revised to correct a typographical error in the prior year annual report.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

MID CAP STOCK FUND
Class A Shares
Year Ended 10/31/2005	$14.74	$--	$3.11	$3.11	$--	$--	$--
Period Ended 10/31/2004(e)	13.96	(0.02)	0.80	0.78	--	--	--
Year Ended 4/30/2004	10.74	(0.05)	3.27	3.22	--	--	--
Year Ended 4/30/2003	13.01	(0.02)	(2.25)	(2.27)	--	--	--
Year Ended 4/30/2002	14.73	(0.03)	(1.31)	(1.34)	--	(0.38)	(0.38)
Year Ended 4/30/2001	16.73	--	1.19	1.19	--	(3.19)	(3.19)
Class B Shares
Year Ended 10/31/2005	13.42	(0.19)	2.85	2.66	--	--	--
Period Ended 10/31/2004(e)	12.78	(0.09)	0.73	0.64	--	--	--
Year Ended 4/30/2004	9.95	(0.19)	3.02	2.83	--	--	--
Year Ended 4/30/2003	12.20	(0.18)	(2.07)	(2.25)	--	--	--
Year Ended 4/30/2002	14.00	(0.17)	(1.25)	(1.42)	--	(0.38)	(0.38)
Year Ended 4/30/2001	16.20	(0.12)	1.11	0.99	--	(3.19)	(3.19)
Class I Shares
Year Ended 10/31/2005	15.30	0.07	3.26	3.33	--	--	--
Period Ended 10/31/2004(e)	14.46	0.02	0.82	0.84	--	--	--
Year Ended 4/30/2004	11.06	0.03	3.37	3.40	--	--	--
Year Ended 4/30/2003	13.31	0.05	(2.30)	(2.25)	--	--	--
Year Ended 4/30/2002	14.98	0.03	(1.32)	(1.29)	--	(0.38)	(0.38)
Year Ended 4/30/2001	16.89	0.07	1.21	1.28	--	(3.19)	(3.19)

MID CAP INDEX FUND
Class A Shares
Year Ended 10/31/2005	11.86	0.08	1.91	1.99	(0.03)	(0.05)	(0.08)
Period Ended 10/31/2004(e)	11.48	0.01	0.37	0.38	--	--	--
Year Ended 4/30/2004	8.65	0.01	2.82	2.83	--	--	--
Year Ended 4/30/2003	10.71	--	(1.97)	(1.97)	--	(0.09)	(0.09)
Year Ended 4/30/2002	10.24	(0.03)	0.53	0.50	--	(0.03)	(0.03)
Year Ended 4/30/2001(f)	10.00	(0.04)	0.31	0.27	--	(0.03)	(0.03)

MID CAP INDEX FUND - I
Class I Shares
Year Ended 10/31/2005	11.85	0.10	1.88	1.98	(0.10)	(0.39)	(0.49)
Period Ended 10/31/2004(e)	11.79	0.05	0.33	0.38	--	(0.32)	(0.32)
Year Ended 4/30/2004	8.91	0.07	2.93	3.00	(0.06)	(0.06)	(0.12)
Year Ended 4/30/2003	11.23	0.08	(2.07)	(1.99)	(0.08)	(0.25)	(0.33)
Year Ended 4/30/2002	10.80	0.06	0.60	0.66	(0.07)	(0.16)	(0.23)
Year Ended 4/30/2001	10.90	0.08	0.57	0.65	(0.09)	(0.66)	(0.75)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$17.85	21.10%	$928.0	1.21%	(0.02)%	1.22%	(0.03)%	96%
14.74	5.59%	808.8	1.24%	(0.30)%	1.25%	(0.31)%	46%
13.96	29.98%	789.9	1.26%	(0.36)%	1.27%	(0.37)%	123%
10.74	(17.45)%	643.8	1.30%	(0.18)%	1.31%	(0.19)%	48%
13.01	(9.36)%	836.5	1.22%	(0.25)%	1.23%	(0.26)%	97%
14.73	7.26%	883.2	1.16%	0.02%	1.17%	0.01%	144%

16.08	19.82%	24.0	2.28%	(1.10)%	2.29%	(1.12)%	96%
13.42	5.01%	27.0	2.35%	(1.41)%	2.36%	(1.42)%	46%
12.78	28.44%	26.8	2.44%	(1.55)%	2.45%	(1.56)%	123%
9.95	(18.44)%	22.8	2.50%	(1.38)%	2.51%	(1.39)%	48%
12.20	(10.44)%	33.1	2.38%	(1.41)%	2.39%	(1.42)%	97%
14.00	6.18%	36.4	2.19%	(1.01)%	2.20%	(1.01)%	144%

18.63	21.76%	50.7	0.70%	0.51%	0.71%	0.49%	96%
15.30	5.81%	29.8	0.71%	0.23%	0.72%	0.22%	46%
14.46	30.74%	28.4	0.70%	0.20%	0.71%	0.19%	123%
11.06	(16.90)%	20.7	0.68%	0.44%	0.69%	0.43%	48%
13.31	(8.86)%	24.8	0.69%	0.28%	0.70%	0.27%	97%
14.98	7.68%	24.3	0.68%	0.50%	0.69%	0.50%	144%

13.77	16.80%	62.5	0.90%	0.62%	1.07%	0.45%	23%
11.86	3.33%	49.2	0.92%	(0.10)%	1.23%	(0.41)%	8%
11.48	32.72%	38.5	1.12%	0.09%	1.24%	(0.03)%	30%
8.65	(18.36)%	29.0	1.21%	(0.03)%	1.21%	(0.03)%	16%
10.71	4.94%	29.2	1.36%	(0.31)%	1.36%	(0.31)%	15%
10.24	2.73%	18.1	1.71%	(0.58)%	1.71%	(0.58)%	31%

13.34	17.00%	23.1	0.70%	0.80%	0.71%	0.80%	42%
11.85	3.22%	17.3	0.75%	0.46%	0.76%	0.45%	8%
11.79	33.71%	31.7	0.54%	0.68%	0.55%	0.67%	13%
8.91	(17.68)%	20.8	0.28%	0.89%	0.57%	0.60%	22%
11.23	6.23%	24.3	0.20%	0.84%	0.88%	0.16%	21%
10.80	6.13%	13.0	0.20%	0.90%	1.31%	(0.21)%	54%

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

(f) Since fund inception, July 1, 2000.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

PARTNER INTERNATIONAL STOCK FUND
Class A Shares
Year Ended 10/31/2005	$9.10	$0.11	$1.36	$1.47	$--	$--	$--
Year Ended 10/31/2004	8.19	0.02	0.93	0.95	(0.04)	--	(0.04)
Year Ended 10/31/2003	6.84	(0.02)	1.37	1.35	--	--	--
Year Ended 10/31/2002	8.00	(0.03)	(1.13)	(1.16)	--	--	--
Year Ended 10/31/2001	12.08	(0.04)	(3.06)	(3.10)	--	(0.98)	(0.98)
Class B Shares
Year Ended 10/31/2005	8.86	(0.02)	1.32	1.30	--	--	--
Year Ended 10/31/2004	8.00	(0.11)	0.97	0.86	--	--	--
Year Ended 10/31/2003	6.74	(0.08)	1.34	1.26	--	--	--
Year Ended 10/31/2002	7.94	(0.05)	(1.15)	(1.20)	--	--	--
Year Ended 10/31/2001	12.10	(0.05)	(3.11)	(3.16)	--	(1.00)	(1.00)
Class I Shares
Year Ended 10/31/2005	9.23	0.07	1.48	1.55	(0.01)	--	(0.01)
Year Ended 10/31/2004	8.31	(0.02)	1.07	1.05	(0.13)	--	(0.13)
Year Ended 10/31/2003	6.85	0.09	1.37	1.46	--	--	--
Year Ended 10/31/2002	7.95	0.05	(1.15)	(1.10)	--	--	--
Year Ended 10/31/2001	11.88	0.06	(3.04)	(2.98)	--	(0.95)	(0.95)

LARGE CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2005	4.45	0.02	0.43	0.45	--	--	--
Year Ended 10/31/2004	4.30	0.06	0.11	0.17	(0.02)	--	(0.02)
Year Ended 10/31/2003	3.58	(0.02)	0.74	0.72	--	--	--
Year Ended 10/31/2002	4.54	--	(0.96)	(0.96)	--	--	--
Year Ended 10/31/2001	7.44	(0.03)	(2.87)	(2.90)	--	--	--
Class B Shares
Year Ended 10/31/2005	4.25	(0.04)	0.43	0.39	--	--	--
Year Ended 10/31/2004	4.13	--	0.12	0.12	--	--	--
Year Ended 10/31/2003	3.46	(0.04)	0.71	0.67	--	--	--
Year Ended 10/31/2002	4.43	(0.04)	(0.93)	(0.97)	--	--	--
Year Ended 10/31/2001	7.32	(0.03)	(2.86)	(2.89)	--	--	--
Class I Shares
Year Ended 10/31/2005	4.69	0.02	0.50	0.52	(0.01)	--	(0.01)
Year Ended 10/31/2004	4.51	0.08	0.13	0.21	(0.03)	--	(0.03)
Year Ended 10/31/2003	3.69	0.04	0.78	0.82	--	--	--
Year Ended 10/31/2002	4.63	(0.01)	(0.93)	(0.94)	--	--	--
Year Ended 10/31/2001	7.51	0.02	(2.90)	(2.88)	--	--	--

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$10.57	16.18%	$304.8	1.44%	1.10%	1.45%	1.09%	43%
9.10	11.65%	243.7	1.70%	0.33%	1.70%	0.33%	126%
8.19	19.69%	59.8	2.46%	(0.27)%	2.58%	(0.39)%	27%
6.84	(14.51)%	54.6	2.15%	(0.39)%	2.38%	(0.62)%	22%
8.00	(27.80)%	72.6	1.93%	(0.38)%	2.13%	(0.58)%	30%

10.16	14.67%	16.1	2.62%	(0.13)%	2.63%	(0.14)%	43%
8.86	10.72%	19.5	2.79%	(0.76)%	2.79%	(0.76)%	126%
8.00	18.81%	10.8	3.21%	(1.01)%	3.33%	(1.13)%	27%
6.74	(15.20)%	10.3	2.90%	(1.14)%	3.23%	(1.37)%	22%
7.94	(28.27)%	10.8	2.68%	(1.13)%	2.88%	(1.33)%	30%

10.77	16.82%	61.1	0.76%	1.48%	0.77%	1.47%	43%
9.23	12.69%	13.1	1.08%	0.95%	1.18%	0.85%	126%
8.31	21.22%	10.3	1.24%	0.96%	1.49%	0.71%	27%
6.85	(13.76)%	13.2	1.16%	0.60%	1.39%	0.37%	22%
7.95	(27.16)%	15.1	1.12%	0.43%	1.32%	0.23%	30%

4.90	10.16%	130.9	0.87%	0.37%	1.68%	(0.44)%	106%
4.45	3.90%	83.6	0.51%	0.35%	1.68%	(0.82)%	100%
4.30	20.25%	28.0	1.40%	(0.41)%	2.56%	(1.57)%	111%
3.58	(21.23)%	21.6	1.89%	(1.02)%	2.54%	(1.67)%	59%
4.54	(39.01)%	24.8	1.47%	(0.54)%	2.11%	(1.18)%	14%

4.64	9.18%	15.8	2.05%	(0.69)%	2.86%	(1.50)%	106%
4.25	2.84%	17.7	1.39%	(0.53)%	2.60%	(1.74)%	100%
4.13	19.34%	10.6	2.15%	(1.16)%	3.31%	(2.32)%	111%
3.46	(21.82)%	7.9	2.64%	(1.77)%	3.29%	(2.42)%	59%
4.43	(39.47)%	7.3	2.22%	(1.29)%	2.86%	(1.93)%	14%

5.20	11.01%	31.3	0.07%	1.21%	0.89%	0.39%	106%
4.69	4.65%	8.9	(0.26)%	1.12%	0.90%	(0.04)%	100%
4.51	22.02%	3.1	0.03%	0.96%	1.24%	(0.25)%	111%
3.69	(20.17)%	4.6	0.62%	0.24%	1.27%	(0.41)%	59%
4.63	(38.40)%	3.2	0.46%	0.47%	1.10%	(0.17)%	14%

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

LARGE CAP VALUE FUND
Class A Shares
Year Ended 10/31/2005	$13.15	$0.17	$1.23	$1.40	$(0.06)	$--	$(0.06)
Year Ended 10/31/2004	11.79	0.20	1.34	1.54	(0.18)	--	(0.18)
Year Ended 10/31/2003	10.07	0.08	1.69	1.77	(0.05)	--	(0.05)
Year Ended 10/31/2002	12.20	0.05	(2.13)	(2.08)	(0.05)	--	(0.05)
Year Ended 10/31/2001	14.89	0.06	(2.71)	(2.65)	(0.04)	--	(0.04)
Class B Shares
Year Ended 10/31/2005	13.03	--	1.22	1.22	--	--	--
Year Ended 10/31/2004	11.66	(0.02)	1.43	1.41	(0.04)	--	(0.04)
Year Ended 10/31/2003	9.98	(0.01)	1.69	1.68	--	--	--
Year Ended 10/31/2002	12.14	--	(2.16)	(2.16)	--	--	--
Year Ended 10/31/2001	14.89	(0.01)	(2.74)	(2.75)	--	--	--
Class I Shares
Year Ended 10/31/2005	13.20	0.17	1.32	1.49	(0.09)	--	(0.09)
Year Ended 10/31/2004	11.92	0.34	1.28	1.62	(0.34)	--	(0.34)
Year Ended 10/31/2003	10.15	0.16	1.74	1.90	(0.13)	--	(0.13)
Year Ended 10/31/2002	12.28	0.11	(2.12)	(2.01)	(0.12)	--	(0.12)
Year Ended 10/31/2001	14.93	0.15	(2.71)	(2.56)	(0.09)	--	(0.09)

LARGE CAP STOCK FUND
Class A Shares
Year Ended 10/31/2005	23.93	0.24	1.91	2.15	(0.15)	--	(0.15)
Period Ended 10/31/2004(e)	29.15	0.04	0.21	0.25	(0.03)	(5.44)	(5.47)
Year Ended 4/30/2004	25.39	0.11	3.75	3.86	(0.10)	--	(0.10)
Year Ended 4/30/2003	29.84	0.10	(4.48)	(4.38)	(0.07)	--	(0.07)
Year Ended 4/30/2002	34.82	0.05	(4.86)	(4.81)	(0.09)	(0.08)	(0.17)
Year Ended 4/30/2001	38.67	0.19	(1.74)	(1.55)	(0.16)	(2.14)	(2.30)
Class B Shares
Year Ended 10/31/2005	22.21	0.03	1.76	1.79	--	--	--
Period Ended 10/31/2004(e)	27.55	(0.08)	0.18	0.10	--	(5.44)	(5.44)
Year Ended 4/30/2004	24.19	(0.23)	3.59	3.36	--	--	--
Year Ended 4/30/2003	28.67	(0.28)	(4.20)	(4.48)	--	--	--
Year Ended 4/30/2002	33.71	(0.27)	(4.69)	(4.96)	--	(0.08)	(0.08)
Year Ended 4/30/2001	37.71	(0.15)	(1.71)	(1.86)	--	(2.14)	(2.14)
Class I Shares
Year Ended 10/31/2005	24.06	0.33	1.95	2.28	(0.21)	--	(0.21)
Period Ended 10/31/2004(e)	29.24	0.07	0.24	0.31	(0.05)	(5.44)	(5.49)
Year Ended 4/30/2004	25.46	0.23	3.77	4.00	(0.22)	--	(0.22)
Year Ended 4/30/2003	29.90	0.21	(4.47)	(4.26)	(0.18)	--	(0.18)
Year Ended 4/30/2002	34.88	0.18	(4.88)	(4.70)	(0.20)	(0.08)	(0.28)
Year Ended 4/30/2001	38.72	0.33	(1.73)	(1.40)	(0.30)	(2.14)	(2.44)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$14.49	10.64%	$321.2	1.03%	1.15%	1.04%	1.14%	53%
13.15	13.12%	290.0	0.88%	1.05%	1.09%	0.84%	51%
11.79	17.72%	28.4	1.28%	0.71%	2.06%	(0.07)%	64%
10.07	(17.22)%	22.9	1.37%	0.48%	2.02%	(0.17)%	109%
12.20	(17.86)%	20.6	1.23%	0.44%	1.85%	(0.18)%	35%

14.25	9.36%	16.9	2.21%	0.00%	2.23%	(0.02)%	53%
13.03	12.10%	19.3	1.70%	0.22%(f)	2.23%(f)	(0.31)%(f)	51%
11.66	16.78%	9.1	2.03%	(0.05)%	2.81%	(0.83)%	64%
9.98	(17.79)%	7.0	2.12%	(0.27)%	2.77%	(0.92)%	109%
12.14	(18.47)%	5.3	1.98%	(0.31)%	2.60%	(0.93)%	35%

14.60	11.29%	48.1	0.51%	1.60%	0.53%	1.59%	53%
13.20	13.71%	19.8	0.33%	1.59%(f)	0.61%(f)	1.31%(f)	51%
11.92	18.99%	3.1	0.21%	1.77%	1.09%	0.89%	64%
10.15	(16.51)%	4.1	0.50%	1.35%	1.15%	0.70%	109%
12.28	(17.19)%	3.4	0.49%	1.18%	1.11%	0.56%	35%

25.93	9.00%	3,332.0	1.00%	0.93%	1.01%	0.92%	46%
23.93	1.27%	3,435.1	1.02%	0.41%	1.02%(f)	0.41%	43%
29.15	15.23%	2,807.4	1.01%	0.37%	1.01%	0.37%	22%
25.39	(14.66)%	2,598.2	1.02%	0.38%	1.02%	0.38%	5%
29.84	(13.86)%	3,385.5	0.95%	0.16%	0.95%	0.16%	3%
34.82	(4.19)%	3,912.5	0.91%	0.52%	0.91%	0.52%	13%

24.00	8.06%	91.9	1.89%	0.11%	2.22%	(0.22)%	46%
22.21	0.72%	122.9	2.00%	(0.57)%	2.23%(f)	(0.80)%	43%
27.55	13.89%	75.3	2.17%	(0.79)%	2.17%	(0.79)%	22%
24.19	(15.63)%	81.2	2.16%	(0.75)%	2.16%	(0.75)%	5%
28.67	(14.73)%	126.4	1.97%	(0.86)%	1.97%	(0.86)%	3%
33.71	(5.14)%	154.1	1.88%	(0.44)%	1.88%	(0.44)%	13%

26.13	9.47%	146.0	0.55%	1.33%	0.56%	1.33%	46%
24.06	1.50%	112.3	0.57%	0.65%	0.57%(f)	0.65%	43%
29.24	15.76%	84.9	0.57%	0.82%	0.57%	0.82%	22%
25.46	(14.24)%	68.2	0.55%	0.85%	0.55%	0.85%	5%
29.90	(13.53)%	65.9	0.55%	0.56%	0.55%	0.56%	3%
34.88	(3.82)%	91.8	0.54%	0.90%	0.54%	0.90%	13%

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

(f) Amount has been revised to correct a typographical error in the prior year annual report.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

LARGE CAP INDEX FUND
Class A Shares
Year Ended 10/31/2005	$7.78	$0.12	$0.53	$0.65	$(0.08)	$--	$(0.08)
Period Ended 10/31/2004(e)	7.61	0.04	0.16	0.20	(0.03)	--	(0.03)
Year Ended 4/30/2004	6.30	0.08	1.31	1.39	(0.08)	--	(0.08)
Year Ended 10/31/2003	7.32	0.05	(1.05)	(1.00)	(0.02)	--	(0.02)
Year Ended 10/31/2002	8.49	--	(1.17)	(1.17)	--	--	--
Year Ended 10/31/2001(f)	10.00	(0.01)	(1.50)	(1.51)	--	--	--

LARGE CAP INDEX FUND - I
Class I Shares
Year Ended 10/31/2005	7.76	0.13	0.52	0.65	(0.12)	--	(0.12)
Period Ended 10/31/2004(e)	7.55	0.05	0.16	0.21	--	--	--
Year Ended 4/30/2004	6.31	0.15	1.24	1.39	(0.15)	--	(0.15)
Year Ended 4/30/2003	7.38	0.08	(1.07)	(0.99)	(0.08)	--	(0.08)
Year Ended 4/30/2002	8.56	0.05	(1.18)	(1.13)	(0.05)	--	(0.05)
Year Ended 4/30/2001	9.95	0.09	(1.40)	(1.31)	(0.08)	--	(0.08)

BALANCED FUND
Class A Shares
Year Ended 10/31/2005	11.81	0.20	0.57	0.77	(0.22)	(0.18)	(0.40)
Period Ended 10/31/2004(e)	11.65	0.09	0.17	0.26	(0.10)	--	(0.10)
Year Ended 4/30/2004	10.75	0.17	0.92	1.09	(0.19)	--	(0.19)
Year Ended 4/30/2003	11.52	0.19	(0.76)	(0.57)	(0.20)	--	(0.20)
Year Ended 4/30/2002	12.41	0.26	(0.88)	(0.62)	(0.27)	--	(0.27)
Year Ended 4/30/2001	12.41	0.38	--	0.38	(0.38)	--	(0.38)

Class B Shares
Year Ended 10/31/2005	11.76	0.09	0.56	0.65	(0.10)	(0.18)	(0.28)
Period Ended 10/31/2004(e)	11.60	0.03	0.17	0.20	(0.04)	--	(0.04)
Year Ended 4/30/2004	10.70	0.06	0.92	0.98	(0.08)	--	(0.08)
Year Ended 4/30/2003	11.47	0.11	(0.76)	(0.65)	(0.12)	--	(0.12)
Year Ended 4/30/2002	12.35	0.15	(0.87)	(0.72)	(0.16)	--	(0.16)
Year Ended 4/30/2001	12.35	0.26	--	0.26	(0.26)	--	(0.26)

Class I Shares
Year Ended 10/31/2005	11.80	0.26	0.56	0.82	(0.27)	(0.18)	(0.45)
Period Ended 10/31/2004(e)	11.64	0.12	0.17	0.29	(0.13)	--	(0.13)
Year Ended 4/30/2004	10.74	0.22	0.93	1.15	(0.25)	--	(0.25)
Year Ended 4/30/2003	11.51	0.21	(0.73)	(0.52)	(0.25)	--	(0.25)
Year Ended 4/30/2002	12.39	0.30	(0.86)	(0.56)	(0.32)	--	(0.32)
Year Ended 4/30/2001	12.40	0.42	--	0.42	(0.43)	--	(0.43)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$8.35	8.33%	$94.3	0.60%	1.49%	0.94%	1.15%	9%
7.78	2.62%	76.3	0.57%	0.64%	1.08%	0.13%	5%
7.61	22.09%	51.2	0.41%	1.28%	1.17%	0.52%	6%
6.30	(13.58)%	27.8	0.93%	0.86%	1.18%	0.61%	16%
7.32	(13.78)%	30.2	1.29%	0.08%	1.29%	0.08%	4%
8.49	(15.10)%	21.1	1.46%	(0.20)%	1.46%	(0.20)%	9%

8.29	8.39%	31.5	0.50%	1.61%	0.51%	1.61%	11%
7.76	2.78%	29.4	0.54%	1.19%	0.55%(g)	1.18%	4%
7.55	22.00%	28.7	0.54%	1.21%	0.55%	1.20%	27%
6.31	(13.36)%	62.1	0.24%	1.55%	0.36%	1.43%	23%
7.38	(13.22)%	63.0	0.20%	1.17%	0.49%	0.88%	3%
8.56	(13.18)%	26.6	0.20%	0.97%	0.69%	0.49%	9%

12.18	6.56%	276.1	1.07%	1.62%	1.09%	1.60%	231%
11.81	2.21%	278.5	1.07%	1.49%	1.08%	1.48%	114%
11.65	10.22%	278.0	1.06%	1.48%	1.07%	1.47%	194%
10.75	(4.90)%	260.8	1.05%	1.77%	1.07%	1.75%	69%
11.52	(5.02)%	305.6	0.99%	2.19%	1.02%	2.16%	76%
12.41	3.10%	291.7	0.98%	3.07%	1.02%	3.03%	83%

12.13	5.54%	13.3	2.02%	0.72%	2.04%	0.70%	231%
11.76	1.71%	17.6	2.03%	0.53%	2.04%	0.52%	114%
11.60	9.22%	18.6	2.02%	0.52%	2.03%	0.51%	194%
10.70	(5.68)%	19.3	1.84%	0.97%	1.86%	0.95%	60%
11.47	(5.83)%	22.3	1.89%	1.29%	1.92%	1.26%	76%
12.35	2.13%	21.1	1.94%	2.11%	1.98%	2.07%	83%

12.17	7.07%	98.4	0.59%	2.11%	0.62%	2.09%	231%
11.80	2.47%	108.5	0.60%	1.97%	0.61%	1.96%	114%
11.64	10.75%	111.2	0.59%	1.96%	0.60%	1.95%	194%
10.74	(4.45)%	107.8	0.56%	2.26%	0.57%	2.25%	69%
11.51	(4.65)%	3.7	0.58%	2.60%	0.62%	2.56%	76%
12.39	3.50%	3.4	0.59%	3.46%	0.63%	3.43%	83%

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

(f) Since fund inception, July 1, 2000.

(g) Amount has been revised to correct a typographical error in the prior year annual report.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

HIGH YIELD FUND
Class A Shares
Year Ended 10/31/2005	$5.24	$0.38	$(0.20)	$0.18	$(0.39)	$--	$(0.39)
Year Ended 10/31/2004	5.07	0.40	0.16	0.56	(0.39)	--	(0.39)
Year Ended 10/31/2003	4.23	0.41	0.82	1.23	(0.39)	--	(0.39)
Year Ended 10/31/2002	5.22	0.53	(1.00)	(0.47)	(0.52)	--	(0.52)
Year Ended 10/31/2001	6.72	0.69	(1.42)	(0.73)	(0.77)	--	(0.77)
Class B Shares
Year Ended 10/31/2005	5.24	0.34	(0.21)	0.13	(0.35)	--	(0.35)
Year Ended 10/31/2004	5.07	0.36	0.16	0.52	(0.35)	--	(0.35)
Year Ended 10/31/2003	4.23	0.37	0.82	1.19	(0.35)	--	(0.35)
Year Ended 10/31/2002	5.22	0.50	(1.01)	(0.51)	(0.48)	--	(0.48)
Year Ended 10/31/2001	6.72	0.65	(1.43)	(0.78)	(0.72)	--	(0.72)
Class I Shares
Year Ended 10/31/2005	5.24	0.41	(0.21)	0.20	(0.41)	--	(0.41)
Year Ended 10/31/2004	5.07	0.42	0.16	0.58	(0.41)	--	(0.41)
Year Ended 10/31/2003	4.23	0.42	0.83	1.25	(0.41)	--	(0.41)
Year Ended 10/31/2002	5.22	0.55	(1.01)	(0.46)	(0.53)	--	(0.53)
Year Ended 10/31/2001	6.73	0.72	(1.45)	(0.73)	(0.78)	--	(0.78)

HIGH YIELD FUND II
Class A Shares
Year Ended 10/31/2005	6.71	0.46	(0.27)	0.19	(0.49)	--	(0.49)
Period Ended 10/31/2004(e)	6.54	0.22	0.18	0.40	(0.23)	--	(0.23)
Year Ended 4/30/2004	6.27	0.46	0.28	0.74	(0.47)	--	(0.47)
Year Ended 4/30/2003	6.19	0.50	0.08	0.58	(0.50)	--	(0.50)
Year Ended 4/30/2002	6.76	0.54	(0.56)	(0.02)	(0.55)	--	(0.55)
Year Ended 4/30/2001	7.44	0.63	(0.68)	(0.05)	(0.63)	--	(0.63)
Class B Shares
Year Ended 10/31/2005	6.72	0.40	(0.28)	0.12	(0.43)	--	(0.43)
Period Ended 10/31/2004(e)	6.54	0.19	0.19	0.38	(0.20)	--	(0.20)
Year Ended 4/30/2004	6.27	0.40	0.28	0.68	(0.41)	--	(0.41)
Year Ended 4/30/2003	6.19	0.45	0.08	0.53	(0.45)	--	(0.45)
Year Ended 4/30/2002	6.76	0.49	(0.56)	(0.07)	(0.50)	--	(0.50)
Year Ended 4/30/2001	7.44	0.58	(0.68)	(0.10)	(0.58)	--	(0.58)
Class I Shares
Year Ended 10/31/2005	6.71	0.49	(0.27)	0.22	(0.52)	--	(0.52)
Period Ended 10/31/2004(e)	6.54	0.24	0.18	0.42	(0.25)	--	(0.25)
Year Ended 4/30/2004	6.27	0.48	0.29	0.77	(0.50)	--	(0.50)
Year Ended 4/30/2003	6.19	0.51	0.09	0.60	(0.52)	--	(0.52)
Year Ended 4/30/2002	6.76	0.56	(0.57)	(0.01)	(0.56)	--	(0.56)
Year Ended 4/30/2001	7.43	0.65	(0.67)	(0.02)	(0.65)	--	(0.65)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$5.03	3.54%	$563.0	0.87%	7.45%	0.88%	7.43%	54%
5.24	11.53%	603.1	0.89%	7.80%	0.89%	7.80%	73%
5.07	30.00%	579.8	1.02%	8.70%	1.02%	8.70%	96%
4.23	(9.91)%	488.8	1.03%	10.49%	1.03%	10.49%	77%
5.22	(11.49)%	607.9	0.99%	11.62%	1.00%	11.61%	65%

5.02	2.45%	23.4	1.73%	6.57%	1.91%	6.39%	54%
5.24	10.66%	33.1	1.70%	7.00%	1.74%(f)	6.96%	73%
5.07	29.03%	36.3	1.77%	7.95%	1.77%	7.95%	96%
4.23	(10.58)%	34.9	1.78%	9.74%	1.78%	9.74%	77%
5.22	(12.14)%	37.8	1.74%	10.87%	1.75%	10.86%	65%

5.03	3.97%	15.2	0.46%	7.88%	0.47%	7.87%	54%
5.24	11.98%	10.1	0.49%	8.21%	0.60%(f)	8.10%	73%
5.07	30.57%	10.8	0.57%	9.15%	0.69%	9.03%	96%
4.23	(9.60)%	10.9	0.69%	10.83%	0.69%	10.83%	77%
5.22	(11.34)%	12.5	0.67%	11.95%	0.68%	11.94%	65%

6.41	2.91%	124.3	0.95%	6.99%	1.13%	6.82%	57%
6.71	6.32%	138.9	1.07%	6.82%	1.14%	6.75%	55%
6.54	12.08%	135.1	1.10%	6.98%	1.10%	6.98%	91%
6.27	10.59%	117.4	0.93%	8.72%	1.03%	8.62%	103%
6.19	(0.26)%	118.6	1.00%	8.41%	1.17%	8.24%	72%
6.76	(0.81)%	121.0	1.00%	9.06%	1.08%	8.98%	106%

6.41	1.74%	4.1	1.95%	6.02%	2.12%	5.85%	57%
6.72	5.95%	5.9	2.05%	5.84%	2.11%	5.78%	55%
6.54	11.06%	6.1	2.01%	6.07%	2.01%	6.07%	91%
6.27	9.61%	6.0	1.84%	7.81%	2.01%	7.64%	103%
6.19	(1.02)%	8.2	1.74%	7.67%	1.93%	7.48%	72%
6.76	(1.53)%	9.7	1.73%	8.33%	1.99%	8.08%	106%

6.41	3.36%	4.3	0.50%	7.42%	0.67%	7.25%	57%
6.71	6.56%	4.3	0.61%	7.28%	0.68%	7.21%	55%
6.54	12.56%	3.8	0.67%	7.41%	0.67%	7.41%	91%
6.27	10.88%	3.3	0.67%	8.98%	0.67%	8.98%	103%
6.19	0.05%	2.7	0.68%	8.73%	0.68%	8.73%	72%
6.76	(0.34)%	2.2	0.67%	9.34%	0.67%	9.34%	106%

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

(f) Amount has been revised to correct a typographical error in the prior year annual report.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

MUNICIPAL BOND FUND
Class A Shares
Year Ended 10/31/2005	$11.56	$0.50	$(0.25)	$0.25	$(0.50)	$--	$(0.50)
Year Ended 10/31/2004	11.53	0.50	0.12	0.62	(0.53)	(0.06)	(0.59)
Year Ended 10/31/2003	11.61	0.54	(0.05)	0.49	(0.56)	(0.01)	(0.57)
Year Ended 10/31/2002	11.58	0.54	0.01	0.55	(0.52)	--	(0.52)
Year Ended 10/31/2001	10.99	0.55	0.60	1.15	(0.56)	--	(0.56)
Class B Shares
Year Ended 10/31/2005	11.55	0.42	(0.25)	0.17	(0.42)	--	(0.42)
Year Ended 10/31/2004	11.52	0.44	0.09	0.53	(0.44)	(0.06)	(0.50)
Year Ended 10/31/2003	11.61	0.45	(0.06)	0.39	(0.47)	(0.01)	(0.48)
Year Ended 10/31/2002	11.59	0.46	0.01	0.47	(0.45)	--	(0.45)
Year Ended 10/31/2001	10.99	0.48	0.60	1.08	(0.48)	--	(0.48)
Class I Shares
Year Ended 10/31/2005	11.55	0.53	(0.24)	0.29	(0.53)	--	(0.53)
Year Ended 10/31/2004	11.53	0.53	0.11	0.64	(0.56)	(0.06)	(0.62)
Year Ended 10/31/2003	11.61	0.58	(0.05)	0.53	(0.60)	(0.01)	(0.61)
Year Ended 10/31/2002	11.58	0.57	0.01	0.58	(0.55)	--	(0.55)
Year Ended 10/31/2001	10.99	0.56	0.61	1.17	(0.58)	--	(0.58)

INCOME FUND
Class A Shares
Year Ended 10/31/2005	8.86	0.37	(0.30)	0.07	(0.37)	--	(0.37)
Year Ended 10/31/2004	8.73	0.35	0.13	0.48	(0.35)	--	(0.35)
Year Ended 10/31/2003	8.34	0.34	0.40	0.74	(0.35)	--	(0.35)
Year Ended 10/31/2002	8.71	0.41	(0.38)	0.03	(0.40)	--	(0.40)
Year Ended 10/31/2001	8.19	0.48	0.56	1.04	(0.52)	--	(0.52)
Class B Shares
Year Ended 10/31/2005	8.84	0.30	(0.30)	--	(0.30)	--	(0.30)
Year Ended 10/31/2004	8.71	0.29	0.12	0.41	(0.28)	--	(0.28)
Year Ended 10/31/2003	8.32	0.27	0.41	0.68	(0.29)	--	(0.29)
Year Ended 10/31/2002	8.70	0.35	(0.40)	(0.05)	(0.33)	--	(0.33)
Year Ended 10/31/2001	8.17	0.42	0.57	0.99	(0.46)	--	(0.46)
Class I Shares
Year Ended 10/31/2005	8.85	0.40	(0.29)	0.11	(0.41)	--	(0.41)
Year Ended 10/31/2004	8.75	0.39	0.10	0.49	(0.39)	--	(0.39)
Year Ended 10/31/2003	8.34	0.37	0.43	0.80	(0.39)	--	(0.39)
Year Ended 10/31/2002	8.71	0.44	(0.39)	0.05	(0.42)	--	(0.42)
Year Ended 10/31/2001	8.19	0.50	0.57	1.07	(0.55)	--	(0.55)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S /	S U P P L E M E N T A L	D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

11.56	5.47%	1,264.1	0.73%	4.53%	0.73%	4.53%	12%
11.53	4.37%	641.7	0.72%	4.62%	0.72%	4.62%	6%
11.61	4.91%	645.4	0.73%	4.69%	0.73%	4.69%	13%
11.58	10.78%	609.5	0.72%	4.90%	0.73%	4.89%	5%

11.30	1.46%	28.9	1.47%	3.61%	1.60%	3.48%	8%
11.55	4.72%	34.0	1.46%	3.81%	1.51%	3.76%	12%
11.52	3.48%	24.2	1.47%	3.88%	1.47%	3.88%	6%
11.61	4.15%	22.3	1.48%	3.94%	1.48%	3.94%	13%
11.59	9.99%	15.3	1.47%	4.15%	1.48%	4.14%	5%

11.31	2.56%	8.4	0.48%	4.64%	0.48%	4.64%	8%
11.55	5.70%	5.1	0.44%	4.83%	0.52%	4.75%	12%
11.53	4.67%	2.6	0.44%	4.90%	0.56%	4.78%	6%
11.61	5.08%	3.2	0.57%	4.85%	0.57%	4.85%	13%
11.58	10.95%	2.6	0.56%	5.05%	0.57%	5.04%	5%

8.56	0.82%	532.3	0.80%	4.22%	0.81%	4.20%	245%
8.86	5.64%	575.2	0.82%	4.04%	0.82%(e)	4.04%	203%
8.73	9.05%	608.7	0.87%	3.88%	0.88%	3.87%	312%
8.34	0.25%	629.3	0.84%	4.87%	0.89%	4.82%	170%
8.71	13.25%	657.3	0.83%	5.66%	0.88%	5.61%	175%

8.54	(0.02)%	19.2	1.63%	3.38%	1.94%	3.07%	245%
8.84	4.83%	25.4	1.60%	3.25%	1.68%	3.17%	203%
8.71	8.25%	30.3	1.62%	3.13%	1.63%	3.12%	312%
8.32	(0.49)%	31.7	1.59%	4.12%	1.64%	4.07%	170%
8.70	12.45%	25.3	1.58%	4.91%	1.63%	4.86%	175%

8.55	1.22%	46.7	0.40%	4.64%	0.41%	4.62%	245%
8.85	5.94%	29.0	0.43%	4.43%	0.54%	4.32%	203%
8.75	9.49%	25.2	0.47%	4.28%	0.60%	4.15%	312%
8.34	0.65%	40.1	0.55%	5.15%	0.60%	5.10%	170%
8.71	13.43%	39.1	0.56%	5.94%	0.61%	5.89%	175%

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Amount has been revised to correct a typographical error in the prior year annual report.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations				from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

CORE BOND FUND
Class A Shares
Year Ended 10/31/2005	$10.27	$0.39	$(0.36)	$0.03	$(0.41)	$--	$(0.41)
Period Ended 10/31/2004(e)	10.14	0.20	0.16	0.36	(0.22)	(0.01)	(0.23)
Year Ended 4/30/2004	10.31	0.40	(0.12)	0.28	(0.45)	--	(0.45)
Year Ended 4/30/2003	9.82	0.42	0.52	0.94	(0.45)	--	(0.45)
Year Ended 4/30/2002	9.80	0.56	0.02	0.58	(0.56)	--	(0.56)
Year Ended 4/30/2001	9.32	0.61	0.48	1.09	(0.61)	--	(0.61)
Class B Shares
Year Ended 10/31/2005	10.27	0.29	(0.35)	(0.06)	(0.31)	--	(0.31)
Period Ended 10/31/2004(e)	10.15	0.15	0.15	0.30	(0.17)	(0.01)	(0.18)
Year Ended 4/30/2004	10.32	0.30	(0.12)	0.18	(0.35)	--	(0.35)
Year Ended 4/30/2003	9.82	0.33	0.53	0.86	(0.36)	--	(0.36)
Year Ended 4/30/2002	9.80	0.47	0.02	0.49	(0.47)	--	(0.47)
Year Ended 4/30/2001	9.32	0.52	0.48	1.00	(0.52)	--	(0.52)
Class I Shares
Year Ended 10/31/2005	10.27	0.43	(0.34)	0.09	(0.46)	--	(0.46)
Period Ended 10/31/2004(e)	10.15	0.22	0.15	0.37	(0.24)	(0.01)	(0.25)
Year Ended 4/30/2004	10.31	0.44	(0.11)	0.33	(0.49)	--	(0.49)
Year Ended 4/30/2003	9.82	0.46	0.52	0.98	(0.49)	--	(0.49)
Year Ended 4/30/2002	9.80	0.60	0.02	0.62	(0.60)	--	(0.60)
Year Ended 4/30/2001	9.32	0.66	0.48	1.14	(0.66)	--	(0.66)

LIMITED MATURITY BOND FUND
Class A Shares
Year Ended 10/31/2005	12.91	0.41	(0.30)	0.11	(0.41)	(0.03)	(0.44)
Year Ended 10/31/2004	13.06	0.35	(0.03)	0.32	(0.35)	(0.12)	(0.47)
Year Ended 10/31/2003	12.75	0.36	0.31	0.67	(0.36)	--	(0.36)
Year Ended 10/31/2002	13.14	0.46	(0.14)	0.32	(0.46)	(0.25)	(0.71)
Year Ended 10/31/2001	12.41	0.65	0.78	1.43	(0.65)	(0.05)	(0.70)
Class B Shares
Year Ended 10/31/2005	12.92	0.41	(0.30)	0.11	(0.41)	(0.03)	(0.44)
Year Ended 10/31/2004	13.06	0.33	(0.02)	0.31	(0.33)	(0.12)	(0.45)
Year Ended 10/31/2003	12.75	0.34	0.31	0.65	(0.34)	--	(0.34)
Year Ended 10/31/2002	13.14	0.46	(0.14)	0.32	(0.46)	(0.25)	(0.71)
Year Ended 10/31/2001	12.41	0.65	0.78	1.43	(0.65)	(0.05)	(0.70)
Class I Shares
Year Ended 10/31/2005	12.91	0.47	(0.30)	0.17	(0.47)	(0.03)	(0.50)
Year Ended 10/31/2004	13.05	0.39	(0.02)	0.37	(0.39)	(0.12)	(0.51)
Year Ended 10/31/2003	12.74	0.40	0.31	0.71	(0.40)	--	(0.40)
Year Ended 10/31/2002	13.14	0.50	(0.15)	0.35	(0.50)	(0.25)	(0.75)
Year Ended 10/31/2001	12.41	0.69	0.78	1.47	(0.69)	(0.05)	(0.74)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$9.89	0.31%	$421.2	0.91%	3.84%	0.94%	3.82%	368%
10.27	3.58%	457.1	0.92%	3.84%	0.93%	3.83%	167%
10.14	2.74%	460.5	0.88%	3.86%	0.89%	3.85%	463%
10.31	9.79%	526.5	0.85%	4.19%	0.86%	4.18%	149%
9.82	6.01%	451.5	0.81%	5.54%	0.88%	5.47%	160%
9.80	12.08%	353.5	0.81%	6.38%	0.91%	6.27%	172%

9.90	(0.58)%	10.8	1.91%	2.86%	1.93%	2.84%	368%
10.27	2.97%	13.3	1.91%	2.84%	1.92%	2.83%	167%
10.15	1.75%	13.4	1.86%	2.89%	1.87%	2.88%	463%
10.32	8.91%	13.2	1.77%	3.28%	1.78%	3.27%	149%
9.82	5.03%	7.9	1.73%	4.64%	1.80%	4.57%	160%
9.80	11.04%	4.6	1.73%	5.45%	1.83%	5.35%	172%

9.90	0.84%	52.9	0.49%	4.17%	0.51%	4.15%	368%
10.27	3.69%	36.3	0.50%	4.25%	0.51%	4.24%	167%
10.15	3.25%	34.5	0.49%	4.26%	0.50%	4.25%	463%
10.31	10.20%	29.2	0.47%	4.57%	0.48%	4.56%	149%
9.82	6.42%	22.9	0.39%	5.93%	0.46%	5.86%	160%
9.80	12.55%	55.6	0.39%	6.79%	0.49%	6.69%	172%

12.58	0.89%	131.3	0.86%	3.25%	0.88%	3.24%	295%
12.91	2.52%	119.4	0.75%	2.71%	0.89%	2.57%	230%
13.06	5.30%	90.4	0.74%	2.78%	0.96%	2.56%	297%
12.75	2.51%	73.9	0.75%	3.56%	1.05%	3.26%	288%
13.14	11.89%	39.1	0.81%	5.02%	1.08%	4.75%	290%

12.59	0.87%	2.0	0.89%	3.21%	0.93%	3.17%	295%
12.92	2.45%	2.1	0.88%	2.59%	0.88%	2.59%	230%
13.06	5.14%	6.2	0.91%	2.61%	0.96%	2.56%	297%
12.75	2.51%	5.8	0.75%	3.56%	1.05%	3.26%	288%
13.14	11.89%	5.4	0.81%	5.02%	1.08%	4.75%	290%

12.58	1.36%	37.4	0.41%	3.78%	0.42%	3.77%	295%
12.91	2.90%	9.8	0.45%	3.01%	0.57%	2.89%	230%
13.05	5.62%	14.7	0.46%	3.07%	0.64%	2.89%	297%
12.74	2.77%	14.0	0.42%	3.89%	0.72%	3.59%	288%
13.14	12.22%	11.5	0.51%	5.32%	0.78%	5.05%	290%

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(a)	Operations	Income	Investments	Distributions

MONEY MARKET FUND
Class A Shares
Year Ended 10/31/2005	$1.00	$0.02	$--	$0.02	$(0.02)	$--	$(0.02)
Period Ended 10/31/2004(d)	1.00	(0.001)	0.004	0.003	(0.003)	--	(0.003)
Year Ended 4/30/2004	1.00	0.003	--	0.003	(0.003)	--	(0.003)
Year Ended 4/30/2003	1.00	0.01	--	0.01	(0.01)	--	(0.01)
Year Ended 4/30/2002	1.00	0.02	--	0.02	(0.02)	--	(0.02)
Year Ended 4/30/2001	1.00	0.05	--	0.05	(0.05)	--	(0.05)
Class B Shares
Year Ended 10/31/2005	1.00	0.02	--	0.02	(0.02)	--	(0.02)
Period Ended 10/31/2004(d)	1.00	0.002	--	0.002	(0.002)	--	(0.002)
Year Ended 4/30/2004	1.00	0.001	--	0.001	(0.001)	--	(0.001)
Year Ended 4/30/2003	1.00	0.003	--	0.003	(0.003)	--	(0.003)
Year Ended 4/30/2002	1.00	0.01	--	0.01	(0.01)	--	(0.01)
Year Ended 4/30/2001	1.00	0.04	--	0.04	(0.04)	--	(0.04)
Class I Shares
Year Ended 10/31/2005	1.00	0.03	--	0.03	(0.03)	--	(0.03)
Period Ended 10/31/2004(d)	1.00	0.005	--	0.005	(0.005)	--	(0.005)
Year Ended 4/30/2004	1.00	0.01	--	0.01	(0.01)	--	(0.01)
Year Ended 4/30/2003	1.00	0.01	--	0.01	(0.01)	--	(0.01)
Year Ended 4/30/2002	1.00	0.03	--	0.03	(0.03)	--	(0.03)
Year Ended 4/30/2001	1.00	0.06	--	0.06	(0.06)	--	(0.06)
(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(c)		Indirectly(c)
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$1.00	2.12%	$661.3	0.84%	2.08%	0.94%	1.98%	N/A
1.00	0.26%	686.8	0.90%	0.61%	1.00%	0.51%	N/A
1.00	0.32%	262.2	0.83%	0.32%	0.93%	0.22%	N/A
1.00	0.88%	349.6	0.77%	0.89%	0.92%	0.74%	N/A
1.00	2.28%	399.8	0.72%	2.19%	0.90%	2.01%	N/A
1.00	5.70%	423.9	0.76%	5.51%	0.99%	5.28%	N/A

1.00	1.94%	1.7	1.01%	1.84%	1.93%	0.91%	N/A
1.00	0.18%	2.9	1.04%	0.47%	1.95%	(0.44)%	N/A
1.00	0.07%	1.8	1.08%	0.07%	1.84%	(0.69)%	N/A
1.00	0.42%	2.8	1.38%	0.27%	1.62%	0.03%	N/A
1.00	1.34%	2.8	1.52%	1.39%	1.70%	1.21%	N/A
1.00	4.67%	3.3	1.81%	4.45%	2.04%	4.22%	N/A

1.00	2.56%	283.1	0.40%	2.56%	0.50%	2.46%	N/A
1.00	0.47%	245.7	0.47%	1.05%	0.54%	0.98%	N/A
1.00	0.59%	114.6	0.56%	0.59%	0.56%	0.59%	N/A
1.00	1.17%	91.4	0.48%	1.18%	0.53%	1.13%	N/A
1.00	2.54%	117.8	0.46%	2.45%	0.54%	2.37%	N/A
1.00	6.07%	25.3	0.43%	5.86%	0.56%	5.73%	N/A

(c) Computed on an annualized basis for periods less than one year.

(d) For the period from May 1, 2004 to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.

Additional Information

(unaudited)

Shareholder Notification of Federal Tax Information (unaudited)

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in January 2006.

The Funds designate the following percentages of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the tax period ending October 31, 2005:

	Dividends	Qualified
	Received	Dividend
	Deduction for	Income for
Fund	Corporations	Individuals

Moderate Allocation	1%	1%
Moderately Conservative Allocation	1%	1%
Partner Small Cap Value	10%	10%
Small Cap Stock	35%	36%
Small Cap Index	100%	100%
Mid Cap Index	86%	86%
Mid Cap Index - I	82%	82%
Partner International Stock	0%	100%
Large Cap Growth	100%	100%
Large Cap Value	100%	100%
Large Cap Stock	100%	100%
Large Cap Index	100%	100%
Large Cap Index - I	100%	100%
Balanced	25%	26%
High Yield	1%	1%

The Municipal Bond Fund designates 99.34% of the dividends declared from net investment income as exempt from federal income tax for the tax period ended October 31, 2005.

The Funds designate the following amounts as distributions of long-term capital gains: Partner Small Cap Value Fund, $8,542,961; Small Cap Stock Fund, $19,750,071; Small Cap Index Fund, $276,635; Mid Cap Stock Fund, $4,000,000; Mid Cap Index Fund, $213,705; Mid Cap Index Fund-I, $571,863; Balanced Fund, $6,139,893; and Limited Maturity Bond Fund, $309,329. These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 800-947-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-947-4836. The Trust’s Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreement

At its meeting on July 12, 2005, the members of the Board, including the Independent Trustees, unanimously voted to approve the new investment subadvisory agreement (“Subadvisory Agreement”) between the Trust, Thrivent Investment Management and Transamerica Investment Management LLC (“Transamerica”). This was necessary because Westcap Investors LLC (“Westcap”), one of the subadvisers for the Partner Small Cap Growth Fund (the “Fund”), was acquired by Transamerica. The Fund was organized on June 30, 2005, and had no performance history. However, the Board had the benefit of experience with the investment performance of the Thrivent Partner Small Cap Growth Portfolio (the “Partner Small Cap Growth Portfolio”), a Portfolio of the Thrivent Series Fund, Inc., which has similar investment objectives and strategies as the Fund and which is managed by the same personnel as the Fund. In connection with its approval of the Subadvisory Agreement, the Board considered the following factors:

1. The nature, extent, and quality of the services provided by the Subadviser.

2. The investment performance of the Partner Small Cap Growth Portfolio.

3. The costs of the services to be provided and profits anticipated to be realized by Transamerica.

Additional Information
(unaudited)

4. The extent to which economies of scale may be realized as the Fund grows.

5. Whether fee breakpoint levels reflect these economies of scale for the benefit of the Fund’s shareholders.

In connection with the approval of the Subadvisory Agreement, the Contracts Committee of the Board (consisting of each of the Independent Trustees of the Board) reviewed information presented by Thrivent Investment Mgt. addressing the factors listed above. The Contracts Committee was represented by independent counsel throughout the meeting and during a private session of the Independent Trustees to consider approval of the Subadvisory Agreement. The Contracts Committee also considered a memorandum it previously received from independent counsel, which summarized the responsibilities of the Trustees under the Investment Company Act in reviewing advisory and subadvisory contracts. The Contracts Committee’s and the Board’s consideration of the factors listed above and information provided to them is discussed below.

Nature, Extent, and Quality of Services

Representatives of Thrivent Investment Mgt. reviewed the proposed transaction between Transamerica and Westcap and reported that Thrivent Investment Mgt.’s subadvisory due diligence committee met with representatives of Westcap. Thrivent Investment Mgt. staff noted that it was assured by Westcap that the investment management staff responsible for the portion of the Fund’s assets managed by Westcap would not change following the acquisition, although there will be a new chief investment officer and chief compliance officer. Thrivent Investment Mgt. reported that the Fund may benefit because Transamerica has a full-time compliance officer, while Westcap’s compliance officer also served in other capacities. Thrivent Investment Mgt. staff also reported that the scope and quality of services under the new investment subadvisory agreement with Transamerica should be at least equivalent to the scope and quality of services provided by Westcap.

Investment Performance

The Fund was newly organized and had no performance history. However, the Board reviewed the performance of the Partner Small Cap Growth Portfolio, a fund with similar investment objectives and strategies as the Fund and which has been managed by the same investment management staff that manages the Fund since May 28, 2004. Information regarding the performance of the Partner Small Cap Growth Portfolio is critically reviewed with management at each quarterly Board meeting. The Contracts Committee noted that the performance of Thrivent Partner Small Cap Growth Portfolio has compared favorably with its benchmarks since Westcap began serving as one of its subadvisers on May 28, 2004.

Cost of Services and Profitability to Subadviser

The Contracts Committee did not review specific information regarding the likely expenses to be incurred and the profit to be realized by Transamerica for the Subadvisory Agreement. It noted that the fee for the Subadvisory Agreement is the same as the fee that was charged by Westcap and that the fee payable to Westcap was negotiated at arms-length. As a result, the Contracts Committee concluded that the fee for the Subadvisory Agreement is reasonable.

Economies of Scale and Breakpoints

The Contracts Committee did not review specific information about breakpoints since the Subadvisory Agreement with Transamerica does not contain breakpoints. The Contracts Committee noted that it is difficult to anticipate the effect of economies of scale based on potential breakpoints because the Fund is new.

Based on the factors discussed above, the Contracts Committee recommended approval of the Subadvisory Agreement, and the Board, including all of the Independent Trustees, approved the Subadvisory Agreement with Transamerica.

Board of Trustees and Officers

The following table provides information about the Trustees and Officers of the Funds. Each Trustee oversees each of 30 series of the Trust and also serves as:

  Director of Thrivent Series Fund, Inc., a registered investment company consisting of 31 Portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company (“TLIC”) and investment options in the retirement plan offered by Thrivent Financial
  Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one Portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 30 series of the Trust, 31 Portfolios of Thrivent Series Fund, Inc., and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee[1]
Number of
	Position	Portfolios in	Principal
	with Trust	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Trustee	Past 5 Years	Held by Trustee

Pamela J. Moret	President since 2002	62	Executive Vice President,	Director, Lutheran World
625 Fourth Avenue South	and Trustee since 2004		Marketing and Products,	Relief; Director, Minnesota
Minneapolis, MN			Thrivent Financial since	Public Radio
Age 49			2002; Senior Vice
President, Products,
American Express
Financial Advisors from
2000 to 2001; Vice
President, Variable Assets,
American Express
Financial Advisors
from 1996 to 2000

Independent Trustees[3]
Number of
	Position	Portfolios in	Principal
	with Trust	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Trustee	Past 5 Years	Held by Trustee

F. Gregory Campbell	Trustee since 1992	62	President, Carthage	Director, National
625 Fourth Avenue South			College	Association of Independent
Minneapolis, MN				Colleges and Universities,
Age 65				Director, Johnson Family
Funds, Inc., an investment
company consisting of four
portfolios; Director,
Kenosha Hospital and
Medical Center Board;
Prairie School Board; United
Health Systems Board

		Board of Trustees and Officers

Independent Trustees[3] -- continued
			Number of
		Position	Portfolios in	Principal
		with Trust	Fund Complex	Occupation	Other
Name, Address,		and Length	Overseen	During the	Directorships
and Age		of Service[2]	by Trustee	Past 5 Years	Held by Trustee

Herbert F. Eggerding, Jr.		Lead Trustee	62	Management consultant	None
625	Fourth Avenue South	since 2003		to several privately
Minneapolis, MN				owned companies
Age	68

Noel K. Estenson		Trustee since 2004	62	Retired	None
625	Fourth Avenue South
Minneapolis, MN
Age	66

Richard L. Gady		Trustee since 1987	62	Retired; previously Vice	Director, International
625	Fourth Avenue South			President, Public	Agricultural Marketing
Minneapolis, MN				Affairs and Chief	Association
Age	62			Economist, Conagra,
				Inc. (agribusiness)

Richard A. Hauser		Trustee since 2004	62	President, National Legal	Director, The Washington
625	Fourth Avenue South			Center for the Public	Hospital Center
Minneapolis, MN				Interest, since 2004;
Age	62			General Counsel, U.S.
				Department of Housing
				and Urban Development,
				2001 to 2004; Partner,
				Baker & Hosteller,
				1986 to 2001

Connie M. Levi		Trustee since 2004	62	Retired	Director, Norstan, Inc.
625	Fourth Avenue South
Minneapolis, MN
Age	66

Edward W. Smeds		Chairman and Trustee	62	Retired	Chairman of Carthage
625	Fourth Avenue South	since 1999			College Board
Minneapolis, MN
Age	69

Executive Officers
		Position with Trust
Name, Address,		and Length
and Age		of Service[2]	Principal Occupation During the Past 5 Years

Pamela J. Moret		President since 2002	Executive Vice President, Marketing and Products, Thrivent
625	Fourth Avenue South		Financial since 2002; Senior Vice President, Products,
Minneapolis, MN			American Express Financial Advisors from 2000 to 2001; Vice
Age	49		President, Variable Assets, American Express Financial Advisors
			from 1996 to 2000

Board of Trustees and Officers

Executive Officers -- continued
Position with Trust
Name, Address,		and Length
and Age		of Service[2]	Principal Occupation(s) During the Past 5 Years

James M. Odland		Secretary and Chief Legal	Vice President, Office of the General Counsel, Thrivent
625	Fourth Avenue South	Officer since 2005	Financial for Lutherans, since 2005; Senior Securities Counsel,
Minneapolis, MN			Allianz Life Insurance Company from January 2005 to
Age	54		August 2005; Vice President and Chief Legal Officer,
Woodbury Financial Services, Inc., from September 2003 to
January 2005; Vice President and Group Counsel, Corporate
Practice Group, American Express Financial Advisors, Inc.,
from 2001 to 2003

Katie S. Kloster		Vice President and Chief	Vice President and Rule 38a-1 Chief Compliance Officer,
625	Fourth Avenue South	Compliance Officer	since 2004 previously Vice President and Comptroller of
Minneapolis, MN		since 2004	Thrivent Financial.
Age	40

Gerard V. Vaillancourt		Treasurer and Principal	Head of Mutual Fund Accounting, Thrivent Financial since
625	Fourth Avenue South	Financial Officer	2005; Director, Fund Accounting Administration, Thrivent
Minneapolis, MN		since 2005	Financial from 2002 to 2005; Manager, Portfolio Compliance,
Age	38		Lutheran Brotherhood from 2001 to 2002; Manager, Fund
Accounting, Minnesota Life from 2000 to 2001.

Russell W. Swansen		Vice President since 2004	Senior Vice President and Chief Investment Officer, Thrivent
625	Fourth Avenue South		Financial, since 2004; Managing Director, Colonade Advisors,
Minneapolis, MN			LLC, from 2001 to 2003, President and Chief Investment
Age	48		Officer of PPM American from 1999 to 2000

Nikki L. Sorum		Vice President since 2004	Senior Vice President, Business Development, Thrivent
625	Fourth Avenue South		Financial, since 2002; previously Senior Vice President,
Minneapolis, MN			RBC Dain Rauscher
Age	44

Janice M. Guimond		Vice President since 2005	Vice President, Investment Operations, Thrivent Financial
625	Fourth Avenue South		since 2004; Manager of Portfolio Reporting, Thrivent Financial
Minneapolis, MN			2003 to 2004; Independent Consultant 2001 to 2003; Vice
Age	42		President, Director of Technology, Investment Advisers, Inc.
1999 to 2000; Vice President, Investment Systems & Services,
Investment Advisers, Inc. 1997 to 1999

Marnie L. Loomans-Thuecks		Vice President since 2004	Vice President, Customer Interaction Department,
4321 North Ballard Road			Thrivent Financial
Appleton, WI
Age	42

Thomas R Mischka		Vice President and	Vice President of Divisional Support Services,
4321 North Ballard Road		Anti-Money Laundering	Thrivent Financial
Appleton, WI		Officer since 2003
Age	46

Board of Trustees and Officers

Executive Officers -- continued
Position with Trust
Name, Address,	and Length
and Age	of Service[2]	Principal Occupation(s) During the Past 5 Years

Kenneth L. Kirchner	Assistant Vice President	Director, Transfer Agency Operations, Thrivent Financial
4321 North Ballard Road	and Assistant Secretary
Appleton, WI	since 2004
Age 39

Sandra A. Diedrick	Assistant Vice President	Director, of Interaction Center, Thrivent Financial
4321 North Ballard Road	and Assistant Secretary
Appleton, WI	since 2004
Age 54

David R. Spangler	Assistant Vice President	Director, of Investment Product Management, Thrivent
625 Fourth Avenue South	since 2004	Financial since 2002; Vice President- Product Development,
Minneapolis, MN		Wells Fargo Bank-Funds Management Group, from 2000 to
Age 38		2002; Analyst, MCSI, Inc., 2000

John C. Bjork	Assistant Secretary	Senior Counsel, Thrivent Financial
625 Fourth Avenue South	since 2003
Minneapolis, MN
Age 52

Marlene J. Nogle	Assistant Secretary	Senior Counsel, Thrivent Financial
625 Fourth Avenue South	since 2003
Minneapolis, MN
Age 58

Todd J. Kelly	Assistant Treasurer	Director, Fund Accounting Operations, Thrivent Financial
4321 North Ballard Road	since 1999
Appleton, WI
Age 36

1 “Interested person” of the Trust as defined in 1940 Act by virtue of positions with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial.

2 Each Trustee serves an indefinite term until her or his successor is duly elected and qualified. The bylaws of the Trust provide that each Trustee must retire at the end of the year in which the Trustee attains age 70. Officers serve at the discretion of the board until their successors are duly appointed and qualified.

3 The Trustees other than Ms. Moret are not “interested persons” of the Trust and are referred to as “Independent Trustees.”

Thrivent Mutual Funds

Supplement to Prospectus dated February 28, 2005

Regarding

Thrivent Income Fund

Thrivent Core Bond Fund

Thrivent Limited Maturity Bond Fund

The “Portfolio Management” section of the prospectus is amended with respect to the following Funds:

Thrivent Income Fund, Thrivent Core Bond Fund, and Thrivent Limited Maturity Bond Fund

Gregory R. Anderson and Michael G. Landreville serve as portfolio co-managers of Thrivent Income Fund, Thrivent Core Bond Fund, and Thrivent Limited Maturity Bond Fund.

Mr. Anderson has been a portfolio manager of the Funds since 2005. He has been with Thrivent Investment Mgt. since 1997 and has served as a portfolio manager since 2000.

Mr. Landreville has been a portfolio manager of Thrivent Income Fund since 1998, Thrivent Limited Maturity Bond Fund since 1999, and Thrivent Core Bond Fund since 2002. He has been with Thrivent Investment Mgt. since 1983.

The date of this Supplement is October 18, 2005.

Please include this Supplement with your Prospectus.

This page intentionally left blank.

Thrivent Investment Management®
625 Fourth Ave. S., Minneapolis, MN 55415-1665

We're Listening to You!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll free at 800-847-4836.

Thrivent Investment Management®
625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com • e-mail: mail@thrivent.com • 800-THRIVENT (800-847-4836)

23459 R12-05

ANNUAL REPORT

OCTOBER 31, 2005

THRIVENT U.S. GOVERNMENT ZERO COUPON TARGET FUND, SERIES 2006

THRIVENT MUTUAL FUNDS

Dear Members:

Dear Member:

We are pleased to provide you with the Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 annual report for the twelve-month period ended October 31, 2005.

In previous letters I have often highlighted integrity and commitment to you, our member, as a common thread running through our organization--from our customer service areas to our portfolio managers. On the investment management side, we seek to align our investment discipline with our shareholders’ best interests by striving for consistent, long-term performance and taking risk management seriously in our pursuit of potential market rewards. One of our less understood, but still critical, core investment management beliefs centers on the concept of investment style consistency.

WHAT IS INVESTMENT STYLE CONSISTENCY?

Simply put, being style consistent means sticking to a Fund’s investment objective and investment style regardless of market conditions. For example, high-yield bond funds invest predominately in high-yield bonds and small-cap stock funds always hold a large percentage of small-cap stocks. Seem obvious? Yes, but the temptation to stray is ever present and can prove damaging to an investor’s portfolio. Consider the following example.

AVOIDING THE DANGER OF STYLE DRIFT

Stocks are commonly divided into two investment style categories--growth and value. Growth stocks typically offer higher potential to rise (and fall) in share price and are focused on more aggressive areas of the market such as software firms, biotechnology companies and other fast-growing industries. Value-oriented companies, on the other hand, are usually slower growing and focus on banks, energy companies and industrial companies. Often, the two investment styles take turns leading the market and have historically offered greater diversification potential when held together. A “blended” style holds both types of stocks.

In the mid 1990s, large-cap growth stocks--bolstered by the now infamous technology and internet stock run up--began an astounding period of outperformance over which they greatly outpaced other asset classes until 2000 when the NASDAQ “bubble” finally burst. Over the course, investors and investment professionals were all too often guilty of abandoning long-term investment plans in favor of chasing hot performing technology stocks that primarily drove strong large-cap growth fund returns. Many investors came to regret this short-term mindset when growth stocks came crashing back to earth in 2000 and struggled over the next several years, while at the same time cast-off value and bond funds performed well.

Unfortunately, chasing past performance is not limited to the inexperienced investor--many sophisticated asset management firms and portfolio managers succumb to the same temptation. Large cap value stock funds performed well in the late-1990s but lagged their more growth-oriented colleagues by a wide margin. Many firms allowed their value managers to drift into traditional growth stock markets in order to “chase” the hot technology sector. The end result? While these firms may have succeeded in attracting short-term assets, their clients were often far less successful in achieving their long-term investment goals.

2

OUR COMMITMENT

At Thrivent Investment Management, we understand the importance of each of our portfolio management teams sticking to their fund’s specific investment objective. We have built a process to monitor style consistency on all of our funds that utilizes leading-edge software and a team of professionals specifically skilled in portfolio analytics. Additionally, our portfolio managers are compensated relative to their particular asset class and only to their particular asset class. In other words, the goal for our large-cap value manager is to outperform other large-cap value stock funds--not to outperform large-cap growth or mid-cap stock funds that are entirely different asset classes. They are judged solely on how they perform in their specific investment category--even when other related asset classes may be faring better. Finally, we adhere to a fund naming process that underlies our belief in “truth-in-advertising.” Each Thrivent Mutual Fund is named after the asset class it invests in for the utmost in transparency and clarity.

STYLE CONSISTENT FUNDS SUPPORT SOUND ASSET ALLOCATION

Why is style consistency so important? The best laid asset allocation plans could become disrupted if the underlying funds are not true to their investment style and objective. If your large-cap stock fund periodically invests heavily in small company stocks, how can you be sure that your overall portfolio has adequate exposure to large company stocks at any point in time? The key is to construct your portfolio with mutual funds that stick to their style and objective, regardless of near-term market moves. Only this commitment to investment management discipline fully supports your personal asset allocation plan and a well balanced portfolio. If you like the idea of style consistent mutual funds and personalized asset allocation but find investing time-consuming and complex, consider our new suite of four asset allocation mutual funds designed to provide a simple one-step investment solution. We’re excited about offering what we call A Simple Choice for Smart Investing!TM Talk with your Thrivent Investment Management registered representative for more information.

FINANCIAL MARKETS EVERCHANGING

Our financial markets appear to be approaching a pivot point where proper portfolio allocation and balance is crucial. International stocks have done very well and large-company stocks are posting better performance after years of trailing their smaller-company counterparts. Bonds continue to fight upstream against rising interest rates. How comfortable are you with your current portfolio make up? Your Thrivent Investment Management registered representative has the tools and knowledge to provide a current portfolio assessment and make recommendations that could better position you for success in 2006.

As always, thank you for continuing to turn to us for your financial solutions. We very much value your business and look forward to serving you better than ever in 2006.

Yours sincerely,

Pamela J. Moret President and Trustee Thrivent Mutual Funds

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the Investment Company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

THRIVENT U.S. GOVERNMENT ZERO COUPON TARGET FUND, SERIES 2006

For the year ended October 31 2005, the Thrivent U.S. Government Zero Coupon Target Fund, Series 2006, produced a return of -0.19% . Returns have been muted due to the steady rise of the federal funds rate over the past year. A zero coupon security will typically perform better when interest rates are falling and will perform worse than coupon-paying securities when interest rates are rising. As we approach the maturity date of 2006, the return of this fund is approximating very short term money market returns.

Mark Simenstad, Portfolio Manager

$10,000 INVESTMENT INCLUDING 4.75% SALES CHARGE*

The Fund seeks high, relatively predictable investment returns from U.S. government securities over selected periods of time, assuming investors reinvest the dividends and capital gains distributed by the Fund.

4

	AVERAGE ANNUAL TOTAL RETURNS*

	For the Period Ended October 31, 2005	1-Year	5-Year	10-Year

	Without sales charge	-0.19%	5.27%	5.65%
	With sales charge[1]	-4.92%	4.26%	5.13%

1	Performance has been restated to reflect the maximum sales charges of 4.75%.

*	Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

**	An unmanaged index that encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and Government Agency securities, corporate debt obligations, mortgage-backed securities, asset-backed securities and commercial mortgage backed securities. It is not possible to invest directly in the Index.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

5

Shareholder Expense Example

(Unaudited)

As a shareholder of the Fund, you incur the following types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distributions [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 through October 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	5/1/2005	10/31/2005	5/1/2005 -	Ratio
			10/31/2005

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006

Actual	$ 1,000	$ 1,005	$ 5.05	1.00%
Hypothetical **	$ 1,000	$ 1,020	$ 5.09	1.00%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

**	Assuming 5% total return before expenses.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Thrivent Mutual Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 (one of the portfolios constituting the Thrivent Mutual Funds, hereafter referred to as the “Fund”) at October 31, 2005, the results of its operations, changes in its net assets and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 14, 2005

7

SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2005

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 (a)

Principal		Yield to	Maturity	Market
Amount	Long-Term Obligations (100.0%)	Maturity	Date	Value

	U.S. Zero Coupon (100.0%)
$1,458,000	U.S. Government Zero Coupon Bonds	4.23%	11/15/2006	$1,395,245

	TOTAL INVESTMENTS (100.0%)
	(amortized cost basis $1,342,596)			$1,395,245

(a)	The categories of investments are shown as a percentage of total investments.

The accompanying notes to the financial statements are an integral part of this schedule.

8

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2005

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006

Assets
Investments at cost	$1,342,596
Investments at value	1,395,245
Cash	23,179
Prepaid expenses	2,884
Receivable from affiliate	482

Total Assets	1,421,790

Liabilities
Income distributions payable	75,667
Accrued expenses	9,342

Total Liabilities	85,009

Net Assets
Trust Capital (beneficial interest)	1,278,364
Accumulated undistributed net investment income	880
Accumulated undistributed net realized gain on investments	4,888
Net unrealized appreciation on investments	52,649

Total Net Assets	$1,336,781

Net Assets	$1,336,781
Shares of beneficial interest outstanding	125,865
Net asset value per share	$10.62

Maximum public offering price	$11.15

The accompanying notes to the financial statements are an integral part of this statement.

9

STATEMENT OF OPERATIONS

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006

For the Year
Ended
10/31/2005

Investment Income
Taxable interest	$105,387

Total Investment Income	105,387

Expenses
Accounting and pricing fees	1,014
Audit and legal fees	12,053
Custody fees	647
Printing and postage expense	4,261
SEC and state registration expense	975
Insurance expense	4,463
Transfer agent fees	2,966
Trustees’ fees	2,283
Other expenses	1,752

Total Expenses Before Reimbursement	30,414

Less:
Reimbursement from adviser	(16,589)
Fees paid indirectly	(75)

Total Net Expenses	13,750

Net Investment Income	91,637

Realized and Unrealized Gains/(Losses) on Investments
Net realized gains on investments	4,889
Change in net unrealized appreciation/(depreciation) on
investments	(98,679)

Net Realized and Unrealized Gains/(Losses) on
Investments	(93,790)

Net Increase in Net Assets Resulting From Operations	$(2,153)

The accompanying notes to the financial statements are an integral part of this statement.

10

STATEMENT OF CHANGES IN NET ASSETS

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006

	For the Year	For the Period	For the Year
	Ended	Ended	Ended
	10/31/2005	10/31/2004	4/30/2004

Operations
Net investment income	$91,637	$45,057	$89,174
Net realized gains on investments	4,889	9,369	12,814
Change in net unrealized appreciation/
(depreciation) on investments	(98,679)	(41,329)	(93,722)

Net Increase in Net Assets Resulting
From Operations	(2,153)	13,097	8,266

Distributions to Shareholders
From net investment income	(92,042)	(44,577)	(89,174)
From net realized gains	(9,370)	(6,632)	(28,831)

Total Distributions to Shareholders	(101,412)	(51,209)	(118,005)

Trust Share Transactions
Income dividends reinvested	86,495	--	87,476
Capital gains distributions reinvested	9,357	6,578	28,587
Redemption of trust shares	(43,789)	(86,563)	(79,054)

Net Increase/(Decrease) in Trust Capital	52,063	(79,985)	37,009

Net Increase/(Decrease) in Net Assets	(51,502)	(118,097)	(72,730)

Net Assets Beginning of Period	1,388,283	1,506,380	1,579,110

Net Assets End of Period	$1,336,781	$1,388,283	$1,506,380

The accompanying notes to the financial statements are an integral part of this statement.

11

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006

A. Organization

Thrivent Mutual Funds (the "Trust") was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust commenced operations on July 16, 1987.

On November 14, 1990, Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 (the “Fund”), commenced operations. Effective June 1, 1993, the Board of Trustees of Thrivent Mutual Funds closed the Fund to new shareholders and discontinued the sale of additional shares to existing shareholders. Effective October 31, 2004, the Trust changed its fiscal year end from April 30 to October 31.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust's maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

B. Significant Accounting Policies

Valuation - Securities traded on national securities exchanges are valued at the last reported sales prices. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. All other securities are valued at official closing price if such quotations are readily available. Otherwise, such securities are valued at a fair value as determined in good faith by the Adviser under supervision of the Board of Trustees.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund accordingly anticipates paying no Federal income taxes and no Federal income tax provision was recorded.

Fees Paid Indirectly - The Fund has a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

Distributions to Shareholders - Net investment income is distributed to each shareholder as a dividend. Dividends from the Fund are declared daily and distributed annually. Net realized gains from securities transactions, if any, are distributed at least annually after the close of the fiscal year.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Other - For financial statement purposes, investment security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Bond discount is amortized over the life of the respective bonds on the interest method. Realized gains or losses on sales are determined on a specific cost identification basis. Generally accepted accounting principles require permanent financial reporting and tax differences be reclassified to trust capital. No reclassifications were necessary at October 31, 2005.

12

C. Investment Advisory Management Fees and Transactions with Related Parties

The Trust has entered into an Investment Advisory Agreement with Thrivent Investment Management Inc. (the "Adviser") under which the Fund pays a fee for investment advisory services. The annual rate of fees under the Investment Advisory Agreement are calculated at 0.50 of 1% of the average daily net assets of the Fund. Payments under the Investment Advisory Agreement were discontinued effective July 1, 1993.

Each Trustee who is not affiliated with Thrivent Financial for Lutherans or the Adviser receives an annual fee from the Fund for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to these fees. Each participant's deferred compensation account will increase or decrease as if it were invested in shares of the Funds of their choice.

Trustees not participating in the above plan received $1,111 in fees for the year ended October 31, 2005, from the Fund. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

The Fund is charged for those expenses that are directly attributable to it, such as advisory, custodian and certain shareholder service fees, while other expenses that cannot be directly attributable to the Fund are allocated to Thrivent Mutual Funds in proportion to the net assets, number of shareholder accounts, or other reasonable basis of the respective Fund.

The Adviser has voluntarily reimbursed the Fund for all expenses in excess of 1% of average daily net assets since inception.

Thrivent Financial for Lutherans is the ultimate parent company for Thrivent Investment Management Inc.

D. Security Transactions

During the year ended October 31, 2005, there were no purchases and $80,479 in sales. All sales were in U.S. Government obligations.

E. Federal Income Tax Information

The cost basis of the investments is the same for financial reporting purposes and Federal income tax purposes. The net unrealized appreciation on investments at October 31, 2005 was $52,649. There was no depreciation on investments as of October 31, 2005.

During the year ended October 31, 2005, period ended October 31, 2004 and year ended April 30, 2004, Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 distributed $92,042, $44,577 and $89,174 from ordinary income, and $9,370, $6,632 and $28,831 from long-term capital gains, respectively.

At October 31, 2005, undistributed ordinary income and long-term capital gains for tax purposes were $4,877 and $4,888, respectively.

F. Trust Transactions

Transactions in trust shares for the year ended October 31, 2005, period ended 10/31/2004 and the year ended April 30, 2004 were as follows:

	10/31/2005	10/31/2004	4/30/2004
Income dividends reinvested	7,743	--	7,278
Capital gains reinvested	837	571	2,380
Shares redeemed	(4,008)	(7,489)	(6,428)
Net Change in Trust Shares	4,572	(6,918)	3,230

13

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period (a)

		Income from Investment Operations			Less Distributions from

			Net Realized and
	Net Asset Value,	Net	Unrealized	Total	Net	Net Realized
	Beginning of	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	Period	Income	Investments(b)	Operations	Income	Investments	Distributions

Class A Shares

Year Ended 10/31/2005 $	11.45 $	0.73 $	(0.75) $	(0.02) $	(0.73) $	(0.08) $	(0.81)
Period Ended 10/31/2004	11.75	0.36	(0.25)	0.11	(0.36)	(0.05)	(0.41)
Year Ended 4/30/2004	12.63	0.71	(0.64)	0.07	(0.71)	(0.24)	(0.95)
Year Ended 4/30/2003	12.17	0.73	0.63	1.36	(0.73)	(0.17)	(0.90)
Year Ended 4/30/2002	12.22	0.71	0.07	0.78	(0.71)	(0.12)	(0.83)
Year Ended 4/30/2001	11.27	0.72	1.00	1.72	(0.72)	(0.05)	(0.77)

(a)	All per share amounts have been rounded to the nearest cent.

(b)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges.

(d)	Computed on an annualized basis for periods less then one year.

The accompanying notes to the financial statements are an integral part of this schedule.

14

FINANCIAL HIGHLIGHTS - CONTINUED

			Ratios / Supplemental Data

					Ratios to Average Net Assets
					Before Expenses Waived,
			Ratios to Average Net Assets(d)		Credited or Paid Indirectly(d)

Net Asset		Net Assets End		Net		Net	Portfolio
Value, End	Total	of Period		Investment		Investment	Turnover
of Period	Return(c)	(in thousands)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$10.62	(0.19)%	$1,337	1.00%	6.62%	2.20%	5.42%	0.00%
11.45	0.97%	1,388	1.00%	6.25%	2.02%	5.23%	0.00%
11.75	0.65%	1,506	1.00%	5.82%	1.78%	5.04%	0.00%
12.63	11.28%	1,579	0.91%	5.73%	1.55%	5.09%	0.00%
12.17	6.53%	1,565	1.00%	5.80%	1.27%	5.53%	0.00%
12.22	15.28%	1,612	0.99%	6.02%	1.07%	5.95%	0.00%

The accompanying notes to the financial statements are an integral part of this schedule.

15

ADDITIONAL INFORMATION (unaudited)

PROXY VOTING

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 800-947-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-947-4836. The Trust’s Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

16

BOARD OF TRUSTEES AND OFFICERS

The following table provides information about the Trustees and Officers of the Funds.

EACH TRUSTEE OVERSEES EACH OF 30 SERIES OF THE TRUST AND ALSO SERVES AS:

• DIRECTOR OF THRIVENT SERIES FUND, INC., A REGISTERED INVESTMENT COMPANY CONSISTING OF 31 PORTFOLIOS
THAT SERVE AS UNDERLYING FUNDS FOR VARIABLE CONTRACTS ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS
("THRIVENT FINANCIAL") AND THRIVENT LIFE INSURANCE COMPANY ("TLIC") AND INVESTMENT OPTIONS IN THE
RETIREMENT PLAN OFFERED BY THRIVENT FINANCIAL.

• TRUSTEE OF THRIVENT FINANCIAL SECURITIES LENDING TRUST, A REGISTERED INVESTMENT COMPANY CONSISTING OF
ONE PORTFOLIO THAT SERVES AS A CASH COLLATERAL FUND FOR A SECURITIES LENDING PROGRAM SPONSORED BY
THRIVENT FINANCIAL.

THE 30 SERIES OF THE TRUST, 31 PORTFOLIOS OF THRIVENT SERIES FUND, INC., AND THRIVENT FINANCIAL SECURITIES LENDING TRUST ARE REFERRED TO HEREIN AS THE "FUND COMPLEX." THE STATEMENT OF INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE, WITHOUT CHARGE, BY CALLING 1-800-847-4836.

INTERESTED TRUSTEE(1)

Number of
Portfolios
	Position	in Fund
	with Trust	Complex
Name, Address	and Length	Overseen by	Principal Occupation	Other Directorships
and Age	of Service(2)	Trustee	During the Past 5 Years	Held by Trustee

Pamela J. Moret	President since	62	Executive Vice President,	Director, Lutheran World Relief;
625 Fourth	2002 and Trustee		Marketing and Products,	Director, Minnesota Public Radio
Avenue South	since 2004		Thrivent Financial since 2002;
Minneapolis, MN			Senior Vice President, Products,
Age 49			American Express Financial
Advisors from 2000 to 2001;
Vice President, Variable Assets,
American Express Financial
Advisors from 1996 to 2000

17

INDEPENDENT TRUSTEES(3)

		Number of
	Position with	Portfolios in
	Trust and	Fund Complex
Name, Address	Length of	Overseen by	Principal Occupation	Other Directorships Held
and Age	Service(2)	Trustee	During the Past 5 Years	by Trustee

F. Gregory	Trustee since	62	President, Carthage College	Director, National Association of
Campbell	1992			Independent Colleges and
625 Fourth				Universities, Director, Johnson
Avenue South				Family Funds, Inc., an investment
Minneapolis,				company consisting of four
MN				portfolios; Director, Kenosha
Age 65				Hospital and Medical Center Board;
				Prairie School Board; United Health
				Systems Board

Herbert F.	Lead Trustee	62	Management consultant to	None
Eggerding, Jr.	since 2003		several privately owned
625 Fourth			companies
Avenue South
Minneapolis,
MN
Age 68

Noel K. Estenson	Trustee since	62	Retired	None
625 Fourth	2004
Avenue South
Minneapolis,
MN
Age 66

Richard L. Gady	Trustee since	62	Retired; previously Vice	Director, International Agricultural
625 Fourth	1987		President, Public Affairs and	Marketing Association
Avenue South			Chief Economist, Conagra,
Minneapolis,			Inc. (agribusiness)
MN
Age 62

Richard A.	Trustee since	62	President, National Legal	Director, The Washington Hospital
Hauser	2004		Center for the Public	Center
625 Fourth			Interest, since 2004; General
Avenue South			Counsel, U.S. Department of
Minneapolis,			Housing and Urban
MN			Development, 2001-
Age 62			2004;Partner, Baker &
			Hosteller, 1986-2001

Connie M. Levi	Trustee since	62	Retired	Director, Norstan, Inc.
625 Fourth	2004
Avenue South
Minneapolis,
MN
Age 66

Edward W.	Chairman and	62	Retired	Chairman of Carthage College
Smeds	Trustee since			Board
625 Fourth	1999
Avenue South
Minneapolis,
MN
Age 69

18

EXECUTIVE OFFICERS

	Position with Trust and Length	Principal Occupation
Name, Address and Age	of Service(2)	During the Past 5 Years

Pamela J. Moret	President since 2002	Executive Vice President, Marketing and Products,
625 Fourth Avenue South		Thrivent Financial since 2002; Senior Vice President,
Minneapolis, MN		Products, American Express Financial Advisors from 2000
Age 49		to 2001; Vice President, Variable Assets, American Express
Financial Advisors from 1996 to 2000

James M. Odland	Secretary and Chief Legal Officer since	Vice President, Office of the General Counsel, Thrivent
625 Fourth Avenue South	2005	Financial for Lutherans, since 2005; Senior Securities
Minneapolis, MN		Counsel, Allianz Life Insurance Company from January
Age 50		2005 to August 2005; Vice President and Chief Legal
Officer, Woodbury Financial Services, Inc., from
September 2003 to January 2005; Vice President and
Group Counsel, Corporate Practice Group, American
Express Financial Advisors, Inc., from 2001 to 2003

Katie S. Kloster	Vice President and Chief Compliance	Vice President and Rule 38a-1 Chief Compliance Officer,
625 Fourth Avenue South	Officer since 2004	since 2004; previously Vice President and Comptroller of
Minneapolis, MN		Thrivent Financial
Age 40

Gerard V. Vaillancourt	Treasurer and Principal Financial Officer	Head of Mutual Fund Accounting, Thrivent Financial
625 Fourth Avenue South	since 2005	since 2005; Director, Fund Accounting Administration,
Minneapolis, MN		Thrivent Financial from 2002 to 2005; Manager, Portfolio
Age 38		Compliance, Lutheran Brotherhood from 2001 to 2002;
Manager Fund Accounting, Minnesota Life from 2000 to
2001

Russell W. Swansen	Vice President since 2004	Senior Vice President and Chief Investment Officer,
625 Fourth Avenue South		Thrivent Financial, since 2004; Managing Director,
Minneapolis, MN		Colonade Advisors, LLC, from 2001 to 2003, President
Age 48		and Chief Investment Officer of PPM American from
1999 to 2000

Nikki L. Sorum	Vice President since 2004	Senior Vice President, Business Development, Thrivent
625 Fourth Avenue South		Financial, since 2002; previously Senior Vice President,
Minneapolis, MN		RBC Dain Rauscher
Age 44

Janice M. Guimond	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial
625 Fourth Avenue South		since 2004; Manager of Portfolio Reporting, Thrivent
Minneapolis, MN		Financial 2003 to 2004; Independent Consultant 2001 to
Age 42		2003; Vice President, Director of Technology, Investment
Advisers, Inc. 1999 to 2000; Vice President, Investment
Systems & Services, Investment Advisers, Inc. 1997 to
1999

Marnie L. Loomans-Thuecks	Vice President since 2004	Vice President, Customer Interaction Department,
4321 North Ballard Road		Thrivent Financial
Appleton, WI
Age 42

Thomas R Mischka	Vice President and Anti-Money	Vice President of Divisional Support Services, Thrivent
4321 North Ballard Road	Laundering Officer since 2003	Financial
Appleton, WI
Age 46

Sandra A. Diedrick	Assistant Vice President and Assistant	Director, Interaction Center, Thrivent Financial
4321 North Ballard Road	Secretary since 2004
Appleton, WI
Age 54

19

Kenneth L. Kirchner	Assistant Vice President and Assistant	Director, Transfer Agency Operations, Thrivent Financial
4321 North Ballard Road	Secretary since 2004
Appleton, WI
Age 39

David R. Spangler	Assistant Vice President since 2004	Director, of Investment Product Management, Thrivent
625 Fourth Avenue South		Financial since 2002; Vice President- Product
Minneapolis, MN		Development, Wells Fargo Bank-Funds Management
Age 38		Group, from 2000 to 2002; Analyst, MCSI, Inc., 2000

John C. Bjork	Assistant Secretary since 2003	Senior Counsel, Thrivent Financial
625 Fourth Avenue South
Minneapolis, MN
Age 52

Marlene J. Nogle	Assistant Secretary since 2003	Senior Counsel, Thrivent Financial
625 Fourth Avenue South
Minneapolis, MN
Age 58

Todd J. Kelly	Assistant Treasurer since 1999	Director, Fund Accounting Operations, Thrivent
4321 North Ballard Road		Financial
Appleton, WI
Age 36

(1)"Interested person" of the Trust as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial.

(2)Each Trustee serves an indefinite term until her or his successor is duly elected and qualified. The bylaws of the Trust provide that each Trustee must retire at the end of the year in which the Trustee attains age 70. Officers serve at the discretion of the board until their successors are duly appointed and qualified.

(3)The Trustees other than Ms. Moret are not "interested persons" of the Trust and are referred to as "Independent Trustees."

20

THRIVENT MUTUAL FUNDS

Supplement to Prospectus dated February 28, 2005
Regarding
Thrivent U.S. Government Zero Coupon Target Fund, Series 2006
The “Portfolio Manager” section on page 4 of the prospectus is amended to read as follows:
Mark L. Simenstad serves as portfolio manager of the Fund. Mr. Simenstad has been with Thrivent
Investment Mgt. since 1999.
The date of this Supplement is November 2, 2005.

Please include this Supplement with your Prospectus.

21

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22

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23

We’re Listening to You!

In response to shareholder concerns regarding multiple mailings, we are sending one annual report and one prospectus for the Fund to each household. This consolidation helps reduce printing and postage costs, thereby saving shareholders’ money. If you wish to receive an additional copy of this report, call us toll free at (800) 847-4836.

This report is submitted for the information of shareholders of Thrivent Mutual Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the current prospectus for Thrivent Mutual Funds, which contains more complete information about the Funds, including investment policies, charges and expenses.

23461AR N12-05

24

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant's Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. However, during the period covered by this report, such code of ethics was amended to (a) reflect the new names of registrant and its affiliated investment company; (b) add the name of a newly-created affiliated investment company as being covered by such code: and (c) permit the Chief Legal Officer to keep copies of the records required to be kept under such code. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant's Board of Trustees has determined that Herbert F. Eggerding, Jr., an independent trustee, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed by registrant's independent public accountants, PricewaterhouseCoopers LLP ("PwC"), for the fiscal year ended April 30, 3004, the fiscal period ended October 31, 2004, and the fiscal year ended October 31, 2005, for professional services rendered in connection with the audit of registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $220,000, $308,600, and $417,660, respectively.

(b) Audit-Related Fees

The aggregate fees PwC billed to registrant for the fiscal year ended April 30, 3004, the fiscal period ended October 31, 2004, and the fiscal year ended October 31, 2005, for assurance and other services which are reasonably related to the performance of registrant's audit and are not reported under Item 4(a) were $0 each of the respective periods. The aggregate fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for the fiscal year ended April 30, 3004, the fiscal period ended October 31, 2004, and the fiscal year ended October 31, 2005, for assurance and other services directly related to the operations and financial reporting of registrant were $0 for each of the respective periods.

(c) Tax Fees

The aggregate tax fees PwC billed to registrant for the fiscal year ended April 30, 3004, the fiscal period ended October 31, 2004, and the fiscal year ended October 31, 2005, for tax compliance, tax advice, and tax planning services were $92,500, $60,700, and $135,325, respectively. The aggregate tax fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for the fiscal year ended April 30, 3004, the fiscal period ended October 31, 2004, and the fiscal year ended October 31, 2005, for services directly related to the operations and financial reporting of registrant were $0 for each of the respective periods.

(d) All Other Fees

The aggregate fees PwC billed to registrant for the fiscal year ended April 30, 3004, the fiscal period ended October 31, 2004, and the fiscal year ended October 31, 2005, for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for each of the respective periods. The aggregate fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for the fiscal year ended April 30, 3004, the fiscal period ended October 31, 2004, and the fiscal year ended October 31, 2005, for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0, $56,415, and $44,431, respectively.

(e) Registrant's audit and compliance committee charter, adopted in August 2004, provides that the audit and compliance committee (comprised of the independent directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit and compliance committee reports to the Board of Directors ("Board") regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are independent directors) must approve the auditor at an in-person meeting. The audit and compliance committee also is responsible for pre-approval (subject to the de minimus exceptions for non-audit services described in

Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant's audit and compliance committee charter also permits a designated member of the audit and compliance committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the audit and compliance committee at the next meeting of the audit and compliance committee. Registrant's audit and compliance committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2005, were for work performed by persons other than full-time, permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for the fiscal year ended April 30, 3004, the fiscal period ended October 31, 2004, and the fiscal year ended October 31, 2005, were $0 for each of the respective periods.

(h) Registrant's audit and compliance committee has considered the non-audit services provided to the registrant and registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser as described above and determined that these services do not compromise PwC's independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Registrant's Schedule of Investments is included in the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant's board of trustees.

Item 11. Controls and Procedures

(a)(i) Registrant's President and Treasurer have concluded that registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There has been no change in registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant's internal control over financial reporting.

Item 12. Exhibits

(a) The code of ethics pursuant to Item 2 is attached hereto.

(b) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 29, 2005

THRIVENT MUTUAL FUNDS

By: /s/ Pamela J. Moret
Pamela J. Moret
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 29, 2005

By: /s/ Pamela J. Moret
Pamela J. Moret
President

Date: December 29, 2005

By: /s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer